UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08239

ProFunds
(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000 Bethesda, MD			20814
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(240) 497-6400

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Item 1. Report to Stockholders

Government Money Market ProFund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.profunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 888-PRO-FNDS (888-776-3637) or by sending an e-mail request to info@profunds.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 888-PRO-FNDS (888-776-3637) or send an email request to info@profunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Table of Contents

1	Message from the Chairman
3	Fund Performance, Allocation of Portfolio Holdings and Expense Examples
7	Financial Statements and Financial Highlights
11	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
17	Board Approval of Investment Advisory Agreement
18	Trustees and Officers
19	Government Cash Management Portfolio

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Message from the Chairman

Dear Shareholder:

I am pleased to present the annual report to shareholders of the Government Money Market ProFund, the assets of which are managed for us by DWS Investment Americas, Inc. as part of their Government Cash Management Portfolio, for the 12 months ended December 31, 2018.

Money market rates started 2018 at 1.45% and ended the year at 2.48%, closely tracking the effective federal funds rate, which started 2018 at 1.33% and ended the year at 2.40%.

Economic Growth Strong

The U.S. economy grew at a revised 3.4% annual rate in the third quarter, slightly below previous estimates, after growing 4.2% in the second quarter, the strongest pace in four years. Third-quarter growth was driven primarily by personal consumption, business investment, and government spending. Jobs and wage data continued to be positive. The unemployment rate was 3.9% in December, down from 4.1% last year. Average hourly earnings also improved, increasing by 5.0% in 2018.

The Federal Open Market Committee reported in December that economic activity has been rising at a strong rate and the labor market has continued to strengthen. Jobs gains have kept the unemployment rate low, and household spending has continued to grow strongly, while growth of business fixed investment is moderating from its rapid pace earlier in the year. The Committee also reported that overall inflation and core inflation remain near the Fed’s 2% target. In view of this, it decided to raise the federal funds rate by 0.25% to a target range between 2.25% and 2.50%. This was the fourth quarter-point increase in 2018, following increases in March, June, and September, and was the ninth increase since the Fed decided to begin normalizing monetary policy. The Committee also noted that some further gradual increases in the target range for the federal funds rate would be consistent with sustained expansion of economic activity, strong labor market conditions, and inflation near 2%.

ProFunds Results

Volatile global equity markets and targeted outflows in 2018, particularly during the latter half of the year, led to a decline in ProFunds assets under management. Not surprisingly, leveraged funds linked to equity markets saw the largest outflows and sharpest declines in ProFunds returns. On the positive side, the Government Money Market ProFund saw inflows of nearly 20%. Inverse equity funds, funds linked to rising rates, and non-geared funds linked to certain segments of the equity markets, such as health care and mobile telecommunications, also saw inflows along with positive returns.

We appreciate the trust you have placed in us by choosing ProFunds and look forward to continuing to serve your investing needs.

Sincerely,

Michael L. Sapir
Chairman of the Board of Trustees

1

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Fund Performance,
Allocation of Portfolio Holdings and Expense Examples

4 :: Government Money Market ProFund :: Fund Performance

The Government Money Market ProFund seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. The seven-day yield, as of December 31, 2018, was 1.44% for the Investor Class and 0.44% for the Service Class.

The assets of the Fund are part of a $15.7 billion portfolio managed by DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas, Inc.)(1) Its managers seek to maintain a stable net asset value of $1.00, however there is no assurance that they will be able to do so.

An investment in this Fund is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other government agency. Although the ProFund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Past performance is not predictive of future results. The performance data quoted represents past performance and current returns may be lower or higher. Yield will vary and principal value may fluctuate so that the investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month end, please visit ProFunds.com.

(1)         On July 2, 2018, Deutsche Investment Management Americas, Inc., the investment advisor for the Portfolio, was renamed to DWS Investment Management Americas, Inc.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Allocation of Portfolio Holdings and Expense Examples :: Government Money Market ProFund :: 5

Investment Objective: The Government Money Market ProFund seeks a high level of current income consistent with liquidity and preservation of capital.

An investment in this ProFund is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other government agency. Although the ProFund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the ProFund.

Allocation of Portfolio Holdings

Government Money Market ProFund
Market Exposure

Investment Type	% of Net Assets
Investment in Government Cash Management Portfolio(a)	100%
Total Exposure	100%

(a)         The Government Cash Management Portfolio holdings are included in the accompanying financial statements of the Portfolio.

Government Cash Management Portfolio
Asset Allocation(a)

Investment Type	% of Net Assets
Government & Agency Obligations
U.S. Government Sponsored Agencies	56%
U.S. Treasury Obligations	17%
Repurchase Agreements	27%
Time Deposit	— (b)

(b)         Amount is less than 0.5%

Expense Examples

As a ProFund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other ProFund expenses (including expenses allocated from the Government Cash Management Portfolio). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the ProFund and to compare these costs with the ongoing cost of investing in other mutual funds. Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher. Therefore, these examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended December 31, 2018.

The columns below under the heading entitled “Actual” provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended December 31, 2018.

The columns below under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the ProFund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the ProFund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the ProFund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Actual		Hypothetical (5% return before expense)
	Annualized Expense Ratio During Period	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period*	Ending Account Value 12/31/18	Expenses Paid During Period*
Government Money Market ProFund — Investor Class	0.98%	$1,000.00	$1,005.70	$4.95	$1,020.27	$4.99
Government Money Market ProFund — Service Class	1.90%	1,000.00	1,001.10	9.58	1,015.63	9.65

*                 Expenses are equal to the average account value over the period multiplied by the ProFund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

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Financial Statements and Financial Highlights

8 :: Government Money Market ProFund :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Investment in Government Cash Management Portfolio, at value	$475,379,996
Receivable for capital shares issued	23,913,937
Prepaid expenses	28,526
TOTAL ASSETS	499,322,459
LIABILITIES:
Payable for capital shares redeemed	24,164,496
Management services fees payable	182,007
Administration fees payable	9,983
Distribution and services fees payable—Service Class	9,999
Trustee fees payable	94
Transfer agency fees payable	40,387
Compliance services fees payable	2,276
Service fees payable	2,914
Other accrued expenses	183,260
TOTAL LIABILITIES	24,595,416
NET ASSETS	$474,727,043
NET ASSETS CONSIST OF:
Capital	$474,729,013
Total distributable earnings (loss)	(1,970)
NET ASSETS	$474,727,043
INVESTOR CLASS:
Net Assets	$460,210,462
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	460,207,061
Net Asset Value (offering and redemption price per share)	$1.00
SERVICE CLASS:
Net Assets	$14,516,581
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	14,522,238
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Interest	$7,291,014	(a)
Expenses	(377,510	)(a)(b)
TOTAL INVESTMENT INCOME	6,913,504
EXPENSES:
Management services fees	1,360,340
Administration fees	107,943
Distribution and services fees—Service Class	81,322
Transfer agency fees	491,019
Administrative services fees	347,008
Registration and filing fees	56,501
Fund accounting fees	10,000
Trustee fees	11,017
Compliance services fees	4,679
Service fees	26,362
Other fees	169,478
Recoupment of prior expenses reimbursed by the Advisor	966,117
TOTAL NET EXPENSES	3,631,786
NET INVESTMENT INCOME	3,281,718
REALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(1,853	)(a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,279,865

(a)         Allocated from Government Cash Management Portfolio.

(b)         For the year ended December 31, 2018, the Advisor to the Government Cash Management Portfolio waived fees, of which $164,055 was allocated to the Government Money Market ProFund on a pro-rated basis.

See accompanying notes to the financial statements.

Financial Statements :: Government Money Market ProFund :: 9

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income	$3,281,718	$77,227
Net realized gains (losses) on investments	(1,853)	13,998
Change in net assets resulting from operations	3,279,865	91,225
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions
Investor Class	(3,269,390)	(74,830)
Service Class	(26,551)	(2,972)
Change in net assets resulting from distributions	(3,295,941)	(77,802)
CAPITAL TRANSACTIONS:
Proceeds from shares issued
Investor Class	6,867,705,967	6,681,619,375
Service Class	149,812,946	176,728,560
Distributions reinvested
Investor Class	3,203,363	74,730
Service Class	26,483	2,922
Value of shares redeemed
Investor Class	(6,797,638,863)	(6,599,652,691)
Service Class	(148,359,309)	(185,705,322)
Change in net assets resulting from capital transactions	74,750,587	73,067,574
Change in net assets	74,734,511	73,080,997
NET ASSETS:
Beginning of period	399,992,532	326,911,535
End of period	$474,727,043	$399,992,532
SHARE TRANSACTIONS:
Issued
Investor Class	6,867,705,981	6,681,619,349
Service Class	149,812,969	176,728,560
Reinvested
Investor Class	3,203,363	74,730
Service Class	26,483	2,922
Redeemed
Investor Class	(6,797,638,863)	(6,599,652,691)
Service Class	(148,359,309)	(185,705,322)
Change in shares	74,750,624	73,067,548

See accompanying notes to the financial statements.

10 :: Government Money Market ProFund :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities						Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income(a)		Net Realized Gains (Losses) on Investments(a)		Total from Investment Activities		Net Investment Income		Net Realized Gains on Investments		Total Distributions
Government Money Market ProFund
Investor Class
Year Ended December 31, 2018	$1.000	0.009		—	(c)	0.009		(0.009)		—	(c)	(0.009)
Year Ended December 31, 2017	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)
Year Ended December 31, 2016	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)
Year Ended December 31, 2015	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)
Year Ended December 31, 2014	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)
Service Class
Year Ended December 31, 2018	$1.000	0.002		—	(c)	0.002		(0.002)		—	(c)	(0.002)
Year Ended December 31, 2017	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)
Year Ended December 31, 2016	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)
Year Ended December 31, 2015	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)
Year Ended December 31, 2014	$1.000	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)

Net Asset		Ratios to Average Net Assets				Supplemental Data
Value, End of Period	Total Return	Gross Expenses(a)(b)	Net Expenses(a)		Net Investment Income(a)	Net Assets, End of Period (000’s)

$1.000	0.86%	1.01%	1.01%		0.87%	$460,210
$1.000	0.02%	0.96%	0.90%		0.02%	$386,955
$1.000	0.02%	0.84%	0.41	%(d)	0.02%	$304,901
$1.000	0.02%	0.86%	0.23	%(d)	0.02%	$422,541
$1.000	0.02%	0.89%	0.17	%(d)	0.02%	$328,085

$1.000	0.20%	1.64%	1.64%		0.20%	$14,517
$1.000	0.02%	0.96%	0.90%		0.02%	$13,037
$1.000	0.02%	0.84%	0.41	%(d)	0.02%	$22,011
$1.000	0.02%	0.86%	0.23	%(d)	0.02%	$43,741
$1.000	0.02%	0.89%	0.17	%(d)	0.02%	$141,024

(a)         Per share amounts and percentages include the applicable allocation from the Government Cash Management Portfolio.

(b)         For the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015, and December 31, 2014, the Advisor to the Government Cash Management Portfolio waived fees which were allocated to the Government Money Market ProFund on a pro-rata basis. If included, the corresponding impact to the gross expense ratio would be an increase of 0.04%, 0.03%, 0.05%, 0.03%, and 0.03%, respectively.

(c)          Amount is less than $0.0005.

(d)         The expense ratio for the period reflects the deduction of certain expenses to maintain a certain minimum net yield.

See accompanying notes to the financial statements.

Notes to Financial Statements

12 :: Government Money Market ProFund :: Notes to Financial Statements :: December 31, 2018

1. Organization

ProFunds (the “Trust”) consists of 112 separate investment portfolios and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”) and thus follows accounting and reporting guidance for investment companies. The Trust is organized as a Delaware statutory trust and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. The accompanying financial statements relate to the Government Money Market ProFund, (the “ProFund”). The ProFund has two classes of shares: the Investor Class and Service Class. The ProFund is a feeder fund in a master-feeder fund structure and seeks to achieve its objective by investing all of its investable assets in the Government Cash Management Portfolio (the “Portfolio”).

The Portfolio is an open-end management investment company that is advised by DIMA (defined hereafter), and has the same investment objective as the ProFund. On July 2, 2018, Deutsche Investment Management Americas, Inc., the investment advisor for the Portfolio, was renamed as DWS Investment Management Americas, Inc. (“DIMA”). As of December 31, 2018, the percentage of the Portfolio’s interests owned by the ProFund was 3.02%. The financial statements of the Portfolio, including its schedule of portfolio investments, are included in this report and should be read in conjunction with the ProFund’s financial statements.

Each class of shares has identical rights and privileges except with respect to fees paid under the Distribution and Shareholder Services Plan and voting rights on matters affecting a single class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and ProFund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the ProFund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The ProFund records its investments in the Portfolio at fair value, which represents its proportionate ownership of the value of the Portfolio’s net assets. The valuation techniques used to determine fair value are further described in Note 3. The Portfolio’s Notes to Financial Statements included elsewhere in this report provide information about the Portfolio’s valuation policy and its period-end security valuations.

Investment Transactions and Related Income

The ProFund records daily its proportionate share of the Portfolio’s income, expenses, and realized gains and losses. In addition, the ProFund accrues its own expenses.

Allocations

Expenses directly attributable to the ProFund are charged to the ProFund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

The investment income, expenses (other than class specific expenses charged to a class), and realized gains and losses on investments of the ProFund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized gains and losses are incurred.

Distributions to Shareholders

The ProFund declares distributions from net investment income daily and pays the dividends on a monthly basis. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, distribution reclassification), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes

The ProFund intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFund intends to make timely distributions in order to avoid tax liability. Accordingly, no provision for federal income taxes is required in the financial statements. The ProFund has a calendar tax year end.

Management of the ProFund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken and the ProFund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Recent Accounting Pronouncements and Regulation S-X Amendments

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by

December 31, 2018 :: Notes to Financial Statements :: Government Money Market ProFund :: 13

existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the ProFund has early adopted ASU 2018-13 with the financial statements prepared as of December 31, 2018.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. The ProFund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the ProFund’s net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes presenting all distributions to shareholders, other than tax basis return of capital distributions, if any, in one line-item, called “Total distributions”. Prior to the adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets were presented as follows:

Class of Shares:	Distributions from Net investment income:
Investor Class	$(74,830)
Service Class	(2,972)

3. Investment Valuation Summary

The valuation techniques employed by the ProFund, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the ProFund’s investments are summarized in the three broad levels listed below:

•                  Level 1 — quoted prices in active markets for identical assets

•                  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the ProFund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

As of December 31, 2018, the ProFund’s $475,379,996 investment in the Portfolio, which is a registered investment company, is based on Level 2 inputs due to the ProFund’s master-feeder structure. There were no Level 1 or Level 3 investments held by the ProFund during the year ended December 31, 2018.

4. Fees and Transactions with Affiliates and Other Parties

ProFund Advisors LLC (the “Advisor”) serves as the investment advisor of the ProFund for an annual fee equal to 0.35% of the average daily net assets of the ProFund, although no fee is payable under the agreement unless the master-feeder relationship with the Portfolio is terminated and the Advisor directly invests the assets of the ProFund. DIMA is the investment advisor to the Portfolio in which the ProFund invests its assets.

Citi Fund Services Ohio, Inc. (“Citi”) acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the Trust’s and Access One Trust’s (an affiliated trust) aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.05%, and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program.

FIS Investor Services LLC (“FIS”) acts as the Trust’s transfer agent. For these services, the Trust pays FIS a base fee, account and service charges, and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Advisor, serves as the Trust’s distributor. Under a Distribution and Shareholder Services Plan, adopted by the Trust’s Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, the ProFund may pay financial intermediaries such as broker-dealers, investment advisors and the Distributor up to 1.00%, on an annualized basis, of the average daily net assets attributable to Service Class shares as compensation for service and distribution-related activities and/or shareholder services with respect to Service Class shares. DIMA has committed to provide the Distributor with additional resources to enhance the visibility and distribution of the ProFund and other funds in the Trust, given that the sale of shares of the funds in the Trust is likely to increase the size of the ProFund.

A portion of the Distribution and Service Fees were suspended for a portion of the year ended December 31, 2018. Throughout the year, the Distribution and Service Fees have been incrementally reinstated, with the ProFund paying net Distribution and Service Fees, on an annualized basis, of the average daily net assets attributable to Service Class shares, as follows:

Effective:	Total Net Distribution and Service Fees Paid
January 1, 2018	0.00%
February 1, 2018	0.25%
March 1, 2018	0.35%
April 1, 2018	0.50%
May 1, 2018	0.65%
June 1, 2018	0.70%
July 1, 2018	0.80%
August 1, 2018	0.85%
September 1, 2018	0.90%
October 1, 2018	0.95%
November 1, 2018	1.00%

As of November 1, 2018, the Distribution and Service Fees were fully reinstated. Distribution and Service Fees remained fully reinstated through December 31, 2018. If the ProFund had paid an amount equal to 1.00% of the average daily net assets attributable to Service Class shares, the Distribution and Service Fees would have been $129,164 for the year ended December 31, 2018.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFund. For these services, the ProFund pays the Advisor a fee at the annual rate of 0.35% of its average daily net assets for providing feeder fund management and administrative services to the ProFund.

The Advisor, pursuant to a separate Services Agreement, performs certain services related to the operation and maintenance of a shareholder trading platform. For these services, the Trust pays the Advisor a monthly base fee as reflected on the Statement of Operations as “Service fees.”

14 :: Government Money Market ProFund :: Notes to Financial Statements :: December 31, 2018

The ProFund pays fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statement of Operations as “Administrative services fees.”

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust’s Chief Compliance Officer, such Officers and Trustee receive no compensation from the ProFund for serving in their respective roles. The Trust, together with affiliated Trusts, pays each Independent Trustee compensation for his services at the annual rate of $185,000. Independent Trustees also receive $10,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $3,000 for attending each telephonic meeting. During the year ended December 31, 2018, actual Trustee compensation was $711,000 in aggregate from the Trust and affiliated trusts. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the ProFund reimburses the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

Effective May 1, 2018, the Advisor has contractually agreed to waive management services fees, and if necessary, reimburse certain other expenses of the ProFund in order to limit the annual operating expenses (exclusive of brokerage costs, interest, taxes, litigation, indemnification, and extraordinary expenses as determined under GAAP) to an annualized rate of 0.98% and 1.98% for Investor Class and Service Class, respectively, of the average daily net assets of the respective class of shares. These expense limitations remain in effect until at least April 30, 2019.

The Advisor has also contractually agreed to waive management services fees, and if necessary, reimburse certain other expenses of the ProFund through April 30, 2019 to the extent necessary to maintain a certain minimum net yield as determined by the Advisor.

The Advisor may recoup the management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period and minimum yield limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the net yield of each Class of the ProFund to fall below the highest previously determined minimum yield and such recoupment would not cause annualized operating expenses to exceed the expense limit in effect at the time of the waiver, and the expense limit in effect at the time of the recoupment. Any amounts recouped by the Advisor during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of December 31, 2018, the recoupments that may potentially be made by the ProFund are as follows:

	Expires 4/30/19	Expires 4/30/20	Total
Government Money Market ProFund	$1,889,300	$1,469,114	$3,358,414

5. Federal Income Tax Information

The tax character of dividends paid to shareholders during the applicable tax years ended, as noted below, were as follows:

	Ordinary Income	Total Distributions Paid
December 31, 2018
Government Money Market ProFund	$3,295,941	$3,295,941
December 31, 2017
Government Money Market ProFund	$77,802	$77,802

As of the most recent tax year ended December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Government Money Market ProFund	$615	$—	$(2,585)	$—	$(1,970)

As of the tax year ended December 31, 2018, the ProFund had net capital loss carryforwards (“CLCFs”) as summarized in the table below.

No Expiration Date
Government Money Market ProFund	$2,585

Unused limitations accumulate and increase limited CLCFs available for use in offsetting net capital gains. The Board does not intend to authorize a distribution of any realized gain for the ProFund until any applicable CLCF has been offset or utilized.

6. Subsequent Events

The ProFund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that have a material impact on the ProFund’s financial statements.

Report of Independent Registered Public Accounting Firm :: Government Money Market ProFund :: 15

To the Board of Trustees of ProFunds and Shareholders of Government Money Market ProFund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Government Money Market ProFund (one of the funds constituting ProFunds, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the Accounting Agent for the Master Fund. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 26, 2019

We have served as the auditor of one or more investment companies in ProFunds, Access One Trust and ProShares Trust group since 1997.

16 :: Government Money Market ProFund :: Additional Tax Information (unaudited)

For the fiscal year ended December 31, 2018, the amount of short-term capital gain designated by the ProFund was as follows:

Short-Term Capital Gain
Government Money Market ProFund	$14,620

December 31, 2016 :: Board Approval of Investment Advisory Agreement (unaudited) :: Government Money Market ProFund :: 17

At a meeting held on September 27-28, 2018, the Board of Trustees (the “Board”), including the trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”), unanimously approved the renewal of the Investment Advisory Agreement between ProFund Advisors LLC (the “Advisor”) and the Trust on behalf of the Government Money Market ProFund (the “Fund”) (the “Advisory Agreement”). The Board, including all of the Independent Trustees, determined that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Fund and its shareholders.

The Independent Trustees were advised by independent legal counsel with respect to their deliberations. In addition, the Trustees retained the services of an independent consultant to assist them in evaluating information with respect to certain aspects of their review of the contractual arrangements with respect to the Fund, including the reasonableness of fees paid by the Fund. In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor.

The Board noted that the Fund is a feeder fund that invests all its shares in a master fund that is advised by a third party investment advisor. The Trustees noted that the contractual amount of the fee was 0.35 percent of the Fund’s average annual daily net assets, but that the Advisor does not collect this fee for so long as the Fund is a feeder fund that invests in shares of a master fund. The Board also noted that the Fund pays the Advisor a Management Services fee of 0.35 percent of the Fund’s average annual daily net assets, all of which the Advisor waived. The Board requested, and the Advisor provided, information that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement in light of the structure of the Fund.

The Board considered that the Advisor has the requisite portfolio management skills to manage the Fund if necessary, and considered the reasonableness of the fee should the Advisor begin to provide services under the Advisory Agreement. In assessing the reasonableness of the fee, the Board considered the nature of the services described in the Advisory Agreement, and fees charged by comparable money market funds.

In its deliberations, the Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered any indirect, or “fall-out,” benefits that the Advisor or its affiliates derived from their relationship to the Fund but concluded that such benefits were relatively insignificant. The Board considered that ProFund Distributors, Inc. (“PDI”), a wholly-owned subsidiary of the Advisor, earns fees from the Fund for providing services under a Distribution and Shareholder Services Plan.

In addition to the information provided and discussions that occurred at the meeting on September 27-28, 2018, the Board regularly considers matters bearing on the Fund and its investment advisory, administration and distribution arrangements including the Fund’s investment results and performance data, at their regular meetings throughout the year. The Board’s conclusions may take into account their consideration for the relevant arrangements during the course of the year and in prior years.

18 :: Government Money Market ProFund :: Trustees and Executive Officers (unaudited)

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

William D. Fertig c/o ProFunds Trust 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (117)	Context Capital

Russell S. Reynolds, III c/o ProFunds Trust 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (117)	RSR Partners, Inc.

Michael C. Wachs c/o ProFunds Trust 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	Linden Lane Capital Partners LLC (Real Estate Development): Managing Principal (2010 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (117)	NAIOP (the Commercial Real Estate Development Association)

Interested Trustee

Michael L. Sapir** 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (117)

*                 The “Fund Complex” consists of all operational registered investment companies under the 1940 Act that are advised by ProFund Advisors LLC and any operational registered investment companies that have an investment adviser that is an affiliated person of ProFund Advisors LLC. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this report are excluded from these figures.

**          Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Executive Officers

Todd B. Johnson 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor and ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Victor M. Frye 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present

Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors LLC (December 2004 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present); Chief Compliance Officer of ProFunds Distributors, Inc. (July 2015 to present).

Richard F. Morris 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of the Advisor, ProShare Advisors, and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015); General Counsel, WisdomTree Asset Management (October 2010 to October 2012)

Christopher E. Sabato 4400 Easton Commons, Suite 200 Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 888-776-3637.

Government Cash Management Portfolio

20 :: Government Cash Management Portfolio :: Investment Portfolio :: December 31, 2018

Investment Portfolio

Government & Agency Obligations 72.5%

U.S. Government Sponsored Agencies 55.8%

	Principal Amount	Value
Federal Farm Credit Bank:
1-month LIBOR minus 0.135%, 2.265%*, 4/11/2019	$150,000,000	$150,000,000
1-month LIBOR minus 0.075%, 2.304%*, 11/5/2019	18,000,000	17,998,445
1-month LIBOR minus 0.126%, 2.306%*, 5/13/2019	2,330,000	2,329,734
1-month LIBOR minus 0.123%, 2.309%*, 8/13/2019	212,000,000	212,000,000
1-month LIBOR minus 0.110%, 2.311%*, 3/12/2019	115,000,000	114,998,803
1-month LIBOR minus 0.070%, 2.317%*, 1/9/2019	50,000,000	50,000,000
1-month LIBOR minus 0.056%, 2.33%*, 7/6/2020	50,000,000	50,000,000
1-month LIBOR minus 0.145%, 2.361%*, 2/26/2019	115,000,000	114,999,291
1-month LIBOR minus 0.145%, 2.377%*, 3/29/2019	166,000,000	166,000,000
1-month LIBOR minus 0.120%, 2.386%*, 3/25/2019	100,000,000	100,000,000
1-month LIBOR minus 0.130%, 2.392%*, 4/29/2019	246,500,000	246,500,000
1-month LIBOR minus 0.075%, 2.447%*, 4/29/2019	160,000,000	159,997,396
1-month LIBOR plus 0.185%, 2.572%*, 8/9/2019	50,000,000	50,084,227
2.626%**, 8/21/2019	47,000,000	46,215,518
1-month LIBOR plus 0.190%, 2.645%*, 7/15/2019	820,000	821,292
1-month LIBOR plus 0.190%, 2.66%*, 6/20/2019	120,000,000	120,159,324
Federal Home Loan Bank:
2.49%, 5/6/2019	75,000,000	74,996,462
2.069%**, 1/4/2019	607,000	606,897
3-month LIBOR minus 0.390%, 2.079%*, 1/22/2019	5,125,000	5,125,000
3-month LIBOR minus 0.330%, 2.09%*, 1/11/2019	190,000,000	190,000,000
3-month LIBOR minus 0.320%, 2.105%*, 4/12/2019	1,440,000	1,439,943
3-month LIBOR minus 0.310%, 2.11%*, 1/11/2019	183,500,000	183,500,000
2.180%**, 1/2/2019	68,519,000	68,514,908
2.225%**, 1/18/2019	132,500,000	132,362,660
3-month LIBOR minus 0.280%, 2.261%*, 2/1/2019	330,000,000	330,000,000
1-month LIBOR minus 0.080%, 2.267%*, 2/4/2019	95,000,000	95,000,000
1-month LIBOR minus 0.080%, 2.267%*, 4/4/2019	48,500,000	48,500,000
Step-Up Coupon, 2.53 to 3/20/2019, 2.78 to 6/20/2019, 3.03 to 9/20/019	220,800,000	220,800,000
1-month LIBOR minus 0.100%, 2.287%*, 3/8/2019	200,000,000	200,000,000
1-month LIBOR minus 0.090%, 2.289%*, 4/5/2019	88,000,000	88,000,000
1-month LIBOR minus 0.090%, 2.29%*, 4/5/2019	150,000,000	150,000,000
1-month LIBOR minus 0.085%, 2.302%*, 9/9/2019	150,000,000	150,000,000
1-month LIBOR minus 0.060%, 2.32%*, 12/6/2019	160,000,000	160,000,000
2.342%**, 3/20/2019	63,000,000	62,684,685
1-month LIBOR minus 0.085%, 2.347%*, 9/13/2019	100,000,000	100,000,000
1-month LIBOR minus 0.125%, 2.354%*, 6/21/2019	163,500,000	163,500,000
1-month LIBOR minus 0.090%, 2.365%*, 1/18/2019	95,000,000	95,000,000
1-month LIBOR minus 0.130%, 2.374%*, 3/22/2019	233,250,000	233,250,000
1-month LIBOR minus 0.055%, 2.385%*, 1/14/2020	162,500,000	162,500,000
2.393%**, 3/11/2019	300,000,000	298,643,000
1-month LIBOR minus 0.110%, 2.394%*, 2/22/2019	224,000,000	224,000,000
2.413%**, 2/12/2019	80,000,000	79,777,867
2.413%**, 2/25/2019	55,000,000	54,800,014
2.423%**, 2/7/2019	87,500,000	87,285,066
2.433%**, 3/27/2019	73,500,000	73,083,500
1-month LIBOR minus 0.065%, 2.441%*, 8/28/2019	50,000,000	50,000,000
1-month LIBOR minus 0.025%, 2.445%*, 4/20/2020	218,000,000	218,000,000
1-month LIBOR minus 0.045%, 2.459%*, 1/24/2019	75,000,000	75,004,141
3-month LIBOR minus 0.310%, 2.461%*, 3/11/2019	210,000,000	210,000,000
2.5%, 5/7/2019	30,000,000	29,998,538
SOFR plus 0.040%, 2.5%*, 5/15/2019	28,000,000	28,000,000
SOFR plus 0.040%, 2.5%*, 6/21/2019	144,000,000	144,000,000
3-month LIBOR minus 0.230%, 2.508%*, 12/3/2019	70,000,000	70,000,000
3-month LIBOR minus 0.190%, 2.517%*, 8/28/2019	255,000,000	255,000,000
SOFR plus 0.060%, 2.52%*, 9/10/2019	140,000,000	140,000,000
SOFR plus 0.065%, 2.525%*, 11/15/2019	131,750,000	131,750,000
2.53%**, 5/24/2019	45,000,000	44,554,019
2.53%**, 5/31/2019	35,000,000	34,636,146
2.535%**, 6/19/2019	43,000,000	42,498,333
2.535%**, 6/19/2019	74,000,000	73,128,542
2.535%**, 6/21/2019	7,000,000	6,916,875
2.717%**, 11/12/2019	25,000,000	24,413,750
Federal Home Loan Mortgage Corp.:
1.375%, 2/28/2019	906,000	904,965
1-month LIBOR minus 0.150%, 2.271%*, 2/12/2019	20,000,000	20,000,000
Step-Up Coupon, 2.53 to 3/20/2019, 2.78 to 6/20/2019, 3.03 to 9/20/2019	88,000,000	88,000,000
1-month LIBOR minus 0.150%, 2.282%*, 2/13/2019	195,000,000	195,000,000
1-month LIBOR minus 0.100%, 2.287%*, 8/8/2019	274,500,000	274,478,383
1-month LIBOR minus 0.100%, 2.321%*, 8/12/2019	90,000,000	89,992,633
1-month LIBOR minus 0.100%, 2.355%*, 3/18/2019	283,000,000	283,000,000
2.393%**, 2/20/2019	164,000,000	163,462,444

See accompanying notes to the financial statements.

December 31, 2018 :: Investment Portfolio :: Government Cash Management Portfolio :: 21

U.S. Government Sponsored Agencies, continued

	Principal Amount	Value
1-month LIBOR minus 0.110%, 2.396%*, 5/28/2019	$255,000,000	$255,000,000
SOFR plus 0.025%, 2.485%*, 5/8/2019	180,000,000	180,000,000
SOFR plus 0.030%, 2.49%*, 6/19/2019	160,000,000	160,000,000
Federal National Mortgage Association:
1.75%, 9/12/2019	490,000	486,822
SOFR plus 0.070%, 2.53%*, 10/30/2019	40,000,000	40,000,000
SOFR plus 0.100%, 2.56%*, 4/30/2020	32,750,000	32,750,000
Freddie Mac Discount Notes, 2.433%**, 4/1/2019	75,000,000	74,550,000
		8,770,999,623
U.S. Treasury Obligations 16.7%
U.S. Treasury Bills:
2.225%**, 2/14/2019	220,000,000	219,409,789
2.368%**, 3/21/2019	205,000,000	203,962,649
2.368%**, 3/21/2019	205,000,000	203,935,825
2.423%**, 4/11/2019	205,000,000	203,652,638
2.424%**, 4/11/2019	205,000,000	203,624,849
2.514%**, 6/13/2019	138,635,000	137,078,283
U.S. Treasury Floating Rate Notes:
3-month U.S. Treasury Bill Money Market Yield + 0.048%, 2.478%*, 10/31/2019	150,000,000	150,115,744
3-month U.S. Treasury Bill Money Market Yield plus 0.070%, 2.5%*, 4/30/2019	649,750,000	649,986,391
3-month U.S. Treasury Bill Money Market Yield plus 0.140%, 2.57%*, 1/31/2019	304,000,000	304,054,192
U.S. Treasury Note, 2.75%, 2/15/2019	358,000,000	358,119,947
		2,633,940,307
Total Government & Agency Obligations (Cost $11,404,939,930)		11,404,939,930

Time Deposit 0.3%

Credit Agricole Corporate & Investment Bank, 2.35%, 1/2/2019 (Cost $50,000,000)	50,000,000	50,000,000

Repurchase Agreements 26.6%
BNP Paribas, 2.95%, dated 12/31/2018, to be repurchased at $216,035,400 on 1/2/2019(a)	216,000,000	216,000,000
Citigroup Global Markets, Inc., 2.95%, dated 12/31/2018, to be repurchased at $100,016,389 on 1/2/2019(b)	100,000,000	100,000,000
Fixed Income Clearing Corp., 2.95%, dated 12/31/2018, to be repurchased at $2,150,352,361 on 1/2/2019(c)	2,150,000,000	2,150,000,000
HSBC Securities, Inc., 2.9%, dated 12/31/2018, to be repurchased at $75,012,083 on 1/2/2019(d)	75,000,000	75,000,000
Wells Fargo Bank, 2.95%, dated 12/31/2018, to be repurchased at $195,781,081 on 1/2/2019(e)	195,749,000	195,749,000
Wells Fargo Bank, 3.0%, dated 12/31/2018, to be repurchased at $1,442,040,300 on 1/2/2019(f)	1,441,800,000	1,441,800,000
Total Repurchase Agreements (Cost $4,178,549,000)		4,178,549,000

	% of Net Assets	Value
Total Investment Portfolio (Cost $15,633,488,930)	99.4	15,633,488,930
Other Assets and Liabilities, Net	0.6	86,978,300
Net Assets	100.0	$15,720,467,230

*                 Floating rate security. These securities are shown at their current rate as of December 31, 2018.

**          Annualized yield at time of purchase; not a coupon rate.

(a)         Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
908,900	U.S. Treasury Bonds	4.375	05/15/2040	1,117,319
221,424,700	U.S. Treasury Notes	2.00–2.625	01/31/2024–12/31/2025	219,202,681
Total Collateral Value				220,320,000

(b)         Collateralized by $102,107,000 U.S. Treasury Bills, Zero Coupon, with various maturity dates of 1/10/2019-6/20/2019 with a value of $102,000,074.

(c)          Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
1,214,125,000	U.S. Treasury Bonds	2.50–3.00	2/15/2045–5/15/2047	1,196,062,745
979,000,000	U.S. Treasury Notes	2.00–2.875	6/30/2023–7/31/2025	996,944,193
Total Collateral Value				2,193,006,938

(d)         Collateralized by $98,752,290 U.S. Treasury STRIPS, Zero Coupon, with various maturity dates of 11/15/2024-5/15/2029 with a value of $76,500,000.

See accompanying notes to the financial statements.

22 :: Government Cash Management Portfolio :: Investment Portfolio :: December 31, 2018

(e)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
13,628,202	U.S. Treasury Inflation Indexed Bonds	0.125–1.25	7/15/2020–7/15/2025	14,801,777
51,521	U.S. Treasury Bond	8.75	8/15/2020	58,212
180,546,820	U.S. Treasury Notes	1.125–3.0	1/31/2019–11/15/2026	179,320,713
5,465,312	U.S. Treasury Floating Rate Note	2.463	7/31/2020	5,483,288
Total Collateral Value				199,663,990

(f)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
83,019,342	Federal Home Loan Mortgage Corp.	2.368–3.138	11/1/2046–1/1/2048	83,053,895
970,603,413	Federal National Mortgage Association	2.495–5.00	1/1/2029–1/1/2049	993,021,240
392,405,349	Government National Mortgage Association	2.50–5.50	9/20/2045–12/20/2048	394,560,866
Total Collateral Value				1,470,636,001

LIBOR: London Interbank Offered Rate

SOFR: Secured Overnight Financing Rate

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Portfolio’s investments. For information on the Portfolio’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities(g)	$—	$11,404,939,930	$—	$11,404,939,930
Time Deposit	—	50,000,000	—	50,000,000
Repurchase Agreements	—	4,178,549,000	—	4,178,549,000
Total	$—	$15,633,488,930	$—	$15,633,488,930

(g)  See Investment Portfolio for additional detailed categorizations.

See accompanying notes to the financial statements.

Financial Statements :: Government Cash Management Portfolio :: 23

Statement of Assets and Liabilities
as of December 31, 2018

ASSETS:
Investments in non-affiliated securities, valued at amortized cost	$11,454,939,930
Repurchase agreements, valued at amortized cost	4,178,549,000
Cash	67,537,800
Interest receivable	20,181,441
Other assets	624,166
TOTAL ASSETS	15,721,832,337
LIABILITIES:
Accrued investment advisory fee	480,009
Accrued Trustees’ fees	221,311
Other accrued expenses and payables	663,787
TOTAL LIABILITIES	1,365,107
NET ASSETS, AT VALUE	$15,720,467,230

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Income:
Interest	$334,741,857
EXPENSES:
Management fee	17,690,055
Administration fee	5,409,185
Custodian fee	193,309
Professional fees	401,442
Reports to shareholders	43,721
Trustees’ fees and expenses	911,529
Other	527,730
Total expenses before expense reductions	25,176,971
Expense reductions	(7,577,635)
TOTAL EXPENSES AFTER EXPENSE REDUCTIONS	17,599,336
NET INVESTMENT INCOME	317,142,521
Net realized gain (loss) from investments	(59,287)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$317,083,234

See accompanying notes to the financial statements.

24 :: Government Cash Management Portfolio :: Financial Statements

Statements of Changes in Net Assets

	Years Ended December 31, 2018	Years Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$317,142,521	$106,771,143
Net realized gain (loss)	(59,287)	338,378
Net increase (decrease) in net assets resulting from operations	317,083,234	107,109,521
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Proceeds from capital invested	67,371,988,036	64,583,463,238
Value of capital withdrawn	(69,141,070,041)	(59,493,039,509)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(1,769,082,005)	5,090,423,729
INCREASE (DECREASE) IN NET ASSETS	(1,451,998,771)	5,197,533,250
Net assets at beginning of period	17,172,466,001	11,974,932,751
Net assets at end of period	$15,720,467,230	$17,172,466,001

See accompanying notes to the financial statements.

Financial Highlights :: Government Cash Management Portfolio :: 25

	Years Ended December 31, 2018	Years Ended December 31, 2017	Years Ended December 31, 2016	Years Ended December 31, 2015	Years Ended December 31, 2014
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)	15,720	17,172	11,975	18,021	19,918
Ratio of expenses before expense reductions (%)	.14	.14	.16	.17	.17
Ratio of expenses after expense reductions (%)	.10	.11	.11	.14	.14
Ratio of net investment income (%)	1.76	.83	.32	.11	.05
Total Return (%)(a),(b)	1.78	.81	.32	.11	.05

(a)  Total return would have been lower had certain expenses not been reduced.

(b)  Total return for the Portfolio was derived from the performance of DWS Government Cash Reserves Fund Institutional.

See accompanying notes to the financial statements.

26 :: Government Cash Management Portfolio :: Notes to Financial Statements :: December 31, 2018

A. Organization and Significant Accounting Policies

Government Cash Management Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a New York trust.

The Portfolio is a master fund. A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio may have several feeder funds, including affiliated DWS feeder funds and unaffiliated feeder funds; with a significant ownership percentage of the Portfolio’s net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2018, DWS Government Cash Management Fund, DWS Government Cash Reserves Fund Institutional and DWS Government Money Market Series owned approximately 13%, 3% and 81%, respectively, of the Portfolio.

The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Portfolio qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Repurchase Agreements

The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Portfolio, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated subcustodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio’s claims on the collateral may be subject to legal proceedings.

As of December 31, 2018, the Portfolio held repurchase agreements with a gross value of $4,178,549,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Portfolio’s Investment Portfolio.

Federal Income Taxes

The Portfolio is considered a Partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio’s assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

At December 31, 2018, Government Cash Management Portfolio had an aggregate cost of investments for federal income tax purposes of $15,633,488,930.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Portfolio’s financial statements. The Portfolio’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Contingencies

In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

December 31, 2018 :: Notes to Financial Statements :: Government Cash Management Portfolio :: 27

Other

Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

The Portfolio makes an allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B. Fees and Transactions with Affiliates

Management Agreement

Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio.

Under the Investment Management Agreement, the Portfolio pays the Advisor a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $3.0 billion of the Portfolio’s average daily net assets	.1200%
Next $4.5 billion of such net assets	.1025%
Over $7.5 billion of such net assets	.0900%

Accordingly, for the year ended December 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.10% of the Portfolio’s average daily net assets.

For the period from January 1, 2018 through September 30, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.14% of the Portfolio’s average daily net assets.

Effective October 1, 2018 through April 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.18% of the Portfolio’s average daily net assets.

For the period from January 1, 2018 through April 10, 2018, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.10% of the Portfolio’s average daily net assets.

For the period from April 11, 2018 through April 26, 2018, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.08% of the Portfolio’s average daily net assets.

For the period from April 27, 2018 through December 2, 2018, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.10% of the Portfolio’s average daily net assets.

Effective December 3, 2018 through December 31, 2018, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.08% of the Portfolio’s average daily net assets. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the year ended December 31, 2018, fees waived and/or expenses reimbursed are $7,577,635.

Administration Fee

Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee (“Administration Fee”) of 0.03% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2018, the Administration Fee was $5,409,185, of which $417,827 is unpaid.

Filing Service Fees

Under an agreement with the Portfolio, DIMA is compensated for providing certain regulatory filing services to the Portfolio. For the year ended December 31, 2018, the amount charged to the Portfolio by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,967, of which $614 is unpaid.

Trustees’ Fees and Expenses

The Portfolio paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

C. Line of Credit

The Portfolio and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Portfolio had no outstanding loans at December 31, 2018.

28 :: Government Cash Management Portfolio :: Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Holders of Beneficial Interest in Government Cash Management Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Government Cash Management Portfolio (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2019

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

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P.O. Box 182800

Columbus, OH 43218-2800

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers

For Individual Investors Only: 888-776-3637 or 614-470-8122
Institutions and Financial Professionals Only: 888-776-5717 Or: 240-497-6552
Fax Number: (800) 782-4797
Website Address: ProFunds.com

This report is submitted for the general information of the shareholders of the ProFunds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 888-776-5717.

A description of the policies and procedures that the ProFunds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 888-776-3637; and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the ProFund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available. (i) without change by calling toll-free 888-776-3637; (ii) on the ProFunds’ website at ProFunds.com; and (iii) on the Commission’s website at sec.gov.

ProFunds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Following the Form N-Q filing for the first quarter of 2019, this ProFund will no longer be required to file Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

PRO1218

ProFunds VP

Asia 30

Banks

Basic Materials

Bear

Biotechnology

Bull

Consumer Goods

Consumer Services

Dow 30

Emerging Markets

Europe 30

Falling U.S. Dollar

Financials

Government Money Market

Health Care

Industrials

International

Internet

Japan

Large-Cap Growth

Large-Cap Value

Mid-Cap

Mid-Cap Growth

Mid-Cap Value

Nasdaq-100

Oil & Gas

Pharmaceuticals

Precious Metals

Real Estate

Rising Rates Opportunity

Semiconductor

Short Dow 30

Short Emerging Markets

Short International

Short Mid-Cap

Short Nasdaq-100

Short Small-Cap

Small-Cap

Small-Cap Growth

Small-Cap Value

Technology

Telecommunications

U.S. Government Plus

UltraBull

UltraMid-Cap

UltraNasdaq-100

UltraShort Dow 30

UltraShort Nasdaq-100

UltraSmall-Cap

Utilities

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the ProFunds’ VP website at ProFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as banks & insurance companies).

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account that you invest in through your financial intermediary.

Table of Contents

1	Message from the Chairman
3	Management Discussion of Fund Performance
7	Financial Statements and Financial Highlights
8	ProFund VP Asia 30
13	ProFund VP Banks
19	ProFund VP Basic Materials
25	ProFund VP Bear
30	ProFund VP Biotechnology
36	ProFund VP Bull
47	ProFund VP Consumer Goods
53	ProFund VP Consumer Services
60	ProFund VP Dow 30
65	ProFund VP Emerging Markets
71	ProFund VP Europe 30
76	ProFund VP Falling U.S. Dollar
81	ProFund VP Financials
90	ProFund VP Government Money Market
95	ProFund VP Health Care
102	ProFund VP Industrials
110	ProFund VP International
115	ProFund VP Internet
121	ProFund VP Japan
126	ProFund VP Large-Cap Growth
135	ProFund VP Large-Cap Value
145	ProFund VP Mid-Cap
150	ProFund VP Mid-Cap Growth
158	ProFund VP Mid-Cap Value
167	ProFund VP Nasdaq-100
174	ProFund VP Oil & Gas
180	ProFund VP Pharmaceuticals
186	ProFund VP Precious Metals
191	ProFund VP Real Estate
198	ProFund VP Rising Rates Opportunity
203	ProFund VP Semiconductor
209	ProFund VP Short Dow 30
214	ProFund VP Short Emerging Markets
219	ProFund VP Short International
224	ProFund VP Short Mid-Cap
229	ProFund VP Short Nasdaq-100
234	ProFund VP Short Small-Cap
239	ProFund VP Small-Cap
258	ProFund VP Small-Cap Growth
268	ProFund VP Small-Cap Value
279	ProFund VP Technology
286	ProFund VP Telecommunications
292	ProFund VP U.S. Government Plus
297	ProFund VP UltraBull
309	ProFund VP UltraMid-Cap
320	ProFund VP UltraNasdaq-100
327	ProFund VP UltraShort Dow 30
332	ProFund VP UltraShort Nasdaq-100
337	ProFund VP UltraSmall-Cap
358	ProFund VP Utilities
365	Notes to Financial Statements
393	Report of Independent Registered Public Accounting Firm
394	Additional Tax Information
396	Board Approval of Investment Advisory Agreement
399	Expense Examples
402	Trustees and Officers

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Message from the Chairman

Dear Shareholder:

I am pleased to present the annual report to shareholders of ProFunds VP for the 12 months ended December 31, 2018.

Equity Markets Around the World Experience Strong Reversal

In 2018, U.S. stocks experienced their worst losses in a decade, under pressure from rising interest rates, global trade tensions and worries about slowing global growth. Most major U.S. stock indexes reached all-time highs near the end of the third quarter but plunged in the final months of the year, with some indexes down 20% or more from their highs. Market volatility was elevated throughout the year as interest rates rose, with the Federal Reserve (Fed) hiking the short-term interest rate four times in 2018. While the rate hikes in 2018 were expected, the Fed’s call for potentially two rate hikes in 2019 was viewed by investors as too optimistic, given signs of slowing growth and moderating inflation. This, along with concerns that corporate earnings growth will slow in 2019 as the tailwinds from the late-2017 tax reform subside, weighed heavily on stocks. The S&P 500® and Dow Jones® indexes were down 4.38% and 3.5%, respectively, for the 12-month period. The S&P MidCap 400® and the Russell 2000® suffered greater losses, off 11.1% and 11.0%, respectively. The tech-heavy NASDAQ-100® Index was flat.

Seven of 10 Dow Jones U.S. Industry Indexes decreased for the period. Oil and gas was the weakest sector, declining 18.9%, following a plunge in oil prices late in the period. Materials was off 16.2% as commodities prices declined, and consumer goods fell 13.4%. Health care, utilities and consumer services delivered modestly positive results, gaining 6.3%, 4.4% and 2.1%, respectively.

Fears of a global economic slowdown, U.S. trade tensions with China and political uncertainty surrounding Brexit sent non-U.S. developed markets and emerging markets tumbling during the year. The MSCI All Country World Ex-U.S. Index was down 14.2% for the 12-month period, while the MSCI EAFE® Index dropped 13.8%, the MSCI Europe Index was off 14.9% and the Nikkei 225 Index declined 10.7%, in dollar terms. Emerging markets fell 13.86%, as measured by the BNY Mellon Emerging Markets 50 ADR Index.

U.S. Fixed Income Mixed

As expected, the Fed raised interest rates four times in 2018. U.S. Treasury returns were down for most of the period, but safe-haven investing in the fourth quarter helped Treasurys recover some lost ground. The Ryan Labs 30 Year Treasury Index declined 2.6% and the Ryan Labs 10 Year Treasury Index was flat, while the Ryan Labs 5 Year Treasury Index rose 1.4%. Investment-grade bonds were the worst hit, as trade tensions and expectations for higher interest rates weighed on returns, with the Markit iBoxx® $ Liquid Investment Grade Index falling 3.7%. High yield bonds fared better, with the Markit iBoxx® $ Liquid High Yield Index losing 1.5%. Overall, returns on U.S. fixed income were flat, as measured by the Barclays U.S. Aggregate Bond Index®.

ProFunds VP Results Mirror Broader Markets

Volatile global equity markets and targeted outflows in 2018, particularly during the latter half of the year, led to a decline in ProFunds VP assets under management. Not surprisingly, leveraged funds linked to equity markets saw the largest outflows and sharpest declines in ProFunds VP returns. On the positive side, inverse equity funds, funds linked to rising rates, and non-geared funds linked to certain segments of the equity markets, such as Internet and utilities, saw positive returns and flows.

Whatever your view on different segments of the market, our extensive lineup of funds provides strategies to help you manage risk and potentially enhance returns. We appreciate the trust you have placed in us by choosing ProFunds VP and look forward to continuing to serve your investing needs.

Sincerely,

Michael L. Sapir

Chairman of the Board of Trustees

1

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Management Discussion of Fund Performance

4 :: Management Discussion of Fund Performance (unaudited)

Investment Strategies and Techniques:

Each ProFund VP (each, a “Fund” and, collectively, the “Funds”) is a series of ProFunds (the “Trust”). Each Fund (except the Classic ProFunds VP(1), the Sector ProFunds VP(1), ProFund VP Falling U.S. Dollar and ProFund VP Government Money Market) is a “geared” fund (the “Geared Funds”) in the sense that each is designed to seek daily investment results, before fees and expenses, that correspond to the inverse (-1x), a multiple (i.e., 1.25x or 2x), or an inverse multiple (i.e., -1.25x or -2x) of the daily performance of a benchmark for a single day, not for any other period. .

Each of the Classic ProFunds VP, the Sector ProFunds VP and ProFund VP Falling U.S. Dollar seek investments results, before fees and expenses, that correspond to the performance of a benchmark. ProFund VP Government Money Market seeks a high level of current income consistent with liquidity and preservation of capital.

Each Geared Fund seeks investment results for a single day only, as measured from the time the Geared Fund calculates its net asset value (“NAV”) to the time of the Geared Fund’s next NAV calculation, and not for longer periods. The return for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the stated leveraged, inverse, or inverse leveraged multiple times the return of the benchmark for that period. During periods of higher market volatility, the volatility of a Geared Fund’s benchmark may affect the return as much as or more than the return of the benchmark.

ProFund Advisors LLC (the “Advisor”), uses a passive approach in seeking to achieve the investment objective of each Fund. Using this approach, the Advisor determines the type, quantity and mix of investment positions that a Fund should hold to approximate the daily performance of its benchmark.

The Advisor does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company nor does it conduct conventional research or analysis, forecast market movements, trends or market conditions, or take defensive positions in managing Fund assets.

The Funds, other than certain Classic ProFunds VP and certain Sector ProFunds VP, make significant use of investment techniques that may be considered aggressive, including the use of swap agreements, futures contracts, forward contracts, and similar instruments (“derivatives”). These investment techniques may be considered aggressive and Funds using these techniques are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments) on the amount the Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the ability of a Fund to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor) and increased correlation risk (i.e., the Fund’s ability to achieve a high degree of correlation with its benchmark). If a counterparty becomes bankrupt, or otherwise fails to perform its obligations, the value of an investment in the Fund may decline. With respect to swaps and forward contracts, the Funds have sought to mitigate these risks by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds. The Funds typically only enter into derivatives with counterparties that are major, global financial institutions. Any costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Factors that Materially Affected the Performance of Each Fund during the Fiscal Year Ended December 31, 2018(2):

Primary factors affecting Fund performance, before fees and expenses, include the following: the total return of the securities and derivatives held by the Funds, including the performance of the reference assets to which any derivatives are linked, financing rates paid or earned by the Fund (including those included in the total return of derivatives contracts); the types of derivative contracts used by the Funds and their correlation to the relevant benchmark or asset; fees, expenses, and transaction costs; other miscellaneous factors; and in the case of the Geared Funds, the volatility of the Fund’s benchmark (and its impact on compounding).

•      Benchmark Performance: The performance of each Fund’s benchmark and, in turn, the factors and market conditions affecting that benchmark are the principal factors driving Fund performance.(3)

•      Compounding of Daily Returns and Volatility: Each Geared Fund seeks to provide a multiple (i.e., 1.25x or 2x), the inverse (i.e.,-1x) or an inverse multiple (i.e., -1.25x or -2x) of its benchmark return for a single day only. For longer periods, performance may be greater than or less than the one-day multiple times the benchmark return. This is due to the effects of compounding, which exists in all investments, but has a more significant impact on Geared Funds. In general, during periods of higher benchmark volatility, compounding will cause Fund Performance for periods longer than a single day to be more or less than the multiple of the return of the benchmark. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower benchmark volatility (particularly when combined with large higher benchmark returns), Fund returns over longer periods can be higher than the multiple of the return of the benchmark. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) period of time; b) financing rates associated with the use of derivatives; c) other Fund expenses; d) interest and dividends paid with respect to the securities in the benchmark; e) the benchmark’s volatility; and f) the benchmark’s performance. Longer holding periods, higher benchmark volatility, inverse exposure and/or greater leverage each exacerbates the impact of compounding on a Fund’s performance. During periods of higher benchmark volatility, the volatility of a benchmark may affect a Fund’s return as much as or more than the return of its benchmark.

(1)   ProFunds VP included as Classic ProFunds VP and Sector ProFunds VP are listed in Note 1 of the Notes to Financial Statements.

(2)   Past performance is not a guarantee of future results.

(3)   Unlike the Funds, indexes that may serve as benchmarks for the Funds do not actually hold a portfolio of securities and/or financial instruments. Indexes do not incur fees, expenses and transaction costs. Fees, expenses and transaction costs incurred by the Funds negatively impact the performance of the Funds relative to their benchmark. Performance for each Fund will generally differ from the performance of the Fund’s benchmark index.

Management Discussion of Fund Performance (unaudited) :: 5

Daily volatility for the U.S. equity markets decreased from a year ago. The annual volatility for the S&P 500 for the year ended December 31, 2018, was 17.10%, which was lower than the prior year’s volatility of 20.50%. The volatility of each Geared Fund benchmark is shown below.

Index	1 yr Vol.
Dow Jones U.S. Semiconductors Index	28.84%
Dow Jones Precious Metals Index	26.52%
Dow Jones Internet Composite Index	25.80%
Dow Jones U.S. Technology Index	24.00%
Dow Jones U.S. Biotechnology Index	23.70%
Dow Jones U.S. Oil & Gas Index	23.06%
Nasdaq-100® Index	22.76%
ProFunds Asia 30 Index®	21.74%
Dow Jones U.S. Banks Index	20.96%
BNY Mellon Emerging Markets 50 ADR Index	20.70%
Dow Jones U.S. Basic Materials Index	19.68%
S&P 500® Growth Index	19.66%
Nikkei 225 Stock Average	19.17%
Dow Jones U.S. Select Pharmaceuticals Index	19.07%
Dow Jones U.S. Consumer Services Index	18.91%
S&P Small Cap 600® Growth Index	18.74%
Dow Jones U.S. Industrials Index	18.70%
Russell 2000® Index	18.05%
Dow Jones Industrial Average	18.00%
Dow Jones U.S. Health Care Index	17.69%
Dow Jones U.S. Select Telecommunications Index	17.63%
S&P SmallCap 600® Value Index	17.33%
S&P 500®	17.12%
Dow Jones U.S. Financials Index	16.99%
S&P MidCap 400® Growth Index	16.97%
S&P MidCap 400®	16.15%
ProFunds Europe 30 Index®	16.07%
S&P MidCap 400® Value Index	15.70%
Dow Jones U.S. Real Estate Index	15.51%
S&P 500® Value Index	15.22%
Dow Jones U.S. Utilities Index	14.88%
Dow Jones U.S. Consumer Goods Index	14.18%
MSCI EAFE Index®	11.51%
Ryan Labs On-The-Run 30 Year Treasury Index	10.51%
U.S. Dollar Index	6.01%

•      Financing Rates Associated with Swap Agreements and Forward Contracts: The performance of Funds that use swap agreements and forward contacts was impacted by financing costs associated with such derivatives. Financing rates are negotiated between the Funds and their counterparties, and are typically set at the one-week/one-month London Interbank Offered Rate (“LIBOR”) plus or minus a negotiated spread. The one-week LIBOR increased from 1.48% to 2.41% and the one-month LIBOR increased from 1.56% to 2.50% during the fiscal year. Each Fund with long exposure to its benchmark generally was negatively affected by financing rates. Conversely, each Fund with short/inverse exposure generally benefited from financing rates. In certain market environments, LIBOR adjusted by the spread may result in a Fund with short/inverse exposure also being negatively affected by financing rates.

•      Stock Dividends and Bond Yields: The performance of Funds that provide long or leveraged exposure was positively impacted by capturing the dividend or income yield of the underlying assets to which they have exposure. The performance of Funds that provide an inverse or leveraged inverse exposure was negatively impacted by virtue of effectively having to pay out the dividend or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

•      Fees, Expenses and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund, and may generally be higher and thus have a more negative impact on performance than the fees and expenses of many traditional index-based funds. For Geared Funds, daily repositioning of each Fund’s portfolio to maintain exposure consistent with its investment objective, high levels of shareholder purchase and redemption activity, and use of leverage may lead to commensurate increases in portfolio transactions and transaction costs which negatively impact the daily NAV of each Fund. Transaction costs are not reflected in the Funds’ expense ratio. Transaction costs are generally higher for Geared Funds, Funds whose benchmarks are more volatile than other funds’ benchmarks, and Funds that hold or have exposure to assets that are comparatively less liquid than those held by other funds.

•      Miscellaneous Factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that correspond to the performance of its investment objective. Certain Funds may obtain exposure to only a representative

6 :: Management Discussion of Fund Performance (unaudited)

sample of the securities of their benchmark and may not have investment exposure to all securities of the benchmark or may have weightings that are different from that of its benchmark. Certain Funds may also obtain exposure to securities not contained in the relevant benchmark or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the benchmark.

In addition, certain Funds invested in swap agreements based on exchange-traded funds (“ETFs”) that are designed to track the performance of the Fund’s benchmark. Because the closing price of an ETF may not perfectly track the performance of its benchmark, there are deviations between the return of a swap whose reference asset is an ETF and the return of a swap based directly on the Fund’s benchmark. Thus, the performance of a Fund investing significantly in swap agreements based on an ETF had less correlation with its benchmark than a Fund investing in swap agreements based directly on the Fund’s benchmark.

Financial Statements and Financial Highlights

8 :: ProFund VP Asia 30 :: Management Discussion of Fund Performance

ProFund VP Asia 30 seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index® (the “Index”). For the year ended December 31, 2018, the Fund had a price return of -18.59%. For the same period, the Index had a total return of -18.80%(1) and a volatility of 21.74%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index, created by ProFund Advisors, is composed of companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on Nasdaq as depositary receipts or ordinary shares and meet certain liquidity requirements. The component companies in the Index are the 30 most liquid companies based upon their U.S. dollar-traded volume. Their relative weights are determined using a modified market capitalization method. The Index is reconstituted annually. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Asia 30 from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Asia 30	-18.59%	-0.59%	5.15%
ProFunds Asia 30 Index®	-18.80%	-0.74%	5.36%
MSCI AC Asia Pacific Free Excluding Japan Index	-13.92%	3.24%	9.87%

Expense Ratios**

Fund	Gross	Net
ProFund VP Asia 30	1.70%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Alibaba Group Holding, Ltd.	8.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	8.1%
China Mobile, Ltd.	6.4%
BHP Billiton, Ltd.	4.4%
BHP Billiton PLC	4.4%

ProFunds Asia 30 Index® — Composition

Industry Breakdown	% of Index
Consumer Discretionary	22%
Communication Services	20%
Financials	14%
Information Technology	14%
Materials	12%
Energy	8%
Health Care	5%
Utilities	3%
Industrials	2%

Country Composition
China	53%
India	13%
Australia	9%
Hong Kong	9%
Taiwan	8%
South Korea	8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)  The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities in the Index nor the impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)  The MSCI AC Asia Pacific Free Excluding Japan Index is a capitalization weighted index generally representative of the performance of the Asia Pacific region of the country of Japan. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Asia 30 :: 9

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (99.8%)

	Shares	Value
58.com, Inc.*ADR (Interactive Media & Services)	8,436	$457,316
Alibaba Group Holding, Ltd.*ADR (Internet & Direct Marketing Retail)	12,177	1,669,101
Baidu, Inc.*ADR (Interactive Media & Services)	4,616	732,097
Baozun, Inc.*ADR (Internet & Direct Marketing Retail)	9,072	264,993
Beigene, Ltd.*ADR (Biotechnology)	3,581	502,271
BHP Billiton PLCADR (Metals & Mining)	20,851	873,448
BHP Billiton, Ltd.ADR (Metals & Mining)	18,224	880,037
China Mobile, Ltd.ADR (Wireless Telecommunication Services)	26,421	1,268,208
China Petroleum & Chemical Corp.ADR (Oil, Gas & Consumable Fuels)	11,301	797,851
CNOOC, Ltd.ADR (Oil, Gas & Consumable Fuels)	5,491	837,103
Ctrip.com International, Ltd.*ADR (Internet & Direct Marketing Retail)	17,986	486,701
Dr. Reddy’s Laboratories, Ltd.ADR (Pharmaceuticals)	11,619	438,036
GDS Holdings, Ltd.*ADR (IT Services)	18,781	433,653
HDFC Bank, Ltd.ADR (Banks)	8,356	865,599
ICICI Bank, Ltd.ADR (Banks)	59,369	610,907
Infosys Technologies, Ltd.ADR (IT Services)	70,510	671,255
iQIYI, Inc.*ADR (Entertainment)	30,401	452,063
JD.com, Inc.*ADR (Internet & Direct Marketing Retail)	30,401	636,293
KB Financial Group, Inc.*ADR (Banks)	11,778	494,440
Korea Electric Power Corp.*ADR (Electric Utilities)	34,857	514,141
Melco Crown Entertainment, Ltd.ADR (Hotels, Restaurants & Leisure)	25,864	455,724
Netease.com, Inc.ADR (Entertainment)	2,383	560,887
New Oriental Education & Technology Group, Inc.*ADR (Diversified Consumer Services)	8,754	479,807
Noah Holdings, Ltd.*ADR (Capital Markets)	9,868	427,482
POSCOADR (Metals & Mining)	9,550	524,677
Qudian, Inc.*ADR (Consumer Finance)	86,029	369,064
Taiwan Semiconductor Manufacturing Co., Ltd.ADR (Semiconductors & Semiconductor Equipment)	43,452	1,603,813
TAL Education Group*ADR (Diversified Consumer Services)	18,781	501,077
Weibo Corp.*ADR (Interactive Media & Services)	8,356	488,241
ZTO Express Cayman, Inc.ADR (Air Freight & Logistics)	29,048	459,830
TOTAL COMMON STOCKS (Cost $11,283,727)		19,756,115
TOTAL INVESTMENT SECURITIES (Cost $11,283,727)—99.8%		19,756,115
Net other assets (liabilities)—0.2%		39,794
NET ASSETS—100.0%		$19,795,909

*                 Non-income producing security.

ADR    American Depositary Receipt

ProFund VP Asia 30 invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Air Freight & Logistics	$459,830	2.3%
Banks	1,970,946	10.0%
Biotechnology	502,271	2.5%
Capital Markets	427,482	2.2%
Consumer Finance	369,064	1.9%
Diversified Consumer Services	980,884	5.0%
Electric Utilities	514,141	2.6%
Entertainment	1,012,950	5.1%
Hotels, Restaurants & Leisure	455,724	2.3%
Interactive Media & Services	1,677,654	8.5%
Internet & Direct Marketing Retail	3,057,088	15.3%
IT Services	1,104,908	5.6%
Metals & Mining	2,278,162	11.5%
Oil, Gas & Consumable Fuels	1,634,954	8.3%
Pharmaceuticals	438,036	2.2%
Semiconductors & Semiconductor Equipment	1,603,813	8.1%
Wireless Telecommunication Services	1,268,208	6.4%
Other**	39,794	0.2%
Total	$19,795,909	100.0%

ProFund VP Asia 30 invested in securities with exposure to the following countries as of December 31, 2018:

	Value	% of Net Assets
Australia	$1,753,485	8.9%
China	10,555,830	53.2%
Hong Kong	1,723,932	8.7%
India	2,585,797	13.1%
South Korea	1,533,258	7.8%
Taiwan	1,603,813	8.1%
Other**	39,794	0.2%
Total	$19,795,909	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

10 :: ProFund VP Asia 30 :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$11,283,727
Securities, at value	19,756,115
Total Investment Securities, at value	19,756,115
Dividends receivable	43,254
Receivable for capital shares issued	83,600
Prepaid expenses	139
TOTAL ASSETS	19,883,108
LIABILITIES:
Payable for capital shares redeemed	26,508
Cash overdraft	8,246
Advisory fees payable	13,658
Management services fees payable	1,821
Administration fees payable	1,468
Administrative services fees payable	7,486
Distribution fees payable	10,625
Transfer agency fees payable	1,140
Fund accounting fees payable	920
Compliance services fees payable	127
Other accrued expenses	15,200
TOTAL LIABILITIES	87,199
NET ASSETS	$19,795,909
NET ASSETS CONSIST OF:
Capital	$12,721,743
Total distributable earnings (loss)	7,074,166
NET ASSETS	$19,795,909
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	401,188
Net Asset Value (offering and redemption price per share)	$49.34

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$569,048
Interest	1,461
Foreign tax withholding	(37,608)
TOTAL INVESTMENT INCOME	532,901
EXPENSES:
Advisory fees	213,697
Management services fees	28,493
Administration fees	14,160
Transfer agency fees	15,150
Administrative services fees	62,245
Distribution fees	71,232
Custody fees	16,992
Fund accounting fees	11,523
Trustee fees	844
Compliance services fees	309
Other fees	14,131
Recoupment of prior expenses reduced by the Advisor	47,542
Total Gross Expenses before reductions	496,318
Expenses reimbursed by third parties	(17,556)
TOTAL NET EXPENSES	478,762
NET INVESTMENT INCOME (LOSS)	54,139
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,316,533
Change in net unrealized appreciation/depreciation on investment securities	(6,162,799)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(4,846,266)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,792,127)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Asia 30 :: 11

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$54,139	$111,280
Net realized gains (losses) on investments	1,316,533	1,997,844
Change in net unrealized appreciation/depreciation on investments	(6,162,799)	5,876,235
Change in net assets resulting from operations	(4,792,127)	7,985,359
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(129,308)	(1,099,295)
Change in net assets resulting from distributions	(129,308)	(1,099,295)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	30,241,304	32,733,939
Distributions reinvested	129,308	1,099,295
Value of shares redeemed	(40,347,990)	(28,788,923)
Change in net assets resulting from capital transactions	(9,977,378)	5,044,311
Change in net assets	(14,898,813)	11,930,375
NET ASSETS:
Beginning of period	34,694,722	22,764,347
End of period	$19,795,909	$34,694,722
SHARE TRANSACTIONS:
Issued	501,073	582,205
Reinvested	2,066	18,604
Redeemed	(671,882)	(512,604)
Change in shares	(168,743)	88,205

See accompanying notes to financial statements.

12 :: ProFund VP Asia 30 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$60.88	$47.26	$47.47	$55.06	$55.98

Investment Activities:
Net investment income (loss)(a)	0.11	0.21	(0.06)	0.46	0.05
Net realized and unrealized gains (losses) on investments	(11.37)	15.27	0.41	(5.08)	(0.93)
Total income (loss) from investment activities	(11.26)	15.48	0.35	(4.62)	(0.88)

Distributions to Shareholders From:
Net investment income	(0.28)	—	(0.56)	(0.15)	(0.04)
Net realized gains on investments	—	(1.86)	—	(2.82)	—
Total distributions	(0.28)	(1.86)	(0.56)	(2.97)	(0.04)

Net Asset Value, End of Period	$49.34	$60.88	$47.26	$47.47	$55.06

Total Return	(18.59)%	32.87%	0.64%	(9.38)%	(1.57)%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.70%	1.76%	1.79%	1.74%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.19%	0.37%	(0.14)%	0.87%	0.08%

Supplemental Data:
Net assets, end of period (000’s)	$19,796	$34,695	$22,764	$26,542	$29,912
Portfolio turnover rate(b)	87%	96%	79%	96%	102%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Banks :: 13

ProFund VP Banks seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Banks Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -17.90%. For the same period, the Index had a total return of -16.54%(1) and a volatility of 20.96%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the banking sector of the U.S. equity market. Component companies include, among others, regional and major U.S. domiciled banks engaged in a wide range of financial services, including retail banking, loans, and money transmissions.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Banks from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Banks	-17.90%	5.57%	5.90%
Dow Jones U.S. Banks Index	-16.54%	7.38%	8.06%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP Banks	1.66%	1.66%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	77%
Swap Agreements	23%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
JPMorgan Chase & Co.	18.5%
Bank of America Corp.	12.8%
Wells Fargo & Co.	11.1%
Citigroup, Inc.	7.2%
U.S. Bancorp	4.0%

Dow Jones U.S. Banks Index — Composition

% of Index
Diversified Banks	70%
Regional Banks	29%
Thrifts & Mortgage Finance	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

14 :: ProFund VP Banks :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (76.9%)

	Shares	Value
Associated Banc-Corp. (Banks)	615	$12,171
BancorpSouth Bank (Banks)	346	9,044
Bank of America Corp. (Banks)	33,946	836,428
Bank of Hawaii Corp. (Banks)	205	13,801
Bank OZK (Banks)	444	10,137
BankUnited, Inc. (Banks)	406	12,156
BB&T Corp. (Banks)	2,886	125,022
BOK Financial Corp. (Banks)	157	11,513
Capitol Federal Financial, Inc. (Thrifts & Mortgage Finance)	544	6,947
Cathay General Bancorp, Inc. (Banks)	278	9,321
Chemical Financial Corp. (Banks)	251	9,189
CIT Group, Inc. (Banks)	369	14,122
Citigroup, Inc. (Banks)	9,099	473,694
Citizens Financial Group, Inc. (Banks)	1,749	51,998
Comerica, Inc. (Banks)	594	40,802
Commerce Bancshares, Inc. (Banks)	388	21,872
Cullen/Frost Bankers, Inc. (Banks)	214	18,819
East West Bancorp, Inc. (Banks)	562	24,464
F.N.B. Corp. (Banks)	1,193	11,739
Fifth Third Bancorp (Banks)	2,421	56,966
First Citizens BancShares, Inc.—Class A (Banks)	44	16,590
First Financial Bankshares, Inc. (Banks)	233	13,442
First Hawaiian, Inc. (Banks)	344	7,743
First Horizon National Corp. (Banks)	1,193	15,694
First Republic Bank (Banks)	605	52,575
Fulton Financial Corp. (Banks)	665	10,294
Glacier Bancorp, Inc. (Banks)	315	12,480
Hancock Holding Co. (Banks)	318	11,019
Home BancShares, Inc. (Banks)	582	9,510
Huntington Bancshares, Inc. (Banks)	3,966	47,275
IBERIABANK Corp. (Banks)	223	14,334
International Bancshares Corp. (Banks)	220	7,568
Investors Bancorp, Inc. (Banks)	877	9,121
JPMorgan Chase & Co. (Banks)	12,389	1,209,413
KeyCorp (Banks)	3,833	56,652
M&T Bank Corp. (Banks)	540	77,290
MB Financial, Inc. (Banks)	314	12,444
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	1,809	17,022
PacWest Bancorp (Banks)	448	14,909
People’s United Financial, Inc. (Banks)	1,405	20,274
Pinnacle Financial Partners, Inc. (Banks)	260	11,986
PNC Financial Services Group, Inc. (Banks)	1,717	200,734
Popular, Inc. (Banks)	393	18,557
Prosperity Bancshares, Inc. (Banks)	226	14,080
Regions Financial Corp. (Banks)	3,830	51,245
Signature Bank (Banks)	212	21,796
Sterling Bancorp (Banks)	853	14,083
SunTrust Banks, Inc. (Banks)	1,658	83,630
SVB Financial Group* (Banks)	212	40,263
Synovus Financial Corp. (Banks)	619	19,802
TCF Financial Corp. (Banks)	620	12,084
Texas Capital Bancshares, Inc.* (Banks)	197	10,065
TFS Financial Corp. (Thrifts & Mortgage Finance)	212	3,420
Trustmark Corp. (Banks)	230	6,539
U.S. Bancorp (Banks)	5,664	258,845
UMB Financial Corp. (Banks)	171	10,426
Umpqua Holdings Corp. (Banks)	832	13,229
United Bankshares, Inc. (Banks)	407	12,662
Valley National Bancorp (Banks)	1,229	10,914
Washington Federal, Inc. (Thrifts & Mortgage Finance)	300	8,013
Webster Financial Corp. (Banks)	353	17,399
Wells Fargo & Co. (Banks)	15,766	726,497
Western Alliance Bancorp* (Banks)	379	14,967
Wintrust Financial Corp. (Banks)	227	15,093
Zions Bancorp (Banks)	694	28,274
TOTAL COMMON STOCKS (Cost $1,877,957)		5,030,457

Repurchase Agreements(a) (1.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $92,014	$92,000	$92,000
TOTAL REPURCHASE AGREEMENTS (Cost $92,000)		92,000
TOTAL INVESTMENT SECURITIES (Cost $1,969,957)—78.3%		5,122,457
Net other assets (liabilities)—21.7%		1,416,239
NET ASSETS—100.0%		$6,538,696

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Banks Index	Goldman Sachs International	1/23/19	2.92%	$1,495,718	$5,460

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Banks :: 15

ProFund VP Banks invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Banks	$4,995,055	76.4%
Thrifts & Mortgage Finance	35,402	0.5%
Other**	1,508,239	23.1%
Total	$6,538,696	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

16 :: ProFund VP Banks :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$1,969,957
Securities, at value	5,030,457
Repurchase agreements, at value	92,000
Total Investment Securities, at value	5,122,457
Cash	514
Dividends and interest receivable	7,127
Unrealized appreciation on swap agreements	5,460
Receivable for capital shares issued	1,025
Receivable for investments sold	1,428,432
Prepaid expenses	65
TOTAL ASSETS	6,565,080
LIABILITIES:
Payable for investments purchased	7,743
Payable for capital shares redeemed	1,206
Advisory fees payable	3,471
Management services fees payable	463
Administration fees payable	525
Administrative services fees payable	2,998
Distribution fees payable	3,038
Transfer agency fees payable	407
Fund accounting fees payable	342
Compliance services fees payable	48
Other accrued expenses	6,143
TOTAL LIABILITIES	26,384
NET ASSETS	$6,538,696
NET ASSETS CONSIST OF:
Capital	$9,230,753
Total distributable earnings (loss)	(2,692,057)
NET ASSETS	$6,538,696
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	306,830
Net Asset Value (offering and redemption price per share)	$21.31

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$264,769
Interest	969
TOTAL INVESTMENT INCOME	265,738
EXPENSES:
Advisory fees	88,591
Management services fees	11,812
Administration fees	6,011
Transfer agency fees	6,500
Administrative services fees	33,084
Distribution fees	29,530
Custody fees	2,416
Fund accounting fees	5,243
Trustee fees	353
Compliance services fees	145
Other fees	12,977
Recoupment of prior expenses reduced by the Advisor	5,765
Total Gross Expenses before reductions	202,427
Expenses reduced and reimbursed by the Advisor	(3,986)
TOTAL NET EXPENSES	198,441
NET INVESTMENT INCOME (LOSS)	67,297
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(15,197)
Net realized gains (losses) on swap agreements	(30,272)
Change in net unrealized appreciation/depreciation on investment securities	(2,169,723)
Change in net unrealized appreciation/depreciation on swap agreements	5,880
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,209,312)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,142,015)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Banks :: 17

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$67,297	$45,033
Net realized gains (losses) on investments	(45,469)	257,783
Change in net unrealized appreciation/depreciation on investments	(2,163,843)	1,235,454
Change in net assets resulting from operations	(2,142,015)	1,538,270
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(45,033)	(29,961)
Change in net assets resulting from distributions	(45,033)	(29,961)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	31,589,280	37,837,496
Distributions reinvested	45,033	29,961
Value of shares redeemed	(37,516,967)	(39,040,011)
Change in net assets resulting from capital transactions	(5,882,654)	(1,172,554)
Change in net assets	(8,069,702)	335,755
NET ASSETS:
Beginning of period	14,608,398	14,272,643
End of period	$6,538,696	$14,608,398
SHARE TRANSACTIONS:
Issued	1,198,665	1,627,531
Reinvested	1,748	1,237
Redeemed	(1,454,736)	(1,712,370)
Change in shares	(254,323)	(83,602)

See accompanying notes to financial statements.

18 :: ProFund VP Banks :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$26.03	$22.14	$18.02	$18.15	$16.46

Investment Activities:
Net investment income (loss)(a)	0.15	0.08	0.09	0.04	0.03
Net realized and unrealized gains (losses) on investments	(4.79)	3.87	4.08	(0.12)	1.68
Total income (loss) from investment activities	(4.64)	3.95	4.17	(0.08)	1.71

Distributions to Shareholders From:
Net investment income	(0.08)	(0.06)	(0.05)	(0.05)	(0.02)

Net Asset Value, End of Period	$21.31	$26.03	$22.14	$18.02	$18.15

Total Return	(17.90)%	17.92%	23.23%	(0.43)%	10.38%

Ratios to Average Net Assets:
Gross expenses	1.71%	1.69%	1.68%	1.69%	1.79%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.57%	0.36%	0.50%	0.21%	0.18%

Supplemental Data:
Net assets, end of period (000’s)	$6,539	$14,608	$14,273	$8,533	$8,413
Portfolio turnover rate(b)	324%	319%	362%	451%	437%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Basic Materials :: 19

ProFund VP Basic Materials seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic Materials Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -17.66%. For the same period, the Index had a total return of -16.17%(1) and a volatility of 19.68%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Basic Materials from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Basic Materials	-17.66%	0.98%	9.07%
Dow Jones U.S. Basic Materials Index	-16.17%	2.69%	10.94%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP Basic Materials	1.69%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	2%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
DowDuPont, Inc.	21.5%
Linde PLC	15.0%
Ecolab, Inc.	6.6%
Air Products & Chemicals, Inc.	6.1%
LyondellBasell Industries N.V.	4.6%

Dow Jones U.S. Basic Materials Index — Composition

% of Index
Chemicals	85%
Metals & Mining	15%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

20 :: ProFund VP Basic Materials :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (98.4%)

	Shares	Value
Air Products & Chemicals, Inc. (Chemicals)	4,676	$748,394
Albemarle Corp. (Chemicals)	2,262	174,332
Alcoa Corp.* (Metals & Mining)	3,972	105,576
Allegheny Technologies, Inc.* (Metals & Mining)	2,677	58,278
Ashland Global Holdings, Inc. (Chemicals)	1,331	94,448
Axalta Coating Systems, Ltd.* (Chemicals)	4,525	105,976
Cabot Corp. (Chemicals)	1,279	54,920
Carpenter Technology Corp. (Metals & Mining)	1,009	35,930
Celanese Corp.—Series A (Chemicals)	2,849	256,325
CF Industries Holdings, Inc. (Chemicals)	4,916	213,895
Commercial Metals Co. (Metals & Mining)	2,506	40,146
Compass Minerals International, Inc. (Metals & Mining)	721	30,058
Domtar Corp. (Paper & Forest Products)	1,340	47,074
DowDuPont, Inc. (Chemicals)	48,869	2,613,513
Eastman Chemical Co. (Chemicals)	2,983	218,087
Ecolab, Inc. (Chemicals)	5,415	797,900
FMC Corp. (Chemicals)	2,868	212,117
Freeport-McMoRan, Inc. (Metals & Mining)	30,866	318,228
GCP Applied Technologies, Inc.* (Chemicals)	1,537	37,733
H.B. Fuller Co. (Chemicals)	1,080	46,084
Huntsman Corp. (Chemicals)	4,569	88,136
Ingevity Corp.* (Chemicals)	894	74,819
International Flavors & Fragrances, Inc. (Chemicals)	2,158	289,755
Linde PLC (Chemicals)	11,738	1,831,598
LyondellBasell Industries N.V.—Class A (Chemicals)	6,701	557,255
Minerals Technologies, Inc. (Chemicals)	751	38,556
NewMarket Corp. (Chemicals)	189	77,885
Newmont Mining Corp. (Metals & Mining)	11,346	393,140
Nucor Corp. (Metals & Mining)	6,687	346,453
Olin Corp. (Chemicals)	3,554	71,471
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)	1,658	50,536
Platform Specialty Products Corp.* (Chemicals)	4,975	51,392
PolyOne Corp. (Chemicals)	1,700	48,620
PPG Industries, Inc. (Chemicals)	5,110	522,395
Reliance Steel & Aluminum Co. (Metals & Mining)	1,500	106,755
Royal Gold, Inc. (Metals & Mining)	1,395	119,482
RPM International, Inc. (Chemicals)	2,827	166,171
Sensient Technologies Corp. (Chemicals)	900	50,265
Steel Dynamics, Inc. (Metals & Mining)	4,890	146,896
The Chemours Co. (Chemicals)	3,644	102,834
The Mosaic Co. (Chemicals)	7,554	220,652
The Scotts Miracle-Gro Co.—Class A (Chemicals)	837	51,442
Trinseo SA (Chemicals)	901	41,248
United States Steel Corp. (Metals & Mining)	3,776	68,874
Valvoline, Inc. (Chemicals)	4,008	77,555
W.R. Grace & Co. (Chemicals)	1,427	92,627
Westlake Chemical Corp. (Chemicals)	770	50,951
Worthington Industries, Inc. (Metals & Mining)	857	29,858
TOTAL COMMON STOCKS (Cost $6,427,842)		11,976,635

Repurchase Agreements(a) (1.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $204,031	$204,000	$204,000
TOTAL REPURCHASE AGREEMENTS (Cost $204,000)		204,000
TOTAL INVESTMENT SECURITIES (Cost $6,631,842)—100.1%		12,180,635
Net other assets (liabilities)—(0.1)%		(9,588)
NET ASSETS—100.0%		$12,171,047

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Basic Materials Index	Goldman Sachs International	1/23/19	2.92%	$196,895	$12,045

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Basic Materials :: 21

ProFund VP Basic Materials invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Chemicals	$10,079,351	82.8%
Metals & Mining	1,799,674	14.8%
Oil, Gas & Consumable Fuels	50,536	0.4%
Paper & Forest Products	47,074	0.4%
Other**	194,412	1.6%
Total	$12,171,047	100.0%

**     Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

22 :: ProFund VP Basic Materials :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$6,631,842
Securities, at value	11,976,635
Repurchase agreements, at value	204,000
Total Investment Securities, at value	12,180,635
Cash	197
Dividends and interest receivable	17,927
Unrealized appreciation on swap agreements	12,045
Receivable for capital shares issued	5,789
Prepaid expenses	103
TOTAL ASSETS	12,216,696
LIABILITIES:
Payable for capital shares redeemed	10,224
Advisory fees payable	8,484
Management services fees payable	1,131
Administration fees payable	908
Administrative services fees payable	6,285
Distribution fees payable	6,215
Transfer agency fees payable	705
Fund accounting fees payable	576
Compliance services fees payable	81
Other accrued expenses	11,040
TOTAL LIABILITIES	45,649
NET ASSETS	$12,171,047
NET ASSETS CONSIST OF:
Capital	$8,507,434
Total distributable earnings (loss)	3,663,613
NET ASSETS	$12,171,047
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	213,763
Net Asset Value (offering and redemption price per share)	$56.94

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$362,969
Interest	851
TOTAL INVESTMENT INCOME	363,820
EXPENSES:
Advisory fees	144,601
Management services fees	19,280
Administration fees	9,856
Transfer agency fees	10,637
Administrative services fees	52,968
Distribution fees	48,200
Custody fees	3,677
Fund accounting fees	8,259
Trustee fees	662
Compliance services fees	231
Other fees	9,535
Recoupment of prior expenses reduced by the Advisor	27,460
Total Gross Expenses before reductions	335,366
Expenses reimbursed by third parties	(11,460)
TOTAL NET EXPENSES	323,906
NET INVESTMENT INCOME (LOSS)	39,914
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	2,572,118
Net realized gains (losses) on swap agreements	(14,993)
Change in net unrealized appreciation/depreciation on investment securities	(5,996,316)
Change in net unrealized appreciation/depreciation on swap agreements	12,045
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(3,427,146)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,387,232)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Basic Materials :: 23

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$39,914	$67,046
Net realized gains (losses) on investments	2,557,125	1,912,717
Change in net unrealized appreciation/depreciation on investments	(5,984,271)	2,648,282
Change in net assets resulting from operations	(3,387,232)	4,628,045
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(67,046)	(103,682)
Change in net assets resulting from distributions	(67,046)	(103,682)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	11,076,802	44,845,554
Distributions reinvested	67,046	103,682
Value of shares redeemed	(29,225,488)	(38,897,212)
Change in net assets resulting from capital transactions	(18,081,640)	6,052,024
Change in net assets	(21,535,918)	10,576,387
NET ASSETS:
Beginning of period	33,706,965	23,130,578
End of period	$12,171,047	$33,706,965
SHARE TRANSACTIONS:
Issued	161,274	707,308
Reinvested	994	1,565
Redeemed	(434,160)	(631,435)
Change in shares	(271,892)	77,438

See accompanying notes to financial statements.

24 :: ProFund VP Basic Materials :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$69.41	$56.66	$48.01	$56.06	$55.44

Investment Activities:
Net investment income (loss)(a)	0.14	0.17	0.29	0.28	0.21
Net realized and unrealized gains (losses) on investments	(12.36)	12.84	8.57	(8.04)	0.73
Total income (loss) from investment activities	(12.22)	13.01	8.86	(7.76)	0.94

Distributions to Shareholders From:
Net investment income	(0.25)	(0.26)	(0.21)	(0.29)	(0.32)

Net Asset Value, End of Period	$56.94	$69.41	$56.66	$48.01	$56.06

Total Return	(17.66)%	22.96%	18.49%	(13.92)%	1.69%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.69%	1.73%	1.76%	1.74%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.21%	0.27%	0.56%	0.54%	0.36%

Supplemental Data:
Net assets, end of period (000’s)	$12,171	$33,707	$23,131	$12,746	$19,212
Portfolio turnover rate(b)	39%	127%	109%	46%	83%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Bear :: 25

ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the S&P 500® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2018, the Fund had a total return of 4.05%. For the same period, the Index had a total return of -4.38%(1) and a volatility of 17.12%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.

During the year ended December 31, 2018, the Fund invested in swap agreements and futures contracts as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Bear from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Bear	4.05%	-9.56%	-14.85%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP Bear	1.66%	1.66%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	(12)%
Swap Agreements	(88)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Bear primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

S&P 500 — Composition

% of Index
Information Technology	21%
Health Care	16%
Financials	13%
Communication Services	10%
Consumer Discretionary	10%
Industrials	9%
Consumer Staples	7%
Energy	5%
Utilities	3%
Real Estate	3%
Materials	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

26 :: ProFund VP Bear :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Repurchase Agreements(a)(b) (97.5%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $4,031,605	$4,031,000	$4,031,000
TOTAL REPURCHASE AGREEMENTS (Cost $4,031,000)		4,031,000
TOTAL INVESTMENT SECURITIES (Cost $4,031,000)—97.5%		4,031,000
Net other assets (liabilities)—2.5%		104,042
NET ASSETS—100.0%		$4,135,042

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $308,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures Contracts	4	3/18/19	$(501,900)	$29,392

Total Return Swap Agreements — Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P 500	Goldman Sachs International	1/28/19	(2.77)%	$(2,680,880)	$(18,882)
S&P 500	UBS AG	1/28/19	(2.57)%	(941,159)	(4,347)
				$(3,622,039)	$(23,229)

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bear :: 27

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$4,031,000
Repurchase agreements, at value	4,031,000
Total Investment Securities, at value	4,031,000
Cash	524
Segregated cash balances with brokers	39,600
Interest receivable	303
Receivable for capital shares issued	416,150
Prepaid expenses	220
TOTAL ASSETS	4,487,797
LIABILITIES:
Payable for capital shares redeemed	313,909
Unrealized depreciation on swap agreements	23,229
Variation margin on futures contracts	6,404
Advisory fees payable	2,722
Management services fees payable	363
Administration fees payable	309
Administrative services fees payable	1,449
Distribution fees payable	1,376
Transfer agency fees payable	240
Fund accounting fees payable	192
Compliance services fees payable	25
Other accrued expenses	2,537
TOTAL LIABILITIES	352,755
NET ASSETS	$4,135,042
NET ASSETS CONSIST OF:
Capital	$23,220,971
Total distributable earnings (loss)	(19,085,929)
NET ASSETS	$4,135,042
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	120,209
Net Asset Value (offering and redemption price per share)	$34.40

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Interest	$72,095
EXPENSES:
Advisory fees	31,128
Management services fees	4,150
Administration fees	2,257
Transfer agency fees	2,269
Administrative services fees	11,821
Distribution fees	10,376
Custody fees	609
Fund accounting fees	1,704
Trustee fees	110
Compliance services fees	46
Other fees	4,162
TOTAL NET EXPENSES	68,632
NET INVESTMENT INCOME (LOSS)	3,463
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(20,425)
Net realized gains (losses) on swap agreements	(141,820)
Change in net unrealized appreciation/depreciation on futures contracts	52,212
Change in net unrealized appreciation/depreciation on swap agreements	(32,158)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(142,191)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(138,728)

See accompanying notes to financial statements.

28 :: ProFund VP Bear :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$3,463	$(47,259)
Net realized gains (losses) on investments	(162,245)	(979,175)
Change in net unrealized appreciation/depreciation on investments	20,054	(76,749)
Change in net assets resulting from operations	(138,728)	(1,103,183)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	79,694,865	49,581,759
Value of shares redeemed	(79,577,787)	(50,605,115)
Change in net assets resulting from capital transactions	117,078	(1,023,356)
Change in net assets	(21,650)	(2,126,539)
NET ASSETS:
Beginning of period	4,156,692	6,283,231
End of period	$4,135,042	$4,156,692
SHARE TRANSACTIONS:
Issued	2,530,718	1,376,531
Redeemed	(2,536,239)	(1,406,705)
Change in shares	(5,521)	(30,174)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Bear :: 29

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016(a)	Year Ended Dec. 31, 2015(a)	Year Ended Dec. 31, 2014(a)
Net Asset Value, Beginning of Period	$33.06	$40.30	$46.37	$48.76	$56.83

Investment Activities:
Net investment income (loss)(b)	0.03	(0.32)	(0.63)	(0.75)	(0.90)
Net realized and unrealized gains (losses) on investments	1.31 (c)	(6.92)	(5.44)	(1.64)	(7.17)
Total income (loss) from investment activities	1.34	(7.24)	(6.07)	(2.39)	(8.07)

Net Asset Value, End of Period	$34.40	$33.06	$40.30	$46.37	$48.76

Total Return	4.05%	(17.97)%	(13.05)%	(4.92)%	(14.25)%

Ratios to Average Net Assets:
Gross expenses	1.65%	1.68%	1.68%	1.68%	1.76%
Net expenses	1.65%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.08%	(0.88)%	(1.42)%	(1.63)%	(1.66)%

Supplemental Data:
Net assets, end of period (000’s)	$4,135	$4,157	$6,283	$7,745	$8,588
Portfolio turnover rate(d)	—	—	—	—	—

(a)         As described in Note 8, share amounts have been adjusted for 1:5 reverse share split that occurred on December 5, 2016.

(b)         Per share net investment income (loss) has been calculated using the average daily shares method.

(c)          The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

30 :: ProFund VP Biotechnology :: Management Discussion of Fund Performance

ProFund VP Biotechnology seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Biotechnology Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -6.75%. For the same period, the Index had a total return of -5.26%(1) and a volatility of 23.70%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the biotechnology sector of the U.S. equity market. Component companies engage in the research and development of biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Biotechnology from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Biotechnology	-6.75%	5.30%	13.55%
Dow Jones U.S. Biotechnology Index	-5.26%	7.05%	15.50%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP Biotechnology	1.59%	1.59%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	87%
Swap Agreements	13%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
AbbVie, Inc.	15.4%
Amgen, Inc.	13.8%
Gilead Sciences, Inc.	9.0%
Biogen, Inc.	6.7%
Celgene Corp.	5.0%

Dow Jones U.S. Biotechnology Index — Composition

% of Index
Biotechnology	84%
Life Sciences Tools & Services	15%
Pharmaceuticals	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Biotechnology :: 31

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (87.1%)

	Shares	Value
AbbVie, Inc. (Biotechnology)	92,661	$8,542,417
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	6,910	111,735
Agilent Technologies, Inc. (Life Sciences Tools & Services)	19,641	1,324,982
Agios Pharmaceuticals, Inc.* (Biotechnology)	3,114	143,587
Alexion Pharmaceuticals, Inc.* (Biotechnology)	13,751	1,338,797
Alkermes PLC* (Biotechnology)	9,565	282,263
Alnylam Pharmaceuticals, Inc.* (Biotechnology)	5,537	403,703
Amgen, Inc. (Biotechnology)	39,260	7,642,743
Biogen, Inc.* (Biotechnology)	12,414	3,735,621
BioMarin Pharmaceutical, Inc.* (Biotechnology)	10,977	934,692
Bio-Techne Corp. (Life Sciences Tools & Services)	2,315	335,027
Bluebird Bio, Inc.* (Biotechnology)	3,375	334,800
Celgene Corp.* (Biotechnology)	43,071	2,760,420
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	2,963	335,352
Clovis Oncology, Inc.* (Biotechnology)	3,235	58,101
Exact Sciences Corp.* (Biotechnology)	7,569	477,604
Exelixis, Inc.* (Biotechnology)	18,434	362,597
FibroGen, Inc.* (Biotechnology)	4,664	215,850
Gilead Sciences, Inc. (Biotechnology)	79,712	4,985,985
Illumina, Inc.* (Life Sciences Tools & Services)	9,054	2,715,567
Immunomedics, Inc.* (Biotechnology)	10,534	150,320
Incyte Corp.* (Biotechnology)	10,876	691,605
Intercept Pharmaceuticals, Inc.* (Biotechnology)	1,360	137,074
Intrexon Corp.* (Biotechnology)	4,389	28,704
Ionis Pharmaceuticals, Inc.* (Biotechnology)	8,469	457,834
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	9,753	1,133,006
Ligand Pharmaceuticals, Inc.*—Class B (Biotechnology)	1,311	177,903
Loxo Oncology, Inc.* (Biotechnology)	1,746	244,562
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	1,552	877,780
Myriad Genetics, Inc.* (Biotechnology)	4,603	133,809
Nektar Therapeutics* (Pharmaceuticals)	10,652	350,131
Neurocrine Biosciences, Inc.* (Biotechnology)	5,592	399,325
OPKO Health, Inc.* (Biotechnology)	22,421	67,487
Portola Pharmaceuticals, Inc.* (Biotechnology)	4,096	79,954
PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	3,616	332,527
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	4,777	1,784,210
Sage Therapeutics, Inc.* (Biotechnology)	2,878	275,684
Sarepta Therapeutics, Inc.* (Biotechnology)	4,085	445,796
Seattle Genetics, Inc.* (Biotechnology)	6,602	374,069
Syneos Health, Inc.* (Life Sciences Tools & Services)	3,760	147,956
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	2,924	127,136
United Therapeutics Corp.* (Biotechnology)	2,671	290,872
Vertex Pharmaceuticals, Inc.* (Biotechnology)	15,746	2,609,270
TOTAL COMMON STOCKS (Cost $20,615,130)		48,358,857

Repurchase Agreements(a) (1.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $701,105	$701,000	$701,000
TOTAL REPURCHASE AGREEMENTS (Cost $701,000)		701,000
TOTAL INVESTMENT SECURITIES (Cost $21,316,130)—88.4%		49,059,857
Net other assets (liabilities)—11.6%		6,460,614
NET ASSETS—100.0%		$55,520,471

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Biotechnology Index	Goldman Sachs International	1/23/19	2.92%	$7,316,188	$57,618

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

32 :: ProFund VP Biotechnology :: Financial Statements

ProFund VP Biotechnology invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Biotechnology	$40,806,529	73.5%
Life Sciences Tools & Services	7,202,197	13.0%
Pharmaceuticals	350,131	0.6%
Other**	7,161,614	12.9%
Total	$55,520,471	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Biotechnology :: 33

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$21,316,130
Securities, at value	48,358,857
Repurchase agreements, at value	701,000
Total Investment Securities, at value	49,059,857
Cash	181
Dividends and interest receivable	3,726
Unrealized appreciation on swap agreements	57,618
Receivable for capital shares issued	1,034
Receivable for investments sold	6,788,464
Prepaid expenses	297
TOTAL ASSETS	55,911,177
LIABILITIES:
Payable for capital shares redeemed	239,466
Advisory fees payable	36,416
Management services fees payable	4,855
Administration fees payable	4,109
Administrative services fees payable	23,187
Distribution fees payable	34,174
Trustee fees payable	13
Transfer agency fees payable	3,190
Fund accounting fees payable	2,564
Compliance services fees payable	355
Other accrued expenses	42,377
TOTAL LIABILITIES	390,706
NET ASSETS	$55,520,471
NET ASSETS CONSIST OF:
Capital	$34,251,850
Total distributable earnings (loss)	21,268,621
NET ASSETS	$55,520,471
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	845,763
Net Asset Value (offering and redemption price per share)	$65.65

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$964,965
Interest	5,413
TOTAL INVESTMENT INCOME	970,378
EXPENSES:
Advisory fees	493,545
Management services fees	65,805
Administration fees	35,775
Transfer agency fees	36,559
Administrative services fees	123,607
Distribution fees	164,515
Custody fees	11,878
Fund accounting fees	27,690
Trustee fees	1,872
Compliance services fees	762
Other fees	76,955
TOTAL NET EXPENSES	1,038,963
NET INVESTMENT INCOME (LOSS)	(68,585)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,295,424
Net realized gains (losses) on swap agreements	(120,104)
Change in net unrealized appreciation/depreciation on investment securities	(5,427,359)
Change in net unrealized appreciation/depreciation on swap agreements	59,391
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(4,192,648)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,261,233)

See accompanying notes to financial statements.

34 :: ProFund VP Biotechnology :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(68,585)	$(149,597)
Net realized gains (losses) on investments	1,175,320	3,357,578
Change in net unrealized appreciation/depreciation on investments	(5,367,968)	9,753,547
Change in net assets resulting from operations	(4,261,233)	12,961,528
CAPITAL TRANSACTIONS:
Proceeds from shares issued	32,884,267	39,875,545
Value of shares redeemed	(41,267,373)	(43,784,464)
Change in net assets resulting from capital transactions	(8,383,106)	(3,908,919)
Change in net assets	(12,644,339)	9,052,609
NET ASSETS:
Beginning of period	68,164,810	59,112,201
End of period	$55,520,471	$68,164,810
SHARE TRANSACTIONS:
Issued	460,897	603,434
Redeemed	(583,446)	(664,162)
Change in shares	(122,549)	(60,728)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Biotechnology :: 35

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$70.40	$57.44	$68.89	$69.13	$57.75

Investment Activities:
Net investment income (loss)(a)	(0.07)	(0.14)	(0.14)	(0.47)	(0.62)
Net realized and unrealized gains (losses) on investments	(4.68)	13.10	(10.47)	2.77	16.63
Total income (loss) from investment activities	(4.75)	12.96	(10.61)	2.30	16.01

Distributions to Shareholders From:
Net realized gains on investments	—	—	(0.84)	(2.54)	(4.63)

Net Asset Value, End of Period	$65.65	$70.40	$57.44	$68.89	$69.13

Total Return	(6.75)%	22.54%	(15.48)%	3.30%	29.73%

Ratios to Average Net Assets:
Gross expenses	1.58%	1.59%	1.57%	1.61%	1.68%
Net expenses	1.58%	1.59%	1.57%	1.61%	1.68%
Net investment income (loss)	(0.10)%	(0.22)%	(0.24)%	(0.66)%	(0.99)%

Supplemental Data:
Net assets, end of period (000’s)	$55,520	$68,165	$59,112	$85,306	$80,009
Portfolio turnover rate(b)	114%	157%	154%	164%	248%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

36 :: ProFund VP Bull :: Management Discussion of Fund Performance

ProFund VP Bull seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -6.15%. For the same period, the Index had a total return of -4.38%(1) and a volatility of 17.12%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and an ongoing basis.

During the year ended December 31, 2018, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Bull from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Bull	-6.15%	6.39%	10.92%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP Bull	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	65%
Futures Contracts	12%
Swap Agreements	23%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	2.4%
Apple, Inc.	2.2%
Alphabet, Inc.	1.9%
Amazon.com, Inc.	1.9%
Berkshire Hathaway, Inc.	1.2%

S&P 500 — Composition

% of Index
Information Technology	21%
Health Care	16%
Financials	13%
Communication Services	10%
Consumer Discretionary	10%
Industrials	9%
Consumer Staples	7%
Energy	5%
Utilities	3%
Real Estate	3%
Materials	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Bull :: 37

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (64.8%)

	Shares	Value
3M Co. (Industrial Conglomerates)	1,056	$201,210
A.O. Smith Corp. (Building Products)	264	11,273
Abbott Laboratories (Health Care Equipment & Supplies)	3,190	230,732
AbbVie, Inc. (Biotechnology)	2,728	251,493
ABIOMED, Inc.* (Health Care Equipment & Supplies)	88	28,604
Accenture PLC—Class A (IT Services)	1,166	164,418
Activision Blizzard, Inc. (Entertainment)	1,386	64,546
Adobe Systems, Inc.* (Software)	880	199,091
Advance Auto Parts, Inc. (Specialty Retail)	132	20,785
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	1,606	29,647
Affiliated Managers Group, Inc. (Capital Markets)	88	8,575
Aflac, Inc. (Insurance)	1,386	63,146
Agilent Technologies, Inc. (Life Sciences Tools & Services)	572	38,587
Air Products & Chemicals, Inc. (Chemicals)	396	63,380
Akamai Technologies, Inc.* (IT Services)	286	17,469
Alaska Air Group, Inc. (Airlines)	220	13,387
Albemarle Corp. (Chemicals)	198	15,260
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	198	22,818
Alexion Pharmaceuticals, Inc.* (Biotechnology)	396	38,555
Align Technology, Inc.* (Health Care Equipment & Supplies)	132	27,645
Allegion PLC (Building Products)	176	14,029
Allergan PLC (Pharmaceuticals)	572	76,454
Alliance Data Systems Corp. (IT Services)	88	13,207
Alliant Energy Corp. (Electric Utilities)	418	17,661
Alphabet, Inc.*—Class A (Interactive Media & Services)	550	574,727
Alphabet, Inc.*—Class C (Interactive Media & Services)	550	569,586
Altria Group, Inc. (Tobacco)	3,410	168,420
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	748	1,123,473
Ameren Corp. (Multi-Utilities)	440	28,701
American Airlines Group, Inc. (Airlines)	748	24,018
American Electric Power Co., Inc. (Electric Utilities)	902	67,415
American Express Co. (Consumer Finance)	1,276	121,628
American International Group, Inc. (Insurance)	1,606	63,292
American Tower Corp. (Equity Real Estate Investment Trusts)	792	125,287
American Water Works Co., Inc. (Water Utilities)	330	29,954
Ameriprise Financial, Inc. (Capital Markets)	242	25,258
AmerisourceBergen Corp. (Health Care Providers & Services)	286	21,278
AMETEK, Inc. (Electrical Equipment)	418	28,299
Amgen, Inc. (Biotechnology)	1,166	226,985
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	550	44,561
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	924	40,508
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	682	58,536
ANSYS, Inc.* (Software)	154	22,013
Anthem, Inc. (Health Care Providers & Services)	462	121,335
Aon PLC (Insurance)	440	63,958
Apache Corp. (Oil, Gas & Consumable Fuels)	682	17,903
Apartment Investment & Management Co.— Class A (Equity Real Estate Investment Trusts)	286	12,550
Apple, Inc. (Technology Hardware, Storage & Peripherals)	8,184	1,290,943
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	1,782	58,343
Aptiv PLC (Auto Components)	484	29,800
Archer-Daniels-Midland Co. (Food Products)	1,012	41,462
Arconic, Inc. (Aerospace & Defense)	770	12,982
Arista Networks, Inc.* (Communications Equipment)	88	18,542
Arthur J. Gallagher & Co. (Insurance)	330	24,321
Assurant, Inc. (Insurance)	88	7,871
AT&T, Inc. (Diversified Telecommunication Services)	13,200	376,728
Autodesk, Inc.* (Software)	396	50,930
Automatic Data Processing, Inc. (IT Services)	792	103,847
AutoZone, Inc.* (Specialty Retail)	44	36,887
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	242	42,120
Avery Dennison Corp. (Containers & Packaging)	154	13,834
Baker Hughes, Inc.—Class A (Energy Equipment & Services)	924	19,866
Ball Corp. (Containers & Packaging)	616	28,324
Bank of America Corp. (Banks)	16,544	407,645
Baxter International, Inc. (Health Care Equipment & Supplies)	902	59,370
BB&T Corp. (Banks)	1,408	60,995
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	484	109,055
Berkshire Hathaway, Inc.*—Class B (Diversified Financial Services)	3,520	718,714
Best Buy Co., Inc. (Specialty Retail)	418	22,137
Biogen, Inc.* (Biotechnology)	374	112,544
BlackRock, Inc.—Class A (Capital Markets)	220	86,420
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	88	151,573
BorgWarner, Inc. (Auto Components)	374	12,993
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	286	32,189
Boston Scientific Corp.* (Health Care Equipment & Supplies)	2,508	88,633
Brighthouse Financial, Inc.* (Insurance)	220	6,706
Bristol-Myers Squibb Co. (Pharmaceuticals)	2,970	154,381
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	748	190,200
Broadridge Financial Solutions, Inc. (IT Services)	220	21,175
Brown-Forman Corp.—Class B (Beverages)	308	14,655
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	242	20,350
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	792	17,701
Cadence Design Systems, Inc.* (Software)	506	22,001
Campbell Soup Co. (Food Products)	352	11,612
Capital One Financial Corp. (Consumer Finance)	858	64,856
Cardinal Health, Inc. (Health Care Providers & Services)	550	24,530
CarMax, Inc.* (Specialty Retail)	308	19,321
Carnival Corp.—Class A (Hotels, Restaurants & Leisure)	726	35,792
Caterpillar, Inc. (Machinery)	1,078	136,982

See accompanying notes to financial statements.

38 :: ProFund VP Bull :: Financial Statements

Common Stocks, continued

	Shares	Value
CBOE Holdings, Inc. (Capital Markets)	198	$19,370
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	572	22,903
CBS Corp.—Class B (Media)	616	26,932
Celanese Corp.—Series A (Chemicals)	242	21,773
Celgene Corp.* (Biotechnology)	1,276	81,779
Centene Corp.* (Health Care Providers & Services)	374	43,122
CenterPoint Energy, Inc. (Multi-Utilities)	902	25,463
CenturyLink, Inc. (Diversified Telecommunication Services)	1,716	25,997
Cerner Corp.* (Health Care Technology)	594	31,149
CF Industries Holdings, Inc. (Chemicals)	418	18,187
Charter Communications, Inc.*—Class A (Media)	330	94,040
Chevron Corp. (Oil, Gas & Consumable Fuels)	3,476	378,154
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	44	18,999
Chubb, Ltd. (Insurance)	836	107,995
Church & Dwight Co., Inc. (Household Products)	440	28,934
Cigna Corp. (Health Care Providers & Services)	682	129,525
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	176	10,850
Cincinnati Financial Corp. (Insurance)	264	20,439
Cintas Corp. (Commercial Services & Supplies)	154	25,870
Cisco Systems, Inc. (Communications Equipment)	8,162	353,659
Citigroup, Inc. (Banks)	4,422	230,209
Citizens Financial Group, Inc. (Banks)	858	25,508
Citrix Systems, Inc. (Software)	242	24,795
CME Group, Inc. (Capital Markets)	638	120,020
CMS Energy Corp. (Multi-Utilities)	506	25,123
Cognizant Technology Solutions Corp. (IT Services)	1,056	67,035
Colgate-Palmolive Co. (Household Products)	1,584	94,280
Comcast Corp.—Class A (Media)	8,228	280,163
Comerica, Inc. (Banks)	286	19,645
ConAgra Foods, Inc. (Food Products)	880	18,797
Concho Resources, Inc.* (Oil, Gas & Consumable Fuels)	374	38,443
ConocoPhillips (Oil, Gas & Consumable Fuels)	2,090	130,312
Consolidated Edison, Inc. (Multi-Utilities)	572	43,735
Constellation Brands, Inc.—Class A (Beverages)	308	49,533
Copart, Inc.* (Commercial Services & Supplies)	374	17,870
Corning, Inc. (Electronic Equipment, Instruments & Components)	1,452	43,865
Costco Wholesale Corp. (Food & Staples Retailing)	792	161,338
Coty, Inc. (Personal Products)	814	5,340
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	748	81,255
CSX Corp. (Road & Rail)	1,452	90,213
Cummins, Inc. (Machinery)	264	35,281
CVS Health Corp. (Health Care Providers & Services)	2,354	154,235
D.R. Horton, Inc. (Household Durables)	616	21,351
Danaher Corp. (Health Care Equipment & Supplies)	1,122	115,701
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	220	21,969
DaVita HealthCare Partners, Inc.* (Health Care Providers & Services)	220	11,321
Deere & Co. (Machinery)	594	88,607
Delta Air Lines, Inc. (Airlines)	1,122	55,988
Dentsply Sirona, Inc. (Health Care Equipment & Supplies)	396	14,735
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	858	19,339
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	286	26,512
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	374	39,850
Discover Financial Services (Consumer Finance)	616	36,332
Discovery Communications, Inc.*—Class A (Media)	286	7,076
Discovery Communications, Inc.*—Class C (Media)	660	15,233
Dish Network Corp.*—Class A (Media)	418	10,437
Dollar General Corp. (Multiline Retail)	484	52,311
Dollar Tree, Inc.* (Multiline Retail)	440	39,741
Dominion Resources, Inc. (Multi-Utilities)	1,364	97,472
Dover Corp. (Machinery)	264	18,731
DowDuPont, Inc. (Chemicals)	4,158	222,369
DTE Energy Co. (Multi-Utilities)	330	36,399
Duke Energy Corp. (Electric Utilities)	1,298	112,017
Duke Realty Corp. (Equity Real Estate Investment Trusts)	660	17,094
DXC Technology Co. (IT Services)	506	26,904
E*TRADE Financial Corp. (Capital Markets)	462	20,273
Eastman Chemical Co. (Chemicals)	264	19,301
Eaton Corp. PLC (Electrical Equipment)	792	54,379
eBay, Inc.* (Internet & Direct Marketing Retail)	1,650	46,316
Ecolab, Inc. (Chemicals)	462	68,076
Edison International (Electric Utilities)	594	33,721
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	374	57,286
Electronic Arts, Inc.* (Entertainment)	550	43,401
Eli Lilly & Co. (Pharmaceuticals)	1,716	198,576
Emerson Electric Co. (Electrical Equipment)	1,144	68,353
Entergy Corp. (Electric Utilities)	330	28,403
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	1,056	92,094
Equifax, Inc. (Professional Services)	220	20,489
Equinix, Inc. (Equity Real Estate Investment Trusts)	154	54,294
Equity Residential (Equity Real Estate Investment Trusts)	660	43,567
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	110	26,973
Everest Re Group, Ltd. (Insurance)	66	14,372
Evergy, Inc. (Electric Utilities)	484	27,477
Eversource Energy (Electric Utilities)	572	37,203
Exelon Corp. (Electric Utilities)	1,760	79,376
Expedia, Inc. (Internet & Direct Marketing Retail)	220	24,783
Expeditors International of Washington, Inc. (Air Freight & Logistics)	308	20,972
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	220	19,906
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	7,678	523,563
F5 Networks, Inc.* (Communications Equipment)	110	17,823
Facebook, Inc.*—Class A (Interactive Media & Services)	4,356	571,028
Fastenal Co. (Trading Companies & Distributors)	528	27,608
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	132	15,581
FedEx Corp. (Air Freight & Logistics)	440	70,985
Fidelity National Information Services, Inc. (IT Services)	594	60,915

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bull :: 39

Common Stocks, continued

	Shares	Value
Fifth Third Bancorp (Banks)	1,188	$27,954
First Horizon National Corp. (Banks)	1	7
First Republic Bank (Banks)	286	24,853
FirstEnergy Corp. (Electric Utilities)	880	33,044
Fiserv, Inc.* (Consumer Finance)	726	53,354
FleetCor Technologies, Inc.* (IT Services)	154	28,601
FLIR Systems, Inc. (Electronic Equipment, Instruments & Components)	242	10,537
Flowserve Corp. (Machinery)	242	9,201
Fluor Corp. (Construction & Engineering)	264	8,501
FMC Corp. (Chemicals)	242	17,898
Foot Locker, Inc. (Specialty Retail)	198	10,534
Ford Motor Co. (Automobiles)	7,084	54,193
Fortinet, Inc.* (Software)	264	18,594
Fortive Corp. (Machinery)	528	35,724
Fortune Brands Home & Security, Inc. (Building Products)	264	10,029
Franklin Resources, Inc. (Capital Markets)	550	16,313
Freeport-McMoRan, Inc. (Metals & Mining)	2,618	26,992
Garmin, Ltd. (Household Durables)	220	13,930
Gartner, Inc.* (IT Services)	154	19,687
General Dynamics Corp. (Aerospace & Defense)	506	79,548
General Electric Co. (Industrial Conglomerates)	15,774	119,409
General Mills, Inc. (Food Products)	1,078	41,977
General Motors Co. (Automobiles)	2,376	79,477
Genuine Parts Co. (Distributors)	264	25,349
Gilead Sciences, Inc. (Biotechnology)	2,354	147,243
Global Payments, Inc. (IT Services)	286	29,495
H & R Block, Inc. (Diversified Consumer Services)	374	9,488
Halliburton Co. (Energy Equipment & Services)	1,584	42,103
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	660	8,270
Harley-Davidson, Inc. (Automobiles)	286	9,758
Harris Corp. (Aerospace & Defense)	220	29,623
Hartford Financial Services Group, Inc. (Insurance)	660	29,337
Hasbro, Inc. (Leisure Products)	220	17,875
HCA Holdings, Inc. (Health Care Providers & Services)	484	60,234
HCP, Inc. (Equity Real Estate Investment Trusts)	858	23,964
Helmerich & Payne, Inc. (Energy Equipment & Services)	198	9,492
Henry Schein, Inc.* (Health Care Providers & Services)	286	22,457
Hess Corp. (Oil, Gas & Consumable Fuels)	462	18,711
Hewlett Packard Enterprises Co. (Technology Hardware, Storage & Peripherals)	2,574	34,003
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	528	37,910
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	286	14,620
Hologic, Inc.* (Health Care Equipment & Supplies)	484	19,892
Honeywell International, Inc. (Industrial Conglomerates)	1,342	177,305
Hormel Foods Corp. (Food Products)	484	20,657
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	1,342	22,371
HP, Inc. (Technology Hardware, Storage & Peripherals)	2,860	58,516
Humana, Inc. (Health Care Providers & Services)	242	69,328
Huntington Bancshares, Inc. (Banks)	1,936	23,077
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	88	16,747
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	154	28,647
IHS Markit, Ltd.* (Professional Services)	660	31,660
Illinois Tool Works, Inc. (Machinery)	550	69,680
Illumina, Inc.* (Life Sciences Tools & Services)	264	79,181
Incyte Corp.* (Biotechnology)	330	20,985
Ingersoll-Rand PLC (Machinery)	440	40,141
Intel Corp. (Semiconductors & Semiconductor Equipment)	8,272	388,204
Intercontinental Exchange, Inc. (Capital Markets)	1,034	77,891
International Business Machines Corp. (IT Services)	1,650	187,556
International Flavors & Fragrances, Inc. (Chemicals)	176	23,632
International Paper Co. (Containers & Packaging)	726	29,301
Intuit, Inc. (Software)	462	90,945
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	198	94,826
Invesco, Ltd. (Capital Markets)	748	12,522
IPG Photonics Corp.* (Electronic Equipment, Instruments & Components)	66	7,477
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	286	33,225
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	528	17,112
J.B. Hunt Transport Services, Inc. (Road & Rail)	154	14,328
Jack Henry & Associates, Inc. (IT Services)	132	16,701
Jacobs Engineering Group, Inc. (Construction & Engineering)	220	12,861
Jefferies Financial Group, Inc. (Diversified Financial Services)	506	8,784
Johnson & Johnson (Pharmaceuticals)	4,862	627,441
Johnson Controls International PLC (Building Products)	1,672	49,575
JPMorgan Chase & Co. (Banks)	6,028	588,454
Juniper Networks, Inc. (Communications Equipment)	616	16,577
Kansas City Southern Industries, Inc. (Road & Rail)	176	16,799
Kellogg Co. (Food Products)	462	26,339
KeyCorp (Banks)	1,870	27,639
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	330	20,486
Kimberly-Clark Corp. (Household Products)	638	72,694
Kimco Realty Corp. (Equity Real Estate Investment Trusts)	770	11,281
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	3,432	52,784
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	286	25,594
Kohl’s Corp. (Multiline Retail)	308	20,433
L Brands, Inc. (Specialty Retail)	418	10,730
L3 Technologies, Inc. (Aerospace & Defense)	132	22,923
Laboratory Corp. of America Holdings* (Health Care Providers & Services)	176	22,239
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	286	38,945
Lamb Weston Holding, Inc. (Food Products)	264	19,420
Leggett & Platt, Inc. (Household Durables)	242	8,673
Lennar Corp.—Class A (Household Durables)	528	20,671
Lincoln National Corp. (Insurance)	396	20,319
Linde PLC (Chemicals)	990	154,480
LKQ Corp.* (Distributors)	572	13,574
Lockheed Martin Corp. (Aerospace & Defense)	440	115,210
Loews Corp. (Insurance)	506	23,033

See accompanying notes to financial statements.

40 :: ProFund VP Bull :: Financial Statements

Common Stocks, continued

	Shares	Value
Lowe’s Cos., Inc. (Specialty Retail)	1,452	$134,107
LyondellBasell Industries N.V.—Class A (Chemicals)	572	47,568
M&T Bank Corp. (Banks)	264	37,786
Macy’s, Inc. (Multiline Retail)	550	16,379
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	1,518	21,768
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	1,254	73,999
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	507	55,023
Marsh & McLennan Cos., Inc. (Insurance)	924	73,690
Martin Marietta Materials, Inc. (Construction Materials)	110	18,906
Masco Corp. (Building Products)	550	16,082
MasterCard, Inc.—Class A (IT Services)	1,650	311,272
Mattel, Inc.* (Leisure Products)	616	6,154
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	506	25,730
McCormick & Co., Inc. (Food Products)	220	30,633
McDonald’s Corp. (Hotels, Restaurants & Leisure)	1,408	250,019
McKesson Corp. (Health Care Providers & Services)	352	38,885
Medtronic PLC (Health Care Equipment & Supplies)	2,442	222,123
Merck & Co., Inc. (Pharmaceuticals)	4,708	359,738
MetLife, Inc. (Insurance)	1,782	73,170
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	44	24,886
MGM Resorts International (Hotels, Restaurants & Leisure)	902	21,883
Michael Kors Holdings, Ltd.* (Textiles, Apparel & Luxury Goods)	264	10,011
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	418	30,063
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	2,024	64,222
Microsoft Corp. (Software)	14,014	1,423,401
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	198	18,949
Mohawk Industries, Inc.* (Household Durables)	110	12,866
Molson Coors Brewing Co.—Class B (Beverages)	330	18,533
Mondelez International, Inc.—Class A (Food Products)	2,640	105,678
Monster Beverage Corp.* (Beverages)	726	35,734
Moody’s Corp. (Capital Markets)	308	43,132
Morgan Stanley (Capital Markets)	2,376	94,208
Motorola Solutions, Inc. (Communications Equipment)	286	32,901
MSCI, Inc.—Class A (Capital Markets)	154	22,704
Mylan N.V.* (Pharmaceuticals)	946	25,920
National Oilwell Varco, Inc. (Energy Equipment & Services)	704	18,093
Nektar Therapeutics* (Pharmaceuticals)	308	10,124
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	462	27,568
Netflix, Inc.* (Entertainment)	792	211,987
Newell Rubbermaid, Inc. (Household Durables)	770	14,314
Newfield Exploration Co.* (Oil, Gas & Consumable Fuels)	374	5,483
Newmont Mining Corp. (Metals & Mining)	968	33,541
News Corp.—Class A (Media)	704	7,990
News Corp.—Class B (Media)	220	2,541
NextEra Energy, Inc. (Electric Utilities)	858	149,139
Nielsen Holdings PLC (Professional Services)	638	14,885
NIKE, Inc.—Class B (Textiles, Apparel & Luxury Goods)	2,310	171,264
NiSource, Inc. (Multi-Utilities)	660	16,731
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)	880	16,509
Nordstrom, Inc. (Multiline Retail)	198	9,229
Norfolk Southern Corp. (Road & Rail)	484	72,377
Northern Trust Corp. (Capital Markets)	396	33,102
Northrop Grumman Corp. (Aerospace & Defense)	308	75,429
Norwegian Cruise Line Holdings, Ltd.* (Hotels, Restaurants & Leisure)	396	16,786
NRG Energy, Inc. (Independent Power and Renewable Electricity Producers)	528	20,908
Nucor Corp. (Metals & Mining)	572	29,635
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1,100	146,850
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	1,364	83,722
Omnicom Group, Inc. (Media)	396	29,003
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	748	40,355
Oracle Corp. (Software)	4,884	220,512
O’Reilly Automotive, Inc.* (Specialty Retail)	154	53,027
PACCAR, Inc. (Machinery)	638	36,455
Packaging Corp. of America (Containers & Packaging)	176	14,689
Parker-Hannifin Corp. (Machinery)	242	36,092
Paychex, Inc. (IT Services)	572	37,266
PayPal Holdings, Inc.* (IT Services)	2,134	179,448
Pentair PLC (Machinery)	286	10,805
People’s United Financial, Inc. (Banks)	682	9,841
PepsiCo, Inc. (Beverages)	2,552	281,945
PerkinElmer, Inc. (Life Sciences Tools & Services)	198	15,553
Perrigo Co. PLC (Pharmaceuticals)	220	8,525
Pfizer, Inc. (Pharmaceuticals)	10,494	458,063
PG&E Corp.* (Electric Utilities)	946	22,468
Philip Morris International, Inc. (Tobacco)	2,816	187,996
Phillips 66 (Oil, Gas & Consumable Fuels)	770	66,336
Pinnacle West Capital Corp. (Electric Utilities)	198	16,870
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	308	40,508
PNC Financial Services Group, Inc. (Banks)	836	97,737
PPG Industries, Inc. (Chemicals)	440	44,981
PPL Corp. (Electric Utilities)	1,298	36,772
Principal Financial Group, Inc. (Insurance)	484	21,378
Prologis, Inc. (Equity Real Estate Investment Trusts)	1,144	67,176
Prudential Financial, Inc. (Insurance)	748	60,999
Public Service Enterprise Group, Inc. (Multi-Utilities)	924	48,094
Public Storage (Equity Real Estate Investment Trusts)	264	53,436
PulteGroup, Inc. (Household Durables)	462	12,007
PVH Corp. (Textiles, Apparel & Luxury Goods)	132	12,269
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	220	13,361
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	2,200	125,202
Quanta Services, Inc. (Construction & Engineering)	264	7,946
Quest Diagnostics, Inc. (Health Care Providers & Services)	242	20,151
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	88	9,104

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bull :: 41

Common Stocks, continued

	Shares	Value
Raymond James Financial, Inc. (Capital Markets)	242	$18,007
Raytheon Co. (Aerospace & Defense)	506	77,595
Realty Income Corp. (Equity Real Estate Investment Trusts)	528	33,285
Red Hat, Inc.* (Software)	330	57,961
Regency Centers Corp. (Equity Real Estate Investment Trusts)	308	18,073
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	132	49,302
Regions Financial Corp. (Banks)	1,870	25,021
Republic Services, Inc.—Class A (Commercial Services & Supplies)	396	28,548
ResMed, Inc. (Health Care Equipment & Supplies)	264	30,062
Robert Half International, Inc. (Professional Services)	220	12,584
Rockwell Automation, Inc. (Electrical Equipment)	220	33,106
Rollins, Inc. (Commercial Services & Supplies)	264	9,530
Roper Technologies, Inc. (Industrial Conglomerates)	198	52,771
Ross Stores, Inc. (Specialty Retail)	682	56,742
Royal Caribbean Cruises, Ltd. (Hotels, Restaurants & Leisure)	308	30,119
S&P Global, Inc. (Capital Markets)	462	78,512
Salesforce.com, Inc.* (Software)	1,386	189,840
SBA Communications Corp.* (Equity Real Estate Investment Trusts)	198	32,054
Schlumberger, Ltd. (Energy Equipment & Services)	2,508	90,488
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	462	17,829
Sealed Air Corp. (Containers & Packaging)	286	9,964
Sempra Energy (Multi-Utilities)	506	54,744
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	572	96,090
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	330	22,117
SL Green Realty Corp. (Equity Real Estate Investment Trusts)	154	12,178
Snap-on, Inc. (Machinery)	110	15,982
Southwest Airlines Co. (Airlines)	924	42,948
Stanley Black & Decker, Inc. (Machinery)	264	31,611
Starbucks Corp. (Hotels, Restaurants & Leisure)	2,244	144,514
State Street Corp. (Capital Markets)	682	43,014
Stryker Corp. (Health Care Equipment & Supplies)	572	89,661
SunTrust Banks, Inc. (Banks)	814	41,058
SVB Financial Group* (Banks)	88	16,713
Symantec Corp. (Software)	1,166	22,032
Synchrony Financial (Consumer Finance)	1,210	28,387
Synopsys, Inc.* (Software)	264	22,239
Sysco Corp. (Food & Staples Retailing)	858	53,762
T. Rowe Price Group, Inc. (Capital Markets)	440	40,621
Take-Two Interactive Software, Inc.* (Entertainment)	198	20,382
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	528	17,820
Target Corp. (Multiline Retail)	946	62,520
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	616	46,588
TechnipFMC PLC (Energy Equipment & Services)	770	15,077
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	1,738	164,241
Textron, Inc. (Aerospace & Defense)	440	20,236
The AES Corp. (Independent Power and Renewable Electricity Producers)	1,210	17,497
The Allstate Corp. (Insurance)	616	50,900
The Bank of New York Mellon Corp. (Capital Markets)	1,650	77,666
The Boeing Co. (Aerospace & Defense)	968	312,181
The Charles Schwab Corp. (Capital Markets)	2,178	90,452
The Clorox Co. (Household Products)	242	37,302
The Coca-Cola Co. (Beverages)	6,952	329,177
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	88	22,396
The Estee Lauder Cos., Inc.—Class A (Personal Products)	396	51,519
The Gap, Inc. (Specialty Retail)	396	10,201
The Goldman Sachs Group, Inc. (Capital Markets)	638	106,578
The Goodyear Tire & Rubber Co. (Auto Components)	418	8,531
The Hershey Co. (Food Products)	264	28,296
The Home Depot, Inc. (Specialty Retail)	2,046	351,543
The Interpublic Group of Cos., Inc. (Media)	704	14,524
The JM Smucker Co.—Class A (Food Products)	198	18,511
The Kraft Heinz Co. (Food Products)	1,122	48,291
The Kroger Co. (Food & Staples Retailing)	1,452	39,930
The Macerich Co. (Equity Real Estate Investment Trusts)	198	8,569
The Mosaic Co. (Chemicals)	638	18,636
The Nasdaq OMX Group, Inc. (Capital Markets)	198	16,151
The Procter & Gamble Co. (Household Products)	4,510	414,559
The Progressive Corp. (Insurance)	1,056	63,708
The Sherwin-Williams Co. (Chemicals)	154	60,593
The Southern Co. (Electric Utilities)	1,870	82,130
The TJX Cos., Inc. (Specialty Retail)	2,244	100,397
The Travelers Cos., Inc. (Insurance)	484	57,959
The Walt Disney Co. (Entertainment)	2,706	296,712
The Western Union Co. (IT Services)	814	13,887
The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	2,200	48,510
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	726	162,471
Tiffany & Co. (Specialty Retail)	198	15,941
Torchmark Corp. (Insurance)	176	13,117
Total System Services, Inc. (IT Services)	308	25,037
Tractor Supply Co. (Specialty Retail)	220	18,357
TransDigm Group, Inc.* (Aerospace & Defense)	88	29,925
TripAdvisor, Inc.* (Interactive Media & Services)	176	9,493
Twenty-First Century Fox, Inc.—Class A (Entertainment)	1,914	92,102
Twenty-First Century Fox, Inc.—Class B (Entertainment)	880	42,046
Twitter, Inc.* (Interactive Media & Services)	1,320	37,937
Tyson Foods, Inc.—Class A (Food Products)	528	28,195
U.S. Bancorp (Banks)	2,750	125,675
UDR, Inc. (Equity Real Estate Investment Trusts)	506	20,048
Ulta Salon, Cosmetics & Fragrance, Inc.* (Specialty Retail)	110	26,932
Under Armour, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	330	5,831
Under Armour, Inc.*—Class C (Textiles, Apparel & Luxury Goods)	352	5,692
Union Pacific Corp. (Road & Rail)	1,342	185,505
United Continental Holdings, Inc.* (Airlines)	418	34,999
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	1,254	122,302
United Rentals, Inc.* (Trading Companies & Distributors)	154	15,790
United Technologies Corp. (Aerospace & Defense)	1,474	156,952

See accompanying notes to financial statements.

42 :: ProFund VP Bull :: Financial Statements

Common Stocks, continued

	Shares	Value
UnitedHealth Group, Inc. (Health Care Providers & Services)	1,738	$432,972
Universal Health Services, Inc.—Class B (Health Care Providers & Services)	154	17,950
Unum Group (Insurance)	396	11,634
V.F. Corp. (Textiles, Apparel & Luxury Goods)	594	42,376
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	770	57,727
Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	176	19,943
Ventas, Inc. (Equity Real Estate Investment Trusts)	638	37,380
VeriSign, Inc.* (IT Services)	198	29,361
Verisk Analytics, Inc.*—Class A (Professional Services)	308	33,584
Verizon Communications, Inc. (Diversified Telecommunication Services)	7,502	421,763
Vertex Pharmaceuticals, Inc.* (Biotechnology)	462	76,558
Viacom, Inc.—Class B (Entertainment)	638	16,397
Visa, Inc.—Class A (Consumer Finance)	3,190	420,888
Vornado Realty Trust (Equity Real Estate Investment Trusts)	308	19,105
Vulcan Materials Co. (Construction Materials)	242	23,909
W.W. Grainger, Inc. (Trading Companies & Distributors)	88	24,848
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	1,452	99,215
Wal-Mart Stores, Inc. (Food & Staples Retailing)	2,574	239,769
Waste Management, Inc. (Commercial Services & Supplies)	704	62,649
Waters Corp.* (Life Sciences Tools & Services)	132	24,902
WEC Energy Group, Inc. (Multi-Utilities)	572	39,617
WellCare Health Plans, Inc.* (Health Care Providers & Services)	88	20,776
Wells Fargo & Co. (Banks)	7,678	353,802
Welltower, Inc. (Equity Real Estate Investment Trusts)	682	47,338
Western Digital Corp. (Technology Hardware, Storage & Peripherals)	528	19,520
WestRock Co. (Containers & Packaging)	462	17,445
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	1,364	29,817
Whirlpool Corp. (Household Durables)	110	11,756
Willis Towers Watson PLC (Insurance)	242	36,750
Wynn Resorts, Ltd. (Hotels, Restaurants & Leisure)	176	17,408
Xcel Energy, Inc. (Electric Utilities)	924	45,525
Xerox Corp. (Technology Hardware, Storage & Peripherals)	374	7,390
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	462	39,349
Xylem, Inc. (Machinery)	330	22,018
YUM! Brands, Inc. (Hotels, Restaurants & Leisure)	572	52,578
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	374	38,791
Zions Bancorp (Banks)	352	14,340
Zoetis, Inc. (Pharmaceuticals)	880	75,275
TOTAL COMMON STOCKS (Cost $11,398,299)		38,170,565

Repurchase Agreements(a)(b) (21.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $12,809,923	$12,808,000	$12,808,000
TOTAL REPURCHASE AGREEMENTS (Cost $12,808,000)		12,808,000
TOTAL INVESTMENT SECURITIES (Cost $24,206,299)—86.5%		50,978,565
Net other assets (liabilities)—13.5%		7,947,294
NET ASSETS—100.0%		$58,925,859

*                 Non-income producing security.

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $1,014,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures Contracts	58	3/18/19	$7,277,550	$(292,708)

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P 500	Goldman Sachs International	1/28/19	2.97%	$10,084,406	$31,423
S&P 500	UBS AG	1/28/19	2.92%	3,295,367	23,961
				$13,379,773	$55,384

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bull :: 43

ProFund VP Bull invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Aerospace & Defense	$949,351	1.7%
Air Freight & Logistics	234,609	0.4%
Airlines	171,340	0.3%
Auto Components	51,324	0.1%
Automobiles	143,428	0.2%
Banks	2,157,959	3.7%
Beverages	729,577	1.3%
Biotechnology	1,005,444	1.7%
Building Products	100,988	0.2%
Capital Markets	1,050,789	1.8%
Chemicals	796,134	1.3%
Commercial Services & Supplies	144,467	0.2%
Communications Equipment	439,502	0.7%
Construction & Engineering	29,308	NM
Construction Materials	42,815	0.1%
Consumer Finance	725,445	1.2%
Containers & Packaging	113,557	0.2%
Distributors	38,923	0.1%
Diversified Consumer Services	9,488	NM
Diversified Financial Services	727,498	1.2%
Diversified Telecommunication Services	824,488	1.4%
Electric Utilities	789,221	1.3%
Electrical Equipment	184,137	0.3%
Electronic Equipment, Instruments & Components	173,514	0.3%
Energy Equipment & Services	195,119	0.3%
Entertainment	787,573	1.3%
Equity Real Estate Investment Trusts	1,101,710	1.9%
Food & Staples Retailing	594,014	1.0%
Food Products	439,868	0.7%
Health Care Equipment & Supplies	1,298,102	2.2%
Health Care Providers & Services	1,210,338	2.1%
Health Care Technology	31,149	0.1%
Hotels, Restaurants & Leisure	703,000	1.2%
Household Durables	115,568	0.2%
Household Products	647,769	1.1%
Independent Power and Renewable Electricity Producers	38,405	0.1%
Industrial Conglomerates	550,695	0.9%
Insurance	908,094	1.5%
Interactive Media & Services	1,762,771	3.1%
Internet & Direct Marketing Retail	1,346,145	2.4%
IT Services	1,353,281	2.3%
Leisure Products	24,029	NM
Life Sciences Tools & Services	378,805	0.6%
Machinery	587,310	1.1%
Media	487,939	0.8%
Metals & Mining	90,168	0.2%
Multiline Retail	200,613	0.3%
Multi-Utilities	416,079	0.7%
Oil, Gas & Consumable Fuels	1,836,411	3.1%
Personal Products	56,859	0.1%
Pharmaceuticals	1,994,497	3.3%
Professional Services	113,202	0.2%
Real Estate Management & Development	22,903	NM
Road & Rail	379,222	0.6%
Semiconductors & Semiconductor Equipment	1,420,604	2.4%
Software	2,364,354	4.0%
Specialty Retail	887,641	1.5%
Technology Hardware, Storage & Peripherals	1,455,769	2.5%
Textiles, Apparel & Luxury Goods	282,637	0.5%
Tobacco	356,416	0.6%
Trading Companies & Distributors	68,246	0.1%
Water Utilities	29,954	0.1%
Other**	20,755,294	35.2%
Total	$58,925,859	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM         Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

44 :: ProFund VP Bull :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$24,206,299
Securities, at value	38,170,565
Repurchase agreements, at value	12,808,000
Total Investment Securities, at value	50,978,565
Cash	906
Segregated cash balances with brokers	277,200
Dividends and interest receivable	45,242
Unrealized appreciation on swap agreements	55,384
Receivable for capital shares issued	7,704,987
Receivable for investments sold	12,612
Variation margin on futures contracts	49,526
Prepaid expenses	3,889
TOTAL ASSETS	59,128,311
LIABILITIES:
Payable for investments purchased	37,435
Payable for capital shares redeemed	1,854
Advisory fees payable	37,883
Management services fees payable	5,051
Administration fees payable	4,273
Administrative services fees payable	30,483
Distribution fees payable	32,217
Trustee fees payable	14
Transfer agency fees payable	3,317
Fund accounting fees payable	2,783
Compliance services fees payable	367
Other accrued expenses	46,775
TOTAL LIABILITIES	202,452
NET ASSETS	$58,925,859
NET ASSETS CONSIST OF:
Capital	$35,408,897
Total distributable earnings (loss)	23,516,962
NET ASSETS	$58,925,859
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,387,827
Net Asset Value (offering and redemption price per share)	$42.46

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$904,357
Interest	438,980
TOTAL INVESTMENT INCOME	1,343,337
EXPENSES:
Advisory fees	546,857
Management services fees	72,914
Administration fees	39,473
Transfer agency fees	40,620
Administrative services fees	187,532
Distribution fees	182,286
Custody fees	10,789
Fund accounting fees	33,532
Trustee fees	2,232
Compliance services fees	860
Other fees	37,965
Recoupment of prior expenses reduced by the Advisor	73,854
Total Gross Expenses before reductions	1,228,914
Expenses reimbursed by third parties	(50,839)
TOTAL NET EXPENSES	1,178,075
NET INVESTMENT INCOME (LOSS)	165,262
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	4,412,624
Net realized gains (losses) on futures contracts	(503,685)
Net realized gains (losses) on swap agreements	(1,878,461)
Change in net unrealized appreciation/depreciation on investment securities	(6,797,235)
Change in net unrealized appreciation/depreciation on futures contracts	(541,012)
Change in net unrealized appreciation/depreciation on swap agreements	154,872
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(5,152,897)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,987,635)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bull :: 45

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$165,262	$(227,331)
Net realized gains (losses) on investments	2,030,478	7,572,697
Change in net unrealized appreciation/depreciation on investments	(7,183,375)	6,960,913
Change in net assets resulting from operations	(4,987,635)	14,306,279
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(7,322,619)	(2,229,776)
Change in net assets resulting from distributions	(7,322,619)	(2,229,776)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	338,502,049	284,787,468
Distributions reinvested	7,322,619	2,229,776
Value of shares redeemed	(367,129,429)	(284,467,841)
Change in net assets resulting from capital transactions	(21,304,761)	2,549,403
Change in net assets	(33,615,015)	14,625,906
NET ASSETS:
Beginning of period	92,540,874	77,914,968
End of period	$58,925,859	$92,540,874
SHARE TRANSACTIONS:
Issued	6,942,664	6,022,053
Reinvested	156,634	46,444
Redeemed	(7,538,619)	(6,030,481)
Change in shares	(439,321)	38,016

See accompanying notes to financial statements.

46 :: ProFund VP Bull :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$50.65		$43.55	$40.57	$41.22	$37.88

Investment Activities:
Net investment income (loss)(a)	0.11		(0.13)	(0.19)	(0.17)	(0.19)
Net realized and unrealized gains (losses) on investments	(2.71)		8.48	4.09	(0.01)	4.46
Total income (loss) from investment activities	(2.60)		8.35	3.90	(0.18)	4.27

Distributions to Shareholders From:
Net realized gains on investments	(5.59)		(1.25)	(0.92)	(0.47)	(0.93)

Net Asset Value, End of Period	$42.46		$50.65	$43.55	$40.57	$41.22

Total Return	(6.15	)%(b)	19.34%	9.66%	(0.46)%	11.47%

Ratios to Average Net Assets:
Gross expenses	1.69%		1.68%	1.71%	1.73%	1.70%
Net expenses	1.62	%(b)	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.23	%(b)	(0.28)%	(0.45)%	(0.42)%	(0.50)%

Supplemental Data:
Net assets, end of period (000’s)	$58,926		$92,541	$77,915	$104,154	$159,657
Portfolio turnover rate(c)	8%		3%	4%	32%	131%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.68% and 0.17%, respectively, and the total return would have been (6.22)%.

(c)          Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Consumer Goods :: 47

ProFund VP Consumer Goods seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer Goods Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -14.80%. For the same period, the Index had a return of -13.40%(1) and a volatility of 14.18%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of consumer goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing accessories, and footwear.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Goods from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Consumer Goods	-14.80%	3.11%	9.74%
Dow Jones U.S. Consumer Goods Index	-13.40%	4.87%	11.64%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP Consumer Goods	1.67%	1.67%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	2%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
The Procter & Gamble Co.	11.8%
The Coca-Cola Co.	9.4%
PepsiCo, Inc.	8.1%
Philip Morris International, Inc.	5.4%
NIKE, Inc.	4.9%

Dow Jones U.S. Consumer Goods Index — Composition

% of Index
Food, Beverage & Tobacco	47%
Household & Personal Products	21%
Consumer Durables & Apparel	15%
Automobiles & Components	10%
Media & Entertainment	4%
Capital Goods	1%
Retailing	1%
Food & Staples Retailing	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

48 :: ProFund VP Consumer Goods :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (97.8%)

	Shares	Value
Activision Blizzard, Inc. (Entertainment)	3,541	$164,904
Adient PLC (Auto Components)	403	6,069
Altria Group, Inc. (Tobacco)	8,723	430,829
Aptiv PLC (Auto Components)	1,222	75,238
Archer-Daniels-Midland Co. (Food Products)	2,602	106,604
Autoliv, Inc. (Auto Components)	404	28,373
B&G Foods, Inc.—Class A (Food Products)	307	8,875
BorgWarner, Inc. (Auto Components)	967	33,594
Brown-Forman Corp.—Class B (Beverages)	770	36,637
Brunswick Corp. (Leisure Products)	402	18,673
Bunge, Ltd. (Food Products)	654	34,950
Campbell Soup Co. (Food Products)	896	29,559
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	211	17,222
Church & Dwight Co., Inc. (Household Products)	1,144	75,229
Colgate-Palmolive Co. (Household Products)	4,027	239,687
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)	138	11,604
ConAgra Foods, Inc. (Food Products)	2,255	48,167
Constellation Brands, Inc.—Class A (Beverages)	770	123,831
Coty, Inc. (Personal Products)	2,092	13,724
D.R. Horton, Inc. (Household Durables)	1,587	55,005
Dana Holding Corp. (Auto Components)	671	9,146
Darling Ingredients, Inc.* (Food Products)	762	14,661
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	139	17,785
Delphi Technologies PLC (Auto Components)	411	5,886
Edgewell Personal Care Co.* (Personal Products)	250	9,338
Electronic Arts, Inc.* (Entertainment)	1,403	110,711
Energizer Holdings, Inc. (Household Products)	277	12,507
Flowers Foods, Inc. (Food Products)	852	15,736
Ford Motor Co. (Automobiles)	18,133	138,717
Garrett Motion, Inc.* (Auto Components)	346	4,270
General Mills, Inc. (Food Products)	2,768	107,786
General Motors Co. (Automobiles)	6,093	203,811
Gentex Corp. (Auto Components)	1,216	24,575
Genuine Parts Co. (Distributors)	681	65,390
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	1,675	20,988
Harley-Davidson, Inc. (Automobiles)	758	25,863
Hasbro, Inc. (Leisure Products)	540	43,875
Helen of Troy, Ltd.* (Household Durables)	126	16,529
Herbalife, Ltd.* (Personal Products)	484	28,532
Herman Miller, Inc. (Commercial Services & Supplies)	275	8,319
HNI Corp. (Commercial Services & Supplies)	205	7,263
Hormel Foods Corp. (Food Products)	1,266	54,033
Ingredion, Inc. (Food Products)	330	30,162
Jefferies Financial Group, Inc. (Diversified Financial Services)	1,306	22,672
Kellogg Co. (Food Products)	1,174	66,930
Keurig Dr Pepper, Inc. (Beverages)	839	21,512
Kimberly-Clark Corp. (Household Products)	1,606	182,988
Lamb Weston Holding, Inc. (Food Products)	680	50,021
Lancaster Colony Corp. (Food Products)	93	16,448
Lear Corp. (Auto Components)	299	36,735
Leggett & Platt, Inc. (Household Durables)	607	21,755
Lennar Corp.—Class A (Household Durables)	1,357	53,127
Lennar Corp.—Class B (Household Durables)	76	2,381
lululemon athletica, Inc.* (Textiles, Apparel & Luxury Goods)	488	59,346
Mattel, Inc.* (Leisure Products)	1,601	15,994
McCormick & Co., Inc. (Food Products)	566	78,810
Michael Kors Holdings, Ltd.* (Textiles, Apparel & Luxury Goods)	698	26,468
Mohawk Industries, Inc.* (Household Durables)	293	34,269
Molson Coors Brewing Co.—Class B (Beverages)	871	48,915
Mondelez International, Inc.—Class A (Food Products)	6,748	270,123
Monster Beverage Corp.* (Beverages)	1,850	91,057
National Beverage Corp. (Beverages)	58	4,163
Newell Rubbermaid, Inc. (Household Durables)	1,995	37,087
NIKE, Inc.—Class B (Textiles, Apparel & Luxury Goods)	5,908	438,020
Nu Skin Enterprises, Inc.—Class A (Personal Products)	257	15,762
NVR, Inc.* (Household Durables)	16	38,992
PepsiCo, Inc. (Beverages)	6,550	723,644
Performance Food Group Co.* (Food & Staples Retailing)	486	15,683
Philip Morris International, Inc. (Tobacco)	7,217	481,807
Pilgrim’s Pride Corp.* (Food Products)	242	3,753
Polaris Industries, Inc. (Leisure Products)	269	20,627
Pool Corp. (Distributors)	188	27,946
Post Holdings, Inc.* (Food Products)	310	27,630
PulteGroup, Inc. (Household Durables)	1,198	31,136
PVH Corp. (Textiles, Apparel & Luxury Goods)	350	32,533
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	253	26,175
Seaboard Corp. (Food Products)	1	3,538
Skechers U.S.A., Inc.*—Class A (Textiles, Apparel & Luxury Goods)	619	14,169
Spectrum Brands Holdings, Inc. (Household Products)	209	8,830
Stanley Black & Decker, Inc. (Machinery)	701	83,938
Steven Madden, Ltd. (Textiles, Apparel & Luxury Goods)	368	11,136
Take-Two Interactive Software, Inc.* (Entertainment)	528	54,352
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	1,344	45,360
Tempur Sealy International, Inc.* (Household Durables)	211	8,735
Tenneco, Inc. (Auto Components)	232	6,354
Tesla Motors, Inc.* (Automobiles)	628	208,999
The Clorox Co. (Household Products)	594	91,559
The Coca-Cola Co. (Beverages)	17,781	841,929
The Estee Lauder Cos., Inc.—Class A (Personal Products)	1,022	132,961
The Goodyear Tire & Rubber Co. (Auto Components)	1,081	22,063
The Hain Celestial Group, Inc.* (Food Products)	415	6,582
The Hershey Co. (Food Products)	650	69,667
The JM Smucker Co.—Class A (Food Products)	527	49,269

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Consumer Goods :: 49

Common Stocks, continued

	Shares	Value
The Kraft Heinz Co. (Food Products)	2,886	$124,213
The Procter & Gamble Co. (Household Products)	11,564	1,062,963
Thor Industries, Inc. (Automobiles)	232	12,064
Toll Brothers, Inc. (Household Durables)	628	20,680
TreeHouse Foods, Inc.* (Food Products)	259	13,134
Tupperware Brands Corp. (Household Durables)	224	7,072
Tyson Foods, Inc.—Class A (Food Products)	1,369	73,105
Under Armour, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	872	15,408
Under Armour, Inc.*—Class C (Textiles, Apparel & Luxury Goods)	895	14,472
US Foods Holding Corp.* (Food & Staples Retailing)	1,010	31,957
V.F. Corp. (Textiles, Apparel & Luxury Goods)	1,510	107,723
Veoneer, Inc.* (Auto Components)	404	9,522
Visteon Corp.* (Auto Components)	135	8,138
WABCO Holdings, Inc.* (Machinery)	241	25,869
Whirlpool Corp. (Household Durables)	297	31,740
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	441	14,063
Xcel Energy, Inc. (Electric Utilities)	3	148
TOTAL COMMON STOCKS (Cost $2,933,044)		8,790,878

Repurchase Agreements(a) (1.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $127,019	$127,000	$127,000
TOTAL REPURCHASE AGREEMENTS (Cost $127,000)		127,000
TOTAL INVESTMENT SECURITIES (Cost $3,060,044)—99.2%		8,917,878
Net other assets (liabilities)—0.8%		71,090
NET ASSETS—100.0%		$8,988,968

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Consumer Goods Index	Goldman Sachs International	1/23/19	2.92%	$167,755	$6,937

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

ProFund VP Consumer Goods invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Auto Components	$269,963	3.0%
Automobiles	589,454	6.6%
Beverages	1,891,688	21.0%
Commercial Services & Supplies	15,582	0.2%
Distributors	93,336	1.0%
Diversified Financial Services	22,672	0.3%
Electric Utilities	148	NM
Entertainment	329,967	3.7%
Food & Staples Retailing	47,640	0.5%
Food Products	1,303,756	14.5%
Household Durables	358,508	4.0%
Household Products	1,673,763	18.6%
Leisure Products	99,169	1.1%
Machinery	109,807	1.2%
Personal Products	200,317	2.2%
Textiles, Apparel & Luxury Goods	872,472	9.7%
Tobacco	912,636	10.2%
Other**	198,090	2.2%
Total	$8,988,968	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM         Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

50 :: ProFund VP Consumer Goods :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$3,060,044
Securities, at value	8,790,878
Repurchase agreements, at value	127,000
Total Investment Securities, at value	8,917,878
Cash	878
Dividends and interest receivable	29,961
Unrealized appreciation on swap agreements	6,937
Receivable for capital shares issued	9,501
Receivable for investments sold	63,358
Prepaid expenses	74
TOTAL ASSETS	9,028,587
LIABILITIES:
Payable for capital shares redeemed	17,838
Advisory fees payable	5,038
Management services fees payable	672
Administration fees payable	713
Administrative services fees payable	3,923
Distribution fees payable	3,527
Transfer agency fees payable	553
Fund accounting fees payable	470
Compliance services fees payable	60
Other accrued expenses	6,825
TOTAL LIABILITIES	39,619
NET ASSETS	$8,988,968
NET ASSETS CONSIST OF:
Capital	$2,120,987
Total distributable earnings (loss)	6,867,981
NET ASSETS	$8,988,968
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	194,755
Net Asset Value (offering and redemption price per share)	$46.16

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$377,541
Interest	545
TOTAL INVESTMENT INCOME	378,086
EXPENSES:
Advisory fees	97,704
Management services fees	13,027
Administration fees	6,746
Transfer agency fees	7,165
Administrative services fees	39,298
Distribution fees	32,568
Custody fees	2,792
Fund accounting fees	6,012
Trustee fees	404
Compliance services fees	144
Other fees	13,727
Recoupment of prior expenses reduced by the Advisor	4,102
Total Gross Expenses before reductions	223,689
Expenses reduced and reimbursed by the Advisor	(5,272)
TOTAL NET EXPENSES	218,417
NET INVESTMENT INCOME (LOSS)	159,669
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	2,137,862
Net realized gains (losses) on swap agreements	(19,066)
Change in net unrealized appreciation/depreciation on investment securities	(4,528,371)
Change in net unrealized appreciation/depreciation on swap agreements	6,937
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,402,638)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,242,969)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Consumer Goods :: 51

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$159,669	$138,049
Net realized gains (losses) on investments	2,118,796	2,110,518
Change in net unrealized appreciation/depreciation on investments	(4,521,434)	(18,202)
Change in net assets resulting from operations	(2,242,969)	2,230,365
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(2,114,876)	(388,773)
Change in net assets resulting from distributions	(2,114,876)	(388,773)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	7,311,923	22,319,101
Distributions reinvested	2,114,876	388,773
Value of shares redeemed	(14,906,663)	(22,096,695)
Change in net assets resulting from capital transactions	(5,479,864)	611,179
Change in net assets	(9,837,709)	2,452,771
NET ASSETS:
Beginning of period	18,826,677	16,373,906
End of period	$8,988,968	$18,826,677
SHARE TRANSACTIONS:
Issued	129,049	347,076
Reinvested	41,468	6,151
Redeemed	(260,044)	(345,633)
Change in shares	(89,527)	7,594

See accompanying notes to financial statements.

52 :: ProFund VP Consumer Goods :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$66.23	$59.18	$57.77	$56.02	$51.16

Investment Activities:
Net investment income (loss)(a)	0.70	0.49	0.48	0.67	0.43
Net realized and unrealized gains (losses) on investments	(9.43)	8.33	1.59	1.64	4.78
Total income (loss) from investment activities	(8.73)	8.82	2.07	2.31	5.21

Distributions to Shareholders From:
Net investment income	(0.74)	(0.82)	(0.66)	(0.56)	(0.35)
Net realized gains on investments	(10.60)	(0.95)	—	—	—
Total distributions	(11.34)	(1.77)	(0.66)	(0.56)	(0.35)

Net Asset Value, End of Period	$46.16	$66.23	$59.18	$57.77	$56.02

Total Return	(14.80)%	15.05%	3.54%	4.16%	10.23%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.68%	1.68%	1.68%	1.74%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	1.23%	0.76%	0.81%	1.18%	0.81%

Supplemental Data:
Net assets, end of period (000’s)	$8,989	$18,827	$16,374	$24,118	$29,178
Portfolio turnover rate(b)	41%	107%	84%	156%	93%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Consumer Services :: 53

ProFund VP Consumer Services seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer Services Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of 0.62%. For the same period, the Index had a return of 2.07%(1) and a volatility of 18.91%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Services from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Consumer Services	0.62%	7.87%	15.37%
Dow Jones U.S. Consumer Services Index	2.07%	9.71%	17.40%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP Consumer Services	1.72%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Swap Agreements	1%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	19.6%
The Walt Disney Co.	4.8%
Comcast Corp.	4.7%
The Home Depot, Inc.	4.5%
McDonald’s Corp.	4.4%

Dow Jones U.S. Consumer Services Index — Composition

% of Index
Retailing	44%
Media & Entertainment	23%
Consumer Services	17%
Food & Staples Retailing	11%
Transportation	3%
Commercial & Professional Services	1%
Health Care Equipment & Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

54 :: ProFund VP Consumer Services :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (99.1%)

	Shares	Value
Aaron’s, Inc. (Specialty Retail)	548	$23,043
Adtalem Global Education, Inc.* (Diversified Consumer Services)	472	22,335
Advance Auto Parts, Inc. (Specialty Retail)	584	91,957
Alaska Air Group, Inc. (Airlines)	987	60,059
Allegiant Travel Co. (Airlines)	104	10,423
Altice USA, Inc. (Media)	965	15,942
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	3,292	4,944,485
AMC Networks, Inc.*—Class A (Media)	360	19,757
AMERCO (Road & Rail)	62	20,343
American Airlines Group, Inc. (Airlines)	3,285	105,481
American Eagle Outfitters, Inc. (Specialty Retail)	1,353	26,153
AmerisourceBergen Corp. (Health Care Providers & Services)	1,257	93,521
Aramark (Hotels, Restaurants & Leisure)	1,980	57,361
AutoNation, Inc.* (Specialty Retail)	462	16,493
AutoZone, Inc.* (Specialty Retail)	202	169,345
Avis Budget Group, Inc.* (Road & Rail)	523	11,757
Beacon Roofing Supply, Inc.* (Trading Companies & Distributors)	545	17,287
Bed Bath & Beyond, Inc. (Specialty Retail)	1,108	12,543
Best Buy Co., Inc. (Specialty Retail)	1,877	99,406
Big Lots, Inc. (Multiline Retail)	322	9,312
Bloomin’ Brands, Inc. (Hotels, Restaurants & Leisure)	735	13,149
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	370	637,295
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	648	13,465
Bright Horizons Family Solutions, Inc.* (Diversified Consumer Services)	470	52,382
Brinker International, Inc. (Hotels, Restaurants & Leisure)	311	13,678
Burlington Stores, Inc.* (Specialty Retail)	539	87,679
Cable One, Inc. (Media)	41	33,624
Caesars Entertainment Corp.* (Hotels, Restaurants & Leisure)	4,672	31,723
Cardinal Health, Inc. (Health Care Providers & Services)	2,390	106,594
CarMax, Inc.* (Specialty Retail)	1,399	87,759
Carnival Corp.—Class A (Hotels, Restaurants & Leisure)	3,211	158,302
Casey’s General Stores, Inc. (Food & Staples Retailing)	295	37,801
CBS Corp.—Class B (Media)	2,699	118,000
Charter Communications, Inc.*—Class A (Media)	1,412	402,378
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	196	84,631
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)	275	19,685
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	98	23,906
Cinemark Holdings, Inc. (Entertainment)	852	30,502
Comcast Corp.—Class A (Media)	35,125	1,196,005
Copart, Inc.* (Commercial Services & Supplies)	1,650	78,837
Costco Wholesale Corp. (Food & Staples Retailing)	3,512	715,430
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	192	30,693
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	994	99,261
Delta Air Lines, Inc. (Airlines)	5,001	249,549
Dick’s Sporting Goods, Inc. (Specialty Retail)	591	18,439
Dillard’s, Inc.—Class A (Multiline Retail)	147	8,866
Discovery Communications, Inc.*—Class A (Media)	1,257	31,098
Discovery Communications, Inc.*—Class C (Media)	2,887	66,632
Dish Network Corp.*—Class A (Media)	1,837	45,870
Dollar General Corp. (Multiline Retail)	2,108	227,832
Dollar Tree, Inc.* (Multiline Retail)	1,908	172,331
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	332	82,333
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)	663	42,512
Expedia, Inc. (Internet & Direct Marketing Retail)	948	106,792
Extended Stay America, Inc. (Hotels, Restaurants & Leisure)	1,510	23,405
Five Below, Inc.* (Specialty Retail)	448	45,839
Floor & Decor Holdings, Inc.* (Specialty Retail)	461	11,940
Foot Locker, Inc. (Specialty Retail)	923	49,104
frontdoor, Inc.*—Class A (Diversified Consumer Services)	541	14,396
GCI Liberty, Inc.* (Media)	787	32,393
Graham Holdings Co.—Class B (Diversified Consumer Services)	35	22,420
Grand Canyon Education, Inc.* (Diversified Consumer Services)	385	37,014
Groupon, Inc.* (Internet & Direct Marketing Retail)	3,293	10,538
H & R Block, Inc. (Diversified Consumer Services)	1,647	41,784
Hilton Grand Vacations, Inc.* (Hotels, Restaurants & Leisure)	776	20,479
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	2,379	170,812
Hyatt Hotels Corp.—Class A (Hotels, Restaurants & Leisure)	341	23,052
IHS Markit, Ltd.* (Professional Services)	2,874	137,866
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	206	15,992
JetBlue Airways Corp.* (Airlines)	2,442	39,219
John Wiley & Sons, Inc.—Class A (Media)	362	17,003
KAR Auction Services, Inc. (Commercial Services & Supplies)	1,080	51,538
Kohl’s Corp. (Multiline Retail)	1,325	87,901
L Brands, Inc. (Specialty Retail)	1,830	46,976
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	2,953	153,704
Liberty Broadband Corp.*—Class A (Media)	211	15,152
Liberty Broadband Corp.*—Class C (Media)	1,223	88,093
Liberty Expedia Holdings*—Class A (Internet & Direct Marketing Retail)	437	17,091
Liberty Global PLC*—Class A (Media)	1,638	34,955
Liberty Global PLC*—Class C (Media)	4,773	98,515
Liberty Latin America, Ltd.*—Class A (Media)	345	4,996
Liberty Latin America, Ltd.*—Class C (Media)	961	14,002
Liberty Media Group*—Class A (Entertainment)	206	6,122
Liberty Media Group*—Class C (Entertainment)	1,625	49,888

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Consumer Services :: 55

Common Stocks, continued

	Shares	Value
Liberty SiriusXM Group*—Class A (Media)	668	$24,582
Liberty SiriusXM Group*—Class C (Media)	1,276	47,186
Lions Gate Entertainment Corp.—Class A (Entertainment)	441	7,100
Lions Gate Entertainment Corp.—Class B (Entertainment)	849	12,633
Lithia Motors, Inc.—Class A (Specialty Retail)	180	13,739
Live Nation Entertainment, Inc.* (Entertainment)	1,110	54,668
LiveRamp Holdings, Inc.* (IT Services)	533	20,590
LKQ Corp.* (Distributors)	2,552	60,559
Lowe’s Cos., Inc. (Specialty Retail)	6,436	594,429
Macy’s, Inc. (Multiline Retail)	2,464	73,378
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	2,270	246,417
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	326	22,986
McDonald’s Corp. (Hotels, Restaurants & Leisure)	6,182	1,097,737
Meredith Corp. (Media)	318	16,517
MGM Resorts International (Hotels, Restaurants & Leisure)	4,016	97,428
Murphy USA, Inc.* (Specialty Retail)	241	18,470
National Vision Holdings, Inc.* (Specialty Retail)	509	14,339
Netflix, Inc.* (Entertainment)	3,495	935,472
News Corp.—Class A (Media)	3,087	35,037
News Corp.—Class B (Media)	991	11,446
Nexstar Broadcasting Group, Inc.—Class A (Media)	365	28,704
Nordstrom, Inc. (Multiline Retail)	914	42,602
Norwegian Cruise Line Holdings, Ltd.* (Hotels, Restaurants & Leisure)	1,765	74,818
Ollie’s Bargain Outlet Holdings, Inc.* (Multiline Retail)	413	27,469
Omnicom Group, Inc. (Media)	1,795	131,466
O’Reilly Automotive, Inc.* (Specialty Retail)	642	221,060
Penske Automotive Group, Inc. (Specialty Retail)	294	11,854
Planet Fitness, Inc.* (Hotels, Restaurants & Leisure)	708	37,963
Qurate Retail, Inc.*—Class A (Internet & Direct Marketing Retail)	3,368	65,743
Rite Aid Corp.* (Food & Staples Retailing)	8,549	6,055
Rollins, Inc. (Commercial Services & Supplies)	1,179	42,562
Ross Stores, Inc. (Specialty Retail)	2,994	249,101
Royal Caribbean Cruises, Ltd. (Hotels, Restaurants & Leisure)	1,372	134,168
Sally Beauty Holdings, Inc.* (Specialty Retail)	962	16,402
Scientific Games Corp.*—Class A (Hotels, Restaurants & Leisure)	442	7,903
Service Corp. International (Diversified Consumer Services)	1,450	58,378
ServiceMaster Global Holdings, Inc.* (Diversified Consumer Services)	1,088	39,973
Shutterfly, Inc.* (Internet & Direct Marketing Retail)	271	10,910
Signet Jewelers, Ltd. (Specialty Retail)	416	13,216
Sinclair Broadcast Group, Inc.—Class A (Media)	575	15,146
Sirius XM Holdings, Inc. (Media)	10,327	58,967
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	574	31,932
Sotheby’s*—Class A (Diversified Consumer Services)	280	11,127
Southwest Airlines Co. (Airlines)	4,058	188,616
Spirit Airlines, Inc.* (Airlines)	546	31,624
Sprouts Farmers Market, Inc.* (Food & Staples Retailing)	1,022	24,027
Starbucks Corp. (Hotels, Restaurants & Leisure)	9,947	640,586
Sysco Corp. (Food & Staples Retailing)	3,835	240,301
Target Corp. (Multiline Retail)	4,183	276,453
TEGNA, Inc. (Media)	1,727	18,772
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	532	31,760
The Cheesecake Factory, Inc. (Hotels, Restaurants & Leisure)	333	14,489
The Dun & Bradstreet Corp. (Professional Services)	299	42,679
The Gap, Inc. (Specialty Retail)	1,713	44,127
The Home Depot, Inc. (Specialty Retail)	6,668	1,145,696
The Interpublic Group of Cos., Inc. (Media)	3,080	63,540
The Kroger Co. (Food & Staples Retailing)	6,399	175,973
The Madison Square Garden Co.*—Class A (Entertainment)	137	36,675
The Michaels Cos., Inc.* (Specialty Retail)	722	9,776
The New York Times Co.—Class A (Media)	1,133	25,255
The TJX Cos., Inc. (Specialty Retail)	9,922	443,910
The Walt Disney Co. (Entertainment)	11,063	1,213,057
The Wendy’s Co. (Hotels, Restaurants & Leisure)	1,500	23,415
Tiffany & Co. (Specialty Retail)	870	70,044
Tractor Supply Co. (Specialty Retail)	977	81,521
Tribune Media Co.—Class A (Media)	647	29,361
TripAdvisor, Inc.* (Interactive Media & Services)	820	44,231
Twenty-First Century Fox, Inc.—Class A (Entertainment)	8,475	407,817
Twenty-First Century Fox, Inc.—Class B (Entertainment)	3,903	186,485
Ulta Salon, Cosmetics & Fragrance, Inc.* (Specialty Retail)	452	110,668
United Continental Holdings, Inc.* (Airlines)	1,834	153,561
Urban Outfitters, Inc.* (Specialty Retail)	604	20,053
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	322	67,884
Viacom, Inc.—Class A (Entertainment)	73	2,030
Viacom, Inc.—Class B (Entertainment)	2,835	72,860
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	6,444	440,319
Wal-Mart Stores, Inc. (Food & Staples Retailing)	11,414	1,063,214
Wayfair, Inc.*—Class A (Internet & Direct Marketing Retail)	497	44,770
Weight Watchers International, Inc.* (Diversified Consumer Services)	313	12,066
Williams-Sonoma, Inc. (Specialty Retail)	643	32,439
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)	780	27,955
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	794	36,024
Wynn Resorts, Ltd. (Hotels, Restaurants & Leisure)	784	77,545
Yelp, Inc.* (Interactive Media & Services)	612	21,414
YUM! Brands, Inc. (Hotels, Restaurants & Leisure)	2,503	230,076
TOTAL COMMON STOCKS (Cost $9,261,479)		24,999,525

See accompanying notes to financial statements.

56 :: ProFund VP Consumer Services :: Financial Statements

Repurchase Agreements(a) (1.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $406,061	$406,000	$406,000
TOTAL REPURCHASE AGREEMENTS (Cost $406,000)		406,000
TOTAL INVESTMENT SECURITIES (Cost $9,667,479)—100.7%		25,405,525
Net other assets (liabilities)—(0.7)%		(183,949)
NET ASSETS—100.0%		$25,221,576

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Consumer Services Index	Goldman Sachs International	1/23/19	2.92%	$350,345	$24,720

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

ProFund VP Consumer Services invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Airlines	$838,532	3.3%
Commercial Services & Supplies	172,937	0.7%
Distributors	60,559	0.2%
Diversified Consumer Services	311,875	1.2%
Entertainment	3,015,309	11.9%
Food & Staples Retailing	2,703,120	10.7%
Health Care Providers & Services	200,115	0.8%
Hotels, Restaurants & Leisure	3,979,229	15.8%
Interactive Media & Services	65,645	0.3%
Internet & Direct Marketing Retail	5,837,624	23.1%
IT Services	20,590	0.1%
Media	2,740,394	10.9%
Multiline Retail	926,144	3.7%
Professional Services	180,545	0.7%
Road & Rail	32,100	0.1%
Specialty Retail	3,897,520	15.5%
Trading Companies & Distributors	17,287	0.1%
Other**	222,051	0.9%
Total	$25,221,576	100.0%

**  Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Consumer Services :: 57

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$9,667,479
Securities, at value	24,999,525
Repurchase agreements, at value	406,000
Total Investment Securities, at value	25,405,525
Cash	838
Dividends and interest receivable	33,377
Unrealized appreciation on swap agreements	24,720
Receivable for capital shares issued	118,610
Prepaid expenses	132
TOTAL ASSETS	25,583,202
LIABILITIES:
Payable for capital shares redeemed	289,863
Advisory fees payable	17,726
Management services fees payable	2,364
Administration fees payable	2,000
Administrative services fees payable	14,132
Distribution fees payable	14,334
Trustee fees payable	6
Transfer agency fees payable	1,552
Fund accounting fees payable	1,285
Compliance services fees payable	173
Other accrued expenses	18,191
TOTAL LIABILITIES	361,626
NET ASSETS	$25,221,576
NET ASSETS CONSIST OF:
Capital	$9,402,367
Total distributable earnings (loss)	15,819,209
NET ASSETS	$25,221,576
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	362,658
Net Asset Value (offering and redemption price per share)	$69.55

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$383,034
Interest	1,779
Foreign tax withholding	(60)
TOTAL INVESTMENT INCOME	384,753
EXPENSES:
Advisory fees	226,434
Management services fees	30,191
Administration fees	16,792
Transfer agency fees	16,872
Administrative services fees	81,732
Distribution fees	75,478
Custody fees	5,536
Fund accounting fees	13,655
Trustee fees	886
Compliance services fees	359
Other fees	19,257
Recoupment of prior expenses reduced by the Advisor	35,995
Total Gross Expenses before reductions	523,187
Expenses reimbursed by third parties	(24,461)
TOTAL NET EXPENSES	498,726
NET INVESTMENT INCOME (LOSS)	(113,973)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,159,818
Net realized gains (losses) on swap agreements	(44,679)
Change in net unrealized appreciation/depreciation on investment securities	(1,269,712)
Change in net unrealized appreciation/depreciation on swap agreements	24,720
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(129,853)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(243,826)

See accompanying notes to financial statements.

58 :: ProFund VP Consumer Services :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(113,973)	$(44,490)
Net realized gains (losses) on investments	1,115,139	1,940,825
Change in net unrealized appreciation/depreciation on investments	(1,244,992)	2,056,687
Change in net assets resulting from operations	(243,826)	3,953,022
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(1,368,209)	—
Change in net assets resulting from distributions	(1,368,209)	—
CAPITAL TRANSACTIONS:
Proceeds from shares issued	32,417,545	28,209,912
Distributions reinvested	1,368,209	—
Value of shares redeemed	(39,714,392)	(26,816,508)
Change in net assets resulting from capital transactions	(5,928,638)	1,393,404
Change in net assets	(7,540,673)	5,346,426
NET ASSETS:
Beginning of period	32,762,249	27,415,823
End of period	$25,221,576	$32,762,249
SHARE TRANSACTIONS:
Issued	421,930	411,523
Reinvested	17,916	—
Redeemed	(526,695)	(407,250)
Change in shares	(86,849)	4,273

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Consumer Services :: 59

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$72.88		$61.58	$59.70	$64.15	$57.10

Investment Activities:
Net investment income (loss)(a)	(0.29)		(0.12)	(0.12)	(0.12)	(0.20)
Net realized and unrealized gains (losses) on investments	1.12	(b)	11.42	2.61	3.04	7.31
Total income (loss) from investment activities	0.83		11.30	2.49	2.92	7.11

Distributions to Shareholders From:
Net realized gains on investments	(4.16)		—	(0.61)	(7.37)	(0.06)

Net Asset Value, End of Period	$69.55		$72.88	$61.58	$59.70	$64.15

Total Return	0.62	%(c)	18.37%	4.18%	4.69%	12.46%

Ratios to Average Net Assets:
Gross expenses	1.73%		1.72%	1.73%	1.73%	1.75%
Net expenses	1.65	%(c)	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.38	)%(c)	(0.18)%	(0.20)%	(0.20)%	(0.34)%

Supplemental Data:
Net assets, end of period (000’s)	$25,222		$32,762	$27,416	$34,472	$35,043
Portfolio turnover rate(d)	82%		81%	66%	103%	93%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)          During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.67% and (0.40)%, respectively, and the total return would have been 0.60%.

(d)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

60 :: ProFund VP Dow 30 :: Management Discussion of Fund Performance

ProFund VP Dow 30 seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Industrial Average (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -6.03%. For the same period, the Index had a total return of -3.48%(1) and a volatility of 18.00%. For the year, the Fund achieved an average daily statistical correlation of 0.99 to the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index is a price-weighted index. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors, and accurately represents the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment, and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire Index is reviewed.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Dow 30 from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Dow 30	-6.03%	6.25%	9.39%
Dow Jones Industrial Average	-3.48%	9.70%	13.16%

Expense Ratios**

Fund	Gross	Net
ProFund VP Dow 30	1.44%	1.44%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Dow 30 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Dow Jones Industrial Average — Composition

% of Index
Industrials	22%
Information Technology	17%
Health Care	14%
Financials	14%
Consumer Discretionary	12%
Consumer Staples	9%
Energy	5%
Communication Services	5%
Materials	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Dow 30 :: 61

Schedule of Portfolio Investments :: December 31, 2018

Repurchase Agreements(a)(b) (82.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $253,038	$253,000	$253,000
TOTAL REPURCHASE AGREEMENTS (Cost $253,000)		253,000
TOTAL INVESTMENT SECURITIES (Cost $253,000)—82.3%		253,000
Net other assets (liabilities)—17.7%		54,344
NET ASSETS—100.0%		$307,344

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $237,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones Industrial Average	Goldman Sachs International	1/28/19	2.92%	$40,350	$313
Dow Jones Industrial Average	UBS AG	1/28/19	2.92%	266,201	1,650
				$306,551	$1,963

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

62 :: ProFund VP Dow 30 :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$253,000
Repurchase agreements, at value	253,000
Total Investment Securities, at value	253,000
Cash	309
Interest receivable	19
Unrealized appreciation on swap agreements	1,963
Receivable for capital shares issued	52,994
Prepaid expenses	2
TOTAL ASSETS	308,287
LIABILITIES:
Advisory fees payable	206
Management services fees payable	28
Administration fees payable	23
Administrative services fees payable	85
Distribution fees payable	163
Transfer agency fees payable	18
Fund accounting fees payable	14
Compliance services fees payable	2
Other accrued expenses	404
TOTAL LIABILITIES	943
NET ASSETS	$307,344
NET ASSETS CONSIST OF:
Capital	$1,943,595
Total distributable earnings (loss)	(1,636,251)
NET ASSETS	$307,344
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	13,325
Net Asset Value (offering and redemption price per share)	$23.07

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Interest	$8,473
EXPENSES:
Advisory fees	3,836
Management services fees	512
Administration fees	258
Transfer agency fees	281
Administrative services fees	387
Distribution fees	1,279
Custody fees	75
Fund accounting fees	210
Trustee fees	18
Compliance services fees	6
Other fees	774
TOTAL NET EXPENSES	7,636
NET INVESTMENT INCOME (LOSS)	837
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(2,042)
Change in net unrealized appreciation/depreciation on swap agreements	3,030
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	988
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,825

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Dow 30 :: 63

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$837	$(7,438)
Net realized gains (losses) on investments	(2,042)	201,917
Change in net unrealized appreciation/depreciation on investments	3,030	15,286
Change in net assets resulting from operations	1,825	209,765
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(175,647)	(104,535)
Change in net assets resulting from distributions	(175,647)	(104,535)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	27,640,259	112,010,446
Distributions reinvested	175,647	104,535
Value of shares redeemed	(27,683,754)	(112,201,310)
Change in net assets resulting from capital transactions	132,152	(86,329)
Change in net assets	(41,670)	18,901
NET ASSETS:
Beginning of period	349,014	330,113
End of period	$307,344	$349,014
SHARE TRANSACTIONS:
Issued	888,980	3,097,533
Reinvested	6,835	3,579
Redeemed	(893,432)	(3,099,241)
Change in shares	2,383	1,871

See accompanying notes to financial statements.

64 :: ProFund VP Dow 30 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$31.90		$36.39	$32.23	$33.94	$37.19

Investment Activities:
Net investment income (loss)(a)	0.05		(0.24)	(0.38)	(0.51)	(0.58)
Net realized and unrealized gains (losses) on investments	(1.18	)(b)	7.74	4.54	(0.54)	2.62
Total income (loss) from investment activities	(1.13)		7.50	4.16	(1.05)	2.04

Distributions to Shareholders From:
Net realized gains on investments	(7.70)		(11.99)	—	(0.66)	(5.29)

Net Asset Value, End of Period	$23.07		$31.90	$36.39	$32.23	$33.94

Total Return	(6.03)%		23.63%	12.91%	(2.97)%	6.38%

Ratios to Average Net Assets:
Gross expenses	1.49%		1.44%	1.44%	1.58%	1.68%
Net expenses	1.49%		1.44%	1.44%	1.58%	1.68%
Net investment income (loss)	0.16%		(0.68)%	(1.15)%	(1.54)%	(1.66)%

Supplemental Data:
Net assets, end of period (000’s)	$307		$349	$330	$2,616	$2,820
Portfolio turnover rate(c)	—		—	—	—	—

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         The amount shown for a share outstanding throughout the period does not accord with the changes in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)          Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Emerging Markets :: 65

ProFund VP Emerging Markets seeks investment results, before fees and expenses, that correspond to the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -15.27%. For the same period, the Index had a total return of -13.86%(1) and a volatility of 20.70%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to that of the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index is a free-float adjusted, market capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on Nasdaq. As of December 31, 2018, the Index consists of companies from the following emerging market countries: Argentina, Brazil, Chile, China, Colombia, India, Indonesia, Mexico, Peru, Russia, South Africa, South Korea and Taiwan. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

* The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Emerging Markets from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Emerging Markets	-15.27%	0.01%	3.62%
BNY Mellon Emerging Markets 50 ADR Index	-13.86%	1.57%	5.34%

Expense Ratios**

Fund	Gross	Net
ProFund VP Emerging Markets	1.70%	1.68%

** Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	87%
Swap Agreements	12%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Alibaba Group Holding, Ltd.	14.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	11.1%
HDFC Bank, Ltd.	5.6%
China Mobile, Ltd.	4.3%
Petroleo Brasileiro S.A.	3.6%

BNY Mellon Emerging Markets 50 ADR Index — Composition

Industry Breakdown	% of Index
Financials	21%
Consumer Discretionary	20%
Communication Services	18%
Information Technology	17%
Energy	10%
Materials	9%
Consumer Staples	3%
Utilities	1%
Industrials	1%

Country Composition
China	40%
Brazil	18%
Taiwan	14%
India	12%
Other	16%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

66 :: ProFund VP Emerging Markets :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (85.2%)

	Shares	Value
58.com, Inc.*ADR (Interactive Media & Services)	1,228	$66,570
Alibaba Group Holding, Ltd.*ADR (Internet & Direct Marketing Retail)	17,738	2,431,348
Ambev S.A.ADR (Beverages)	60,248	236,172
America Movil S.A.B. de C.V.ADR (Wireless Telecommunication Services)	15,973	227,615
AngloGold Ashanti, Ltd.ADR (Metals & Mining)	5,645	70,845
ASE Technology Holding Co., Ltd.ADR (Semiconductors & Semiconductor Equipment)	20,694	77,603
Autohome, Inc.ADR (Interactive Media & Services)	755	59,064
Baidu, Inc.*ADR (Interactive Media & Services)	3,806	603,631
Banco Bradesco S.A.ADR (Banks)	45,984	454,782
Banco Santander ChileADR (Banks)	2,128	63,627
Bancolombia S.A.ADR (Banks)	1,547	58,941
Beigene, Ltd.*ADR (Biotechnology)	528	74,057
Cemex S.A.B. de C.V.*ADR (Construction Materials)	20,717	99,856
China Life Insurance Co., Ltd.ADR (Insurance)	20,368	213,660
China Mobile, Ltd.ADR (Wireless Telecommunication Services)	15,132	726,336
China Petroleum & Chemical Corp.ADR (Oil, Gas & Consumable Fuels)	3,492	246,535
China Telecom Corp., Ltd.ADR (Diversified Telecommunication Services)	1,899	96,336
China Unicom Hong Kong, Ltd.ADR (Diversified Telecommunication Services)	7,957	84,822
Chunghwa Telecom Co., Ltd.ADR (Diversified Telecommunication Services)	5,202	186,180
CNOOC, Ltd.ADR (Oil, Gas & Consumable Fuels)	2,200	335,391
Ctrip.com International, Ltd.*ADR (Internet & Direct Marketing Retail)	5,223	141,334
Ecopetrol S.A.ADR (Oil, Gas & Consumable Fuels)	3,376	53,611
Enersis S.A.ADR (Electric Utilities)	7,548	67,328
Fomento Economico Mexicano S.A.B. de C.V.ADR (Beverages)	2,544	218,911
Grupo Televisa S.A.ADR (Media)	5,988	75,329
HDFC Bank, Ltd.ADR (Banks)	9,173	950,231
ICICI Bank, Ltd.ADR (Banks)	21,508	221,317
Infosys Technologies, Ltd.ADR (IT Services)	52,012	495,155
Itau Unibanco Holding S.A.ADR (Banks)	66,320	606,166
JD.com, Inc.*ADR (Internet & Direct Marketing Retail)	11,205	234,521
KB Financial Group, Inc.*ADR (Banks)	5,436	228,203
Korea Electric Power Corp.*ADR (Electric Utilities)	7,029	103,678
Netease.com, Inc.ADR (Entertainment)	1,007	237,018
PetroChina Co., Ltd.ADR (Oil, Gas & Consumable Fuels)	2,888	177,756
Petroleo Brasileiro S.A.ADR (Oil, Gas & Consumable Fuels)	20,371	265,026
POSCOADR (Metals & Mining)	4,391	241,242
PT Telekomunikasi Indonesia TbkADR (Diversified Telecommunication Services)	6,643	174,113
Sasol, Ltd.ADR (Chemicals)	7,761	227,319
Shinhan Financial Group Co., Ltd.*ADR (Banks)	6,490	230,330
SK Telecom Co., Ltd.ADR (Wireless Telecommunication Services)	4,873	130,596
Suzano Papel e Celulose S.A.ADR (Paper & Forest Products)	3,330	65,934
Taiwan Semiconductor Manufacturing Co., Ltd.ADR (Semiconductors & Semiconductor Equipment)	51,103	1,886,211
TAL Education Group*ADR (Diversified Consumer Services)	4,867	129,852
Telefonica Brasil S.A.ADR (Diversified Telecommunication Services)	5,668	67,619
Ultrapar Participacoes S.A.ADR (Oil, Gas & Consumable Fuels)	5,940	80,428
Vale S.A.ADR (Metals & Mining)	42,671	562,830
Wipro, Ltd.ADR (IT Services)	14,856	76,211
Woori Bank*ADR (Banks)	2,344	98,729
ZTO Express Cayman, Inc.ADR (Air Freight & Logistics)	5,080	80,416
TOTAL COMMON STOCKS (Cost $10,004,621)		14,540,785

Preferred Stock (2.0%)

Petroleo Brasileiro S.A.ADR (Oil, Gas & Consumable Fuels)	29,901	346,553
TOTAL PREFERRED STOCK (Cost $140,051)		346,553

Repurchase Agreements(a)(b) (11.9%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $2,030,305	$2,030,000	$2,030,000
TOTAL REPURCHASE AGREEMENTS (Cost $2,030,000)		2,030,000
TOTAL INVESTMENT SECURITIES (Cost $12,174,672)—99.1%		16,917,338
Net other assets (liabilities)—0.9%		147,921
NET ASSETS—100.0%		$17,065,259

*                 Non-income producing security.

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $475,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ADR    American Depositary Receipt

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Emerging Markets :: 67

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
BNY Mellon Emerging Markets 50 ADR Index	Goldman Sachs International	1/28/19	2.87%	$212,852	$228
BNY Mellon Emerging Markets 50 ADR Index	UBS AG	1/28/19	2.92%	1,912,399	2,047
				$2,125,251	$2,275

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

ProFund VP Emerging Markets invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Air Freight & Logistics	$80,416	0.5%
Banks	2,912,326	17.2%
Beverages	455,083	2.7%
Biotechnology	74,057	0.4%
Chemicals	227,319	1.3%
Construction Materials	99,856	0.6%
Diversified Consumer Services	129,852	0.8%
Diversified Telecommunication Services	609,070	3.6%
Electric Utilities	171,006	1.0%
Entertainment	237,018	1.4%
Insurance	213,660	1.3%
Interactive Media & Services	729,265	4.3%
Internet & Direct Marketing Retail	2,807,203	16.3%
IT Services	571,366	3.3%
Media	75,329	0.4%
Metals & Mining	874,917	5.1%
Oil, Gas & Consumable Fuels	1,505,300	8.7%
Paper & Forest Products	65,934	0.4%
Semiconductors & Semiconductor Equipment	1,963,814	11.5%
Wireless Telecommunication Services	1,084,547	6.4%
Other**	2,177,921	12.8%
Total	$17,065,259	100.0%

ProFund VP Emerging Markets invested in securities with exposure to the following countries as of December 31, 2018:

	Value	% of Net Assets
Brazil	$2,685,510	15.7%
Chile	130,955	0.8%
China	5,212,311	30.4%
Colombia	112,552	0.7%
Hong Kong	726,336	4.3%
India	1,742,914	10.2%
Indonesia	174,113	1.0%
Mexico	621,711	3.6%
South Africa	298,164	1.8%
South Korea	1,032,778	6.1%
Taiwan	2,149,994	12.6%
Other**	2,177,921	12.8%
Total	$17,065,259	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

68 :: ProFund VP Emerging Markets :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$12,174,672
Securities, at value	14,887,338
Repurchase agreements, at value	2,030,000
Total Investment Securities, at value	16,917,338
Cash	540
Dividends and interest receivable	46,917
Unrealized appreciation on swap agreements	2,275
Receivable for capital shares issued	166,464
Receivable for tax reclaims	558
Prepaid expenses	134
TOTAL ASSETS	17,134,226
LIABILITIES:
Payable for capital shares redeemed	17,607
Advisory fees payable	11,050
Management services fees payable	1,473
Administration fees payable	1,248
Administrative services fees payable	10,372
Distribution fees payable	10,883
Transfer agency fees payable	969
Fund accounting fees payable	788
Compliance services fees payable	102
Other accrued expenses	14,475
TOTAL LIABILITIES	68,967
NET ASSETS	$17,065,259
NET ASSETS CONSIST OF:
Capital	$19,795,836
Total distributable earnings (loss)	(2,730,577)
NET ASSETS	$17,065,259
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	725,000
Net Asset Value (offering and redemption price per share)	$23.54

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$524,854
Interest	36,903
Foreign tax withholding	(60,859)
TOTAL INVESTMENT INCOME	500,898
EXPENSES:
Advisory fees	185,671
Management services fees	24,756
Administration fees	12,325
Transfer agency fees	13,534
Administrative services fees	58,043
Distribution fees	61,890
Custody fees	21,122
Fund accounting fees	10,427
Trustee fees	771
Compliance services fees	262
Other fees	16,245
Recoupment of prior expenses reduced by the Advisor	25,042
Total Gross Expenses before reductions	430,088
Expenses reimbursed by third parties	(14,135)
TOTAL NET EXPENSES	415,953
NET INVESTMENT INCOME (LOSS)	84,945
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,378,176
Net realized gains (losses) on swap agreements	(461,766)
Change in net unrealized appreciation/depreciation on investment securities	(4,173,248)
Change in net unrealized appreciation/depreciation on swap agreements	(7,200)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(3,264,038)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,179,093)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Emerging Markets :: 69

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$84,945	$60,833
Net realized gains (losses) on investments	916,410	794,697
Change in net unrealized appreciation/depreciation on investments	(4,180,448)	5,835,031
Change in net assets resulting from operations	(3,179,093)	6,690,561
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(60,833)	(17,623)
Change in net assets resulting from distributions	(60,833)	(17,623)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	31,900,228	56,308,315
Distributions reinvested	60,833	17,623
Value of shares redeemed	(46,105,735)	(43,454,567)
Change in net assets resulting from capital transactions	(14,144,674)	12,871,371
Change in net assets	(17,384,600)	19,544,309
NET ASSETS:
Beginning of period	34,449,859	14,905,550
End of period	$17,065,259	$34,449,859
SHARE TRANSACTIONS:
Issued	1,151,953	2,242,940
Reinvested	2,242	635
Redeemed	(1,666,239)	(1,719,242)
Change in shares	(512,044)	524,333

See accompanying notes to financial statements.

70 :: ProFund VP Emerging Markets :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$27.85	$20.91	$18.86	$23.02	$23.88

Investment Activities:
Net investment income (loss)(a)	0.09	0.06	0.02	0.08	0.17
Net realized and unrealized gains (losses) on investments	(4.33)	6.89	2.06	(4.03)	(0.98)
Total income (loss) from investment activities	(4.24)	6.95	2.08	(3.95)	(0.81)

Distributions to Shareholders From:
Net investment income	(0.07)	(0.01)	(0.03)	(0.21)	(0.05)

Net Asset Value, End of Period	$23.54	$27.85	$20.91	$18.86	$23.02

Total Return	(15.27)%	33.26%	11.01%	(17.36)%	(3.42)%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.70%	1.72%	1.83%	1.79%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.34%	0.21%	0.10%	0.36%	0.70%

Supplemental Data:
Net assets, end of period (000’s)	$17,065	$34,450	$14,906	$9,079	$12,665
Portfolio turnover rate(b)	21%	54%	118%	182%	176%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Europe 30 :: 71

ProFund VP Europe 30 seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index® (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -14.13%. For the same period, the Index had a price return of -15.87%(1) and a volatility of 16.07%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on Nasdaq as depositary receipts or ordinary shares and meet certain liquidity requirements. The component companies included in the Index are the 30 most liquid companies based upon their U.S. dollar-traded volume. Their relative weights are determined using a modified market capitalization method. The Index is reconstituted annually. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

Value of a $10,000 Investment at Net Asset Value*

* The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Europe 30 from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Europe 30	-14.13%	-2.03%	4.70%
ProFunds Europe 30 Index®	-15.87%	-4.01%	2.74%
STOXX Europe 50 Index	-14.52%	-1.56%	4.32%

Expense Ratios**

Fund	Gross	Net
ProFund VP Europe 30	1.74%	1.68%

** Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Royal Dutch Shell PLC	7.2%
HSBC Holdings PLC	5.3%
Unilever N.V.	5.2%
TOTAL S.A.	4.5%
BP PLC	4.5%

ProFunds Europe 30 Index® — Composition

Industry Breakdown	% of Index
Health Care	23%
Energy	21%
Consumer Staples	16%
Financials	14%
Information Technology	13%
Materials	6%
Communication Services	3%
Utilities	2%
Industrials	2%

Country Composition
United Kingdom	42%
Netherlands	16%
France	8%
Spain	5%
Other	29%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities in the Index nor the impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The STOXX Europe 50 Index is a capitalization-weighted index of 50 European blue-chip stocks. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

72 :: ProFund VP Europe 30 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (100.1%)

	Shares	Value
Amarin Corp. PLC*ADR (Biotechnology)	25,750	$350,458
Anheuser-Busch InBev N.V.ADR (Beverages)	12,305	809,792
ArcelorMittalNYS—Class A (Metals & Mining)	19,142	395,665
ASML Holding N.V.NYS (Semiconductors & Semiconductor Equipment)	3,874	602,872
AstraZeneca PLCADR (Pharmaceuticals)	18,458	701,035
Banco Santander S.A.ADR (Banks)	134,447	602,323
Barclays PLCADR (Banks)	59,020	445,011
BP PLCADR (Oil, Gas & Consumable Fuels)	21,876	829,538
British American Tobacco PLCADR (Tobacco)	18,686	595,336
Diageo PLCADR (Beverages)	4,558	646,324
Equinor ASAADR (Oil, Gas & Consumable Fuels)	28,712	607,833
EricssonADR (Communications Equipment)	50,589	448,724
GlaxoSmithKline PLCADR (Pharmaceuticals)	18,002	687,856
Grifols SAADR (Biotechnology)	20,965	384,917
GW Pharmaceuticals PLC*ADR (Pharmaceuticals)	3,190	310,674
HSBC Holdings PLCADR (Banks)	23,471	964,893
ING Groep N.V.ADR (Banks)	44,892	478,549
Koninklijke Philips N.V.NYS (Health Care Equipment & Supplies)	12,761	448,039
National Grid PLCADR (Multi-Utilities)	9,115	437,338
Nokia Corp.ADR (Communications Equipment)	77,706	452,249
NOVO Nordisk A/SADR (Pharmaceuticals)	14,356	661,381
Rio Tinto PLCADR (Metals & Mining)	13,217	640,760
Royal Dutch Shell PLCADR—Class A (Oil, Gas & Consumable Fuels)	22,560	1,314,571
Ryanair Holdings PLC*ADR (Airlines)	5,469	390,158
S.A.P. SEADR (Software)	8,204	816,708
SanofiADR (Pharmaceuticals)	15,268	662,784
Tenaris S.A.ADR (Energy Equipment & Services)	17,319	369,241
TOTAL S.A.ADR (Oil, Gas & Consumable Fuels)	15,954	832,480
Unilever N.V.NYS (Personal Products)	17,547	944,029
Vodafone Group PLCADR (Wireless Telecommunication Services)	26,662	514,043
TOTAL COMMON STOCKS (Cost $13,517,131)		18,345,581
TOTAL INVESTMENT SECURITIES (Cost $13,517,131)—100.1%		18,345,581
Net other assets (liabilities)—(0.1)%		(14,125)
NET ASSETS—100.0%		$18,331,456

*                 Non-income producing security.

ADR    American Depositary Receipt

NYS     New York Shares

ProFund VP Europe 30 invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Airlines	$390,158	2.1%
Banks	2,490,776	13.6%
Beverages	1,456,116	7.9%
Biotechnology	735,375	4.0%
Communications Equipment	900,973	4.9%
Energy Equipment & Services	369,241	2.0%
Health Care Equipment & Supplies	448,039	2.4%
Metals & Mining	1,036,425	5.7%
Multi-Utilities	437,338	2.4%
Oil, Gas & Consumable Fuels	3,584,422	19.6%
Personal Products	944,029	5.1%
Pharmaceuticals	3,023,730	16.6%
Semiconductors & Semiconductor Equipment	602,872	3.3%
Software	816,708	4.5%
Tobacco	595,336	3.2%
Wireless Telecommunication Services	514,043	2.8%
Other**	(14,125)	(0.1)%
Total	$18,331,456	100.0%

ProFund VP Europe 30 invested in securities with exposure to the following countries as of December 31, 2018:

	Value	% of Net Assets
Belgium	$809,792	4.4%
Denmark	661,381	3.6%
Finland	452,249	2.5%
France	1,495,264	8.2%
Germany	816,708	4.5%
Ireland	740,616	4.0%
Luxembourg	764,906	4.2%
Netherlands	2,844,031	15.5%
Norway	607,833	3.3%
Spain	987,240	5.4%
Sweden	448,724	2.5%
United Kingdom	7,716,837	42.0%
Other**	(14,125)	(0.1)%
Total	$18,331,456	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Europe 30 :: 73

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$13,517,131
Securities, at value	18,345,581
Total Investment Securities, at value	18,345,581
Dividends receivable	66,853
Receivable for capital shares issued	86,417
Receivable for tax reclaims	11,040
Prepaid expenses	109
TOTAL ASSETS	18,510,000
LIABILITIES:
Payable for capital shares redeemed	15,636
Cash overdraft	112,863
Advisory fees payable	13,259
Management services fees payable	1,768
Administration fees payable	1,349
Administrative services fees payable	7,375
Distribution fees payable	9,159
Transfer agency fees payable	1,047
Fund accounting fees payable	846
Compliance services fees payable	119
Other accrued expenses	15,123
TOTAL LIABILITIES	178,544
NET ASSETS	$18,331,456
NET ASSETS CONSIST OF:
Capital	$19,582,521
Total distributable earnings (loss)	(1,251,065)
NET ASSETS	$18,331,456
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	891,931
Net Asset Value (offering and redemption price per share)	$20.55

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$1,019,179
Interest	741
Foreign tax withholding	(81,870)
TOTAL INVESTMENT INCOME	938,050
EXPENSES:
Advisory fees	191,918
Management services fees	25,589
Administration fees	13,186
Transfer agency fees	13,874
Administrative services fees	63,228
Distribution fees	63,972
Custody fees	23,067
Fund accounting fees	10,579
Trustee fees	768
Compliance services fees	275
Other fees	12,420
Recoupment of prior expenses reduced by the Advisor	27,715
Total Gross Expenses before reductions	446,591
Expenses reimbursed by third parties	(16,431)
TOTAL NET EXPENSES	430,160
NET INVESTMENT INCOME (LOSS)	507,890
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,339,203
Change in net unrealized appreciation/depreciation on investment securities	(5,010,563)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(3,671,360)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,163,470)

See accompanying notes to financial statements.

74 :: ProFund VP Europe 30 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$507,890	$694,945
Net realized gains (losses) on investments	1,339,203	161,548
Change in net unrealized appreciation/depreciation on investments	(5,010,563)	4,492,930
Change in net assets resulting from operations	(3,163,470)	5,349,423
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(694,945)	(625,699)
Change in net assets resulting from distributions	(694,945)	(625,699)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	59,880,922	65,292,591
Distributions reinvested	694,945	625,699
Value of shares redeemed	(70,584,842)	(62,674,286)
Change in net assets resulting from capital transactions	(10,008,975)	3,244,004
Change in net assets	(13,867,390)	7,967,728
NET ASSETS:
Beginning of period	32,198,846	24,231,118
End of period	$18,331,456	$32,198,846
SHARE TRANSACTIONS:
Issued	2,484,455	2,770,059
Reinvested	29,029	25,728
Redeemed	(2,934,440)	(2,645,864)
Change in shares	(420,956)	149,923

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Europe 30 :: 75

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$24.53	$20.84	$19.90	$23.35	$25.87

Investment Activities:
Net investment income (loss)(a)	0.48	0.50	0.50	0.53	1.08
Net realized and unrealized gains (losses) on investments	(3.86)	3.60	1.03	(2.92)	(3.28)
Total income (loss) from investment activities	(3.38)	4.10	1.53	(2.39)	(2.20)

Distributions to Shareholders From:
Net investment income	(0.60)	(0.41)	(0.59)	(1.06)	(0.32)

Net Asset Value, End of Period	$20.55	$24.53	$20.84	$19.90	$23.35

Total Return	(14.13)%	19.71%	7.76%	(10.83)%	(8.65)%

Ratios to Average Net Assets:
Gross expenses	1.75%	1.74%	1.70%	1.79%	1.71%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	1.99%	2.14%	2.54%	2.38%	4.25%

Supplemental Data:
Net assets, end of period (000’s)	$18,331	$32,199	$24,231	$26,164	$27,473
Portfolio turnover rate(b)	228%	181%	102%	107%	115%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

76 :: ProFund VP Falling U.S. Dollar :: Management Discussion of Fund Performance

ProFund VP Falling U.S. Dollar seeks daily investment results, before fees and expenses, that correspond to the return of the basket of non-U.S. currencies included in the U.S. Dollar Index (the “Index”). The Index measures the performance of the U.S. dollar against a basket of six major world currencies (the “Benchmark”). For the year ended December 31, 2018, the Fund had a total return of -6.31%. For the same period, the Index had a price return of 4.40%(1) and a volatility of 6.01%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the daily return of the Benchmark. These currencies and their weightings as of December 31, 2018 are: Euro 57%; Japanese yen 14%; British pound 12%; Canadian dollar 9%; Swedish krona 4% and Swiss franc 4%. The Fund is designed to benefit from a decline in the value of the U.S. Dollar against the value of the currencies included in the Benchmark. Accordingly, as the value of the U.S. Dollar depreciates (i.e., “falls”) versus the Benchmark, the performance of the Fund generally should be expected to increase. As the value of the U.S. Dollar appreciates versus the Benchmark, the performance of the Fund generally should be expected to decline. The Fund does not normally provide investment returns that match the inverse of the Index.

During the year ended December 31, 2018, the Fund invested in forward currency contracts to gain exposure to the Benchmark. These derivatives generally tracked the performance of their underlying benchmark. The Fund entered into forward currency contracts with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Falling U.S. Dollar from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Falling U.S. Dollar	-6.31%	-5.53%	-3.28%
U.S. Dollar Index	4.40%	3.74%	1.69%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP Falling U.S. Dollar	3.09%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Forward Currency Contracts	(100)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Falling U.S. Dollar primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

U.S. Dollar Index — Composition

% of Index
Euro	57%
Japanese yen	14%
British pound	12%
Canadian dollar	9%
Swedish krona	4%
Swiss franc	4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table DO NOT reflect the theoretical reinvestment of dividends nor the impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. It is not possible to invest directly into an index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Falling U.S. Dollar :: 77

Schedule of Portfolio Investments :: December 31, 2018

Repurchase Agreements(a)(b) (81.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $553,083	$553,000	$553,000
TOTAL REPURCHASE AGREEMENTS (Cost $553,000)		553,000
TOTAL INVESTMENT SECURITIES (Cost $553,000)—81.7%		553,000
Net other assets (liabilities)—18.3%		123,790
NET ASSETS—100.0%		$676,790

(a)         A portion of these securities were held in a segregated account for the benefit of forward currency contract counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $61,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of December 31, 2018, the ProFund VP Falling U.S. Dollar’s forward currency contracts with Goldman Sachs International, were as follows:

Description and amount of currency purchased		Description and amount of currency sold		Delivery Date	Fair Value	Unrealized Appreciation/ (Depreciation)
Long:
British pound	$38,254	U.S. dollar	$48,708	1/11/19	$48,778	$70
Canadian dollar	50,137	U.S. dollar	37,748	1/11/19	36,742	(1,006)
Euro	203,248	U.S. dollar	231,832	1/11/19	233,064	1,232
Japanese yen	5,741,171	U.S. dollar	51,044	1/11/19	52,436	1,392
Swedish krona	141,928	U.S. dollar	15,800	1/11/19	16,038	238
Swiss franc	11,562	U.S. dollar	11,661	1/11/19	11,780	119
Total Long Contracts			$396,793		$398,838	$2,045

As of December 31, 2018, the ProFund VP Falling U.S. Dollar’s forward currency contracts with UBS AG, were as follows:

Description and amount of currency purchased		Description and amount of currency sold		Delivery Date	Fair Value	Unrealized Appreciation/ (Depreciation)
Short:
U.S. dollar	$39,202	British pound	$31,001	1/11/19	$39,531	$(329)
U.S. dollar	29,691	Canadian dollar	40,287	1/11/19	29,524	167
U.S. dollar	186,116	Euro	163,786	1/11/19	187,813	(1,697)
U.S. dollar	44,798	Japanese yen	4,983,567	1/11/19	45,516	(718)
U.S. dollar	13,478	Swedish krona	122,429	1/11/19	13,835	(357)
U.S. dollar	11,653	Swiss franc	11,587	1/11/19	11,806	(153)
Total Short Contracts	$324,938				$328,025	$(3,087)
Long:
British pound	$55,989	U.S. dollar	$71,368	1/11/19	$71,393	$25
Canadian dollar	74,306	U.S. dollar	55,585	1/11/19	54,454	(1,131)
Euro	300,878	U.S. dollar	344,208	1/11/19	345,016	808
Japanese yen	9,332,733	U.S. dollar	83,659	1/11/19	85,239	1,580
Swedish krona	232,381	U.S. dollar	25,999	1/11/19	26,260	261
Swiss franc	23,968	U.S. dollar	24,245	1/11/19	24,421	176
Total Long Contracts			$605,064		$606,783	$1,719
			Total unrealized appreciation			$6,068
			Total unrealized (depreciation)			(5,391)
			Total net unrealized appreciation/(depreciation)			$677

See accompanying notes to financial statements.

78 :: ProFund VP Falling U.S. Dollar :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$553,000
Repurchase agreements, at value	553,000
Total Investment Securities, at value	553,000
Cash	478
Segregated cash balances with custodian	320
Unrealized appreciation on forward foreign currency contracts	6,068
Interest receivable	42
Receivable for capital shares issued	265,875
Prepaid expenses	6
TOTAL ASSETS	825,789
LIABILITIES:
Payable for capital shares redeemed	140,181
Unrealized depreciation on forward foreign currency contracts	5,391
Advisory fees payable	229
Management services fees payable	30
Administration fees payable	46
Administrative services fees payable	413
Distribution fees payable	412
Transfer agency fees payable	36
Fund accounting fees payable	28
Compliance services fees payable	3
Other accrued expenses	2,230
TOTAL LIABILITIES	148,999
NET ASSETS	$676,790
NET ASSETS CONSIST OF:
Capital	$954,621
Total distributable earnings (loss)	(277,831)
NET ASSETS	$676,790
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	37,529
Net Asset Value (offering and redemption price per share)	$18.03

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Interest	$11,938
EXPENSES:
Advisory fees	5,234
Management services fees	698
Administration fees	361
Transfer agency fees	388
Administrative services fees	1,735
Distribution fees	1,745
Custody fees	20,000
Fund accounting fees	292
Trustee fees	21
Compliance services fees	6
Other fees	951
Total Gross Expenses before reductions	31,431
Expenses reduced and reimbursed by the Advisor	(19,342)
Expenses reimbursed by third parties	(365)
TOTAL NET EXPENSES	11,724
NET INVESTMENT INCOME (LOSS)	214
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on forward currency contracts	(59,573)
Change in net unrealized appreciation/depreciation on forward currency contracts	(6,567)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(66,140)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(65,926)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Falling U.S. Dollar :: 79

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$214	$(7,956)
Net realized gains (losses) on investments	(59,573)	68,634
Change in net unrealized appreciation/depreciation on investments	(6,567)	21,002
Change in net assets resulting from operations	(65,926)	81,680
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(56,381)	—
Change in net assets resulting from distributions	(56,381)	—
CAPITAL TRANSACTIONS:
Proceeds from shares issued	5,819,164	4,660,752
Distributions reinvested	56,381	—
Value of shares redeemed	(5,769,724)	(4,494,007)
Change in net assets resulting from capital transactions	105,821	166,745
Change in net assets	(16,486)	248,425
NET ASSETS:
Beginning of period	693,276	444,851
End of period	$676,790	$693,276
SHARE TRANSACTIONS:
Issued	282,389	215,724
Reinvested	3,054	—
Redeemed	(278,997)	(206,271)
Change in shares	6,446	9,453

See accompanying notes to financial statements.

80 :: ProFund VP Falling U.S. Dollar :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$22.30	$20.57	$21.85	$24.28	$27.78

Investment Activities:
Net investment income (loss)(a)	0.01	(0.18)	(0.31)	(0.37)	(0.45)
Net realized and unrealized gains (losses) on investments	(1.34)	1.91	(0.97)	(2.06)	(3.05)
Total income (loss) from investment activities	(1.33)	1.73	(1.28)	(2.43)	(3.50)

Distributions to Shareholders From:
Net realized gains on investments	(2.94)	—	—	—	—

Net Asset Value, End of Period	$18.03	$22.30	$20.57	$21.85	$24.28

Total Return	(6.31)%	8.46%	(5.86)%	(10.01)%	(12.60)%

Ratios to Average Net Assets:
Gross expenses	4.51%	3.09%	4.39%	1.89%	2.37%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.03%	(0.84)%	(1.42)%	(1.64)%	(1.66)%

Supplemental Data:
Net assets, end of period (000’s)	$677	$693	$445	$796	$623
Portfolio turnover rate(b)	—	—	—	—	—

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Financials :: 81

ProFund VP Financials seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Financials Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -10.43%. For the same period, the Index had a return of -8.98%(1) and a volatility of 16.99%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the financial services sector of the U.S. equity market. Component companies include, among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Financials from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Financials	-10.43%	6.31%	9.42%
Dow Jones U.S. Financials Index	-8.98%	8.02%	11.16%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP Financials	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Swap Agreements	1%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Berkshire Hathaway, Inc.	8.6%
JPMorgan Chase & Co.	7.0%
Visa, Inc.	5.0%
Bank of America Corp.	4.9%
Wells Fargo & Co.	4.2%

Dow Jones U.S. Financials Index — Composition

% of Index
Banks	29%
Diversified Financials	28%
Real Estate	20%
Insurance	14%
Software & Services	9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

82 :: ProFund VP Financials :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (99.4%)

	Shares	Value
Acadia Realty Trust (Equity Real Estate Investment Trusts)	526	$12,498
Affiliated Managers Group, Inc. (Capital Markets)	345	33,617
Aflac, Inc. (Insurance)	4,901	223,290
AGNC Investment Corp. (Mortgage Real Estate Investment Trusts)	3,398	59,601
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	696	80,207
Alleghany Corp. (Insurance)	97	60,462
Ally Financial, Inc. (Consumer Finance)	2,655	60,162
American Campus Communities, Inc. (Equity Real Estate Investment Trusts)	881	36,465
American Express Co. (Consumer Finance)	4,503	429,226
American Financial Group, Inc. (Insurance)	461	41,734
American Homes 4 Rent — Class A (Equity Real Estate Investment Trusts)	1,652	32,792
American International Group, Inc. (Insurance)	5,692	224,322
American Tower Corp. (Equity Real Estate Investment Trusts)	2,834	448,309
Ameriprise Financial, Inc. (Capital Markets)	896	93,516
Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts)	8,452	82,998
Aon PLC (Insurance)	1,552	225,599
Apartment Investment & Management Co. — Class A (Equity Real Estate Investment Trusts)	1,002	43,968
Apple Hospitality REIT, Inc. (Equity Real Estate Investment Trusts)	1,383	19,722
Arch Capital Group, Ltd.* (Insurance)	2,600	69,472
Arthur J. Gallagher & Co. (Insurance)	1,178	86,819
Aspen Insurance Holdings, Ltd. (Insurance)	391	16,418
Associated Banc-Corp. (Banks)	1,069	21,156
Assurant, Inc. (Insurance)	341	30,499
Assured Guaranty, Ltd. (Insurance)	683	26,145
Athene Holding, Ltd.* (Insurance)	815	32,461
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	888	154,556
AXA Equitable Holdings, Inc. (Diversified Financial Services)	862	14,335
Axis Capital Holdings, Ltd. (Insurance)	539	27,834
BancorpSouth Bank (Banks)	585	15,292
Bank of America Corp. (Banks)	58,719	1,446,836
Bank of Hawaii Corp. (Banks)	273	18,378
Bank OZK (Banks)	775	17,693
BankUnited, Inc. (Banks)	666	19,940
BB&T Corp. (Banks)	4,954	214,607
Berkshire Hathaway, Inc.*—Class B (Diversified Financial Services)	12,513	2,554,905
BGC Partners, Inc.—Class A (Capital Markets)	1,745	9,022
BlackRock, Inc.—Class A (Capital Markets)	779	306,007
Blackstone Mortgage Trust, Inc.—Class A (Mortgage Real Estate Investment Trusts)	775	24,692
BOK Financial Corp. (Banks)	209	15,326
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	994	111,875
Brandywine Realty Trust (Equity Real Estate Investment Trusts)	1,153	14,839
Brighthouse Financial, Inc.* (Insurance)	760	23,165
Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts)	1,930	28,352
Brown & Brown, Inc. (Insurance)	1,511	41,643
Camden Property Trust (Equity Real Estate Investment Trusts)	601	52,918
Capital One Financial Corp. (Consumer Finance)	3,051	230,625
Capitol Federal Financial, Inc. (Thrifts & Mortgage Finance)	908	11,595
Cathay General Bancorp, Inc. (Banks)	496	16,631
CBOE Holdings, Inc. (Capital Markets)	718	70,242
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	2,042	81,761
Chemical Financial Corp. (Banks)	467	17,097
Chimera Investment Corp. (Mortgage Real Estate Investment Trusts)	1,200	21,384
Chubb, Ltd. (Insurance)	2,967	383,276
Cincinnati Financial Corp. (Insurance)	974	75,407
CIT Group, Inc. (Banks)	683	26,138
Citigroup, Inc. (Banks)	15,715	818,123
Citizens Financial Group, Inc. (Banks)	3,014	89,606
CME Group, Inc. (Capital Markets)	2,301	432,863
CNA Financial Corp. (Insurance)	178	7,859
CNO Financial Group, Inc. (Insurance)	1,061	15,788
Colony Capital, Inc. (Equity Real Estate Investment Trusts)	3,152	14,751
Columbia Property Trust, Inc. (Equity Real Estate Investment Trusts)	756	14,629
Comerica, Inc. (Banks)	1,042	71,575
Commerce Bancshares, Inc. (Banks)	642	36,190
Corecivic, Inc. (Equity Real Estate Investment Trusts)	761	13,569
CoreSite Realty Corp. (Equity Real Estate Investment Trusts)	240	20,935
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)	704	14,805
CoStar Group, Inc.* (Professional Services)	238	80,287
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	2,703	21,354
Credit Acceptance Corp.* (Consumer Finance)	81	30,923
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	2,666	289,607
CubeSmart (Equity Real Estate Investment Trusts)	1,195	34,285
Cullen/Frost Bankers, Inc. (Banks)	418	36,759
CyrusOne, Inc. (Equity Real Estate Investment Trusts)	684	36,170
DiamondRock Hospitality Co. (Equity Real Estate Investment Trusts)	1,336	12,131
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,326	141,285
Discover Financial Services (Consumer Finance)	2,158	127,279
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)	1,040	35,495

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Financials :: 83

Common Stocks, continued

	Shares	Value
Duke Realty Corp. (Equity Real Estate Investment Trusts)	2,304	$59,674
E*TRADE Financial Corp. (Capital Markets)	1,639	71,919
East West Bancorp, Inc. (Banks)	932	40,570
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	236	21,648
Eaton Vance Corp. (Capital Markets)	746	26,244
Enstar Group, Ltd.* (Insurance)	99	16,589
EPR Properties (Equity Real Estate Investment Trusts)	478	30,606
Equinix, Inc. (Equity Real Estate Investment Trusts)	518	182,626
Equity Commonwealth (Equity Real Estate Investment Trusts)	779	23,378
Equity LifeStyle Properties, Inc. (Equity Real Estate Investment Trusts)	579	56,238
Equity Residential (Equity Real Estate Investment Trusts)	2,371	156,510
Erie Indemnity Co.—Class A (Insurance)	130	17,330
Essent Group, Ltd.* (Thrifts & Mortgage Finance)	634	21,670
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	432	105,931
Evercore Partners, Inc.—Class A (Capital Markets)	265	18,963
Everest Re Group, Ltd. (Insurance)	266	57,924
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	812	73,470
F.N.B. Corp. (Banks)	2,090	20,566
FactSet Research Systems, Inc. (Capital Markets)	249	49,832
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	475	56,069
Federated Investors, Inc.—Class B (Capital Markets)	617	16,381
Fifth Third Bancorp (Banks)	4,218	99,250
First American Financial Corp. (Insurance)	715	31,918
First Citizens BancShares, Inc.—Class A (Banks)	59	22,246
First Financial Bankshares, Inc. (Banks)	443	25,557
First Hawaiian, Inc. (Banks)	1,194	26,877
First Horizon National Corp. (Banks)	2,088	27,483
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	810	23,377
First Republic Bank (Banks)	1,056	91,766
FirstCash, Inc. (Consumer Finance)	287	20,764
FNF Group (Insurance)	1,769	55,617
Franklin Resources, Inc. (Capital Markets)	1,915	56,799
Fulton Financial Corp. (Banks)	1,136	17,585
Gaming & Leisure Properties, Inc. (Equity Real Estate Investment Trusts)	1,293	41,777
Genworth Financial, Inc.*—Class A (Insurance)	3,220	15,005
Glacier Bancorp, Inc. (Banks)	545	21,593
Green Dot Corp.*—Class A (Consumer Finance)	310	24,651
Hancock Holding Co. (Banks)	549	19,023
Hartford Financial Services Group, Inc. (Insurance)	2,307	102,546
HCP, Inc. (Equity Real Estate Investment Trusts)	3,068	85,689
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	803	22,837
Healthcare Trust of America, Inc.—Class A (Equity Real Estate Investment Trusts)	1,330	33,662
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts)	669	25,884
Home BancShares, Inc. (Banks)	1,025	16,749
Hospitality Properties Trust (Equity Real Estate Investment Trusts)	1,060	25,313
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	4,775	79,599
Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts)	1,009	29,322
Huntington Bancshares, Inc. (Banks)	6,834	81,461
IBERIABANK Corp. (Banks)	363	23,334
Interactive Brokers Group, Inc.—Class A (Capital Markets)	483	26,396
Intercontinental Exchange, Inc. (Capital Markets)	3,663	275,934
International Bancshares Corp. (Banks)	359	12,350
Invesco Mortgage Capital, Inc. (Mortgage Real Estate Investment Trusts)	715	10,353
Invesco, Ltd. (Capital Markets)	2,643	44,244
Investors Bancorp, Inc. (Banks)	1,543	16,047
Invitation Homes, Inc. (Equity Real Estate Investment Trusts)	1,909	38,333
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	1,841	59,667
Janus Henderson Group PLC (Capital Markets)	1,076	22,295
JBG Smith Properties (Equity Real Estate Investment Trusts)	704	24,506
Jones Lang LaSalle, Inc. (Real Estate Management & Development)	298	37,727
JPMorgan Chase & Co. (Banks)	21,398	2,088,873
Kemper Corp. (Insurance)	398	26,419
KeyCorp (Banks)	6,657	98,390
Kilroy Realty Corp. (Equity Real Estate Investment Trusts)	651	40,935
Kimco Realty Corp. (Equity Real Estate Investment Trusts)	2,709	39,687
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts)	549	37,980
Lazard, Ltd.—Class A (Capital Markets)	833	30,746
Legg Mason, Inc. (Capital Markets)	552	14,082
Lexington Realty Trust (Equity Real Estate Investment Trusts)	1,352	11,100
Liberty Property Trust (Equity Real Estate Investment Trusts)	951	39,828
Life Storage, Inc. (Equity Real Estate Investment Trusts)	305	28,362
Lincoln National Corp. (Insurance)	1,374	70,500
Loews Corp. (Insurance)	1,777	80,889
LPL Financial Holdings, Inc. (Capital Markets)	559	34,144
M&T Bank Corp. (Banks)	902	129,103
Mack-Cali Realty Corp. (Equity Real Estate Investment Trusts)	583	11,421
Markel Corp.* (Insurance)	91	94,463
MarketAxess Holdings, Inc. (Capital Markets)	246	51,982
Marsh & McLennan Cos., Inc. (Insurance)	3,240	258,390
MasterCard, Inc.—Class A (IT Services)	5,849	1,103,414
MB Financial, Inc. (Banks)	543	21,519

See accompanying notes to financial statements.

84 :: ProFund VP Financials :: Financial Statements

Common Stocks, continued

	Shares	Value
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	2,348	$37,756
Mercury General Corp. (Insurance)	177	9,153
MetLife, Inc. (Insurance)	6,353	260,854
MFA Financial, Inc. (Mortgage Real Estate Investment Trusts)	2,893	19,325
MGIC Investment Corp.* (Thrifts & Mortgage Finance)	2,326	24,330
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	729	69,765
Moody’s Corp. (Capital Markets)	1,075	150,543
Morgan Stanley (Capital Markets)	8,410	333,457
Morningstar, Inc. (Capital Markets)	120	13,181
MSCI, Inc.—Class A (Capital Markets)	568	83,740
National Health Investors, Inc. (Equity Real Estate Investment Trusts)	276	20,849
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)	1,025	49,723
Navient Corp. (Consumer Finance)	1,478	13,021
New Residential Investment Corp. (Mortgage Real Estate Investment Trusts)	2,350	33,394
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	3,152	29,660
Northern Trust Corp. (Capital Markets)	1,425	119,116
Old Republic International Corp. (Insurance)	1,829	37,623
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)	1,289	45,308
Onemain Holdings, Inc.* (Consumer Finance)	481	11,683
Outfront Media, Inc. (Equity Real Estate Investment Trusts)	896	16,236
PacWest Bancorp (Banks)	781	25,992
Paramount Group, Inc. (Equity Real Estate Investment Trusts)	1,311	16,466
Park Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	1,293	33,592
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts)	822	23,271
People’s United Financial, Inc. (Banks)	2,430	35,065
Physicians Realty Trust (Equity Real Estate Investment Trusts)	1,177	18,867
Piedmont Office Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	824	14,041
Pinnacle Financial Partners, Inc. (Banks)	479	22,082
PNC Financial Services Group, Inc. (Banks)	2,971	347,340
Popular, Inc. (Banks)	649	30,646
Potlatch Corp. (Equity Real Estate Investment Trusts)	442	13,985
PRA Group, Inc.* (Consumer Finance)	296	7,214
Primerica, Inc. (Insurance)	281	27,457
Principal Financial Group, Inc. (Insurance)	1,690	74,647
ProAssurance Corp. (Insurance)	351	14,237
Prologis, Inc. (Equity Real Estate Investment Trusts)	4,047	237,640
Prosperity Bancshares, Inc. (Banks)	434	27,038
Prudential Financial, Inc. (Insurance)	2,654	216,434
Public Storage (Equity Real Estate Investment Trusts)	965	195,326
Radian Group, Inc. (Thrifts & Mortgage Finance)	1,372	22,446
Raymond James Financial, Inc. (Capital Markets)	828	61,611
Rayonier, Inc. (Equity Real Estate Investment Trusts)	831	23,010
Realogy Holdings Corp. (Real Estate Management & Development)	757	11,113
Realty Income Corp. (Equity Real Estate Investment Trusts)	1,899	119,713
Regency Centers Corp. (Equity Real Estate Investment Trusts)	1,093	64,137
Regions Financial Corp. (Banks)	6,653	89,017
Reinsurance Group of America, Inc. (Insurance)	411	57,635
RenaissanceRe Holdings, Ltd. (Insurance)	263	35,163
Retail Properties of America, Inc. (Equity Real Estate Investment Trusts)	1,386	15,038
RLI Corp. (Insurance)	256	17,661
RLJ Lodging Trust (Equity Real Estate Investment Trusts)	1,130	18,532
Ryman Hospitality Properties, Inc.—Class I (Equity Real Estate Investment Trusts)	336	22,408
S&P Global, Inc. (Capital Markets)	1,618	274,963
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	1,151	18,968
Santander Consumer USA Holdings, Inc. (Consumer Finance)	736	12,946
SBA Communications Corp.* (Equity Real Estate Investment Trusts)	725	117,370
SEI Investments Co. (Capital Markets)	839	38,762
Senior Housing Properties Trust (Equity Real Estate Investment Trusts)	1,531	17,943
Signature Bank (Banks)	349	35,881
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	1,992	334,635
SITE Centers Corp. (Equity Real Estate Investment Trusts)	939	10,395
SL Green Realty Corp. (Equity Real Estate Investment Trusts)	550	43,494
SLM Corp.* (Consumer Finance)	2,802	23,285
Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts)	553	19,493
Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts)	1,770	34,887
State Street Corp. (Capital Markets)	2,443	154,080
Sterling Bancorp (Banks)	1,444	23,840
Stifel Financial Corp. (Capital Markets)	471	19,509
STORE Capital Corp. (Equity Real Estate Investment Trusts)	1,215	34,397
Sun Communities, Inc. (Equity Real Estate Investment Trusts)	557	56,652
Sunstone Hotel Investors, Inc. (Equity Real Estate Investment Trusts)	1,469	19,112
SunTrust Banks, Inc. (Banks)	2,892	145,872
SVB Financial Group* (Banks)	348	66,092
Synchrony Financial (Consumer Finance)	4,254	99,799
Synovus Financial Corp. (Banks)	1,067	34,133
T. Rowe Price Group, Inc. (Capital Markets)	1,551	143,188
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts)	606	12,253
Taubman Centers, Inc. (Equity Real Estate Investment Trusts)	400	18,196
TCF Financial Corp. (Banks)	1,075	20,952
TD Ameritrade Holding Corp. (Capital Markets)	1,734	84,897
Texas Capital Bancshares, Inc.* (Banks)	328	16,758

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Financials :: 85

Common Stocks, continued

	Shares	Value
TFS Financial Corp. (Thrifts & Mortgage Finance)	348	$5,613
The Allstate Corp. (Insurance)	2,214	182,943
The Bank of New York Mellon Corp. (Capital Markets)	5,856	275,642
The Charles Schwab Corp. (Capital Markets)	7,736	321,276
The GEO Group, Inc. (Equity Real Estate Investment Trusts)	781	15,386
The Goldman Sachs Group, Inc. (Capital Markets)	2,223	371,352
The Hanover Insurance Group, Inc. (Insurance)	277	32,345
The Howard Hughes Corp.* (Real Estate Management & Development)	256	24,991
The Macerich Co. (Equity Real Estate Investment Trusts)	684	29,604
The Nasdaq OMX Group, Inc. (Capital Markets)	735	59,954
The Progressive Corp. (Insurance)	3,751	226,298
The Travelers Cos., Inc. (Insurance)	1,701	203,695
Torchmark Corp. (Insurance)	663	49,413
Trustmark Corp. (Banks)	439	12,481
Two Harbors Investment Corp. (Mortgage Real Estate Investment Trusts)	1,599	20,531
U.S. Bancorp (Banks)	9,772	446,580
UDR, Inc. (Equity Real Estate Investment Trusts)	1,771	70,167
UMB Financial Corp. (Banks)	294	17,925
Umpqua Holdings Corp. (Banks)	1,417	22,530
United Bankshares, Inc. (Banks)	667	20,750
Uniti Group, Inc. (Equity Real Estate Investment Trusts)	1,155	17,983
Unum Group (Insurance)	1,407	41,338
Urban Edge Properties (Equity Real Estate Investment Trusts)	732	12,166
Valley National Bancorp (Banks)	2,129	18,906
Ventas, Inc. (Equity Real Estate Investment Trusts)	2,292	134,288
VEREIT, Inc. (Equity Real Estate Investment Trusts)	6,226	44,516
Vici Properties, Inc. (Equity Real Estate Investment Trusts)	2,317	43,513
Visa, Inc.—Class A (Consumer Finance)	11,306	1,491,713
Vornado Realty Trust (Equity Real Estate Investment Trusts)	1,117	69,288
Voya Financial, Inc. (Diversified Financial Services)	1,002	40,220
W.R. Berkley Corp. (Insurance)	623	46,046
Washington Federal, Inc. (Thrifts & Mortgage Finance)	525	14,023
Washington Real Estate Investment Trust (Equity Real Estate Investment Trusts)	514	11,822
Webster Financial Corp. (Banks)	595	29,328
Weingarten Realty Investors (Equity Real Estate Investment Trusts)	765	18,980
Wells Fargo & Co. (Banks)	27,255	1,255,910
Welltower, Inc. (Equity Real Estate Investment Trusts)	2,418	167,833
Western Alliance Bancorp* (Banks)	629	24,839
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	4,822	105,409
White Mountains Insurance Group, Ltd. (Insurance)	21	18,011
Willis Towers Watson PLC (Insurance)	834	126,651
Wintrust Financial Corp. (Banks)	369	24,535
WP Carey, Inc. (Equity Real Estate Investment Trusts)	1,038	67,823
Xenia Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	720	12,384
Zions Bancorp (Banks)	1,233	50,232
TOTAL COMMON STOCKS (Cost $10,842,819)		29,633,524

Repurchase Agreements(a) (0.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%-2.84%, dated 12/31/18, due 1/2/19, total to be received $188,028	$188,000	$188,000
TOTAL REPURCHASE AGREEMENTS (Cost $188,000)		188,000
TOTAL INVESTMENT SECURITIES (Cost $11,030,819)—100.0%		29,821,524
Net other assets (liabilities)—NM		3,655
NET ASSETS—100.0%		$29,825,179

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

NM         Not meaningful.

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Financials Index	Goldman Sachs International	1/23/19	2.92%	$384,509	$22,975

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

86 :: ProFund VP Financials :: Financial Statements

ProFund VP Financials invested in the following industries as of December 31, 2018:

		% of
	Value	Net Assets
Banks	$8,626,413	29.0%
Capital Markets	4,190,499	14.1%
Consumer Finance	2,583,291	8.7%
Diversified Financial Services	2,609,460	8.7%
Equity Real Estate Investment Trusts	5,730,679	19.2%
Insurance	4,117,387	13.8%
IT Services	1,103,414	3.7%
Mortgage Real Estate Investment Trusts	307,165	1.0%
Professional Services	80,287	0.3%
Real Estate Management & Development	155,592	0.5%
Thrifts & Mortgage Finance	129,337	0.4%
Other**	191,655	0.6%
Total	$29,825,179	100.0%

**  Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Financials :: 87

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$11,030,819
Securities, at value	29,633,524
Repurchase agreements, at value	188,000
Total Investment Securities, at value	29,821,524
Dividends and interest receivable	60,020
Unrealized appreciation on swap agreements	22,975
Receivable for capital shares issued	113,157
Prepaid expenses	210
TOTAL ASSETS	30,017,886
LIABILITIES:
Payable for investments purchased	10,302
Payable for capital shares redeemed	95,161
Cash overdraft	148
Advisory fees payable	20,442
Management services fees payable	2,726
Administration fees payable	2,306
Administrative services fees payable	14,718
Distribution fees payable	15,712
Trustee fees payable	7
Transfer agency fees payable	1,790
Fund accounting fees payable	1,505
Compliance services fees payable	205
Other accrued expenses	27,685
TOTAL LIABILITIES	192,707
NET ASSETS	$29,825,179
NET ASSETS CONSIST OF:
Capital	$18,171,915
Total distributable earnings (loss)	11,653,264
NET ASSETS	$29,825,179
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	797,675
Net Asset Value (offering and redemption price per share)	$37.39

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$886,477
Interest	1,583
TOTAL INVESTMENT INCOME	888,060
EXPENSES:
Advisory fees	319,280
Management services fees	42,570
Administration fees	22,577
Transfer agency fees	23,623
Administrative services fees	113,405
Distribution fees	106,427
Custody fees	7,916
Fund accounting fees	19,441
Trustee fees	1,262
Compliance services fees	503
Other fees	29,123
Recoupment of prior expenses reduced by the Advisor	38,437
Total Gross Expenses before reductions	724,564
Expenses reimbursed by third parties	(29,137)
TOTAL NET EXPENSES	695,427
NET INVESTMENT INCOME (LOSS)	192,633
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	3,447,158
Net realized gains (losses) on swap agreements	(38,209)
Change in net unrealized appreciation/depreciation on investment securities	(7,695,942)
Change in net unrealized appreciation/depreciation on swap agreements	22,975
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(4,264,018)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,071,385)

See accompanying notes to financial statements.

88 :: ProFund VP Financials :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$192,633	$164,918
Net realized gains (losses) on investments	3,408,949	40,856
Change in net unrealized appreciation/depreciation on investments	(7,672,967)	7,172,133
Change in net assets resulting from operations	(4,071,385)	7,377,907
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(157,288)	(166,272)
Change in net assets resulting from distributions	(157,288)	(166,272)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	23,121,039	40,449,227
Distributions reinvested	157,288	166,272
Value of shares redeemed	(40,676,808)	(42,499,334)
Change in net assets resulting from capital transactions	(17,398,481)	(1,883,835)
Change in net assets	(21,627,154)	5,327,800
NET ASSETS:
Beginning of period	51,452,333	46,124,533
End of period	$29,825,179	$51,452,333
SHARE TRANSACTIONS:
Issued	547,415	1,052,057
Reinvested	3,759	4,193
Redeemed	(981,663)	(1,124,921)
Change in shares	(430,489)	(68,671)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Financials :: 89

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$41.89		$35.57	$30.95	$31.53	$27.98

Investment Activities:
Net investment income (loss)(a)	0.19		0.13	0.17	0.09	0.08
Net realized and unrealized gains (losses) on investments	(4.53)		6.32	4.56	(0.56)	3.53
Total income (loss) from investment activities	(4.34)		6.45	4.73	(0.47)	3.61

Distributions to Shareholders From:
Net investment income	(0.16)		(0.13)	(0.11)	(0.11)	(0.06)
Net Asset Value, End of Period	$37.39		$41.89	$35.57	$30.95	$31.53

Total Return	(10.43	)%(b)	18.19%	15.32%	(1.49)%	12.92%

Ratios to Average Net Assets:
Gross expenses	1.70%		1.68%	1.71%	1.74%	1.73%
Net expenses	1.63	%(b)	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.45	%(b)	0.35%	0.56%	0.27%	0.27%

Supplemental Data:
Net assets, end of period (000’s)	$29,825		$51,452	$46,125	$42,944	$43,220
Portfolio turnover rate(c)	27%		64%	98%	97%	49%

(a)                   Per share net investment income (loss) has been calculated using the average daily shares method.

(b)                   During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.67% and 0.41%, respectively, and the total return would have been (10.48)%.

(c)                    Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

90 :: ProFund VP Government Money Market :: Management Discussion of Fund Performance

ProFund VP Government Money Market seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. For the year ended December 31, 2018, the Fund returned 0.42%. The Fund’s seven-day yield, as of December 31, 2018, was 1.07%(1).

An investment in this ProFund VP is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other government agency. Although the ProFund VP strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this ProFund VP.

Allocation of Portfolio Holdings

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligation	38%
Repurchase Agreements	75%
Total Exposure	113%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The seven-day yield quotation more closely reflects the current earnings of the government money market fund than the total return quotation.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Government Money Market :: 91

Schedule of Portfolio Investments :: December 31, 2018

U.S. Treasury Obligation (38.1%)

	Principal Amount	Value
U.S. Treasury Bills,
2.26%+, 2/28/19	$74,000,000	$73,727,187
TOTAL U.S. TREASURY OBLIGATION (Cost $73,727,187)		73,727,187
Repurchase Agreements(a) (75.4%)
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $145,976,914	145,955,000	145,955,000
TOTAL REPURCHASE AGREEMENTS (Cost $145,955,000)		145,955,000
TOTAL INVESTMENT SECURITIES (Cost $219,682,187)—113.5%		219,682,187
Net other assets (liabilities)—(13.5)%		(26,163,313)
NET ASSETS—100.0%		$193,518,874

+                           Reflects the effective yield or interest rate in effect at December 31, 2018.

(a)                   The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

92 :: ProFund VP Government Money Market :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$219,682,187
Securities, at value	73,727,187
Repurchase agreements, at value	145,955,000
Total Investment Securities, at value	219,682,187
Cash	796
Interest receivable	10,957
Prepaid expenses	673
TOTAL ASSETS	219,694,613
LIABILITIES:
Payable for capital shares redeemed	25,859,389
Advisory fees payable	163,944
Management services fees payable	21,859
Administration fees payable	6,823
Trustee fees payable	46
Transfer agency fees payable	11,277
Fund accounting fees payable	9,043
Compliance services fees payable	1,084
Other accrued expenses	102,274
TOTAL LIABILITIES	26,175,739
NET ASSETS	$193,518,874
NET ASSETS CONSIST OF:
Capital	$193,597,430
Total distributable earnings (loss)	(78,556)
NET ASSETS	$193,518,874
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	193,597,430
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Interest	$3,232,606
EXPENSES:
Advisory fees	1,365,087
Management services fees	182,010
Administration fees	66,517
Transfer agency fees	101,065
Custody fees	26,179
Fund accounting fees	76,257
Trustee fees	5,354
Compliance services fees	2,288
Other fees	61,572
Recoupment of prior expenses reduced by the Advisor	771,605
Total Gross Expenses before reductions	2,657,934
Expenses reimbursed by third parties	(172,331)
TOTAL NET EXPENSES	2,485,603
NET INVESTMENT INCOME (LOSS)	747,003
REALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(32,242)
NET REALIZED GAINS (LOSSES) ON INVESTMENTS	(32,242)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$714,761

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Government Money Market :: 93

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income	$747,003	$26,167
Net realized gains (losses) on investments	(32,242)	(42,170)
Change in net assets resulting from operations	714,761	(16,003)
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(747,003)	(38,688)
Change in net assets resulting from distributions	(747,003)	(38,688)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	3,159,145,337	3,002,527,732
Distributions reinvested	747,003	38,688
Value of shares redeemed	(3,154,558,257)	(2,934,393,496)
Change in net assets resulting from capital transactions	5,334,083	68,172,924
Change in net assets	5,301,841	68,118,233
NET ASSETS:
Beginning of period	188,217,033	120,098,800
End of period	$193,518,874	$188,217,033
SHARE TRANSACTIONS:
Issued	3,159,145,337	3,002,527,732
Reinvested	747,003	38,688
Redeemed	(3,154,558,257)	(2,934,393,496)
Change in shares	5,334,083	68,172,924

See accompanying notes to financial statements.

94 :: ProFund VP Government Money Market :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017		Year Ended Dec. 31, 2016		Year Ended Dec. 31, 2015		Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$1.000		$1.000		$1.000		$1.000		$1.000

Investment Activities:
Net investment income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net realized gains (losses) on investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Total income from investment activities	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Distributions to Shareholders From:
Net investment income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Net Asset Value, End of Period	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return	0.42%		0.02%		0.02%		0.02%		0.02%

Ratios to Average Net Assets:
Gross expenses	1.46%		1.14%		1.14%		1.17%		1.13%
Net expenses	1.37	%(b)	0.83	%(c)	0.29	%(c)	0.06	%(c)	—	(c)(d)
Net investment income (loss)	0.41%		0.01%		0.01%		0.02%		0.02%

Supplemental Data:
Net assets, end of period (000’s)	$193,519		$188,217		$120,099		$198,352		$130,026

(a)         Amount is less than $0.005.

(b)         The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(c)          The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum net yield.

(d)         Amount is less than 0.005%

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Health Care :: 95

ProFund VP Health Care seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Health Care Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of 4.44%. For the same period, the Index had a return of 6.25%(1) and a volatility of 17.69%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the healthcare sector of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices, and pharmaceuticals.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Health Care from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Health Care	4.44%	9.50%	13.34%
Dow Jones U.S. Health Care Index	6.25%	11.28%	15.18%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP Health Care	1.63%	1.63%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	1%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Johnson & Johnson	9.6%
Pfizer, Inc.	7.0%
UnitedHealth Group, Inc.	6.7%
Merck & Co., Inc.	5.5%
AbbVie, Inc.	3.9%

Dow Jones U.S. Health Care Index — Composition

% of Index
Pharmaceuticals	32%
Health Care Equipment & Supplies	23%
Health Care Providers & Services	19%
Biotechnology	19%
Life Sciences Tools & Services	7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

96 :: ProFund VP Health Care :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (97.5%)

	Shares	Value
Abbott Laboratories (Health Care Equipment & Supplies)	25,490	$1,843,693
AbbVie, Inc. (Biotechnology)	21,830	2,012,508
ABIOMED, Inc.* (Health Care Equipment & Supplies)	657	213,551
Acadia Healthcare Co., Inc.* (Health Care Providers & Services)	1,277	32,832
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	1,624	26,260
Agilent Technologies, Inc. (Life Sciences Tools & Services)	4,622	311,800
Agios Pharmaceuticals, Inc.* (Biotechnology)	731	33,706
Akorn, Inc.* (Pharmaceuticals)	1,365	4,627
Alexion Pharmaceuticals, Inc.* (Biotechnology)	3,234	314,862
Align Technology, Inc.* (Health Care Equipment & Supplies)	1,054	220,739
Alkermes PLC* (Biotechnology)	2,256	66,575
Allergan PLC (Pharmaceuticals)	4,605	615,504
Alnylam Pharmaceuticals, Inc.* (Biotechnology)	1,302	94,929
Amgen, Inc. (Biotechnology)	9,248	1,800,308
Amneal Pharmaceuticals, Inc.* (Pharmaceuticals)	1,152	15,587
Anthem, Inc. (Health Care Providers & Services)	3,757	986,701
Avanos Medical, Inc.*—Class I (Health Care Equipment & Supplies)	692	30,995
Baxter International, Inc. (Health Care Equipment & Supplies)	7,179	472,522
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	3,892	876,945
Biogen, Inc.* (Biotechnology)	2,928	881,094
BioMarin Pharmaceutical, Inc.* (Biotechnology)	2,586	220,198
Bio-Rad Laboratories, Inc.*—Class A (Life Sciences Tools & Services)	293	68,040
Bio-Techne Corp. (Life Sciences Tools & Services)	548	79,307
Bluebird Bio, Inc.* (Biotechnology)	792	78,566
Boston Scientific Corp.* (Health Care Equipment & Supplies)	20,080	709,627
Bristol-Myers Squibb Co. (Pharmaceuticals)	23,684	1,231,094
Brookdale Senior Living, Inc.* (Health Care Providers & Services)	2,722	18,237
Bruker Corp. (Life Sciences Tools & Services)	1,456	43,345
Cantel Medical Corp. (Health Care Equipment & Supplies)	526	39,161
Catalent, Inc.* (Pharmaceuticals)	2,106	65,665
Celgene Corp.* (Biotechnology)	10,150	650,514
Centene Corp.* (Health Care Providers & Services)	2,977	343,248
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	702	79,452
Chemed Corp. (Health Care Providers & Services)	240	67,987
Cigna Corp. (Health Care Providers & Services)	5,524	1,049,118
Clovis Oncology, Inc.* (Biotechnology)	763	13,703
CVS Health Corp. (Health Care Providers & Services)	18,768	1,229,679
Danaher Corp. (Health Care Equipment & Supplies)	8,951	923,027
DaVita HealthCare Partners, Inc.* (Health Care Providers & Services)	1,827	94,017
Dentsply Sirona, Inc. (Health Care Equipment & Supplies)	3,226	120,039
DexCom, Inc.* (Health Care Equipment & Supplies)	1,286	154,063
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	3,032	464,411
Eli Lilly & Co. (Pharmaceuticals)	13,682	1,583,281
Encompass Health Corp. (Health Care Providers & Services)	1,437	88,663
Endo International PLC* (Pharmaceuticals)	2,901	21,177
Exact Sciences Corp.* (Biotechnology)	1,787	112,760
Exelixis, Inc.* (Biotechnology)	4,335	85,269
FibroGen, Inc.* (Biotechnology)	1,097	50,769
Gilead Sciences, Inc. (Biotechnology)	18,775	1,174,376
Globus Medical, Inc.*—Class A (Health Care Equipment & Supplies)	1,103	47,738
Haemonetics Corp.* (Health Care Equipment & Supplies)	747	74,737
HCA Holdings, Inc. (Health Care Providers & Services)	3,895	484,733
HealthEquity, Inc.* (Health Care Providers & Services)	786	46,885
Henry Schein, Inc.* (Health Care Providers & Services)	2,211	173,608
Hill-Rom Holdings, Inc. (Health Care Equipment & Supplies)	981	86,868
Hologic, Inc.* (Health Care Equipment & Supplies)	3,909	160,660
Horizon Pharma PLC* (Pharmaceuticals)	2,430	47,482
Humana, Inc. (Health Care Providers & Services)	1,992	570,668
ICU Medical, Inc.* (Health Care Equipment & Supplies)	249	57,178
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	1,256	233,641
Illumina, Inc.* (Life Sciences Tools & Services)	2,130	638,852
Immunomedics, Inc.* (Biotechnology)	2,481	35,404
Incyte Corp.* (Biotechnology)	2,565	163,108
Inogen, Inc.* (Health Care Equipment & Supplies)	264	32,781
Insulet Corp.* (Health Care Equipment & Supplies)	858	68,057
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	1,023	46,137
Intercept Pharmaceuticals, Inc.* (Biotechnology)	320	32,253
Intrexon Corp.* (Biotechnology)	1,033	6,756
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	1,657	793,570
Ionis Pharmaceuticals, Inc.* (Biotechnology)	1,998	108,012
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	2,301	267,307
Jazz Pharmaceuticals PLC* (Pharmaceuticals)	877	108,713
Johnson & Johnson (Pharmaceuticals)	38,923	5,023,014
Laboratory Corp. of America Holdings* (Health Care Providers & Services)	1,466	185,244
Ligand Pharmaceuticals, Inc.*—Class B (Biotechnology)	309	41,931
LivaNova PLC* (Health Care Equipment & Supplies)	702	64,212
Loxo Oncology, Inc.* (Biotechnology)	413	57,849

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Health Care :: 97

Common Stocks, continued

	Shares	Value
Madrigal Pharmaceuticals, Inc.* (Biotechnology)	125	$14,090
Magellan Health, Inc.* (Health Care Providers & Services)	354	20,139
Mallinckrodt PLC* (Pharmaceuticals)	1,212	19,150
Masimo Corp.* (Health Care Equipment & Supplies)	703	75,481
McKesson Corp. (Health Care Providers & Services)	2,837	313,403
MEDNAX, Inc.* (Health Care Providers & Services)	1,294	42,702
Medtronic PLC (Health Care Equipment & Supplies)	19,488	1,772,628
Merck & Co., Inc. (Pharmaceuticals)	37,737	2,883,484
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	366	207,002
Molina Healthcare, Inc.* (Health Care Providers & Services)	908	105,528
Mylan N.V.* (Pharmaceuticals)	7,481	204,979
Myriad Genetics, Inc.* (Biotechnology)	1,084	31,512
Nektar Therapeutics* (Pharmaceuticals)	2,512	82,569
Neogen Corp.* (Health Care Equipment & Supplies)	752	42,864
Neurocrine Biosciences, Inc.* (Biotechnology)	1,313	93,761
NuVasive, Inc.* (Health Care Equipment & Supplies)	743	36,823
OPKO Health, Inc.* (Biotechnology)	5,280	15,893
Patterson Cos., Inc. (Health Care Providers & Services)	1,201	23,612
Penumbra, Inc.* (Health Care Equipment & Supplies)	447	54,623
Perrigo Co. PLC (Pharmaceuticals)	1,818	70,448
Pfizer, Inc. (Pharmaceuticals)	83,888	3,661,711
Portola Pharmaceuticals, Inc.* (Biotechnology)	968	18,895
PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	849	78,074
Prestige Brands Holdings, Inc.* (Pharmaceuticals)	748	23,098
Quest Diagnostics, Inc. (Health Care Providers & Services)	1,975	164,458
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	1,127	420,935
ResMed, Inc. (Health Care Equipment & Supplies)	2,072	235,939
Sage Therapeutics, Inc.* (Biotechnology)	684	65,520
Sarepta Therapeutics, Inc.* (Biotechnology)	966	105,420
Seattle Genetics, Inc.* (Biotechnology)	1,553	87,993
STERIS PLC (Health Care Equipment & Supplies)	1,230	131,426
Stryker Corp. (Health Care Equipment & Supplies)	4,508	706,629
Syneos Health, Inc.* (Life Sciences Tools & Services)	885	34,825
Teladoc, Inc.* (Health Care Technology)	1,014	50,264
Teleflex, Inc. (Health Care Equipment & Supplies)	671	173,440
Tenet Healthcare Corp.* (Health Care Providers & Services)	1,208	20,705
TESARO, Inc.* (Biotechnology)	625	46,406
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	709	180,441
The Medicines Co.* (Pharmaceuticals)	958	18,336
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	5,841	1,307,158
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	694	30,175
United Therapeutics Corp.* (Biotechnology)	635	69,152
UnitedHealth Group, Inc. (Health Care Providers & Services)	13,961	3,477,965
Universal Health Services, Inc.—Class B (Health Care Providers & Services)	1,241	144,651
Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	1,320	149,569
Vertex Pharmaceuticals, Inc.* (Biotechnology)	3,711	614,950
Waters Corp.* (Life Sciences Tools & Services)	1,099	207,326
WellCare Health Plans, Inc.* (Health Care Providers & Services)	722	170,457
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	1,074	105,284
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	2,956	306,596
Zoetis, Inc. (Pharmaceuticals)	6,972	596,385
TOTAL COMMON STOCKS (Cost $19,162,486)		50,886,803

Repurchase Agreements(a) (1.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $809,121	$809,000	$809,000
TOTAL REPURCHASE AGREEMENTS (Cost $809,000)		809,000
TOTAL INVESTMENT SECURITIES (Cost $19,971,486)—99.1%		51,695,803
Net other assets (liabilities)—0.9%		477,577
NET ASSETS—100.0%		$52,173,380

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

98 :: ProFund VP Health Care :: Financial Statements

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Health Care Index	Goldman Sachs International	1/23/19	2.92%	$664,323	$44,829

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

ProFund VP Health Care invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Biotechnology	$9,676,412	18.5%
Health Care Equipment & Supplies	11,706,095	22.4%
Health Care Providers & Services	9,855,240	18.9%
Health Care Technology	50,264	0.1%
Life Sciences Tools & Services	3,322,488	6.4%
Pharmaceuticals	16,276,304	31.2%
Other**	1,286,577	2.5%
Total	$52,173,380	100.0%

**  Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Health Care :: 99

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$19,971,486
Securities, at value	50,886,803
Repurchase agreements, at value	809,000
Total Investment Securities, at value	51,695,803
Cash	683
Dividends and interest receivable	42,381
Unrealized appreciation on swap agreements	44,829
Receivable for capital shares issued	478,934
Receivable for investments sold	32,796
Prepaid expenses	224
TOTAL ASSETS	52,295,650
LIABILITIES:
Payable for capital shares redeemed	238
Advisory fees payable	33,122
Management services fees payable	4,416
Administration fees payable	3,937
Administrative services fees payable	19,683
Distribution fees payable	22,191
Trustee fees payable	13
Transfer agency fees payable	3,055
Fund accounting fees payable	2,478
Compliance services fees payable	321
Other accrued expenses	32,816
TOTAL LIABILITIES	122,270
NET ASSETS	$52,173,380
NET ASSETS CONSIST OF:
Capital	$18,734,245
Total distributable earnings (loss)	33,439,135
NET ASSETS	$52,173,380
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	726,430
Net Asset Value (offering and redemption price per share)	$71.82

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$836,118
Interest	2,289
TOTAL INVESTMENT INCOME	838,407
EXPENSES:
Advisory fees	398,566
Management services fees	53,141
Administration fees	29,466
Transfer agency fees	29,512
Administrative services fees	142,564
Distribution fees	132,855
Custody fees	9,403
Fund accounting fees	22,914
Trustee fees	1,477
Compliance services fees	626
Other fees	60,331
Total Gross Expenses before reductions	880,855
Expenses reduced and reimbursed by the Advisor	(2,002)
TOTAL NET EXPENSES	878,853
NET INVESTMENT INCOME (LOSS)	(40,446)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	5,848,189
Net realized gains (losses) on swap agreements	(80,927)
Change in net unrealized appreciation/depreciation on investment securities	(4,679,569)
Change in net unrealized appreciation/depreciation on swap agreements	44,829
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,132,522
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,092,076

See accompanying notes to financial statements.

100 :: ProFund VP Health Care :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(40,446)	$(21,567)
Net realized gains (losses) on investments	5,767,262	3,068,431
Change in net unrealized appreciation/depreciation on investments	(4,634,740)	6,559,864
Change in net assets resulting from operations	1,092,076	9,606,728
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(2,985,590)	(3,659,790)
Change in net assets resulting from distributions	(2,985,590)	(3,659,790)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	41,944,377	33,574,736
Distributions reinvested	2,985,590	3,659,790
Value of shares redeemed	(44,532,978)	(38,255,930)
Change in net assets resulting from capital transactions	396,989	(1,021,404)
Change in net assets	(1,496,525)	4,925,534
NET ASSETS:
Beginning of period	53,669,905	48,744,371
End of period	$52,173,380	$53,669,905
SHARE TRANSACTIONS:
Issued	551,096	459,830
Reinvested	41,727	50,114
Redeemed	(598,831)	(534,599)
Change in shares	(6,008)	(24,655)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Health Care :: 101

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$73.28	$64.38	$67.11	$63.90	$51.71

Investment Activities:
Net investment income (loss)(a)	(0.06)	(0.03)	(0.05)	(0.15)	(0.08)
Net realized and unrealized gains (losses) on investments	3.29	13.49	(2.68)	3.36	12.31
Total income (loss) from investment activities	3.23	13.46	(2.73)	3.21	12.23

Distributions to Shareholders From:
Net investment income	—	—	—	—	(0.04)
Net realized gains on investments	(4.69)	(4.56)	—	—	—
Total distributions	(4.69)	(4.56)	—	—	(0.04)

Net Asset Value, End of Period	$71.82	$73.28	$64.38	$67.11	$63.90

Total Return	4.44%	20.92%	(4.05)%	5.02%	23.67%

Ratios to Average Net Assets:
Gross expenses	1.66%	1.64%	1.68%	1.69%	1.69%
Net expenses	1.65%	1.64%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.08)%	(0.04)%	(0.08)%	(0.22)%	(0.14)%

Supplemental Data:
Net assets, end of period (000’s)	$52,173	$53,670	$48,744	$77,842	$84,601
Portfolio turnover rate(b)	61%	43%	24%	47%	47%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

102 :: ProFund VP Industrials :: Management Discussion of Fund Performance

ProFund VP Industrials seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Industrials Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -12.76%. For the same period, the Index had a total return of -11.26%(1) and a volatility of 18.70%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the industrial sector of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Industrials from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Industrials	-12.76%	5.06%	11.94%
Dow Jones U.S. Industrials Index	-11.26%	6.86%	13.79%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP Industrials	1.64%	1.64%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	1%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
The Boeing Co.	5.6%
3M Co.	3.6%
Union Pacific Corp.	3.3%
PayPal Holdings, Inc.	3.3%
Honeywell International, Inc.	3.2%

Dow Jones U.S. Industrials Index — Composition

% of Index
Capital Goods	55%
Software & Services	17%
Transportation	13%
Materials	5%
Commercial & Professional Services	5%
Technology Hardware & Equipment	5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Industrials :: 103

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (97.8%)

	Shares	Value
3M Co. (Industrial Conglomerates)	2,126	$405,088
A.O. Smith Corp. (Building Products)	532	22,716
Accenture PLC—Class A (IT Services)	2,326	327,989
Actuant Corp.—Class A (Machinery)	224	4,702
Acuity Brands, Inc. (Electrical Equipment)	157	18,047
ADT, Inc. (Commercial Services & Supplies)	443	2,662
AECOM Technology Corp.* (Construction & Engineering)	566	14,999
AGCO Corp. (Machinery)	242	13,472
Air Lease Corp. (Trading Companies & Distributors)	360	10,876
Allegion PLC (Building Products)	341	27,181
Alliance Data Systems Corp. (IT Services)	183	27,465
Allison Transmission Holdings, Inc. (Machinery)	436	19,145
AMETEK, Inc. (Electrical Equipment)	847	57,342
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	1,103	89,365
Anixter International, Inc.* (Electronic Equipment, Instruments & Components)	113	6,137
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	151	8,145
AptarGroup, Inc. (Containers & Packaging)	230	21,636
Arconic, Inc. (Aerospace & Defense)	1,576	26,571
Arcosa, Inc.* (Construction & Engineering)	191	5,289
Armstrong World Industries, Inc. (Building Products)	194	11,293
Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	326	22,478
ASGN, Inc.* (Professional Services)	205	11,173
Automatic Data Processing, Inc. (IT Services)	1,606	210,579
Avery Dennison Corp. (Containers & Packaging)	324	29,105
Avnet, Inc. (Electronic Equipment, Instruments & Components)	405	14,621
Axon Enterprise, Inc.* (Aerospace & Defense)	228	9,975
Ball Corp. (Containers & Packaging)	1,236	56,831
Barnes Group, Inc. (Machinery)	184	9,866
Belden, Inc. (Electronic Equipment, Instruments & Components)	158	6,600
Bemis Co., Inc. (Containers & Packaging)	326	14,963
Berry Plastics Group, Inc.* (Containers & Packaging)	482	22,909
Black Knight, Inc.* (IT Services)	525	23,657
Broadridge Financial Solutions, Inc. (IT Services)	426	41,003
BWX Technologies, Inc. (Aerospace & Defense)	356	13,610
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	507	42,634
Carlisle Cos., Inc. (Industrial Conglomerates)	218	21,913
Caterpillar, Inc. (Machinery)	2,156	273,964
Cintas Corp. (Commercial Services & Supplies)	323	54,261
Clean Harbors, Inc.* (Commercial Services & Supplies)	199	9,821
Cognex Corp. (Electronic Equipment, Instruments & Components)	628	24,285
Coherent, Inc.* (Electronic Equipment, Instruments & Components)	95	10,042
Colfax Corp.* (Machinery)	341	7,127
Conduent, Inc.* (IT Services)	673	7,154
CoreLogic, Inc.* (IT Services)	300	10,026
Corning, Inc. (Electronic Equipment, Instruments & Components)	2,918	88,153
Covanta Holding Corp. (Commercial Services & Supplies)	426	5,717
Crane Co. (Machinery)	197	14,219
Crown Holdings, Inc.* (Containers & Packaging)	498	20,702
CSX Corp. (Road & Rail)	2,925	181,730
Cummins, Inc. (Machinery)	532	71,096
Curtiss-Wright Corp. (Aerospace & Defense)	171	17,463
Deere & Co. (Machinery)	1,182	176,319
Deluxe Corp. (Commercial Services & Supplies)	181	6,958
Dolby Laboratories, Inc.—Class A (Electronic Equipment, Instruments & Components)	235	14,532
Donaldson Co., Inc. (Machinery)	470	20,393
Dover Corp. (Machinery)	542	38,455
Dycom Industries, Inc.* (Construction & Engineering)	122	6,593
Eagle Materials, Inc. (Construction Materials)	183	11,168
Eaton Corp. PLC (Electrical Equipment)	1,589	109,100
EMCOR Group, Inc. (Construction & Engineering)	225	13,430
Emerson Electric Co. (Electrical Equipment)	2,282	136,349
EnerSys (Electrical Equipment)	165	12,806
Equifax, Inc. (Professional Services)	441	41,070
Esterline Technologies Corp.* (Aerospace & Defense)	104	12,631
Euronet Worldwide, Inc.* (IT Services)	201	20,578
Expeditors International of Washington, Inc. (Air Freight & Logistics)	629	42,829
Fastenal Co. (Trading Companies & Distributors)	1,047	54,748
FedEx Corp. (Air Freight & Logistics)	887	143,099
Fidelity National Information Services, Inc. (IT Services)	1,190	122,035
First Data Corp.* (IT Services)	2,066	34,936
Fiserv, Inc.* (Consumer Finance)	1,452	106,707
FleetCor Technologies, Inc.* (IT Services)	317	58,873
FLIR Systems, Inc. (Electronic Equipment, Instruments & Components)	511	22,249
Flowserve Corp. (Machinery)	481	18,288
Fluor Corp. (Construction & Engineering)	520	16,744
Fortive Corp. (Machinery)	1,074	72,667
Fortune Brands Home & Security, Inc. (Building Products)	523	19,869
FTI Consulting, Inc.* (Professional Services)	150	9,996
Gardner Denver Holdings, Inc.* (Machinery)	467	9,550
Gates Industrial Corp. PLC* (Machinery)	181	2,396
GATX Corp. (Trading Companies & Distributors)	147	10,409
Generac Holdings, Inc.* (Electrical Equipment)	228	11,332
General Dynamics Corp. (Aerospace & Defense)	1,013	159,254
General Electric Co. (Industrial Conglomerates)	31,773	240,522
Genesee & Wyoming, Inc.*—Class A (Road & Rail)	228	16,877
Genpact, Ltd. (IT Services)	512	13,819
Global Payments, Inc. (IT Services)	573	59,093
Graco, Inc. (Machinery)	605	25,319
GrafTech International, Ltd. (Electrical Equipment)	223	2,551

See accompanying notes to financial statements.

104 :: ProFund VP Industrials :: Financial Statements

Common Stocks, continued

	Shares	Value
Graphic Packaging Holding Co. (Containers & Packaging)	1,138	$12,108
Harris Corp. (Aerospace & Defense)	430	57,900
HD Supply Holdings, Inc.* (Trading Companies & Distributors)	673	25,251
Healthcare Services Group, Inc. (Commercial Services & Supplies)	273	10,969
HEICO Corp. (Aerospace & Defense)	161	12,474
HEICO Corp.—Class A (Aerospace & Defense)	265	16,695
Hexcel Corp. (Aerospace & Defense)	321	18,406
Hillenbrand, Inc. (Machinery)	229	8,686
Honeywell International, Inc. (Industrial Conglomerates)	2,698	356,460
Hubbell, Inc. (Electrical Equipment)	214	21,259
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	168	31,972
IDEX Corp. (Machinery)	285	35,984
Illinois Tool Works, Inc. (Machinery)	1,118	141,639
Ingersoll-Rand PLC (Machinery)	900	82,107
Insperity, Inc. (Professional Services)	149	13,911
International Paper Co. (Containers & Packaging)	1,478	59,652
IPG Photonics Corp.* (Electronic Equipment, Instruments & Components)	140	15,861
Itron, Inc.* (Electronic Equipment, Instruments & Components)	131	6,195
ITT, Inc. (Machinery)	327	15,784
J.B. Hunt Transport Services, Inc. (Road & Rail)	326	30,331
Jabil, Inc. (Electronic Equipment, Instruments & Components)	532	13,188
Jack Henry & Associates, Inc. (IT Services)	287	36,311
Jacobs Engineering Group, Inc. (Construction & Engineering)	437	25,547
Johnson Controls International PLC (Building Products)	3,371	99,950
Kansas City Southern Industries, Inc. (Road & Rail)	367	35,030
KBR, Inc. (Construction & Engineering)	521	7,909
Kennametal, Inc. (Machinery)	306	10,184
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	687	42,649
Kirby Corp.* (Marine)	211	14,213
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	461	11,557
Korn/Ferry International (Professional Services)	221	8,738
L3 Technologies, Inc. (Aerospace & Defense)	293	50,882
Landstar System, Inc. (Road & Rail)	161	15,403
Lennox International, Inc. (Building Products)	142	31,078
Lincoln Electric Holdings, Inc. (Machinery)	237	18,687
Littelfuse, Inc. (Electronic Equipment, Instruments & Components)	98	16,805
Lockheed Martin Corp. (Aerospace & Defense)	907	237,489
Louisiana-Pacific Corp. (Paper & Forest Products)	522	11,599
Macquarie Infrastructure Corp. (Transportation Infrastructure)	286	10,456
ManpowerGroup, Inc. (Professional Services)	227	14,710
Martin Marietta Materials, Inc. (Construction Materials)	230	39,530
Masco Corp. (Building Products)	1,119	32,720
MasTec, Inc.* (Construction & Engineering)	234	9,491
Maxar Technologies, Ltd. (Aerospace & Defense)	217	2,595
MAXIMUS, Inc. (IT Services)	236	15,361
Moog, Inc.—Class A (Aerospace & Defense)	127	9,840
MRC Global, Inc.* (Trading Companies & Distributors)	323	3,950
MSA Safety, Inc. (Commercial Services & Supplies)	137	12,915
MSC Industrial Direct Co., Inc.—Class A (Trading Companies & Distributors)	177	13,615
Mueller Industries, Inc. (Machinery)	225	5,256
National Instruments Corp. (Electronic Equipment, Instruments & Components)	410	18,606
Navistar International Corp.* (Machinery)	240	6,228
Nielsen Holdings PLC (Professional Services)	1,297	30,259
Nordson Corp. (Machinery)	205	24,467
Norfolk Southern Corp. (Road & Rail)	989	147,895
Northrop Grumman Corp. (Aerospace & Defense)	634	155,267
nVent Electric PLC (Electrical Equipment)	593	13,319
Old Dominion Freight Line, Inc. (Road & Rail)	241	29,761
Oshkosh Corp. (Machinery)	266	16,308
Owens Corning (Building Products)	397	17,460
Owens-Illinois, Inc.* (Containers & Packaging)	575	9,913
PACCAR, Inc. (Machinery)	1,276	72,911
Packaging Corp. of America (Containers & Packaging)	339	28,293
Parker-Hannifin Corp. (Machinery)	487	72,631
Paychex, Inc. (IT Services)	1,174	76,486
PayPal Holdings, Inc.* (IT Services)	4,305	362,007
Pentair PLC (Machinery)	579	21,875
PerkinElmer, Inc. (Life Sciences Tools & Services)	405	31,813
Quanta Services, Inc. (Construction & Engineering)	541	16,284
Raytheon Co. (Aerospace & Defense)	1,037	159,024
Regal Beloit Corp. (Electrical Equipment)	169	11,838
Republic Services, Inc.—Class A (Commercial Services & Supplies)	790	56,951
Resideo Technologies, Inc.* (Building Products)	451	9,268
Robert Half International, Inc. (Professional Services)	445	25,454
Rockwell Automation, Inc. (Electrical Equipment)	442	66,512
Roper Technologies, Inc. (Industrial Conglomerates)	374	99,678
Ryder System, Inc. (Road & Rail)	207	9,967
Sabre Corp. (IT Services)	1,001	21,662
Sealed Air Corp. (Containers & Packaging)	568	19,789
Sensata Technologies Holding PLC* (Electrical Equipment)	596	26,725
Silgan Holdings, Inc. (Containers & Packaging)	288	6,803
Siteone Landscape Supply, Inc.* (Trading Companies & Distributors)	160	8,843
Snap-on, Inc. (Machinery)	218	31,673
Sonoco Products Co. (Containers & Packaging)	360	19,127
Spirit AeroSystems Holdings, Inc.—Class A (Aerospace & Defense)	384	27,683
Square, Inc.*—Class A (Consumer Finance)	1,130	63,382
Stericycle, Inc.* (Commercial Services & Supplies)	318	11,667
Summit Materials, Inc.*—Class A (Construction Materials)	406	5,034
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	1,251	94,612
Teledyne Technologies, Inc.* (Aerospace & Defense)	141	29,197

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Industrials :: 105

Common Stocks, continued

	Shares	Value
Terex Corp. (Machinery)	238	$6,562
Tetra Tech, Inc. (Commercial Services & Supplies)	216	11,182
Textron, Inc. (Aerospace & Defense)	890	40,931
The Boeing Co. (Aerospace & Defense)	1,929	622,102
The Brink’s Co. (Commercial Services & Supplies)	198	12,801
The Middleby Corp.* (Machinery)	218	22,395
The Sherwin-Williams Co. (Chemicals)	307	120,792
The Timken Co. (Machinery)	255	9,517
The Toro Co. (Machinery)	381	21,290
The Western Union Co. (IT Services)	1,611	27,484
Total System Services, Inc. (IT Services)	611	49,668
TransDigm Group, Inc.* (Aerospace & Defense)	190	64,611
TransUnion (Professional Services)	679	38,567
Trex Co., Inc.* (Building Products)	215	12,762
Trimble Navigation, Ltd.* (Electronic Equipment, Instruments & Components)	921	30,310
TriNet Group, Inc.* (Professional Services)	171	7,173
Trinity Industries, Inc. (Machinery)	542	11,160
Union Pacific Corp. (Road & Rail)	2,684	371,010
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	2,537	247,433
United Rentals, Inc.* (Trading Companies & Distributors)	302	30,964
United Technologies Corp. (Aerospace & Defense)	2,962	315,394
Univar, Inc.* (Trading Companies & Distributors)	418	7,415
USG Corp. (Building Products)	318	13,566
Valmont Industries, Inc. (Construction & Engineering)	86	9,542
Verisk Analytics, Inc.*—Class A (Professional Services)	598	65,206
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	486	8,753
Vulcan Materials Co. (Construction Materials)	486	48,018
W.W. Grainger, Inc. (Trading Companies & Distributors)	178	50,260
Wabtec Corp. (Machinery)	321	22,550
Waste Management, Inc. (Commercial Services & Supplies)	1,428	127,078
Watsco, Inc. (Trading Companies & Distributors)	126	17,532
Welbilt, Inc.* (Machinery)	480	5,333
WESCO International, Inc.* (Trading Companies & Distributors)	182	8,736
WestRock Co. (Containers & Packaging)	931	35,155
WEX, Inc.* (IT Services)	168	23,530
Woodward, Inc. (Machinery)	217	16,121
Worldpay, Inc.* (IT Services)	1,105	84,455
XPO Logistics, Inc.* (Air Freight & Logistics)	466	26,581
Xylem, Inc. (Machinery)	657	43,835
Zebra Technologies Corp.*—Class A (Electronic Equipment, Instruments & Components)	210	33,438
TOTAL COMMON STOCKS (Cost $3,930,810)		10,871,527

Repurchase Agreements(a) (1.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $149,022	$149,000	$149,000
TOTAL REPURCHASE AGREEMENTS (Cost $149,000)		149,000
TOTAL INVESTMENT SECURITIES (Cost $4,079,810)—99.1%		11,020,527
Net other assets (liabilities)—0.9%		95,486
NET ASSETS—100.0%		$11,116,013

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Industrials Index	Goldman Sachs International	1/23/19	2.92%	$143,314	$9,330

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

106 :: ProFund VP Industrials :: Financial Statements

ProFund VP Industrials invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Aerospace & Defense	$2,091,966	18.9%
Air Freight & Logistics	502,576	4.5%
Building Products	297,863	2.7%
Chemicals	120,792	1.1%
Commercial Services & Supplies	322,982	2.9%
Construction & Engineering	125,828	1.1%
Construction Materials	103,750	0.9%
Consumer Finance	170,089	1.5%
Containers & Packaging	356,986	3.2%
Electrical Equipment	487,180	4.4%
Electronic Equipment, Instruments & Components	578,879	5.2%
Industrial Conglomerates	1,123,661	10.1%
IT Services	1,654,171	14.9%
Life Sciences Tools & Services	31,813	0.3%
Machinery	1,500,161	13.5%
Marine	14,213	0.1%
Paper & Forest Products	11,599	0.1%
Professional Services	266,257	2.4%
Road & Rail	849,561	7.6%
Trading Companies & Distributors	250,744	2.3%
Transportation Infrastructure	10,456	0.1%
Other**	244,486	2.2%
Total	$11,116,013	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Industrials :: 107

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$4,079,810
Securities, at value	10,871,527
Repurchase agreements, at value	149,000
Total Investment Securities, at value	11,020,527
Cash	293
Dividends and interest receivable	11,719
Unrealized appreciation on swap agreements	9,330
Receivable for capital shares issued	111,616
Prepaid expenses	154
TOTAL ASSETS	11,153,639
LIABILITIES:
Payable for investments purchased	2,596
Payable for capital shares redeemed	342
Advisory fees payable	7,076
Management services fees payable	944
Administration fees payable	907
Administrative services fees payable	6,283
Distribution fees payable	6,485
Transfer agency fees payable	704
Fund accounting fees payable	618
Compliance services fees payable	84
Other accrued expenses	11,587
TOTAL LIABILITIES	37,626
NET ASSETS	$11,116,013
NET ASSETS CONSIST OF:
Capital	$2,942,573
Total distributable earnings (loss)	8,173,440
NET ASSETS	$11,116,013
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	152,894
Net Asset Value (offering and redemption price per share)	$72.70

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$369,427
Interest	720
TOTAL INVESTMENT INCOME	370,147
EXPENSES:
Advisory fees	175,679
Management services fees	23,424
Administration fees	11,513
Transfer agency fees	12,814
Administrative services fees	63,432
Distribution fees	58,560
Custody fees	4,537
Fund accounting fees	10,818
Trustee fees	788
Compliance services fees	240
Other fees	25,667
Recoupment of prior expenses reduced by the Advisor	6,426
Total Gross Expenses before reductions	393,898
Expenses reduced and reimbursed by the Advisor	(2,784)
TOTAL NET EXPENSES	391,114
NET INVESTMENT INCOME (LOSS)	(20,967)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	3,254,018
Net realized gains (losses) on swap agreements	(16,095)
Change in net unrealized appreciation/depreciation on investment securities	(5,987,088)
Change in net unrealized appreciation/depreciation on swap agreements	9,330
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,739,835)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,760,802)

See accompanying notes to financial statements.

108 :: ProFund VP Industrials :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(20,967)	$35,772
Net realized gains (losses) on investments	3,237,923	213,629
Change in net unrealized appreciation/depreciation on investments	(5,977,758)	5,710,185
Change in net assets resulting from operations	(2,760,802)	5,959,586
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(21,880)	(54,047)
Change in net assets resulting from distributions	(21,880)	(54,047)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	22,505,412	40,969,956
Distributions reinvested	21,880	54,047
Value of shares redeemed	(47,919,221)	(39,999,769)
Change in net assets resulting from capital transactions	(25,391,929)	1,024,234
Change in net assets	(28,174,611)	6,929,773
NET ASSETS:
Beginning of period	39,290,624	32,360,851
End of period	$11,116,013	$39,290,624
SHARE TRANSACTIONS:
Issued	266,689	536,805
Reinvested	264	681
Redeemed	(585,042)	(540,455)
Change in shares	(318,089)	(2,969)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Industrials :: 109

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$83.42	$68.28	$58.19	$60.31	$57.26

Investment Activities:
Net investment income (loss)(a)	(0.07)	0.09	0.23	0.13	0.06
Net realized and unrealized gains (losses) on investments	(10.56)	15.19	9.97	(2.19)	3.13
Total income (loss) from investment activities	(10.63)	15.28	10.20	(2.06)	3.19

Distributions to Shareholders From:
Net investment income	(0.09)	(0.14)	(0.11)	(0.06)	(0.14)

Net Asset Value, End of Period	$72.70	$83.42	$68.28	$58.19	$60.31

Total Return	(12.76)%	22.40%	17.55%	(3.42)%	5.58%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.68%	1.69%	1.68%	1.77%
Net expenses	1.67%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.09)%	0.12%	0.37%	0.22%	0.11%

Supplemental Data:
Net assets, end of period (000’s)	$11,116	$39,291	$32,361	$16,223	$18,515
Portfolio turnover rate(b)	67%	107%	203%	121%	54%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

110 :: ProFund VP International :: Management Discussion of Fund Performance

ProFund VP International seeks investment results, before fees and expenses, that correspond to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index® (the “Index”). Since the foreign markets are not open when this Fund values its shares, it determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States. For the year ended December 31, 2018, the Fund had a total return of -15.76%. For the same period, the Index had a total return of -13.79%(1) and a volatility of 11.51%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to that of the daily performance of the U.S.-traded MSCI EAFE futures contract.(2)

The Fund takes positions in derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index includes 85% of free-float adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada. As of December 31, 2018, the Index has constituent companies from the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index levels and the price of the related futures contracts are expressed in U.S. dollar terms and as such they should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP International from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP International	-15.76%	-2.06%	3.69%
MSCI EAFE Index®	-13.79%	0.53%	6.32%

Expense Ratios**

Fund	Gross	Net
ProFund VP International	1.66%	1.66%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	99%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP International primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

MSCI EAFE Index® — Composition

Industry Breakdown	% of Index
Financials	19%
Industrials	14%
Consumer Staples	12%
Consumer Discretionary	11%
Health Care	11%
Materials	7%
Information Technology	6%
Energy	6%
Telecommunication Services	6%
Utilities	4%
Real Estate	4%

Country Composition
Japan	25%
United Kingdom	17%
France	11%
Germany	9%
Switzerland	9%
Other	29%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the U.S.-traded MSCI EAFE futures contract and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP International :: 111

Schedule of Portfolio Investments :: December 31, 2018

Repurchase Agreements(a)(b) (98.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $6,062,910	$6,062,000	$6,062,000
TOTAL REPURCHASE AGREEMENTS (Cost $6,062,000)		6,062,000
TOTAL INVESTMENT SECURITIES (Cost $6,062,000)—98.7%		6,062,000
Net other assets (liabilities)—1.3%		78,115
NET ASSETS—100.0%		$6,140,115

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $1,088,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index	Goldman Sachs International	1/28/19	2.72%	$2,675,175	$17,490
MSCI EAFE Index	UBS AG	1/28/19	3.22%	3,417,024	22,448
				$6,092,199	$39,938

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

112 :: ProFund VP International :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$6,062,000
Repurchase agreements, at value	6,062,000
Total Investment Securities, at value	6,062,000
Cash	524
Segregated cash balances with custodian	50
Interest receivable	455
Unrealized appreciation on swap agreements	39,938
Receivable for capital shares issued	57,871
Prepaid expenses	38
TOTAL ASSETS	6,160,876
LIABILITIES:
Payable for capital shares redeemed	2,144
Advisory fees payable	4,053
Management services fees payable	540
Administration fees payable	458
Administrative services fees payable	3,943
Distribution fees payable	4,232
Transfer agency fees payable	355
Fund accounting fees payable	285
Compliance services fees payable	38
Other accrued expenses	4,713
TOTAL LIABILITIES	20,761
NET ASSETS	$6,140,115
NET ASSETS CONSIST OF:
Capital	$8,987,601
Total distributable earnings (loss)	(2,847,486)
NET ASSETS	$6,140,115
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	371,546
Net Asset Value (offering and redemption price per share)	$16.53

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Interest	$139,340
EXPENSES:
Advisory fees	61,326
Management services fees	8,177
Administration fees	4,341
Transfer agency fees	4,571
Administrative services fees	18,837
Distribution fees	20,442
Custody fees	1,189
Fund accounting fees	3,430
Trustee fees	257
Compliance services fees	96
Other fees	1,417
Recoupment of prior expenses reduced by the Advisor	4,332
Total Gross Expenses before reductions	128,415
Expenses reimbursed by third parties	(5,622)
TOTAL NET EXPENSES	122,793
NET INVESTMENT INCOME (LOSS)	16,547
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(1,229,235)
Change in net unrealized appreciation/depreciation on swap agreements	42,092
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,187,143)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,170,596)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP International :: 113

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$16,547	$(100,464)
Net realized gains (losses) on investments	(1,229,235)	2,154,729
Change in net unrealized appreciation/depreciation on investments	42,092	(14,648)
Change in net assets resulting from operations	(1,170,596)	2,039,617
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(1,305,170)	—
Change in net assets resulting from distributions	(1,305,170)	—
CAPITAL TRANSACTIONS:
Proceeds from shares issued	8,904,899	34,288,209
Distributions reinvested	1,305,170	—
Value of shares redeemed	(16,725,074)	(27,516,536)
Change in net assets resulting from capital transactions	(6,515,005)	6,771,673
Change in net assets	(8,990,771)	8,811,290
NET ASSETS:
Beginning of period	15,130,886	6,319,596
End of period	$6,140,115	$15,130,886
SHARE TRANSACTIONS:
Issued	428,187	1,581,970
Reinvested	68,802	—
Redeemed	(770,183)	(1,265,249)
Change in shares	(273,194)	316,721

See accompanying notes to financial statements.

114 :: ProFund VP International :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$23.47		$19.27	$19.45	$20.16	$24.00

Investment Activities:
Net investment income (loss)(a)	0.04		(0.18)	(0.27)	(0.35)	(0.38)
Net realized and unrealized gains (losses) on investments	(3.26)		4.38	0.09	(0.36)	(1.36)
Total income (loss) from investment activities	(3.22)		4.20	(0.18)	(0.71)	(1.74)

Distributions to Shareholders From:
Net realized gains on investments	(3.72)		—	—	—	(2.10)

Net Asset Value, End of Period	$16.53		$23.47	$19.27	$19.45	$20.16

Total Return	(15.76	)%(b)	21.80%	(0.93)%	(3.52)%	(8.11)%

Ratios to Average Net Assets:
Gross expenses	1.57%		1.68%	1.68%	1.75%	1.72%
Net expenses	1.50	%(b)	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.20	%(b)	(0.81)%	(1.42)%	(1.64)%	(1.66)%

Supplemental Data:
Net assets, end of period (000’s)	$6,140		$15,131	$6,320	$6,460	$6,162
Portfolio turnover rate(c)	—		—	—	—	—

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.57% and 0.13%, respectively, and the total return would have been (15.84)%.

(c)          Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Internet :: 115

ProFund VP Internet seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Internet Composite Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of 4.93%. For the same period, the Index had a total return of 6.77%(1) and a volatility of 25.80%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce, which includes companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a website, and Internet Services, which includes companies that derive the majority of their revenues from providing access to the Internet or providing services to people using the Internet.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Internet from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Internet	4.93%	12.89%	22.22%
Dow Jones Internet Composite Index	6.77%	14.84%	24.30%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP Internet	1.64%	1.64%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Swap Agreements	2%
Total Exposure	101%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Alphabet, Inc.	10.1%
Amazon.com, Inc.	9.6%
Facebook, Inc.	7.4%
Netflix, Inc.	5.5%
Salesforce.com, Inc.	5.3%

Dow Jones Internet Composite Index — Composition

% of Index
Interactive Media & Services	24%
Software	21%
Internet & Direct Marketing Retail	18%
IT Services	15%
Entertainment	7%
Capital Markets	6%
Communications Equipment	5%
Health Care Technology	2%
Diversified Telecommunication Services	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

116 :: ProFund VP Internet :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (99.4%)

	Shares	Value
2U, Inc.* (Software)	4,319	$214,741
8x8, Inc.* (Software)	10,008	180,544
Akamai Technologies, Inc.* (IT Services)	6,331	386,697
Alphabet, Inc.*—Class A (Interactive Media & Services)	858	896,576
Alphabet, Inc.*—Class C (Interactive Media & Services)	877	908,229
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	1,141	1,713,748
Arista Networks, Inc.* (Communications Equipment)	1,931	406,862
Blucora, Inc.* (Capital Markets)	5,841	155,604
Box, Inc.*—Class A (Software)	12,121	204,602
Citrix Systems, Inc. (Software)	4,355	446,212
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	4,188	189,339
Cornerstone OnDemand, Inc.* (Software)	4,404	222,094
DocuSign, Inc.* (Software)	3,584	143,647
Dropbox, Inc.* (Software)	9,064	185,178
E*TRADE Financial Corp. (Capital Markets)	9,643	423,135
eBay, Inc.* (Internet & Direct Marketing Retail)	21,441	601,849
Ebix, Inc. (Software)	3,310	140,874
Endurance International Group Holdings, Inc.* (IT Services)	15,025	99,916
Expedia, Inc. (Internet & Direct Marketing Retail)	3,996	450,149
Facebook, Inc.*—Class A (Interactive Media & Services)	10,088	1,322,435
GoDaddy, Inc.*—Class A (IT Services)	6,558	430,336
Groupon, Inc.* (Internet & Direct Marketing Retail)	51,688	165,402
GrubHub, Inc.* (Internet & Direct Marketing Retail)	4,441	341,113
Hubspot, Inc.* (Software)	2,227	280,001
j2 Global, Inc. (Software)	3,568	247,548
Juniper Networks, Inc. (Communications Equipment)	14,335	385,755
LogMeIn, Inc. (Software)	3,302	269,344
Netflix, Inc.* (Entertainment)	3,704	991,413
NETGEAR, Inc.* (Communications Equipment)	3,565	185,487
New Relic, Inc.* (Software)	3,149	254,975
Okta, Inc.* (IT Services)	4,627	295,203
Pandora Media, Inc.* (Entertainment)	24,688	199,726
PayPal Holdings, Inc.* (IT Services)	10,937	919,693
Salesforce.com, Inc.* (Software)	6,909	946,325
Snap, Inc.* (Interactive Media & Services)	47,170	259,907
TD Ameritrade Holding Corp. (Capital Markets)	9,402	460,322
TripAdvisor, Inc.* (Interactive Media & Services)	5,425	292,625
Twitter, Inc.* (Interactive Media & Services)	17,155	493,035
Veeva Systems, Inc.*—Class A (Health Care Technology)	4,709	420,608
VeriSign, Inc.* (IT Services)	3,298	489,060
Vonage Holdings Corp.* (Diversified Telecommunication Services)	21,135	184,509
TOTAL COMMON STOCKS (Cost $7,752,662)		17,804,818

Repurchase Agreements(a) (2.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $485,073	$485,000	$485,000
TOTAL REPURCHASE AGREEMENTS (Cost $485,000)		485,000
TOTAL INVESTMENT SECURITIES (Cost $8,237,662)—102.1%		18,289,818
Net other assets (liabilities)—(2.1)%		(372,711)
NET ASSETS—100.0%		$17,917,107

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones Internet Composite Index	Goldman Sachs International	1/23/19	2.92%	$285,005	$22,184

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Internet :: 117

ProFund VP Internet invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Capital Markets	$1,039,061	5.8%
Communications Equipment	978,104	5.5%
Diversified Telecommunication Services	373,848	2.1%
Entertainment	1,191,139	6.6%
Health Care Technology	420,608	2.3%
Interactive Media & Services	4,172,807	23.3%
Internet & Direct Marketing Retail	3,272,261	18.3%
IT Services	2,620,905	14.6%
Software	3,736,085	20.9%
Other**	112,289	0.6%
Total	$17,917,107	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

118 :: ProFund VP Internet :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$8,237,662
Securities, at value	17,804,818
Repurchase agreements, at value	485,000
Total Investment Securities, at value	18,289,818
Cash	417
Dividends and interest receivable	36
Unrealized appreciation on swap agreements	22,184
Receivable for capital shares issued	45,042
Prepaid expenses	95
TOTAL ASSETS	18,357,592
LIABILITIES:
Payable for investments purchased	185,116
Payable for capital shares redeemed	205,238
Advisory fees payable	12,272
Management services fees payable	1,636
Administration fees payable	1,385
Administrative services fees payable	9,440
Distribution fees payable	10,694
Transfer agency fees payable	1,075
Fund accounting fees payable	871
Compliance services fees payable	136
Other accrued expenses	12,622
TOTAL LIABILITIES	440,485
NET ASSETS	$17,917,107
NET ASSETS CONSIST OF:
Capital	$9,311,868
Total distributable earnings (loss)	8,605,239
NET ASSETS	$17,917,107
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	159,702
Net Asset Value (offering and redemption price per share)	$112.19

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$59,859
Interest	1,469
TOTAL INVESTMENT INCOME	61,328
EXPENSES:
Advisory fees	180,433
Management services fees	24,058
Administration fees	13,518
Transfer agency fees	13,357
Administrative services fees	61,814
Distribution fees	60,144
Custody fees	3,928
Fund accounting fees	10,276
Trustee fees	625
Compliance services fees	313
Other fees	26,404
TOTAL NET EXPENSES	394,870
NET INVESTMENT INCOME (LOSS)	(333,542)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(154,943)
Net realized gains (losses) on swap agreements	(37,635)
Change in net unrealized appreciation/depreciation on investment securities	354,390
Change in net unrealized appreciation/depreciation on swap agreements	22,184
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	183,996
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(149,546)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Internet :: 119

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(333,542)	$(222,795)
Net realized gains (losses) on investments	(192,578)	1,635,305
Change in net unrealized appreciation/depreciation on investments	376,574	3,070,792
Change in net assets resulting from operations	(149,546)	4,483,302
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(1,167,998)	—
Change in net assets resulting from distributions	(1,167,998)	—
CAPITAL TRANSACTIONS:
Proceeds from shares issued	40,499,088	20,542,053
Distributions reinvested	1,167,998	—
Value of shares redeemed	(39,088,054)	(20,726,108)
Change in net assets resulting from capital transactions	2,579,032	(184,055)
Change in net assets	1,261,488	4,299,247
NET ASSETS:
Beginning of period	16,655,619	12,356,372
End of period	$17,917,107	$16,655,619
SHARE TRANSACTIONS:
Issued	310,648	211,169
Reinvested	8,413	—
Redeemed	(308,927)	(212,558)
Change in shares	10,134	(1,389)

See accompanying notes to financial statements.

120 :: ProFund VP Internet :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$111.36	$81.85	$82.48	$77.48	$80.58

Investment Activities:
Net investment income (loss)(a)	(1.78)	(1.40)	(1.20)	(1.14)	(1.12)
Net realized and unrealized gains (losses) on investments	8.40	30.91	5.80	15.81	1.76
Total income (loss) from investment activities	6.62	29.51	4.60	14.67	0.64

Distributions to Shareholders From:
Net realized gains on investments	(5.79)	—	(5.23)	(9.67)	(3.74)

Net Asset Value, End of Period	$112.19	$111.36	$81.85	$82.48	$77.48

Total Return	4.93%	36.05%	5.53%	20.35%	1.12%

Ratios to Average Net Assets:
Gross expenses	1.64%	1.64%	1.68%	1.68%	1.74%
Net expenses	1.64%	1.64%	1.68%	1.68%	1.68%
Net investment income (loss)	(1.39)%	(1.43)%	(1.52)%	(1.44)%	(1.44)%

Supplemental Data:
Net assets, end of period (000’s)	$17,917	$16,656	$12,356	$20,560	$8,019
Portfolio turnover rate(b)	138%	116%	113%	157%	170%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Japan :: 121

ProFund VP Japan seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average (the “Index”). Since the Japanese markets are not open when this Fund values its shares, it determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related, dollar-denominated futures contracts traded in the United States. For the year ended December 31, 2018, the Fund had a total return of -11.63%. For the same period, the Index had a total return of -7.89%(1), as measured in unhedged U.S. dollar terms, or -10.29%(1) in local (Japanese yen) terms and a volatility of 19.17%. The U.S. dollar-denominated Nikkei futures contracts held in the Fund are not directly impacted by the dollar/yen exchange rate, which may cause the Fund to over or underperform versus the performance of the Index measured in unhedged U.S. dollar terms, depending upon whether the U.S. dollar rises or falls in value versus the yen. During the year, the Fund was generally not exposed to fluctuations in the dollar/yen exchange rate. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the U.S.-traded U.S. dollar-denominated futures contract on the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index is a modified price-weighted index of the 225 most actively traded and liquid Japanese stocks traded in the First Section of the Tokyo Stock Exchange.

During the year ended December 31, 2018, the Fund invested in futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Japan from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Japan	-11.63%	2.80%	5.80%
Nikkei 225 Stock Average - USD	-7.89%	5.24%	8.44%
Nikkei 225 Stock Average - Yen	-10.29%	6.15%	10.53%

Expense Ratios**

Fund	Gross	Net
ProFund VP Japan	1.71%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	99%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Japan primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Nikkei 225 Stock Average — Composition

% of Index
Consumer Discretionary	22%
Industrials	20%
Information Technology	14%
Consumer Staples	12%
Health Care	11%
Communication Services	9%
Materials	7%
Financials	3%
Real Estate	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends in the Index. Unhedged U.S. dollar performance is calculated by converting U.S. dollars to yen at the beginning of the period and to U.S. dollars at the end of the period. “Local (yen)” returns are theoretical Index returns experienced by local residents living in Japan. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the U.S.-traded U.S. dollar-denominated futures contract on the index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

122 :: ProFund VP Japan :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Repurchase Agreements(a) (94.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $8,105,217	$8,104,000	$8,104,000
TOTAL REPURCHASE AGREEMENTS (Cost $8,104,000)		8,104,000
TOTAL INVESTMENT SECURITIES (Cost $8,104,000)—94.2%		8,104,000
Net other assets (liabilities)—5.8%		501,586
NET ASSETS—100.0%		$8,605,586

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Nikkei 225 Futures Contracts	86	3/8/19	$8,541,950	$(607,722)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Japan :: 123

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$8,104,000
Repurchase agreements, at value	8,104,000
Total Investment Securities, at value	8,104,000
Cash	677
Segregated cash balances with brokers	529,760
Interest receivable	608
Receivable for capital shares issued	34,699
Prepaid expenses	43
TOTAL ASSETS	8,669,787
LIABILITIES:
Payable for capital shares redeemed	224
Variation margin on futures contracts	40,850
Advisory fees payable	5,636
Management services fees payable	752
Administration fees payable	636
Administrative services fees payable	3,932
Distribution fees payable	3,873
Transfer agency fees payable	493
Fund accounting fees payable	395
Compliance services fees payable	54
Other accrued expenses	7,356
TOTAL LIABILITIES	64,201
NET ASSETS	$8,605,586
NET ASSETS CONSIST OF:
Capital	$10,290,289
Total distributable earnings (loss)	(1,684,703)
NET ASSETS	$8,605,586
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	187,279
Net Asset Value (offering and redemption price per share)	$45.95

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Interest	$176,721
EXPENSES:
Advisory fees	80,243
Management services fees	10,699
Administration fees	5,707
Transfer agency fees	5,906
Administrative services fees	30,229
Distribution fees	26,748
Custody fees	1,524
Fund accounting fees	4,436
Trustee fees	326
Compliance services fees	134
Other fees	4,866
Recoupment of prior expenses reduced by the Advisor	4,006
Total Gross Expenses before reductions	174,824
Expenses reimbursed by third parties	(8,044)
TOTAL NET EXPENSES	166,780
NET INVESTMENT INCOME (LOSS)	9,941
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(723,086)
Change in net unrealized appreciation/depreciation on futures contracts	(752,991)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,476,077)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,466,136)

See accompanying notes to financial statements.

124 :: ProFund VP Japan :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$9,941	$(100,599)
Net realized gains (losses) on investments	(723,086)	2,226,550
Change in net unrealized appreciation/depreciation on investments	(752,991)	(220,523)
Change in net assets resulting from operations	(1,466,136)	1,905,428
CAPITAL TRANSACTIONS:
Proceeds from shares issued	16,264,599	10,334,578
Value of shares redeemed	(19,032,974)	(10,962,697)
Change in net assets resulting from capital transactions	(2,768,375)	(628,119)
Change in net assets	(4,234,511)	1,277,309
NET ASSETS:
Beginning of period	12,840,097	11,562,788
End of period	$8,605,586	$12,840,097
SHARE TRANSACTIONS:
Issued	314,202	219,804
Redeemed	(373,863)	(236,262)
Change in shares	(59,661)	(16,458)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Japan :: 125

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016(a)	Year Ended Dec. 31, 2015(a)	Year Ended Dec. 31, 2014(a)
Net Asset Value, Beginning of Period	$52.00		$43.90	$43.71	$41.33	$75.59

Investment Activities:
Net investment income (loss)(b)	0.05		(0.41)	(0.56)	(0.76)	(0.96)
Net realized and unrealized gains (losses) on investments	(6.10)		8.51	0.75	3.14	0.26
Total income (loss) from investment activities	(6.05)		8.10	0.19	2.38	(0.70)

Distributions to Shareholders From:
Net realized gains on investments	—		—	—	—	(33.56)

Net Asset Value, End of Period	$45.95		$52.00	$43.90	$43.71	$41.33

Total Return	(11.63	)%(c)	18.45%	0.41%	5.81%	3.23%

Ratios to Average Net Assets:
Gross expenses	1.63%		1.71%	1.69%	1.68%	1.77%
Net expenses	1.56	%(c)	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.09	%(c)	(0.89)%	(1.44)%	(1.64)%	(1.66)%

Supplemental Data:
Net assets, end of period (000’s)	$8,606		$12,840	$11,563	$17,017	$11,827
Portfolio turnover rate(d)	—		—	—	—	—

(a)         As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on December 5, 2016.

(b)         Per share net investment income (loss) has been calculated using the average daily shares method.

(c)          During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.63% and 0.02%, respectively, and the total return would have been (11.71)%.

(d)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

126 :: ProFund VP Large-Cap Growth :: Management Discussion of Fund Performance

ProFund VP Large-Cap Growth seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Growth Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -1.86%. For the same period, the Index had a total return of -0.01%(1) and a volatility of 19.66%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500® that have been identified as being on the growth end of the growth-value spectrum.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Large-Cap Growth from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Large-Cap Growth	-1.86%	8.63%	12.93%
S&P 500® Growth Index	-0.01%	10.55%	14.81%

Expense Ratios**

Fund	Gross	Net
ProFund VP Large-Cap Growth	1.66%	1.66%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	7.0%
Alphabet, Inc.	5.7%
Amazon.com, Inc.	5.4%
Facebook, Inc.	2.8%
Pfizer, Inc.	2.3%

S&P 500® Growth Index — Composition

% of Index
Information Technology	25%
Health Care	19%
Communication Services	14%
Consumer Discretionary	12%
Industrials	8%
Consumer Staples	6%
Financials	5%
Energy	4%
Real Estate	3%
Materials	2%
Utilities	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Large-Cap Growth :: 127

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (99.1%)

	Shares	Value
3M Co. (Industrial Conglomerates)	649	$123,660
Abbott Laboratories (Health Care Equipment & Supplies)	3,894	281,652
AbbVie, Inc. (Biotechnology)	1,711	157,737
ABIOMED, Inc.* (Health Care Equipment & Supplies)	118	38,355
Accenture PLC—Class A (IT Services)	649	91,515
Adobe Systems, Inc.* (Software)	1,062	240,267
Advance Auto Parts, Inc. (Specialty Retail)	118	18,580
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	1,947	35,942
Agilent Technologies, Inc. (Life Sciences Tools & Services)	354	23,881
Air Products & Chemicals, Inc. (Chemicals)	472	75,544
Akamai Technologies, Inc.* (IT Services)	354	21,622
Alexion Pharmaceuticals, Inc.* (Biotechnology)	472	45,954
Align Technology, Inc.* (Health Care Equipment & Supplies)	59	12,356
Allegion PLC (Building Products)	118	9,406
Alliance Data Systems Corp. (IT Services)	118	17,709
Alliant Energy Corp. (Electric Utilities)	295	12,464
Alphabet, Inc.*—Class A (Interactive Media & Services)	649	678,179
Alphabet, Inc.*—Class C (Interactive Media & Services)	708	733,212
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	885	1,329,243
Ameren Corp. (Multi-Utilities)	531	34,637
American Express Co. (Consumer Finance)	767	73,110
American Tower Corp. (Equity Real Estate Investment Trusts)	1,003	158,665
American Water Works Co., Inc. (Water Utilities)	236	21,422
Ameriprise Financial, Inc. (Capital Markets)	177	18,473
AMETEK, Inc. (Electrical Equipment)	531	35,948
Amgen, Inc. (Biotechnology)	944	183,769
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	236	19,121
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	1,121	49,145
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	472	40,512
ANSYS, Inc.* (Software)	177	25,300
Aon PLC (Insurance)	354	51,457
Apache Corp. (Oil, Gas & Consumable Fuels)	826	21,683
Apartment Investment & Management Co.—Class A (Equity Real Estate Investment Trusts)	354	15,534
Aptiv PLC (Auto Components)	354	21,796
Arista Networks, Inc.* (Communications Equipment)	118	24,863
Arthur J. Gallagher & Co. (Insurance)	295	21,742
Autodesk, Inc.* (Software)	472	60,704
Automatic Data Processing, Inc. (IT Services)	1,003	131,513
AutoZone, Inc.* (Specialty Retail)	59	49,462
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	236	41,076
Avery Dennison Corp. (Containers & Packaging)	59	5,300
Ball Corp. (Containers & Packaging)	531	24,415
Baxter International, Inc. (Health Care Equipment & Supplies)	472	31,067
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	354	79,763
Berkshire Hathaway, Inc.*—Class B (Diversified Financial Services)	2,065	421,633
Biogen, Inc.* (Biotechnology)	236	71,017
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	59	101,623
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	177	19,921
Boston Scientific Corp.* (Health Care Equipment & Supplies)	3,068	108,423
Bristol-Myers Squibb Co. (Pharmaceuticals)	1,829	95,071
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	944	240,040
Broadridge Financial Solutions, Inc. (IT Services)	236	22,715
Brown-Forman Corp.—Class B (Beverages)	354	16,843
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	649	14,505
Cadence Design Systems, Inc.* (Software)	354	15,392
CarMax, Inc.* (Specialty Retail)	177	11,103
CBOE Holdings, Inc. (Capital Markets)	236	23,088
Celanese Corp. — Series A (Chemicals)	177	15,925
Celgene Corp.* (Biotechnology)	708	45,376
Cerner Corp.* (Health Care Technology)	708	37,128
CF Industries Holdings, Inc. (Chemicals)	236	10,268
Charter Communications, Inc.*—Class A (Media)	177	50,440
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	59	25,476
Church & Dwight Co., Inc. (Household Products)	531	34,919
Cigna Corp. (Health Care Providers & Services)	472	89,641
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	118	7,275
Cincinnati Financial Corp. (Insurance)	177	13,703
Cintas Corp. (Commercial Services & Supplies)	177	29,734
Cisco Systems, Inc. (Communications Equipment)	10,030	434,599
Citrix Systems, Inc. (Software)	295	30,226
CMS Energy Corp. (Multi-Utilities)	354	17,576
Colgate-Palmolive Co. (Household Products)	1,121	66,722
Comcast Corp.—Class A (Media)	4,661	158,707
Comerica, Inc. (Banks)	177	12,158
Concho Resources, Inc.* (Oil, Gas & Consumable Fuels)	236	24,258
ConocoPhillips (Oil, Gas & Consumable Fuels)	2,537	158,182
Constellation Brands, Inc.—Class A (Beverages)	354	56,930
Copart, Inc.* (Commercial Services & Supplies)	295	14,095
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	354	38,455
CSX Corp. (Road & Rail)	1,770	109,970
Danaher Corp. (Health Care Equipment & Supplies)	767	79,093
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	177	17,675
DaVita HealthCare Partners, Inc.* (Health Care Providers & Services)	295	15,181

See accompanying notes to financial statements.

128 :: ProFund VP Large-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares		Value
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	1,062		$23,937
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	354		32,816
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	236		25,146
Discover Financial Services (Consumer Finance)	472		27,839
Dollar General Corp. (Multiline Retail)	590		63,767
Dominion Resources, Inc. (Multi-Utilities)	767		54,810
Duke Realty Corp. (Equity Real Estate Investment Trusts)	531		13,753
E*TRADE Financial Corp. (Capital Markets)	354		15,534
Eastman Chemical Co. (Chemicals)	177		12,940
Eaton Corp. PLC (Electrical Equipment)	472		32,408
eBay, Inc.* (Internet & Direct Marketing Retail)	767		21,530
Ecolab, Inc. (Chemicals)	590		86,937
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	472		72,296
Electronic Arts, Inc.* (Entertainment)	295		23,278
Eli Lilly & Co. (Pharmaceuticals)	2,124		245,789
Equifax, Inc. (Professional Services)	177		16,484
Equinix, Inc. (Equity Real Estate Investment Trusts)	118		41,602
Equity Residential (Equity Real Estate Investment Trusts)	531		35,051
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	118		28,935
Eversource Energy (Electric Utilities)	413		26,862
Expedia, Inc. (Internet & Direct Marketing Retail)	177		19,939
Expeditors International of Washington, Inc. (Air Freight & Logistics)	413		28,121
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	177		16,015
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	5,251		358,065
F5 Networks, Inc.* (Communications Equipment)	118		19,120
Facebook, Inc.*—Class A (Interactive Media & Services)	5,369		703,822
Fastenal Co. (Trading Companies & Distributors)	649		33,936
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	59		6,964
FedEx Corp. (Air Freight & Logistics)	236		38,074
Fidelity National Information Services, Inc. (IT Services)	708		72,605
First Horizon National Corp. (Banks)	—	(a)	—	(b)
First Republic Bank (Banks)	354		30,763
Fiserv, Inc.* (Consumer Finance)	885		65,039
FleetCor Technologies, Inc.* (IT Services)	118		21,915
Flowserve Corp. (Machinery)	177		6,730
FMC Corp. (Chemicals)	118		8,727
Foot Locker, Inc. (Specialty Retail)	118		6,278
Fortinet, Inc.* (Software)	295		20,777
Freeport-McMoRan, Inc. (Metals & Mining)	1,475		15,207
Garmin, Ltd. (Household Durables)	177		11,208
Gartner, Inc.* (IT Services)	177		22,628
Global Payments, Inc. (IT Services)	354		36,508
H & R Block, Inc. (Diversified Consumer Services)	295		7,484
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	354		4,436
Harris Corp. (Aerospace & Defense)	118		15,889
Hasbro, Inc. (Leisure Products)	177		14,382
HCA Holdings, Inc. (Health Care Providers & Services)	590		73,426
HCP, Inc. (Equity Real Estate Investment Trusts)	1,062		29,662
Henry Schein, Inc.* (Health Care Providers & Services)	177		13,898
Hess Corp. (Oil, Gas & Consumable Fuels)	295		11,948
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	649		46,598
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	354		18,096
Hologic, Inc.* (Health Care Equipment & Supplies)	354		14,549
Honeywell International, Inc. (Industrial Conglomerates)	826		109,131
Hormel Foods Corp. (Food Products)	590		25,181
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	767		12,786
Humana, Inc. (Health Care Providers & Services)	295		84,512
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	177		32,926
IHS Markit, Ltd.* (Professional Services)	826		39,623
Illinois Tool Works, Inc. (Machinery)	295		37,374
Illumina, Inc.* (Life Sciences Tools & Services)	354		106,175
Incyte Corp.* (Biotechnology)	177		11,255
Ingersoll-Rand PLC (Machinery)	531		48,443
Intel Corp. (Semiconductors & Semiconductor Equipment)	6,785		318,419
Intercontinental Exchange, Inc. (Capital Markets)	1,239		93,335
Intuit, Inc. (Software)	590		116,142
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	236		113,025
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	236		27,416
J.B. Hunt Transport Services, Inc. (Road & Rail)	118		10,979
Jack Henry & Associates, Inc. (IT Services)	59		7,465
Johnson & Johnson (Pharmaceuticals)	3,540		456,837
Kansas City Southern Industries, Inc. (Road & Rail)	118		11,263
Kellogg Co. (Food Products)	590		33,636
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	413		25,639
Kimberly-Clark Corp. (Household Products)	413		47,057
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	177		15,840
L3 Technologies, Inc. (Aerospace & Defense)	118		20,492
Lamb Weston Holding, Inc. (Food Products)	354		26,040
Linde PLC (Chemicals)	826		128,890
Lockheed Martin Corp. (Aerospace & Defense)	354		92,691
Lowe’s Cos., Inc. (Specialty Retail)	826		76,289
Macy’s, Inc. (Multiline Retail)	295		8,785
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	1,829		26,228
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	236		25,655
Marsh & McLennan Cos., Inc. (Insurance)	708		56,462
Martin Marietta Materials, Inc. (Construction Materials)	59		10,140
Masco Corp. (Building Products)	295		8,626
MasterCard, Inc.—Class A (IT Services)	2,006		378,433

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Growth :: 129

Common Stocks, continued

	Shares	Value
Mattel, Inc.* (Leisure Products)	354	$3,536
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	354	18,001
McCormick & Co., Inc. (Food Products)	295	41,076
McDonald’s Corp. (Hotels, Restaurants & Leisure)	1,711	303,823
Medtronic PLC (Health Care Equipment & Supplies)	3,009	273,699
Merck & Co., Inc. (Pharmaceuticals)	5,782	441,803
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	59	33,369
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	295	21,216
Microsoft Corp. (Software)	17,169	1,743,856
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	118	11,293
Monster Beverage Corp.* (Beverages)	885	43,560
Moody’s Corp. (Capital Markets)	177	24,787
Motorola Solutions, Inc. (Communications Equipment)	354	40,724
MSCI, Inc.—Class A (Capital Markets)	177	26,095
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	531	31,685
Netflix, Inc.* (Entertainment)	944	252,672
Newell Rubbermaid, Inc. (Household Durables)	472	8,774
Newfield Exploration Co.* (Oil, Gas & Consumable Fuels)	177	2,595
NextEra Energy, Inc. (Electric Utilities)	1,062	184,597
NIKE, Inc.—Class B (Textiles, Apparel & Luxury Goods)	1,416	104,981
Nordstrom, Inc. (Multiline Retail)	118	5,500
Norfolk Southern Corp. (Road & Rail)	413	61,760
Northern Trust Corp. (Capital Markets)	236	19,727
NRG Energy, Inc. (Independent Power and Renewable Electricity Producers)	649	25,700
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	708	94,518
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	1,652	101,400
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	531	28,647
Oracle Corp. (Software)	3,009	135,856
O’Reilly Automotive, Inc.* (Specialty Retail)	177	60,946
Paychex, Inc. (IT Services)	413	26,907
PayPal Holdings, Inc.* (IT Services)	2,596	218,298
PepsiCo, Inc. (Beverages)	1,888	208,586
PerkinElmer, Inc. (Life Sciences Tools & Services)	118	9,269
Pfizer, Inc. (Pharmaceuticals)	12,862	561,425
Philip Morris International, Inc. (Tobacco)	1,770	118,165
Pinnacle West Capital Corp. (Electric Utilities)	236	20,107
PPG Industries, Inc. (Chemicals)	236	24,126
Public Storage (Equity Real Estate Investment Trusts)	354	71,653
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	1,416	80,585
Raytheon Co. (Aerospace & Defense)	295	45,238
Realty Income Corp. (Equity Real Estate Investment Trusts)	472	29,755
Red Hat, Inc.* (Software)	413	72,539
Regency Centers Corp. (Equity Real Estate Investment Trusts)	177	10,386
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	118	44,073
Republic Services, Inc.—Class A (Commercial Services & Supplies)	236	17,013
ResMed, Inc. (Health Care Equipment & Supplies)	295	33,592
Robert Half International, Inc. (Professional Services)	118	6,750
Rockwell Automation, Inc. (Electrical Equipment)	118	17,757
Rollins, Inc. (Commercial Services & Supplies)	354	12,779
Roper Technologies, Inc. (Industrial Conglomerates)	236	62,899
Ross Stores, Inc. (Specialty Retail)	472	39,270
S&P Global, Inc. (Capital Markets)	531	90,238
Salesforce.com, Inc.* (Software)	1,711	234,356
SBA Communications Corp.* (Equity Real Estate Investment Trusts)	118	19,103
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	354	13,661
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	472	79,291
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	236	15,817
Starbucks Corp. (Hotels, Restaurants & Leisure)	1,416	91,190
Stryker Corp. (Health Care Equipment & Supplies)	413	64,738
SVB Financial Group* (Banks)	118	22,411
Synopsys, Inc.* (Software)	177	14,910
Sysco Corp. (Food & Staples Retailing)	649	40,666
T. Rowe Price Group, Inc. (Capital Markets)	295	27,234
Take-Two Interactive Software, Inc.* (Entertainment)	236	24,294
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	413	13,939
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	1,416	133,812
The Boeing Co. (Aerospace & Defense)	1,180	380,549
The Charles Schwab Corp. (Capital Markets)	1,416	58,806
The Clorox Co. (Household Products)	295	45,471
The Coca-Cola Co. (Beverages)	4,425	209,525
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	59	15,016
The Estee Lauder Cos., Inc.—Class A (Personal Products)	354	46,055
The Hershey Co. (Food Products)	177	18,971
The Home Depot, Inc. (Specialty Retail)	1,180	202,749
The Mosaic Co. (Chemicals)	354	10,340
The Nasdaq OMX Group, Inc. (Capital Markets)	177	14,438
The Procter & Gamble Co. (Household Products)	3,127	287,434
The Progressive Corp. (Insurance)	708	42,714
The Sherwin-Williams Co. (Chemicals)	118	46,428
The TJX Cos., Inc. (Specialty Retail)	2,773	124,064
The Walt Disney Co. (Entertainment)	1,829	200,550
The Western Union Co. (IT Services)	413	7,046
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	885	198,054
Tiffany & Co. (Specialty Retail)	118	9,500
Torchmark Corp. (Insurance)	118	8,795
Total System Services, Inc. (IT Services)	236	19,184
Tractor Supply Co. (Specialty Retail)	295	24,615
TransDigm Group, Inc.* (Aerospace & Defense)	118	40,127
TripAdvisor, Inc.* (Interactive Media & Services)	177	9,547
Twenty-First Century Fox, Inc.—Class A (Entertainment)	1,062	51,103
Twenty-First Century Fox, Inc.—Class B (Entertainment)	472	22,552

See accompanying notes to financial statements.

130 :: ProFund VP Large-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares	Value
Twitter, Inc.* (Interactive Media & Services)	1,593	$45,783
U.S. Bancorp (Banks)	3,363	153,688
UDR, Inc. (Equity Real Estate Investment Trusts)	354	14,025
Ulta Salon, Cosmetics & Fragrance, Inc.* (Specialty Retail)	118	28,891
Under Armour, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	295	5,213
Under Armour, Inc.*—Class C (Textiles, Apparel & Luxury Goods)	295	4,770
Union Pacific Corp. (Road & Rail)	1,652	228,356
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	767	74,806
United Rentals, Inc.* (Trading Companies & Distributors)	118	12,099
United Technologies Corp. (Aerospace & Defense)	885	94,235
Universal Health Services, Inc.—Class B (Health Care Providers & Services)	118	13,754
V.F. Corp. (Textiles, Apparel & Luxury Goods)	708	50,509
Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	177	20,056
VeriSign, Inc.* (IT Services)	236	34,996
Verisk Analytics, Inc.*—Class A (Professional Services)	236	25,733
Verizon Communications, Inc. (Diversified Telecommunication Services)	9,204	517,449
Vertex Pharmaceuticals, Inc.* (Biotechnology)	590	97,769
Visa, Inc.—Class A (Consumer Finance)	3,894	513,775
Vornado Realty Trust (Equity Real Estate Investment Trusts)	177	10,979
Vulcan Materials Co. (Construction Materials)	118	11,659
W.W. Grainger, Inc. (Trading Companies & Distributors)	118	33,318
Waste Management, Inc. (Commercial Services & Supplies)	885	78,757
Waters Corp.* (Life Sciences Tools & Services)	118	22,261
WEC Energy Group, Inc. (Multi-Utilities)	354	24,518
WellCare Health Plans, Inc.* (Health Care Providers & Services)	118	27,859
Welltower, Inc. (Equity Real Estate Investment Trusts)	826	57,333
Xcel Energy, Inc. (Electric Utilities)	531	26,162
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	590	50,250
Xylem, Inc. (Machinery)	413	27,555
YUM! Brands, Inc. (Hotels, Restaurants & Leisure)	708	65,079
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	472	48,956
Zoetis, Inc. (Pharmaceuticals)	590	50,469
TOTAL COMMON STOCKS (Cost $13,958,056)		24,608,277

Repurchase Agreements(c) (1.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $265,040	$265,000	$265,000
TOTAL REPURCHASE AGREEMENTS (Cost $265,000)		265,000
TOTAL INVESTMENT SECURITIES (Cost $14,223,056)—100.2%		24,873,277
Net other assets (liabilities)—(0.2)%		(52,027)
NET ASSETS—100.0%		$24,821,250

*                 Non-income producing security.

(a)         Number of shares is less than 0.50

(b)         Amount is less than $0.50.

(c)          The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Growth :: 131

ProFund VP Large-Cap Growth invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Aerospace & Defense	$689,221	2.7%
Air Freight & Logistics	141,001	0.6%
Auto Components	21,796	0.1%
Banks	219,020	0.9%
Beverages	535,444	2.1%
Biotechnology	656,950	2.6%
Building Products	18,032	0.1%
Capital Markets	411,755	1.7%
Chemicals	420,125	1.7%
Commercial Services & Supplies	152,378	0.6%
Communications Equipment	519,306	2.1%
Construction Materials	21,799	0.1%
Consumer Finance	679,763	2.7%
Containers & Packaging	29,715	0.1%
Diversified Consumer Services	7,484	NM
Diversified Financial Services	421,633	1.6%
Diversified Telecommunication Services	517,449	2.1%
Electric Utilities	270,192	1.1%
Electrical Equipment	86,113	0.3%
Electronic Equipment, Instruments & Components	44,760	0.2%
Entertainment	574,449	2.3%
Equity Real Estate Investment Trusts	787,383	3.2%
Food & Staples Retailing	40,666	0.2%
Food Products	144,904	0.6%
Health Care Equipment & Supplies	1,319,562	5.3%
Health Care Providers & Services	318,271	1.3%
Health Care Technology	37,128	0.1%
Hotels, Restaurants & Leisure	575,496	2.3%
Household Durables	19,982	0.1%
Household Products	481,603	1.9%
Independent Power and Renewable Electricity Producers	25,700	0.1%
Industrial Conglomerates	295,690	1.2%
Insurance	194,873	0.8%
Interactive Media & Services	2,170,543	8.8%
Internet & Direct Marketing Retail	1,472,335	6.0%
IT Services	1,131,059	4.6%
Leisure Products	17,918	0.1%
Life Sciences Tools & Services	420,425	1.7%
Machinery	120,102	0.5%
Media	209,147	0.8%
Metals & Mining	15,207	0.1%
Multiline Retail	78,052	0.3%
Multi-Utilities	131,541	0.5%
Oil, Gas & Consumable Fuels	878,780	3.5%
Personal Products	46,055	0.2%
Pharmaceuticals	1,851,394	7.5%
Professional Services	88,590	0.4%
Road & Rail	422,328	1.7%
Semiconductors & Semiconductor Equipment	1,064,952	4.3%
Software	2,710,325	10.9%
Specialty Retail	651,747	2.6%
Technology Hardware, Storage & Peripherals	45,346	0.2%
Textiles, Apparel & Luxury Goods	183,848	0.7%
Tobacco	118,165	0.5%
Trading Companies & Distributors	79,353	0.3%
Water Utilities	21,422	0.1%
Other**	212,973	0.9%
Total	$24,821,250	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM         Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

132 :: ProFund VP Large-Cap Growth :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$14,223,056
Securities, at value	24,608,277
Repurchase agreements, at value	265,000
Total Investment Securities, at value	24,873,277
Dividends and interest receivable	18,497
Receivable for capital shares issued	116,564
Receivable for investments sold	2,187
Prepaid expenses	1,878
TOTAL ASSETS	25,012,403
LIABILITIES:
Payable for investments purchased	34,983
Payable for capital shares redeemed	33,590
Cash overdraft	61,460
Advisory fees payable	15,399
Management services fees payable	2,053
Administration fees payable	1,864
Administrative services fees payable	10,357
Distribution fees payable	10,934
Trustee fees payable	6
Transfer agency fees payable	1,446
Fund accounting fees payable	1,234
Compliance services fees payable	168
Other accrued expenses	17,659
TOTAL LIABILITIES	191,153
NET ASSETS	$24,821,250
NET ASSETS CONSIST OF:
Capital	$9,319,769
Total distributable earnings (loss)	15,501,481
NET ASSETS	$24,821,250
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	381,751
Net Asset Value (offering and redemption price per share)	$65.02

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$452,187
Interest	1,468
TOTAL INVESTMENT INCOME	453,655
EXPENSES:
Advisory fees	248,260
Management services fees	33,101
Administration fees	17,777
Transfer agency fees	18,233
Administrative services fees	94,384
Distribution fees	82,753
Custody fees	6,584
Fund accounting fees	15,473
Trustee fees	952
Compliance services fees	387
Other fees	32,015
Recoupment of prior expenses reduced by the Advisor	9,199
Total Gross Expenses before reductions	559,118
Expenses reduced and reimbursed by the Advisor	(4,661)
TOTAL NET EXPENSES	554,457
NET INVESTMENT INCOME (LOSS)	(100,802)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	5,853,659
Change in net unrealized appreciation/depreciation on investment securities	(6,404,102)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(550,443)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(651,245)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Growth :: 133

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(100,802)	$(21,118)
Net realized gains (losses) on investments	5,853,659	1,544,467
Change in net unrealized appreciation/depreciation on investments	(6,404,102)	5,344,300
Change in net assets resulting from operations	(651,245)	6,867,649
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(1,437,998)	(1,217,906)
Change in net assets resulting from distributions	(1,437,998)	(1,217,906)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	47,783,214	52,801,003
Distributions reinvested	1,437,998	1,217,906
Value of shares redeemed	(56,708,447)	(51,283,273)
Change in net assets resulting from capital transactions	(7,487,235)	2,735,636
Change in net assets	(9,576,478)	8,385,379
NET ASSETS:
Beginning of period	34,397,728	26,012,349
End of period	$24,821,250	$34,397,728
SHARE TRANSACTIONS:
Issued	666,357	839,144
Reinvested	19,950	18,620
Redeemed	(801,492)	(813,393)
Change in shares	(115,185)	44,371

See accompanying notes to financial statements.

134 :: ProFund VP Large-Cap Growth :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$69.22	$57.48	$59.38	$57.23	$50.75

Investment Activities:
Net investment income (loss)(a)	(0.22)	(0.04)	(0.06)	0.03	0.01
Net realized and unrealized gains (losses) on investments	(0.74)	14.41	3.07	2.12	6.54
Total income (loss) from investment activities	(0.96)	14.37	3.01	2.15	6.55

Distributions to Shareholders From:
Net investment income	—	—	(0.03)	—	(0.07)
Net realized gains on investments	(3.24)	(2.63)	(4.88)	—	—
Total distributions	(3.24)	(2.63)	(4.91)	—	(0.07)

Net Asset Value, End of Period	$65.02	$69.22	$57.48	$59.38	$57.23

Total Return	(1.86)%	25.29%	5.01%	3.76%	12.93%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.68%	1.68%	1.68%	1.76%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.30)%	(0.07)%	(0.10)%	0.05%	0.02%

Supplemental Data:
Net assets, end of period (000’s)	$24,821	$34,398	$26,012	$35,086	$47,502
Portfolio turnover rate(b)	149%	154%	150%	141%	124%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Large-Cap Value :: 135

ProFund VP Large-Cap Value seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Value Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -10.63%. For the same period, the Index had a total return of -8.95%(1) and a volatility of 15.22%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500® that have been identified as being on the value end of the growth-value spectrum.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Large-Cap Value from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Large-Cap Value	-10.63%	4.25%	9.41%
S&P 500® Value Index	-8.95%	6.06%	11.21%

Expense Ratios**

Fund	Gross	Net
ProFund VP Large-Cap Value	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	6.8%
JPMorgan Chase & Co.	3.1%
UnitedHealth Group, Inc.	2.3%
Bank of America Corp.	2.1%
AT&T, Inc.	2.0%

S&P 500® Value Index — Composition

% of Index
Financials	22%
Information Technology	15%
Health Care	12%
Industrials	10%
Consumer Staples	9%
Consumer Discretionary	7%
Energy	7%
Communication Services	6%
Utilities	5%
Materials	4%
Real Estate	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

136 :: ProFund VP Large-Cap Value :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (99.7%)

	Shares	Value
3M Co. (Industrial Conglomerates)	396	$75,454
A.O. Smith Corp. (Building Products)	264	11,273
AbbVie, Inc. (Biotechnology)	1,056	97,353
Accenture PLC—Class A (IT Services)	528	74,453
Activision Blizzard, Inc. (Entertainment)	1,056	49,178
Advance Auto Parts, Inc. (Specialty Retail)	132	20,785
Affiliated Managers Group, Inc. (Capital Markets)	132	12,862
Aflac, Inc. (Insurance)	1,056	48,111
Agilent Technologies, Inc. (Life Sciences Tools & Services)	264	17,809
Alaska Air Group, Inc. (Airlines)	132	8,032
Albemarle Corp. (Chemicals)	132	10,173
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	132	15,212
Align Technology, Inc.* (Health Care Equipment & Supplies)	132	27,645
Allegion PLC (Building Products)	132	10,522
Allergan PLC (Pharmaceuticals)	528	70,572
Alliant Energy Corp. (Electric Utilities)	132	5,577
Altria Group, Inc. (Tobacco)	2,772	136,909
American Airlines Group, Inc. (Airlines)	660	21,193
American Electric Power Co., Inc. (Electric Utilities)	660	49,328
American Express Co. (Consumer Finance)	528	50,330
American International Group, Inc. (Insurance)	1,320	52,021
American Water Works Co., Inc. (Water Utilities)	132	11,982
Ameriprise Financial, Inc. (Capital Markets)	132	13,777
AmerisourceBergen Corp. (Health Care Providers & Services)	264	19,642
Amgen, Inc. (Biotechnology)	264	51,393
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	264	21,389
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	264	22,659
Anthem, Inc. (Health Care Providers & Services)	396	104,001
Aon PLC (Insurance)	132	19,188
Apple, Inc. (Technology Hardware, Storage & Peripherals)	6,600	1,041,084
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	1,452	47,538
Aptiv PLC (Auto Components)	132	8,127
Archer-Daniels-Midland Co. (Food Products)	792	32,448
Arconic, Inc. (Aerospace & Defense)	660	11,128
Arthur J. Gallagher & Co. (Insurance)	132	9,728
Assurant, Inc. (Insurance)	132	11,806
AT&T, Inc. (Diversified Telecommunication Services)	10,692	305,149
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	132	22,975
Avery Dennison Corp. (Containers & Packaging)	132	11,858
Baker Hughes, Inc.—Class A (Energy Equipment & Services)	792	17,028
Ball Corp. (Containers & Packaging)	132	6,069
Bank of America Corp. (Banks)	13,332	328,501
Baxter International, Inc. (Health Care Equipment & Supplies)	396	26,065
BB&T Corp. (Banks)	1,188	51,464
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	132	29,742
Berkshire Hathaway, Inc.*—Class B (Diversified Financial Services)	1,452	296,469
Best Buy Co., Inc. (Specialty Retail)	396	20,972
Biogen, Inc.* (Biotechnology)	132	39,721
BlackRock, Inc.—Class A (Capital Markets)	132	51,852
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	132	227,360
BorgWarner, Inc. (Auto Components)	264	9,172
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	132	14,857
Brighthouse Financial, Inc.* (Insurance)	132	4,023
Bristol-Myers Squibb Co. (Pharmaceuticals)	1,188	61,752
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	264	22,200
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	132	2,950
Cadence Design Systems, Inc.* (Software)	132	5,739
Campbell Soup Co. (Food Products)	264	8,709
Capital One Financial Corp. (Consumer Finance)	660	49,889
Cardinal Health, Inc. (Health Care Providers & Services)	396	17,662
CarMax, Inc.* (Specialty Retail)	132	8,280
Carnival Corp.—Class A (Hotels, Restaurants & Leisure)	528	26,030
Caterpillar, Inc. (Machinery)	924	117,414
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	528	21,141
CBS Corp.—Class B (Media)	528	23,084
Celanese Corp. — Series A (Chemicals)	132	11,876
Celgene Corp.* (Biotechnology)	528	33,840
Centene Corp.* (Health Care Providers & Services)	264	30,439
CenterPoint Energy, Inc. (Multi-Utilities)	792	22,358
CenturyLink, Inc. (Diversified Telecommunication Services)	1,452	21,998
CF Industries Holdings, Inc. (Chemicals)	132	5,743
Charter Communications, Inc.*—Class A (Media)	132	37,616
Chevron Corp. (Oil, Gas & Consumable Fuels)	2,772	301,566
Chubb, Ltd. (Insurance)	660	85,259
Cigna Corp. (Health Care Providers & Services)	264	50,139
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	132	8,138
Cincinnati Financial Corp. (Insurance)	132	10,219
Citigroup, Inc. (Banks)	3,564	185,542
Citizens Financial Group, Inc. (Banks)	660	19,622
CME Group, Inc. (Capital Markets)	528	99,328
CMS Energy Corp. (Multi-Utilities)	132	6,554
Cognizant Technology Solutions Corp. (IT Services)	792	50,276
Colgate-Palmolive Co. (Household Products)	528	31,427
Comcast Corp.—Class A (Media)	3,564	121,355
Comerica, Inc. (Banks)	132	9,067
ConAgra Foods, Inc. (Food Products)	660	14,098
Concho Resources, Inc.* (Oil, Gas & Consumable Fuels)	132	13,568
Consolidated Edison, Inc. (Multi-Utilities)	396	30,278
Copart, Inc.* (Commercial Services & Supplies)	132	6,307
Corning, Inc. (Electronic Equipment, Instruments & Components)	1,188	35,889

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Value :: 137

Common Stocks, continued

	Shares		Value
Costco Wholesale Corp. (Food & Staples Retailing)	660		$134,449
Coty, Inc. (Personal Products)	660		4,330
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	396		43,017
Cummins, Inc. (Machinery)	264		35,281
CVS Health Corp. (Health Care Providers & Services)	1,848		121,081
D.R. Horton, Inc. (Household Durables)	528		18,300
Danaher Corp. (Health Care Equipment & Supplies)	396		40,836
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	132		13,182
Deere & Co. (Machinery)	528		78,762
Delta Air Lines, Inc. (Airlines)	924		46,108
Dentsply Sirona, Inc. (Health Care Equipment & Supplies)	264		9,823
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	132		14,065
Discover Financial Services (Consumer Finance)	132		7,785
Discovery Communications, Inc.*—Class A (Media)	264		6,531
Discovery Communications, Inc.*—Class C (Media)	528		12,186
Dish Network Corp.*—Class A (Media)	396		9,888
Dollar Tree, Inc.* (Multiline Retail)	396		35,767
Dominion Resources, Inc. (Multi-Utilities)	660		47,163
Dover Corp. (Machinery)	264		18,731
DowDuPont, Inc. (Chemicals)	3,300		176,484
DTE Energy Co. (Multi-Utilities)	264		29,119
Duke Energy Corp. (Electric Utilities)	1,056		91,133
Duke Realty Corp. (Equity Real Estate Investment Trusts)	132		3,419
DXC Technology Co. (IT Services)	396		21,055
E*TRADE Financial Corp. (Capital Markets)	132		5,792
Eastman Chemical Co. (Chemicals)	132		9,651
Eaton Corp. PLC (Electrical Equipment)	396		27,189
eBay, Inc.* (Internet & Direct Marketing Retail)	792		22,231
Edison International (Electric Utilities)	528		29,975
Electronic Arts, Inc.* (Entertainment)	264		20,832
Emerson Electric Co. (Electrical Equipment)	924		55,210
Entergy Corp. (Electric Utilities)	264		22,722
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	792		69,070
Equifax, Inc. (Professional Services)	132		12,293
Equinix, Inc. (Equity Real Estate Investment Trusts)	132		46,538
Equity Residential (Equity Real Estate Investment Trusts)	132		8,713
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	132		32,368
Everest Re Group, Ltd. (Insurance)	132		28,744
Evergy, Inc. (Electric Utilities)	396		22,481
Eversource Energy (Electric Utilities)	264		17,171
Exelon Corp. (Electric Utilities)	1,452		65,485
Expedia, Inc. (Internet & Direct Marketing Retail)	132		14,870
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	132		11,943
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	2,772		189,023
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	132		15,581
FedEx Corp. (Air Freight & Logistics)	132		21,296
Fifth Third Bancorp (Banks)	924		21,742
First Horizon National Corp. (Banks)	—	(a)	6
FirstEnergy Corp. (Electric Utilities)	660		24,783
FleetCor Technologies, Inc.* (IT Services)	132		24,515
FLIR Systems, Inc. (Electronic Equipment, Instruments & Components)	264		11,495
Flowserve Corp. (Machinery)	132		5,019
Fluor Corp. (Construction & Engineering)	264		8,501
FMC Corp. (Chemicals)	132		9,763
Foot Locker, Inc. (Specialty Retail)	132		7,022
Ford Motor Co. (Automobiles)	5,676		43,421
Fortive Corp. (Machinery)	396		26,793
Fortune Brands Home & Security, Inc. (Building Products)	264		10,029
Franklin Resources, Inc. (Capital Markets)	396		11,745
Freeport-McMoRan, Inc. (Metals & Mining)	1,188		12,248
Garmin, Ltd. (Household Durables)	132		8,358
General Dynamics Corp. (Aerospace & Defense)	396		62,255
General Electric Co. (Industrial Conglomerates)	12,804		96,926
General Mills, Inc. (Food Products)	924		35,981
General Motors Co. (Automobiles)	1,980		66,231
Genuine Parts Co. (Distributors)	264		25,350
Gilead Sciences, Inc. (Biotechnology)	1,848		115,592
H & R Block, Inc. (Diversified Consumer Services)	132		3,349
Halliburton Co. (Energy Equipment & Services)	1,320		35,086
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	264		3,308
Harley-Davidson, Inc. (Automobiles)	264		9,008
Harris Corp. (Aerospace & Defense)	132		17,774
Hartford Financial Services Group, Inc. (Insurance)	528		23,470
Hasbro, Inc. (Leisure Products)	132		10,725
Helmerich & Payne, Inc. (Energy Equipment & Services)	132		6,328
Henry Schein, Inc.* (Health Care Providers & Services)	132		10,365
Hess Corp. (Oil, Gas & Consumable Fuels)	132		5,346
Hewlett Packard Enterprises Co. (Technology Hardware, Storage & Peripherals)	2,112		27,900
Hologic, Inc.* (Health Care Equipment & Supplies)	132		5,425
Honeywell International, Inc. (Industrial Conglomerates)	528		69,759
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	528		8,802
HP, Inc. (Technology Hardware, Storage & Peripherals)	2,376		48,613
Huntington Bancshares, Inc. (Banks)	1,584		18,881
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	132		25,121
Illinois Tool Works, Inc. (Machinery)	264		33,446
Incyte Corp.* (Biotechnology)	132		8,394
Intel Corp. (Semiconductors & Semiconductor Equipment)	2,244		105,312
International Business Machines Corp. (IT Services)	1,320		150,045
International Flavors & Fragrances, Inc. (Chemicals)	132		17,724
International Paper Co. (Containers & Packaging)	660		26,637
Invesco, Ltd. (Capital Markets)	660		11,048

See accompanying notes to financial statements.

138 :: ProFund VP Large-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
IPG Photonics Corp.* (Electronic Equipment, Instruments & Components)	132	$14,954
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	132	15,334
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	396	12,834
J.B. Hunt Transport Services, Inc. (Road & Rail)	132	12,281
Jack Henry & Associates, Inc. (IT Services)	132	16,701
Jacobs Engineering Group, Inc. (Construction & Engineering)	132	7,717
Jefferies Financial Group, Inc. (Diversified Financial Services)	396	6,875
Johnson & Johnson (Pharmaceuticals)	1,584	204,415
Johnson Controls International PLC (Building Products)	1,320	39,138
JPMorgan Chase & Co. (Banks)	4,884	476,777
Juniper Networks, Inc. (Communications Equipment)	528	14,208
Kansas City Southern Industries, Inc. (Road & Rail)	132	12,599
KeyCorp (Banks)	1,452	21,461
Kimberly-Clark Corp. (Household Products)	264	30,080
Kimco Realty Corp. (Equity Real Estate Investment Trusts)	660	9,669
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	2,772	42,633
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	132	11,813
Kohl’s Corp. (Multiline Retail)	264	17,514
L Brands, Inc. (Specialty Retail)	396	10,165
L3 Technologies, Inc. (Aerospace & Defense)	132	22,923
Laboratory Corp. of America Holdings* (Health Care Providers & Services)	132	16,680
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	264	35,949
Leggett & Platt, Inc. (Household Durables)	132	4,731
Lennar Corp.—Class A (Household Durables)	396	15,503
Lincoln National Corp. (Insurance)	264	13,546
Linde PLC (Chemicals)	264	41,195
LKQ Corp.* (Distributors)	528	12,529
Lockheed Martin Corp. (Aerospace & Defense)	132	34,563
Loews Corp. (Insurance)	396	18,026
Lowe’s Cos., Inc. (Specialty Retail)	660	60,958
LyondellBasell Industries N.V.—Class A (Chemicals)	396	32,931
M&T Bank Corp. (Banks)	264	37,786
Macy’s, Inc. (Multiline Retail)	264	7,862
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	1,056	62,315
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	264	28,694
Marsh & McLennan Cos., Inc. (Insurance)	264	21,054
Martin Marietta Materials, Inc. (Construction Materials)	132	22,686
Masco Corp. (Building Products)	264	7,719
Mattel, Inc.* (Leisure Products)	264	2,637
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	132	6,712
McKesson Corp. (Health Care Providers & Services)	264	29,164
MetLife, Inc. (Insurance)	1,452	59,619
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	132	74,657
MGM Resorts International (Hotels, Restaurants & Leisure)	792	19,214
Michael Kors Holdings, Ltd.* (Textiles, Apparel & Luxury Goods)	264	10,011
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	132	9,493
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	1,584	50,260
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	132	12,632
Mohawk Industries, Inc.* (Household Durables)	132	15,439
Molson Coors Brewing Co.—Class B (Beverages)	264	14,826
Mondelez International, Inc.—Class A (Food Products)	2,112	84,543
Moody’s Corp. (Capital Markets)	132	18,485
Morgan Stanley (Capital Markets)	1,980	78,508
Mylan N.V.* (Pharmaceuticals)	792	21,701
National Oilwell Varco, Inc. (Energy Equipment & Services)	528	13,570
Nektar Therapeutics* (Pharmaceuticals)	264	8,678
Newell Rubbermaid, Inc. (Household Durables)	264	4,908
Newfield Exploration Co.* (Oil, Gas & Consumable Fuels)	132	1,935
Newmont Mining Corp. (Metals & Mining)	792	27,443
News Corp.—Class A (Media)	528	5,993
News Corp.—Class B (Media)	132	1,525
Nielsen Holdings PLC (Professional Services)	528	12,318
NIKE, Inc.—Class B (Textiles, Apparel & Luxury Goods)	924	68,506
NiSource, Inc. (Multi-Utilities)	528	13,385
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)	660	12,382
Nordstrom, Inc. (Multiline Retail)	132	6,153
Norfolk Southern Corp. (Road & Rail)	132	19,740
Northern Trust Corp. (Capital Markets)	132	11,034
Northrop Grumman Corp. (Aerospace & Defense)	264	64,654
Norwegian Cruise Line Holdings, Ltd.* (Hotels, Restaurants & Leisure)	264	11,191
Nucor Corp. (Metals & Mining)	396	20,517
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	396	52,866
Omnicom Group, Inc. (Media)	264	19,335
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	264	14,243
Oracle Corp. (Software)	1,980	89,397
PACCAR, Inc. (Machinery)	528	30,170
Packaging Corp. of America (Containers & Packaging)	132	11,017
Parker-Hannifin Corp. (Machinery)	132	19,686
Paychex, Inc. (IT Services)	132	8,600
Pentair PLC (Machinery)	264	9,974
People’s United Financial, Inc. (Banks)	528	7,619
PepsiCo, Inc. (Beverages)	792	87,500
PerkinElmer, Inc. (Life Sciences Tools & Services)	132	10,369
Perrigo Co. PLC (Pharmaceuticals)	132	5,115
PG&E Corp.* (Electric Utilities)	792	18,810
Philip Morris International, Inc. (Tobacco)	1,056	70,499
Phillips 66 (Oil, Gas & Consumable Fuels)	660	56,859
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	264	34,721
PNC Financial Services Group, Inc. (Banks)	660	77,161
PPG Industries, Inc. (Chemicals)	132	13,494
PPL Corp. (Electric Utilities)	1,056	29,916

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Value :: 139

Common Stocks, continued

	Shares	Value
Principal Financial Group, Inc. (Insurance)	396	$17,491
Prologis, Inc. (Equity Real Estate Investment Trusts)	924	54,256
Prudential Financial, Inc. (Insurance)	660	53,823
Public Service Enterprise Group, Inc. (Multi-Utilities)	792	41,224
PulteGroup, Inc. (Household Durables)	396	10,292
PVH Corp. (Textiles, Apparel & Luxury Goods)	132	12,269
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	132	8,016
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	792	45,073
Quanta Services, Inc. (Construction & Engineering)	264	7,946
Quest Diagnostics, Inc. (Health Care Providers & Services)	264	21,983
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	132	13,657
Raymond James Financial, Inc. (Capital Markets)	132	9,822
Raytheon Co. (Aerospace & Defense)	264	40,484
Realty Income Corp. (Equity Real Estate Investment Trusts)	132	8,321
Regency Centers Corp. (Equity Real Estate Investment Trusts)	132	7,746
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	132	49,302
Regions Financial Corp. (Banks)	1,452	19,428
Republic Services, Inc.—Class A (Commercial Services & Supplies)	132	9,516
Robert Half International, Inc. (Professional Services)	132	7,550
Rockwell Automation, Inc. (Electrical Equipment)	132	19,863
Ross Stores, Inc. (Specialty Retail)	264	21,965
Royal Caribbean Cruises, Ltd. (Hotels, Restaurants & Leisure)	264	25,817
SBA Communications Corp.* (Equity Real Estate Investment Trusts)	132	21,369
Schlumberger, Ltd. (Energy Equipment & Services)	1,980	71,437
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	132	5,094
Sealed Air Corp. (Containers & Packaging)	264	9,198
Sempra Energy (Multi-Utilities)	396	42,843
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	132	22,175
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	132	8,847
SL Green Realty Corp. (Equity Real Estate Investment Trusts)	132	10,439
Snap-on, Inc. (Machinery)	132	19,178
Southwest Airlines Co. (Airlines)	792	36,812
Stanley Black & Decker, Inc. (Machinery)	264	31,611
Starbucks Corp. (Hotels, Restaurants & Leisure)	924	59,505
State Street Corp. (Capital Markets)	528	33,301
Stryker Corp. (Health Care Equipment & Supplies)	132	20,691
SunTrust Banks, Inc. (Banks)	660	33,290
Symantec Corp. (Software)	924	17,459
Synchrony Financial (Consumer Finance)	924	21,677
Synopsys, Inc.* (Software)	132	11,120
Sysco Corp. (Food & Staples Retailing)	264	16,542
T. Rowe Price Group, Inc. (Capital Markets)	132	12,186
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	132	4,455
Target Corp. (Multiline Retail)	792	52,342
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	528	39,933
TechnipFMC PLC (Energy Equipment & Services)	660	12,923
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	528	49,896
Textron, Inc. (Aerospace & Defense)	396	18,212
The AES Corp. (Independent Power and Renewable Electricity Producers)	924	13,361
The Allstate Corp. (Insurance)	528	43,629
The Bank of New York Mellon Corp. (Capital Markets)	1,320	62,132
The Charles Schwab Corp. (Capital Markets)	792	32,892
The Coca-Cola Co. (Beverages)	2,640	125,004
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	132	33,594
The Estee Lauder Cos., Inc.—Class A (Personal Products)	132	17,173
The Gap, Inc. (Specialty Retail)	264	6,801
The Goldman Sachs Group, Inc. (Capital Markets)	528	88,203
The Goodyear Tire & Rubber Co. (Auto Components)	396	8,082
The Hershey Co. (Food Products)	132	14,148
The Home Depot, Inc. (Specialty Retail)	924	158,762
The Interpublic Group of Cos., Inc. (Media)	528	10,893
The JM Smucker Co.—Class A (Food Products)	132	12,341
The Kraft Heinz Co. (Food Products)	924	39,769
The Kroger Co. (Food & Staples Retailing)	1,188	32,670
The Macerich Co. (Equity Real Estate Investment Trusts)	132	5,713
The Mosaic Co. (Chemicals)	264	7,711
The Nasdaq OMX Group, Inc. (Capital Markets)	132	10,767
The Procter & Gamble Co. (Household Products)	1,584	145,601
The Progressive Corp. (Insurance)	396	23,891
The Sherwin-Williams Co. (Chemicals)	132	51,937
The Southern Co. (Electric Utilities)	1,452	63,772
The Travelers Cos., Inc. (Insurance)	396	47,421
The Walt Disney Co. (Entertainment)	924	101,316
The Western Union Co. (IT Services)	396	6,756
The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	1,716	37,838
Tiffany & Co. (Specialty Retail)	132	10,627
Torchmark Corp. (Insurance)	132	9,838
Total System Services, Inc. (IT Services)	132	10,730
TripAdvisor, Inc.* (Interactive Media & Services)	132	7,120
Twenty-First Century Fox, Inc.—Class A (Entertainment)	792	38,111
Twenty-First Century Fox, Inc.—Class B (Entertainment)	396	18,921
Tyson Foods, Inc.—Class A (Food Products)	396	21,146
UDR, Inc. (Equity Real Estate Investment Trusts)	132	5,230
Under Armour, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	132	2,332
Under Armour, Inc.*—Class C (Textiles, Apparel & Luxury Goods)	132	2,134
United Continental Holdings, Inc.* (Airlines)	396	33,157
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	528	51,495
United Rentals, Inc.* (Trading Companies & Distributors)	132	13,534

See accompanying notes to financial statements.

140 :: ProFund VP Large-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
United Technologies Corp. (Aerospace & Defense)	660	$70,276
UnitedHealth Group, Inc. (Health Care Providers & Services)	1,452	361,721
Universal Health Services, Inc.—Class B (Health Care Providers & Services)	132	15,386
Unum Group (Insurance)	264	7,756
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	660	49,480
Ventas, Inc. (Equity Real Estate Investment Trusts)	528	30,936
Verisk Analytics, Inc.*—Class A (Professional Services)	132	14,394
Viacom, Inc.—Class B (Entertainment)	528	13,570
Vornado Realty Trust (Equity Real Estate Investment Trusts)	132	8,188
Vulcan Materials Co. (Construction Materials)	132	13,042
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	1,188	81,176
Wal-Mart Stores, Inc. (Food & Staples Retailing)	2,112	196,732
Waters Corp.* (Life Sciences Tools & Services)	132	24,902
WEC Energy Group, Inc. (Multi-Utilities)	264	18,285
Wells Fargo & Co. (Banks)	6,204	285,880
Western Digital Corp. (Technology Hardware, Storage & Peripherals)	396	14,640
WestRock Co. (Containers & Packaging)	396	14,953
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	1,056	23,084
Whirlpool Corp. (Household Durables)	132	14,107
Willis Towers Watson PLC (Insurance)	132	20,046
Wynn Resorts, Ltd. (Hotels, Restaurants & Leisure)	132	13,056
Xcel Energy, Inc. (Electric Utilities)	396	19,511
Xerox Corp. (Technology Hardware, Storage & Peripherals)	264	5,217
Zions Bancorp (Banks)	264	10,755
Zoetis, Inc. (Pharmaceuticals)	264	22,583
TOTAL COMMON STOCKS (Cost $12,267,485)		15,357,234

Repurchase Agreements(b)—0.1%

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $8,001	$8,000	$8,000
TOTAL REPURCHASE AGREEMENTS (Cost $8,000)		8,000
TOTAL INVESTMENT SECURITIES (Cost $12,275,485)—99.8%		15,365,234
Net other assets (liabilities)—0.2%		28,610
NET ASSETS—100.0%		$15,393,844

*                 Non-income producing security.

(a)         Number of shares is less than 0.50

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Value :: 141

ProFund VP Large-Cap Value invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Aerospace & Defense	$367,390	2.4%
Air Freight & Logistics	94,991	0.6%
Airlines	145,302	0.9%
Auto Components	25,381	0.2%
Automobiles	118,660	0.8%
Banks	1,604,982	10.3%
Beverages	227,330	1.5%
Biotechnology	395,595	2.6%
Building Products	78,681	0.5%
Capital Markets	563,734	3.7%
Chemicals	388,682	2.6%
Commercial Services & Supplies	15,823	0.1%
Communications Equipment	14,208	0.1%
Construction & Engineering	24,164	0.2%
Construction Materials	35,728	0.2%
Consumer Finance	129,681	0.8%
Containers & Packaging	79,732	0.5%
Distributors	37,879	0.2%
Diversified Consumer Services	3,349	NM
Diversified Financial Services	303,344	2.0%
Diversified Telecommunication Services	327,147	2.2%
Electric Utilities	460,664	3.0%
Electrical Equipment	102,262	0.7%
Electronic Equipment, Instruments & Components	123,660	0.8%
Energy Equipment & Services	156,372	1.0%
Entertainment	241,928	1.6%
Equity Real Estate Investment Trusts	470,082	3.1%
Food & Staples Retailing	461,569	3.1%
Food Products	263,183	1.7%
Health Care Equipment & Supplies	193,821	1.3%
Health Care Providers & Services	798,263	5.1%
Hotels, Restaurants & Leisure	196,689	1.3%
Household Durables	91,638	0.6%
Household Products	207,108	1.3%
Independent Power and Renewable Electricity Producers	13,361	0.1%
Industrial Conglomerates	242,139	1.6%
Insurance	628,709	4.1%
Interactive Media & Services	7,120	NM
Internet & Direct Marketing Retail	264,461	1.7%
IT Services	363,131	2.4%
Leisure Products	13,362	0.1%
Life Sciences Tools & Services	143,071	0.9%
Machinery	426,065	2.7%
Media	248,406	1.6%
Metals & Mining	60,208	0.4%
Multiline Retail	119,638	0.8%
Multi-Utilities	251,209	1.6%
Oil, Gas & Consumable Fuels	902,067	5.9%
Personal Products	21,503	0.1%
Pharmaceuticals	394,816	2.6%
Professional Services	46,555	0.3%
Real Estate Management & Development	21,141	0.1%
Road & Rail	44,620	0.3%
Semiconductors & Semiconductor Equipment	454,434	3.0%
Software	123,715	0.8%
Specialty Retail	326,337	2.0%
Technology Hardware, Storage & Peripherals	1,142,548	7.3%
Textiles, Apparel & Luxury Goods	116,672	0.8%
Tobacco	207,408	1.3%
Trading Companies & Distributors	13,534	0.1%
Water Utilities	11,982	0.1%
Other**	36,610	0.3%
Total	$15,393,844	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM         Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

142 :: ProFund VP Large-Cap Value :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$12,275,485
Securities, at value	15,357,234
Repurchase agreements, at value	8,000
Total Investment Securities, at value	15,365,234
Cash	4,230
Dividends and interest receivable	25,106
Receivable for capital shares issued	33,975
Receivable for investments sold	12,612
Prepaid expenses	1,101
TOTAL ASSETS	15,442,258
LIABILITIES:
Payable for investments purchased	13,029
Payable for capital shares redeemed	488
Advisory fees payable	9,228
Management services fees payable	1,231
Administration fees payable	1,163
Administrative services fees payable	5,632
Distribution fees payable	5,232
Transfer agency fees payable	902
Fund accounting fees payable	819
Compliance services fees payable	94
Other accrued expenses	10,596
TOTAL LIABILITIES	48,414
NET ASSETS	$15,393,844
NET ASSETS CONSIST OF:
Capital	$13,195,985
Total distributable earnings (loss)	2,197,859
NET ASSETS	$15,393,844
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	372,523
Net Asset Value (offering and redemption price per share)	$41.32

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$451,377
Interest	508
TOTAL INVESTMENT INCOME	451,885
EXPENSES:
Advisory fees	134,604
Management services fees	17,947
Administration fees	9,655
Transfer agency fees	10,001
Administrative services fees	55,871
Distribution fees	44,868
Custody fees	3,317
Fund accounting fees	9,777
Trustee fees	520
Compliance services fees	221
Other fees	17,310
Recoupment of prior expenses reduced by the Advisor	473
Total Gross Expenses before reductions	304,564
Expenses reduced and reimbursed by the Advisor	(3,051)
TOTAL NET EXPENSES	301,513
NET INVESTMENT INCOME (LOSS)	150,372
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,776,026
Change in net unrealized appreciation/depreciation on investment securities	(3,851,843)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,075,817)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,925,445)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Value :: 143

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$150,372	$159,710
Net realized gains (losses) on investments	1,776,026	1,762,314
Change in net unrealized appreciation/depreciation on investments	(3,851,843)	545,263
Change in net assets resulting from operations	(1,925,445)	2,467,287
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(160,481)	(191,199)
Change in net assets resulting from distributions	(160,481)	(191,199)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	14,830,245	12,682,948
Distributions reinvested	160,481	191,199
Value of shares redeemed	(17,961,083)	(20,125,901)
Change in net assets resulting from capital transactions	(2,970,357)	(7,251,754)
Change in net assets	(5,056,283)	(4,975,666)
NET ASSETS:
Beginning of period	20,450,127	25,425,793
End of period	$15,393,844	$20,450,127
SHARE TRANSACTIONS:
Issued	326,932	290,880
Reinvested	3,551	4,308
Redeemed	(396,590)	(468,867)
Change in shares	(66,107)	(173,679)

See accompanying notes to financial statements.

144 :: ProFund VP Large-Cap Value :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$46.62	$41.52	$36.40	$38.58	$35.13

Investment Activities:
Net investment income (loss)(a)	0.38	0.35	0.38	0.36	0.29
Net realized and unrealized gains (losses) on investments	(5.29)	5.21	5.20	(2.17)	3.38
Total income (loss) from investment activities	(4.91)	5.56	5.58	(1.81)	3.67

Distributions to Shareholders From:
Net investment income	(0.39)	(0.46)	(0.46)	(0.37)	(0.22)

Net Asset Value, End of Period	$41.32	$46.62	$41.52	$36.40	$38.58

Total Return	(10.63)%	13.43%	15.43%	(4.73)%	10.47%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.68%	1.69%	1.70%	1.77%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.84%	0.81%	1.01%	0.96%	0.80%

Supplemental Data:
Net assets, end of period (000’s)	$15,394	$20,450	$25,426	$18,354	$33,674
Portfolio turnover rate(b)	116%	72%	138%	85%	126%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Mid-Cap :: 145

ProFund VP Mid-Cap seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -12.86%. For the same period, the Index had a total return of -11.08%(1) and a volatility of 16.15%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.

During the year ended December 31, 2018, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Mid-Cap	-12.86%	3.74%	11.11%
S&P MidCap 400®	-11.08%	6.03%	13.68%

Expense Ratios**

Fund	Gross	Net
ProFund VP Mid-Cap	1.62%	1.62%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	14%
Swap Agreements	85%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Mid-Cap primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

S&P MidCap 400® — Composition

% of Index
Financials	15%
Industrials	15%
Information Technology	15%
Consumer Discretionary	12%
Health Care	10%
Real Estate	10%
Materials	7%
Utilities	6%
Energy	4%
Consumer Staples	3%
Communication Services	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

146  :: ProFund VP Mid-Cap :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Repurchase Agreements(a)(b) (37.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $7,878,183	$7,877,000	$7,877,000
TOTAL REPURCHASE AGREEMENTS (Cost $7,877,000)		7,877,000
TOTAL INVESTMENT SECURITIES (Cost $7,877,000)—37.4%		7,877,000
Net other assets (liabilities)(c)—62.6%		13,161,799
NET ASSETS—100.0%		$21,038,799

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $1,285,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)          Amount includes $12,948,475 of net receivable for capital shares issued.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini S&P MidCap 400 Futures Contracts	18	3/18/19	$2,994,660	$(211,536)

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P MidCap 400	Goldman Sachs International	1/28/19	2.87%	$3,267,136	$31,848
S&P MidCap 400	UBS AG	1/28/19	2.87%	14,641,720	15,939
				$17,908,856	$47,787

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap :: 147

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$7,877,000
Repurchase agreements, at value	7,877,000
Total Investment Securities, at value	7,877,000
Cash	814
Segregated cash balances with brokers	162,360
Interest receivable	591
Unrealized appreciation on swap agreements	47,787
Receivable for capital shares issued	12,972,899
Variation margin on futures contracts	32,040
Prepaid expenses	703
TOTAL ASSETS	21,094,194
LIABILITIES:
Payable for capital shares redeemed	24,424
Advisory fees payable	6,028
Management services fees payable	804
Administration fees payable	679
Administrative services fees payable	5,792
Distribution fees payable	5,937
Transfer agency fees payable	527
Fund accounting fees payable	422
Compliance services fees payable	56
Other accrued expenses	10,726
TOTAL LIABILITIES	55,395
NET ASSETS	$21,038,799
NET ASSETS CONSIST OF:
Capital	$22,289,506
Total distributable earnings (loss)	(1,250,707)
NET ASSETS	$21,038,799
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,086,206
Net Asset Value (offering and redemption price per share)	$19.37

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Interest	$322,327
EXPENSES:
Advisory fees	154,485
Management services fees	20,598
Administration fees	9,257
Transfer agency fees	11,175
Administrative services fees	45,827
Distribution fees	51,495
Custody fees	2,982
Fund accounting fees	8,347
Trustee fees	723
Compliance services fees	142
Other fees	8,551
Total Gross Expenses before reductions	313,582
Expenses reimbursed by third parties	(7,162)
TOTAL NET EXPENSES	306,420
NET INVESTMENT INCOME (LOSS)	15,907
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(185,489)
Net realized gains (losses) on swap agreements	(826,856)
Change in net unrealized appreciation/depreciation on futures contracts	(302,055)
Change in net unrealized appreciation/depreciation on swap agreements	75,351
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,239,049)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,223,142)

See accompanying notes to financial statements.

148 :: ProFund VP Mid-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$15,907	$(275,374)
Net realized gains (losses) on investments	(1,012,345)	3,124,254
Change in net unrealized appreciation/depreciation on investments	(226,704)	319,331
Change in net assets resulting from operations	(1,223,142)	3,168,211
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(2,878,164)	(3,760,820)
Change in net assets resulting from distributions	(2,878,164)	(3,760,820)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	29,592,679	48,473,190
Distributions reinvested	2,878,164	3,760,820
Value of shares redeemed	(46,124,087)	(57,793,682)
Change in net assets resulting from capital transactions	(13,653,244)	(5,559,672)
Change in net assets	(17,754,550)	(6,152,281)
NET ASSETS:
Beginning of period	38,793,349	44,945,630
End of period	$21,038,799	$38,793,349
SHARE TRANSACTIONS:
Issued	1,332,986	1,554,228
Reinvested	123,952	133,268
Redeemed	(1,687,091)	(1,683,868)
Change in shares	(230,153)	3,628

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Mid-Cap :: 149

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$29.47		$34.24	$29.46	$31.48	$34.21

Investment Activities:
Net investment income (loss)(a)	0.02		(0.33)	(0.44)	(0.52)	(0.54)
Net realized and unrealized gains (losses) on investments	(2.56)		4.53	5.77	(0.83)	2.88
Total income (loss) from investment activities	(2.54)		4.20	5.33	(1.35)	2.34

Distributions to Shareholders From:
Net realized gains on investments	(7.56)		(8.97)	(0.55)	(0.67)	(5.07)

Net Asset Value, End of Period	$19.37		$29.47	$34.24	$29.46	$31.48

Total Return	(12.86	)%(b)	13.43%	18.19%	(4.45)%	7.65%

Ratios to Average Net Assets:
Gross expenses	1.52%		1.66%	1.68%	1.76%	1.68%
Net expenses	1.49	%(b)	1.66%	1.68%	1.68%	1.68%
Net investment income (loss)	0.08	%(b)	(0.96)%	(1.42)%	(1.64)%	(1.66)%

Supplemental Data:
Net assets, end of period (000’s)	$21,039		$38,793	$44,946	$30,118	$25,389
Portfolio turnover rate(c)	—		—	—	—	—

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.52% and 0.05%, respectively, and the total return would have been (12.94)%.

(c)          Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

150 :: ProFund VP Mid-Cap Growth :: Management Discussion of Fund Performance

ProFund VP Mid-Cap Growth seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Growth Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -11.98%. For the same period, the Index had a total return of -10.34%(1) and a volatility of 16.97%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400® that have been identified as being on the growth end of the growth-value spectrum.

Value of a $10,000 Investment at Net Asset Value*

*   The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Growth from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Mid-Cap Growth	-11.98%	4.53%	12.48%
S&P MidCap 400® Growth Index	-10.34%	6.25%	14.42%

Expense Ratios**

Fund	Gross	Net
ProFund VP Mid-Cap Growth	1.69%	1.68%

**   Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Teleflex, Inc.	1.6%
NVR, Inc.	1.5%
Domino’s Pizza, Inc.	1.4%
IDEX Corp.	1.3%
UGI Corp.	1.2%

S&P MidCap 400® Growth Index — Composition

% of Index
Information Technology	19%
Health Care	15%
Industrials	14%
Consumer Discretionary	13%
Real Estate	11%
Financials	9%
Utilities	6%
Materials	5%
Energy	3%
Communication Services	3%
Consumer Staples	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Mid-Cap Growth :: 151

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (99.9%)

	Shares	Value
Aaron’s, Inc. (Specialty Retail)	728	$30,612
ACI Worldwide, Inc.* (Software)	2,184	60,431
Adtalem Global Education, Inc.* (Diversified Consumer Services)	1,092	51,673
Allegheny Technologies, Inc.* (Metals & Mining)	2,366	51,508
AMC Networks, Inc.*—Class A (Media)	455	24,970
American Campus Communities, Inc. (Equity Real Estate Investment Trusts)	2,548	105,462
Apergy Corp.* (Energy Equipment & Services)	728	19,714
AptarGroup, Inc. (Containers & Packaging)	637	59,923
Aqua America, Inc. (Water Utilities)	1,547	52,892
ASGN, Inc.* (Professional Services)	1,001	54,555
Atmos Energy Corp. (Gas Utilities)	1,274	118,125
Avanos Medical, Inc.*—Class I (Health Care Equipment & Supplies)	910	40,759
BancorpSouth Bank (Banks)	819	21,409
Bank of Hawaii Corp. (Banks)	364	24,504
Bemis Co., Inc. (Containers & Packaging)	819	37,592
Bio-Rad Laboratories, Inc.*—Class A (Life Sciences Tools & Services)	364	84,528
Bio-Techne Corp. (Life Sciences Tools & Services)	728	105,357
Black Hills Corp. (Multi-Utilities)	1,001	62,843
Blackbaud, Inc. (Software)	546	34,343
Brinker International, Inc. (Hotels, Restaurants & Leisure)	728	32,017
Brown & Brown, Inc. (Insurance)	4,459	122,890
Cable One, Inc. (Media)	91	74,629
Cabot Corp. (Chemicals)	637	27,353
Callon Petroleum Co.* (Oil, Gas & Consumable Fuels)	4,277	27,758
Camden Property Trust (Equity Real Estate Investment Trusts)	1,001	88,138
Cantel Medical Corp. (Health Care Equipment & Supplies)	364	27,100
Carlisle Cos., Inc. (Industrial Conglomerates)	728	73,179
Cars.com, Inc.* (Interactive Media & Services)	546	11,739
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	455	37,137
Catalent, Inc.* (Pharmaceuticals)	1,547	48,235
CDK Global, Inc. (Software)	1,001	47,928
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	546	61,796
Chemed Corp. (Health Care Providers & Services)	273	77,335
Chesapeake Energy Corp.* (Oil, Gas & Consumable Fuels)	8,463	17,772
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	182	44,397
Ciena Corp.* (Communications Equipment)	2,730	92,574
Cinemark Holdings, Inc. (Entertainment)	910	32,578
Clean Harbors, Inc.* (Commercial Services & Supplies)	546	26,945
CNX Resources Corp.* (Oil, Gas & Consumable Fuels)	3,822	43,647
Cognex Corp. (Electronic Equipment, Instruments & Components)	1,547	59,822
Commerce Bancshares, Inc. (Banks)	1,183	66,687
CommVault Systems, Inc.* (Software)	728	43,018
Core Laboratories N.V. (Energy Equipment & Services)	455	27,145
Corecivic, Inc. (Equity Real Estate Investment Trusts)	1,092	19,470
CoreLogic, Inc.* (IT Services)	1,547	51,701
CoreSite Realty Corp. (Equity Real Estate Investment Trusts)	455	39,690
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	3,913	30,913
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	273	43,642
Crane Co. (Machinery)	546	39,410
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	1,911	81,743
Curtiss-Wright Corp. (Aerospace & Defense)	819	83,637
Cypress Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	6,825	86,814
CyrusOne, Inc. (Equity Real Estate Investment Trusts)	2,002	105,866
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	546	69,861
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	819	203,105
Donaldson Co., Inc. (Machinery)	1,547	67,124
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)	1,547	52,799
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)	910	58,349
Eagle Materials, Inc. (Construction Materials)	455	27,769
East West Bancorp, Inc. (Banks)	1,365	59,418
Eaton Vance Corp. (Capital Markets)	1,365	48,021
Edgewell Personal Care Co.* (Personal Products)	455	16,994
Eldorado Resorts, Inc.* (Hotels, Restaurants & Leisure)	1,183	42,836
Encompass Health Corp. (Health Care Providers & Services)	1,820	112,294
Energizer Holdings, Inc. (Household Products)	546	24,652
EnerSys (Electrical Equipment)	546	42,375
Ensco PLCADR—Class A (Energy Equipment & Services)	8,190	29,156
EPR Properties (Equity Real Estate Investment Trusts)	910	58,267
Equitrans Midstream Corp.* (Oil, Gas & Consumable Fuels)	3,822	76,516
Esterline Technologies Corp.* (Aerospace & Defense)	273	33,156
Evercore Partners, Inc.—Class A (Capital Markets)	364	26,048
Exelixis, Inc.* (Biotechnology)	2,912	57,279
F.N.B. Corp. (Banks)	2,821	27,759
FactSet Research Systems, Inc. (Capital Markets)	728	145,695
Fair Isaac Corp.* (Software)	546	102,102
Federated Investors, Inc.—Class B (Capital Markets)	819	21,744
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,547	44,646

See accompanying notes to financial statements.

152 :: ProFund VP Mid-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares	Value
Five Below, Inc.* (Specialty Retail)	1,092	$111,733
Flowers Foods, Inc. (Food Products)	1,729	31,935
GATX Corp. (Trading Companies & Distributors)	273	19,331
Genesee & Wyoming, Inc.*—Class A (Road & Rail)	546	40,415
Gentex Corp. (Auto Components)	3,640	73,564
Genworth Financial, Inc.*—Class A (Insurance)	4,277	19,931
Globus Medical, Inc.*—Class A (Health Care Equipment & Supplies)	1,456	63,016
Graco, Inc. (Machinery)	1,820	76,167
Greif, Inc.—Class A (Containers & Packaging)	182	6,754
Haemonetics Corp.* (Health Care Equipment & Supplies)	1,001	100,150
Hawaiian Electric Industries, Inc. (Electric Utilities)	1,001	36,657
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,365	38,821
Healthcare Services Group, Inc. (Commercial Services & Supplies)	728	29,251
HealthEquity, Inc.* (Health Care Providers & Services)	1,001	59,710
Helen of Troy, Ltd.* (Household Durables)	455	59,687
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts)	910	35,208
Hill-Rom Holdings, Inc. (Health Care Equipment & Supplies)	1,274	112,813
Home BancShares, Inc. (Banks)	1,365	22,304
Hubbell, Inc. (Electrical Equipment)	637	63,279
ICU Medical, Inc.* (Health Care Equipment & Supplies)	273	62,689
IDACORP, Inc. (Electric Utilities)	546	50,811
IDEX Corp. (Machinery)	1,456	183,836
Inogen, Inc.* (Health Care Equipment & Supplies)	182	22,599
Insperity, Inc. (Professional Services)	728	67,966
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	1,365	61,562
Integrated Device Technology, Inc.* (Semiconductors & Semiconductor Equipment)	2,457	118,994
Interactive Brokers Group, Inc.—Class A (Capital Markets)	1,001	54,705
InterDigital, Inc. (Communications Equipment)	364	24,181
International Speedway Corp.—Class A (Hotels, Restaurants & Leisure)	182	7,983
ITT, Inc. (Machinery)	1,638	79,066
j2 Global, Inc. (Software)	910	63,136
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	273	21,193
JBG Smith Properties (Equity Real Estate Investment Trusts)	1,456	50,683
John Wiley & Sons, Inc.—Class A (Media)	546	25,646
KBR, Inc. (Construction & Engineering)	1,274	19,339
Kemper Corp. (Insurance)	455	30,203
Kennametal, Inc. (Machinery)	1,547	51,484
Kirby Corp.* (Marine)	455	30,649
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts)	910	62,954
Lancaster Colony Corp. (Food Products)	364	64,377
Landstar System, Inc. (Road & Rail)	455	43,530
Leidos Holdings, Inc. (IT Services)	2,821	148,724
LendingTree, Inc.* (Thrifts & Mortgage Finance)	182	39,962
Lennox International, Inc. (Building Products)	728	159,330
Liberty Property Trust (Equity Real Estate Investment Trusts)	1,547	64,788
Life Storage, Inc. (Equity Real Estate Investment Trusts)	910	84,621
Ligand Pharmaceuticals, Inc.*—Class B (Biotechnology)	364	49,395
Lincoln Electric Holdings, Inc. (Machinery)	637	50,227
Littelfuse, Inc. (Electronic Equipment, Instruments & Components)	455	78,023
LivaNova PLC* (Health Care Equipment & Supplies)	910	83,238
Live Nation Entertainment, Inc.* (Entertainment)	2,639	129,971
LiveRamp Holdings, Inc.* (IT Services)	1,456	56,245
Louisiana-Pacific Corp. (Paper & Forest Products)	1,183	26,286
Lumentum Holdings, Inc.* (Communications Equipment)	728	30,583
Mack-Cali Realty Corp. (Equity Real Estate Investment Trusts)	1,092	21,392
Mallinckrodt PLC* (Pharmaceuticals)	1,547	24,443
Manhattan Associates, Inc.* (Software)	819	34,701
MarketAxess Holdings, Inc. (Capital Markets)	728	153,833
Masimo Corp.* (Health Care Equipment & Supplies)	910	97,707
Matador Resources Co.* (Oil, Gas & Consumable Fuels)	1,274	19,785
MAXIMUS, Inc. (IT Services)	1,183	77,001
MB Financial, Inc. (Banks)	819	32,457
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	6,916	111,209
Medidata Solutions, Inc.* (Health Care Technology)	728	49,082
Mercury General Corp. (Insurance)	273	14,117
Molina Healthcare, Inc.* (Health Care Providers & Services)	1,183	137,488
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	728	84,630
MSA Safety, Inc. (Commercial Services & Supplies)	637	60,050
MSC Industrial Direct Co., Inc.—Class A (Trading Companies & Distributors)	455	34,999
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	3,094	72,369
National Fuel Gas Co. (Gas Utilities)	1,638	83,833
National Instruments Corp. (Electronic Equipment, Instruments & Components)	2,093	94,980
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)	3,003	145,676
NewMarket Corp. (Chemicals)	91	37,500
Nordson Corp. (Machinery)	455	54,304
NorthWestern Corp. (Multi-Utilities)	546	32,454
NOW, Inc.* (Trading Companies & Distributors)	910	10,592
NuVasive, Inc.* (Health Care Equipment & Supplies)	1,001	49,610
NVR, Inc.* (Household Durables)	91	221,766
OGE Energy Corp. (Electric Utilities)	2,093	82,024
Old Dominion Freight Line, Inc. (Road & Rail)	819	101,138
Ollie’s Bargain Outlet Holdings, Inc.* (Multiline Retail)	1,001	66,577
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)	3,822	134,343
ONE Gas, Inc. (Gas Utilities)	546	43,462

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Growth :: 153

Common Stocks, continued

	Shares	Value
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)	182	$7,245
PBF Energy, Inc.—Class A (Oil, Gas & Consumable Fuels)	1,001	32,703
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts)	1,092	30,915
Penn National Gaming, Inc.* (Hotels, Restaurants & Leisure)	1,183	22,276
Plantronics, Inc. (Communications Equipment)	364	12,048
Pool Corp. (Distributors)	728	108,217
Post Holdings, Inc.* (Food Products)	1,274	113,551
Potlatch Corp. (Equity Real Estate Investment Trusts)	99	3,132
PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	1,092	100,420
Primerica, Inc. (Insurance)	819	80,024
PTC, Inc.* (Software)	2,002	165,966
QEP Resources, Inc.* (Oil, Gas & Consumable Fuels)	4,459	25,104
Rayonier, Inc. (Equity Real Estate Investment Trusts)	1,456	40,317
Regal Beloit Corp. (Electrical Equipment)	455	31,873
Royal Gold, Inc. (Metals & Mining)	819	70,147
RPM International, Inc. (Chemicals)	2,457	144,422
Sabre Corp. (IT Services)	5,187	112,247
Sally Beauty Holdings, Inc.* (Specialty Retail)	1,456	24,825
Scientific Games Corp.*—Class A (Hotels, Restaurants & Leisure)	1,001	17,898
SEI Investments Co. (Capital Markets)	1,365	63,063
Sensient Technologies Corp. (Chemicals)	364	20,329
Service Corp. International (Diversified Consumer Services)	3,367	135,556
Signature Bank (Banks)	637	65,490
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	819	64,545
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	637	35,436
SLM Corp.* (Consumer Finance)	8,190	68,059
Sotheby’s*—Class A (Diversified Consumer Services)	273	10,849
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	5,005	17,067
STERIS PLC (Health Care Equipment & Supplies)	1,547	165,296
Sterling Bancorp (Banks)	2,093	34,555
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	364	13,544
Syneos Health, Inc.* (Life Sciences Tools & Services)	637	25,066
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts)	728	14,720
Taubman Centers, Inc. (Equity Real Estate Investment Trusts)	637	28,977
Teledyne Technologies, Inc.* (Aerospace & Defense)	364	75,373
Teleflex, Inc. (Health Care Equipment & Supplies)	910	235,216
Tempur Sealy International, Inc.* (Household Durables)	455	18,837
Tenet Healthcare Corp.* (Health Care Providers & Services)	728	12,478
Teradata Corp.* (IT Services)	2,184	83,778
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	2,093	65,678
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	819	48,894
The Boston Beer Co., Inc.*—Class A (Beverages)	182	43,833
The Brink’s Co. (Commercial Services & Supplies)	546	35,299
The Cheesecake Factory, Inc. (Hotels, Restaurants & Leisure)	364	15,838
The Chemours Co. (Chemicals)	3,185	89,881
The Dun & Bradstreet Corp. (Professional Services)	728	103,914
The GEO Group, Inc. (Equity Real Estate Investment Trusts)	1,001	19,720
The Hanover Insurance Group, Inc. (Insurance)	364	42,504
The New York Times Co.—Class A (Media)	2,639	58,823
The Scotts Miracle-Gro Co.—Class A (Chemicals)	455	27,964
The Toro Co. (Machinery)	1,183	66,106
The Ultimate Software Group, Inc.* (Software)	546	133,699
The Wendy’s Co. (Hotels, Restaurants & Leisure)	3,549	55,400
Tootsie Roll Industries, Inc. (Food Products)	364	12,158
Transocean, Ltd.* (Energy Equipment & Services)	4,368	30,315
Trimble Navigation, Ltd.* (Electronic Equipment, Instruments & Components)	4,732	155,731
Tupperware Brands Corp. (Household Durables)	273	8,619
Tyler Technologies, Inc.* (Software)	728	135,277
UGI Corp. (Gas Utilities)	3,276	174,774
UMB Financial Corp. (Banks)	819	49,934
Uniti Group, Inc. (Equity Real Estate Investment Trusts)	3,367	52,424
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	546	51,089
Urban Edge Properties (Equity Real Estate Investment Trusts)	1,092	18,149
Urban Outfitters, Inc.* (Specialty Retail)	1,456	48,339
Valvoline, Inc. (Chemicals)	1,456	28,174
Vectren Corp. (Multi-Utilities)	910	65,502
Versum Materials, Inc. (Semiconductors & Semiconductor Equipment)	1,456	40,360
ViaSat, Inc.* (Communications Equipment)	546	32,187
Wabtec Corp. (Machinery)	728	51,142
Weight Watchers International, Inc.* (Diversified Consumer Services)	728	28,064
Weingarten Realty Investors (Equity Real Estate Investment Trusts)	1,365	33,866
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	1,365	133,810
WEX, Inc.* (IT Services)	819	114,709
Williams-Sonoma, Inc. (Specialty Retail)	819	41,319
Woodward, Inc. (Machinery)	1,092	81,125
World Wrestling Entertainment, Inc.—Class A (Entertainment)	819	61,196
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)	1,183	42,399
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	1,911	86,702
Yelp, Inc.* (Interactive Media & Services)	1,456	50,945
Zebra Technologies Corp.*—Class A (Electronic Equipment, Instruments & Components)	1,001	159,390
TOTAL COMMON STOCKS (Cost $11,258,143)		14,593,913

See accompanying notes to financial statements.

154 :: ProFund VP Mid-Cap Growth :: Financial Statements

Repurchase Agreements(a) (0.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $58,009	$58,000	$58,000
TOTAL REPURCHASE AGREEMENTS (Cost $58,000)		58,000
TOTAL INVESTMENT SECURITIES (Cost $11,316,143)—100.3%		14,651,913
Net other assets (liabilities)—(0.3)%		(48,739)
NET ASSETS—100.0%		$14,603,174

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ADR    American Depositary Receipt

ProFund VP Mid-Cap Growth invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Aerospace & Defense	$192,166	1.3%
Auto Components	73,564	0.5%
Banks	404,517	2.8%
Beverages	43,833	0.3%
Biotechnology	106,674	0.7%
Building Products	159,330	1.1%
Capital Markets	513,109	3.4%
Chemicals	375,623	2.6%
Commercial Services & Supplies	151,545	1.0%
Communications Equipment	191,573	1.3%
Construction & Engineering	19,339	0.1%
Construction Materials	27,769	0.2%
Consumer Finance	68,059	0.5%
Containers & Packaging	104,269	0.7%
Distributors	108,217	0.7%
Diversified Consumer Services	226,142	1.5%
Electric Utilities	169,492	1.2%
Electrical Equipment	137,527	0.9%
Electronic Equipment, Instruments & Components	547,946	3.8%
Energy Equipment & Services	106,330	0.7%
Entertainment	223,745	1.5%
Equity Real Estate Investment Trusts	1,537,166	10.5%
Food Products	222,021	1.5%
Gas Utilities	420,194	2.8%
Health Care Equipment & Supplies	1,255,565	8.7%
Health Care Providers & Services	399,305	2.7%
Health Care Technology	49,082	0.3%
Hotels, Restaurants & Leisure	785,610	5.4%
Household Durables	308,909	2.1%
Household Products	24,652	0.2%
Industrial Conglomerates	73,179	0.5%
Insurance	309,669	2.1%
Interactive Media & Services	62,684	0.4%
IT Services	644,405	4.4%
Life Sciences Tools & Services	377,167	2.6%
Machinery	799,991	5.6%
Marine	30,649	0.2%
Media	184,068	1.3%
Metals & Mining	121,655	0.8%
Multiline Retail	66,577	0.5%
Multi-Utilities	160,799	1.1%
Oil, Gas & Consumable Fuels	332,721	2.3%
Paper & Forest Products	26,286	0.2%
Personal Products	16,994	0.1%
Pharmaceuticals	72,678	0.5%
Professional Services	226,435	1.6%
Road & Rail	185,083	1.3%
Semiconductors & Semiconductor Equipment	607,397	4.2%
Software	820,601	5.6%
Specialty Retail	256,828	1.8%
Textiles, Apparel & Luxury Goods	106,998	0.7%
Thrifts & Mortgage Finance	39,962	0.3%
Trading Companies & Distributors	64,922	0.4%
Water Utilities	52,892	0.4%
Other**	9,261	0.1%
Total	$14,603,174	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Growth :: 155

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$11,316,143
Securities, at value	14,593,913
Repurchase agreements, at value	58,000
Total Investment Securities, at value	14,651,913
Cash	598
Dividends and interest receivable	15,362
Receivable for capital shares issued	2,894
Receivable for investments sold	3,206,296
Prepaid expenses	1,538
TOTAL ASSETS	17,878,601
LIABILITIES:
Payable for capital shares redeemed	3,242,905
Advisory fees payable	7,639
Management services fees payable	1,018
Administration fees payable	1,101
Administrative services fees payable	5,433
Distribution fees payable	4,175
Transfer agency fees payable	855
Fund accounting fees payable	747
Compliance services fees payable	112
Other accrued expenses	11,442
TOTAL LIABILITIES	3,275,427
NET ASSETS	$14,603,174
NET ASSETS CONSIST OF:
Capital	$10,411,300
Total distributable earnings (loss)	4,191,874
NET ASSETS	$14,603,174
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	379,226
Net Asset Value (offering and redemption price per share)	$38.51

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$270,814
Non-cash dividends	16,268
Interest	660
Foreign tax withholding	(171)
TOTAL INVESTMENT INCOME	287,571
EXPENSES:
Advisory fees	180,221
Management services fees	24,029
Administration fees	12,628
Transfer agency fees	13,228
Administrative services fees	78,317
Distribution fees	60,074
Custody fees	4,430
Fund accounting fees	11,360
Trustee fees	692
Compliance services fees	301
Other fees	22,196
Recoupment of prior expenses reduced by the Advisor	1,295
Total Gross Expenses before reductions	408,771
Expenses reduced and reimbursed by the Advisor	(5,076)
TOTAL NET EXPENSES	403,695
NET INVESTMENT INCOME (LOSS)	(116,124)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,685,720
Change in net unrealized appreciation/depreciation on investment securities	(3,892,500)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,206,780)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,322,904)

See accompanying notes to financial statements.

156 :: ProFund VP Mid-Cap Growth :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(116,124)	$(112,025)
Net realized gains (losses) on investments	1,685,720	2,859,997
Change in net unrealized appreciation/depreciation on investments	(3,892,500)	1,011,498
Change in net assets resulting from operations	(2,322,904)	3,759,470
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(2,401,018)	(2,003,816)
Change in net assets resulting from distributions	(2,401,018)	(2,003,816)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	21,926,159	9,462,881
Distributions reinvested	2,401,018	2,003,816
Value of shares redeemed	(27,589,984)	(12,124,873)
Change in net assets resulting from capital transactions	(3,262,807)	(658,176)
Change in net assets	(7,986,729)	1,097,478
NET ASSETS:
Beginning of period	22,589,903	21,492,425
End of period	$14,603,174	$22,589,903
SHARE TRANSACTIONS:
Issued	474,390	203,314
Reinvested	51,557	44,431
Redeemed	(620,909)	(259,175)
Change in shares	(94,962)	(11,430)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Mid-Cap Growth :: 157

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$47.64	$44.26	$41.33	$48.21	$50.03

Investment Activities:
Net investment income (loss)(a)	(0.23)	(0.23)	(0.19)	(0.22)	(0.31)
Net realized and unrealized gains (losses) on investments	(4.76)	8.08	5.47	0.63	3.01
Total income (loss) from investment activities	(4.99)	7.85	5.28	0.41	2.70

Distributions to Shareholders From:
Net realized gains on investments	(4.14)	(4.47)	(2.35)	(7.29)	(4.52)

Net Asset Value, End of Period	$38.51	$47.64	$44.26	$41.33	$48.21

Total Return	(11.98)%	18.31%	12.87%	0.28%	5.89%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.69%	1.69%	1.70%	1.79%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.48)%	(0.49)%	(0.45)%	(0.49)%	(0.65)%

Supplemental Data:
Net assets, end of period (000’s)	$14,603	$22,590	$21,492	$26,732	$25,203
Portfolio turnover rate(b)	131%	88%	171%	215%	159%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

158 :: ProFund VP Mid-Cap Value :: Management Discussion of Fund Performance

ProFund VP Mid-Cap Value seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Value Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -13.29%. For the same period, the Index had a total return of -11.88%(1) and a volatility of 15.70%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400® that have been identified as being on the value end of the growth-value spectrum.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Value from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Mid-Cap Value	-13.29%	3.82%	10.90%
S&P MidCap 400® Value Index	-11.88%	5.56%	12.82%

Expense Ratios**

Fund	Gross	Net
ProFund VP Mid-Cap Value	1.70%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
NVR, Inc.	2.4%
Alleghany Corp.	1.2%
Reinsurance Group of America, Inc.	1.1%
W.R. Berkley Corp.	1.0%
Steel Dynamics, Inc.	0.9%

S&P MidCap 400® Value Index — Composition

% of Index
Financials	23%
Industrials	17%
Consumer Discretionary	11%
Information Technology	11%
Materials	9%
Real Estate	9%
Utilities	6%
Energy	4%
Health Care	4%
Consumer Staples	4%
Communication Services	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Mid-Cap Value :: 159

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (99.7%)

	Shares	Value
Aaron’s, Inc. (Specialty Retail)	440	$18,502
Acadia Healthcare Co., Inc.* (Health Care Providers & Services)	1,320	33,937
Acuity Brands, Inc. (Electrical Equipment)	550	63,223
Adient PLC (Auto Components)	1,320	19,879
AECOM Technology Corp.* (Construction & Engineering)	2,310	61,214
AGCO Corp. (Machinery)	990	55,113
Alexander & Baldwin, Inc.* (Equity Real Estate Investment Trusts)	990	18,196
Alleghany Corp. (Insurance)	220	137,131
ALLETE, Inc. (Electric Utilities)	770	58,688
Allscripts Healthcare Solutions, Inc.* (Health Care Technology)	2,640	25,449
AMC Networks, Inc.*—Class A (Media)	330	18,110
American Eagle Outfitters, Inc. (Specialty Retail)	2,530	48,904
American Financial Group, Inc. (Insurance)	1,100	99,583
Apergy Corp.* (Energy Equipment & Services)	550	14,894
AptarGroup, Inc. (Containers & Packaging)	440	41,391
Aqua America, Inc. (Water Utilities)	1,430	48,892
ARRIS International PLC* (Communications Equipment)	2,420	73,978
Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	1,320	91,014
Ashland Global Holdings, Inc. (Chemicals)	880	62,444
Aspen Insurance Holdings, Ltd. (Insurance)	880	36,951
Associated Banc-Corp. (Banks)	2,420	47,892
Atmos Energy Corp. (Gas Utilities)	660	61,196
AutoNation, Inc.* (Specialty Retail)	880	31,416
Avis Budget Group, Inc.* (Road & Rail)	990	22,255
Avnet, Inc. (Electronic Equipment, Instruments & Components)	1,650	59,565
BancorpSouth Bank (Banks)	660	17,252
Bank of Hawaii Corp. (Banks)	330	22,216
Bank OZK (Banks)	1,760	40,181
Bed Bath & Beyond, Inc. (Specialty Retail)	2,090	23,659
Belden, Inc. (Electronic Equipment, Instruments & Components)	550	22,974
Bemis Co., Inc. (Containers & Packaging)	660	30,294
Big Lots, Inc. (Multiline Retail)	550	15,906
Blackbaud, Inc. (Software)	220	13,838
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	1,210	25,144
Brunswick Corp. (Leisure Products)	1,320	61,314
Cable One, Inc. (Media)	110	90,212
Cabot Corp. (Chemicals)	440	18,894
CACI International, Inc.*—Class A (IT Services)	330	47,530
Camden Property Trust (Equity Real Estate Investment Trusts)	550	48,428
Cantel Medical Corp. (Health Care Equipment & Supplies)	330	24,568
Carlisle Cos., Inc. (Industrial Conglomerates)	330	33,172
Carpenter Technology Corp. (Metals & Mining)	660	23,503
Cars.com, Inc.* (Interactive Media & Services)	440	9,460
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	330	26,935
Casey’s General Stores, Inc. (Food & Staples Retailing)	550	70,477
Catalent, Inc.* (Pharmaceuticals)	880	27,438
Cathay General Bancorp, Inc. (Banks)	1,100	36,883
CDK Global, Inc. (Software)	1,100	52,668
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	330	37,349
Chemical Financial Corp. (Banks)	1,100	40,271
Chesapeake Energy Corp.* (Oil, Gas & Consumable Fuels)	6,930	14,553
Cinemark Holdings, Inc. (Entertainment)	880	31,504
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	880	29,198
Clean Harbors, Inc.* (Commercial Services & Supplies)	330	16,286
CNO Financial Group, Inc. (Insurance)	2,420	36,010
Cognex Corp. (Electronic Equipment, Instruments & Components)	1,320	51,044
Coherent, Inc.* (Electronic Equipment, Instruments & Components)	330	34,884
Commerce Bancshares, Inc. (Banks)	550	31,004
Commercial Metals Co. (Metals & Mining)	1,760	28,195
Compass Minerals International, Inc. (Metals & Mining)	550	22,930
Core Laboratories N.V. (Energy Equipment & Services)	330	19,688
Corecivic, Inc. (Equity Real Estate Investment Trusts)	880	15,690
CoreSite Realty Corp. (Equity Real Estate Investment Trusts)	220	19,191
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)	1,650	34,700
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	3,190	25,201
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	110	17,585
Crane Co. (Machinery)	330	23,819
Cullen/Frost Bankers, Inc. (Banks)	990	87,060
Dana Holding Corp. (Auto Components)	2,200	29,987
Delphi Technologies PLC (Auto Components)	1,320	18,902
Deluxe Corp. (Commercial Services & Supplies)	660	25,370
Diamond Offshore Drilling, Inc.* (Energy Equipment & Services)	990	9,346
Dick’s Sporting Goods, Inc. (Specialty Retail)	1,100	34,320
Dillard’s, Inc.—Class A (Multiline Retail)	220	13,268
Domtar Corp. (Paper & Forest Products)	990	34,779
Donaldson Co., Inc. (Machinery)	660	28,637
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)	1,100	37,543
Dril-Quip, Inc.* (Energy Equipment & Services)	550	16,517
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)	550	35,266
Dycom Industries, Inc.* (Construction & Engineering)	440	23,778
Eagle Materials, Inc. (Construction Materials)	330	20,140
East West Bancorp, Inc. (Banks)	1,100	47,883
Eaton Vance Corp. (Capital Markets)	660	23,219
Edgewell Personal Care Co.* (Personal Products)	440	16,434
EMCOR Group, Inc. (Construction & Engineering)	880	52,527

See accompanying notes to financial statements.

160 :: ProFund VP Mid-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Energizer Holdings, Inc. (Household Products)	440	$19,866
EnerSys (Electrical Equipment)	220	17,074
EPR Properties (Equity Real Estate Investment Trusts)	330	21,130
EQT Corp. (Oil, Gas & Consumable Fuels)	3,740	70,648
Esterline Technologies Corp.* (Aerospace & Defense)	220	26,719
Evercore Partners, Inc.—Class A (Capital Markets)	330	23,615
Exelixis, Inc.* (Biotechnology)	2,200	43,274
F.N.B. Corp. (Banks)	2,640	25,978
Federated Investors, Inc.—Class B (Capital Markets)	770	20,444
First American Financial Corp. (Insurance)	1,650	73,656
First Horizon National Corp. (Banks)	4,840	63,694
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	660	19,048
First Solar, Inc.* (Semiconductors & Semiconductor Equipment)	1,100	46,701
Flowers Foods, Inc. (Food Products)	1,320	24,380
Fulton Financial Corp. (Banks)	2,640	40,867
GATX Corp. (Trading Companies & Distributors)	330	23,367
Genesee & Wyoming, Inc.*—Class A (Road & Rail)	440	32,569
Gentex Corp. (Auto Components)	1,100	22,231
Genworth Financial, Inc.*—Class A (Insurance)	4,070	18,966
Graco, Inc. (Machinery)	990	41,432
Graham Holdings Co.—Class B (Diversified Consumer Services)	110	70,464
Granite Construction, Inc. (Construction & Engineering)	660	26,585
Greif, Inc.—Class A (Containers & Packaging)	220	8,164
Hancock Holding Co. (Banks)	1,320	45,738
Hawaiian Electric Industries, Inc. (Electric Utilities)	880	32,226
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	770	21,899
Healthcare Services Group, Inc. (Commercial Services & Supplies)	440	17,679
Herman Miller, Inc. (Commercial Services & Supplies)	880	26,620
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts)	770	29,791
HNI Corp. (Commercial Services & Supplies)	660	23,384
Home BancShares, Inc. (Banks)	1,320	21,569
Hospitality Properties Trust (Equity Real Estate Investment Trusts)	2,420	57,790
Hubbell, Inc. (Electrical Equipment)	330	32,782
IDACORP, Inc. (Electric Utilities)	330	30,710
Ingredion, Inc. (Food Products)	1,100	100,540
Inogen, Inc.* (Health Care Equipment & Supplies)	110	13,659
Interactive Brokers Group, Inc.—Class A (Capital Markets)	330	18,035
InterDigital, Inc. (Communications Equipment)	220	14,615
International Bancshares Corp. (Banks)	770	26,488
International Speedway Corp.—Class A (Hotels, Restaurants & Leisure)	220	9,649
Jabil, Inc. (Electronic Equipment, Instruments & Components)	2,090	51,811
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	110	8,539
Janus Henderson Group PLC (Capital Markets)	2,530	52,421
JBG Smith Properties (Equity Real Estate Investment Trusts)	440	15,316
JetBlue Airways Corp.* (Airlines)	4,510	72,431
John Wiley & Sons, Inc.—Class A (Media)	220	10,333
Jones Lang LaSalle, Inc. (Real Estate Management & Development)	660	83,556
KB Home (Household Durables)	1,320	25,212
KBR, Inc. (Construction & Engineering)	1,100	16,698
Kemper Corp. (Insurance)	550	36,509
Kilroy Realty Corp. (Equity Real Estate Investment Trusts)	1,540	96,834
Kirby Corp.* (Marine)	440	29,638
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	1,870	46,880
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts)	550	38,049
Landstar System, Inc. (Road & Rail)	220	21,047
Legg Mason, Inc. (Capital Markets)	1,320	33,673
Liberty Property Trust (Equity Real Estate Investment Trusts)	990	41,461
Lincoln Electric Holdings, Inc. (Machinery)	440	34,694
LogMeIn, Inc. (Software)	770	62,809
Louisiana-Pacific Corp. (Paper & Forest Products)	1,210	26,886
Lumentum Holdings, Inc.* (Communications Equipment)	550	23,106
Mack-Cali Realty Corp. (Equity Real Estate Investment Trusts)	440	8,620
Manhattan Associates, Inc.* (Software)	330	13,982
ManpowerGroup, Inc. (Professional Services)	880	57,024
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	660	46,536
MasTec, Inc.* (Construction & Engineering)	990	40,154
Matador Resources Co.* (Oil, Gas & Consumable Fuels)	550	8,542
MB Financial, Inc. (Banks)	550	21,797
McDermott International, Inc.* (Energy Equipment & Services)	2,640	17,266
MDU Resources Group, Inc. (Multi-Utilities)	2,970	70,805
Medidata Solutions, Inc.* (Health Care Technology)	330	22,249
MEDNAX, Inc.* (Health Care Providers & Services)	1,320	43,560
Mercury General Corp. (Insurance)	220	11,376
Meredith Corp. (Media)	550	28,567
Minerals Technologies, Inc. (Chemicals)	550	28,237
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	770	49,750
MSC Industrial Direct Co., Inc.—Class A (Trading Companies & Distributors)	330	25,384
Murphy USA, Inc.* (Specialty Retail)	440	33,722
Navient Corp. (Consumer Finance)	3,410	30,042
NCR Corp.* (Technology Hardware, Storage & Peripherals)	1,760	40,621
NetScout Systems, Inc.* (Communications Equipment)	990	23,394
New Jersey Resources Corp. (Gas Utilities)	1,320	60,284
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	7,260	68,317
NewMarket Corp. (Chemicals)	110	45,330
Nordson Corp. (Machinery)	440	52,514

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Value :: 161

Common Stocks, continued

	Shares	Value
NorthWestern Corp. (Multi-Utilities)	330	$19,615
NOW, Inc.* (Trading Companies & Distributors)	880	10,243
Nu Skin Enterprises, Inc.—Class A (Personal Products)	880	53,970
nVent Electric PLC (Electrical Equipment)	2,420	54,353
NVR, Inc.* (Household Durables)	110	268,068
Oasis Petroleum, Inc.* (Oil, Gas & Consumable Fuels)	3,960	21,899
Oceaneering International, Inc.* (Energy Equipment & Services)	1,430	17,303
OGE Energy Corp. (Electric Utilities)	1,320	51,731
Old Dominion Freight Line, Inc. (Road & Rail)	330	40,752
Old Republic International Corp. (Insurance)	4,180	85,983
Olin Corp. (Chemicals)	2,530	50,878
ONE Gas, Inc. (Gas Utilities)	330	26,268
Oshkosh Corp. (Machinery)	1,100	67,441
Owens-Illinois, Inc.* (Containers & Packaging)	2,310	39,824
PacWest Bancorp (Banks)	1,760	58,573
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)	110	4,379
Patterson Cos., Inc. (Health Care Providers & Services)	1,210	23,789
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	3,190	33,016
PBF Energy, Inc.—Class A (Oil, Gas & Consumable Fuels)	990	32,343
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts)	990	28,027
Penn National Gaming, Inc.* (Hotels, Restaurants & Leisure)	660	12,428
Perspecta, Inc. (IT Services)	2,090	35,990
Pinnacle Financial Partners, Inc. (Banks)	1,100	50,710
Pitney Bowes, Inc. (Commercial Services & Supplies)	2,750	16,253
Plantronics, Inc. (Communications Equipment)	220	7,282
PNM Resources, Inc. (Electric Utilities)	1,210	49,719
Polaris Industries, Inc. (Leisure Products)	880	67,478
PolyOne Corp. (Chemicals)	1,210	34,606
Potlatch Corp. (Equity Real Estate Investment Trusts)	1,024	32,399
Prestige Brands Holdings, Inc.* (Pharmaceuticals)	770	23,778
Prosperity Bancshares, Inc. (Banks)	990	61,677
Range Resources Corp. (Oil, Gas & Consumable Fuels)	3,080	29,476
Rayonier, Inc. (Equity Real Estate Investment Trusts)	770	21,321
Realogy Holdings Corp. (Real Estate Management & Development)	1,760	25,837
Regal Beloit Corp. (Electrical Equipment)	330	23,117
Reinsurance Group of America, Inc. (Insurance)	880	123,402
Reliance Steel & Aluminum Co. (Metals & Mining)	1,100	78,286
RenaissanceRe Holdings, Ltd. (Insurance)	550	73,535
Resideo Technologies, Inc.* (Building Products)	1,870	38,429
Rowan Cos. PLC*—Class A (Energy Equipment & Services)	1,870	15,689
Royal Gold, Inc. (Metals & Mining)	330	28,265
Ryder System, Inc. (Road & Rail)	770	37,076
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	2,640	43,507
Sally Beauty Holdings, Inc.* (Specialty Retail)	660	11,253
Sanderson Farms, Inc. (Food Products)	330	32,766
Science Applications International Corp. (IT Services)	660	42,042
SEI Investments Co. (Capital Markets)	880	40,656
Senior Housing Properties Trust (Equity Real Estate Investment Trusts)	3,520	41,254
Sensient Technologies Corp. (Chemicals)	330	18,431
Signature Bank (Banks)	330	33,927
Signet Jewelers, Ltd. (Specialty Retail)	770	24,463
Silgan Holdings, Inc. (Containers & Packaging)	1,100	25,982
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	550	30,597
Skechers U.S.A., Inc.*—Class A (Textiles, Apparel & Luxury Goods)	1,980	45,322
SM Energy Co. (Oil, Gas & Consumable Fuels)	1,540	23,839
Sonoco Products Co. (Containers & Packaging)	1,540	81,821
Sotheby’s*—Class A (Diversified Consumer Services)	220	8,743
Southwest Gas Corp. (Gas Utilities)	770	58,905
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	4,620	15,754
Sprouts Farmers Market, Inc.* (Food & Staples Retailing)	1,870	43,964
Steel Dynamics, Inc. (Metals & Mining)	3,410	102,435
Stericycle, Inc.* (Commercial Services & Supplies)	1,320	48,430
Sterling Bancorp (Banks)	1,650	27,242
Stifel Financial Corp. (Capital Markets)	1,100	45,561
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	220	8,186
Syneos Health, Inc.* (Life Sciences Tools & Services)	330	12,986
SYNNEX Corp. (Electronic Equipment, Instruments & Components)	660	53,354
Synovus Financial Corp. (Banks)	2,530	80,934
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts)	770	15,569
Taubman Centers, Inc. (Equity Real Estate Investment Trusts)	330	15,012
TCF Financial Corp. (Banks)	2,530	49,310
Tech Data Corp.* (Electronic Equipment, Instruments & Components)	550	44,996
TEGNA, Inc. (Media)	3,190	34,675
Teledyne Technologies, Inc.* (Aerospace & Defense)	220	45,555
Telephone & Data Systems, Inc. (Wireless Telecommunication Services)	1,430	46,532
Tempur Sealy International, Inc.* (Household Durables)	330	13,662
Tenet Healthcare Corp.* (Health Care Providers & Services)	660	11,312
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	990	31,066
Terex Corp. (Machinery)	990	27,294
Texas Capital Bancshares, Inc.* (Banks)	770	39,339
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	330	19,701
The Brink’s Co. (Commercial Services & Supplies)	330	21,335
The Cheesecake Factory, Inc. (Hotels, Restaurants & Leisure)	330	14,358

See accompanying notes to financial statements.

162 :: ProFund VP Mid-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
The GEO Group, Inc. (Equity Real Estate Investment Trusts)	1,100	$21,670
The Hain Celestial Group, Inc.* (Food Products)	1,320	20,935
The Hanover Insurance Group, Inc. (Insurance)	330	38,534
The Michaels Cos., Inc.* (Specialty Retail)	1,320	17,873
The Scotts Miracle-Gro Co.—Class A (Chemicals)	220	13,521
The Timken Co. (Machinery)	990	36,947
The Toro Co. (Machinery)	660	36,881
Thor Industries, Inc. (Automobiles)	770	40,040
Toll Brothers, Inc. (Household Durables)	1,980	65,201
Transocean, Ltd.* (Energy Equipment & Services)	4,070	28,245
TreeHouse Foods, Inc.* (Food Products)	880	44,625
TRI Pointe Group, Inc.* (Household Durables)	2,090	22,844
Trinity Industries, Inc. (Machinery)	2,200	45,298
Trustmark Corp. (Banks)	990	28,146
Tupperware Brands Corp. (Household Durables)	440	13,891
Umpqua Holdings Corp. (Banks)	3,300	52,470
United Bankshares, Inc. (Banks)	1,540	47,909
United States Steel Corp. (Metals & Mining)	2,640	48,154
United Therapeutics Corp.* (Biotechnology)	660	71,875
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	220	20,585
Urban Edge Properties (Equity Real Estate Investment Trusts)	880	14,626
Valley National Bancorp (Banks)	4,950	43,956
Valmont Industries, Inc. (Construction & Engineering)	330	36,614
Valvoline, Inc. (Chemicals)	1,650	31,928
Vectren Corp. (Multi-Utilities)	550	39,589
Versum Materials, Inc. (Semiconductors & Semiconductor Equipment)	550	15,246
ViaSat, Inc.* (Communications Equipment)	440	25,938
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	1,980	35,660
Visteon Corp.* (Auto Components)	440	26,523
W.R. Berkley Corp. (Insurance)	1,430	105,691
Wabtec Corp. (Machinery)	660	46,365
Washington Federal, Inc. (Thrifts & Mortgage Finance)	1,210	32,319
Watsco, Inc. (Trading Companies & Distributors)	440	61,222
Webster Financial Corp. (Banks)	1,320	65,063
Weingarten Realty Investors (Equity Real Estate Investment Trusts)	770	19,104
Werner Enterprises, Inc. (Road & Rail)	660	19,496
Williams-Sonoma, Inc. (Specialty Retail)	550	27,748
Wintrust Financial Corp. (Banks)	880	58,511
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	990	21,196
Worthington Industries, Inc. (Metals & Mining)	550	19,162
WPX Energy, Inc.* (Oil, Gas & Consumable Fuels)	5,830	66,171
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)	550	19,712
TOTAL COMMON STOCKS (Cost $9,286,226)		10,951,625

Repurchase Agreements(a) (0.5%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $56,008	$56,000	$56,000
TOTAL REPURCHASE AGREEMENTS (Cost $56,000)		56,000
TOTAL INVESTMENT SECURITIES (Cost $9,342,226)—100.2%		11,007,625
Net other assets (liabilities)—(0.2)%		(22,460)
NET ASSETS—100.0%		$10,985,165

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Value :: 163

ProFund VP Mid-Cap Value invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Aerospace & Defense	$72,274	0.7%
Airlines	72,431	0.7%
Auto Components	117,522	1.1%
Automobiles	40,040	0.4%
Banks	1,314,540	12.0%
Biotechnology	115,149	1.1%
Building Products	38,429	0.3%
Capital Markets	257,624	2.3%
Chemicals	304,269	2.8%
Commercial Services & Supplies	195,357	1.8%
Communications Equipment	168,313	1.5%
Construction & Engineering	257,570	2.3%
Construction Materials	20,140	0.2%
Consumer Finance	30,042	0.3%
Containers & Packaging	227,476	2.1%
Diversified Consumer Services	79,207	0.7%
Electric Utilities	223,074	2.0%
Electrical Equipment	190,549	1.7%
Electronic Equipment, Instruments & Components	445,302	4.1%
Energy Equipment & Services	171,964	1.6%
Entertainment	31,504	0.3%
Equity Real Estate Investment Trusts	801,376	7.3%
Food & Staples Retailing	114,441	1.0%
Food Products	223,246	2.1%
Gas Utilities	206,653	1.9%
Health Care Equipment & Supplies	38,227	0.3%
Health Care Providers & Services	112,598	1.0%
Health Care Technology	47,698	0.4%
Hotels, Restaurants & Leisure	243,894	2.2%
Household Durables	408,878	3.6%
Household Products	19,866	0.2%
Industrial Conglomerates	33,172	0.3%
Insurance	877,327	8.0%
Interactive Media & Services	9,460	0.1%
IT Services	125,562	1.1%
Leisure Products	128,792	1.2%
Life Sciences Tools & Services	50,335	0.5%
Machinery	496,435	4.5%
Marine	29,638	0.3%
Media	181,897	1.7%
Metals & Mining	350,930	3.1%
Multiline Retail	29,174	0.3%
Multi-Utilities	130,009	1.2%
Oil, Gas & Consumable Fuels	304,421	2.7%
Paper & Forest Products	61,665	0.6%
Personal Products	70,404	0.6%
Pharmaceuticals	51,216	0.5%
Professional Services	57,024	0.5%
Real Estate Management & Development	109,393	1.0%
Road & Rail	220,075	2.0%
Semiconductors & Semiconductor Equipment	200,732	1.8%
Software	143,297	1.3%
Specialty Retail	271,860	2.5%
Technology Hardware, Storage & Peripherals	40,621	0.4%
Textiles, Apparel & Luxury Goods	72,257	0.7%
Thrifts & Mortgage Finance	100,636	0.9%
Trading Companies & Distributors	120,216	1.1%
Water Utilities	48,892	0.4%
Wireless Telecommunication Services	46,532	0.4%
Other**	33,540	0.3%
Total	$10,985,165	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

164 :: ProFund VP Mid-Cap Value :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$9,342,226
Securities, at value	10,951,625
Repurchase agreements, at value	56,000
Total Investment Securities, at value	11,007,625
Cash	613
Dividends and interest receivable	17,303
Receivable for capital shares issued	912
Receivable for investments sold	3,284,728
Prepaid expenses	884
TOTAL ASSETS	14,312,065
LIABILITIES:
Payable for investments purchased	32,026
Payable for capital shares redeemed	3,265,486
Advisory fees payable	8,636
Management services fees payable	1,151
Administration fees payable	1,041
Administrative services fees payable	5,069
Distribution fees payable	4,130
Transfer agency fees payable	808
Fund accounting fees payable	720
Compliance services fees payable	86
Other accrued expenses	7,747
TOTAL LIABILITIES	3,326,900
NET ASSETS	$10,985,165
NET ASSETS CONSIST OF:
Capital	$10,845,403
Total distributable earnings (loss)	139,762
NET ASSETS	$10,985,165
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	311,604
Net Asset Value (offering and redemption price per share)	$35.25

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$289,671
Interest	557
Foreign tax withholding	(154)
TOTAL INVESTMENT INCOME	290,074
EXPENSES:
Advisory fees	114,923
Management services fees	15,323
Administration fees	8,329
Transfer agency fees	8,523
Administrative services fees	51,048
Distribution fees	38,308
Custody fees	3,064
Fund accounting fees	8,138
Trustee fees	435
Compliance services fees	193
Other fees	13,557
Total Gross Expenses before reductions	261,841
Expenses reduced and reimbursed by the Advisor	(4,413)
TOTAL NET EXPENSES	257,428
NET INVESTMENT INCOME (LOSS)	32,646
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	126,018
Change in net unrealized appreciation/depreciation on investment securities	(2,280,471)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,154,453)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,121,807)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Value :: 165

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$32,646	$13,420
Net realized gains (losses) on investments	126,018	3,123,657
Change in net unrealized appreciation/depreciation on investments	(2,280,471)	(1,231,118)
Change in net assets resulting from operations	(2,121,807)	1,905,959
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(2,092,860)	(1,075,423)
Change in net assets resulting from distributions	(2,092,860)	(1,075,423)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	12,611,939	7,289,289
Distributions reinvested	2,092,860	1,075,423
Value of shares redeemed	(15,969,094)	(22,772,733)
Change in net assets resulting from capital transactions	(1,264,295)	(14,408,021)
Change in net assets	(5,478,962)	(13,577,485)
NET ASSETS:
Beginning of period	16,464,127	30,041,612
End of period	$10,985,165	$16,464,127
SHARE TRANSACTIONS:
Issued	321,665	158,919
Reinvested	50,092	23,936
Redeemed	(413,384)	(496,969)
Change in shares	(41,627)	(314,114)

See accompanying notes to financial statements.

166 :: ProFund VP Mid-Cap Value :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$46.61	$45.02	$36.86	$42.11	$38.26

Investment Activities:
Net investment income (loss)(a)	0.09	0.03	0.11	0.08	0.04
Net realized and unrealized gains (losses) on investments	(5.33)	4.63	8.80	(3.35)	3.85
Total income (loss) from investment activities	(5.24)	4.66	8.91	(3.27)	3.89

Distributions to Shareholders From:
Net investment income	(0.05)	(0.15)	(0.08)	(0.05)	(0.04)
Net realized gains on investments	(6.07)	(2.92)	(0.67)	(1.93)	—
Total distributions	(6.12)	(3.07)	(0.75)	(1.98)	(0.04)

Net Asset Value, End of Period	$35.25	$46.61	$45.02	$36.86	$42.11

Total Return	(13.29)%	10.61%	24.34%	(8.22)%	10.19%

Ratios to Average Net Assets:
Gross expenses	1.71%	1.70%	1.70%	1.71%	1.79%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.21%	0.07%	0.27%	0.20%	0.10%

Supplemental Data:
Net assets, end of period (000’s)	$10,985	$16,464	$30,042	$14,777	$19,023
Portfolio turnover rate(b)	127%	66%	181%	183%	189%

(a)              Per share net investment income (loss) has been calculated using the average daily shares method.

(b)              Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Nasdaq-100 :: 167

ProFund VP Nasdaq-100 seeks investment results, before fees and expenses, that correspond to the performance of the Nasdaq-100® Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -1.87%. For the same period, the Index had a total return of 0.04%(1) and a volatility of 22.76%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on Nasdaq.

During the year ended December 31, 2018, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Nasdaq-100 from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Nasdaq-100	-1.87%	11.10%	17.03%
Nasdaq-100® Index	0.04%	13.34%	19.29%

Expense Ratios**

Fund	Gross	Net
ProFund VP Nasdaq-100	1.71%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	70%
Futures Contracts	17%
Swap Agreements	13%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	7.1%
Apple, Inc.	6.8%
Amazon.com, Inc.	6.7%
Alphabet, Inc.	6.2%
Facebook, Inc.	2.9%

Nasdaq-100® Index — Composition

% of Index
Information Technology	44%
Communication Services	22%
Consumer Discretionary	16%
Health Care	9%
Consumer Staples	6%
Industrials	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

168 :: ProFund VP Nasdaq-100 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (70.1%)

	Shares	Value
Activision Blizzard, Inc. (Entertainment)	4,980	$231,919
Adobe Systems, Inc.* (Software)	3,180	719,443
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	6,540	120,728
Alexion Pharmaceuticals, Inc.* (Biotechnology)	1,470	143,119
Align Technology, Inc.* (Health Care Equipment & Supplies)	510	106,809
Alphabet, Inc.*—Class A (Interactive Media & Services)	1,800	1,880,928
Alphabet, Inc.*—Class C (Interactive Media & Services)	2,070	2,143,712
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2,880	4,325,674
American Airlines Group, Inc. (Airlines)	3,000	96,330
Amgen, Inc. (Biotechnology)	4,170	811,774
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	2,430	208,567
Apple, Inc. (Technology Hardware, Storage & Peripherals)	27,960	4,410,410
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	6,420	210,191
ASML Holding N.V.NYS (Semiconductors & Semiconductor Equipment)	450	70,029
Autodesk, Inc.* (Software)	1,440	185,198
Automatic Data Processing, Inc. (IT Services)	2,850	373,692
Baidu, Inc.*ADR (Interactive Media & Services)	1,830	290,238
Biogen, Inc.* (Biotechnology)	1,320	397,214
BioMarin Pharmaceutical, Inc.* (Biotechnology)	1,170	99,626
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	300	516,726
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	2,700	686,556
Cadence Design Systems, Inc.* (Software)	1,860	80,873
Celgene Corp.* (Biotechnology)	4,560	292,250
Cerner Corp.* (Health Care Technology)	2,160	113,270
Charter Communications, Inc.*—Class A (Media)	1,500	427,455
Check Point Software Technologies, Ltd.* (Software)	1,020	104,703
Cintas Corp. (Commercial Services & Supplies)	690	115,913
Cisco Systems, Inc. (Communications Equipment)	29,400	1,273,902
Citrix Systems, Inc. (Software)	870	89,140
Cognizant Technology Solutions Corp. (IT Services)	3,780	239,954
Comcast Corp.—Class A (Media)	29,700	1,011,286
Costco Wholesale Corp. (Food & Staples Retailing)	2,880	586,685
CSX Corp. (Road & Rail)	5,520	342,958
Ctrip.com International, Ltd.*ADR (Internet & Direct Marketing Retail)	3,180	86,051
Dollar Tree, Inc.* (Multiline Retail)	1,560	140,899
eBay, Inc.* (Internet & Direct Marketing Retail)	6,300	176,841
Electronic Arts, Inc.* (Entertainment)	1,980	156,242
Expedia, Inc. (Internet & Direct Marketing Retail)	900	101,385
Facebook, Inc.*—Class A (Interactive Media & Services)	14,280	1,871,965
Fastenal Co. (Trading Companies & Distributors)	1,890	98,828
Fiserv, Inc.* (Consumer Finance)	2,610	191,809
Gilead Sciences, Inc. (Biotechnology)	8,460	529,173
Hasbro, Inc. (Leisure Products)	840	68,250
Henry Schein, Inc.* (Health Care Providers & Services)	990	77,735
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	570	106,031
Illumina, Inc.* (Life Sciences Tools & Services)	960	287,933
Incyte Corp.* (Biotechnology)	1,380	87,754
Intel Corp. (Semiconductors & Semiconductor Equipment)	29,850	1,400,862
Intuit, Inc. (Software)	1,710	336,614
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	750	359,191
J.B. Hunt Transport Services, Inc. (Road & Rail)	720	66,989
JD.com, Inc.*ADR (Internet & Direct Marketing Retail)	6,030	126,208
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	990	88,595
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	1,020	138,893
Liberty Global PLC*—Class A (Media)	1,350	28,809
Liberty Global PLC*—Class C (Media)	3,510	72,446
lululemon athletica, Inc.* (Textiles, Apparel & Luxury Goods)	810	98,504
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	2,220	241,003
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	1,800	91,530
Mercadolibre, Inc.* (Internet & Direct Marketing Retail)	300	87,855
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,560	112,195
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	7,410	235,119
Microsoft Corp. (Software)	45,240	4,595,027
Mondelez International, Inc.—Class A (Food Products)	9,510	380,686
Monster Beverage Corp.* (Beverages)	3,630	178,669
Mylan N.V.* (Pharmaceuticals)	3,360	92,064
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	1,650	98,456
Netease.com, Inc.ADR (Entertainment)	480	112,978
Netflix, Inc.* (Entertainment)	2,850	762,830
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	3,990	532,665
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	2,160	158,285
O’Reilly Automotive, Inc.* (Specialty Retail)	510	175,608
PACCAR, Inc. (Machinery)	2,280	130,279
Paychex, Inc. (IT Services)	2,340	152,451
PayPal Holdings, Inc.* (IT Services)	7,710	648,334
PepsiCo, Inc. (Beverages)	9,330	1,030,778
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	7,920	450,727
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	690	257,715

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Nasdaq-100 :: 169

Common Stocks, continued

	Shares	Value
Ross Stores, Inc. (Specialty Retail)	2,430	$202,176
Sirius XM Holdings, Inc. (Media)	29,040	165,818
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	1,170	78,413
Starbucks Corp. (Hotels, Restaurants & Leisure)	8,100	521,640
Symantec Corp. (Software)	4,170	78,792
Synopsys, Inc.* (Software)	960	80,870
Take-Two Interactive Software, Inc.* (Entertainment)	750	77,205
Tesla Motors, Inc.* (Automobiles)	1,110	369,408
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	6,270	592,515
The Kraft Heinz Co. (Food Products)	7,980	343,459
T-Mobile U.S., Inc.* (Wireless Telecommunication Services)	5,550	353,036
Twenty-First Century Fox, Inc.—Class A (Entertainment)	6,900	332,028
Twenty-First Century Fox, Inc.—Class B (Entertainment)	5,220	249,412
Ulta Salon, Cosmetics & Fragrance, Inc.* (Specialty Retail)	390	95,488
United Continental Holdings, Inc.* (Airlines)	1,770	148,202
VeriSign, Inc.* (IT Services)	780	115,666
Verisk Analytics, Inc.*—Class A (Professional Services)	1,080	117,763
Vertex Pharmaceuticals, Inc.* (Biotechnology)	1,680	278,393
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	6,210	424,329
Western Digital Corp. (Technology Hardware, Storage & Peripherals)	1,890	69,873
Willis Towers Watson PLC (Insurance)	840	127,562
Workday, Inc.*—Class A (Software)	960	153,293
Wynn Resorts, Ltd. (Hotels, Restaurants & Leisure)	720	71,215
Xcel Energy, Inc. (Electric Utilities)	3,360	165,547
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	1,650	140,531
TOTAL COMMON STOCKS (Cost $14,551,592)		45,283,167

Repurchase Agreements(a)(b) (28.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $18,191,731	$18,189,000	$18,189,000
TOTAL REPURCHASE AGREEMENTS (Cost $18,189,000)		18,189,000
TOTAL INVESTMENT SECURITIES (Cost $32,740,592)—98.2%		63,472,167
Net other assets (liabilities)—1.8%		1,180,566
NET ASSETS—100.0%		$64,652,733

*                      Non-income producing security.

(a)              A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $1,203,000.

(b)              The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ADR         American Depositary Receipt

NYS          New York Shares

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini Nasdaq-100 Futures Contracts	87	3/18/19	$11,041,605	$(747,196)

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Nasdaq-100 Index	Goldman Sachs International	1/28/19	2.97%	$2,946,725	$18,989
Nasdaq-100 Index	UBS AG	1/28/19	2.92%	5,382,641	34,319
				$8,329,366	$53,308

(1)              Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)              Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

170 :: ProFund VP Nasdaq-100 :: Financial Statements

ProFund VP Nasdaq-100 invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Airlines	$244,532	0.4%
Automobiles	369,408	0.6%
Beverages	1,209,447	1.9%
Biotechnology	2,897,018	4.5%
Commercial Services & Supplies	115,913	0.2%
Communications Equipment	1,273,902	2.0%
Consumer Finance	191,809	0.3%
Electric Utilities	165,547	0.3%
Entertainment	1,922,614	3.0%
Food & Staples Retailing	1,011,014	1.6%
Food Products	724,145	1.1%
Health Care Equipment & Supplies	572,031	0.9%
Health Care Providers & Services	77,735	0.1%
Health Care Technology	113,270	0.2%
Hotels, Restaurants & Leisure	833,858	1.3%
Insurance	127,562	0.2%
Interactive Media & Services	6,186,843	9.6%
Internet & Direct Marketing Retail	5,420,740	8.4%
IT Services	1,530,097	2.4%
Leisure Products	68,250	0.1%
Life Sciences Tools & Services	287,933	0.4%
Machinery	130,279	0.2%
Media	1,705,814	2.6%
Multiline Retail	140,899	0.2%
Pharmaceuticals	92,064	0.1%
Professional Services	117,763	0.2%
Road & Rail	409,947	0.5%
Semiconductors & Semiconductor Equipment	5,316,401	8.2%
Software	6,423,953	9.9%
Specialty Retail	473,272	0.7%
Technology Hardware, Storage & Peripherals	4,578,739	7.1%
Textiles, Apparel & Luxury Goods	98,504	0.2%
Trading Companies & Distributors	98,828	0.2%
Wireless Telecommunication Services	353,036	0.5%
Other**	19,369,566	29.9%
Total	$64,652,733	100.0%

**               Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Nasdaq-100 :: 171

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$32,740,592
Securities, at value	45,283,167
Repurchase agreements, at value	18,189,000
Total Investment Securities, at value	63,472,167
Cash	184
Segregated cash balances with brokers	693,880
Dividends and interest receivable	30,225
Unrealized appreciation on swap agreements	53,308
Receivable for capital shares issued	723,295
Variation margin on futures contracts	87,095
Prepaid expenses	343
TOTAL ASSETS	65,060,497
LIABILITIES:
Payable for capital shares redeemed	219,247
Advisory fees payable	43,985
Management services fees payable	5,865
Administration fees payable	4,963
Administrative services fees payable	37,226
Distribution fees payable	38,783
Trustee fees payable	16
Transfer agency fees payable	3,852
Fund accounting fees payable	3,110
Compliance services fees payable	433
Other accrued expenses	50,284
TOTAL LIABILITIES	407,764
NET ASSETS	$64,652,733
NET ASSETS CONSIST OF:
Capital	$34,758,164
Total distributable earnings (loss)	29,894,569
NET ASSETS	$64,652,733
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,697,316
Net Asset Value (offering and redemption price per share)	$38.09

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$546,546
Interest	490,946
TOTAL INVESTMENT INCOME	1,037,492
EXPENSES:
Advisory fees	588,118
Management services fees	78,415
Administration fees	43,439
Transfer agency fees	43,798
Administrative services fees	206,057
Distribution fees	196,039
Custody fees	11,803
Fund accounting fees	33,538
Trustee fees	2,159
Compliance services fees	949
Other fees	67,845
Recoupment of prior expenses reduced by the Advisor	91,630
Total Gross Expenses before reductions	1,363,790
Expenses reimbursed by third parties	(58,263)
TOTAL NET EXPENSES	1,305,527
NET INVESTMENT INCOME (LOSS)	(268,035)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,414,517
Net realized gains (losses) on futures contracts	760,742
Net realized gains (losses) on swap agreements	(455,105)
Change in net unrealized appreciation/depreciation on investment securities	(2,054,214)
Change in net unrealized appreciation/depreciation on futures contracts	(941,087)
Change in net unrealized appreciation/depreciation on swap agreements	136,223
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,138,924)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,406,959)

See accompanying notes to financial statements.

172 :: ProFund VP Nasdaq-100 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(268,035)	$(469,342)
Net realized gains (losses) on investments	1,720,154	7,343,620
Change in net unrealized appreciation/depreciation on investments	(2,859,078)	10,652,542
Change in net assets resulting from operations	(1,406,959)	17,526,820
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(7,021,293)	(282,363)
Change in net assets resulting from distributions	(7,021,293)	(282,363)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	207,924,319	205,080,830
Distributions reinvested	7,021,293	282,363
Value of shares redeemed	(215,772,099)	(209,199,217)
Change in net assets resulting from capital transactions	(826,487)	(3,836,024)
Change in net assets	(9,254,739)	13,408,433
NET ASSETS:
Beginning of period	73,907,472	60,499,039
End of period	$64,652,733	$73,907,472
SHARE TRANSACTIONS:
Issued	4,761,214	5,294,726
Reinvested	160,707	7,034
Redeemed	(4,953,805)	(5,411,146)
Change in shares	(31,884)	(109,386)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Nasdaq-100 :: 173

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$42.74		$32.91	$32.56	$34.41	$30.48

Investment Activities:
Net investment income (loss)(a)	(0.15)		(0.26)	(0.26)	(0.33)	(0.30)
Net realized and unrealized gains (losses) on investments	(0.08)		10.24	1.97	2.74	5.33
Total income (loss) from investment activities	(0.23)		9.98	1.71	2.41	5.03

Distributions to Shareholders From:
Net realized gains on investments	(4.42)		(0.15)	(1.36)	(4.26)	(1.10)

Net Asset Value, End of Period	$38.09		$42.74	$32.91	$32.56	$34.41

Total Return	(1.87	)%(b)	30.37%	5.26%	7.45%	17.01%

Ratios to Average Net Assets:
Gross expenses	1.74%		1.71%	1.73%	1.74%	1.74%
Net expenses	1.67	%(b)	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.34	)%(b)	(0.68)%	(0.82)%	(0.99)%	(0.94)%

Supplemental Data:
Net assets, end of period (000’s)	$64,653		$73,907	$60,499	$77,454	$86,907
Portfolio turnover rate(c)	6%		4%	4%	9%	6%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.68% and (0.35)%, respectively, and the total return would have been (1.88)%.

(c)          Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

174 :: ProFund VP Oil & Gas :: Management Discussion of Fund Performance

ProFund VP Oil & Gas seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil & Gas Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -20.22%. For the same period, the Index had a total return of -18.91%(1) and a volatility of 23.06%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the oil and gas sector of the U.S. equity market. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Oil & Gas from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Oil & Gas	-20.22%	-8.11%	1.52%
Dow Jones U.S. Oil & Gas Index	-18.91%	-6.54%	3.24%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP Oil & Gas	1.69%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	2%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Exxon Mobil Corp.	23.2%
Chevron Corp.	16.7%
ConocoPhillips	5.8%
EOG Resources, Inc.	4.1%
Schlumberger, Ltd.	4.0%

Dow Jones U.S. Oil & Gas Index — Composition

% of Index
Oil, Gas & Consumable Fuels	89%
Energy Equipment & Services	10%
Electric Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Oil & Gas :: 175

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (98.4%)

	Shares	Value
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	10,441	$457,733
Antero Resources Corp.* (Oil, Gas & Consumable Fuels)	4,596	43,156
Apache Corp. (Oil, Gas & Consumable Fuels)	7,858	206,273
Apergy Corp.* (Energy Equipment & Services)	1,601	43,355
Baker Hughes, Inc.—Class A (Energy Equipment & Services)	10,629	228,524
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	8,927	199,518
Centennial Resource Development, Inc.* (Oil, Gas & Consumable Fuels)	3,939	43,408
Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	4,574	270,735
Chesapeake Energy Corp.* (Oil, Gas & Consumable Fuels)	18,918	39,728
Chevron Corp. (Oil, Gas & Consumable Fuels)	39,562	4,303,951
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	1,980	122,067
CNX Resources Corp.* (Oil, Gas & Consumable Fuels)	4,215	48,135
Concho Resources, Inc.* (Oil, Gas & Consumable Fuels)	4,146	426,167
ConocoPhillips (Oil, Gas & Consumable Fuels)	23,836	1,486,175
Continental Resources, Inc.* (Oil, Gas & Consumable Fuels)	1,791	71,980
Core Laboratories N.V. (Energy Equipment & Services)	915	54,589
Delek US Holdings, Inc. (Oil, Gas & Consumable Fuels)	1,561	50,748
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	9,694	218,503
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	3,193	295,991
Dril-Quip, Inc.* (Energy Equipment & Services)	741	22,252
Ensco PLCADR—Class A (Energy Equipment & Services)	9,050	32,218
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	12,007	1,047,130
EQT Corp. (Oil, Gas & Consumable Fuels)	5,268	99,513
Equitrans Midstream Corp.* (Oil, Gas & Consumable Fuels)	4,212	84,324
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	87,659	5,977,468
First Solar, Inc.* (Semiconductors & Semiconductor Equipment)	1,563	66,357
Gulfport Energy Corp.* (Oil, Gas & Consumable Fuels)	3,265	21,386
Halliburton Co. (Energy Equipment & Services)	18,138	482,108
Helmerich & Payne, Inc. (Energy Equipment & Services)	2,258	108,249
Hess Corp. (Oil, Gas & Consumable Fuels)	5,152	208,656
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	3,301	168,747
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	39,298	604,403
KLX Energy Services Holdings, Inc.* (Energy Equipment & Services)	463	10,857
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	17,211	246,806
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	14,304	844,079
Matador Resources Co.* (Oil, Gas & Consumable Fuels)	2,144	33,296
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	3,368	78,778
Nabors Industries, Ltd. (Energy Equipment & Services)	6,741	13,482
National Oilwell Varco, Inc. (Energy Equipment & Services)	7,937	203,981
Newfield Exploration Co.* (Oil, Gas & Consumable Fuels)	4,148	60,810
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)	9,934	186,362
Oasis Petroleum, Inc.* (Oil, Gas & Consumable Fuels)	5,538	30,625
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	15,632	959,492
Oceaneering International, Inc.* (Energy Equipment & Services)	2,040	24,684
OGE Energy Corp. (Electric Utilities)	4,135	162,051
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	8,517	459,492
Parsley Energy, Inc.*—Class A (Oil, Gas & Consumable Fuels)	5,454	87,155
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	4,501	46,585
PBF Energy, Inc.—Class A (Oil, Gas & Consumable Fuels)	2,482	81,087
PDC Energy, Inc.* (Oil, Gas & Consumable Fuels)	1,368	40,712
Phillips 66 (Oil, Gas & Consumable Fuels)	8,784	756,742
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	3,529	464,134
QEP Resources, Inc.* (Oil, Gas & Consumable Fuels)	4,902	27,598
Range Resources Corp. (Oil, Gas & Consumable Fuels)	4,288	41,036
Rowan Cos. PLC*—Class A (Energy Equipment & Services)	2,631	22,074
Schlumberger, Ltd. (Energy Equipment & Services)	28,672	1,034,485
SemGroup Corp.—Class A (Oil, Gas & Consumable Fuels)	1,359	18,727
SM Energy Co. (Oil, Gas & Consumable Fuels)	2,136	33,065
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	12,035	41,039
Targa Resources Corp. (Oil, Gas & Consumable Fuels)	4,747	170,987
TechnipFMC PLC (Energy Equipment & Services)	8,809	172,480
The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	25,064	552,661
Transocean, Ltd.* (Energy Equipment & Services)	10,475	72,697

See accompanying notes to financial statements.

176  :: ProFund VP Oil & Gas :: Financial Statements

Common Stocks, continued

	Shares	Value
U.S. Silica Holdings, Inc. (Energy Equipment & Services)	1,605	$16,339
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	8,785	658,611
Weatherford International PLC* (Energy Equipment & Services)	20,724	11,585
Whiting Petroleum Corp.* (Oil, Gas & Consumable Fuels)	1,884	42,748
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	1,392	29,803
WPX Energy, Inc.* (Oil, Gas & Consumable Fuels)	8,180	92,843
TOTAL COMMON STOCKS (Cost $12,359,616)		25,363,535

Repurchase Agreements(a) (2.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $546,082	$546,000	$546,000
TOTAL REPURCHASE AGREEMENTS (Cost $546,000)		546,000
TOTAL INVESTMENT SECURITIES (Cost $12,905,616)—100.5%		25,909,535
Net other assets (liabilities)—(0.5)%		(126,496)
NET ASSETS—100.0%		$25,783,039

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ADR    American Depositary Receipt

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Oil & Gas Index	Goldman Sachs International	1/23/19	2.92%	$475,903	$29,146

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

ProFund VP Oil & Gas invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Electric Utilities	$162,051	0.6%
Energy Equipment & Services	2,600,544	10.1%
Oil, Gas & Consumable Fuels	22,534,583	87.4%
Semiconductors & Semiconductor Equipment	66,357	0.3%
Other**	419,504	1.6%
Total	$25,783,039	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Oil & Gas :: 177

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$12,905,616
Securities, at value	25,363,535
Repurchase agreements, at value	546,000
Total Investment Securities, at value	25,909,535
Cash	345
Dividends and interest receivable	27,980
Unrealized appreciation on swap agreements	29,146
Receivable for capital shares issued	26,594
Prepaid expenses	151
TOTAL ASSETS	25,993,751
LIABILITIES:
Payable for capital shares redeemed	130,915
Advisory fees payable	17,557
Management services fees payable	2,341
Administration fees payable	1,978
Administrative services fees payable	14,625
Distribution fees payable	14,238
Trustee fees payable	6
Transfer agency fees payable	1,536
Fund accounting fees payable	1,247
Compliance services fees payable	183
Other accrued expenses	26,086
TOTAL LIABILITIES	210,712
NET ASSETS	$25,783,039
NET ASSETS CONSIST OF:
Capital	$17,285,152
Total distributable earnings (loss)	8,497,887
NET ASSETS	$25,783,039
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	889,239
Net Asset Value (offering and redemption price per share)	$28.99

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$994,385
Interest	2,011
Foreign tax withholding	(368)
TOTAL INVESTMENT INCOME	996,028
EXPENSES:
Advisory fees	282,940
Management services fees	37,725
Administration fees	20,059
Transfer agency fees	20,726
Administrative services fees	100,922
Distribution fees	94,313
Custody fees	7,394
Fund accounting fees	15,951
Trustee fees	1,140
Compliance services fees	449
Other fees	26,190
Recoupment of prior expenses reduced by the Advisor	39,923
Total Gross Expenses before reductions	647,732
Expenses reimbursed by third parties	(24,972)
TOTAL NET EXPENSES	622,760
NET INVESTMENT INCOME (LOSS)	373,268
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	4,632,701
Net realized gains (losses) on swap agreements	(83,826)
Change in net unrealized appreciation/depreciation on investment securities	(12,207,068)
Change in net unrealized appreciation/depreciation on swap agreements	29,146
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(7,629,047)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,255,779)

See accompanying notes to financial statements.

178 :: ProFund VP Oil & Gas :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$373,268	$664,278
Net realized gains (losses) on investments	4,548,875	983,658
Change in net unrealized appreciation/depreciation on investments	(12,177,922)	(4,441,512)
Change in net assets resulting from operations	(7,255,779)	(2,793,576)
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(641,763)	(509,954)
Change in net assets resulting from distributions	(641,763)	(509,954)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	38,617,332	25,240,773
Distributions reinvested	641,763	509,954
Value of shares redeemed	(47,441,713)	(35,718,484)
Change in net assets resulting from capital transactions	(8,182,618)	(9,967,757)
Change in net assets	(16,080,160)	(13,271,287)
NET ASSETS:
Beginning of period	41,863,199	55,134,486
End of period	$25,783,039	$41,863,199
SHARE TRANSACTIONS:
Issued	1,040,042	700,051
Reinvested	16,880	14,654
Redeemed	(1,301,217)	(1,008,539)
Change in shares	(244,295)	(293,834)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Oil & Gas :: 179

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$36.93		$38.63	$31.52	$44.55	$53.48

Investment Activities:
Net investment income (loss)(a)	0.36		0.53	0.37	0.50	0.31
Net realized and unrealized gains (losses) on investments	(7.68)		(1.78)	7.22	(9.97)	(5.51)
Total income (loss) from investment activities	(7.32)		(1.25)	7.59	(9.47)	(5.20)

Distributions to Shareholders From:
Net investment income	(0.62)		(0.45)	(0.48)	(0.26)	(0.22)
Net realized gains on investments	—		—	—	(3.30)	(3.51)
Total distributions	(0.62)		(0.45)	(0.48)	(3.56)	(3.73)

Net Asset Value, End of Period	$28.99		$36.93	$38.63	$31.52	$44.55

Total Return	(20.22	)%(b)	(3.17)%	24.18%	(23.37)%	(10.87)%

Ratios to Average Net Assets:
Gross expenses	1.72%		1.69%	1.70%	1.70%	1.77%
Net expenses	1.65	%(b)	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.99	%(b)	1.52%	1.07%	1.28%	0.59%

Supplemental Data:
Net assets, end of period (000’s)	$25,783		$41,863	$55,134	$40,300	$54,360
Portfolio turnover rate(c)	76%		35%	50%	32%	44%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.68% and 0.96%, respectively, and the total return would have been (20.26)%.

(c)          Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

180 :: ProFund VP Pharmaceuticals :: Management Discussion of Fund Performance

ProFund VP Pharmaceuticals seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select Pharmaceuticals Index(1) (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -6.20%. For the same period, the Index had a total return of -7.56%(2) and a volatility of 19.07%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(3)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the pharmaceuticals sector of the U.S. equity market. Component companies include, among others, the makers of prescription and over-the-counter drugs. The Index includes vaccine producers, but excludes vitamin producers.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Pharmaceuticals from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Pharmaceuticals	-6.20%	4.43%	9.57%
Dow Jones U.S. Select Pharmaceuticals Index	-7.56%	5.18%	14.10%
Dow Jones U.S. Pharmaceuticals Index	8.38%	8.90%	12.92%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP Pharmaceuticals	1.70%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Swap Agreements	1%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Johnson & Johnson	11.4%
Pfizer, Inc.	10.7%
Merck & Co., Inc.	9.6%
Eli Lilly & Co.	7.6%
Bristol-Myers Squibb Co.	6.7%

Dow Jones U.S. Select Pharmaceuticals Index — Composition

% of Index
Pharmaceuticals	92%
Biotechnology	8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         After the close of business on September 28, 2018, the Fund’s underlying index changed from the Dow Jones U.S. Pharmaceuticals Index to Dow Jones U.S. Select Pharmaceuticals Index. This change was made in order to match the Fund’s underlying index to its investment objective.

(2)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(3)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(4)         The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Pharmaceuticals :: 181

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (98.7%)

	Shares	Value
Aclaris Therapeutics, Inc.* (Pharmaceuticals)	10,599	$78,327
Aerie Pharmaceuticals, Inc.* (Pharmaceuticals)	4,352	157,107
Akcea Therapeutics, Inc.* (Pharmaceuticals)	3,420	103,079
Akorn, Inc.* (Pharmaceuticals)	23,047	78,129
Allergan PLC (Pharmaceuticals)	4,868	650,657
AMAG Pharmaceuticals, Inc.* (Biotechnology)	6,789	103,125
Amicus Therapeutics, Inc.* (Biotechnology)	18,032	172,747
Amneal Pharmaceuticals, Inc.* (Pharmaceuticals)	9,848	133,243
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	6,041	120,216
Assembly Biosciences, Inc.* (Pharmaceuticals)	4,466	101,021
Assertio Therapeutics, Inc.* (Pharmaceuticals)	19,729	71,222
Bristol-Myers Squibb Co. (Pharmaceuticals)	17,784	924,412
Catalent, Inc.* (Pharmaceuticals)	8,033	250,469
Corcept Therapeutics, Inc.* (Pharmaceuticals)	10,903	145,664
Cymabay Therapeutics, Inc.* (Pharmaceuticals)	12,628	99,382
Dermira, Inc.* (Pharmaceuticals)	8,903	64,013
Eli Lilly & Co. (Pharmaceuticals)	9,085	1,051,316
Endo International PLC* (Pharmaceuticals)	18,197	132,838
Horizon Pharma PLC* (Pharmaceuticals)	12,171	237,821
Innoviva, Inc.* (Pharmaceuticals)	8,908	155,445
Intersect ENT, Inc.* (Pharmaceuticals)	4,500	126,810
Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	8,316	94,719
Ironwood Pharmaceuticals, Inc.* (Biotechnology)	15,427	159,824
Jazz Pharmaceuticals PLC* (Pharmaceuticals)	2,540	314,858
Johnson & Johnson (Pharmaceuticals)	12,177	1,571,442
Madrigal Pharmaceuticals, Inc.* (Biotechnology)	1,251	141,013
Mallinckrodt PLC* (Pharmaceuticals)	8,801	139,056
Merck & Co., Inc. (Pharmaceuticals)	17,364	1,326,783
Mylan N.V.* (Pharmaceuticals)	15,206	416,644
Myokardia, Inc.* (Pharmaceuticals)	3,382	165,245
Omeros Corp.* (Pharmaceuticals)	8,525	94,969
Pacira Pharmaceuticals, Inc.* (Pharmaceuticals)	4,067	174,962
Perrigo Co. PLC (Pharmaceuticals)	5,718	221,573
Pfizer, Inc. (Pharmaceuticals)	33,793	1,475,064
Reata Pharmaceuticals, Inc.* (Pharmaceuticals)	2,342	131,386
Phibro Animal Health Corp.—Class A (Pharmaceuticals)	3,735	120,118
Prestige Brands Holdings, Inc.* (Pharmaceuticals)	5,462	168,667
Revance Therapeutics, Inc.* (Pharmaceuticals)	5,735	115,446
Spectrum Pharmaceuticals, Inc.* (Biotechnology)	12,771	111,746
TESARO, Inc.* (Biotechnology)	3,188	236,708
The Medicines Co.* (Pharmaceuticals)	7,509	143,722
TherapeuticsMD, Inc.* (Pharmaceuticals)	32,184	122,621
Theravance Biopharma, Inc.* (Pharmaceuticals)	5,588	142,997
Vanda Pharmaceuticals, Inc.* (Biotechnology)	6,294	164,462
WaVe Life Sciences, Ltd.* (Pharmaceuticals)	2,624	110,313
Zoetis, Inc. (Pharmaceuticals)	7,831	669,864
Zogenix, Inc.* (Pharmaceuticals)	4,283	156,158
TOTAL COMMON STOCKS (Cost $11,230,296)		13,647,403

Repurchase Agreements(a) (1.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $172,026	$172,000	$172,000
TOTAL REPURCHASE AGREEMENTS (Cost $172,000)		172,000
TOTAL INVESTMENT SECURITIES (Cost $11,402,296)—99.9%		13,819,403
Net other assets (liabilities)—0.1%		13,456
NET ASSETS—100.0%		$13,832,859

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

182 :: ProFund VP Pharmaceuticals :: Financial Statements

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Select Pharmaceuticals Index	Goldman Sachs International	1/23/19	2.92%	$183,785	$11,344

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

ProFund VP Pharmaceuticals invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Biotechnology	$1,089,625	7.9%
Pharmaceuticals	12,557,778	90.8%
Other**	185,456	1.3%
Total	$13,832,859	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Pharmaceuticals :: 183

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$11,402,296
Securities, at value	13,647,403
Repurchase agreements, at value	172,000
Total Investment Securities, at value	13,819,403
Cash	830
Dividends and interest receivable	10,505
Unrealized appreciation on swap agreements	11,344
Receivable for capital shares issued	12,645
Receivable for investments sold	77,979
Prepaid expenses	67
TOTAL ASSETS	13,932,773
LIABILITIES:
Payable for capital shares redeemed	63,611
Advisory fees payable	9,522
Management services fees payable	1,270
Administration fees payable	1,074
Administrative services fees payable	8,565
Distribution fees payable	8,750
Transfer agency fees payable	834
Fund accounting fees payable	679
Compliance services fees payable	94
Other accrued expenses	5,515
TOTAL LIABILITIES	99,914
NET ASSETS	$13,832,859
NET ASSETS CONSIST OF:
Capital	$11,543,069
Total distributable earnings (loss)	2,289,790
NET ASSETS	$13,832,859
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	396,891
Net Asset Value (offering and redemption price per share)	$34.85

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$377,272
Interest	1,495
TOTAL INVESTMENT INCOME	378,767
EXPENSES:
Advisory fees	122,137
Management services fees	16,285
Administration fees	8,133
Transfer agency fees	8,154
Administrative services fees	42,839
Distribution fees	40,712
Custody fees	2,975
Fund accounting fees	6,259
Trustee fees	421
Compliance services fees	170
Other fees	11,337
Recoupment of prior expenses reduced by the Advisor	27,111
Total Gross Expenses before reductions	286,533
Expenses reimbursed by third parties	(13,362)
TOTAL NET EXPENSES	273,171
NET INVESTMENT INCOME (LOSS)	105,596
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	2,605,001
Net realized gains (losses) on swap agreements	(143,322)
Change in net unrealized appreciation/depreciation on investment securities	(3,628,649)
Change in net unrealized appreciation/depreciation on swap agreements	12,118
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,154,852)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,049,256)

See accompanying notes to financial statements.

184 :: ProFund VP Pharmaceuticals :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$105,596	$168,708
Net realized gains (losses) on investments	2,461,679	1,468,962
Change in net unrealized appreciation/depreciation on investments	(3,616,531)	203,220
Change in net assets resulting from operations	(1,049,256)	1,840,890
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(538,480)	(266,510)
Change in net assets resulting from distributions	(538,480)	(266,510)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	20,456,127	11,271,016
Distributions reinvested	538,480	266,510
Value of shares redeemed	(22,851,943)	(15,712,062)
Change in net assets resulting from capital transactions	(1,857,336)	(4,174,536)
Change in net assets	(3,445,072)	(2,600,156)
NET ASSETS:
Beginning of period	17,277,931	19,878,087
End of period	$13,832,859	$17,277,931
SHARE TRANSACTIONS:
Issued	525,605	295,667
Reinvested	14,912	6,813
Redeemed	(592,014)	(415,334)
Change in shares	(51,497)	(112,854)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Pharmaceuticals :: 185

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$38.53	$35.42	$39.47	$38.89	$34.19

Investment Activities:
Net investment income (loss)(a)	0.25	0.33	0.29	0.24	0.28
Net realized and unrealized gains (losses) on investments	(2.58)	3.34	(1.63)	1.50	6.16
Total income (loss) from investment activities	(2.33)	3.67	(1.34)	1.74	6.44

Distributions to Shareholders From:
Net investment income	(0.42)	(0.39)	(0.38)	(0.19)	(0.29)
Net realized gains on investments	(0.93)	(0.17)	(2.33)	(0.97)	(1.45)
Total distributions	(1.35)	(0.56)	(2.71)	(1.16)	(1.74)

Net Asset Value, End of Period	$34.85	$38.53	$35.42	$39.47	$38.89

Total Return	(6.20)%	10.36%	(3.73)%	4.44%	19.36%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.70%	1.71%	1.72%	1.71%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.65%	0.88%	0.76%	0.59%	0.75%

Supplemental Data:
Net assets, end of period (000’s)	$13,833	$17,278	$19,878	$30,710	$32,911
Portfolio turnover rate(b)	261%	219%	247%	254%	256%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

186 :: ProFund VP Precious Metals :: Management Discussion of Fund Performance

ProFund VP Precious Metals seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious Metals Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -13.47%. For the same period, the Index had a return of -11.22%(1) and a volatility of 26.52%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the precious metals mining sector. Component companies include, among others, leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Precious Metals from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Precious Metals	-13.47%	-6.21%	-5.65%
Dow Jones Precious Metals Index	-11.22%	-3.81%	-3.43%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP Precious Metals	1.70%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Precious Metals primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Dow Jones Precious Metals Index — Composition

% of Index
Gold	89%
Silver	11%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)        1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Precious Metals :: 187

Schedule of Portfolio Investments :: December 31, 2018

Repurchase Agreements(a)(b) (100.0%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $19,006,853	$19,004,000	$19,004,000
TOTAL REPURCHASE AGREEMENTS (Cost $19,004,000)		19,004,000
TOTAL INVESTMENT SECURITIES (Cost $19,004,000)—100.0%		19,004,000
Net other assets (liabilities)—NM		(3,489)
NET ASSETS—100.0%		$19,000,511

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $3,356,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

NM         Not meaningful.

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones Precious Metals Index	Goldman Sachs International	1/23/19	2.92%	$8,981,945	$(15,683)
Dow Jones Precious Metals Index	UBS AG	1/23/19	3.17%	9,995,533	(17,006)
				$18,977,478	$(32,689)

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

188 :: ProFund VP Precious Metals :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$19,004,000
Repurchase agreements, at value	19,004,000
Total Investment Securities, at value	19,004,000
Interest receivable	1,427
Receivable for capital shares issued	112,885
Receivable from counterparties to swap agreements	847,858
Prepaid expenses	90
TOTAL ASSETS	19,966,260
LIABILITIES:
Payable for capital shares redeemed	42,005
Cash overdraft	847,389
Unrealized depreciation on swap agreements	32,689
Advisory fees payable	11,285
Management services fees payable	1,505
Administration fees payable	1,322
Administrative services fees payable	8,163
Distribution fees payable	7,714
Transfer agency fees payable	1,026
Fund accounting fees payable	821
Compliance services fees payable	102
Other accrued expenses	11,728
TOTAL LIABILITIES	965,749
NET ASSETS	$19,000,511
NET ASSETS CONSIST OF:
Capital	$88,752,271
Total distributable earnings (loss)	(69,751,760)
NET ASSETS	$19,000,511
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,111,405
Net Asset Value (offering and redemption price per share)	$17.10

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Interest	$349,232
EXPENSES:
Advisory fees	151,946
Management services fees	20,259
Administration fees	10,572
Transfer agency fees	11,068
Administrative services fees	57,572
Distribution fees	50,649
Custody fees	2,865
Fund accounting fees	8,315
Trustee fees	602
Compliance services fees	231
Other fees	6,392
Recoupment of prior expenses reduced by the Advisor	33,895
Total Gross Expenses before reductions	354,366
Expenses reimbursed by third parties	(14,008)
TOTAL NET EXPENSES	340,358
NET INVESTMENT INCOME (LOSS)	8,874
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(3,249,586)
Change in net unrealized appreciation/depreciation on swap agreements	32,692
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(3,216,894)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,208,020)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Precious Metals :: 189

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$8,874	$(239,580)
Net realized gains (losses) on investments	(3,249,586)	1,856,055
Change in net unrealized appreciation/depreciation on investments	32,692	(92,931)
Change in net assets resulting from operations	(3,208,020)	1,523,544
CAPITAL TRANSACTIONS:
Proceeds from shares issued	46,670,834	76,157,346
Value of shares redeemed	(48,748,726)	(81,954,370)
Change in net assets resulting from capital transactions	(2,077,892)	(5,797,024)
Change in net assets	(5,285,912)	(4,273,480)
NET ASSETS:
Beginning of period	24,286,423	28,559,903
End of period	$19,000,511	$24,286,423
SHARE TRANSACTIONS:
Issued	2,644,953	3,793,322
Redeemed	(2,763,216)	(4,086,125)
Change in shares	(118,263)	(292,803)

See accompanying notes to financial statements.

190 :: ProFund VP Precious Metals :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$19.75	$18.76	$12.04	$17.93	$23.55

Investment Activities:
Net investment income (loss)(a)	0.01	(0.18)	(0.30)	(0.26)	(0.40)
Net realized and unrealized gains (losses) on investments	(2.66)	1.17	7.02	(5.63)	(5.22)
Total income (loss) from investment activities	(2.65)	0.99	6.72	(5.89)	(5.62)

Net Asset Value, End of Period	$17.10	$19.75	$18.76	$12.04	$17.93

Total Return	(13.47)%	5.28%	55.81%	(32.85)%	(23.86)%

Ratios to Average Net Assets:
Gross expenses	1.75%	1.70%	1.70%	1.76%	1.77%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.04%	(0.88)%	(1.41)%	(1.64)%	(1.66)%

Supplemental Data:
Net assets, end of period (000’s)	$19,001	$24,286	$28,560	$17,515	$25,212
Portfolio turnover rate(b)	—	—	—	—	—

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Real Estate :: 191

ProFund VP Real Estate seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Real Estate Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -5.70%. For the same period, the Index had a total return of -4.03%(1) and a volatility of 15.51%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include real estate holding and development and real estate service companies; and real estate investment trusts (“REITs”) that invest in industrial, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate and real estate related loans or interests.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Real Estate from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Real Estate	-5.70%	6.20%	10.22%
Dow Jones U.S. Real Estate Index	-4.03%	8.06%	12.12%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP Real Estate	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	97%
Swap Agreements	2%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
American Tower Corp.	7.0%
Simon Property Group, Inc.	5.2%
Crown Castle International Corp.	4.5%
Prologis, Inc.	3.7%
Public Storage	3.0%

Dow Jones U.S. Real Estate Index — Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	92%
Mortgage Real Estate Investment Trusts (REITs)	5%
Real Estate Management & Development	2%
Professional Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

192 :: ProFund VP Real Estate :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (97.3%)

	Shares	Value
Acadia Realty Trust (Equity Real Estate Investment Trusts)	846	$20,101
AGNC Investment Corp. (Mortgage Real Estate Investment Trusts)	5,476	96,049
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	1,116	128,608
American Campus Communities, Inc. (Equity Real Estate Investment Trusts)	1,421	58,815
American Homes 4 Rent—Class A (Equity Real Estate Investment Trusts)	2,671	53,019
American Tower Corp. (Equity Real Estate Investment Trusts)	4,570	722,928
Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts)	13,627	133,817
Apartment Investment & Management Co.— Class A (Equity Real Estate Investment Trusts)	1,614	70,822
Apple Hospitality REIT, Inc. (Equity Real Estate Investment Trusts)	2,231	31,814
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	1,434	249,588
Blackstone Mortgage Trust, Inc.—Class A (Mortgage Real Estate Investment Trusts)	1,255	39,984
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	1,602	180,305
Brandywine Realty Trust (Equity Real Estate Investment Trusts)	1,853	23,848
Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts)	3,110	45,686
Camden Property Trust (Equity Real Estate Investment Trusts)	966	85,056
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	3,289	131,691
Chimera Investment Corp. (Mortgage Real Estate Investment Trusts)	1,939	34,553
Colony Capital, Inc. (Equity Real Estate Investment Trusts)	5,086	23,802
Columbia Property Trust, Inc. (Equity Real Estate Investment Trusts)	1,224	23,684
Corecivic, Inc. (Equity Real Estate Investment Trusts)	1,231	21,949
CoreSite Realty Corp. (Equity Real Estate Investment Trusts)	380	33,147
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)	1,128	23,722
CoStar Group, Inc.* (Professional Services)	377	127,177
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	4,361	34,452
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	4,303	467,435
CubeSmart (Equity Real Estate Investment Trusts)	1,934	55,486
CyrusOne, Inc. (Equity Real Estate Investment Trusts)	1,099	58,115
DiamondRock Hospitality Co. (Equity Real Estate Investment Trusts)	2,156	19,576
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	2,141	228,124
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)	1,675	57,168
Duke Realty Corp. (Equity Real Estate Investment Trusts)	3,717	96,270
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	374	34,307
EPR Properties (Equity Real Estate Investment Trusts)	771	49,367
Equinix, Inc. (Equity Real Estate Investment Trusts)	834	294,035
Equity Commonwealth (Equity Real Estate Investment Trusts)	1,262	37,865
Equity LifeStyle Properties, Inc. (Equity Real Estate Investment Trusts)	930	90,331
Equity Residential (Equity Real Estate Investment Trusts)	3,821	252,224
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	686	168,214
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	1,313	118,800
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	766	90,419
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,311	37,835
Gaming & Leisure Properties, Inc. (Equity Real Estate Investment Trusts)	2,088	67,463
HCP, Inc. (Equity Real Estate Investment Trusts)	4,954	138,365
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,300	36,972
Healthcare Trust of America, Inc.—Class A (Equity Real Estate Investment Trusts)	2,146	54,315
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts)	1,074	41,553
Hospitality Properties Trust (Equity Real Estate Investment Trusts)	1,706	40,739
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	7,697	128,309
Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts)	1,625	47,223
Invesco Mortgage Capital, Inc. (Mortgage Real Estate Investment Trusts)	1,158	16,768
Invitation Homes, Inc. (Equity Real Estate Investment Trusts)	3,078	61,806
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	2,968	96,193
JBG Smith Properties (Equity Real Estate Investment Trusts)	1,128	39,266
Jones Lang LaSalle, Inc. (Real Estate Management & Development)	473	59,882
Kilroy Realty Corp. (Equity Real Estate Investment Trusts)	1,045	65,710
Kimco Realty Corp. (Equity Real Estate Investment Trusts)	4,372	64,050
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts)	883	61,086
Lexington Realty Trust (Equity Real Estate Investment Trusts)	2,181	17,906
Liberty Property Trust (Equity Real Estate Investment Trusts)	1,532	64,160
Life Storage, Inc. (Equity Real Estate Investment Trusts)	484	45,007
Mack-Cali Realty Corp. (Equity Real Estate Investment Trusts)	936	18,336
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	3,785	60,863

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Real Estate :: 193

Common Stocks, continued

	Shares	Value
MFA Financial, Inc. (Mortgage Real Estate Investment Trusts)	4,663	$31,149
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	1,180	112,926
National Health Investors, Inc. (Equity Real Estate Investment Trusts)	438	33,087
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)	1,651	80,090
New Residential Investment Corp. (Mortgage Real Estate Investment Trusts)	3,789	53,842
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)	2,082	73,182
Outfront Media, Inc. (Equity Real Estate Investment Trusts)	1,447	26,220
Paramount Group, Inc. (Equity Real Estate Investment Trusts)	2,117	26,590
Park Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	2,088	54,246
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts)	1,327	37,567
Physicians Realty Trust (Equity Real Estate Investment Trusts)	1,892	30,329
Piedmont Office Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	1,331	22,680
Potlatch Corp. (Equity Real Estate Investment Trusts)	702	22,211
Prologis, Inc. (Equity Real Estate Investment Trusts)	6,530	383,442
Public Storage (Equity Real Estate Investment Trusts)	1,555	314,748
Rayonier, Inc. (Equity Real Estate Investment Trusts)	1,342	37,160
Realogy Holdings Corp. (Real Estate Management & Development)	1,226	17,998
Realty Income Corp. (Equity Real Estate Investment Trusts)	3,061	192,965
Regency Centers Corp. (Equity Real Estate Investment Trusts)	1,757	103,101
Retail Properties of America, Inc. (Equity Real Estate Investment Trusts)	2,235	24,250
RLJ Lodging Trust (Equity Real Estate Investment Trusts)	1,817	29,799
Ryman Hospitality Properties, Inc.—Class I (Equity Real Estate Investment Trusts)	532	35,479
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	1,849	30,472
SBA Communications Corp.* (Equity Real Estate Investment Trusts)	1,175	190,221
Senior Housing Properties Trust (Equity Real Estate Investment Trusts)	2,466	28,902
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	3,208	538,912
SITE Centers Corp. (Equity Real Estate Investment Trusts)	1,514	16,760
SL Green Realty Corp. (Equity Real Estate Investment Trusts)	885	69,986
Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts)	890	31,373
Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts)	2,856	56,292
STORE Capital Corp. (Equity Real Estate Investment Trusts)	1,964	55,601
Sun Communities, Inc. (Equity Real Estate Investment Trusts)	897	91,234
Sunstone Hotel Investors, Inc. (Equity Real Estate Investment Trusts)	2,367	30,795
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts)	974	19,694
Taubman Centers, Inc. (Equity Real Estate Investment Trusts)	634	28,841
The GEO Group, Inc. (Equity Real Estate Investment Trusts)	1,264	24,901
The Howard Hughes Corp.* (Real Estate Management & Development)	406	39,634
The Macerich Co. (Equity Real Estate Investment Trusts)	1,098	47,521
Two Harbors Investment Corp. (Mortgage Real Estate Investment Trusts)	2,573	33,037
UDR, Inc. (Equity Real Estate Investment Trusts)	2,858	113,234
Uniti Group, Inc. (Equity Real Estate Investment Trusts)	1,857	28,913
Urban Edge Properties (Equity Real Estate Investment Trusts)	1,185	19,695
Ventas, Inc. (Equity Real Estate Investment Trusts)	3,698	216,666
VEREIT, Inc. (Equity Real Estate Investment Trusts)	10,036	71,757
Vici Properties, Inc. (Equity Real Estate Investment Trusts)	3,737	70,181
Vornado Realty Trust (Equity Real Estate Investment Trusts)	1,796	111,406
Washington Real Estate Investment Trust (Equity Real Estate Investment Trusts)	828	19,044
Weingarten Realty Investors (Equity Real Estate Investment Trusts)	1,238	30,715
Welltower, Inc. (Equity Real Estate Investment Trusts)	3,897	270,491
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	7,772	169,896
WP Carey, Inc. (Equity Real Estate Investment Trusts)	1,671	109,183
Xenia Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	1,167	20,072
TOTAL COMMON STOCKS (Cost $5,539,834)		10,104,650

Repurchase Agreements(a) (1.9%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $193,029	$193,000	$193,000
TOTAL REPURCHASE AGREEMENTS (Cost $193,000)		193,000
TOTAL INVESTMENT SECURITIES (Cost $5,732,834)—99.2%		10,297,650
Net other assets (liabilities)—0.8%		86,331
NET ASSETS—100.0%		$10,383,981

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

194 :: ProFund VP Real Estate :: Financial Statements

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Real Estate Index	Goldman Sachs International	1/23/19	2.92%	$227,379	$8,985

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

ProFund VP Real Estate invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Equity Real Estate Investment Trusts	$9,232,777	88.9%
Mortgage Real Estate Investment Trusts	495,491	4.8%
Professional Services	127,177	1.2%
Real Estate Management & Development	249,205	2.4%
Other**	279,331	2.7%
Total	$10,383,981	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Real Estate :: 195

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$5,732,834
Securities, at value	10,104,650
Repurchase agreements, at value	193,000
Total Investment Securities, at value	10,297,650
Cash	334
Dividends and interest receivable	60,841
Unrealized appreciation on swap agreements	8,985
Receivable for capital shares issued	44,585
Prepaid expenses	41
TOTAL ASSETS	10,412,436
LIABILITIES:
Payable for capital shares redeemed	6,057
Advisory fees payable	6,353
Management services fees payable	847
Administration fees payable	783
Administrative services fees payable	3,912
Distribution fees payable	3,592
Transfer agency fees payable	608
Fund accounting fees payable	515
Compliance services fees payable	63
Other accrued expenses	5,725
TOTAL LIABILITIES	28,455
NET ASSETS	$10,383,981
NET ASSETS CONSIST OF:
Capital	$6,341,766
Total distributable earnings (loss)	4,042,215
NET ASSETS	$10,383,981
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	190,486
Net Asset Value (offering and redemption price per share)	$54.51

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$353,138
Interest	600
TOTAL INVESTMENT INCOME	353,738
EXPENSES:
Advisory fees	75,908
Management services fees	10,121
Administration fees	5,588
Transfer agency fees	5,623
Administrative services fees	30,910
Distribution fees	25,303
Custody fees	2,100
Fund accounting fees	4,952
Trustee fees	281
Compliance services fees	113
Other fees	10,091
Total Gross Expenses before reductions	170,990
Expenses reduced and reimbursed by the Advisor	(954)
TOTAL NET EXPENSES	170,036
NET INVESTMENT INCOME (LOSS)	183,702
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,172,970
Net realized gains (losses) on swap agreements	(30,398)
Change in net unrealized appreciation/depreciation on investment securities	(2,089,774)
Change in net unrealized appreciation/depreciation on swap agreements	8,985
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(938,217)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(754,515)

See accompanying notes to financial statements.

196 :: ProFund VP Real Estate :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$183,702	$207,107
Net realized gains (losses) on investments	1,142,572	1,535,089
Change in net unrealized appreciation/depreciation on investments	(2,080,789)	(864,799)
Change in net assets resulting from operations	(754,515)	877,397
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(1,361,143)	(820,709)
Change in net assets resulting from distributions	(1,361,143)	(820,709)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	12,465,066	23,011,577
Distributions reinvested	1,361,143	820,709
Value of shares redeemed	(12,745,940)	(25,686,962)
Change in net assets resulting from capital transactions	1,080,269	(1,854,676)
Change in net assets	(1,035,389)	(1,797,988)
NET ASSETS:
Beginning of period	11,419,370	13,217,358
End of period	$10,383,981	$11,419,370
SHARE TRANSACTIONS:
Issued	209,253	339,040
Reinvested	23,854	12,485
Redeemed	(213,948)	(383,477)
Change in shares	19,159	(31,952)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Real Estate :: 197

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$66.65	$65.02	$62.61	$62.83	$51.03

Investment Activities:
Net investment income (loss)(a)	1.09	1.02	0.84	0.64	0.88
Net realized and unrealized gains (losses) on investments	(4.66)	4.13	2.76	(0.44)	11.84
Total income (loss) from investment activities	(3.57)	5.15	3.60	0.20	12.72

Distributions to Shareholders From:
Net investment income	(1.36)	(0.66)	(1.19)	(0.42)	(0.92)
Net realized gains on investments	(7.21)	(2.86)	—	—	—
Total distributions	(8.57)	(3.52)	(1.19)	(0.42)	(0.92)

Net Asset Value, End of Period	$54.51	$66.65	$65.02	$62.61	$62.83

Total Return	(5.70)%	8.05%	5.72%	0.32%	25.02%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.68%	1.68%	1.68%	1.75%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	1.82%	1.52%	1.29%	1.02%	1.52%

Supplemental Data:
Net assets, end of period (000’s)	$10,384	$11,419	$13,217	$22,086	$27,735
Portfolio turnover rate(b)	82%	135%	146%	136%	127%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

198 :: ProFund VP Rising Rates Opportunity :: Management Discussion of Fund Performance

ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (-1.25x) of the movement of the most recently issued 30-Year U.S. Treasury Bond ( the “Long Bond”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1.25x) times the return of the Long Bond for the same period. For periods longer than a single day, the Fund will lose money if the Long Bond’s performance is flat, and it is possible that the Fund will lose money even if the level of the Long Bond falls. For the year ended December 31, 2018, the Fund had a total return of 4.16%. For the same period, the Long Bond, as measured by the Ryan Labs On-The-Run 30 Year Treasury Index(1), had a total return of -2.62%(2) and a volatility of 10.51%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to one and one-quarter times the inverse of the daily price movement of the Long Bond.(3)

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as one and one-quarter times the inverse of the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of December 31, 2018, the most recent Long Bond carried a maturity date of 11/15/2048 and a 3.375% coupon.

During the year ended December 31, 2018, the Fund invested in swap agreements and futures contracts as a substitute for shorting bonds in order to gain inverse leveraged exposure to the Long Bond. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Rising Rates Opportunity from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Rising Rates Opportunity	4.16%	-9.79%	-7.69%
Ryan Labs On-The-Run 30 Year Treasury Index	-2.62%	6.04%	2.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP Rising Rates Opportunity	1.64%	1.64%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(127)%
Total Exposure	(127)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Rising Rates Opportunity primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The Ryan Labs On-The-Run 30 Year Treasury Index is an index that consists of public obligations of the U.S. Treasury consisting of a single security, the latest issued on-the-run 30 Year Treasury bond. This Index reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. It is not possible to invest directly in an index.

(2)         The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses.

(3)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Long Bond and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Rising Rates Opportunity :: 199

Schedule of Portfolio Investments :: December 31, 2018

Repurchase Agreements(a)(b) (105.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $10,469,572	$10,468,000	$10,468,000
TOTAL REPURCHASE AGREEMENTS (Cost $10,468,000)		10,468,000
TOTAL INVESTMENT SECURITIES (Cost $10,468,000)—105.3%		10,468,000
Net other assets (liabilities)—(5.3)%		(526,679)
NET ASSETS—100.0%		$9,941,321

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $418,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
30-Year U.S. Treasury Bond, 3.375% due on 11/15/48	Citibank North America	1/15/19	(2.60)%	$(9,625,781)	$(187,157)
30-Year U.S. Treasury Bond, 3.375% due on 11/15/48	Societe’ Generale	1/15/19	(2.29)%	(2,994,688)	(46,385)
				$(12,620,469)	$(233,542)

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

200 :: ProFund VP Rising Rates Opportunity :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$10,468,000
Repurchase agreements, at value	10,468,000
Total Investment Securities, at value	10,468,000
Cash	1,039
Interest receivable	786
Receivable for capital shares issued	13,235
Prepaid expenses	53
TOTAL ASSETS	10,483,113
LIABILITIES:
Payable for capital shares redeemed	278,809
Unrealized depreciation on swap agreements	233,542
Advisory fees payable	6,878
Management services fees payable	917
Administration fees payable	777
Administrative services fees payable	4,886
Distribution fees payable	6,256
Transfer agency fees payable	603
Fund accounting fees payable	483
Compliance services fees payable	60
Other accrued expenses	8,581
TOTAL LIABILITIES	541,792
NET ASSETS	$9,941,321
NET ASSETS CONSIST OF:
Capital	$34,664,054
Total distributable earnings (loss)	(24,722,733)
NET ASSETS	$9,941,321
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	204,732
Net Asset Value (offering and redemption price per share)	$48.56

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Interest	$199,907
EXPENSES:
Advisory fees	85,358
Management services fees	11,381
Administration fees	6,371
Transfer agency fees	6,471
Administrative services fees	26,689
Distribution fees	28,453
Custody fees	1,859
Fund accounting fees	4,873
Trustee fees	299
Compliance services fees	132
Other fees	12,893
Recoupment of prior expenses reduced by the Advisor	1,653
TOTAL NET EXPENSES	186,432
NET INVESTMENT INCOME (LOSS)	13,475
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(65,098)
Net realized gains (losses) on swap agreements	488,461
Change in net unrealized appreciation/depreciation on swap agreements	(322,162)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	101,201
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$114,676

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Rising Rates Opportunity :: 201

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$13,475	$(103,641)
Net realized gains (losses) on investments	423,363	(1,524,213)
Change in net unrealized appreciation/depreciation on investments	(322,162)	232,873
Change in net assets resulting from operations	114,676	(1,394,981)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	52,335,196	69,879,132
Value of shares redeemed	(50,134,514)	(79,534,043)
Change in net assets resulting from capital transactions	2,200,682	(9,654,911)
Change in net assets	2,315,358	(11,049,892)
NET ASSETS:
Beginning of period	7,625,963	18,675,855
End of period	$9,941,321	$7,625,963
SHARE TRANSACTIONS:
Issued	1,038,092	1,407,608
Redeemed	(996,971)	(1,596,942)
Change in shares	41,121	(189,334)

See accompanying notes to financial statements.

202 :: ProFund VP Rising Rates Opportunity :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016(a)	Year Ended Dec. 31, 2015(a)	Year Ended Dec. 31, 2014(a)
Net Asset Value, Beginning of Period	$46.61	$52.91	$55.80	$56.72	$81.29

Investment Activities:
Net investment income (loss)(b)	0.06	(0.46)	(0.68)	(0.90)	(1.10)
Net realized and unrealized gains (losses) on investments	1.89	(5.84)	(2.21)	(0.02)	(23.47)
Total income (loss) from investment activities	1.95	(6.30)	(2.89)	(0.92)	(24.57)

Net Asset Value, End of Period	$48.56	$46.61	$52.91	$55.80	$56.72

Total Return	4.16%	(11.90)%	(5.16)%	(1.59)%	(30.26)%

Ratios to Average Net Assets:
Gross expenses	1.64%	1.70%	1.68%	1.68%	1.70%
Net expenses	1.64%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.12%	(0.91)%	(1.41)%	(1.63)%	(1.66)%

Supplemental Data:
Net assets, end of period (000’s)	$9,941	$7,626	$18,676	$15,753	$19,498
Portfolio turnover rate(c)	—	—	—	—	—

(a)         As described in Note 8, share amounts have been adjusted for 1:10 reverse share split that occurred on December 5, 2016.

(b)         Per share net investment income (loss) has been calculated using the average daily shares method.

(c)          Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Semiconductor :: 203

ProFund VP Semiconductor seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Semiconductors Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -10.23%. For the same period, the Index had a return of -8.70%(1) and a volatility of 28.84%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the semiconductor sector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and motherboards.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Semiconductor from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Semiconductor	-10.23%	15.22%	16.49%
Dow Jones U.S. Semiconductors Index	-8.70%	17.32%	18.58%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP Semiconductor	1.61%	1.61%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	77%
Swap Agreements	26%
Total Exposure	103%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Intel Corp.	19.5%
Broadcom, Inc.	9.6%
Texas Instruments, Inc.	8.2%
NVIDIA Corp.	7.4%
Qualcomm, Inc.	6.3%

Dow Jones U.S. Semiconductors Index — Composition

% of Index
Semiconductors & Semiconductor Equipment	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

204 :: ProFund VP Semiconductor :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (77.4%)

	Shares	Value
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	4,293	$79,249
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	1,814	155,696
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	4,793	156,923
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	2,026	515,171
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	286	9,489
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	494	21,131
Cypress Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	1,763	22,425
Entegris, Inc. (Semiconductors & Semiconductor Equipment)	678	18,913
Integrated Device Technology, Inc.* (Semiconductors & Semiconductor Equipment)	630	30,511
Intel Corp. (Semiconductors & Semiconductor Equipment)	22,241	1,043,769
InterDigital, Inc. (Communications Equipment)	153	10,164
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	751	67,207
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	764	104,034
Marvell Technology Group, Ltd. (Semiconductors & Semiconductor Equipment)	2,881	46,643
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	1,350	68,648
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,155	83,068
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	5,444	172,738
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	249	16,088
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	185	21,506
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	2,961	395,294
ON Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	2,044	33,746
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	605	36,742
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	5,902	335,883
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	323	14,816
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	211	16,629
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	875	58,643
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	158	5,879
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	885	27,771
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	4,682	442,449
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	206	19,275
Versum Materials, Inc. (Semiconductors & Semiconductor Equipment)	535	14,830
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	1,229	104,674
TOTAL COMMON STOCKS (Cost $1,817,386)		4,150,004

Repurchase Agreements(a) (6.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $335,050	$335,000	$335,000
TOTAL REPURCHASE AGREEMENTS (Cost $335,000)		335,000
TOTAL INVESTMENT SECURITIES (Cost $2,152,386)—83.6%		4,485,004
Net other assets (liabilities)—16.4%		879,007
NET ASSETS—100.0%		$5,364,011

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Semiconductor :: 205

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Semiconductors Index	Goldman Sachs International	1/23/19	2.92%	$1,399,659	$9,335

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

ProFund VP Semiconductor invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Communications Equipment	$10,164	0.2%
Semiconductors & Semiconductor Equipment	4,139,840	77.2%
Other**	1,214,007	22.6%
Total	$5,364,011	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

206 :: ProFund VP Semiconductor :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$2,152,386
Securities, at value	4,150,004
Repurchase agreements, at value	335,000
Total Investment Securities, at value	4,485,004
Cash	352
Dividends and interest receivable	563
Unrealized appreciation on swap agreements	9,335
Receivable for investments sold	1,276,788
Prepaid expenses	44
TOTAL ASSETS	5,772,086
LIABILITIES:
Payable for investments purchased	201,007
Payable for capital shares redeemed	191,376
Advisory fees payable	3,614
Management services fees payable	482
Administration fees payable	408
Administrative services fees payable	2,703
Distribution fees payable	3,041
Transfer agency fees payable	317
Fund accounting fees payable	262
Compliance services fees payable	41
Other accrued expenses	4,824
TOTAL LIABILITIES	408,075
NET ASSETS	$5,364,011
NET ASSETS CONSIST OF:
Capital	$2,702,345
Total distributable earnings (loss)	2,661,666
NET ASSETS	$5,364,011
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	120,916
Net Asset Value (offering and redemption price per share)	$44.36

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$178,932
Interest	1,099
TOTAL INVESTMENT INCOME	180,031
EXPENSES:
Advisory fees	68,892
Management services fees	9,186
Administration fees	4,818
Transfer agency fees	5,061
Administrative services fees	23,698
Distribution fees	22,964
Custody fees	1,878
Fund accounting fees	3,988
Trustee fees	271
Compliance services fees	122
Other fees	10,418
TOTAL NET EXPENSES	151,296
NET INVESTMENT INCOME (LOSS)	28,735
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	949,966
Net realized gains (losses) on swap agreements	(22,351)
Change in net unrealized appreciation/depreciation on investment securities	(1,660,574)
Change in net unrealized appreciation/depreciation on swap agreements	9,641
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(723,318)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(694,583)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Semiconductor :: 207

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$28,735	$(11,803)
Net realized gains (losses) on investments	927,615	500,823
Change in net unrealized appreciation/depreciation on investments	(1,650,933)	2,121,899
Change in net assets resulting from operations	(694,583)	2,610,919
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(713,683)	(20,339)
Change in net assets resulting from distributions	(713,683)	(20,339)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	15,620,744	24,725,731
Distributions reinvested	713,683	20,339
Value of shares redeemed	(20,621,699)	(23,254,076)
Change in net assets resulting from capital transactions	(4,287,272)	1,491,994
Change in net assets	(5,695,538)	4,082,574
NET ASSETS:
Beginning of period	11,059,549	6,976,975
End of period	$5,364,011	$11,059,549
SHARE TRANSACTIONS:
Issued	283,966	534,240
Reinvested	12,871	419
Redeemed	(385,322)	(503,867)
Change in shares	(88,485)	30,792

See accompanying notes to financial statements.

208 :: ProFund VP Semiconductor :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$52.82	$39.06	$30.62	$32.67	$24.32

Investment Activities:
Net investment income (loss)(a)	0.17	(0.06)	0.18	0.06	0.22
Net realized and unrealized gains (losses) on investments	(4.81)	13.95	8.29	(1.01)	8.17
Total income (loss) from investment activities	(4.64)	13.89	8.47	(0.95)	8.39

Distributions to Shareholders From:
Net investment income	—	(0.13)	(0.03)	(0.21)	(0.04)
Net realized gains on investments	(3.82)	—	—	(0.89)	—
Total distributions	(3.82)	(0.13)	(0.03)	(1.10)	(0.04)

Net Asset Value, End of Period	$44.36	$52.82	$39.06	$30.62	$32.67

Total Return	(10.23)%	35.55%	27.71%	(2.88)%	34.53%

Ratios to Average Net Assets:
Gross expenses	1.65%	1.68%	1.68%	1.68%	1.78%
Net expenses	1.65%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.31%	(0.12)%	0.51%	0.20%	0.76%

Supplemental Data:
Net assets, end of period (000’s)	$5,364	$11,060	$6,977	$4,604	$9,786
Portfolio turnover rate(b)	249%	297%	474%	480%	645%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Short Dow 30 :: 209

ProFund VP Short Dow 30 seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Dow Jones Industrial Average (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2018, the Fund had a total return of 2.36%. For the same period, the Index had a total return of -3.48%(1) and a volatility of 18.00%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a price-weighted index. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors, and accurately represents the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment, and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire Index is reviewed.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Dow 30 from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Short Dow 30	2.36%	-10.82%	-15.90%
Dow Jones Industrial Average	-3.48%	9.70%	13.16%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Dow 30	2.87%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Dow 30 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Dow Jones Industrial Average — Composition

% of Index
Industrials	22%
Information Technology	17%
Health Care	14%
Financials	14%
Consumer Discretionary	12%
Consumer Staples	9%
Energy	5%
Communication Services	5%
Materials	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

210 :: ProFund VP Short Dow 30 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Repurchase Agreements(a)(b) (96.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $14,002	$14,000	$14,000
TOTAL REPURCHASE AGREEMENTS (Cost $14,000)		14,000
TOTAL INVESTMENT SECURITIES (Cost $14,000)—96.7%		14,000
Net other assets (liabilities)—3.3%		475
NET ASSETS—100.0%		$14,475

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $11,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones Industrial Average	Goldman Sachs International	1/28/19	(2.62)%	$(7,875)	$(62)
Dow Jones Industrial Average	UBS AG	1/28/19	(2.62)%	(6,581)	(54)
				$(14,456)	$(116)

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Dow 30 :: 211

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$14,000
Repurchase agreements, at value	14,000
Total Investment Securities, at value	14,000
Cash	747
Interest receivable	1
TOTAL ASSETS	14,748
LIABILITIES:
Unrealized depreciation on swap agreements	116
Advisory fees payable	122
Management services fees payable	17
Administration fees payable	1
Administrative services fees payable	2
Distribution fees payable	5
Transfer agency fees payable	1
Fund accounting fees payable	1
Other accrued expenses	8
TOTAL LIABILITIES	273
NET ASSETS	$14,475
NET ASSETS CONSIST OF:
Capital	$66,382
Total distributable earnings (loss)	(51,907)
NET ASSETS	$14,475
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,335
Net Asset Value (offering and redemption price per share)	$10.84

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Interest	$261
EXPENSES:
Advisory fees	114
Management services fees	16
Administration fees	9
Transfer agency fees	9
Administrative services fees	12
Distribution fees	38
Custody fees	6
Fund accounting fees	7
Trustee fees	— (a)
Compliance services fees	— (a)
Other fees	23
Recoupment of prior expenses reduced by the Advisor	41
Total Gross Expenses before reductions	275
Less fees paid indirectly	(6)
Expenses reduced and reimbursed by the Advisor	(13)
TOTAL NET EXPENSES	256
NET INVESTMENT INCOME (LOSS)	5
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	234
Change in net unrealized appreciation/depreciation on swap agreements	(149)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	85
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$90

(a)         Amount is less than $0.50.

See accompanying notes to financial statements.

212 :: ProFund VP Short Dow 30 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$5	$(152)
Net realized gains (losses) on investments	234	(3,899)
Change in net unrealized appreciation/depreciation on investments	(149)	(172)
Change in net assets resulting from operations	90	(4,223)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	40,247	15,121
Value of shares redeemed	(40,197)	(25,851)
Change in net assets resulting from capital transactions	50	(10,730)
Change in net assets	140	(14,953)
NET ASSETS:
Beginning of period	14,335	29,288
End of period	$14,475	$14,335
SHARE TRANSACTIONS:
Issued	3,898	1,114
Redeemed	(3,917)	(1,917)
Change in shares	(19)	(803)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Short Dow 30 :: 213

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014(a)
Net Asset Value, Beginning of Period	$10.59	$13.58	$16.80	$17.58	$19.86

Investment Activities:
Net investment income (loss)(b)	— (c)	(0.11)	(0.22)	(0.28)	(0.32)
Net realized and unrealized gains (losses) on investments	0.25	(2.88)	(2.51)	(0.50)	(1.96)
Total income (loss) from investment activities	0.25	(2.99)	(2.73)	(0.78)	(2.28)

Distributions to Shareholders From:
Net realized gains on investments	—	—	(0.49)	—	—

Net Asset Value, End of Period	$10.84	$10.59	$13.58	$16.80	$17.58

Total Return	2.36%	(22.02)%	(16.45)%	(4.44)%	(11.48)%

Ratios to Average Net Assets:
Gross expenses	1.81%	2.87%	1.99%	4.80%	12.33%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.03%	(0.90)%	(1.41)%	(1.64)%	(1.66)%

Supplemental Data:
Net assets, end of period (000’s)	$14	$14	$29	$29	$77
Portfolio turnover rate(d)	—	—	—	—	—

(a)         As described in Note 8, share amounts have been adjusted for 1:6 reverse share split that occurred on October 20, 2014.

(b)         Per share net investment income (loss) has been calculated using the average daily shares method.

(c)          Amount is less than $0.005.

(d)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

214 :: ProFund VP Short Emerging Markets :: Management Discussion of Fund Performance

ProFund VP Short Emerging Markets seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the BNY Mellon Emerging Markets 50 ADR Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2018, the Fund had a total return of 12.59%. For the same period, the Index had a total return of -13.86%(1) and a volatility of 20.70%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a free-float adjusted, market capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on Nasdaq. As of December 31, 2018, the Index consists of companies from the following emerging market countries: Argentina, Brazil, Chile, China, Colombia, India, Indonesia, Mexico, Peru, Russia, South Africa, South Korea and Taiwan. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Emerging Markets from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Short Emerging Markets	12.59%	-5.93%	-11.47%
BNY Mellon Emerging Markets 50 ADR Index	-13.86%	1.57%	5.34%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Emerging Markets	1.69%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(87)%
Total Exposure	(87)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management. The “Market Exposure” for this fund as of December 31, 2018, was different from the stated investment objective due to timing of receipt of capital share activity.

Holdings

The ProFund VP Short Emerging Markets primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

BNY Mellon Emerging Markets 50 ADR Index — Composition

Industry Breakdown	% of Index
Financials	21%
Consumer Discretionary	20%
Communication Services	18%
Information Technology	17%
Energy	10%
Materials	9%
Consumer Staples	3%
Utilities	1%
Industrials	1%

Country Composition
China	40%
Brazil	18%
Taiwan	14%
India	12%
Other	16%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Short Emerging Markets :: 215

Schedule of Portfolio Investments :: December 31, 2018

Repurchase Agreements(a)(b) (88.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $1,763,265	$1,763,000	$1,763,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,763,000)		1,763,000
TOTAL INVESTMENT SECURITIES (Cost $1,763,000)—88.7%		1,763,000
Net other assets (liabilities)—11.3%		224,858
NET ASSETS—100.0%		$1,987,858

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $444,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
BNY Mellon Emerging Markets 50 ADR Index	Goldman Sachs International	1/28/19	(1.92)%	$(500,890)	$(589)
BNY Mellon Emerging Markets 50 ADR Index	UBS AG	1/28/19	(1.92)%	(1,235,835)	(4,024)
				$(1,736,725)	$(4,613)

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

216 :: ProFund VP Short Emerging Markets :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$1,763,000
Repurchase agreements, at value	1,763,000
Total Investment Securities, at value	1,763,000
Cash	493
Interest receivable	132
Receivable for capital shares issued	237,808
Prepaid expenses	3
TOTAL ASSETS	2,001,436
LIABILITIES:
Payable for capital shares redeemed	4,178
Unrealized depreciation on swap agreements	4,613
Advisory fees payable	941
Management services fees payable	125
Administration fees payable	107
Administrative services fees payable	1,144
Distribution fees payable	1,300
Transfer agency fees payable	83
Fund accounting fees payable	66
Compliance services fees payable	12
Other accrued expenses	1,009
TOTAL LIABILITIES	13,578
NET ASSETS	$1,987,858
NET ASSETS CONSIST OF:
Capital	$3,557,208
Total distributable earnings (loss)	(1,569,350)
NET ASSETS	$1,987,858
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	41,611
Net Asset Value (offering and redemption price per share)	$47.77

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Interest	$30,205
EXPENSES:
Advisory fees	12,162
Management services fees	1,622
Administration fees	976
Transfer agency fees	888
Administrative services fees	3,538
Distribution fees	4,054
Custody fees	222
Fund accounting fees	669
Trustee fees	40
Compliance services fees	22
Other fees	1,479
Recoupment of prior expenses reduced by the Advisor	112
Total Gross Expenses before reductions	25,784
Expenses reimbursed by third parties	(1,109)
TOTAL NET EXPENSES	24,675
NET INVESTMENT INCOME (LOSS)	5,530
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	160,085
Change in net unrealized appreciation/depreciation on swap agreements	(1,327)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	158,758
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$164,288

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Emerging Markets :: 217

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$5,530	$(8,264)
Net realized gains (losses) on investments	160,085	(339,970)
Change in net unrealized appreciation/depreciation on investments	(1,327)	(5,627)
Change in net assets resulting from operations	164,288	(353,861)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	16,842,944	6,964,128
Value of shares redeemed	(15,978,172)	(7,311,122)
Change in net assets resulting from capital transactions	864,772	(346,994)
Change in net assets	1,029,060	(700,855)
NET ASSETS:
Beginning of period	958,798	1,659,653
End of period	$1,987,858	$958,798
SHARE TRANSACTIONS:
Issued	390,351	149,317	(a)
Redeemed	(371,339)	(154,942	)(a)
Change in shares	19,012	(5,625)

(a)         As described in Note 8, share amounts have been adjusted for 1:5 reverse share split that occurred on December 11, 2017.

See accompanying notes to financial statements.

218 :: ProFund VP Short Emerging Markets :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017(a)	Year Ended Dec. 31, 2016(a)	Year Ended Dec. 31, 2015(a)	Year Ended Dec. 31, 2014(a)
Net Asset Value, Beginning of Period	$42.43		$58.80	$70.21	$62.96	$64.84

Investment Activities:
Net investment income (loss)(b)	0.15		(0.44)	(0.95)	(1.10)	(1.05)
Net realized and unrealized gains (losses) on investments	5.19		(15.93)	(10.46)	8.35	(0.83)
Total income (loss) from investment activities	5.34		(16.37)	(11.41)	7.25	(1.88)

Net Asset Value, End of Period	$47.77		$42.43	$58.80	$70.21	$62.96

Total Return	12.59	%(c)	(27.84)%	(16.24)%	11.52%	(2.93)%

Ratios to Average Net Assets:
Gross expenses	1.59%		1.69%	1.68%	1.71%	2.18%
Net expenses	1.52	%(c)	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.34	%(c)	(0.91)%	(1.42)%	(1.63)%	(1.66)%

Supplemental Data:
Net assets, end of period (000’s)	$1,988		$959	$1,660	$5,215	$1,649
Portfolio turnover rate(d)	—		—	—	—	—

(a)         As described in Note 8, share amounts have been adjusted for 1:5 reverse share split that occurred on December 11, 2017.

(b)         Per share net investment income (loss) has been calculated using the average daily shares method.

(c)          During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.59% and 0.27%, respectively, and the total return would have been 12.51%.

(d)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Short International :: 219

ProFund VP Short International seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (the “Index”) for a single day, not for any other period. Since the foreign markets are not open when this Fund values its shares, it determines its success in meeting this daily investment objective by comparing its daily return on a given day with the inverse of the daily performance of related futures contracts traded in the United States. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will likely differ in amount, and possibly even direction from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2018, the Fund had a total return of 15.47%. For the same period, the Index had a total return of -13.79%(1) and a volatility of 11.51%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the U.S.-traded MSCI EAFE futures contract.(2)

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index includes 85% of free-float adjusted, market capitalization in each industry group in developed market countries equity performance, excluding the U.S. and Canada. As of December 31, 2018, the Index has constituent companies from the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index levels and the price of the related futures contracts are expressed in U.S. dollar terms and as such they should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short International from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Short International	15.47%	-3.13%	-10.61%
MSCI EAFE® Index	-13.79%	0.53%	6.32%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short International	1.62%	1.62%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(88)%
Total Exposure	(88)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management. The “Market Exposure” for this fund as of December 31, 2018, was different from the stated investment objective due to timing of receipt of capital share activity.

Holdings

The ProFund VP Short International primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

MSCI EAFE® Index — Composition

Industry Breakdown	% of Index
Financials	19%
Industrials	14%
Consumer Staples	12%
Consumer Discretionary	11%
Health Care	11%
Materials	7%
Information Technology	6%
Energy	6%
Telecommunication Services	6%
Utilities	4%
Real Estate	4%

Country Composition
Japan	25%
United Kingdom	17%
France	11%
Germany	9%
Switzerland	9%
Other	29%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the U.S.-traded MSCI EAFE futures contract and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

220 :: ProFund VP Short International :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Repurchase Agreements(a)(b) (89.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $1,959,294	$1,959,000	$1,959,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,959,000)		1,959,000
TOTAL INVESTMENT SECURITIES (Cost $1,959,000)—89.7%		1,959,000
Net other assets (liabilities)—10.3%		224,198
NET ASSETS—100.0%		$2,183,198

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $543,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index	Goldman Sachs International	1/28/19	(2.02)%	$(146,330)	$(1,096)
MSCI EAFE Index	UBS AG	1/28/19	(2.12)%	(1,774,426)	(16,454)
				$(1,920,756)	$(17,550)

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short International :: 221

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$1,959,000
Repurchase agreements, at value	1,959,000
Total Investment Securities, at value	1,959,000
Cash	773
Interest receivable	147
Receivable for capital shares issued	244,732
Prepaid expenses	2
TOTAL ASSETS	2,204,654
LIABILITIES:
Payable for capital shares redeemed	129
Unrealized depreciation on swap agreements	17,550
Advisory fees payable	1,087
Management services fees payable	145
Administration fees payable	123
Administrative services fees payable	802
Distribution fees payable	941
Transfer agency fees payable	96
Fund accounting fees payable	77
Compliance services fees payable	8
Other accrued expenses	498
TOTAL LIABILITIES	21,456
NET ASSETS	$2,183,198
NET ASSETS CONSIST OF:
Capital	$3,879,910
Total distributable earnings (loss)	(1,696,712)
NET ASSETS	$2,183,198
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	199,058
Net Asset Value (offering and redemption price per share)	$10.97

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Interest	$17,100
EXPENSES:
Advisory fees	6,836
Management services fees	911
Administration fees	519
Transfer agency fees	472
Administrative services fees	1,952
Distribution fees	2,279
Custody fees	113
Fund accounting fees	359
Trustee fees	21
Compliance services fees	11
Other fees	559
Recoupment of prior expenses reduced by the Advisor	51
Total Gross Expenses before reductions	14,083
Expenses reimbursed by third parties	(763)
TOTAL NET EXPENSES	13,320
NET INVESTMENT INCOME (LOSS)	3,780
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	143,519
Change in net unrealized appreciation/depreciation on swap agreements	(17,600)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	125,919
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$129,699

See accompanying notes to financial statements.

222 :: ProFund VP Short International :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$3,780	$(5,640)
Net realized gains (losses) on investments	143,519	(153,658)
Change in net unrealized appreciation/depreciation on investments	(17,600)	2,570
Change in net assets resulting from operations	129,699	(156,728)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	9,182,560	2,142,352
Value of shares redeemed	(7,740,255)	(2,557,766)
Change in net assets resulting from capital transactions	1,442,305	(415,414)
Change in net assets	1,572,004	(572,142)
NET ASSETS:
Beginning of period	611,194	1,183,336
End of period	$2,183,198	$611,194
SHARE TRANSACTIONS:
Issued	905,405	208,657
Redeemed	(770,698)	(243,192)
Change in shares	134,707	(34,535)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Short International :: 223

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$9.50		$11.97	$12.72	$13.22	$12.86

Investment Activities:
Net investment income (loss)(a)	0.04		(0.09)	(0.18)	(0.21)	(0.21)
Net realized and unrealized gains (losses) on investments	1.43		(2.38)	(0.57)	(0.29)	0.57
Total income (loss) from investment activities	1.47		(2.47)	(0.75)	(0.50)	0.36

Net Asset Value, End of Period	$10.97		$9.50	$11.97	$12.72	$13.22

Total Return	15.47	%(b)	(20.63)%	(5.90)%	(3.78)%	2.80%

Ratios to Average Net Assets:
Gross expenses	1.54%		1.69%	1.68%	1.72%	2.06%
Net expenses	1.46	%(b)	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.41	%(b)	(0.90)%	(1.41)%	(1.63)%	(1.66)%

Supplemental Data:
Net assets, end of period (000’s)	$2,183		$611	$1,183	$1,228	$1,487
Portfolio turnover rate(c)	—		—	—	—	—

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.54% and 0.33%, respectively, and the total return would have been 15.39%.

(c)          Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

224 :: ProFund VP Short Mid-Cap :: Management Discussion of Fund Performance

ProFund VP Short Mid-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the S&P MidCap 400® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2018, the Fund had a total return of 10.97%. For the same period, the Index had a total return of -11.08%(1) and a volatility of 16.15%. For the year, the Fund achieved an average daily statistical correlation of 0.99 to the inverse of the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Mid-Cap from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Short Mid-Cap	10.97%	-8.28%	-16.38%
S&P MidCap 400®	-11.08%	6.03%	13.68%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Mid-Cap	1.58%	1.58%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(64)%
Total Exposure	(64)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management. The “Market Exposure” for this fund as of December 31, 2018, was different from the stated investment objective due to timing of receipt of capital share activity.

Holdings

The ProFund VP Short Mid-Cap primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

S&P MidCap 400® — Composition

% of Index
Financials	15%
Industrials	15%
Information Technology	15%
Consumer Discretionary	12%
Health Care	10%
Real Estate	10%
Materials	7%
Utilities	6%
Energy	4%
Consumer Staples	3%
Communication Services	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Short Mid-Cap :: 225

Schedule of Portfolio Investments :: December 31, 2018

Repurchase Agreements(a)(b) (88.8%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $583,087	$583,000	$583,000
TOTAL REPURCHASE AGREEMENTS (Cost $583,000)		583,000
TOTAL INVESTMENT SECURITIES (Cost $583,000)—88.8%		583,000
Net other assets (liabilities)—11.2%		73,527
NET ASSETS—100.0%		$656,527

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $217,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P MidCap 400	Goldman Sachs International	1/28/19	(2.47)%	$(367,087)	$(4,576)
S&P MidCap 400	UBS AG	1/28/19	(2.42)%	(54,500)	(2,106)
				$(421,587)	$(6,682)

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

226 :: ProFund VP Short Mid-Cap :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$583,000
Repurchase agreements, at value	583,000
Total Investment Securities, at value	583,000
Cash	228
Interest receivable	44
Receivable for capital shares issued	235,099
Prepaid expenses	15
TOTAL ASSETS	818,386
LIABILITIES:
Payable for capital shares redeemed	154,123
Unrealized depreciation on swap agreements	6,682
Advisory fees payable	342
Management services fees payable	46
Administration fees payable	39
Administrative services fees payable	138
Distribution fees payable	128
Transfer agency fees payable	30
Fund accounting fees payable	24
Compliance services fees payable	2
Other accrued expenses	305
TOTAL LIABILITIES	161,859
NET ASSETS	$656,527
NET ASSETS CONSIST OF:
Capital	$3,055,771
Total distributable earnings (loss)	(2,399,244)
NET ASSETS	$656,527
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	18,600
Net Asset Value (offering and redemption price per share)	$35.30

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Interest	$4,561
EXPENSES:
Advisory fees	1,864
Management services fees	248
Administration fees	151
Transfer agency fees	143
Administrative services fees	622
Distribution fees	621
Custody fees	51
Fund accounting fees	108
Trustee fees	7
Compliance services fees	4
Other fees	331
TOTAL NET EXPENSES	4,150
NET INVESTMENT INCOME (LOSS)	411
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(35,194)
Change in net unrealized appreciation/depreciation on swap agreements	(7,075)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(42,269)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(41,858)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Mid-Cap :: 227

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$411	$(4,430)
Net realized gains (losses) on investments	(35,194)	(110,843)
Change in net unrealized appreciation/depreciation on investments	(7,075)	3,443
Change in net assets resulting from operations	(41,858)	(111,830)
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(14,712)	(4,598)
Change in net assets resulting from distributions	(14,712)	(4,598)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	12,889,584	23,201,126
Distributions reinvested	14,712	4,598
Value of shares redeemed	(12,356,099)	(23,320,341)
Change in net assets resulting from capital transactions	548,197	(114,617)
Change in net assets	491,627	(231,045)
NET ASSETS:
Beginning of period	164,900	395,945
End of period	$656,527	$164,900
SHARE TRANSACTIONS:
Issued	395,399	628,151
Reinvested	491	129
Redeemed	(382,148)	(633,279)
Change in shares	13,742	(4,999)

See accompanying notes to financial statements.

228 :: ProFund VP Short Mid-Cap :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016(a)	Year Ended Dec. 31, 2015(a)	Year Ended Dec. 31, 2014(a)
Net Asset Value, Beginning of Period	$33.94	$40.17	$55.37	$56.30	$64.20

Investment Activities:
Net investment income (loss)(b)	0.05	(0.30)	(0.71)	(0.88)	(1.04)
Net realized and unrealized gains (losses) on investments	3.33 (c)	(5.66)	(10.19)	(0.05)	(6.86)
Total income (loss) from investment activities	3.38	(5.96)	(10.90)	(0.93)	(7.90)

Distributions to Shareholders From:
Net realized gains on investments	(2.02)	(0.27)	(4.30)	—	—

Net Asset Value, End of Period	$35.30	$33.94	$40.17	$55.37	$56.30

Total Return	10.97%	(14.85)%	(20.19)%	(1.70)%	(12.44)%
Ratios to Average Net Assets:
Gross expenses	1.67%	1.68%	1.68%	1.84%	2.51%
Net expenses	1.67%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.17%	(0.81)%	(1.42)%	(1.64)%	(1.66)%

Supplemental Data:
Net assets, end of period (000’s)	$657	$165	$396	$547	$548
Portfolio turnover rate(d)	—	—	—	—	—

(a)         As described in Note 8, share amounts have been adjusted for 1:8 reverse share split that occurred on December 5, 2016.

(b)         Per share net investment income (loss) has been calculated using the average daily shares method.

(c)          The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Short Nasdaq-100 :: 229

ProFund VP Short Nasdaq-100 seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Nasdaq-100® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2018, the Fund had a total return of -2.89%. For the same period, the Index had a total return of 0.04%(1) and a volatility of 22.76%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on Nasdaq.

During the year ended December 31, 2018, the Fund invested in swap agreements and futures contracts as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Nasdaq-100 from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Short Nasdaq-100	-2.89%	-14.47%	-19.82%
Nasdaq-100® Index	0.04%	13.34%	19.29%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Nasdaq-100	1.72%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	(11)%
Swap Agreements	(89)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Nasdaq-100 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Nasdaq-100® Index — Composition

% of Index
Information Technology	44%
Communication Services	22%
Consumer Discretionary	16%
Health Care	9%
Consumer Staples	6%
Industrials	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

230 :: ProFund VP Short Nasdaq-100 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Repurchase Agreements(a)(b) (101.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $4,748,713	$4,748,000	$4,748,000
TOTAL REPURCHASE AGREEMENTS (Cost $4,748,000)		4,748,000
TOTAL INVESTMENT SECURITIES (Cost $4,748,000)—101.7%		4,748,000
Net other assets (liabilities)—(1.7)%		(80,718)
NET ASSETS—100.0%		$4,667,282

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $665,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini Nasdaq-100 Futures Contracts	4	3/18/19	$(507,660)	$35,933

Total Return Swap Agreements — Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Nasdaq-100 Index	Goldman Sachs International	1/28/19	(2.72)%	$(1,670,577)	$(11,800)
Nasdaq-100 Index	UBS AG	1/28/19	(2.57)%	(2,466,844)	(15,778)
				$(4,137,421)	$(27,578)

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Nasdaq-100 :: 231

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$4,748,000
Repurchase agreements, at value	4,748,000
Total Investment Securities, at value	4,748,000
Cash	709
Segregated cash balances with brokers	33,440
Segregated cash balances with custodian	600
Interest receivable	356
Prepaid expenses	12
TOTAL ASSETS	4,783,117
LIABILITIES:
Payable for capital shares redeemed	75,117
Unrealized depreciation on swap agreements	27,578
Variation margin on futures contracts	4,200
Advisory fees payable	2,451
Management services fees payable	327
Administration fees payable	278
Administrative services fees payable	1,637
Distribution fees payable	1,633
Transfer agency fees payable	216
Fund accounting fees payable	173
Compliance services fees payable	19
Other accrued expenses	2,206
TOTAL LIABILITIES	115,835
NET ASSETS	$4,667,282
NET ASSETS CONSIST OF:
Capital	$16,327,773
Total distributable earnings (loss)	(11,660,491)
NET ASSETS	$4,667,282
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	420,638
Net Asset Value (offering and redemption price per share)	$11.10

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Interest	$50,274
EXPENSES:
Advisory fees	21,581
Management services fees	2,878
Administration fees	1,610
Transfer agency fees	1,605
Administrative services fees	7,467
Distribution fees	7,194
Custody fees	398
Fund accounting fees	1,210
Trustee fees	84
Compliance services fees	31
Other fees	1,953
Recoupment of prior expenses reduced by the Advisor	4,722
Total Gross Expenses before reductions	50,733
Expenses reimbursed by third parties	(2,866)
TOTAL NET EXPENSES	47,867
NET INVESTMENT INCOME (LOSS)	2,407
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(51,772)
Net realized gains (losses) on swap agreements	19,600
Change in net unrealized appreciation/depreciation on futures contracts	57,392
Change in net unrealized appreciation/depreciation on swap agreements	(40,491)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(15,271)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,864)

See accompanying notes to financial statements.

232 :: ProFund VP Short Nasdaq-100 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$2,407	$(31,994)
Net realized gains (losses) on investments	(32,172)	(1,010,350)
Change in net unrealized appreciation/depreciation on investments	16,901	(75,251)
Change in net assets resulting from operations	(12,864)	(1,117,595)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	70,434,825	20,950,164
Value of shares redeemed	(69,347,558)	(20,036,919)
Change in net assets resulting from capital transactions	1,087,267	913,245
Change in net assets	1,074,403	(204,350)
NET ASSETS:
Beginning of period	3,592,879	3,797,229
End of period	$4,667,282	$3,592,879
SHARE TRANSACTIONS:
Issued	6,952,854	1,614,981
Redeemed	(6,846,522)	(1,548,975)
Change in shares	106,332	66,006

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Short Nasdaq-100 :: 233

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014(a)
Net Asset Value, Beginning of Period	$11.43		$15.29	$17.00	$19.55	$24.25

Investment Activities:
Net investment income (loss)(b)	0.01		(0.11)	(0.24)	(0.29)	(0.37)
Net realized and unrealized gains (losses) on investments	(0.34)		(3.75)	(1.47)	(2.26)	(4.33)
Total income (loss) from investment activities	(0.33)		(3.86)	(1.71)	(2.55)	(4.70)

Net Asset Value, End of Period	$11.10		$11.43	$15.29	$17.00	$19.55

Total Return	(2.89	)%(c)	(25.25)%	(10.06)%	(13.04)%	(19.38)%

Ratios to Average Net Assets:
Gross expenses	1.76%		1.72%	1.69%	1.77%	1.99%
Net expenses	1.66	%(c)	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.08	%(c)	(0.85)%	(1.42)%	(1.64)%	(1.66)%

Supplemental Data:
Net assets, end of period (000’s)	$4,667		$3,593	$3,797	$2,811	$2,794
Portfolio turnover rate(d)	—		—	—	—	—

(a)         As described in Note 8, share amounts have been adjusted for 1:5 reverse share split that occurred on October 20, 2014.

(b)         Per share net investment income (loss) has been calculated using the average daily shares method.

(c)          During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.67% and 0.07%, respectively, and the total return would have been (2.90)%.

(d)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

234 :: ProFund VP Short Small-Cap :: Management Discussion of Fund Performance

ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Russell 2000® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2018, the Fund had a total return of 10.39%. For the same period, the Index had a total return of -11.01%(1) and a volatility of 18.05%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended December 31, 2018, the Fund invested in swap agreements and futures contracts as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Small-Cap from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Short Small-Cap	10.39%	-7.74%	-16.60%
Russell 2000® Index	-11.01%	4.41%	11.97%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Small-Cap	1.70%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	(14)%
Swap Agreements	(86)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Small-Cap primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Russell 2000® Index — Composition

% of Index
Financials	17%
Health Care	16%
Industrials	15%
Information Technology	15%
Consumer Discretionary	12%
Real Estate	7%
Utilities	4%
Materials	4%
Energy	4%
Communication Services	3%
Consumer Staples	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Short Small-Cap :: 235

Schedule of Portfolio Investments :: December 31, 2018

Repurchase Agreements(a)(b) (95.5%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $2,800,420	$2,800,000	$2,800,000
TOTAL REPURCHASE AGREEMENTS (Cost $2,800,000)		2,800,000
TOTAL INVESTMENT SECURITIES (Cost $2,800,000)—95.5%		2,800,000
Net other assets (liabilities)—4.5%		131,205
NET ASSETS—100.0%		$2,931,205

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $346,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini Russell 2000 Index Futures Contracts	6	3/18/19	$(404,880)	$33,019

Total Return Swap Agreements — Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Russell 2000 Index	Goldman Sachs International	1/28/19	(2.17)%	$(1,293,427)	$(16,562)
Russell 2000 Index	UBS AG	1/28/19	(1.92)%	(1,217,447)	(19,064)
				$(2,510,874)	$(35,626)

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

236 :: ProFund VP Short Small-Cap :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$2,800,000
Repurchase agreements, at value	2,800,000
Total Investment Securities, at value	2,800,000
Cash	636
Segregated cash balances with brokers	23,430
Interest receivable	210
Receivable for capital shares issued	154,971
Prepaid expenses	8
TOTAL ASSETS	2,979,255
LIABILITIES:
Payable for capital shares redeemed	2,568
Unrealized depreciation on swap agreements	35,626
Variation margin on futures contracts	2,610
Advisory fees payable	1,913
Management services fees payable	255
Administration fees payable	217
Administrative services fees payable	1,368
Distribution fees payable	1,314
Transfer agency fees payable	169
Fund accounting fees payable	135
Compliance services fees payable	15
Other accrued expenses	1,860
TOTAL LIABILITIES	48,050
NET ASSETS	$2,931,205
NET ASSETS CONSIST OF:
Capital	$7,667,472
Total distributable earnings (loss)	(4,736,267)
NET ASSETS	$2,931,205
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	204,450
Net Asset Value (offering and redemption price per share)	$14.34

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Interest	$35,975
EXPENSES:
Advisory fees	15,194
Management services fees	2,026
Administration fees	1,163
Transfer agency fees	1,140
Administrative services fees	5,276
Distribution fees	5,065
Custody fees	286
Fund accounting fees	862
Trustee fees	52
Compliance services fees	25
Other fees	1,649
Recoupment of prior expenses reduced by the Advisor	3,253
Total Gross Expenses before reductions	35,991
Expenses reimbursed by third parties	(2,007)
TOTAL NET EXPENSES	33,984
NET INVESTMENT INCOME (LOSS)	1,991
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(1,573)
Net realized gains (losses) on swap agreements	231,577
Change in net unrealized appreciation/depreciation on futures contracts	36,810
Change in net unrealized appreciation/depreciation on swap agreements	(43,419)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	223,395
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$225,386

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Small-Cap :: 237

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$1,991	$(22,646)
Net realized gains (losses) on investments	230,004	(288,986)
Change in net unrealized appreciation/depreciation on investments	(6,609)	(22,946)
Change in net assets resulting from operations	225,386	(334,578)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	29,761,544	44,686,132
Value of shares redeemed	(28,937,728)	(44,556,903)
Change in net assets resulting from capital transactions	823,816	129,229
Change in net assets	1,049,202	(205,349)
NET ASSETS:
Beginning of period	1,882,003	2,087,352
End of period	$2,931,205	$1,882,003
SHARE TRANSACTIONS:
Issued	2,422,396	3,145,899
Redeemed	(2,362,872)	(3,138,817)
Change in shares	59,524	7,082

See accompanying notes to financial statements.

238 :: ProFund VP Short Small-Cap :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014(a)
Net Asset Value, Beginning of Period	$12.99		$15.14	$19.31	$19.47	$21.45

Investment Activities:
Net investment income (loss)(b)	0.01		(0.12)	(0.26)	(0.31)	(0.35)
Net realized and unrealized gains (losses) on investments	1.34		(2.03)	(3.91)	0.15	(1.63)
Total income (loss) from investment activities	1.35		(2.15)	(4.17)	(0.16)	(1.98)

Net Asset Value, End of Period	$14.34		$12.99	$15.14	$19.31	$19.47

Total Return	10.39	%(c)	(14.20)%	(21.60)%	(0.82)%	(9.23)%

Ratios to Average Net Assets:
Gross expenses	1.78%		1.70%	1.72%	1.74%	1.96%
Net expenses	1.68	%(c)	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.10	%(c)	(0.87)%	(1.42)%	(1.64)%	(1.66)%

Supplemental Data:
Net assets, end of period (000’s)	$2,931		$1,882	$2,087	$2,342	$1,856
Portfolio turnover rate(d)	—		—	—	—	—

(a)         As described in Note 8, share amounts have been adjusted for 1:5 reverse share split that occurred on October 20, 2014.

(b)         Per share net investment income (loss) has been calculated using the average daily shares method.

(c)          During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. The effect to the net expense ratio, net investment income (loss) ratio, and total return were each less than 0.005%.

(d)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Small-Cap :: 239

ProFund VP Small-Cap seeks investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -12.89%. For the same period, the Index had a total return of -11.01%(1) and a volatility of 18.05%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended December 31, 2018, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Small-Cap	-12.89%	2.41%	10.16%
Russell 2000® Index	-11.01%	4.41%	11.97%

Expense Ratios**

Fund	Gross	Net
ProFund VP Small-Cap	1.72%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	44%
Futures Contracts	2%
Swap Agreements	54%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Integrated Device Technology, Inc.	0.2%
Etsy, Inc.	0.2%
Five Below, Inc.	0.1%
Haemonetics Corp.	0.1%
IDACORP, Inc.	0.1%

Russell 2000® Index — Composition

% of Index
Financials	17%
Health Care	16%
Industrials	15%
Information Technology	15%
Consumer Discretionary	12%
Real Estate	7%
Utilities	4%
Materials	4%
Energy	4%
Communication Services	3%
Consumer Staples	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

240 :: ProFund VP Small-Cap :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (44.0%)

	Shares	Value
1-800-Flowers.com, Inc.*—Class A (Internet & Direct Marketing Retail)	150	$1,835
22nd Century Group, Inc.* (Tobacco)	725	1,805
3D Systems Corp.* (Technology Hardware, Storage & Peripherals)	350	3,559
8x8, Inc.* (Software)	275	4,961
A10 Networks, Inc.* (Software)	275	1,716
AAON, Inc. (Building Products)	125	4,383
AAR Corp. (Aerospace & Defense)	100	3,734
Aaron’s, Inc. (Specialty Retail)	200	8,409
Abeona Therapeutics, Inc.* (Biotechnology)	125	893
Abercrombie & Fitch Co.—Class A (Specialty Retail)	200	4,010
ABM Industries, Inc. (Commercial Services & Supplies)	200	6,422
Abraxas Petroleum Corp.* (Oil, Gas & Consumable Fuels)	750	818
Acacia Communications, Inc.* (Communications Equipment)	100	3,800
Acacia Research Corp.* (Professional Services)	350	1,043
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	300	4,851
Acadia Realty Trust (Equity Real Estate Investment Trusts)	250	5,940
Accelerate Diagnostics, Inc.* (Life Sciences Tools & Services)	100	1,150
Acceleron Pharma, Inc.* (Biotechnology)	125	5,443
ACCO Brands Corp. (Commercial Services & Supplies)	350	2,373
Accuray, Inc.* (Health Care Equipment & Supplies)	450	1,535
Achaogen, Inc.* (Biotechnology)	150	185
Achillion Pharmaceuticals, Inc.* (Biotechnology)	675	1,073
ACI Worldwide, Inc.* (Software)	325	8,992
Aclaris Therapeutics, Inc.* (Pharmaceuticals)	125	924
Acorda Therapeutics, Inc.* (Biotechnology)	150	2,337
Actuant Corp.—Class A (Machinery)	200	4,198
Acushnet Holdings Corp. (Leisure Products)	125	2,634
Adtalem Global Education, Inc.* (Diversified Consumer Services)	175	8,280
ADTRAN, Inc. (Communications Equipment)	175	1,880
Aduro Biotech, Inc.* (Biotechnology)	275	726
Advanced Disposal Services, Inc.* (Commercial Services & Supplies)	225	5,387
Advanced Drainage Systems, Inc. (Building Products)	150	3,638
Advanced Energy Industries, Inc.* (Semiconductors & Semiconductor Equipment)	125	5,366
AdvanSix, Inc.* (Chemicals)	100	2,434
Adverum Biotechnologies, Inc.* (Biotechnology)	300	945
Aegion Corp.* (Construction & Engineering)	125	2,040
Aerie Pharmaceuticals, Inc.* (Pharmaceuticals)	100	3,610
Aerohive Networks, Inc.* (Communications Equipment)	300	978
Aerojet Rocketdyne Holdings, Inc.* (Aerospace & Defense)	200	7,046
AG Mortgage Investment Trust, Inc. (Mortgage Real Estate Investment Trusts)	125	1,991
Agenus, Inc.* (Biotechnology)	575	1,369
AgeX Therapeutics, Inc.* (Biotechnology)	50	150
Agree Realty Corp. (Equity Real Estate Investment Trusts)	100	5,912
AgroFresh Solutions, Inc.* (Chemicals)	200	758
Aimmune Therapeutics, Inc.* (Biotechnology)	150	3,588
Air Transport Services Group, Inc.* (Air Freight & Logistics)	200	4,562
Aircastle, Ltd. (Trading Companies & Distributors)	175	3,017
AK Steel Holding Corp.* (Metals & Mining)	1,000	2,250
Akebia Therapeutics, Inc.* (Biotechnology)	225	1,244
Akorn, Inc.* (Pharmaceuticals)	300	1,017
Alarm.com Holdings, Inc.* (Software)	100	5,187
Albany International Corp.—Class A (Machinery)	100	6,243
Alder Biopharmaceuticals, Inc.* (Biotechnology)	200	2,050
Alexander & Baldwin, Inc.* (Equity Real Estate Investment Trusts)	225	4,136
Allegheny Technologies, Inc.* (Metals & Mining)	350	7,619
ALLETE, Inc. (Electric Utilities)	150	11,433
Allscripts Healthcare Solutions, Inc.* (Health Care Technology)	525	5,061
Alta Mesa Resources, Inc.* (Oil, Gas & Consumable Fuels)	375	375
Altair Engineering, Inc.*—Class A (Software)	100	2,758
Alteryx, Inc.* (Software)	100	5,947
Altra Industrial Motion Corp. (Machinery)	100	2,515
AMAG Pharmaceuticals, Inc.* (Biotechnology)	125	1,899
Ambac Financial Group, Inc.* (Insurance)	150	2,586
Ambarella, Inc.* (Semiconductors & Semiconductor Equipment)	100	3,498
AMC Entertainment Holdings, Inc.—Class A (Entertainment)	175	2,149
Amedisys, Inc.* (Health Care Providers & Services)	75	8,782
American Assets Trust, Inc. (Equity Real Estate Investment Trusts)	125	5,021
American Axle & Manufacturing Holdings, Inc.* (Auto Components)	350	3,885
American Eagle Outfitters, Inc. (Specialty Retail)	450	8,698
American Equity Investment Life Holding Co. (Insurance)	250	6,985
American Outdoor Brands Corp.* (Leisure Products)	200	2,572
American Software, Inc.—Class A (Software)	125	1,306
American States Water Co. (Water Utilities)	100	6,704
American Vanguard Corp. (Chemicals)	125	1,899
Americold Realty Trust (Equity Real Estate Investment Trusts)	175	4,470
Ameris Bancorp (Banks)	125	3,959
Amicus Therapeutics, Inc.* (Biotechnology)	550	5,268
Amkor Technology, Inc.* (Semiconductors & Semiconductor Equipment)	375	2,460
AMN Healthcare Services, Inc.* (Health Care Providers & Services)	125	7,082
Amneal Pharmaceuticals, Inc.* (Pharmaceuticals)	275	3,721
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	150	2,985
Ampio Pharmaceuticals, Inc.* (Pharmaceuticals)	750	296
Amyris, Inc.* (Oil, Gas & Consumable Fuels)	225	752
AngioDynamics, Inc.* (Health Care Equipment & Supplies)	125	2,516

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 241

Common Stocks, continued

	Shares	Value
Anixter International, Inc.* (Electronic Equipment, Instruments & Components)	100	$5,431
Antares Pharma, Inc.* (Health Care Equipment & Supplies)	700	1,904
Anworth Mortgage Asset Corp. (Mortgage Real Estate Investment Trusts)	425	1,717
Apellis Pharmaceuticals, Inc.* (Biotechnology)	125	1,649
Apogee Enterprises, Inc. (Building Products)	100	2,985
Apollo Commercial Real Estate Finance, Inc. (Mortgage Real Estate Investment Trusts)	375	6,247
Apollo Medical Holdings, Inc.* (Health Care Providers & Services)	100	1,985
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	100	5,394
Approach Resources, Inc.* (Oil, Gas & Consumable Fuels)	500	436
Apptio, Inc.* (Software)	100	3,796
Aratana Therapeutics, Inc.* (Pharmaceuticals)	325	1,992
Arbor Realty Trust, Inc. (Mortgage Real Estate Investment Trusts)	225	2,266
Arbutus BioPharma Corp.* (Biotechnology)	225	862
ArcBest Corp. (Road & Rail)	75	2,570
Archrock, Inc. (Energy Equipment & Services)	400	2,996
Ardelyx, Inc.* (Biotechnology)	300	537
Ardmore Shipping Corp.* (Oil, Gas & Consumable Fuels)	200	934
Arena Pharmaceuticals, Inc.* (Biotechnology)	150	5,842
Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts)	125	1,630
Argo Group International Holdings, Ltd. (Insurance)	100	6,725
Arlington Asset Investment Corp.—Class A (Capital Markets)	150	1,086
Armada Hoffler Properties, Inc. (Equity Real Estate Investment Trusts)	175	2,461
ARMOUR Residential REIT, Inc. (Mortgage Real Estate Investment Trusts)	150	3,075
ArQule, Inc.* (Biotechnology)	425	1,177
Array BioPharma, Inc.* (Biotechnology)	575	8,193
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	300	3,726
Artisan Partners Asset Management, Inc. (Capital Markets)	150	3,317
Ascena Retail Group, Inc.* (Specialty Retail)	650	1,632
ASGN, Inc.* (Professional Services)	150	8,174
Ashford Hospitality Trust, Inc. (Equity Real Estate Investment Trusts)	350	1,400
Assertio Therapeutics, Inc.* (Pharmaceuticals)	275	993
AT Home Group, Inc.* (Specialty Retail)	100	1,866
Atara Biotherapeutics, Inc.* (Biotechnology)	125	4,343
Athenex, Inc.* (Biotechnology)	150	1,904
Athersys, Inc.* (Biotechnology)	750	1,080
Atkore International Group, Inc.* (Electrical Equipment)	150	2,976
Atlantic Capital Bancshares, Inc.* (Banks)	100	1,637
Atlantic Power Corp.* (Independent Power and Renewable Electricity Producers)	675	1,465
AtriCure, Inc.* (Health Care Equipment & Supplies)	125	3,825
Audentes Therapeutics, Inc.* (Biotechnology)	100	2,132
Avanos Medical, Inc.*—Class I (Health Care Equipment & Supplies)	125	5,599
Avaya Holdings Corp.*—Class C (Software)	325	4,732
Aveo Phamaceuticals, Inc.* (Biotechnology)	650	1,040
Avid Bioservices, Inc.* (Biotechnology)	400	1,640
Avid Technology, Inc.* (Technology Hardware, Storage & Peripherals)	225	1,069
Avis Budget Group, Inc.* (Road & Rail)	200	4,495
Avista Corp. (Multi-Utilities)	175	7,434
AVX Corp. (Electronic Equipment, Instruments & Components)	175	2,669
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	125	2,225
AxoGen, Inc.* (Health Care Equipment & Supplies)	100	2,043
Axon Enterprise, Inc.* (Aerospace & Defense)	150	6,563
Axos Financial, Inc.*—Class I (Thrifts & Mortgage Finance)	175	4,407
AXT, Inc.* (Semiconductors & Semiconductor Equipment)	225	979
AZZ, Inc. (Electrical Equipment)	75	3,027
B&G Foods, Inc.—Class A (Food Products)	200	5,782
Babcock & Wilcox Enterprises, Inc.* (Electrical Equipment)	475	185
Badger Meter, Inc. (Electronic Equipment, Instruments & Components)	100	4,921
Balchem Corp. (Chemicals)	100	7,835
Banc of California, Inc. (Banks)	150	1,997
Banco Latinoamericano de Comercio Exterior S.A.—Class E (Diversified Financial Services)	125	2,163
BancorpSouth Bank (Banks)	275	7,189
Bank of Nt Butterfield & Son, Ltd. (The) (Banks)	150	4,703
Banner Corp. (Banks)	100	5,348
Barnes & Noble Education, Inc.* (Specialty Retail)	225	902
Barnes & Noble, Inc. (Specialty Retail)	300	2,127
Barnes Group, Inc. (Machinery)	150	8,042
BBX Capital Corp. (Hotels, Restaurants & Leisure)	275	1,576
Beacon Roofing Supply, Inc.* (Trading Companies & Distributors)	200	6,344
Beazer Homes USA, Inc.* (Household Durables)	150	1,422
Bed Bath & Beyond, Inc. (Specialty Retail)	400	4,528
Belden, Inc. (Electronic Equipment, Instruments & Components)	125	5,221
Bellicum Pharmaceutials, Inc.* (Biotechnology)	225	657
Belmond, Ltd.* (Hotels, Restaurants & Leisure)	300	7,508
Benchmark Electronics, Inc. (Electronic Equipment, Instruments & Components)	150	3,177
Beneficial Bancorp, Inc. (Thrifts & Mortgage Finance)	225	3,215
Berkshire Hills Bancorp, Inc. (Banks)	125	3,371
Big Lots, Inc. (Multiline Retail)	125	3,615
BioCryst Pharmaceuticals, Inc.* (Biotechnology)	400	3,228
Biohaven Pharmaceutical Holding Co., Ltd.* (Biotechnology)	100	3,698
BioScrip, Inc.* (Health Care Providers & Services)	650	2,321
BioTelemetry, Inc.* (Health Care Providers & Services)	100	5,972
BioTime, Inc. (Biotechnology)	625	571
Black Hills Corp. (Multi-Utilities)	150	9,417
Blackbaud, Inc. (Software)	125	7,863
Blackline, Inc.* (Software)	100	4,095
Blackstone Mortgage Trust, Inc.—Class A (Mortgage Real Estate Investment Trusts)	300	9,557
Bloomin’ Brands, Inc. (Hotels, Restaurants & Leisure)	250	4,473
Blucora, Inc.* (Capital Markets)	150	3,996

See accompanying notes to financial statements.

242 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Blueprint Medicines Corp.* (Biotechnology)	125	$6,738
BMC Stock Holdings, Inc.* (Trading Companies & Distributors)	225	3,483
Boingo Wireless, Inc.* (Wireless Telecommunication Services)	150	3,086
Boise Cascade Co. (Paper & Forest Products)	125	2,981
Boston Private Financial Holdings, Inc. (Banks)	275	2,907
Bottomline Technologies, Inc.* (Software)	125	6,000
Box, Inc.*—Class A (Software)	375	6,330
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	250	5,195
Brady Corp.—Class A (Commercial Services & Supplies)	150	6,519
Braemar Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	150	1,340
Briggs & Stratton Corp. (Machinery)	150	1,962
Brightcove, Inc.* (IT Services)	175	1,232
BrightSphere Investment Group PLC (Capital Markets)	275	2,937
Brinker International, Inc. (Hotels, Restaurants & Leisure)	125	5,498
Bristow Group, Inc.* (Energy Equipment & Services)	150	365
Brookdale Senior Living, Inc.* (Health Care Providers & Services)	575	3,853
Brookline Bancorp, Inc. (Banks)	250	3,455
Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	200	5,236
Builders FirstSource, Inc.* (Building Products)	350	3,819
C&J Energy Services, Inc.* (Energy Equipment & Services)	200	2,700
Cabot Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	75	7,151
CACI International, Inc.*—Class A (IT Services)	75	10,801
Cactus, Inc.*—Class A (Energy Equipment & Services)	100	2,741
Cadence BanCorp (Banks)	150	2,517
CalAmp Corp.* (Communications Equipment)	125	1,626
Caleres, Inc. (Specialty Retail)	125	3,479
California Resources Corp.* (Oil, Gas & Consumable Fuels)	150	2,556
California Water Service Group (Water Utilities)	150	7,149
Calithera Biosciences, Inc.* (Biotechnology)	250	1,003
Calix, Inc.* (Communications Equipment)	225	2,194
Callaway Golf Co. (Leisure Products)	300	4,589
Callon Petroleum Co.* (Oil, Gas & Consumable Fuels)	675	4,381
Cal-Maine Foods, Inc. (Food Products)	100	4,230
Cambrex Corp.* (Life Sciences Tools & Services)	100	3,776
Camping World Holdings, Inc. (Specialty Retail)	125	1,434
Cannae Holdings, Inc.* (Diversified Financial Services)	225	3,851
Capital Senior Living Corp.* (Health Care Providers & Services)	150	1,020
Capitol Federal Financial, Inc. (Thrifts & Mortgage Finance)	400	5,108
Capstead Mortgage Corp. (Mortgage Real Estate Investment Trusts)	325	2,168
Cara Therapeutics, Inc.* (Biotechnology)	125	1,625
Carbonite, Inc.* (IT Services)	100	2,526
Cardiovascular Systems, Inc.* (Health Care Equipment & Supplies)	125	3,561
Cardtronics PLC*—Class A (IT Services)	125	3,250
CareDx, Inc.* (Biotechnology)	150	3,771
Career Education Corp.* (Diversified Consumer Services)	225	2,570
CareTrust REIT, Inc. (Equity Real Estate Investment Trusts)	250	4,615
Cargurus, Inc.* (Interactive Media & Services)	150	5,059
Carpenter Technology Corp. (Metals & Mining)	125	4,451
Carrizo Oil & Gas, Inc.* (Oil, Gas & Consumable Fuels)	225	2,540
Carrols Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	150	1,476
Cars.com, Inc.* (Interactive Media & Services)	225	4,838
Carvana Co.* (Specialty Retail)	100	3,271
Casella Waste Systems, Inc.*—Class A (Commercial Services & Supplies)	125	3,561
CASI Pharmaceuticals, Inc.* (Biotechnology)	275	1,106
Castle Brands, Inc.* (Beverages)	975	829
Castlight Health, Inc.*—Class B (Health Care Technology)	425	922
Catalyst Pharmaceuticals, Inc.* (Biotechnology)	525	1,008
CatchMark Timber Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	200	1,420
Cathay General Bancorp, Inc. (Banks)	225	7,544
CBIZ, Inc.* (Professional Services)	175	3,448
CBL & Associates Properties, Inc. (Equity Real Estate Investment Trusts)	600	1,152
CECO Environmental Corp.* (Commercial Services & Supplies)	225	1,519
Cedar Realty Trust, Inc. (Equity Real Estate Investment Trusts)	425	1,335
CenterState Banks, Inc. (Banks)	250	5,260
Central European Media Enterprises, Ltd.*—Class A (Media)	450	1,251
Central Garden & Pet Co.*—Class A (Household Products)	125	3,906
Central Pacific Financial Corp. (Banks)	100	2,435
Century Aluminum Co.* (Metals & Mining)	175	1,279
Century Casinos, Inc.* (Hotels, Restaurants & Leisure)	175	1,293
Century Communities, Inc.* (Household Durables)	100	1,726
Cerus Corp.* (Health Care Equipment & Supplies)	450	2,282
ChannelAdvisor Corp.* (Software)	125	1,419
Chart Industries, Inc.* (Machinery)	100	6,503
Chatham Lodging Trust (Equity Real Estate Investment Trusts)	150	2,652
Chegg, Inc.* (Diversified Consumer Services)	300	8,525
Chemical Financial Corp. (Banks)	200	7,322
Chesapeake Lodging Trust (Equity Real Estate Investment Trusts)	175	4,261
Chico’s FAS, Inc. (Specialty Retail)	425	2,389
Chimerix, Inc.* (Biotechnology)	300	771
ChromaDex Corp.* (Life Sciences Tools & Services)	350	1,201
Ciena Corp.* (Communications Equipment)	400	13,563
Cincinnati Bell, Inc.* (Diversified Telecommunication Services)	175	1,362
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	200	6,636
Cision, Ltd.* (Software)	150	1,755
Citizens, Inc.* (Insurance)	250	1,880
City Office REIT, Inc. (Equity Real Estate Investment Trusts)	175	1,794
Clean Energy Fuels Corp.* (Oil, Gas & Consumable Fuels)	650	1,118

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 243

Common Stocks, continued

	Shares	Value
Clear Channel Outdoor Holdings, Inc. (Media)	300	$1,557
Clearside Biomedical, Inc.* (Pharmaceuticals)	150	161
Clearway Energy, Inc.—Class A (Independent Power and Renewable Electricity Producers)	100	1,692
Clearway Energy, Inc.—Class C (Independent Power and Renewable Electricity Producers)	225	3,881
Cleveland-Cliffs, Inc.* (Metals & Mining)	875	6,729
Cloud Peak Energy, Inc.* (Oil, Gas & Consumable Fuels)	450	165
Cloudera, Inc.* (Software)	325	3,595
Clovis Oncology, Inc.* (Biotechnology)	150	2,694
CNO Financial Group, Inc. (Insurance)	475	7,068
Codexis, Inc.* (Life Sciences Tools & Services)	200	3,340
Coeur Mining, Inc.* (Metals & Mining)	600	2,682
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	125	5,650
Coherus Biosciences, Inc.* (Biotechnology)	175	1,584
Cohu, Inc. (Semiconductors & Semiconductor Equipment)	100	1,607
Collegium Pharmaceutical, Inc.* (Pharmaceuticals)	100	1,717
Colony Credit Real Estate, Inc. (Mortgage Real Estate Investment Trusts)	275	4,342
Columbia Banking System, Inc. (Banks)	200	7,258
Columbia Financial, Inc.* (Thrifts & Mortgage Finance)	175	2,676
Comfort Systems USA, Inc. (Construction & Engineering)	125	5,460
Commercial Metals Co. (Metals & Mining)	350	5,607
Commercial Vehicle Group, Inc.* (Machinery)	200	1,140
Community Bank System, Inc. (Banks)	150	8,744
Community Health Systems, Inc.* (Health Care Providers & Services)	425	1,199
CommVault Systems, Inc.* (Software)	125	7,386
Compass Minerals International, Inc. (Metals & Mining)	100	4,169
CONMED Corp. (Health Care Equipment & Supplies)	75	4,815
ConnectOne Bancorp, Inc. (Banks)	100	1,847
CONSOL Energy, Inc.* (Oil, Gas & Consumable Fuels)	100	3,171
Consolidated Communications Holdings, Inc. (Diversified Telecommunication Services)	250	2,470
Continental Building Products, Inc.* (Building Products)	125	3,181
Control4 Corp.* (Electronic Equipment, Instruments & Components)	100	1,760
ConvergeOne Holdings, Inc. (IT Services)	150	1,857
Cooper Tire & Rubber Co. (Auto Components)	175	5,658
Corbus Pharmaceuticals Holdings, Inc.* (Biotechnology)	275	1,606
Corcept Therapeutics, Inc.* (Pharmaceuticals)	300	4,008
Corecivic, Inc. (Equity Real Estate Investment Trusts)	350	6,241
Core-Mark Holding Co., Inc. (Distributors)	150	3,488
CorePoint Lodging, Inc. (Equity Real Estate Investment Trusts)	150	1,838
Cornerstone OnDemand, Inc.* (Software)	150	7,565
Costamare, Inc. (Marine)	250	1,098
Coupa Software, Inc.* (Software)	150	9,428
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	1,175	9,282
Covanta Holding Corp. (Commercial Services & Supplies)	350	4,697
Covia Holdings Corp.*—Class C (Energy Equipment & Services)	125	428
Cowen Group, Inc.*—Class A (Capital Markets)	125	1,668
Cray, Inc.* (Technology Hardware, Storage & Peripherals)	150	3,239
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	275	11,762
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	225	5,846
Cross Country Healthcare, Inc.* (Health Care Providers & Services)	175	1,283
CryoLife, Inc.* (Health Care Equipment & Supplies)	125	3,548
CryoPort, Inc.* (Health Care Equipment & Supplies)	125	1,379
CSG Systems International, Inc. (IT Services)	100	3,177
CTI BioPharma Corp.* (Biotechnology)	325	238
CTS Corp. (Electronic Equipment, Instruments & Components)	100	2,589
Cubic Corp. (Aerospace & Defense)	75	4,031
Customers Bancorp, Inc.* (Banks)	100	1,820
CVB Financial Corp. (Banks)	300	6,069
Cymabay Therapeutics, Inc.* (Pharmaceuticals)	225	1,771
Cytokinetics, Inc.* (Biotechnology)	225	1,422
Cytomx Therapeutics, Inc.* (Biotechnology)	125	1,888
CytoSorbents Corp.* (Health Care Equipment & Supplies)	150	1,212
Daktronics, Inc. (Electronic Equipment, Instruments & Components)	200	1,480
Dana Holding Corp. (Auto Components)	425	5,793
Darling Ingredients, Inc.* (Food Products)	475	9,138
Daseke, Inc.* (Road & Rail)	200	736
Dave & Buster’s Entertainment, Inc. (Hotels, Restaurants & Leisure)	125	5,570
Dean Foods Co. (Food Products)	325	1,238
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	100	12,794
Del Taco Restaurants, Inc.* (Hotels, Restaurants & Leisure)	150	1,499
Delek US Holdings, Inc. (Oil, Gas & Consumable Fuels)	225	7,314
Deluxe Corp. (Commercial Services & Supplies)	125	4,805
Denbury Resources, Inc.* (Oil, Gas & Consumable Fuels)	1,350	2,309
Denny’s Corp.* (Hotels, Restaurants & Leisure)	225	3,647
Dermira, Inc.* (Pharmaceuticals)	175	1,258
DHT Holdings, Inc. (Oil, Gas & Consumable Fuels)	425	1,666
Diamond Offshore Drilling, Inc.* (Energy Equipment & Services)	225	2,124
DiamondRock Hospitality Co. (Equity Real Estate Investment Trusts)	600	5,448
Dicerna Pharmaceuticals, Inc.* (Biotechnology)	175	1,871
Diebold, Inc. (Technology Hardware, Storage & Peripherals)	275	685
Digi International, Inc.* (Communications Equipment)	125	1,261
Dime Community Bancshares, Inc. (Thrifts & Mortgage Finance)	125	2,123
Diodes, Inc.* (Semiconductors & Semiconductor Equipment)	125	4,033
Diplomat Pharmacy, Inc.* (Health Care Providers & Services)	175	2,356
Donnelley Financial Solutions, Inc.* (Capital Markets)	150	2,105
Dorian LPG, Ltd.* (Oil, Gas & Consumable Fuels)	175	1,020

See accompanying notes to financial statements.

244 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Dorman Products, Inc.* (Auto Components)	75	$6,751
Dril-Quip, Inc.* (Energy Equipment & Services)	125	3,753
Drive Shack, Inc.* (Hotels, Restaurants & Leisure)	275	1,078
DSW, Inc.—Class A (Specialty Retail)	225	5,558
Durect Corp.* (Pharmaceuticals)	850	411
Dycom Industries, Inc.* (Construction & Engineering)	100	5,404
Dynavax Technologies Corp.* (Biotechnology)	225	2,059
Dynex Capital, Inc. (Mortgage Real Estate Investment Trusts)	275	1,573
Eagle Bancorp, Inc.* (Banks)	100	4,871
Eagle Bulk Shipping, Inc.* (Marine)	275	1,268
Easterly Government Properties, Inc. (Equity Real Estate Investment Trusts)	175	2,744
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	100	9,172
Ebix, Inc. (Software)	75	3,192
Echo Global Logistics, Inc.* (Air Freight & Logistics)	100	2,033
Eclipse Resources Corp.* (Oil, Gas & Consumable Fuels)	775	814
Edgewell Personal Care Co.* (Personal Products)	150	5,603
Editas Medicine, Inc.* (Biotechnology)	150	3,413
El Paso Electric Co. (Electric Utilities)	125	6,266
Eldorado Resorts, Inc.* (Hotels, Restaurants & Leisure)	200	7,242
Electro Scientific Industries, Inc.* (Electronic Equipment, Instruments & Components)	125	3,745
Electronics for Imaging, Inc.* (Technology Hardware, Storage & Peripherals)	150	3,719
Ellie Mae, Inc.* (Software)	100	6,283
EMCOR Group, Inc. (Construction & Engineering)	150	8,953
Emerald Expositions Events, Inc. (Media)	100	1,234
Emergent BioSolutions, Inc.* (Biotechnology)	125	7,409
Employers Holdings, Inc. (Insurance)	100	4,197
Encore Capital Group, Inc.* (Consumer Finance)	100	2,350
Endo International PLC* (Pharmaceuticals)	675	4,927
Endologix, Inc.* (Health Care Equipment & Supplies)	375	269
Endurance International Group Holdings, Inc.* (IT Services)	275	1,829
Energy Fuels, Inc.* (Oil, Gas & Consumable Fuels)	625	1,781
Energy Recovery, Inc.* (Machinery)	200	1,346
EnerSys (Electrical Equipment)	125	9,700
Ennis, Inc. (Commercial Services & Supplies)	100	1,925
Enova International, Inc.* (Consumer Finance)	100	1,946
Enphase Energy, Inc.* (Electrical Equipment)	375	1,774
Entegris, Inc. (Semiconductors & Semiconductor Equipment)	400	11,157
Entercom Communications Corp.—Class A (Media)	450	2,570
Entravision Communications Corp.—Class A (Media)	350	1,019
Envestnet, Inc.* (Software)	125	6,149
Enzo Biochem, Inc.* (Life Sciences Tools & Services)	275	765
EP Energy Corp.*—Class A (Oil, Gas & Consumable Fuels)	425	298
Epizyme, Inc.* (Biotechnology)	200	1,232
Eros International PLC* (Entertainment)	150	1,244
ESCO Technologies, Inc. (Machinery)	75	4,946
Essendant, Inc. (Commercial Services & Supplies)	175	2,202
Essent Group, Ltd.* (Thrifts & Mortgage Finance)	275	9,399
Esterline Technologies Corp.* (Aerospace & Defense)	75	9,108
Ethan Allen Interiors, Inc. (Household Durables)	100	1,759
Etsy, Inc.* (Internet & Direct Marketing Retail)	325	15,459
Everbridge, Inc.* (Software)	75	4,257
Everi Holdings, Inc.* (IT Services)	275	1,416
EVERTEC, Inc. (IT Services)	200	5,740
Evolent Health, Inc.* (Health Care Technology)	225	4,489
Evolution Petroleum Corp. (Oil, Gas & Consumable Fuels)	150	1,023
Evoqua Water Technologies Corp.* (Machinery)	250	2,400
Exantas Capital Corp. (Mortgage Real Estate Investment Trusts)	175	1,754
Exela Technologies, Inc.*—Class I (IT Services)	300	1,167
ExlService Holdings, Inc.* (IT Services)	100	5,262
Exponent, Inc. (Professional Services)	150	7,606
Express, Inc.* (Specialty Retail)	275	1,405
Exterran Corp.* (Energy Equipment & Services)	125	2,213
Extreme Networks, Inc.* (Communications Equipment)	400	2,440
EZCORP, Inc.*—Class A (Consumer Finance)	200	1,546
Fabrinet* (Electronic Equipment, Instruments & Components)	125	6,414
Farmers National Banc Corp. (Banks)	125	1,593
Farmland Partners, Inc. (Equity Real Estate Investment Trusts)	175	795
Fate Therapeutics, Inc.* (Biotechnology)	200	2,566
Federal Signal Corp. (Machinery)	200	3,980
Federated Investors, Inc.—Class B (Capital Markets)	300	7,964
Ferro Corp.* (Chemicals)	250	3,920
FGL Holdings* (Diversified Financial Services)	475	3,164
FibroGen, Inc.* (Biotechnology)	200	9,255
Finisar Corp.* (Communications Equipment)	350	7,560
First Bancorp (Banks)	100	3,266
First BanCorp. (Banks)	675	5,805
First Busey Corp. (Banks)	150	3,681
First Commonwealth Financial Corp. (Banks)	325	3,926
First Financial Bancorp (Banks)	275	6,523
First Financial Bankshares, Inc. (Banks)	175	10,095
First Foundation, Inc.* (Banks)	125	1,608
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	350	10,100
First Interstate Bancsys (Banks)	100	3,656
First Merchants Corp. (Banks)	150	5,141
First Midwest Bancorp, Inc. (Banks)	300	5,943
First of Long Island Corp. (The) (Banks)	100	1,995
FirstCash, Inc. (Consumer Finance)	125	9,044
Fitbit, Inc.* (Electronic Equipment, Instruments & Components)	675	3,355
Five Below, Inc.* (Specialty Retail)	150	15,347
Five Prime Therapeutics, Inc.* (Biotechnology)	150	1,395
Five9, Inc.* (Software)	175	7,651
Flagstar Bancorp, Inc.* (Thrifts & Mortgage Finance)	100	2,640
Flexion Therapeutics, Inc.* (Biotechnology)	125	1,415
Flotek Industries, Inc.* (Chemicals)	425	463
Fluent, Inc.* (Media)	400	1,440
Fluidigm Corp.* (Life Sciences Tools & Services)	250	2,155
Flushing Financial Corp. (Banks)	100	2,153
ForeScout Technologies, Inc.* (Software)	100	2,599

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 245

Common Stocks, continued

	Shares	Value
FormFactor, Inc.* (Semiconductors & Semiconductor Equipment)	250	$3,523
Fortress Biotech, Inc.* (Biotechnology)	375	323
Forum Energy Technologies, Inc.* (Energy Equipment & Services)	300	1,239
Forward Air Corp. (Air Freight & Logistics)	100	5,485
Fossil Group, Inc.* (Textiles, Apparel & Luxury Goods)	150	2,360
Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts)	200	5,240
Fox Factory Holding Corp.* (Auto Components)	125	7,358
Francesca’s Holdings Corp.* (Specialty Retail)	200	194
Franklin Electric Co., Inc. (Machinery)	150	6,432
Franklin Street Properties Corp. (Equity Real Estate Investment Trusts)	375	2,336
Frank’s International N.V.* (Energy Equipment & Services)	325	1,697
Fresh Del Monte Produce, Inc. (Food Products)	100	2,827
Freshpet, Inc.* (Food Products)	100	3,216
Front Yard Residential Corp. (Equity Real Estate Investment Trusts)	200	1,746
Frontier Communications Corp.* (Diversified Telecommunication Services)	350	833
Frontline, Ltd.* (Oil, Gas & Consumable Fuels)	350	1,936
FTI Consulting, Inc.* (Professional Services)	100	6,664
FuelCell Energy, Inc.* (Electrical Equipment)	875	482
Fulton Financial Corp. (Banks)	500	7,740
FutureFuel Corp. (Chemicals)	125	1,983
GAIN Capital Holdings, Inc. (Capital Markets)	200	1,232
GameStop Corp.—Class A (Specialty Retail)	325	4,102
Gannett Co., Inc. (Media)	375	3,199
GasLog, Ltd. (Oil, Gas & Consumable Fuels)	150	2,469
GATX Corp. (Trading Companies & Distributors)	100	7,080
GCP Applied Technologies, Inc.* (Chemicals)	225	5,524
Generac Holdings, Inc.* (Electrical Equipment)	175	8,698
Genesis Healthcare, Inc.* (Health Care Providers & Services)	500	590
GenMark Diagnostics, Inc.* (Health Care Equipment & Supplies)	250	1,215
Gentherm, Inc.* (Auto Components)	125	4,998
Genworth Financial, Inc.*—Class A (Insurance)	1,500	6,990
Geron Corp.* (Biotechnology)	675	675
Getty Realty Corp. (Equity Real Estate Investment Trusts)	125	3,676
Gibraltar Industries, Inc.* (Building Products)	100	3,559
G-III Apparel Group, Ltd.* (Textiles, Apparel & Luxury Goods)	125	3,486
Glacier Bancorp, Inc. (Banks)	250	9,904
Gladstone Commercial Corp. (Equity Real Estate Investment Trusts)	125	2,240
Glaukos Corp.* (Health Care Equipment & Supplies)	100	5,617
Global Blood Therapeutics, Inc.* (Biotechnology)	150	6,157
Global Net Lease, Inc. (Equity Real Estate Investment Trusts)	225	3,965
Globus Medical, Inc.*—Class A (Health Care Equipment & Supplies)	200	8,655
Glu Mobile, Inc.* (Entertainment)	425	3,430
Glycomimetics, Inc.* (Biotechnology)	150	1,421
Gms, Inc.* (Trading Companies & Distributors)	125	1,858
GNC Holdings, Inc.*—Class A (Specialty Retail)	425	1,007
Gogo, Inc.* (Wireless Telecommunication Services)	325	972
Golar LNG, Ltd. (Oil, Gas & Consumable Fuels)	275	5,983
Gold Resource Corp. (Metals & Mining)	275	1,100
GoPro, Inc.*—Class A (Household Durables)	425	1,802
Government Properties Income Trust (Equity Real Estate Investment Trusts)	325	2,233
Granite Construction, Inc. (Construction & Engineering)	125	5,035
Granite Point Mortgage Trust (Mortgage Real Estate Investment Trusts)	150	2,705
Gray Television, Inc.* (Media)	275	4,054
Great Lakes Dredge & Dock Corp.* (Construction & Engineering)	325	2,152
Great Western Bancorp, Inc. (Banks)	175	5,469
Green Brick Partners, Inc.* (Household Durables)	150	1,086
Green Dot Corp.*—Class A (Consumer Finance)	125	9,939
Green Plains, Inc. (Oil, Gas & Consumable Fuels)	150	1,967
Greenlight Capital Re, Ltd.*—Class A (Insurance)	150	1,293
Greif, Inc.—Class A (Containers & Packaging)	75	2,783
Griffon Corp. (Building Products)	125	1,306
Groupon, Inc.* (Internet & Direct Marketing Retail)	1,350	4,320
GTT Communications, Inc.* (IT Services)	100	2,366
GUESS?, Inc. (Specialty Retail)	200	4,154
Gulfport Energy Corp.* (Oil, Gas & Consumable Fuels)	525	3,439
H&E Equipment Services, Inc. (Trading Companies & Distributors)	100	2,042
H.B. Fuller Co. (Chemicals)	150	6,401
Haemonetics Corp.* (Health Care Equipment & Supplies)	150	15,007
Halcon Resources Corp.* (Oil, Gas & Consumable Fuels)	575	978
Halozyme Therapeutics, Inc.* (Biotechnology)	375	5,485
Hancock Holding Co. (Banks)	250	8,662
Hanmi Financial Corp. (Banks)	125	2,463
Hannon Armstrong Sustainable, Inc.—Class I (Mortgage Real Estate Investment Trusts)	175	3,334
Harmonic, Inc.* (Communications Equipment)	425	2,006
Harsco Corp.* (Machinery)	250	4,965
Harvard Bioscience, Inc.* (Life Sciences Tools & Services)	275	875
Hawaiian Holdings, Inc. (Airlines)	150	3,962
HC2 Holdings, Inc.* (Construction & Engineering)	275	726
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	350	9,953
Healthcare Services Group, Inc. (Commercial Services & Supplies)	225	9,040
HealthEquity, Inc.* (Health Care Providers & Services)	150	8,947
HealthStream, Inc. (Health Care Technology)	100	2,415
Heartland Express, Inc. (Road & Rail)	175	3,203
Heartland Financial USA, Inc. (Banks)	100	4,395
Hecla Mining Co. (Metals & Mining)	1,275	3,009
Helen of Troy, Ltd.* (Household Durables)	75	9,838
Helix Energy Solutions Group, Inc.* (Energy Equipment & Services)	500	2,705
Heritage Commerce Corp. (Banks)	150	1,701
Heritage Financial Corp. (Banks)	125	3,715
Herman Miller, Inc. (Commercial Services & Supplies)	175	5,294
Heron Therapeutics, Inc.* (Biotechnology)	200	5,187
Hersha Hospitality Trust (Equity Real Estate Investment Trusts)	125	2,193
Hertz Global Holdings, Inc.* (Road & Rail)	200	2,730

See accompanying notes to financial statements.

246 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
HFF, Inc.—Class A (Real Estate Management & Development)	125	$4,145
HighPoint Resources Corp.* (Oil, Gas & Consumable Fuels)	425	1,058
Hillenbrand, Inc. (Machinery)	175	6,638
Hilltop Holdings, Inc. (Banks)	225	4,012
HMS Holdings Corp.* (Health Care Technology)	250	7,033
HNI Corp. (Commercial Services & Supplies)	125	4,429
Home BancShares, Inc. (Banks)	450	7,353
HomeStreet, Inc.* (Thrifts & Mortgage Finance)	100	2,123
Hope Bancorp, Inc. (Banks)	375	4,448
Horace Mann Educators Corp. (Insurance)	125	4,681
Horizon BanCorp, Inc. (Banks)	150	2,367
Horizon Pharma PLC* (Pharmaceuticals)	475	9,281
Hortonworks, Inc.* (Software)	225	3,245
Hostess Brands, Inc.* (Food Products)	325	3,556
Houghton Mifflin Harcourt Co.* (Diversified Consumer Services)	375	3,323
Houlihan Lokey, Inc. (Capital Markets)	100	3,680
Hovnanian Enterprises, Inc.*—Class A (Household Durables)	800	547
Hub Group, Inc.*—Class A (Air Freight & Logistics)	100	3,707
Hubspot, Inc.* (Software)	100	12,572
Hudson, Ltd.*—Class A (Specialty Retail)	150	2,573
IBERIABANK Corp. (Banks)	150	9,641
Ichor Holdings, Ltd.* (Semiconductors & Semiconductor Equipment)	100	1,630
IDACORP, Inc. (Electric Utilities)	150	13,959
Idera Pharmaceuticals, Inc.* (Biotechnology)	125	346
II-VI, Inc.* (Electronic Equipment, Instruments & Components)	175	5,681
IMAX Corp.* (Entertainment)	175	3,292
Immersion Corp.* (Technology Hardware, Storage & Peripherals)	125	1,120
Immune Design Corp.* (Biotechnology)	300	390
ImmunoGen, Inc.* (Biotechnology)	400	1,920
Immunomedics, Inc.* (Biotechnology)	375	5,350
Imperva, Inc.* (Software)	100	5,569
Independence Contract Drilling, Inc.* (Energy Equipment & Services)	325	1,014
Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts)	325	2,984
Independent Bank Corp. (Banks)	75	5,273
Industrial Logistics Properties Trust (Equity Real Estate Investment Trusts)	101	1,977
Infinera Corp.* (Communications Equipment)	475	1,895
Information Services Group, Inc.* (IT Services)	300	1,272
InfraREIT, Inc. (Equity Real Estate Investment Trusts)	150	3,153
Ingevity Corp.* (Chemicals)	125	10,460
InnerWorkings, Inc.* (Professional Services)	225	842
Innospec, Inc. (Chemicals)	75	4,632
Innoviva, Inc.* (Pharmaceuticals)	250	4,362
Inovalon Holdings, Inc.* (Health Care Technology)	275	3,900
Inovio Pharmaceuticals, Inc.* (Biotechnology)	425	1,700
Inphi Corp.* (Semiconductors & Semiconductor Equipment)	150	4,823
Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	100	4,075
Insmed, Inc.* (Biotechnology)	225	2,952
Insperity, Inc. (Professional Services)	100	9,335
Instructure, Inc.* (Software)	100	3,751
Insys Therapeutics, Inc.* (Biotechnology)	175	613
Integer Holdings Corp.* (Health Care Equipment & Supplies)	100	7,625
Integrated Device Technology, Inc.* (Semiconductors & Semiconductor Equipment)	375	18,160
Intellia Therapeutics, Inc.* (Biotechnology)	125	1,706
Intelsat S.A.* (Diversified Telecommunication Services)	150	3,209
InterDigital, Inc. (Communications Equipment)	100	6,643
Interface, Inc. (Commercial Services & Supplies)	200	2,850
International Bancshares Corp. (Banks)	175	6,020
International Speedway Corp.—Class A (Hotels, Restaurants & Leisure)	75	3,290
Intersect ENT, Inc.* (Pharmaceuticals)	100	2,818
Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	175	1,993
Intrepid Potash, Inc.* (Chemicals)	450	1,170
Intrexon Corp.* (Biotechnology)	225	1,472
Invacare Corp. (Health Care Equipment & Supplies)	125	538
Invesco Mortgage Capital, Inc. (Mortgage Real Estate Investment Trusts)	350	5,067
Investment Technology Group, Inc. (Capital Markets)	125	3,780
Investors Bancorp, Inc. (Banks)	725	7,540
Investors Real Estate Trust (Equity Real Estate Investment Trusts)	50	2,454
Invitae Corp.* (Biotechnology)	275	3,042
Iovance Biotherapeutics, Inc.* (Biotechnology)	275	2,434
Iridium Communications, Inc.* (Diversified Telecommunication Services)	300	5,535
iRobot Corp.* (Household Durables)	75	6,280
Ironwood Pharmaceuticals, Inc.* (Biotechnology)	400	4,144
iStar Financial, Inc. (Equity Real Estate Investment Trusts)	250	2,293
Iteris, Inc.* (Electronic Equipment, Instruments & Components)	250	933
Itron, Inc.* (Electronic Equipment, Instruments & Components)	100	4,729
J.C. Penney Co., Inc.* (Multiline Retail)	1,150	1,196
j2 Global, Inc. (Software)	125	8,673
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	75	5,822
Jagged Peak Energy, Inc.* (Oil, Gas & Consumable Fuels)	250	2,280
James River Group Holdings, Ltd. (Insurance)	100	3,654
Jeld-Wen Holding, Inc.* (Building Products)	225	3,197
John Bean Technologies Corp. (Machinery)	100	7,181
K12, Inc.* (Diversified Consumer Services)	150	3,719
Kadmon Holdings, Inc.* (Biotechnology)	425	884
Kaman Corp.—Class A (Trading Companies & Distributors)	75	4,207
Karyopharm Therapeutics, Inc.* (Biotechnology)	175	1,640
KB Home (Household Durables)	250	4,774
KBR, Inc. (Construction & Engineering)	425	6,452
Keane Group, Inc.* (Energy Equipment & Services)	200	1,636
Kearny Financial Corp. (Thrifts & Mortgage Finance)	325	4,167
Kelly Services, Inc.—Class A (Professional Services)	125	2,560
KEMET Corp. (Electronic Equipment, Instruments & Components)	175	3,070

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 247

Common Stocks, continued

	Shares	Value
Kemper Corp. (Insurance)	125	$8,298
Kennametal, Inc. (Machinery)	225	7,487
Kennedy-Wilson Holdings, Inc. (Real Estate Management & Development)	375	6,813
Kimball Electronics, Inc.* (Electronic Equipment, Instruments & Components)	125	1,936
Kimball International, Inc.—Class B (Commercial Services & Supplies)	150	2,129
Kindred Biosciences, Inc.* (Biotechnology)	150	1,643
Kite Realty Group Trust (Equity Real Estate Investment Trusts)	275	3,875
Knoll, Inc. (Commercial Services & Supplies)	175	2,884
Knowles Corp.* (Electronic Equipment, Instruments & Components)	275	3,660
Kopin Corp.* (Semiconductors & Semiconductor Equipment)	450	450
Korn/Ferry International (Professional Services)	150	5,931
Kraton Performance Polymers, Inc.* (Chemicals)	100	2,184
Kratos Defense & Security Solutions, Inc.* (Aerospace & Defense)	300	4,227
Kura Oncology, Inc.* (Biotechnology)	125	1,755
Ladder Capital Corp. (Mortgage Real Estate Investment Trusts)	275	4,254
Ladenburg Thalmann Financial Services, Inc. (Capital Markets)	500	1,165
Lakeland Bancorp, Inc. (Banks)	150	2,222
Lakeland Financial Corp. (Banks)	75	3,012
Landec Corp.* (Food Products)	125	1,480
Lannett Co., Inc.* (Pharmaceuticals)	150	744
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	150	2,348
Laredo Petroleum, Inc.* (Oil, Gas & Consumable Fuels)	500	1,810
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	450	3,114
Laureate Education, Inc.*—Class A (Diversified Consumer Services)	175	2,667
La-Z-Boy, Inc. (Household Durables)	150	4,157
LCI Industries (Auto Components)	75	5,010
LegacyTexas Financial Group, Inc. (Banks)	150	4,814
LendingClub Corp.* (Consumer Finance)	1,050	2,762
Lexicon Pharmaceuticals, Inc.* (Biotechnology)	175	1,162
Lexington Realty Trust (Equity Real Estate Investment Trusts)	650	5,337
LHC Group, Inc.* (Health Care Providers & Services)	100	9,387
Liberty Braves Group*—Class C (Entertainment)	125	3,111
Liberty Expedia Holdings*—Class A (Internet & Direct Marketing Retail)	150	5,867
Liberty Latin America, Ltd.*—Class A (Media)	150	2,172
Liberty Latin America, Ltd.*—Class C (Media)	350	5,100
Liberty TripAdvisor Holdings, Inc.*—Class A (Interactive Media & Services)	250	3,973
Lilis Energy, Inc.* (Oil, Gas & Consumable Fuels)	300	411
Limelight Networks, Inc.* (IT Services)	450	1,053
Liquidity Services, Inc.* (Internet & Direct Marketing Retail)	200	1,234
LivaNova PLC* (Health Care Equipment & Supplies)	125	11,433
Live Oak Bancshares, Inc. (Banks)	100	1,481
LivePerson, Inc.* (Software)	175	3,301
LiveRamp Holdings, Inc.* (IT Services)	225	8,692
LiveXLive Media, Inc.* (Entertainment)	175	866
Louisiana-Pacific Corp. (Paper & Forest Products)	425	9,444
Loxo Oncology, Inc.* (Biotechnology)	75	10,504
LSC Communications, Inc. (Commercial Services & Supplies)	150	1,050
LTC Properties, Inc. (Equity Real Estate Investment Trusts)	125	5,210
Lumber Liquidators Holdings, Inc.* (Specialty Retail)	100	952
Lumentum Holdings, Inc.* (Communications Equipment)	200	8,402
Luminex Corp. (Life Sciences Tools & Services)	125	2,889
M.D.C. Holdings, Inc. (Household Durables)	150	4,217
M/A-COM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	150	2,177
M/I Homes, Inc.* (Household Durables)	100	2,102
Macatawa Bank Corp. (Banks)	150	1,443
Mack-Cali Realty Corp. (Equity Real Estate Investment Trusts)	275	5,387
MacroGenics, Inc.* (Biotechnology)	150	1,905
Magellan Health, Inc.* (Health Care Providers & Services)	75	4,267
Maiden Holdings, Ltd. (Insurance)	275	454
Mallinckrodt PLC* (Pharmaceuticals)	250	3,950
MannKind Corp.* (Biotechnology)	825	875
ManTech International Corp.—Class A (IT Services)	75	3,922
Marinus Pharmaceuticals, Inc.* (Pharmaceuticals)	225	646
Marrone Bio Innovations, Inc.* (Chemicals)	675	992
Marten Transport, Ltd. (Road & Rail)	150	2,429
Masonite International Corp.* (Building Products)	75	3,362
MasTec, Inc.* (Construction & Engineering)	175	7,097
Matador Resources Co.* (Oil, Gas & Consumable Fuels)	300	4,659
Matrix Service Co.* (Energy Equipment & Services)	125	2,243
Matson, Inc. (Marine)	125	4,002
Matthews International Corp.—Class A (Commercial Services & Supplies)	100	4,062
Maxar Technologies, Ltd. (Aerospace & Defense)	175	2,093
MAXIMUS, Inc. (IT Services)	175	11,390
MaxLinear, Inc.*—Class A (Semiconductors & Semiconductor Equipment)	225	3,960
Maxwell Technologies, Inc.* (Electronic Equipment, Instruments & Components)	250	518
MB Financial, Inc. (Banks)	225	8,916
MBIA, Inc.* (Insurance)	325	2,899
McDermott International, Inc.* (Energy Equipment & Services)	500	3,269
McGrath RentCorp (Commercial Services & Supplies)	75	3,861
MDC Partners, Inc.*—Class A (Media)	325	848
Medequities Realty Trust, Inc. (Equity Real Estate Investment Trusts)	150	1,026
MediciNova, Inc.* (Biotechnology)	200	1,634
Medidata Solutions, Inc.* (Health Care Technology)	150	10,112
Mercury Systems, Inc.* (Aerospace & Defense)	150	7,094
Meredith Corp. (Media)	125	6,492
Meridian Bancorp, Inc. (Thrifts & Mortgage Finance)	175	2,506

See accompanying notes to financial statements.

248 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Meridian Bioscience, Inc. (Health Care Equipment & Supplies)	150	$2,604
Merit Medical Systems, Inc.* (Health Care Equipment & Supplies)	150	8,371
Meritage Homes Corp.* (Household Durables)	125	4,590
Meritor, Inc.* (Machinery)	250	4,228
Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	125	2,911
MGE Energy, Inc. (Electric Utilities)	100	5,996
MGIC Investment Corp.* (Thrifts & Mortgage Finance)	1,050	10,982
Milacron Holdings Corp.* (Machinery)	225	2,675
Mindbody, Inc.* (Software)	125	4,550
Minerals Technologies, Inc. (Chemicals)	100	5,134
Minerva Neurosciences, Inc.* (Biotechnology)	175	1,180
Miragen Therapeutics, Inc.* (Biotechnology)	200	606
Mitek System, Inc.* (Software)	175	1,892
Mobile Mini, Inc. (Commercial Services & Supplies)	125	3,969
MobileIron, Inc.* (Software)	375	1,721
Model N, Inc.* (Software)	125	1,654
Modine Manufacturing Co.* (Auto Components)	175	1,892
Moelis & Co. (Capital Markets)	125	4,298
Momenta Pharmaceuticals, Inc.* (Biotechnology)	250	2,760
MoneyGram International, Inc.* (IT Services)	200	400
Monmouth Real Estate Investment Corp.— Class A (Equity Real Estate Investment Trusts)	250	3,100
Monotype Imaging Holdings, Inc. (Software)	150	2,328
Monro Muffler Brake, Inc. (Specialty Retail)	100	6,875
Moog, Inc.—Class A (Aerospace & Defense)	100	7,747
Mr. Cooper Group, Inc.* (Thrifts & Mortgage Finance)	100	1,167
MRC Global, Inc.* (Trading Companies & Distributors)	250	3,058
MSA Safety, Inc. (Commercial Services & Supplies)	100	9,426
MSG Networks, Inc.*—Class A (Media)	200	4,712
Mueller Industries, Inc. (Machinery)	175	4,088
Mueller Water Products, Inc.—Class A (Machinery)	475	4,323
Murphy USA, Inc.* (Specialty Retail)	100	7,664
Myers Industries, Inc. (Containers & Packaging)	125	1,889
Myokardia, Inc.* (Pharmaceuticals)	100	4,885
Myriad Genetics, Inc.* (Biotechnology)	200	5,813
Nantkwest, Inc.* (Biotechnology)	400	464
Natera, Inc.* (Biotechnology)	150	2,094
National Bank Holdings Corp. (Banks)	100	3,087
National CineMedia, Inc. (Media)	300	1,944
National General Holdings Corp. (Insurance)	200	4,842
National Health Investors, Inc. (Equity Real Estate Investment Trusts)	125	9,442
National Storage Affiliates Trust (Equity Real Estate Investment Trusts)	150	3,969
National Vision Holdings, Inc.* (Specialty Retail)	100	2,817
Natus Medical, Inc.* (Health Care Equipment & Supplies)	100	3,403
Nautilus, Inc.* (Leisure Products)	125	1,363
Navigant Consulting, Inc. (Professional Services)	150	3,608
Navistar International Corp.* (Machinery)	150	3,893
NBT Bancorp, Inc. (Banks)	125	4,324
NCI Building Systems, Inc.* (Building Products)	150	1,088
Neogen Corp.* (Health Care Equipment & Supplies)	150	8,549
NeoGenomics, Inc.* (Life Sciences Tools & Services)	200	2,522
NeoPhotonics Corp.* (Semiconductors & Semiconductor Equipment)	225	1,458
Neos Therapeutics, Inc.* (Pharmaceuticals)	200	330
NETGEAR, Inc.* (Communications Equipment)	100	5,203
NetScout Systems, Inc.* (Communications Equipment)	250	5,908
Nevro Corp.* (Health Care Equipment & Supplies)	75	2,917
New Jersey Resources Corp. (Gas Utilities)	250	11,418
New Media Investment Group, Inc. (Media)	200	2,314
New Relic, Inc.* (Software)	125	10,120
New Senior Investment Group, Inc. (Equity Real Estate Investment Trusts)	300	1,236
New York Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts)	425	2,503
NewLink Genetics Corp.* (Biotechnology)	250	380
Newpark Resources, Inc.* (Energy Equipment & Services)	325	2,233
Nexeo Solutions, Inc.* (Trading Companies & Distributors)	175	1,503
Nexstar Broadcasting Group, Inc.—Class A (Media)	125	9,829
NextGen Healthcare, Inc.* (Health Care Technology)	175	2,651
NIC, Inc. (IT Services)	225	2,808
NII Holdings, Inc.* (Wireless Telecommunication Services)	475	2,095
NMI Holdings, Inc.*—Class A (Thrifts & Mortgage Finance)	225	4,016
NN, Inc. (Machinery)	125	839
Noble Corp. PLC* (Energy Equipment & Services)	825	2,162
Nordic American Tankers, Ltd. (Oil, Gas & Consumable Fuels)	700	1,400
Northern Oil & Gas, Inc.* (Oil, Gas & Consumable Fuels)	625	1,413
Northfield Bancorp, Inc. (Thrifts & Mortgage Finance)	175	2,371
NorthStar Realty Europe Corp. (Equity Real Estate Investment Trusts)	175	2,545
Northwest Bancshares, Inc. (Thrifts & Mortgage Finance)	300	5,082
Northwest Natural Holding Co. (Gas Utilities)	100	6,046
NorthWestern Corp. (Multi-Utilities)	150	8,916
Novanta, Inc.* (Electronic Equipment, Instruments & Components)	100	6,300
Novavax, Inc.* (Biotechnology)	1,575	2,898
Novocure, Ltd.* (Health Care Equipment & Supplies)	225	7,533
NOW, Inc.* (Trading Companies & Distributors)	350	4,074
Nutrisystem, Inc. (Internet & Direct Marketing Retail)	100	4,388
NuVasive, Inc.* (Health Care Equipment & Supplies)	150	7,434
NxStage Medical, Inc.* (Health Care Equipment & Supplies)	200	5,724
Nymox Pharmaceutical Corp.* (Biotechnology)	350	459
Oasis Petroleum, Inc.* (Oil, Gas & Consumable Fuels)	775	4,286
Oceaneering International, Inc.* (Energy Equipment & Services)	300	3,629
Oceanfirst Financial Corp. (Thrifts & Mortgage Finance)	150	3,377

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 249

Common Stocks, continued

	Shares	Value
Ocular Therapeutix, Inc.* (Pharmaceuticals)	200	$796
Ocwen Financial Corp.* (Thrifts & Mortgage Finance)	500	670
Office Depot, Inc. (Specialty Retail)	1,750	4,515
OFG Bancorp (Banks)	175	2,881
Oil States International, Inc.* (Energy Equipment & Services)	175	2,499
Old National Bancorp (Banks)	450	6,930
Old Second Bancorp, Inc. (Banks)	125	1,625
Ollie’s Bargain Outlet Holdings, Inc.* (Multiline Retail)	150	9,977
Omeros Corp.* (Pharmaceuticals)	175	1,950
Omnicell, Inc.* (Health Care Technology)	125	7,655
OMNOVA Solutions, Inc.* (Chemicals)	200	1,466
On Deck Capital, Inc.* (Diversified Financial Services)	250	1,475
ONE Gas, Inc. (Gas Utilities)	150	11,939
OneSpan, Inc.* (Software)	125	1,619
OPKO Health, Inc.* (Biotechnology)	1,025	3,085
OraSure Technologies, Inc.* (Health Care Equipment & Supplies)	200	2,336
ORBCOMM, Inc.* (Diversified Telecommunication Services)	275	2,272
Orchid Island Capital, Inc. (Mortgage Real Estate Investment Trusts)	250	1,598
Organovo Holdings, Inc.* (Biotechnology)	900	861
Orion Marine Group, Inc.* (Construction & Engineering)	175	751
Oritani Financial Corp. (Thrifts & Mortgage Finance)	150	2,213
Ormat Technologies, Inc. (Independent Power and Renewable Electricity Producers)	125	6,537
Otter Tail Corp. (Electric Utilities)	125	6,205
Overseas Shipholding Group, Inc.*—Class A (Oil, Gas & Consumable Fuels)	375	623
Owens & Minor, Inc. (Health Care Providers & Services)	200	1,266
Oxford Immunotec Global PLC* (Health Care Equipment & Supplies)	125	1,598
P.H. Glatfelter Co. (Paper & Forest Products)	150	1,464
Pacific Biosciences of California, Inc.* (Life Sciences Tools & Services)	550	4,070
Pacific Premier Bancorp, Inc.* (Banks)	150	3,828
Pacira Pharmaceuticals, Inc.* (Pharmaceuticals)	125	5,377
Palatin Technologies, Inc.* (Biotechnology)	1,450	1,027
Pandora Media, Inc.* (Entertainment)	775	6,270
Par Pacific Holdings, Inc.* (Oil, Gas & Consumable Fuels)	125	1,773
Paratek Pharmaceuticals, Inc.* (Pharmaceuticals)	175	898
Party City Holdco, Inc.* (Specialty Retail)	150	1,497
Pattern Energy Group, Inc. (Independent Power and Renewable Electricity Producers)	250	4,655
Patterson Cos., Inc. (Health Care Providers & Services)	250	4,915
Paylocity Holding Corp.* (Software)	100	6,021
PDC Energy, Inc.* (Oil, Gas & Consumable Fuels)	175	5,207
PDF Solutions, Inc.* (Semiconductors & Semiconductor Equipment)	150	1,265
PDL BioPharma, Inc.* (Biotechnology)	750	2,175
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)	225	6,857
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts)	200	5,662
Penn National Gaming, Inc.* (Hotels, Restaurants & Leisure)	300	5,649
Pennsylvania Real Estate Investment Trust (Equity Real Estate Investment Trusts)	250	1,485
PennyMac Mortgage Investment Trust (Mortgage Real Estate Investment Trusts)	200	3,724
Perficient, Inc.* (IT Services)	125	2,783
Performance Food Group Co.* (Food & Staples Retailing)	300	9,680
Perspecta, Inc. (IT Services)	425	7,319
PGT, Inc.* (Building Products)	175	2,774
Photronics, Inc.* (Semiconductors & Semiconductor Equipment)	275	2,662
Physicians Realty Trust (Equity Real Estate Investment Trusts)	525	8,415
Piedmont Office Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	375	6,390
Pier 1 Imports, Inc. (Specialty Retail)	500	153
Pieris Pharmaceuticals, Inc.* (Biotechnology)	300	798
Pioneer Energy Services Corp.* (Energy Equipment & Services)	400	492
Pitney Bowes, Inc. (Commercial Services & Supplies)	575	3,398
Planet Fitness, Inc.* (Hotels, Restaurants & Leisure)	250	13,404
Plantronics, Inc. (Communications Equipment)	100	3,310
Plexus Corp.* (Electronic Equipment, Instruments & Components)	100	5,108
Plug Power, Inc.* (Electrical Equipment)	1,000	1,240
PNM Resources, Inc. (Electric Utilities)	225	9,245
PolyOne Corp. (Chemicals)	225	6,435
Portland General Electric Co. (Electric Utilities)	250	11,463
Portola Pharmaceuticals, Inc.* (Biotechnology)	200	3,904
Potlatch Corp. (Equity Real Estate Investment Trusts)	191	6,043
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	75	4,574
PQ Group Holdings, Inc.* (Chemicals)	150	2,222
PRA Group, Inc.* (Consumer Finance)	150	3,656
Preferred Apartment Communities, Inc.— Class A (Equity Real Estate Investment Trusts)	150	2,109
Presidio, Inc. (IT Services)	150	1,958
Prestige Brands Holdings, Inc.* (Pharmaceuticals)	150	4,631
Primerica, Inc. (Insurance)	125	12,213
Primo Water Corp.* (Beverages)	125	1,751
Primoris Services Corp. (Construction & Engineering)	150	2,870
ProAssurance Corp. (Insurance)	175	7,098
Progenics Pharmaceuticals, Inc.* (Biotechnology)	300	1,260
Progress Software Corp. (Software)	150	5,324
ProPetro Holding Corp.* (Energy Equipment & Services)	250	3,080
PROS Holdings, Inc.* (Software)	100	3,140
Proteostasis Therapeutics, Inc.* (Biotechnology)	375	1,215
Prothena Corp. PLC* (Biotechnology)	175	1,803
Proto Labs, Inc.* (Machinery)	75	8,458
Provident Financial Services, Inc. (Thrifts & Mortgage Finance)	200	4,826
PTC Therapeutics, Inc.* (Biotechnology)	150	5,148
Puma Biotechnology, Inc.* (Biotechnology)	100	2,035
Q2 Holdings, Inc.* (Software)	100	4,955
QTS Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	150	5,558

See accompanying notes to financial statements.

250 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Quad/Graphics, Inc. (Commercial Services & Supplies)	125	$1,540
Qualys, Inc.* (Software)	100	7,474
Quanex Building Products Corp. (Building Products)	150	2,039
Quantenna Communications, Inc.* (Communications Equipment)	150	2,153
Quidel Corp.* (Health Care Equipment & Supplies)	100	4,882
QuinStreet, Inc.* (Interactive Media & Services)	175	2,840
Quorum Health Corp.* (Health Care Providers & Services)	250	723
Quotient Technology, Inc.* (Internet & Direct Marketing Retail)	275	2,937
R. R. Donnelley & Sons Co. (Commercial Services & Supplies)	300	1,188
R1 RCM, Inc.* (Health Care Providers & Services)	375	2,981
Radian Group, Inc. (Thrifts & Mortgage Finance)	625	10,224
Radiant Logistics, Inc.* (Air Freight & Logistics)	325	1,381
Radius Health, Inc.* (Biotechnology)	125	2,061
RadNet, Inc.* (Health Care Providers & Services)	175	1,780
Rambus, Inc.* (Semiconductors & Semiconductor Equipment)	350	2,685
Rapid7, Inc.* (Software)	125	3,895
Raven Industries, Inc. (Industrial Conglomerates)	125	4,524
Rayonier Advanced Materials, Inc. (Chemicals)	200	2,130
Red Rock Resorts, Inc.—Class A (Hotels, Restaurants & Leisure)	200	4,062
Redfin Corp.* (Real Estate Management & Development)	225	3,240
Redwood Trust, Inc. (Mortgage Real Estate Investment Trusts)	250	3,768
Regenxbio, Inc.* (Biotechnology)	100	4,195
Regis Corp.* (Diversified Consumer Services)	150	2,543
Remark Holdings, Inc.* (Internet & Direct Marketing Retail)	250	303
Renasant Corp. (Banks)	150	4,527
Renewable Energy Group, Inc.* (Oil, Gas & Consumable Fuels)	150	3,855
Rent-A-Center, Inc.* (Specialty Retail)	175	2,833
Repligen Corp.* (Biotechnology)	125	6,592
Republic First Bancorp, Inc.* (Banks)	225	1,343
Resources Connection, Inc. (Professional Services)	125	1,775
Retail Opportunity Investments Corp. (Equity Real Estate Investment Trusts)	325	5,161
Retrophin, Inc.* (Biotechnology)	125	2,829
REV Group, Inc. (Machinery)	125	939
Revance Therapeutics, Inc.* (Pharmaceuticals)	125	2,516
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts)	250	7,367
Rexnord Corp.* (Machinery)	300	6,885
Ribbon Communications, Inc.* (Communications Equipment)	275	1,326
Rigel Pharmaceuticals, Inc.* (Biotechnology)	700	1,610
Ring Energy, Inc.* (Oil, Gas & Consumable Fuels)	225	1,143
Rite Aid Corp.* (Food & Staples Retailing)	3,200	2,267
RLI Corp. (Insurance)	125	8,624
RLJ Lodging Trust (Equity Real Estate Investment Trusts)	500	8,199
Rockwell Medical, Inc.* (Health Care Equipment & Supplies)	300	678
Roku, Inc.* (Household Durables)	125	3,830
Rowan Cos. PLC*—Class A (Energy Equipment & Services)	400	3,355
RPT Realty (Equity Real Estate Investment Trusts)	275	3,286
RTI Surgical, Inc.* (Health Care Equipment & Supplies)	350	1,295
RTW Retailwinds, Inc.* (Specialty Retail)	275	778
Rudolph Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	100	2,047
Rush Enterprises, Inc.—Class A (Trading Companies & Distributors)	100	3,448
Ruth’s Hospitality Group, Inc. (Hotels, Restaurants & Leisure)	100	2,273
Ryman Hospitality Properties, Inc.—Class I (Equity Real Estate Investment Trusts)	125	8,335
S&T Bancorp, Inc. (Banks)	100	3,784
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	500	8,239
Safe Bulkers, Inc.* (Marine)	375	668
Saia, Inc.* (Road & Rail)	75	4,187
SailPoint Technologies Holding, Inc.* (Software)	125	2,936
Sally Beauty Holdings, Inc.* (Specialty Retail)	375	6,394
Sanchez Energy Corp.* (Oil, Gas & Consumable Fuels)	425	115
SandRidge Energy, Inc.* (Oil, Gas & Consumable Fuels)	125	951
Sandy Spring Bancorp, Inc. (Banks)	100	3,134
Sangamo BioSciences, Inc.* (Biotechnology)	325	3,731
Sanmina Corp.* (Electronic Equipment, Instruments & Components)	200	4,812
Savara, Inc.* (Biotechnology)	150	1,136
ScanSource, Inc.* (Electronic Equipment, Instruments & Components)	75	2,579
Schnitzer Steel Industries, Inc.—Class A (Metals & Mining)	100	2,155
Scholastic Corp. (Media)	100	4,026
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	100	2,505
Science Applications International Corp. (IT Services)	125	7,963
Scientific Games Corp.*—Class A (Hotels, Restaurants & Leisure)	150	2,682
Scorpio Bulkers, Inc. (Marine)	275	1,520
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	1,075	1,892
Seacoast Banking Corp. of Florida* (Banks)	150	3,903
SeaWorld Entertainment, Inc.* (Hotels, Restaurants & Leisure)	175	3,866
Select Energy Services, Inc.* (Energy Equipment & Services)	175	1,106
Select Medical Holdings Corp.* (Health Care Providers & Services)	325	4,989
Selective Insurance Group, Inc. (Insurance)	175	10,665
SemGroup Corp.—Class A (Oil, Gas & Consumable Fuels)	250	3,445
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	175	8,027
Senseonics Holdings, Inc.* (Health Care Equipment & Supplies)	350	907

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 251

Common Stocks, continued

	Shares	Value
Sensient Technologies Corp. (Chemicals)	125	$6,981
Seritage Growth Properties—Class A (Equity Real Estate Investment Trusts)	100	3,233
ServiceSource International, Inc.* (IT Services)	425	459
ServisFirst Bancshares, Inc. (Banks)	150	4,781
Shake Shack, Inc.*—Class A (Hotels, Restaurants & Leisure)	75	3,407
Shenandoah Telecommunications Co. (Wireless Telecommunication Services)	150	6,637
Ship Finance International, Ltd. (Oil, Gas & Consumable Fuels)	275	2,896
Shutterfly, Inc.* (Internet & Direct Marketing Retail)	100	4,026
SIGA Technologies, Inc.* (Pharmaceuticals)	275	2,173
Signet Jewelers, Ltd. (Specialty Retail)	175	5,560
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	125	9,850
Simmons First National Corp.—Class A (Banks)	275	6,636
Simply Good Foods Co. (The)* (Food Products)	225	4,253
Simpson Manufacturing Co., Inc. (Building Products)	125	6,766
Sinclair Broadcast Group, Inc.—Class A (Media)	225	5,926
Siteone Landscape Supply, Inc.* (Trading Companies & Distributors)	125	6,909
SkyWest, Inc. (Airlines)	150	6,671
Sleep Number Corp.* (Specialty Retail)	125	3,966
Solaris Oilfield Infrastructure, Inc. (Energy Equipment & Services)	125	1,511
Sorrento Therapeutics, Inc.* (Biotechnology)	375	900
Sotheby’s*—Class A (Diversified Consumer Services)	125	4,968
South Jersey Industries, Inc. (Gas Utilities)	250	6,950
South State Corp. (Banks)	100	5,995
Southside Bancshares, Inc. (Banks)	100	3,175
Southwest Gas Corp. (Gas Utilities)	125	9,563
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	1,700	5,796
Spark Therapeutics, Inc.* (Biotechnology)	100	3,914
Spartan Motors, Inc. (Machinery)	150	1,085
SpartanNash Co. (Food & Staples Retailing)	125	2,148
Spectrum Pharmaceuticals, Inc.* (Biotechnology)	300	2,625
Spire, Inc. (Gas Utilities)	150	11,112
Spirit Airlines, Inc.* (Airlines)	200	11,583
Spirit MTA REIT (Equity Real Estate Investment Trusts)	200	1,426
Sportsman’s Warehouse Holdings, Inc.* (Specialty Retail)	250	1,095
SPX Corp.* (Machinery)	125	3,501
SPX FLOW, Inc.* (Machinery)	125	3,803
SRC Energy, Inc.* (Oil, Gas & Consumable Fuels)	725	3,408
STAAR Surgical Co.* (Health Care Equipment & Supplies)	125	3,989
STAG Industrial, Inc. (Equity Real Estate Investment Trusts)	275	6,842
Steelcase, Inc.—Class A (Commercial Services & Supplies)	275	4,078
Stemline Therapeutics, Inc.* (Biotechnology)	125	1,188
Sterling Construction Co., Inc.* (Construction & Engineering)	125	1,361
Steven Madden, Ltd. (Textiles, Apparel & Luxury Goods)	250	7,565
Stifel Financial Corp. (Capital Markets)	200	8,283
Stoneridge, Inc.* (Auto Components)	100	2,465
Stratasys, Ltd.* (Technology Hardware, Storage & Peripherals)	175	3,152
Summit Hotel Properties, Inc. (Equity Real Estate Investment Trusts)	325	3,162
Summit Materials, Inc.*—Class A (Construction Materials)	325	4,030
Sun Hydraulics Corp. (Machinery)	100	3,319
SunCoke Energy, Inc.* (Metals & Mining)	225	1,924
SunPower Corp.* (Semiconductors & Semiconductor Equipment)	275	1,367
Sunrun, Inc.* (Electrical Equipment)	300	3,267
Sunstone Hotel Investors, Inc. (Equity Real Estate Investment Trusts)	650	8,456
Superior Energy Services, Inc.* (Energy Equipment & Services)	500	1,675
Superior Industries International, Inc. (Auto Components)	100	481
Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	150	4,982
Sykes Enterprises, Inc.* (IT Services)	125	3,091
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	100	3,721
Syneos Health, Inc.* (Life Sciences Tools & Services)	175	6,885
SYNNEX Corp. (Electronic Equipment, Instruments & Components)	75	6,063
Syros Pharmaceuticals, Inc.* (Biotechnology)	150	836
T2 Biosystems, Inc.* (Biotechnology)	175	527
Tahoe Resources, Inc.* (Metals & Mining)	1,000	3,650
Tailored Brands, Inc. (Specialty Retail)	150	2,046
Tandem Diabetes Care, Inc.* (Health Care Equipment & Supplies)	150	5,696
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts)	275	5,561
Taylor Morrison Home Corp.*—Class A (Household Durables)	325	5,167
Team, Inc.* (Commercial Services & Supplies)	125	1,831
Tech Data Corp.* (Electronic Equipment, Instruments & Components)	100	8,180
Teekay Corp. (Oil, Gas & Consumable Fuels)	300	1,002
Teekay Tankers, Ltd.—Class A (Oil, Gas & Consumable Fuels)	1,225	1,137
TEGNA, Inc. (Media)	650	7,065
Teladoc, Inc.* (Health Care Technology)	175	8,675
Telaria, Inc.* (Software)	325	887
Telenav, Inc.* (Software)	225	914
Teligent, Inc.* (Pharmaceuticals)	350	480
Tellurian, Inc.* (Oil, Gas & Consumable Fuels)	300	2,085
Tenet Healthcare Corp.* (Health Care Providers & Services)	250	4,285
Tenneco, Inc. (Auto Components)	150	4,109
Terraform Power, Inc.—Class A (Independent Power and Renewable Electricity Producers)	275	3,086
Terreno Realty Corp. (Equity Real Estate Investment Trusts)	175	6,155
Tetra Tech, Inc. (Commercial Services & Supplies)	150	7,766
TETRA Technologies, Inc.* (Energy Equipment & Services)	525	882
Tetraphase Pharmaceuticals, Inc.* (Pharmaceuticals)	350	396
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	200	11,939
Textainer Group Holdings, Ltd.* (Trading Companies & Distributors)	125	1,245

See accompanying notes to financial statements.

252 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
TG Therapeutics, Inc.* (Biotechnology)	225	$923
The Andersons, Inc. (Food & Staples Retailing)	100	2,989
The Bancorp, Inc.* (Banks)	225	1,791
The Brink’s Co. (Commercial Services & Supplies)	150	9,697
The Buckle, Inc. (Specialty Retail)	100	1,934
The Cheesecake Factory, Inc. (Hotels, Restaurants & Leisure)	125	5,439
The E.W. Scripps Co.—Class A (Media)	175	2,753
The Ensign Group, Inc. (Health Care Providers & Services)	150	5,819
The GEO Group, Inc. (Equity Real Estate Investment Trusts)	350	6,895
The Greenbrier Cos., Inc. (Machinery)	100	3,954
The Hackett Group, Inc. (IT Services)	125	2,001
The KEYW Holding Corp.* (Aerospace & Defense)	225	1,505
The Manitowoc Co., Inc.* (Machinery)	125	1,846
The Medicines Co.* (Pharmaceuticals)	200	3,828
The Meet Group, Inc.* (Interactive Media & Services)	400	1,852
The New York Times Co.—Class A (Media)	375	8,358
The St Joe Co.* (Real Estate Management & Development)	150	1,976
TherapeuticsMD, Inc.* (Pharmaceuticals)	575	2,191
Theravance Biopharma, Inc.* (Pharmaceuticals)	150	3,839
Thermon Group Holdings, Inc.* (Electrical Equipment)	125	2,535
Third Point Reinsurance, Ltd.* (Insurance)	275	2,651
Tier REIT, Inc. (Equity Real Estate Investment Trusts)	150	3,095
Tile Shop Holdings, Inc. (Specialty Retail)	225	1,233
TimkenSteel Corp.* (Metals & Mining)	150	1,311
Tiptree Financial, Inc.—Class A (Insurance)	200	1,118
Titan International, Inc. (Machinery)	200	932
Tivity Health, Inc.* (Health Care Providers & Services)	125	3,101
TiVo Corp. (Software)	375	3,529
TopBuild Corp.* (Household Durables)	100	4,500
TowneBank (Banks)	200	4,790
TPG RE Finance Trust, Inc.—Class T (Mortgage Real Estate Investment Trusts)	125	2,285
Trade Desk, Inc. (The)* (Software)	100	11,605
TransEnterix, Inc.* (Health Care Equipment & Supplies)	625	1,413
Travelport Worldwide, Ltd. (IT Services)	375	5,858
Tredegar Corp. (Chemicals)	100	1,586
Trex Co., Inc.* (Building Products)	175	10,387
TRI Pointe Group, Inc.* (Household Durables)	450	4,918
TriMas Corp.* (Machinery)	150	4,094
TriNet Group, Inc.* (Professional Services)	125	5,244
Trinseo SA (Chemicals)	125	5,723
Triton International, Ltd./Bermuda (Trading Companies & Distributors)	175	5,437
Triumph Group, Inc. (Aerospace & Defense)	175	2,013
Tronox, Ltd.—Class A (Chemicals)	300	2,334
TrueBlue, Inc.* (Professional Services)	150	3,338
TrueCar, Inc.* (Interactive Media & Services)	325	2,945
TrustCo Bank Corp. (Thrifts & Mortgage Finance)	350	2,401
Trustmark Corp. (Banks)	200	5,686
TTM Technologies, Inc.* (Electronic Equipment, Instruments & Components)	300	2,919
Tupperware Brands Corp. (Household Durables)	150	4,736
Tutor Perini Corp.* (Construction & Engineering)	150	2,396
Tyme Technologies, Inc.* (Biotechnology)	350	1,292
U.S. Silica Holdings, Inc. (Energy Equipment & Services)	225	2,291
Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	150	1,271
Ultra Petroleum Corp.* (Oil, Gas & Consumable Fuels)	825	627
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	125	5,434
UMB Financial Corp. (Banks)	125	7,621
UMH Properties, Inc. (Equity Real Estate Investment Trusts)	150	1,776
Union Bankshares Corp. (Banks)	200	5,646
Unisys Corp.* (IT Services)	200	2,326
Unit Corp.* (Energy Equipment & Services)	175	2,499
United Bankshares, Inc. (Banks)	275	8,554
United Community Banks, Inc. (Banks)	225	4,829
United Community Financial Corp. (Thrifts & Mortgage Finance)	200	1,770
United Financial Bancorp, Inc. (Thrifts & Mortgage Finance)	175	2,573
United Natural Foods, Inc.* (Food & Staples Retailing)	150	1,589
Universal Corp. (Tobacco)	75	4,062
Universal Forest Products, Inc. (Building Products)	175	4,543
Universal Insurance Holdings, Inc. (Insurance)	100	3,792
Univest Corp. of Pennsylvania (Banks)	100	2,157
Uranium Energy Corp.* (Oil, Gas & Consumable Fuels)	950	1,188
Urban Edge Properties (Equity Real Estate Investment Trusts)	325	5,402
Urstadt Biddle Properties, Inc.—Class A (Equity Real Estate Investment Trusts)	125	2,403
USA Technologies, Inc.* (Technology Hardware, Storage & Peripherals)	200	778
Valhi, Inc. (Chemicals)	225	434
Valley National Bancorp (Banks)	900	7,991
Vanda Pharmaceuticals, Inc.* (Biotechnology)	175	4,573
Varex Imaging Corp.* (Health Care Equipment & Supplies)	125	2,960
Varonis Systems, Inc.* (Software)	75	3,968
Vector Group, Ltd. (Tobacco)	300	2,919
Veeco Instruments, Inc.* (Semiconductors & Semiconductor Equipment)	175	1,297
Veracyte, Inc.* (Biotechnology)	150	1,887
Verastem, Inc.* (Biotechnology)	250	840
Vericel Corp.* (Biotechnology)	175	3,045
Verint Systems, Inc.* (Software)	175	7,404
Verso Corp.*—Class A (Paper & Forest Products)	125	2,800
ViaSat, Inc.* (Communications Equipment)	150	8,842
Viavi Solutions, Inc.* (Communications Equipment)	675	6,784
ViewRay, Inc.* (Health Care Equipment & Supplies)	250	1,518
Viking Therapeutics, Inc.* (Biotechnology)	200	1,530
VirnetX Holding Corp.* (Software)	400	960
Virtusa Corp.* (IT Services)	100	4,259
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	375	6,753
Vista Outdoor, Inc.* (Leisure Products)	200	2,270
Vital Therapies, Inc.* (Biotechnology)	225	42
Vivint Solar, Inc.* (Electrical Equipment)	250	953
Vocera Communications, Inc.* (Health Care Technology)	100	3,935

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 253

Common Stocks, continued

	Shares	Value
Vonage Holdings Corp.* (Diversified Telecommunication Services)	650	$5,674
W&T Offshore, Inc.* (Oil, Gas & Consumable Fuels)	375	1,545
Wabash National Corp. (Machinery)	200	2,616
Waddell & Reed Financial, Inc.—Class A (Capital Markets)	250	4,520
WageWorks, Inc.* (Professional Services)	125	3,395
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	75	3,244
Warrior Met Coal, Inc. (Metals & Mining)	125	3,014
Washington Federal, Inc. (Thrifts & Mortgage Finance)	250	6,677
Washington Prime Group, Inc. (Equity Real Estate Investment Trusts)	600	2,916
Washington Real Estate Investment Trust (Equity Real Estate Investment Trusts)	225	5,175
Waterstone Financial, Inc. (Thrifts & Mortgage Finance)	125	2,095
Watts Water Technologies, Inc.—Class A (Machinery)	75	4,840
Weight Watchers International, Inc.* (Diversified Consumer Services)	100	3,855
Werner Enterprises, Inc. (Road & Rail)	150	4,430
WesBanco, Inc. (Banks)	125	4,586
Wesco Aircraft Holdings, Inc.* (Aerospace & Defense)	225	1,778
Westamerica Bancorp (Banks)	75	4,176
Western Asset Mortgage Capital Corp. (Mortgage Real Estate Investment Trusts)	175	1,460
Western New England BanCorp, Inc. (Thrifts & Mortgage Finance)	150	1,506
Whitestone REIT (Equity Real Estate Investment Trusts)	175	2,146
WideOpenWest, Inc.* (Media)	175	1,248
Wildhorse Resource Development Corp.* (Oil, Gas & Consumable Fuels)	100	1,411
William Lyon Homes*—Class A (Household Durables)	125	1,336
Willscot Corp.* (Construction & Engineering)	150	1,413
Windstream Holdings, Inc.* (Diversified Telecommunication Services)	250	523
Wingstop, Inc. (Hotels, Restaurants & Leisure)	100	6,419
Winnebago Industries, Inc. (Automobiles)	100	2,421
WisdomTree Investments, Inc. (Capital Markets)	400	2,660
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	275	8,770
Woodward, Inc. (Machinery)	150	11,143
Workiva, Inc.* (Software)	100	3,589
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	225	4,816
World Wrestling Entertainment, Inc.—Class A (Entertainment)	125	9,339
Worthington Industries, Inc. (Metals & Mining)	125	4,355
Wright Medical Group N.V.* (Health Care Equipment & Supplies)	300	8,165
WSFS Financial Corp. (Thrifts & Mortgage Finance)	100	3,791
Xencor, Inc.* (Biotechnology)	150	5,423
Xenia Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	325	5,590
Xperi Corp. (Semiconductors & Semiconductor Equipment)	175	3,218
Yelp, Inc.* (Interactive Media & Services)	225	7,872
Yext, Inc.* (Software)	250	3,713
YRC Worldwide, Inc.* (Road & Rail)	175	551
ZAGG, Inc.* (Household Durables)	125	1,223
Zion Oil & Gas, Inc.* (Oil, Gas & Consumable Fuels)	400	167
ZIOPHARM Oncology, Inc.* (Biotechnology)	625	1,169
ZixCorp.* (Software)	300	1,719
Zogenix, Inc.* (Pharmaceuticals)	100	3,646
Zomedica Pharmaceuticals Corp.* (Pharmaceuticals)	550	677
TOTAL COMMON STOCKS (Cost $4,009,741)		4,531,117

Contingent Right(NM)
A. Schulman, Inc.*^+(a) (Chemicals)	100	200
TOTAL CONTINGENT RIGHT (Cost $200)		200

Trust (0.0%)

	Interest Units	Value
Ferroglobe Representation and Warranty Insurance^+ (Metals & Mining)	250	$—
TOTAL TRUST (Cost $—)		—

Repurchase Agreements(b)(c) (56.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $5,776,867	$5,776,000	$5,776,000
TOTAL REPURCHASE AGREEMENTS (Cost $5,776,000)		5,776,000
TOTAL INVESTMENT SECURITIES (Cost $9,785,941)—100.1%		10,307,317
Net other assets (liabilities)—(0.1)%		(4,784)
NET ASSETS—100.0%		$10,302,533

*                 Non-income producing security.

^                  The Advisor has deemed these securities to be illiquid. As of December 31, 2018, these securities represented less than 0.005% of the net assets of the Fund.

+                 These securities were fair valued based on procedures approved by the Board of Trustees. As of December 31, 2018, these securities represented less than 0.005% of the net assets of the Fund.

(a)         No explicit expiration date, expiration is subject to contingencies. In August 2018, LyondellBasell Industries N.V. completed an acquisition of 100% of A. Schulman, Inc. in exchange for cash and a contingent right per share acquired. Rights entitle the Fund to certain net proceeds, if any, that are recovered from ongoing litigation and government investigations related to past acquisitions made by A. Schulman, Inc.

(b)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $752,000.

(c)          The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

254 :: ProFund VP Small-Cap :: Financial Statements

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini Russell 2000 Index Futures Contracts	3	3/18/19	$202,440	$(16,521)

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Russell 2000 Index	Goldman Sachs International	1/28/19	2.67%	$2,772,339	$35,348
Russell 2000 Index	UBS AG	1/28/19	2.42%	2,755,257	36,472
				$5,527,596	$71,820

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

ProFund VP Small-Cap invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Aerospace & Defense	$56,939	0.6%
Air Freight & Logistics	17,168	0.2%
Airlines	22,216	0.2%
Auto Components	48,400	0.5%
Automobiles	2,421	NM
Banks	376,009	3.8%
Beverages	2,580	NM
Biotechnology	295,955	2.9%
Building Products	57,027	0.6%
Capital Markets	52,691	0.5%
Chemicals	85,300	0.9%
Commercial Services & Supplies	117,902	1.1%
Communications Equipment	87,774	0.9%
Construction & Engineering	52,110	0.5%
Construction Materials	4,030	NM
Consumer Finance	31,243	0.3%
Containers & Packaging	4,672	NM
Distributors	3,488	NM
Diversified Consumer Services	40,450	0.4%
Diversified Financial Services	10,653	0.1%
Diversified Telecommunication Services	27,528	0.3%
Electric Utilities	64,567	0.6%
Electrical Equipment	34,837	0.3%
Electronic Equipment, Instruments & Components	110,989	1.1%
Energy Equipment & Services	58,537	0.6%
Entertainment	29,701	0.3%
Equity Real Estate Investment Trusts	327,581	3.1%
Food & Staples Retailing	18,673	0.2%
Food Products	35,720	0.3%
Gas Utilities	57,028	0.6%
Health Care Equipment & Supplies	168,898	1.6%
Health Care Providers & Services	88,903	0.9%
Health Care Technology	56,848	0.6%
Hotels, Restaurants & Leisure	114,307	1.1%
Household Durables	70,010	0.7%
Household Products	3,906	NM
Independent Power and Renewable Electricity Producers	21,316	0.2%
Industrial Conglomerates	4,524	NM
Insurance	108,713	1.1%
Interactive Media & Services	29,379	0.3%
Internet & Direct Marketing Retail	40,369	0.4%
IT Services	108,177	1.1%
Leisure Products	13,428	0.1%
Life Sciences Tools & Services	29,628	0.3%
Machinery	153,439	1.5%
Marine	8,556	0.1%
Media	79,111	0.7%
Metals & Mining	55,304	0.5%
Mortgage Real Estate Investment Trusts	67,018	0.7%
Multiline Retail	14,788	0.1%
Multi-Utilities	25,767	0.3%
Oil, Gas & Consumable Fuels	119,499	1.1%
Paper & Forest Products	19,194	0.2%
Personal Products	5,603	0.1%
Pharmaceuticals	97,180	0.9%
Professional Services	62,963	0.6%
Real Estate Management & Development	16,174	0.2%
Road & Rail	25,331	0.2%
Semiconductors & Semiconductor Equipment	143,389	1.3%
Software	257,990	2.4%
Specialty Retail	127,397	1.3%
Technology Hardware, Storage & Peripherals	17,321	0.2%
Textiles, Apparel & Luxury Goods	40,821	0.4%
Thrifts & Mortgage Finance	107,349	1.0%
Tobacco	8,786	0.1%
Trading Companies & Distributors	59,099	0.6%
Water Utilities	13,853	0.1%
Wireless Telecommunication Services	12,790	0.1%
Other**	5,771,216	56.0%
Total	$10,302,533	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM         Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 255

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$9,785,941
Securities, at value	4,531,317
Repurchase agreements, at value	5,776,000
Total Investment Securities, at value	10,307,317
Cash	429
Segregated cash balances with brokers	11,715
Segregated cash balances with custodian	938
Dividends and interest receivable	7,399
Unrealized appreciation on swap agreements	71,820
Receivable for capital shares issued	206
Receivable for investments sold	10,442
Variation margin on futures contracts	1,305
Prepaid expenses	48
TOTAL ASSETS	10,411,619
LIABILITIES:
Payable for investments purchased	245
Payable for capital shares redeemed	69,462
Advisory fees payable	7,879
Management services fees payable	1,050
Administration fees payable	838
Administrative services fees payable	8,400
Distribution fees payable	9,196
Transfer agency fees payable	651
Fund accounting fees payable	825
Compliance services fees payable	86
Other accrued expenses	10,454
TOTAL LIABILITIES	109,086
NET ASSETS	$10,302,533
NET ASSETS CONSIST OF:
Capital	$10,689,762
Total distributable earnings (loss)	(387,229)
NET ASSETS	$10,302,533
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	359,760
Net Asset Value (offering and redemption price per share)	$28.64

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$67,925
Interest	163,588
Foreign tax withholding	(8)
TOTAL INVESTMENT INCOME	231,505
EXPENSES:
Advisory fees	109,913
Management services fees	14,655
Administration fees	8,480
Transfer agency fees	8,281
Administrative services fees	32,984
Distribution fees	36,638
Custody fees	2,186
Fund accounting fees	13,496
Trustee fees	393
Compliance services fees	194
Other fees	13,293
Recoupment of prior expenses reduced by the Advisor	17,244
Total Gross Expenses before reductions	257,757
Expenses reimbursed by third parties	(11,552)
TOTAL NET EXPENSES	246,205
NET INVESTMENT INCOME (LOSS)	(14,700)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	483,231
Net realized gains (losses) on futures contracts	82,897
Net realized gains (losses) on swap agreements	(1,494,289)
Change in net unrealized appreciation/depreciation on investment securities	(1,134,069)
Change in net unrealized appreciation/depreciation on futures contracts	(39,222)
Change in net unrealized appreciation/depreciation on swap agreements	108,134
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,993,318)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,008,018)

See accompanying notes to financial statements.

256 :: ProFund VP Small-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(14,700)	$(124,119)
Net realized gains (losses) on investments	(928,161)	1,054,631
Change in net unrealized appreciation/depreciation on investments	(1,065,157)	538,201
Change in net assets resulting from operations	(2,008,018)	1,468,713
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(955,188)	(1,491,113)
Change in net assets resulting from distributions	(955,188)	(1,491,113)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	19,114,595	12,723,905
Distributions reinvested	955,188	1,491,113
Value of shares redeemed	(20,995,541)	(21,226,311)
Change in net assets resulting from capital transactions	(925,758)	(7,011,293)
Change in net assets	(3,888,964)	(7,033,693)
NET ASSETS:
Beginning of period	14,191,497	21,225,190
End of period	$10,302,533	$14,191,497
SHARE TRANSACTIONS:
Issued	543,142	355,642
Reinvested	26,459	43,108
Redeemed	(614,970)	(594,479)
Change in shares	(45,369)	(195,729)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Small-Cap :: 257

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$35.03	$35.32	$29.58	$32.16	$39.81

Investment Activities:
Net investment income (loss)(a)	(0.04)	(0.29)	(0.29)	(0.39)	(0.39)
Net realized and unrealized gains (losses) on investments	(3.99)	4.63	6.03	(1.50)	0.95
Total income (loss) from investment activities	(4.03)	4.34	5.74	(1.89)	0.56

Distributions to Shareholders From:
Net realized gains on investments	(2.36)	(4.63)	—	(0.69)	(8.21)

Net Asset Value, End of Period	$28.64	$35.03	$35.32	$29.58	$32.16

Total Return	(12.89)%	12.43%	19.44%	(6.02)%	2.48%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.72%	1.76%	1.79%	1.80%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.10)%	(0.81)%	(0.94)%	(1.22)%	(1.12)%

Supplemental Data:
Net assets, end of period (000’s)	$10,303	$14,191	$21,225	$12,666	$14,932
Portfolio turnover rate(b)	18%	12%	14%	57%	16%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

258 :: ProFund VP Small-Cap Growth :: Management Discussion of Fund Performance

ProFund VP Small-Cap Growth seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Growth Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -5.75%. For the same period, the Index had a total return of -4.05%(1) and a volatility of 18.74%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600® that have been identified as being on the growth end of the growth-value spectrum. Securities are selected for inclusion in the Index by an S&P committee through a process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Growth from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Small-Cap Growth	-5.75%	5.76%	12.88%
S&P SmallCap 600® Growth Index	-4.05%	7.51%	14.86%

Expense Ratios**

Fund	Gross	Net
ProFund VP Small-Cap Growth	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
First Financial Bankshares, Inc.	1.1%
Green Dot Corp.	1.1%
Glacier Bancorp, Inc.	1.0%
EastGroup Properties, Inc.	1.0%
Amedisys, Inc.	0.9%

S&P SmallCap 600® Growth Index — Composition

% of Index
Health Care	18%
Industrials	18%
Financials	17%
Consumer Discretionary	14%
Information Technology	14%
Real Estate	7%
Materials	3%
Consumer Staples	3%
Utilities	2%
Energy	2%
Communication Services	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Small-Cap Growth :: 259

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (99.6%)

	Shares	Value
3D Systems Corp.* (Technology Hardware, Storage & Peripherals)	6,438	$65,474
8x8, Inc.* (Software)	5,328	96,117
AAON, Inc. (Building Products)	1,554	54,483
AAR Corp. (Aerospace & Defense)	888	33,158
Acadia Realty Trust (Equity Real Estate Investment Trusts)	2,664	63,297
Acorda Therapeutics, Inc.* (Biotechnology)	1,110	17,294
Actuant Corp.—Class A (Machinery)	1,776	37,278
Addus Homecare Corp.* (Health Care Providers & Services)	666	45,208
Advanced Energy Industries, Inc.* (Semiconductors & Semiconductor Equipment)	888	38,122
Aerojet Rocketdyne Holdings, Inc.* (Aerospace & Defense)	3,996	140,778
Aerovironment, Inc.* (Aerospace & Defense)	1,110	75,425
Agilysys, Inc.* (Software)	888	12,734
Agree Realty Corp. (Equity Real Estate Investment Trusts)	1,998	118,121
AK Steel Holding Corp.* (Metals & Mining)	10,656	23,976
Akorn, Inc.* (Pharmaceuticals)	1,998	6,773
Alarm.com Holdings, Inc.* (Software)	1,110	57,576
Albany International Corp.—Class A (Machinery)	1,554	97,016
Allegiant Travel Co. (Airlines)	666	66,747
Amedisys, Inc.* (Health Care Providers & Services)	1,554	181,988
American Assets Trust, Inc. (Equity Real Estate Investment Trusts)	1,110	44,589
American Equity Investment Life Holding Co. (Insurance)	2,442	68,229
American Public Education, Inc.* (Diversified Consumer Services)	888	25,272
American States Water Co. (Water Utilities)	1,332	89,297
AMERISAFE, Inc. (Insurance)	666	37,756
AMN Healthcare Services, Inc.* (Health Care Providers & Services)	2,664	150,942
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	1,998	39,760
AngioDynamics, Inc.* (Health Care Equipment & Supplies)	1,998	40,220
ANI Pharmaceuticals, Inc.* (Pharmaceuticals)	444	19,989
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	1,110	59,873
Archrock, Inc. (Energy Equipment & Services)	7,326	54,872
Armada Hoffler Properties, Inc. (Equity Real Estate Investment Trusts)	2,664	37,456
ARMOUR Residential REIT, Inc. (Mortgage Real Estate Investment Trusts)	1,332	27,306
Asbury Automotive Group, Inc.* (Specialty Retail)	444	29,597
Ascena Retail Group, Inc.* (Specialty Retail)	9,768	24,518
ATN International, Inc. (Diversified Telecommunication Services)	666	47,639
Avista Corp. (Multi-Utilities)	1,776	75,444
Avon Products, Inc.* (Personal Products)	24,642	37,456
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	888	15,806
Axon Enterprise, Inc.* (Aerospace & Defense)	3,330	145,687
Axos Financial, Inc.*—Class I (Thrifts & Mortgage Finance)	1,554	39,130
AZZ, Inc. (Electrical Equipment)	1,110	44,799
B&G Foods, Inc.—Class A (Food Products)	2,442	70,598
Badger Meter, Inc. (Electronic Equipment, Instruments & Components)	888	43,698
Balchem Corp. (Chemicals)	888	69,575
Barnes Group, Inc. (Machinery)	1,110	59,518
Belmond, Ltd.* (Hotels, Restaurants & Leisure)	5,106	127,803
BioTelemetry, Inc.* (Health Care Providers & Services)	1,776	106,063
BJ’s Restaurants, Inc. (Hotels, Restaurants & Leisure)	1,110	56,133
Blucora, Inc.* (Capital Markets)	2,664	70,969
Bonanza Creek Energy, Inc.* (Oil, Gas & Consumable Fuels)	444	9,177
Bottomline Technologies, Inc.* (Software)	1,998	95,904
Brady Corp.—Class A (Commercial Services & Supplies)	1,776	77,185
Brookline Bancorp, Inc. (Banks)	2,442	33,748
Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	3,996	104,615
Cabot Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,554	148,174
CalAmp Corp.* (Communications Equipment)	1,110	14,441
Calavo Growers, Inc. (Food Products)	666	48,591
California Water Service Group (Water Utilities)	1,554	74,064
Callaway Golf Co. (Leisure Products)	3,330	50,949
Cal-Maine Foods, Inc. (Food Products)	666	28,172
Cambrex Corp.* (Life Sciences Tools & Services)	1,332	50,296
Cardtronics PLC*—Class A (IT Services)	1,998	51,948
Career Education Corp.* (Diversified Consumer Services)	3,996	45,634
CareTrust REIT, Inc. (Equity Real Estate Investment Trusts)	4,662	86,061
Carrizo Oil & Gas, Inc.* (Oil, Gas & Consumable Fuels)	4,662	52,634
Cavco Industries, Inc.* (Household Durables)	444	57,889
Central Pacific Financial Corp. (Banks)	888	21,623
CEVA, Inc.* (Semiconductors & Semiconductor Equipment)	444	9,808
Chart Industries, Inc.* (Machinery)	888	57,747
Chefs’ Warehouse, Inc.* (Food & Staples Retailing)	666	21,299
Chuy’s Holdings, Inc.* (Hotels, Restaurants & Leisure)	666	11,815
City Holding Co. (Banks)	888	60,020

See accompanying notes to financial statements.

260 :: ProFund VP Small-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares	Value
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	1,554	$70,256
Cohu, Inc. (Semiconductors & Semiconductor Equipment)	1,110	17,838
Comfort Systems USA, Inc. (Construction & Engineering)	1,110	48,485
Community Bank System, Inc. (Banks)	2,886	168,254
Community Health Systems, Inc.* (Health Care Providers & Services)	2,886	8,139
Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts)	888	25,601
Computer Programs & Systems, Inc. (Health Care Technology)	222	5,572
CONMED Corp. (Health Care Equipment & Supplies)	1,554	99,767
CONSOL Energy, Inc.* (Oil, Gas & Consumable Fuels)	666	21,119
Consolidated Communications Holdings, Inc. (Diversified Telecommunication Services)	2,220	21,934
Control4 Corp.* (Electronic Equipment, Instruments & Components)	888	15,629
Corcept Therapeutics, Inc.* (Pharmaceuticals)	5,772	77,114
CorVel Corp.* (Health Care Providers & Services)	444	27,404
Cray, Inc.* (Technology Hardware, Storage & Peripherals)	1,332	28,758
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	3,774	98,049
CryoLife, Inc.* (Health Care Equipment & Supplies)	1,998	56,703
CSG Systems International, Inc. (IT Services)	888	28,212
CTS Corp. (Electronic Equipment, Instruments & Components)	1,776	45,981
Cubic Corp. (Aerospace & Defense)	888	47,721
Cutera, Inc.* (Health Care Equipment & Supplies)	444	7,557
CVB Financial Corp. (Banks)	2,664	53,893
Cytokinetics, Inc.* (Biotechnology)	1,554	9,821
Dave & Buster’s Entertainment, Inc. (Hotels, Restaurants & Leisure)	2,220	98,923
Denbury Resources, Inc.* (Oil, Gas & Consumable Fuels)	25,752	44,036
DiamondRock Hospitality Co. (Equity Real Estate Investment Trusts)	7,326	66,520
Diebold, Inc. (Technology Hardware, Storage & Peripherals)	1,998	4,975
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)	888	59,798
Diodes, Inc.* (Semiconductors & Semiconductor Equipment)	1,110	35,809
Dorman Products, Inc.* (Auto Components)	1,554	139,892
DSP Group, Inc.* (Semiconductors & Semiconductor Equipment)	444	4,973
DSW, Inc.—Class A (Specialty Retail)	1,998	49,351
DXP Enterprises, Inc.* (Trading Companies & Distributors)	888	24,722
Eagle Pharmaceuticals, Inc.* (Biotechnology)	666	26,833
Easterly Government Properties, Inc. (Equity Real Estate Investment Trusts)	3,330	52,214
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	1,998	183,276
Ebix, Inc. (Software)	666	28,345
eHealth, Inc.* (Insurance)	888	34,117
El Paso Electric Co. (Electric Utilities)	1,110	55,644
El Pollo Locco Holdings, Inc.* (Hotels, Restaurants & Leisure)	1,332	20,206
Electro Scientific Industries, Inc.* (Electronic Equipment, Instruments & Components)	1,998	59,860
Emergent BioSolutions, Inc.* (Biotechnology)	1,554	92,121
Enanta Pharmaceuticals, Inc.* (Biotechnology)	888	62,897
Endo International PLC* (Pharmaceuticals)	11,100	81,030
Engility Holdings, Inc.* (Aerospace & Defense)	1,110	31,591
ePlus, Inc.* (Electronic Equipment, Instruments & Components)	444	31,599
Era Group, Inc.* (Energy Equipment & Services)	444	3,881
ESCO Technologies, Inc. (Machinery)	1,554	102,486
EVERTEC, Inc. (IT Services)	2,220	63,714
ExlService Holdings, Inc.* (IT Services)	888	46,727
Exponent, Inc. (Professional Services)	2,886	146,349
Extreme Networks, Inc.* (Communications Equipment)	3,330	20,313
Fabrinet* (Electronic Equipment, Instruments & Components)	1,332	68,345
FARO Technologies, Inc.* (Electronic Equipment, Instruments & Components)	444	18,044
Federal Signal Corp. (Machinery)	1,776	35,342
Fidelity Southern Corp. (Banks)	444	11,553
Fiesta Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	666	10,330
First BanCorp. (Banks)	6,216	53,458
First Financial Bankshares, Inc. (Banks)	3,774	217,721
First Midwest Bancorp, Inc. (Banks)	3,330	65,967
FirstCash, Inc. (Consumer Finance)	2,442	176,679
Forrester Research, Inc. (Professional Services)	666	29,770
Forward Air Corp. (Air Freight & Logistics)	1,110	60,884
Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts)	3,774	98,879
Fox Factory Holding Corp.* (Auto Components)	2,220	130,691
Franklin Electric Co., Inc. (Machinery)	2,220	95,194
FTI Consulting, Inc.* (Professional Services)	1,110	73,970
FutureFuel Corp. (Chemicals)	666	10,563
Gentherm, Inc.* (Auto Components)	1,332	53,253
Getty Realty Corp. (Equity Real Estate Investment Trusts)	1,110	32,645
Gibraltar Industries, Inc.* (Building Products)	1,110	39,505
Glacier Bancorp, Inc. (Banks)	4,662	184,708
Global Net Lease, Inc. (Equity Real Estate Investment Trusts)	1,776	31,293
Government Properties Income Trust (Equity Real Estate Investment Trusts)	5,772	39,654
Granite Point Mortgage Trust (Mortgage Real Estate Investment Trusts)	1,110	20,013
Great Western Bancorp, Inc. (Banks)	1,554	48,563
Green Dot Corp.*—Class A (Consumer Finance)	2,664	211,841
Greenhill & Co., Inc. (Capital Markets)	666	16,250
GUESS?, Inc. (Specialty Retail)	3,108	64,553

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Growth :: 261

Common Stocks, continued

	Shares	Value
Harmonic, Inc.* (Communications Equipment)	4,884	$23,052
Harsco Corp.* (Machinery)	4,440	88,178
Hawaiian Holdings, Inc. (Airlines)	1,332	35,178
Hawkins, Inc. (Chemicals)	444	18,182
HCI Group, Inc. (Insurance)	444	22,560
HealthStream, Inc. (Health Care Technology)	888	21,445
Heartland Express, Inc. (Road & Rail)	1,554	28,438
Heidrick & Struggles International, Inc. (Professional Services)	666	20,773
Heritage Financial Corp. (Banks)	1,110	32,989
Heska Corp.* (Health Care Equipment & Supplies)	444	38,228
HFF, Inc.—Class A (Real Estate Management & Development)	888	29,446
HighPoint Resources Corp.* (Oil, Gas & Consumable Fuels)	6,216	15,478
Hillenbrand, Inc. (Machinery)	1,554	58,943
HMS Holdings Corp.* (Health Care Technology)	4,662	131,142
HomeStreet, Inc.* (Thrifts & Mortgage Finance)	666	14,139
Hub Group, Inc.*—Class A (Air Freight & Logistics)	888	32,918
Independent Bank Corp. (Banks)	1,554	109,262
Ingevity Corp.* (Chemicals)	1,332	111,475
Innospec, Inc. (Chemicals)	1,332	82,264
Innoviva, Inc.* (Pharmaceuticals)	3,774	65,856
Insteel Industries, Inc. (Building Products)	666	16,170
Integer Holdings Corp.* (Health Care Equipment & Supplies)	1,554	118,508
Inter Parfums, Inc. (Personal Products)	888	58,226
Investment Technology Group, Inc. (Capital Markets)	1,776	53,706
Iridium Communications, Inc.* (Diversified Telecommunication Services)	5,328	98,301
iRobot Corp.* (Household Durables)	1,554	130,132
J & J Snack Foods Corp. (Food Products)	444	64,198
John B. Sanfilippo & Son, Inc. (Food Products)	222	12,357
John Bean Technologies Corp. (Machinery)	888	63,767
Kaiser Aluminum Corp. (Metals & Mining)	888	79,289
Kaman Corp.—Class A (Trading Companies & Distributors)	666	37,356
KEMET Corp. (Electronic Equipment, Instruments & Components)	3,108	54,514
KLX Energy Services Holdings, Inc.* (Energy Equipment & Services)	1,332	31,235
Knowles Corp.* (Electronic Equipment, Instruments & Components)	2,664	35,458
Kopin Corp.* (Semiconductors & Semiconductor Equipment)	1,998	1,996
Korn/Ferry International (Professional Services)	1,998	79,001
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	1,332	20,846
LegacyTexas Financial Group, Inc. (Banks)	2,442	78,364
Lemaitre Vascular, Inc. (Health Care Equipment & Supplies)	444	10,496
LHC Group, Inc.* (Health Care Providers & Services)	1,110	104,207
Lindsay Corp. (Machinery)	222	21,368
Liquidity Services, Inc.* (Internet & Direct Marketing Retail)	1,554	9,588
LivePerson, Inc.* (Software)	1,998	37,682
LTC Properties, Inc. (Equity Real Estate Investment Trusts)	1,554	64,771
Luminex Corp. (Life Sciences Tools & Services)	2,220	51,304
Marcus & Millichap, Inc.* (Real Estate Management & Development)	1,110	38,106
Materion Corp. (Metals & Mining)	666	29,963
Matson, Inc. (Marine)	2,442	78,193
MaxLinear, Inc.*—Class A (Semiconductors & Semiconductor Equipment)	2,220	39,072
Medifast, Inc. (Personal Products)	666	83,263
Medpace Holdings* (Life Sciences Tools & Services)	1,332	70,503
Mercury Systems, Inc.* (Aerospace & Defense)	1,554	73,489
Meridian Bioscience, Inc. (Health Care Equipment & Supplies)	2,442	42,393
Merit Medical Systems, Inc.* (Health Care Equipment & Supplies)	3,108	173,458
MGP Ingredients, Inc. (Beverages)	444	25,330
MicroStrategy, Inc.*—Class A (Software)	222	28,361
Mobile Mini, Inc. (Commercial Services & Supplies)	2,442	77,534
Momenta Pharmaceuticals, Inc.* (Biotechnology)	3,552	39,214
Monarch Casino & Resort, Inc.* (Hotels, Restaurants & Leisure)	444	16,934
Monotype Imaging Holdings, Inc. (Software)	1,554	24,118
Monro Muffler Brake, Inc. (Specialty Retail)	1,776	122,100
Movado Group, Inc. (Textiles, Apparel & Luxury Goods)	666	21,059
MTS Systems Corp. (Electronic Equipment, Instruments & Components)	444	17,818
Myriad Genetics, Inc.* (Biotechnology)	2,220	64,535
Nabors Industries, Ltd. (Energy Equipment & Services)	8,880	17,760
Nanometrics, Inc.* (Semiconductors & Semiconductor Equipment)	1,332	36,404
National Bank Holdings Corp. (Banks)	888	27,413
National Presto Industries, Inc. (Aerospace & Defense)	222	25,956
National Storage Affiliates Trust (Equity Real Estate Investment Trusts)	3,108	82,238
Natus Medical, Inc.* (Health Care Equipment & Supplies)	1,110	37,773
Navigant Consulting, Inc. (Professional Services)	1,110	26,696
Neogen Corp.* (Health Care Equipment & Supplies)	2,886	164,502
New York Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts)	3,996	23,536
NextGen Healthcare, Inc.* (Health Care Technology)	2,664	40,360
NIC, Inc. (IT Services)	1,776	22,164
NMI Holdings, Inc.*—Class A (Thrifts & Mortgage Finance)	1,776	31,702
Noble Corp. PLC* (Energy Equipment & Services)	5,994	15,704
Northwest Natural Holding Co. (Gas Utilities)	1,110	67,111
Nutrisystem, Inc. (Internet & Direct Marketing Retail)	888	38,965

See accompanying notes to financial statements.

262 :: ProFund VP Small-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares	Value
OFG Bancorp (Banks)	1,110	$18,271
Old National Bancorp (Banks)	8,436	129,914
Omnicell, Inc.* (Health Care Technology)	2,220	135,953
OneSpan, Inc.* (Software)	1,110	14,375
OraSure Technologies, Inc.* (Health Care Equipment & Supplies)	1,554	18,151
Orthofix Medical, Inc.* (Health Care Equipment & Supplies)	666	34,958
OSI Systems, Inc.* (Electronic Equipment, Instruments & Components)	444	32,545
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	666	47,313
Park Electrochemical Corp. (Electronic Equipment, Instruments & Components)	666	12,035
Penn Virginia Corp.* (Oil, Gas & Consumable Fuels)	666	36,004
Perficient, Inc.* (IT Services)	1,776	39,534
PGT, Inc.* (Building Products)	1,776	28,150
Phibro Animal Health Corp.—Class A (Pharmaceuticals)	444	14,279
Pioneer Energy Services Corp.* (Energy Equipment & Services)	4,440	5,461
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	1,110	67,688
Preferred Bank (Banks)	444	19,247
Progenics Pharmaceuticals, Inc.* (Biotechnology)	4,662	19,580
Progress Software Corp. (Software)	1,776	63,030
ProPetro Holding Corp.* (Energy Equipment & Services)	4,218	51,966
Proto Labs, Inc.* (Machinery)	1,554	175,276
PS Business Parks, Inc. (Equity Real Estate Investment Trusts)	666	87,246
Quaker Chemical Corp. (Chemicals)	666	118,355
Qualys, Inc.* (Software)	1,110	82,961
QuinStreet, Inc.* (Interactive Media & Services)	2,220	36,031
Quorum Health Corp.* (Health Care Providers & Services)	666	1,925
Raven Industries, Inc. (Industrial Conglomerates)	1,998	72,308
Redwood Trust, Inc. (Mortgage Real Estate Investment Trusts)	4,662	70,257
Regenxbio, Inc.* (Biotechnology)	1,776	74,503
Regis Corp.* (Diversified Consumer Services)	1,776	30,103
Renewable Energy Group, Inc.* (Oil, Gas & Consumable Fuels)	1,998	51,349
Repligen Corp.* (Biotechnology)	2,220	117,084
Restoration Hardware, Inc.* (Specialty Retail)	444	53,200
RLI Corp. (Insurance)	2,220	153,157
Rogers Corp.* (Electronic Equipment, Instruments & Components)	666	65,974
RPT Realty (Equity Real Estate Investment Trusts)	2,886	34,488
Rudolph Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	888	18,177
Ruth’s Hospitality Group, Inc. (Hotels, Restaurants & Leisure)	1,554	35,322
S&T Bancorp, Inc. (Banks)	1,110	42,002
Saul Centers, Inc. (Equity Real Estate Investment Trusts)	444	20,966
Seacoast Banking Corp. of Florida* (Banks)	2,886	75,094
Selective Insurance Group, Inc. (Insurance)	2,220	135,286
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	3,774	173,114
ServisFirst Bancshares, Inc. (Banks)	1,110	35,376
Shake Shack, Inc.*—Class A (Hotels, Restaurants & Leisure)	1,554	70,583
Shoe Carnival, Inc. (Specialty Retail)	666	22,318
Shutterfly, Inc.* (Internet & Direct Marketing Retail)	1,110	44,689
Shutterstock, Inc. (Internet & Direct Marketing Retail)	444	15,988
Simpson Manufacturing Co., Inc. (Building Products)	1,110	60,084
Sleep Number Corp.* (Specialty Retail)	1,776	56,352
Smart Global Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	444	13,187
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	1,554	54,545
Spectrum Pharmaceuticals, Inc.* (Biotechnology)	5,772	50,505
Spire, Inc. (Gas Utilities)	1,332	98,675
Sps Commerce, Inc.* (Software)	888	73,153
SPX Corp.* (Machinery)	2,442	68,400
Stamps.com, Inc.* (Internet & Direct Marketing Retail)	888	138,209
Standard Motor Products, Inc. (Auto Components)	666	32,254
Steven Madden, Ltd. (Textiles, Apparel & Luxury Goods)	1,998	60,459
Strategic Education, Inc. (Diversified Consumer Services)	1,110	125,897
Sturm, Ruger & Co., Inc. (Leisure Products)	666	35,445
SunCoke Energy, Inc.* (Metals & Mining)	3,552	30,370
Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	2,886	95,873
SurModics, Inc.* (Health Care Equipment & Supplies)	666	31,475
Tabula Rasa Healthcare, Inc.* (Health Care Technology)	888	56,619
Tactile Systems Technology, Inc.* (Health Care Equipment & Supplies)	888	40,448
Tailored Brands, Inc. (Specialty Retail)	2,886	39,365
TechTarget, Inc.* (Media)	888	10,842
Tennant Co. (Machinery)	444	23,137
Tetra Tech, Inc. (Commercial Services & Supplies)	1,554	80,451
The Children’s Place, Inc. (Specialty Retail)	888	80,000
The E.W. Scripps Co.—Class A (Media)	3,108	48,889
The Ensign Group, Inc. (Health Care Providers & Services)	2,664	103,337
The Marcus Corp. (Entertainment)	1,110	43,845
The Medicines Co.* (Pharmaceuticals)	2,664	50,989
The Navigators Group, Inc. (Insurance)	1,332	92,561
Tivity Health, Inc.* (Health Care Providers & Services)	2,220	55,078
Tompkins Financial Corp. (Banks)	222	16,652
Travelport Worldwide, Ltd. (IT Services)	3,552	55,482
Trex Co., Inc.* (Building Products)	2,220	131,780
Triumph BanCorp, Inc.* (Banks)	1,332	39,560
Triumph Group, Inc. (Aerospace & Defense)	1,110	12,765
TrustCo Bank Corp. (Thrifts & Mortgage Finance)	2,664	18,275

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Growth :: 263

Common Stocks, continued

	Shares	Value
U.S. Physical Therapy, Inc. (Health Care Providers & Services)	666	$68,165
UniFirst Corp. (Commercial Services & Supplies)	888	127,045
Unisys Corp.* (IT Services)	2,886	33,564
Unit Corp.* (Energy Equipment & Services)	1,332	19,021
United Fire Group, Inc. (Insurance)	1,110	61,550
Universal Health Realty Income Trust (Equity Real Estate Investment Trusts)	444	27,248
Universal Insurance Holdings, Inc. (Insurance)	1,776	67,346
Urstadt Biddle Properties, Inc.—Class A (Equity Real Estate Investment Trusts)	1,776	34,135
US Ecology, Inc. (Commercial Services & Supplies)	1,332	83,889
Vanda Pharmaceuticals, Inc.* (Biotechnology)	2,886	75,411
Varex Imaging Corp.* (Health Care Equipment & Supplies)	1,332	31,542
Veritex Holdings, Inc.* (Banks)	1,554	33,225
Viavi Solutions, Inc.* (Communications Equipment)	12,654	127,173
Vicor Corp.* (Electrical Equipment)	888	33,558
Virtus Investment Partners, Inc. (Capital Markets)	222	17,633
Virtusa Corp.* (IT Services)	1,554	66,185
Vonage Holdings Corp.* (Diversified Telecommunication Services)	5,772	50,390
Waddell & Reed Financial, Inc.—Class A (Capital Markets)	2,220	40,138
WageWorks, Inc.* (Professional Services)	1,332	36,177
Washington Prime Group, Inc. (Equity Real Estate Investment Trusts)	10,434	50,709
Watts Water Technologies, Inc.—Class A (Machinery)	666	42,977
WD-40 Co. (Household Products)	666	122,051
Westamerica Bancorp (Banks)	1,554	86,527
Wingstop, Inc. (Hotels, Restaurants & Leisure)	1,554	99,751
WisdomTree Investments, Inc. (Capital Markets)	4,218	28,050
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	3,330	106,193
World Acceptance Corp.* (Consumer Finance)	222	22,702
TOTAL COMMON STOCKS (Cost $14,376,117)		19,114,442
TOTAL INVESTMENT SECURITIES (Cost $14,376,117)—99.6%		19,114,442
Net other assets (liabilities)—0.4%		70,386
NET ASSETS—100.0%		$19,184,828

*  Non-income producing security.

ProFund VP Small-Cap Growth invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Aerospace & Defense	$586,570	3.1%
Air Freight & Logistics	93,802	0.5%
Airlines	101,925	0.5%
Auto Components	356,090	1.9%
Banks	1,663,404	8.8%
Beverages	25,330	0.1%
Biotechnology	649,798	3.4%
Building Products	330,172	1.7%
Capital Markets	226,746	1.2%
Chemicals	410,414	2.1%
Commercial Services & Supplies	446,104	2.3%
Communications Equipment	184,979	1.0%
Construction & Engineering	48,485	0.3%
Consumer Finance	411,222	2.1%
Diversified Consumer Services	226,906	1.2%
Diversified Telecommunication Services	288,520	1.5%
Electric Utilities	55,644	0.3%
Electrical Equipment	78,357	0.4%
Electronic Equipment, Instruments & Components	501,500	2.6%
Energy Equipment & Services	199,900	1.0%
Entertainment	43,845	0.2%
Equity Real Estate Investment Trusts	1,281,407	6.6%
Food & Staples Retailing	21,299	0.1%
Food Products	223,916	1.3%
Gas Utilities	165,786	0.8%
Health Care Equipment & Supplies	967,025	5.0%
Health Care Providers & Services	852,456	4.4%
Health Care Technology	391,091	2.0%
Hotels, Restaurants & Leisure	607,598	3.1%
Household Durables	188,021	1.0%
Household Products	122,051	0.6%
Industrial Conglomerates	72,308	0.4%
Insurance	672,562	3.5%
Interactive Media & Services	36,031	0.2%
Internet & Direct Marketing Retail	247,439	1.3%
IT Services	407,530	2.1%
Leisure Products	86,394	0.5%
Life Sciences Tools & Services	172,103	0.9%
Machinery	1,026,627	5.4%
Marine	78,193	0.4%
Media	59,731	0.3%
Metals & Mining	163,598	0.9%
Mortgage Real Estate Investment Trusts	141,112	0.7%
Multi-Utilities	75,444	0.4%
Oil, Gas & Consumable Fuels	229,797	1.2%
Personal Products	178,945	0.9%
Pharmaceuticals	451,663	2.4%
Professional Services	412,736	2.2%
Real Estate Management & Development	67,552	0.4%
Road & Rail	28,438	0.1%
Semiconductors & Semiconductor Equipment	779,328	4.1%
Software	614,356	3.2%
Specialty Retail	541,354	2.8%
Technology Hardware, Storage & Peripherals	99,207	0.5%

See accompanying notes to financial statements.

264 :: ProFund VP Small-Cap Growth :: Financial Statements

	Value	% of Net Assets
Textiles, Apparel & Luxury Goods	$333,073	1.7%
Thrifts & Mortgage Finance	103,246	0.5%
Trading Companies & Distributors	121,951	0.6%
Water Utilities	163,361	0.9%
Other**	70,386	0.4%
Total	$19,184,828	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Growth :: 265

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$14,376,117
Securities, at value	19,114,442
Total Investment Securities, at value	19,114,442
Cash	55,404
Dividends receivable	15,558
Receivable for capital shares issued	151,546
Prepaid expenses	1,738
TOTAL ASSETS	19,338,688
LIABILITIES:
Payable for investments purchased	104,581
Payable for capital shares redeemed	1,118
Advisory fees payable	12,547
Management services fees payable	1,673
Administration fees payable	1,481
Administrative services fees payable	7,461
Distribution fees payable	7,793
Transfer agency fees payable	1,149
Fund accounting fees payable	1,005
Compliance services fees payable	145
Other accrued expenses	14,907
TOTAL LIABILITIES	153,860
NET ASSETS	$19,184,828
NET ASSETS CONSIST OF:
Capital	$13,009,705
Total distributable earnings (loss)	6,175,123
NET ASSETS	$19,184,828
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	555,296
Net Asset Value (offering and redemption price per share)	$34.55

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$243,747
Interest	642
TOTAL INVESTMENT INCOME	244,389
EXPENSES:
Advisory fees	202,953
Management services fees	27,060
Administration fees	14,953
Transfer agency fees	14,974
Administrative services fees	79,824
Distribution fees	67,651
Custody fees	4,425
Fund accounting fees	13,239
Trustee fees	731
Compliance services fees	354
Other fees	25,755
Recoupment of prior expenses reduced by the Advisor	4,000
Total Gross Expenses before reductions	455,919
Expenses reduced and reimbursed by the Advisor	(1,305)
TOTAL NET EXPENSES	454,614
NET INVESTMENT INCOME (LOSS)	(210,225)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	2,318,773
Change in net unrealized appreciation/depreciation on investment securities	(3,399,209)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,080,436)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,290,661)

See accompanying notes to financial statements.

266 :: ProFund VP Small-Cap Growth :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(210,225)	$(154,019)
Net realized gains (losses) on investments	2,318,773	2,751,034
Change in net unrealized appreciation/depreciation on investments	(3,399,209)	389,504
Change in net assets resulting from operations	(1,290,661)	2,986,519
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(2,167,456)	(2,118,469)
Change in net assets resulting from distributions	(2,167,456)	(2,118,469)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	33,189,392	27,234,230
Distributions reinvested	2,167,456	2,118,469
Value of shares redeemed	(38,501,869)	(34,485,544)
Change in net assets resulting from capital transactions	(3,145,021)	(5,132,845)
Change in net assets	(6,603,138)	(4,264,795)
NET ASSETS:
Beginning of period	25,787,966	30,052,761
End of period	$19,184,828	$25,787,966
SHARE TRANSACTIONS:
Issued	806,163	702,335
Reinvested	51,977	54,897
Redeemed	(958,357)	(895,038)
Change in shares	(100,217)	(137,806)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Small-Cap Growth :: 267

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$39.34	$37.88	$33.35	$37.45	$43.02

Investment Activities:
Net investment income (loss)(a)	(0.32)	(0.22)	(0.15)	(0.17)	(0.29)
Net realized and unrealized gains (losses) on investments	(1.42)	5.07	6.74	0.69	0.84
Total income (loss) from investment activities	(1.74)	4.85	6.59	0.52	0.55

Distributions to Shareholders From:
Net realized gains on investments	(3.05)	(3.39)	(2.06)	(4.62)	(6.12)

Net Asset Value, End of Period	$34.55	$39.34	$37.88	$33.35	$37.45

Total Return	(5.75)%	12.97%	20.23%	1.17%	2.17%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.68%	1.68%	1.70%	1.82%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.78)%	(0.56)%	(0.45)%	(0.48)%	(0.75)%

Supplemental Data:
Net assets, end of period (000’s)	$19,185	$25,788	$30,053	$27,617	$27,747
Portfolio turnover rate(b)	155%	134%	220%	201%	166%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

268 :: ProFund VP Small-Cap Value :: Management Discussion of Fund Performance

ProFund VP Small-Cap Value seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -14.21%. For the same period, the Index had a return of -12.64%(1) and a volatility of 17.33%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of small-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600® that have been identified as being on the value end of the growth-value spectrum. Securities are selected for inclusion in the Index by an S&P committee through a process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Value from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Small-Cap Value	-14.21%	3.30%	10.24%
S&P SmallCap 600® Value Index	-12.64%	5.13%	12.37%

Expense Ratios**

Fund	Gross	Net
ProFund VP Small-Cap Value	1.73%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Darling Ingredients, Inc.	1.0%
Columbia Banking System, Inc.	0.8%
Moog, Inc.	0.8%
Finisar Corp.	0.8%
South Jersey Industries, Inc.	0.7%

S&P SmallCap 600® Value Index — Composition

% of Index
Financials	21%
Industrials	20%
Information Technology	15%
Consumer Discretionary	14%
Real Estate	6%
Materials	5%
Energy	5%
Health Care	5%
Consumer Staples	4%
Utilities	3%
Communication Services	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Small-Cap Value :: 269

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (99.6%)

	Shares	Value
AAON, Inc. (Building Products)	765	$26,821
AAR Corp. (Aerospace & Defense)	918	34,278
Abercrombie & Fitch Co.—Class A (Specialty Retail)	3,366	67,489
ABM Industries, Inc. (Commercial Services & Supplies)	3,366	108,083
Acadia Realty Trust (Equity Real Estate Investment Trusts)	1,836	43,623
Acorda Therapeutics, Inc.* (Biotechnology)	1,071	16,686
Actuant Corp.—Class A (Machinery)	1,530	32,115
ADTRAN, Inc. (Communications Equipment)	2,448	26,292
Advanced Energy Industries, Inc.* (Semiconductors & Semiconductor Equipment)	1,071	45,978
AdvanSix, Inc.* (Chemicals)	1,530	37,240
Aegion Corp.* (Construction & Engineering)	1,683	27,467
AK Steel Holding Corp.* (Metals & Mining)	6,426	14,459
Akorn, Inc.* (Pharmaceuticals)	2,907	9,855
Alamo Group, Inc. (Machinery)	459	35,490
Alarm.com Holdings, Inc.* (Software)	765	39,681
AMAG Pharmaceuticals, Inc.* (Biotechnology)	1,683	25,565
Ambac Financial Group, Inc.* (Insurance)	2,295	39,566
American Assets Trust, Inc. (Equity Real Estate Investment Trusts)	918	36,876
American Axle & Manufacturing Holdings, Inc.* (Auto Components)	5,661	62,837
American Equity Investment Life Holding Co. (Insurance)	2,448	68,397
American States Water Co. (Water Utilities)	612	41,028
American Vanguard Corp. (Chemicals)	1,377	20,917
American Woodmark Corp.* (Building Products)	765	42,595
Ameris Bancorp (Banks)	1,989	62,992
AMERISAFE, Inc. (Insurance)	306	17,347
Anika Therapeutics, Inc.* (Health Care Equipment & Supplies)	765	25,712
Anixter International, Inc.* (Electronic Equipment, Instruments & Components)	1,530	83,094
Apogee Enterprises, Inc. (Building Products)	1,377	41,103
Apollo Commercial Real Estate Finance, Inc. (Mortgage Real Estate Investment Trusts)	5,661	94,313
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	918	49,516
Applied Optoelectronics, Inc.* (Communications Equipment)	918	14,165
ArcBest Corp. (Road & Rail)	1,377	47,176
Arcosa, Inc.* (Construction & Engineering)	2,448	67,785
ARMOUR Residential REIT, Inc. (Mortgage Real Estate Investment Trusts)	918	18,819
Asbury Automotive Group, Inc.* (Specialty Retail)	459	30,597
Assertio Therapeutics, Inc.* (Pharmaceuticals)	3,213	11,599
Astec Industries, Inc. (Machinery)	1,224	36,953
Atlas Air Worldwide Holdings, Inc.* (Air Freight & Logistics)	1,224	51,641
Avista Corp. (Multi-Utilities)	1,836	77,993
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	918	16,340
Axos Financial, Inc.*—Class I (Thrifts & Mortgage Finance)	1,377	34,673
AZZ, Inc. (Electrical Equipment)	459	18,525
B&G Foods, Inc.—Class A (Food Products)	1,224	35,386
Badger Meter, Inc. (Electronic Equipment, Instruments & Components)	765	37,646
Balchem Corp. (Chemicals)	765	59,938
Banc of California, Inc. (Banks)	2,142	28,510
Banner Corp. (Banks)	1,530	81,824
Barnes & Noble Education, Inc.* (Specialty Retail)	1,836	7,362
Barnes & Noble, Inc. (Specialty Retail)	2,907	20,611
Barnes Group, Inc. (Machinery)	1,377	73,834
Bel Fuse, Inc.—Class B (Electronic Equipment, Instruments & Components)	459	8,455
Benchmark Electronics, Inc. (Electronic Equipment, Instruments & Components)	2,295	48,608
Berkshire Hills Bancorp, Inc. (Banks)	1,989	53,643
Boise Cascade Co. (Paper & Forest Products)	1,989	47,438
Bonanza Creek Energy, Inc.* (Oil, Gas & Consumable Fuels)	459	9,488
Boston Private Financial Holdings, Inc. (Banks)	4,284	45,282
Brady Corp.—Class A (Commercial Services & Supplies)	765	33,247
Briggs & Stratton Corp. (Machinery)	2,142	28,017
Bristow Group, Inc.* (Energy Equipment & Services)	1,836	4,461
Brookline Bancorp, Inc. (Banks)	1,989	27,488
C&J Energy Services, Inc.* (Energy Equipment & Services)	3,213	43,376
CalAmp Corp.* (Communications Equipment)	612	7,962
Calavo Growers, Inc. (Food Products)	306	22,326
Caleres, Inc. (Specialty Retail)	2,142	59,612
California Water Service Group (Water Utilities)	1,071	51,044
Callaway Golf Co. (Leisure Products)	1,377	21,068
Cal-Maine Foods, Inc. (Food Products)	918	38,831
Cambrex Corp.* (Life Sciences Tools & Services)	459	17,332
Capstead Mortgage Corp. (Mortgage Real Estate Investment Trusts)	4,590	30,615
CARBO Ceramics, Inc.* (Energy Equipment & Services)	1,071	3,727
CBL & Associates Properties, Inc. (Equity Real Estate Investment Trusts)	8,721	16,744
Cedar Realty Trust, Inc. (Equity Real Estate Investment Trusts)	4,437	13,932
Central Garden & Pet Co.* (Household Products)	459	15,813
Central Garden & Pet Co.*—Class A (Household Products)	2,142	66,937
Central Pacific Financial Corp. (Banks)	765	18,628
Century Aluminum Co.* (Metals & Mining)	2,448	17,894
CEVA, Inc.* (Semiconductors & Semiconductor Equipment)	612	13,519
Chart Industries, Inc.* (Machinery)	918	59,698
Chatham Lodging Trust (Equity Real Estate Investment Trusts)	2,295	40,576
Chefs’ Warehouse, Inc.* (Food & Staples Retailing)	459	14,679
Chesapeake Lodging Trust (Equity Real Estate Investment Trusts)	3,060	74,511
Chico’s FAS, Inc. (Specialty Retail)	6,426	36,114
Chuy’s Holdings, Inc.* (Hotels, Restaurants & Leisure)	306	5,428
Cincinnati Bell, Inc.* (Diversified Telecommunication Services)	2,601	20,236
CIRCOR International, Inc.* (Machinery)	1,071	22,812

See accompanying notes to financial statements.

270 :: ProFund VP Small-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Clearwater Paper Corp.* (Paper & Forest Products)	765	$18,643
Cloud Peak Energy, Inc.* (Oil, Gas & Consumable Fuels)	3,825	1,401
Coca-Cola Bottling Co. (Beverages)	306	54,279
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	765	34,586
Cohu, Inc. (Semiconductors & Semiconductor Equipment)	1,071	17,211
Columbia Banking System, Inc. (Banks)	3,672	133,256
Comfort Systems USA, Inc. (Construction & Engineering)	918	40,098
Community Health Systems, Inc.* (Health Care Providers & Services)	3,366	9,492
Computer Programs & Systems, Inc. (Health Care Technology)	306	7,681
Comtech Telecommunications Corp. (Communications Equipment)	1,224	29,792
CONSOL Energy, Inc.* (Oil, Gas & Consumable Fuels)	765	24,258
Consolidated Communications Holdings, Inc. (Diversified Telecommunication Services)	1,683	16,628
Control4 Corp.* (Electronic Equipment, Instruments & Components)	612	10,771
Cooper Tire & Rubber Co. (Auto Components)	2,601	84,090
Cooper-Standard Holding, Inc.* (Auto Components)	765	47,522
Core-Mark Holding Co., Inc. (Distributors)	2,295	53,359
Cray, Inc.* (Technology Hardware, Storage & Peripherals)	918	19,820
Cross Country Healthcare, Inc.* (Health Care Providers & Services)	1,836	13,458
CSG Systems International, Inc. (IT Services)	918	29,165
Cubic Corp. (Aerospace & Defense)	612	32,889
Customers Bancorp, Inc.* (Banks)	1,530	27,846
Cutera, Inc.* (Health Care Equipment & Supplies)	306	5,208
CVB Financial Corp. (Banks)	2,754	55,713
Cytokinetics, Inc.* (Biotechnology)	1,224	7,736
Daktronics, Inc. (Electronic Equipment, Instruments & Components)	1,989	14,719
Darling Ingredients, Inc.* (Food Products)	8,415	161,904
Dean Foods Co. (Food Products)	4,590	17,488
DiamondRock Hospitality Co. (Equity Real Estate Investment Trusts)	3,978	36,120
Diebold, Inc. (Technology Hardware, Storage & Peripherals)	2,142	5,334
Digi International, Inc.* (Communications Equipment)	1,377	13,894
Dime Community Bancshares, Inc. (Thrifts & Mortgage Finance)	1,530	25,979
Diodes, Inc.* (Semiconductors & Semiconductor Equipment)	1,071	34,550
Diplomat Pharmacy, Inc.* (Health Care Providers & Services)	2,907	39,128
Donnelley Financial Solutions, Inc.* (Capital Markets)	1,683	23,612
DSP Group, Inc.* (Semiconductors & Semiconductor Equipment)	459	5,141
DSW, Inc.—Class A (Specialty Retail)	1,530	37,791
Eagle Bancorp, Inc.* (Banks)	1,530	74,526
Ebix, Inc. (Software)	459	19,535
Echo Global Logistics, Inc.* (Air Freight & Logistics)	1,377	27,994
El Paso Electric Co. (Electric Utilities)	918	46,019
Electronics for Imaging, Inc.* (Technology Hardware, Storage & Peripherals)	2,295	56,915
Emergent BioSolutions, Inc.* (Biotechnology)	918	54,419
Employers Holdings, Inc. (Insurance)	1,683	70,636
Encore Capital Group, Inc.* (Consumer Finance)	1,224	28,764
Encore Wire Corp. (Electrical Equipment)	1,071	53,743
Enova International, Inc.* (Consumer Finance)	1,683	32,751
EnPro Industries, Inc. (Machinery)	1,071	64,367
ePlus, Inc.* (Electronic Equipment, Instruments & Components)	306	21,778
Era Group, Inc.* (Energy Equipment & Services)	612	5,349
Essendant, Inc. (Commercial Services & Supplies)	1,683	21,172
Ethan Allen Interiors, Inc. (Household Durables)	1,224	21,530
EVERTEC, Inc. (IT Services)	1,071	30,738
ExlService Holdings, Inc.* (IT Services)	1,071	56,356
Express, Inc.* (Specialty Retail)	3,672	18,764
Exterran Corp.* (Energy Equipment & Services)	1,530	27,081
Extreme Networks, Inc.* (Communications Equipment)	3,060	18,666
EZCORP, Inc.*—Class A (Consumer Finance)	2,601	20,106
Fabrinet* (Electronic Equipment, Instruments & Components)	765	39,252
FARO Technologies, Inc.* (Electronic Equipment, Instruments & Components)	459	18,654
Federal Signal Corp. (Machinery)	1,377	27,402
Fidelity Southern Corp. (Banks)	612	15,924
Fiesta Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	612	9,492
Finisar Corp.* (Communications Equipment)	5,967	128,887
First BanCorp. (Banks)	5,355	46,053
First Commonwealth Financial Corp. (Banks)	5,049	60,992
First Financial Bancorp (Banks)	4,896	116,133
First Midwest Bancorp, Inc. (Banks)	2,448	48,495
Flagstar Bancorp, Inc.* (Thrifts & Mortgage Finance)	1,530	40,392
FormFactor, Inc.* (Semiconductors & Semiconductor Equipment)	3,825	53,894
Forward Air Corp. (Air Freight & Logistics)	459	25,176
Fossil Group, Inc.* (Textiles, Apparel & Luxury Goods)	2,295	36,100
Francesca’s Holdings Corp.* (Specialty Retail)	1,836	1,782
Franklin Financial Network, Inc.* (Banks)	612	16,138
Franklin Street Properties Corp. (Equity Real Estate Investment Trusts)	5,508	34,315
Frontier Communications Corp.* (Diversified Telecommunication Services)	5,355	12,745
FTI Consulting, Inc.* (Professional Services)	1,071	71,372
FutureFuel Corp. (Chemicals)	612	9,706
GameStop Corp.—Class A (Specialty Retail)	5,202	65,649
Gannett Co., Inc. (Media)	5,814	49,593
Garrett Motion, Inc.* (Auto Components)	3,825	47,201
Genesco, Inc.* (Specialty Retail)	1,071	47,445
Gentherm, Inc.* (Auto Components)	612	24,468
Geospace Technologies Corp.* (Energy Equipment & Services)	765	7,887
Getty Realty Corp. (Equity Real Estate Investment Trusts)	765	22,499
Gibraltar Industries, Inc.* (Building Products)	612	21,781
G-III Apparel Group, Ltd.* (Textiles, Apparel & Luxury Goods)	2,142	59,740
Global Net Lease, Inc. (Equity Real Estate Investment Trusts)	2,295	40,438
Government Properties Income Trust (Equity Real Estate Investment Trusts)	4,437	30,482

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 271

Common Stocks, continued

	Shares	Value
Granite Point Mortgage Trust (Mortgage Real Estate Investment Trusts)	1,071	$19,310
Great Western Bancorp, Inc. (Banks)	1,530	47,813
Green Plains, Inc. (Oil, Gas & Consumable Fuels)	1,989	26,076
Greenhill & Co., Inc. (Capital Markets)	306	7,466
Griffon Corp. (Building Products)	1,683	17,587
Group 1 Automotive, Inc. (Specialty Retail)	918	48,397
Gulf Island Fabrication, Inc.* (Energy Equipment & Services)	765	5,523
Gulfport Energy Corp.* (Oil, Gas & Consumable Fuels)	7,956	52,112
H.B. Fuller Co. (Chemicals)	2,601	110,984
Hanmi Financial Corp. (Banks)	1,683	33,155
Haverty Furniture Cos., Inc. (Specialty Retail)	918	17,240
Hawaiian Holdings, Inc. (Airlines)	1,377	36,367
Haynes International, Inc. (Metals & Mining)	612	16,157
HealthStream, Inc. (Health Care Technology)	612	14,779
Heartland Express, Inc. (Road & Rail)	918	16,799
Heidrick & Struggles International, Inc. (Professional Services)	459	14,316
Helix Energy Solutions Group, Inc.* (Energy Equipment & Services)	7,038	38,076
Heritage Financial Corp. (Banks)	765	22,736
Hersha Hospitality Trust (Equity Real Estate Investment Trusts)	1,836	32,203
HFF, Inc.—Class A (Real Estate Management & Development)	1,224	40,587
Hibbett Sports, Inc.* (Specialty Retail)	918	13,127
Hillenbrand, Inc. (Machinery)	1,836	69,639
HomeStreet, Inc.* (Thrifts & Mortgage Finance)	612	12,993
Hope Bancorp, Inc. (Banks)	6,273	74,398
Horace Mann Educators Corp. (Insurance)	2,142	80,218
Hub Group, Inc.*—Class A (Air Freight & Logistics)	918	34,030
Ichor Holdings, Ltd.* (Semiconductors & Semiconductor Equipment)	1,224	19,951
II-VI, Inc.* (Electronic Equipment, Instruments & Components)	3,060	99,328
Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts)	4,590	42,136
Ingevity Corp.* (Chemicals)	918	76,827
Innophos Holdings, Inc. (Chemicals)	1,071	26,272
Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	1,836	74,817
Installed Building Products, Inc.* (Household Durables)	1,071	36,082
Insteel Industries, Inc. (Building Products)	459	11,145
Interface, Inc. (Commercial Services & Supplies)	3,060	43,605
INTL FCStone, Inc.* (Capital Markets)	765	27,984
Invacare Corp. (Health Care Equipment & Supplies)	1,683	7,237
Invesco Mortgage Capital, Inc. (Mortgage Real Estate Investment Trusts)	5,661	81,971
iStar Financial, Inc. (Equity Real Estate Investment Trusts)	3,519	32,269
Itron, Inc.* (Electronic Equipment, Instruments & Components)	1,683	79,589
J & J Snack Foods Corp. (Food Products)	306	44,245
J.C. Penney Co., Inc.* (Multiline Retail)	16,065	16,708
James River Group Holdings, Ltd. (Insurance)	1,530	55,906
John B. Sanfilippo & Son, Inc. (Food Products)	306	17,032
John Bean Technologies Corp. (Machinery)	765	54,935
Kaman Corp.—Class A (Trading Companies & Distributors)	765	42,909
Kelly Services, Inc.—Class A (Professional Services)	1,530	31,334
Kirkland’s, Inc.* (Specialty Retail)	765	7,290
Kite Realty Group Trust (Equity Real Estate Investment Trusts)	4,284	60,362
Knowles Corp.* (Electronic Equipment, Instruments & Components)	2,142	28,510
Kopin Corp.* (Semiconductors & Semiconductor Equipment)	1,224	1,223
Koppers Holdings, Inc.* (Chemicals)	1,071	18,250
Korn/Ferry International (Professional Services)	1,224	48,397
Kraton Performance Polymers, Inc.* (Chemicals)	1,683	36,757
Kulicke & Soffa Industries, Inc. (Semiconductors & Semiconductor Equipment)	3,366	68,230
Lannett Co., Inc.* (Pharmaceuticals)	1,683	8,348
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	612	9,578
Laredo Petroleum, Inc.* (Oil, Gas & Consumable Fuels)	7,650	27,693
La-Z-Boy, Inc. (Household Durables)	2,448	67,834
LCI Industries (Auto Components)	1,224	81,763
Lemaitre Vascular, Inc. (Health Care Equipment & Supplies)	306	7,234
Lexington Realty Trust (Equity Real Estate Investment Trusts)	10,710	87,930
LGI Homes, Inc.* (Household Durables)	918	41,512
LHC Group, Inc.* (Health Care Providers & Services)	459	43,091
Lindsay Corp. (Machinery)	306	29,453
Lithia Motors, Inc.—Class A (Specialty Retail)	1,071	81,750
LivePerson, Inc.* (Software)	1,071	20,199
LSB Industries, Inc.* (Chemicals)	1,071	5,912
LSC Communications, Inc. (Commercial Services & Supplies)	1,683	11,781
LTC Properties, Inc. (Equity Real Estate Investment Trusts)	612	25,508
Lumber Liquidators Holdings, Inc.* (Specialty Retail)	1,377	13,109
Lydall, Inc.* (Machinery)	918	18,645
M.D.C. Holdings, Inc. (Household Durables)	2,295	64,512
M/I Homes, Inc.* (Household Durables)	1,377	28,945
Magellan Health, Inc.* (Health Care Providers & Services)	1,224	69,633
Maiden Holdings, Ltd. (Insurance)	3,519	5,806
ManTech International Corp.—Class A (IT Services)	1,377	72,010
MarineMax, Inc.* (Specialty Retail)	1,224	22,411
Marten Transport, Ltd. (Road & Rail)	1,989	32,202
Materion Corp. (Metals & Mining)	306	13,767
Matrix Service Co.* (Energy Equipment & Services)	1,377	24,703
Matthews International Corp.—Class A (Commercial Services & Supplies)	1,683	68,363
MaxLinear, Inc.*—Class A (Semiconductors & Semiconductor Equipment)	1,224	21,542
Mercury Systems, Inc.* (Aerospace & Defense)	918	43,412
Meritage Homes Corp.* (Household Durables)	1,836	67,418
Meta Financial Group, Inc. (Thrifts & Mortgage Finance)	1,377	26,700
Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	1,836	42,760
MGP Ingredients, Inc. (Beverages)	306	17,457
MicroStrategy, Inc.*—Class A (Software)	153	19,546

See accompanying notes to financial statements.

272 :: ProFund VP Small-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Momenta Pharmaceuticals, Inc.* (Biotechnology)	1,683	$18,580
Monarch Casino & Resort, Inc.* (Hotels, Restaurants & Leisure)	306	11,671
Monotype Imaging Holdings, Inc. (Software)	765	11,873
Moog, Inc.—Class A (Aerospace & Defense)	1,683	130,399
Motorcar Parts of America, Inc.* (Auto Components)	918	15,276
Movado Group, Inc. (Textiles, Apparel & Luxury Goods)	306	9,676
MTS Systems Corp. (Electronic Equipment, Instruments & Components)	459	18,420
Mueller Industries, Inc. (Machinery)	2,907	67,908
Multi-Color Corp. (Commercial Services & Supplies)	765	26,844
Myers Industries, Inc. (Containers & Packaging)	1,836	27,742
MYR Group, Inc.* (Construction & Engineering)	765	21,550
Myriad Genetics, Inc.* (Biotechnology)	1,836	53,373
Nabors Industries, Ltd. (Energy Equipment & Services)	8,415	16,830
National Bank Holdings Corp. (Banks)	612	18,892
Natus Medical, Inc.* (Health Care Equipment & Supplies)	765	26,033
Nautilus, Inc.* (Leisure Products)	1,530	16,677
Navigant Consulting, Inc. (Professional Services)	1,071	25,758
NBT Bancorp, Inc. (Banks)	2,142	74,092
Neenah Paper, Inc. (Paper & Forest Products)	918	54,088
NETGEAR, Inc.* (Communications Equipment)	1,530	79,606
New Media Investment Group, Inc. (Media)	2,754	31,864
New York Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts)	4,284	25,233
Newpark Resources, Inc.* (Energy Equipment & Services)	4,590	31,533
NIC, Inc. (IT Services)	1,836	22,913
NMI Holdings, Inc.*—Class A (Thrifts & Mortgage Finance)	1,836	32,773
Noble Corp. PLC* (Energy Equipment & Services)	7,191	18,840
Northfield Bancorp, Inc. (Thrifts & Mortgage Finance)	2,448	33,170
Northwest Bancshares, Inc. (Thrifts & Mortgage Finance)	5,202	88,121
Northwest Natural Holding Co. (Gas Utilities)	459	27,751
Nutrisystem, Inc. (Internet & Direct Marketing Retail)	765	33,568
Office Depot, Inc. (Specialty Retail)	27,846	71,844
OFG Bancorp (Banks)	1,224	20,147
Oil States International, Inc.* (Energy Equipment & Services)	3,060	43,698
Olympic Steel, Inc. (Metals & Mining)	459	6,550
OneSpan, Inc.* (Software)	459	5,944
Opus Bank (Banks)	1,071	20,981
OraSure Technologies, Inc.* (Health Care Equipment & Supplies)	1,683	19,657
Orion Marine Group, Inc.* (Construction & Engineering)	1,530	6,564
Oritani Financial Corp. (Thrifts & Mortgage Finance)	1,989	29,338
Orthofix Medical, Inc.* (Health Care Equipment & Supplies)	306	16,062
OSI Systems, Inc.* (Electronic Equipment, Instruments & Components)	459	33,645
Owens & Minor, Inc. (Health Care Providers & Services)	3,213	20,338
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	306	21,738
P.H. Glatfelter Co. (Paper & Forest Products)	2,295	22,399
Pacific Premier Bancorp, Inc.* (Banks)	2,295	58,568
Par Pacific Holdings, Inc.* (Oil, Gas & Consumable Fuels)	1,377	19,526
Park Electrochemical Corp. (Electronic Equipment, Instruments & Components)	459	8,294
Patrick Industries, Inc.* (Building Products)	1,224	36,243
PDC Energy, Inc.* (Oil, Gas & Consumable Fuels)	3,366	100,171
PDF Solutions, Inc.* (Semiconductors & Semiconductor Equipment)	1,377	11,608
Pennsylvania Real Estate Investment Trust (Equity Real Estate Investment Trusts)	3,213	19,085
PennyMac Mortgage Investment Trust (Mortgage Real Estate Investment Trusts)	3,060	56,977
PetMed Express, Inc. (Internet & Direct Marketing Retail)	1,071	24,911
PGT, Inc.* (Building Products)	1,377	21,825
Phibro Animal Health Corp.—Class A (Pharmaceuticals)	612	19,681
Photronics, Inc.* (Semiconductors & Semiconductor Equipment)	3,519	34,064
Piper Jaffray Cos. (Capital Markets)	765	50,368
Plexus Corp.* (Electronic Equipment, Instruments & Components)	1,530	78,152
Powell Industries, Inc. (Electrical Equipment)	459	11,480
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	612	37,320
PRA Group, Inc.* (Consumer Finance)	2,295	55,929
Preferred Bank (Banks)	459	19,898
ProAssurance Corp. (Insurance)	2,754	111,701
Progress Software Corp. (Software)	765	27,150
Provident Financial Services, Inc. (Thrifts & Mortgage Finance)	3,060	73,838
PS Business Parks, Inc. (Equity Real Estate Investment Trusts)	459	60,129
Qualys, Inc.* (Software)	612	45,741
Quanex Building Products Corp. (Building Products)	1,836	24,951
Quorum Health Corp.* (Health Care Providers & Services)	765	2,211
R. R. Donnelley & Sons Co. (Commercial Services & Supplies)	3,519	13,935
Rambus, Inc.* (Semiconductors & Semiconductor Equipment)	5,508	42,246
Rayonier Advanced Materials, Inc. (Chemicals)	2,601	27,701
RE/MAX Holdings, Inc. (Real Estate Management & Development)	918	28,229
Red Robin Gourmet Burgers, Inc.* (Hotels, Restaurants & Leisure)	612	16,353
Rent-A-Center, Inc.* (Specialty Retail)	2,295	37,156
Resources Connection, Inc. (Professional Services)	1,530	21,726
Restoration Hardware, Inc.* (Specialty Retail)	459	54,997
Retail Opportunity Investments Corp. (Equity Real Estate Investment Trusts)	5,814	92,327
REX American Resources Corp.* (Oil, Gas & Consumable Fuels)	306	20,842
Ring Energy, Inc.* (Oil, Gas & Consumable Fuels)	2,907	14,768
Rogers Corp.* (Electronic Equipment, Instruments & Components)	306	30,312
RPT Realty (Equity Real Estate Investment Trusts)	1,530	18,284

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 273

Common Stocks, continued

	Shares	Value
Rudolph Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	918	$18,791
S&T Bancorp, Inc. (Banks)	765	28,948
Safety Insurance Group, Inc. (Insurance)	765	62,585
Saia, Inc.* (Road & Rail)	1,377	76,864
Sanmina Corp.* (Electronic Equipment, Instruments & Components)	3,519	84,667
Saul Centers, Inc. (Equity Real Estate Investment Trusts)	153	7,225
ScanSource, Inc.* (Electronic Equipment, Instruments & Components)	1,224	42,081
Scholastic Corp. (Media)	1,377	55,439
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	1,530	38,327
SEACOR Holdings, Inc.* (Energy Equipment & Services)	918	33,966
Select Medical Holdings Corp.* (Health Care Providers & Services)	5,508	84,549
Selective Insurance Group, Inc. (Insurance)	1,071	65,267
Seneca Foods Corp.*—Class A (Food Products)	306	8,635
ServisFirst Bancshares, Inc. (Banks)	1,377	43,885
Shutterfly, Inc.* (Internet & Direct Marketing Retail)	612	24,639
Shutterstock, Inc. (Internet & Direct Marketing Retail)	459	16,529
Simmons First National Corp.—Class A (Banks)	4,743	114,449
Simpson Manufacturing Co., Inc. (Building Products)	1,071	57,973
SkyWest, Inc. (Airlines)	2,601	115,666
Smart Global Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	153	4,544
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	765	26,852
Sonic Automotive, Inc.—Class A (Specialty Retail)	1,224	16,842
South Jersey Industries, Inc. (Gas Utilities)	4,284	119,096
Southside Bancshares, Inc. (Banks)	1,683	53,435
SpartanNash Co. (Food & Staples Retailing)	1,836	31,542
Spire, Inc. (Gas Utilities)	1,377	102,008
Spok Holdings, Inc. (Wireless Telecommunication Services)	918	12,173
SPX FLOW, Inc.* (Machinery)	2,142	65,160
SRC Energy, Inc.* (Oil, Gas & Consumable Fuels)	12,240	57,528
Standard Motor Products, Inc. (Auto Components)	459	22,229
Standex International Corp. (Machinery)	612	41,114
Stepan Co. (Chemicals)	1,071	79,253
Steven Madden, Ltd. (Textiles, Apparel & Luxury Goods)	2,142	64,818
Stewart Information Services Corp. (Insurance)	1,224	50,674
Sturm, Ruger & Co., Inc. (Leisure Products)	306	16,285
Summit Hotel Properties, Inc. (Equity Real Estate Investment Trusts)	5,355	52,104
Superior Energy Services, Inc.* (Energy Equipment & Services)	7,803	26,140
Superior Industries International, Inc. (Auto Components)	1,224	5,887
Sykes Enterprises, Inc.* (IT Services)	1,989	49,188
Team, Inc.* (Commercial Services & Supplies)	1,530	22,415
TechTarget, Inc.* (Media)	459	5,604
Tennant Co. (Machinery)	459	23,918
Tetra Tech, Inc. (Commercial Services & Supplies)	1,377	71,287
TETRA Technologies, Inc.* (Energy Equipment & Services)	6,426	10,796
The Andersons, Inc. (Food & Staples Retailing)	1,377	41,158
The Buckle, Inc. (Specialty Retail)	1,377	26,631
The Cato Corp.—Class A (Specialty Retail)	1,224	17,466
The Greenbrier Cos., Inc. (Machinery)	1,683	66,546
The Medicines Co.* (Pharmaceuticals)	765	14,642
The Providence Service Corp.* (Health Care Providers & Services)	612	36,732
Third Point Reinsurance, Ltd.* (Insurance)	3,825	36,873
Tile Shop Holdings, Inc. (Specialty Retail)	1,989	10,900
TimkenSteel Corp.* (Metals & Mining)	1,989	17,384
Titan International, Inc. (Machinery)	2,601	12,121
TiVo Corp. (Software)	6,273	59,028
Tompkins Financial Corp. (Banks)	306	22,953
TopBuild Corp.* (Household Durables)	1,836	82,621
Travelport Worldwide, Ltd. (IT Services)	3,519	54,967
Tredegar Corp. (Chemicals)	1,224	19,413
Trex Co., Inc.* (Building Products)	1,071	63,575
Triumph Group, Inc. (Aerospace & Defense)	1,530	17,595
TrueBlue, Inc.* (Professional Services)	1,989	44,255
TrustCo Bank Corp. (Thrifts & Mortgage Finance)	2,448	16,793
TTEC Holdings, Inc. (IT Services)	765	21,856
TTM Technologies, Inc.* (Electronic Equipment, Instruments & Components)	4,743	46,149
U.S. Silica Holdings, Inc. (Energy Equipment & Services)	3,978	40,496
Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	1,989	16,847
Unifi, Inc.* (Textiles, Apparel & Luxury Goods)	765	17,473
Unit Corp.* (Energy Equipment & Services)	1,530	21,848
United Community Banks, Inc. (Banks)	3,978	85,368
United Insurance Holdings Corp. (Insurance)	1,071	17,800
United Natural Foods, Inc.* (Food & Staples Retailing)	2,601	27,545
Universal Corp. (Tobacco)	1,224	66,280
Universal Electronics, Inc.* (Household Durables)	765	19,339
Universal Forest Products, Inc. (Building Products)	3,060	79,438
Universal Health Realty Income Trust (Equity Real Estate Investment Trusts)	306	18,779
US Concrete, Inc.* (Construction Materials)	765	26,989
Varex Imaging Corp.* (Health Care Equipment & Supplies)	765	18,115
Veeco Instruments, Inc.* (Semiconductors & Semiconductor Equipment)	2,448	18,140
Vera Bradley, Inc.* (Textiles, Apparel & Luxury Goods)	1,071	9,178
Veritex Holdings, Inc.* (Banks)	765	16,356
Veritiv Corp.* (Trading Companies & Distributors)	612	15,282
Viad Corp. (Commercial Services & Supplies)	1,071	53,646
Virtus Investment Partners, Inc. (Capital Markets)	153	12,153
Vista Outdoor, Inc.* (Leisure Products)	2,907	32,995
Vitamin Shoppe, Inc.* (Specialty Retail)	765	3,626
Vonage Holdings Corp.* (Diversified Telecommunication Services)	5,967	52,091
Wabash National Corp. (Machinery)	2,907	38,024
Waddell & Reed Financial, Inc.—Class A (Capital Markets)	1,989	35,961
WageWorks, Inc.* (Professional Services)	765	20,777

See accompanying notes to financial statements.

274 :: ProFund VP Small-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	1,530	$66,173
Watts Water Technologies, Inc.—Class A (Machinery)	765	49,365
Whitestone REIT (Equity Real Estate Investment Trusts)	1,989	24,385
William Lyon Homes*—Class A (Household Durables)	1,683	17,991
Winnebago Industries, Inc. (Automobiles)	1,530	37,041
WisdomTree Investments, Inc. (Capital Markets)	2,142	14,244
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	1,836	58,550
World Acceptance Corp.* (Consumer Finance)	153	15,646
Xperi Corp. (Semiconductors & Semiconductor Equipment)	2,448	45,019
Zumiez, Inc.* (Specialty Retail)	918	17,598
TOTAL COMMON STOCKS (Cost $14,987,139)		16,286,356

Contingent Right(NM)
A. Schulman, Inc.*+^(a) (Chemicals)	2,231	4,462
TOTAL CONTINGENT RIGHT (Cost $4,462)		4,462

Repurchase Agreements(b) (0.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $44,007	$44,000	$44,000
TOTAL REPURCHASE AGREEMENTS (Cost $44,000)		44,000
TOTAL INVESTMENT SECURITIES (Cost $15,035,601)—99.9%		16,334,818
Net other assets (liabilities)—0.1%		10,753
NET ASSETS—100.0%		$16,345,571

*                 Non-income producing security.

+                 This security was fair valued based on procedures approved by the Board of Trustees. As of December 31, 2018, this security represented 0.027% of the net assets of the Fund.

^                  The Advisor has deemed this security to be illiquid. As of December 31, 2018, this security represented 0.027% of the net assets of the Fund.

(a)         No explicit expiration date, expiration is subject to contingencies. In August 2018, LyondellBasell Industries N.V. completed an acquisition of 100% of A. Schulman, Inc. in exchange for cash and a contingent right per share acquired. Rights entitle the Fund to certain net proceeds, if any, that are recovered from ongoing litigation and government investigations related to past acquisitions made by A. Schulman, Inc.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ProFund VP Small-Cap Value invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Aerospace & Defense	$258,573	1.6%
Air Freight & Logistics	138,841	0.8%
Airlines	152,033	0.9%
Auto Components	391,273	2.4%
Automobiles	37,041	0.2%
Banks	1,669,517	10.3%
Beverages	71,736	0.4%
Biotechnology	176,359	1.1%
Building Products	445,037	2.7%
Capital Markets	171,788	1.1%
Chemicals	533,632	3.2%
Commercial Services & Supplies	474,378	2.9%
Communications Equipment	319,264	2.0%
Construction & Engineering	163,464	1.0%
Construction Materials	26,989	0.2%
Consumer Finance	153,196	0.9%
Containers & Packaging	27,742	0.2%
Distributors	53,359	0.3%
Diversified Telecommunication Services	136,286	0.8%
Electric Utilities	46,019	0.3%
Electrical Equipment	83,748	0.5%
Electronic Equipment, Instruments & Components	949,701	5.7%
Energy Equipment & Services	404,330	2.4%
Equity Real Estate Investment Trusts	962,842	5.9%
Food & Staples Retailing	114,924	0.7%
Food Products	345,847	2.2%
Gas Utilities	248,855	1.4%
Health Care Equipment & Supplies	134,836	0.8%
Health Care Providers & Services	318,632	2.0%
Health Care Technology	22,460	0.1%
Hotels, Restaurants & Leisure	42,944	0.3%
Household Durables	447,784	2.7%
Household Products	82,750	0.5%
Insurance	682,776	4.2%
Internet & Direct Marketing Retail	99,647	0.6%
IT Services	337,193	2.1%
Leisure Products	87,025	0.5%
Life Sciences Tools & Services	17,332	0.1%
Machinery	917,516	5.6%
Media	142,500	0.9%
Metals & Mining	86,211	0.5%
Mortgage Real Estate Investment Trusts	327,238	2.0%
Multiline Retail	16,708	0.1%
Multi-Utilities	77,993	0.5%
Oil, Gas & Consumable Fuels	353,863	2.2%
Paper & Forest Products	180,895	1.1%
Pharmaceuticals	64,125	0.4%
Professional Services	277,935	1.7%
Real Estate Management & Development	68,816	0.4%
Road & Rail	173,041	1.1%
Semiconductors & Semiconductor Equipment	553,010	3.4%
Software	248,697	1.5%
Specialty Retail	853,600	5.3%
Technology Hardware, Storage & Peripherals	82,069	0.5%
Textiles, Apparel & Luxury Goods	277,273	1.7%
Thrifts & Mortgage Finance	480,943	2.9%
Tobacco	66,280	0.4%

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 275

	Value	% of Net Assets
Trading Companies & Distributors	$107,707	0.7%
Water Utilities	92,072	0.6%
Wireless Telecommunication Services	12,173	0.1%
Other**	54,753	0.4%
Total	$16,345,571	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

276 :: ProFund VP Small-Cap Value :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$15,035,601
Securities, at value	16,290,818
Repurchase agreements, at value	44,000
Total Investment Securities, at value	16,334,818
Cash	584
Dividends and interest receivable	29,101
Receivable for capital shares issued	73,328
Receivable for investments sold	38,597
Prepaid expenses	1,531
TOTAL ASSETS	16,477,959
LIABILITIES:
Payable for investments purchased	21,260
Payable for capital shares redeemed	60,657
Advisory fees payable	10,860
Management services fees payable	1,448
Administration fees payable	1,284
Administrative services fees payable	8,591
Distribution fees payable	8,411
Transfer agency fees payable	996
Fund accounting fees payable	913
Compliance services fees payable	137
Other accrued expenses	17,831
TOTAL LIABILITIES	132,388
NET ASSETS	$16,345,571
NET ASSETS CONSIST OF:
Capital	$17,535,293
Total distributable earnings (loss)	(1,189,722)
NET ASSETS	$16,345,571
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	411,574
Net Asset Value (offering and redemption price per share)	$39.71

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$431,736
Interest	1,212
TOTAL INVESTMENT INCOME	432,948
EXPENSES:
Advisory fees	194,864
Management services fees	25,982
Administration fees	14,100
Transfer agency fees	14,238
Administrative services fees	72,230
Distribution fees	64,955
Custody fees	5,382
Fund accounting fees	13,343
Trustee fees	712
Compliance services fees	304
Other fees	16,837
Recoupment of prior expenses reduced by the Advisor	31,468
Total Gross Expenses before reductions	454,415
Expenses reimbursed by third parties	(17,918)
TOTAL NET EXPENSES	436,497
NET INVESTMENT INCOME (LOSS)	(3,549)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	233,296
Change in net unrealized appreciation/depreciation on investment securities	(3,720,673)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(3,487,377)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,490,926)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 277

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(3,549)	$(95,481)
Net realized gains (losses) on investments	233,296	4,107,355
Change in net unrealized appreciation/depreciation on investments	(3,720,673)	(2,328,145)
Change in net assets resulting from operations	(3,490,926)	1,683,729
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(1,980,769)	(217,060)
Change in net assets resulting from distributions	(1,980,769)	(217,060)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	32,829,564	21,822,073
Distributions reinvested	1,980,769	217,060
Value of shares redeemed	(37,848,919)	(44,996,207)
Change in net assets resulting from capital transactions	(3,038,586)	(22,957,074)
Change in net assets	(8,510,281)	(21,490,405)
NET ASSETS:
Beginning of period	24,855,852	46,346,257
End of period	$16,345,571	$24,855,852
SHARE TRANSACTIONS:
Issued	655,742	466,326
Reinvested	39,254	4,400
Redeemed	(777,911)	(978,769)
Change in shares	(82,915)	(508,043)

See accompanying notes to financial statements.

278 :: ProFund VP Small-Cap Value :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$50.27	$46.23	$35.90	$42.32	$41.78

Investment Activities:
Net investment income (loss)(a)	(0.01)	(0.15)	0.01	(0.03)	— (b)
Net realized and unrealized gains (losses) on investments	(6.21)	4.63	10.32	(3.24)	2.32
Total income (loss) from investment activities	(6.22)	4.48	10.33	(3.27)	2.32

Distributions to Shareholders From:
Net investment income	—	(0.01)	—	—	—
Net realized gains on investments	(4.34)	(0.43)	—	(3.15)	(1.78)
Total distributions	(4.34)	(0.44)	—	(3.15)	(1.78)

Net Asset Value, End of Period	$39.71	$50.27	$46.23	$35.90	$42.32

Total Return	(14.21)%	9.71%	28.77%	(8.28)%	5.81%

Ratios to Average Net Assets:
Gross expenses	1.75%	1.73%	1.73%	1.74%	1.87%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.01)%	(0.32)%	0.02%	(0.07)%	(0.01)%

Supplemental Data:
Net assets, end of period (000’s)	$16,346	$24,856	$46,346	$20,097	$25,476
Portfolio turnover rate(c)	141%	91%	191%	203%	143%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Amount is less than $0.005.

(c)          Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Technology :: 279

ProFund VP Technology seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Technology Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -2.25%. For the same period, the Index had a total return of -0.63%(1) and a volatility of 24.00%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the technology sector of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Technology from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Technology	-2.25%	12.42%	15.89%
Dow Jones U.S. Technology Index	-0.63%	14.26%	17.79%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP Technology	1.56%	1.56%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	2%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	15.9%
Apple, Inc.	14.4%
Alphabet, Inc.	12.8%
Facebook, Inc.	6.4%
Intel Corp.	4.3%

Dow Jones U.S. Technology Index — Composition

% of Index
Software & Services	38%
Technology Hardware & Equipment	23%
Media & Entertainment	20%
Semiconductors & Semiconductor Equipment	17%
Retailing	1%
Health Care Equipment & Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

280 :: ProFund VP Technology :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (98.3%)

	Shares	Value
2U, Inc.* (Software)	315	$15,662
ACI Worldwide, Inc.* (Software)	616	17,045
Adobe Systems, Inc.* (Software)	2,596	587,319
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	4,680	86,393
Akamai Technologies, Inc.* (IT Services)	864	52,773
Allscripts Healthcare Solutions, Inc.* (Health Care Technology)	928	8,946
Alphabet, Inc.*—Class A (Interactive Media & Services)	1,589	1,660,441
Alphabet, Inc.*—Class C (Interactive Media & Services)	1,636	1,694,259
Amdocs, Ltd. (IT Services)	754	44,169
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	1,969	168,999
ANSYS, Inc.* (Software)	447	63,894
Apple, Inc. (Technology Hardware, Storage & Peripherals)	23,979	3,782,448
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	5,228	171,165
Arista Networks, Inc.* (Communications Equipment)	283	59,628
ARRIS International PLC* (Communications Equipment)	867	26,504
Aspen Technology, Inc.* (Software)	377	30,982
athenahealth, Inc.* (Health Care Technology)	221	29,157
Autodesk, Inc.* (Software)	1,162	149,445
Blackbaud, Inc. (Software)	264	16,606
Booz Allen Hamilton Holding Corp. (IT Services)	759	34,208
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	2,197	558,653
CACI International, Inc.*—Class A (IT Services)	135	19,444
Cadence Design Systems, Inc.* (Software)	1,498	65,133
Cargurus, Inc.* (Interactive Media & Services)	180	6,071
Cars.com, Inc.* (Interactive Media & Services)	336	7,224
CDK Global, Inc. (Software)	686	32,846
CDW Corp. (Electronic Equipment, Instruments & Components)	801	64,921
CenturyLink, Inc. (Diversified Telecommunication Services)	5,061	76,674
Ceridian HCM Holding, Inc.* (Software)	195	6,726
Cerner Corp.* (Health Care Technology)	1,755	92,032
Ciena Corp.* (Communications Equipment)	755	25,602
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	325	10,784
Cisco Systems, Inc. (Communications Equipment)	23,913	1,036,150
Citrix Systems, Inc. (Software)	681	69,775
Cognizant Technology Solutions Corp. (IT Services)	3,083	195,709
CommScope Holding Co., Inc.* (Communications Equipment)	1,023	16,767
CommVault Systems, Inc.* (Software)	211	12,468
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	543	23,227
Cypress Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	1,924	24,473
Dell Technologies, Inc.* (Technology Hardware, Storage & Peripherals)	795	38,852
DocuSign, Inc.* (Software)	122	4,890
DXC Technology Co. (IT Services)	1,487	79,064
eBay, Inc.* (Internet & Direct Marketing Retail)	4,812	135,073
EchoStar Corp.* (Communications Equipment)	264	9,694
Ellie Mae, Inc.* (Software)	189	11,875
Entegris, Inc. (Semiconductors & Semiconductor Equipment)	754	21,033
EPAM Systems, Inc.* (IT Services)	279	32,367
Etsy, Inc.* (Internet & Direct Marketing Retail)	640	30,445
F5 Networks, Inc.* (Communications Equipment)	329	53,308
Facebook, Inc.*—Class A (Interactive Media & Services)	12,778	1,675,068
Fair Isaac Corp.* (Software)	157	29,359
Finisar Corp.* (Communications Equipment)	624	13,478
FireEye, Inc.* (Software)	1,049	17,004
Fortinet, Inc.* (Software)	773	54,442
Garmin, Ltd. (Household Durables)	642	40,651
Gartner, Inc.* (IT Services)	487	62,258
GoDaddy, Inc.*—Class A (IT Services)	887	58,205
GrubHub, Inc.* (Internet & Direct Marketing Retail)	486	37,330
Guidewire Software, Inc.* (Software)	433	34,740
Hewlett Packard Enterprises Co. (Technology Hardware, Storage & Peripherals)	7,569	99,986
HP, Inc. (Technology Hardware, Storage & Peripherals)	8,414	172,150
Hubspot, Inc.* (Software)	198	24,895
IAC/InterActiveCorp* (Interactive Media & Services)	415	75,962
Integrated Device Technology, Inc.* (Semiconductors & Semiconductor Equipment)	687	33,271
Intel Corp. (Semiconductors & Semiconductor Equipment)	24,276	1,139,274
InterDigital, Inc. (Communications Equipment)	184	12,223
International Business Machines Corp. (IT Services)	4,832	549,253
Intuit, Inc. (Software)	1,382	272,047
j2 Global, Inc. (Software)	254	17,623
Juniper Networks, Inc. (Communications Equipment)	1,833	49,326
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	818	73,203
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	822	111,932
Leidos Holdings, Inc. (IT Services)	800	42,176
LogMeIn, Inc. (Software)	278	22,676
Lumentum Holdings, Inc.* (Communications Equipment)	393	16,510
Manhattan Associates, Inc.* (Software)	348	14,745

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Technology :: 281

Common Stocks, continued

	Shares	Value
Marvell Technology Group, Ltd. (Semiconductors & Semiconductor Equipment)	3,149	$50,982
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	1,477	75,105
Medidata Solutions, Inc.* (Health Care Technology)	332	22,383
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,257	90,403
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	5,959	189,079
Microsoft Corp. (Software)	41,112	4,175,745
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	293	18,931
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	212	24,645
Motorola Solutions, Inc. (Communications Equipment)	867	99,740
NCR Corp.* (Technology Hardware, Storage & Peripherals)	628	14,494
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	1,340	79,958
NetScout Systems, Inc.* (Communications Equipment)	373	8,814
New Relic, Inc.* (Software)	248	20,081
Nuance Communications, Inc.* (Software)	1,527	20,202
Nutanix, Inc.* (Software)	399	16,594
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	3,244	433,074
Okta, Inc.* (IT Services)	415	26,477
ON Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	2,238	36,949
Oracle Corp. (Software)	13,562	612,324
Palo Alto Networks, Inc.* (Communications Equipment)	498	93,798
Pandora Media, Inc.* (Entertainment)	1,438	11,633
Paycom Software, Inc.* (Software)	263	32,204
Pegasystems, Inc. (Software)	201	9,614
Perspecta, Inc. (IT Services)	754	12,984
Plantronics, Inc. (Communications Equipment)	179	5,925
Proofpoint, Inc.* (Software)	297	24,892
PTC, Inc.* (Software)	566	46,921
Pure Storage, Inc.*—Class A (Technology Hardware, Storage & Peripherals)	923	14,842
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	665	40,385
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	6,445	366,785
RealPage, Inc.* (Software)	391	18,842
Red Hat, Inc.* (Software)	939	164,926
RingCentral, Inc.*—Class A (Software)	366	30,173
Salesforce.com, Inc.* (Software)	4,072	557,742
Science Applications International Corp. (IT Services)	231	14,715
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	1,387	53,524
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	351	16,100
ServiceNow, Inc.* (Software)	953	169,682
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	234	18,442
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	943	63,200
Snap, Inc.* (Interactive Media & Services)	3,702	20,398
Splunk, Inc.* (Software)	783	82,098
SS&C Technologies Holdings, Inc. (Software)	1,149	51,831
Stamps.com, Inc.* (Internet & Direct Marketing Retail)	92	14,319
Symantec Corp. (Software)	3,401	64,262
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	188	6,995
SYNNEX Corp. (Electronic Equipment, Instruments & Components)	225	18,189
Synopsys, Inc.* (Software)	797	67,139
Tableau Software, Inc.*—Class A (Software)	382	45,840
Tech Data Corp.* (Electronic Equipment, Instruments & Components)	203	16,607
Teradata Corp.* (IT Services)	628	24,090
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	953	29,905
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	5,106	482,517
The Ultimate Software Group, Inc.* (Software)	170	41,628
Twilio, Inc.* (IT Services)	423	37,774
Twitter, Inc.* (Interactive Media & Services)	3,845	110,505
Tyler Technologies, Inc.* (Software)	211	39,208
Ubiquiti Networks, Inc. (Communications Equipment)	104	10,339
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	230	21,521
Veeva Systems, Inc.*—Class A (Health Care Technology)	648	57,879
Verint Systems, Inc.* (Software)	346	14,639
VeriSign, Inc.* (IT Services)	564	83,636
Versum Materials, Inc. (Semiconductors & Semiconductor Equipment)	578	16,022
ViaSat, Inc.* (Communications Equipment)	305	17,980
Viavi Solutions, Inc.* (Communications Equipment)	1,213	12,191
VMware, Inc.—Class A (Software)	405	55,538
Western Digital Corp. (Technology Hardware, Storage & Peripherals)	1,537	56,823
Workday, Inc.*—Class A (Software)	780	124,550
Xerox Corp. (Technology Hardware, Storage & Peripherals)	1,105	21,835
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	1,347	114,724
Zayo Group Holdings, Inc.* (Diversified Telecommunication Services)	1,084	24,759
Zendesk, Inc.* (Software)	568	33,154
Zillow Group, Inc.*—Class A (Interactive Media & Services)	268	8,423
Zillow Group, Inc.*—Class C (Interactive Media & Services)	613	19,359
Zscaler, Inc.* (Software)	78	3,058
TOTAL COMMON STOCKS (Cost $7,737,116)		25,844,154

See accompanying notes to financial statements.

282 :: ProFund VP Technology :: Financial Statements

Repurchase Agreements(a) (1.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $415,062	$415,000	$415,000
TOTAL REPURCHASE AGREEMENTS (Cost $415,000)		415,000
TOTAL INVESTMENT SECURITIES (Cost $8,152,116)—99.9%		26,259,154
Net other assets (liabilities)—0.1%		20,138
NET ASSETS—100.0%		$26,279,292

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Technology Index	Goldman Sachs International	1/23/19	2.92%	$409,020	$28,153

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

ProFund VP Technology invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Communications Equipment	$1,567,977	6.0%
Diversified Telecommunication Services	101,433	0.4%
Electronic Equipment, Instruments & Components	99,717	0.4%
Entertainment	11,633	NM
Health Care Technology	210,397	0.8%
Household Durables	40,651	0.2%
Interactive Media & Services	5,277,710	20.1%
Internet & Direct Marketing Retail	217,167	0.8%
IT Services	1,369,302	5.2%
Semiconductors & Semiconductor Equipment	4,518,171	17.2%
Software	8,095,084	30.7%
Technology Hardware, Storage & Peripherals	4,334,912	16.5%
Other**	435,138	1.7%
Total	$26,279,292	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM         Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Technology :: 283

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$8,152,116
Securities, at value	25,844,154
Repurchase agreements, at value	415,000
Total Investment Securities, at value	26,259,154
Cash	35,296
Dividends and interest receivable	5,864
Unrealized appreciation on swap agreements	28,153
Receivable for capital shares issued	58,580
Receivable for investments sold	268
Prepaid expenses	134
TOTAL ASSETS	26,387,449
LIABILITIES:
Payable for investments purchased	35,372
Payable for capital shares redeemed	1,371
Advisory fees payable	17,929
Management services fees payable	2,390
Administration fees payable	2,024
Administrative services fees payable	10,345
Distribution fees payable	16,319
Trustee fees payable	6
Transfer agency fees payable	1,571
Fund accounting fees payable	1,296
Compliance services fees payable	183
Other accrued expenses	19,351
TOTAL LIABILITIES	108,157
NET ASSETS	$26,279,292
NET ASSETS CONSIST OF:
Capital	$9,430,841
Total distributable earnings (loss)	16,848,451
NET ASSETS	$26,279,292
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	655,339
Net Asset Value (offering and redemption price per share)	$40.10

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$420,424
Interest	1,759
TOTAL INVESTMENT INCOME	422,183
EXPENSES:
Advisory fees	240,990
Management services fees	32,132
Administration fees	17,804
Transfer agency fees	17,810
Administrative services fees	60,958
Distribution fees	80,330
Custody fees	5,796
Fund accounting fees	14,221
Trustee fees	879
Compliance services fees	395
Other fees	37,261
TOTAL NET EXPENSES	508,576
NET INVESTMENT INCOME (LOSS)	(86,393)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	943,373
Net realized gains (losses) on swap agreements	(26,148)
Change in net unrealized appreciation/depreciation on investment securities	(1,649,598)
Change in net unrealized appreciation/depreciation on swap agreements	28,237
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(704,136)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(790,529)

See accompanying notes to financial statements.

284 :: ProFund VP Technology :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(86,393)	$(72,450)
Net realized gains (losses) on investments	917,225	1,159,562
Change in net unrealized appreciation/depreciation on investments	(1,621,361)	7,029,950
Change in net assets resulting from operations	(790,529)	8,117,062
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(826,813)	(15,522)
Change in net assets resulting from distributions	(826,813)	(15,522)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	25,936,552	40,316,096
Distributions reinvested	826,813	15,522
Value of shares redeemed	(32,597,649)	(34,021,768)
Change in net assets resulting from capital transactions	(5,834,284)	6,309,850
Change in net assets	(7,451,626)	14,411,390
NET ASSETS:
Beginning of period	33,730,918	19,319,528
End of period	$26,279,292	$33,730,918
SHARE TRANSACTIONS:
Issued	569,968	1,088,903
Reinvested	17,773	399
Redeemed	(734,456)	(907,972)
Change in shares	(146,715)	181,330

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Technology :: 285

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$42.06	$31.12	$27.71	$27.06	$22.91

Investment Activities:
Net investment income (loss)(a)	(0.12)	(0.09)	0.03	(0.03)	(0.03)
Net realized and unrealized gains (losses) on investments	(0.66)	11.05	3.38	0.68	4.18
Total income (loss) from investment activities	(0.78)	10.96	3.41	0.65	4.15

Distributions to Shareholders From:
Net investment income	—	(0.02)	—	—	—
Net realized gains on investments	(1.18)	—	—	—	—
Total distributions	(1.18)	(0.02)	—	—	—

Net Asset Value, End of Period	$40.10	$42.06	$31.12	$27.71	$27.06

Total Return	(2.25)%	35.18%	12.34%	2.40%	18.11%

Ratios to Average Net Assets:
Gross expenses	1.58%	1.56%	1.62%	1.68%	1.68%
Net expenses	1.58%	1.56%	1.62%	1.68%	1.68%
Net investment income (loss)	(0.27)%	(0.25)%	0.09%	(0.12)%	(0.11)%

Supplemental Data:
Net assets, end of period (000’s)	$26,279	$33,731	$19,320	$23,662	$23,227
Portfolio turnover rate(b)	58%	86%	93%	119%	109%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

286 :: ProFund VP Telecommunications :: Management Discussion of Fund Performance

ProFund VP Telecommunications seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select Telecommunications Index(1) (the “Index”). For the year ended December 31, 2018, the Fund had a total return of -15.10%. For the same period, the Index had a total return of -8.45%(2) and a volatility of 17.63%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(3)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the telecommunications sector of the U.S. equity market. Component companies include, among others, regional and long-distance carriers; cellular, satellite and paging service providers; producers of equipment including satellites, mobile telephones, fiber optics, switching devices, teleconferencing equipment and connectivity devices for computers.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Telecommunications from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Telecommunications	-15.10%	0.63%	5.48%
Dow Jones U.S. Select Telecommunications Index	-8.45%	-0.01%	8.02%
Dow Jones U.S. Telecommunications Index	-6.73%	4.09%	8.34%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP Telecommunications	1.72%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Swap Agreements	2%
Total Exposure	101%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Verizon Communications, Inc.	16.0%
AT&T, Inc.	14.8%
Cisco Systems, Inc.	14.0%
T-Mobile U.S., Inc.	4.1%
Motorola Solutions, Inc.	3.8%

Dow Jones U.S. Select Telecommunications Index — Composition

% of Index
Communications Equipment	47%
Diversified Telecommunication Services	42%
Wireless Telecommunication Services	9%
Household Durables	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         After the close of business on September 28, 2018, the Fund’s underlying index changed from the Dow Jones U.S. Telecommunications Index to the Dow Jones U.S. Select Telecommunications Index. This change was made in order to match the Fund’s underlying index to its investment objective.

(2)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(3)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(4)         The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Telecommunications :: 287

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (98.6%)

	Shares	Value
Acacia Communications, Inc.* (Communications Equipment)	1,097	$41,686
ADTRAN, Inc. (Communications Equipment)	2,607	27,999
Applied Optoelectronics, Inc.* (Communications Equipment)	1,242	19,164
Arista Networks, Inc.* (Communications Equipment)	721	151,915
ARRIS International PLC* (Communications Equipment)	3,349	102,379
AT&T, Inc. (Diversified Telecommunication Services)	27,272	778,342
ATN International, Inc. (Diversified Telecommunication Services)	488	34,907
CalAmp Corp.* (Communications Equipment)	1,992	25,916
CenturyLink, Inc. (Diversified Telecommunication Services)	11,425	173,089
Ciena Corp.* (Communications Equipment)	3,034	102,883
Cincinnati Bell, Inc.* (Diversified Telecommunication Services)	2,816	21,908
Cisco Systems, Inc. (Communications Equipment)	17,066	739,470
CommScope Holding Co., Inc.* (Communications Equipment)	4,711	77,213
Comtech Telecommunications Corp. (Communications Equipment)	1,253	30,498
Consolidated Communications Holdings, Inc. (Diversified Telecommunication Services)	3,303	32,634
EchoStar Corp.* (Communications Equipment)	1,527	56,071
Extreme Networks, Inc.* (Communications Equipment)	5,736	34,990
F5 Networks, Inc.* (Communications Equipment)	898	145,503
Finisar Corp.* (Communications Equipment)	3,227	69,703
Frontier Communications Corp.* (Diversified Telecommunication Services)	7,731	18,400
Garmin, Ltd. (Household Durables)	2,011	127,337
Globalstar, Inc.* (Diversified Telecommunication Services)	61,808	39,539
Iridium Communications, Inc.* (Diversified Telecommunication Services)	2,942	54,280
Juniper Networks, Inc. (Communications Equipment)	5,232	140,793
Lumentum Holdings, Inc.* (Communications Equipment)	1,823	76,584
Motorola Solutions, Inc. (Communications Equipment)	1,748	201,090
NETGEAR, Inc.* (Communications Equipment)	1,076	55,984
NetScout Systems, Inc.* (Communications Equipment)	2,218	52,411
ORBCOMM, Inc.* (Diversified Telecommunication Services)	3,895	32,173
Plantronics, Inc. (Communications Equipment)	1,247	41,276
Shenandoah Telecommunications Co. (Wireless Telecommunication Services)	1,377	60,932
Spok Holdings, Inc. (Wireless Telecommunication Services)	1,443	19,134
Sprint Corp.* (Wireless Telecommunication Services)	13,868	80,712
Telephone & Data Systems, Inc. (Wireless Telecommunication Services)	2,305	75,005
T-Mobile U.S., Inc.* (Wireless Telecommunication Services)	3,399	216,210
U.S. Cellular Corp.* (Wireless Telecommunication Services)	675	35,080
Ubiquiti Networks, Inc. (Communications Equipment)	572	56,863
Verizon Communications, Inc. (Diversified Telecommunication Services)	14,969	841,556
ViaSat, Inc.* (Communications Equipment)	1,306	76,989
Viavi Solutions, Inc.* (Communications Equipment)	6,587	66,199
Vonage Holdings Corp.* (Diversified Telecommunication Services)	6,557	57,243
Windstream Holdings, Inc.* (Diversified Telecommunication Services)	4,708	9,840
Zayo Group Holdings, Inc.* (Diversified Telecommunication Services)	4,129	94,306
TOTAL COMMON STOCKS (Cost $4,760,576)		5,196,206

Repurchase Agreements(a) (1.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $68,010	$68,000	$68,000
TOTAL REPURCHASE AGREEMENTS (Cost $68,000)		68,000
TOTAL INVESTMENT SECURITIES (Cost $4,828,576)—99.9%		5,264,206
Net other assets (liabilities)—0.1%		7,305
NET ASSETS—100.0%		$5,271,511

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

288 :: ProFund VP Telecommunications :: Financial Statements

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Select Telecommunications Index	Goldman Sachs International	1/23/19	2.92%	$84,544	$5,923

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

ProFund VP Telecommunications invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Communications Equipment	$2,393,579	45.4%
Diversified Telecommunication Services	2,188,217	41.6%
Household Durables	127,337	2.4%
Wireless Telecommunication Services	487,073	9.2%
Other**	75,305	1.4%
Total	$5,271,511	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Telecommunications :: 289

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$4,828,576
Securities, at value	5,196,206
Repurchase agreements, at value	68,000
Total Investment Securities, at value	5,264,206
Cash	584
Dividends and interest receivable	1,218
Unrealized appreciation on swap agreements	5,923
Receivable for capital shares issued	12,534
Prepaid expenses	30
TOTAL ASSETS	5,284,495
LIABILITIES:
Payable for capital shares redeemed	557
Advisory fees payable	3,416
Management services fees payable	456
Administration fees payable	425
Administrative services fees payable	2,576
Distribution fees payable	2,365
Transfer agency fees payable	330
Fund accounting fees payable	275
Compliance services fees payable	36
Other accrued expenses	2,548
TOTAL LIABILITIES	12,984
NET ASSETS	$5,271,511
NET ASSETS CONSIST OF:
Capital	$6,161,298
Total distributable earnings (loss)	(889,787)
NET ASSETS	$5,271,511
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	185,503
Net Asset Value (offering and redemption price per share)	$28.42

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$312,520
Interest	843
TOTAL INVESTMENT INCOME	313,363
EXPENSES:
Advisory fees	50,668
Management services fees	6,756
Administration fees	3,286
Transfer agency fees	3,364
Administrative services fees	20,545
Distribution fees	16,889
Custody fees	1,564
Fund accounting fees	2,583
Trustee fees	180
Compliance services fees	72
Other fees	2,718
Recoupment of prior expenses reduced by the Advisor	10,270
Total Gross Expenses before reductions	118,895
Expenses reimbursed by third parties	(5,398)
TOTAL NET EXPENSES	113,497
NET INVESTMENT INCOME (LOSS)	199,866
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	329,342
Net realized gains (losses) on swap agreements	(53,079)
Change in net unrealized appreciation/depreciation on investment securities	(1,643,013)
Change in net unrealized appreciation/depreciation on swap agreements	6,493
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,360,257)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,160,391)

See accompanying notes to financial statements.

290 :: ProFund VP Telecommunications :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$199,866	$376,240
Net realized gains (losses) on investments	276,263	(317,507)
Change in net unrealized appreciation/depreciation on investments	(1,636,520)	(977,415)
Change in net assets resulting from operations	(1,160,391)	(918,682)
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(376,240)	(1,001,707)
Change in net assets resulting from distributions	(376,240)	(1,001,707)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	7,314,400	15,201,396
Distributions reinvested	376,240	1,001,707
Value of shares redeemed	(10,254,179)	(20,873,447)
Change in net assets resulting from capital transactions	(2,563,539)	(4,670,344)
Change in net assets	(4,100,170)	(6,590,733)
NET ASSETS:
Beginning of period	9,371,681	15,962,414
End of period	$5,271,511	$9,371,681
SHARE TRANSACTIONS:
Issued	231,165	387,562
Reinvested	12,600	28,968
Redeemed	(322,140)	(544,083)
Change in shares	(78,375)	(127,553)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Telecommunications :: 291

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016(a)	Year Ended Dec. 31, 2015(a)	Year Ended Dec. 31, 2014(a)
Net Asset Value, Beginning of Period	$35.52	$40.78	$34.04	$34.09	$35.09

Investment Activities:
Net investment income (loss)(b)	0.94	1.29	0.99	1.08	0.96
Net realized and unrealized gains (losses) on investments	(6.22)	(2.27)	6.37	(0.53)	(0.72)
Total income (loss) from investment activities	(5.28)	(0.98)	7.36	0.55	0.24

Distributions to Shareholders From:
Net investment income	(1.82)	(1.92)	(0.62)	(0.60)	(1.24)
Net realized gains on investments	—	(2.36)	—	—	—
Total distributions	(1.82)	(4.28)	(0.62)	(0.60)	(1.24)

Net Asset Value, End of Period	$28.42	$35.52	$40.78	$34.04	$34.09

Total Return	(15.10)%	(2.12)%	21.65%	1.52%	0.57%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.72%	1.72%	1.76%	1.78%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	2.96%	3.43%	2.55%	3.12%	2.75%

Supplemental Data:
Net assets, end of period (000’s)	$5,272	$9,372	$15,962	$8,240	$8,931
Portfolio turnover rate(c)	328%	388%	428%	418%	382%

(a)         As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on December 5, 2016.

(b)         Per share net investment income (loss) has been calculated using the average daily shares method.

(c)          Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

292 :: ProFund VP U.S. Government Plus :: Management Discussion of Fund Performance

ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily movement of the most recently issued 30-Year U.S. Treasury Bond ( the “Long Bond”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (1.25x) times the return of the Long Bond for the same period. For periods longer than a single day, the Fund will lose money if the Long Bond’s performance is flat, and it is possible that the Fund will lose money even if the level of the Long Bond rises. For the year ended December 31, 2018, the Fund had a total return of -5.42%. For the same period, the Long Bond, as measured by the Ryan Labs On-The-Run 30 Treasury Index(1), had a total return of -2.62%(2) and a volatility of 10.51%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to one and one-quarter times the daily price movement of the Long Bond.(3)

The Fund takes positions in debt instruments and/or derivatives that, in combination, should have similar daily return characteristics as one and one-quarter times the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of December 31, 2018, the most recent Long Bond carried a maturity date of 11/15/2048 and a 3.375% coupon.

During the year ended December 31, 2018, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in bonds in order to gain leveraged exposure to the Long Bond. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP U.S. Government Plus from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP U.S. Government Plus	-5.42%	5.85%	1.45%
Ryan Labs On-The-Run 30 Year Treasury Index	-2.62%	6.04%	2.50%

Expense Ratios**

Fund	Gross	Net
ProFund VP U.S. Government Plus	1.43%	1.38%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligation	38%
Futures Contracts	9%
Swap Agreements	78%
Total Exposure	125%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP U.S. Government Plus primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The Ryan Labs On-The-Run 30 Year Treasury Index is an index that consists of public obligations of the U.S. Treasury consisting of a single security, the latest issued on-the-run 30 Year Treasury bond. This Index reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. It is not possible to invest directly in an index.

(2)         The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses.

(3)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Long Bond and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP U.S. Government Plus :: 293

Schedule of Portfolio Investments :: December 31, 2018

U.S. Treasury Obligation (38.1%)

	Principal Amount	Value
U.S. Treasury Bond, 3.375%, 11/15/48	$5,640,000	$6,032,156
TOTAL U.S. TREASURY OBLIGATION (Cost $5,674,284)		6,032,156

Repurchase Agreements(a)(b) (44.7%)

Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $7,086,064	7,085,000	7,085,000
TOTAL REPURCHASE AGREEMENTS (Cost $7,085,000)		7,085,000
TOTAL INVESTMENT SECURITIES (Cost $12,759,284)—82.7%		13,117,156
Net other assets (liabilities)—17.3%		2,735,500
NET ASSETS—100.0%		$15,852,656

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $157,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
30-Year US Treasury Bond Futures Contracts	10	3/21/19	$1,461,250	$(15)

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
30-Year U.S. Treasury Bond, 3.375% due on 11/15/48	Citibank North America	1/15/19	2.90%	$2,566,875	$20,505
30-Year U.S. Treasury Bond, 3.375% due on 11/15/48	Societe’ Generale	1/15/19	2.73%	9,839,688	172,630
				$12,406,563	$193,135

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

294 :: ProFund VP U.S. Government Plus :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$12,759,284
Securities, at value	6,032,156
Repurchase agreements, at value	7,085,000
Total Investment Securities, at value	13,117,156
Cash	261
Interest receivable	25,153
Unrealized appreciation on swap agreements	193,135
Receivable for capital shares issued	1,062,504
Receivable from counterparties to swap agreements	416,758
Receivable for investments sold	1,074,006
Prepaid expenses	73
TOTAL ASSETS	15,889,046
LIABILITIES:
Payable for capital shares redeemed	2,675
Variation margin on futures contracts	15
Advisory fees payable	6,180
Management services fees payable	1,236
Administration fees payable	1,052
Administrative services fees payable	5,881
Distribution fees payable	6,791
Transfer agency fees payable	816
Fund accounting fees payable	653
Compliance services fees payable	98
Other accrued expenses	10,993
TOTAL LIABILITIES	36,390
NET ASSETS	$15,852,656
NET ASSETS CONSIST OF:
Capital	$17,283,696
Total distributable earnings (loss)	(1,431,040)
NET ASSETS	$15,852,656
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	684,521
Net Asset Value (offering and redemption price per share)	$23.16

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Interest	$412,407
EXPENSES:
Advisory fees	89,582
Management services fees	17,916
Administration fees	9,597
Transfer agency fees	9,882
Administrative services fees	45,644
Distribution fees	44,791
Custody fees	2,289
Fund accounting fees	7,419
Trustee fees	523
Compliance services fees	196
Other fees	1,111
Recoupment of prior expenses reduced by the Advisor	30,963
Total Gross Expenses before reductions	259,913
Expenses reimbursed by third parties	(12,665)
TOTAL NET EXPENSES	247,248
NET INVESTMENT INCOME (LOSS)	165,159
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(701,273)
Net realized gains (losses) on futures contracts	47,029
Net realized gains (losses) on swap agreements	(1,249,335)
Change in net unrealized appreciation/depreciation on investment securities	129,901
Change in net unrealized appreciation/depreciation on futures contracts	(15)
Change in net unrealized appreciation/depreciation on swap agreements	194,058
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,579,635)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,414,476)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP U.S. Government Plus :: 295

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$165,159	$107,171
Net realized gains (losses) on investments	(1,903,579)	2,121,112
Change in net unrealized appreciation/depreciation on investments	323,944	345,330
Change in net assets resulting from operations	(1,414,476)	2,573,613
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(165,159)	(107,171)
Change in net assets resulting from distributions	(165,159)	(107,171)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	189,907,931	242,213,680
Distributions reinvested	165,070	107,171
Value of shares redeemed	(191,648,508)	(251,941,216)
Change in net assets resulting from capital transactions	(1,575,507)	(9,620,365)
Change in net assets	(3,155,142)	(7,153,923)
NET ASSETS:
Beginning of period	19,007,798	26,161,721
End of period	$15,852,656	$19,007,798
SHARE TRANSACTIONS:
Issued	8,397,032	10,213,470
Reinvested	7,290	4,494
Redeemed	(8,488,504)	(10,602,766)
Change in shares	(84,182)	(384,802)

See accompanying notes to financial statements.

296 :: ProFund VP U.S. Government Plus :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$24.73	$22.68	$22.75	$24.11	$17.71

Investment Activities:
Net investment income (loss)(a)	0.21	0.10	(0.11)	(0.03)	0.04
Net realized and unrealized gains (losses) on investments	(1.57)	2.06	0.04	(1.33)	6.40
Total income (loss) from investment activities	(1.36)	2.16	(0.07)	(1.36)	6.44

Distributions to Shareholders From:
Net investment income	(0.21)	(0.11)	—	—	(0.04)
Return of capital	—	—	—	—	— (b)
Total distributions	(0.21)	(0.11)	—	—	(0.04)

Net Asset Value, End of Period	$23.16	$24.73	$22.68	$22.75	$24.11

Total Return	(5.42)%	9.49%	(0.31)%	(5.64)%	36.39%

Ratios to Average Net Assets:
Gross expenses	1.45%	1.43%	1.42%	1.42%	1.46%
Net expenses	1.38%	1.38%	1.38%	1.38%	1.38%
Net investment income (loss)	0.92%	0.43%	(0.42)%	(0.12)%	0.18%

Supplemental Data:
Net assets, end of period (000’s)	$15,853	$19,008	$26,162	$30,903	$40,574
Portfolio turnover rate(c)	437%	397%	400%	573%	903%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Amount is less than $0.005.

(c)          Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP UltraBull :: 297

ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the S&P 500® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index rises. For the year ended December 31, 2018, the Fund had a total return of -15.50%. For the same period, the Index had a total return of -4.38%(1) and a volatility of 17.12%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as twice the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and an ongoing basis.

During the year ended December 31, 2018, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraBull from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP UltraBull	-15.50%	11.08%	19.94%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraBull	1.54%	1.54%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	22%
Futures Contracts	14%
Swap Agreements	163%
Total Exposure	199%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	0.8%
Apple, Inc.	0.8%
Alphabet, Inc.	0.7%
Amazon.com, Inc.	0.7%
Berkshire Hathaway, Inc.	0.4%

S&P 500 — Composition

% of Index
Information Technology	21%
Health Care	16%
Financials	13%
Communication Services	10%
Consumer Discretionary	10%
Industrials	9%
Consumer Staples	7%
Energy	5%
Utilities	3%
Real Estate	3%
Materials	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

298 :: ProFund VP UltraBull :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (22.1%)

	Shares	Value
3M Co. (Industrial Conglomerates)	144	$27,438
A.O. Smith Corp. (Building Products)	36	1,537
Abbott Laboratories (Health Care Equipment & Supplies)	435	31,464
AbbVie, Inc. (Biotechnology)	372	34,294
ABIOMED, Inc.* (Health Care Equipment & Supplies)	12	3,900
Accenture PLC — Class A (IT Services)	159	22,421
Activision Blizzard, Inc. (Entertainment)	189	8,802
Adobe Systems, Inc.* (Software)	120	27,149
Advance Auto Parts, Inc. (Specialty Retail)	18	2,834
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	219	4,043
Affiliated Managers Group, Inc. (Capital Markets)	12	1,169
Aflac, Inc. (Insurance)	189	8,611
Agilent Technologies, Inc. (Life Sciences Tools & Services)	78	5,262
Air Products & Chemicals, Inc. (Chemicals)	54	8,643
Akamai Technologies, Inc.* (IT Services)	39	2,382
Alaska Air Group, Inc. (Airlines)	30	1,826
Albemarle Corp. (Chemicals)	27	2,081
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	27	3,111
Alexion Pharmaceuticals, Inc.* (Biotechnology)	54	5,257
Align Technology, Inc.* (Health Care Equipment & Supplies)	18	3,770
Allegion PLC (Building Products)	24	1,913
Allergan PLC (Pharmaceuticals)	78	10,425
Alliance Data Systems Corp. (IT Services)	12	1,801
Alliant Energy Corp. (Electric Utilities)	57	2,408
Alphabet, Inc.*—Class A (Interactive Media & Services)	75	78,373
Alphabet, Inc.*—Class C (Interactive Media & Services)	75	77,671
Altria Group, Inc. (Tobacco)	465	22,966
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	102	153,200
Ameren Corp. (Multi-Utilities)	60	3,914
American Airlines Group, Inc. (Airlines)	102	3,275
American Electric Power Co., Inc. (Electric Utilities)	123	9,193
American Express Co. (Consumer Finance)	174	16,586
American International Group, Inc. (Insurance)	219	8,631
American Tower Corp. (Equity Real Estate Investment Trusts)	108	17,084
American Water Works Co., Inc. (Water Utilities)	45	4,085
Ameriprise Financial, Inc. (Capital Markets)	33	3,444
AmerisourceBergen Corp. (Health Care Providers & Services)	39	2,902
AMETEK, Inc. (Electrical Equipment)	57	3,859
Amgen, Inc. (Biotechnology)	159	30,952
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	75	6,076
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	126	5,524
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	93	7,982
ANSYS, Inc.* (Software)	21	3,002
Anthem, Inc. (Health Care Providers & Services)	63	16,546
Aon PLC (Insurance)	60	8,721
Apache Corp. (Oil, Gas & Consumable Fuels)	93	2,441
Apartment Investment & Management Co.— Class A (Equity Real Estate Investment Trusts)	39	1,711
Apple, Inc. (Technology Hardware, Storage & Peripherals)	1,116	176,038
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	243	7,956
Aptiv PLC (Auto Components)	66	4,064
Archer-Daniels-Midland Co. (Food Products)	138	5,654
Arconic, Inc. (Aerospace & Defense)	105	1,770
Arista Networks, Inc.* (Communications Equipment)	12	2,528
Arthur J. Gallagher & Co. (Insurance)	45	3,317
Assurant, Inc. (Insurance)	12	1,073
AT&T, Inc. (Diversified Telecommunication Services)	1,800	51,372
Autodesk, Inc.* (Software)	54	6,945
Automatic Data Processing, Inc. (IT Services)	108	14,161
AutoZone, Inc.* (Specialty Retail)	6	5,030
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	33	5,744
Avery Dennison Corp. (Containers & Packaging)	21	1,886
Baker Hughes, Inc.—Class A (Energy Equipment & Services)	126	2,709
Ball Corp. (Containers & Packaging)	84	3,862
Bank of America Corp. (Banks)	2,256	55,588
Baxter International, Inc. (Health Care Equipment & Supplies)	123	8,096
BB&T Corp. (Banks)	192	8,317
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	66	14,871
Berkshire Hathaway, Inc.*—Class B (Diversified Financial Services)	480	98,006
Best Buy Co., Inc. (Specialty Retail)	57	3,019
Biogen, Inc.* (Biotechnology)	51	15,347
BlackRock, Inc.—Class A (Capital Markets)	30	11,785
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	12	20,669
BorgWarner, Inc. (Auto Components)	51	1,772
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	39	4,389
Boston Scientific Corp.* (Health Care Equipment & Supplies)	342	12,086
Brighthouse Financial, Inc.* (Insurance)	30	914
Bristol-Myers Squibb Co. (Pharmaceuticals)	405	21,052
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	102	25,937
Broadridge Financial Solutions, Inc. (IT Services)	30	2,888
Brown-Forman Corp.—Class B (Beverages)	42	1,998
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	33	2,775

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 299

Common Stocks, continued

	Shares	Value
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	108	$2,414
Cadence Design Systems, Inc.* (Software)	69	3,000
Campbell Soup Co. (Food Products)	48	1,584
Capital One Financial Corp. (Consumer Finance)	117	8,844
Cardinal Health, Inc. (Health Care Providers & Services)	75	3,345
CarMax, Inc.* (Specialty Retail)	42	2,635
Carnival Corp.—Class A (Hotels, Restaurants & Leisure)	99	4,881
Caterpillar, Inc. (Machinery)	147	18,678
CBOE Holdings, Inc. (Capital Markets)	27	2,641
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	78	3,123
CBS Corp.—Class B (Media)	84	3,672
Celanese Corp.—Series A (Chemicals)	33	2,969
Celgene Corp.* (Biotechnology)	174	11,152
Centene Corp.* (Health Care Providers & Services)	51	5,880
CenterPoint Energy, Inc. (Multi-Utilities)	123	3,472
CenturyLink, Inc. (Diversified Telecommunication Services)	234	3,545
Cerner Corp.* (Health Care Technology)	81	4,248
CF Industries Holdings, Inc. (Chemicals)	57	2,480
Charter Communications, Inc.*—Class A (Media)	45	12,824
Chevron Corp. (Oil, Gas & Consumable Fuels)	474	51,566
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	6	2,591
Chubb, Ltd. (Insurance)	114	14,726
Church & Dwight Co., Inc. (Household Products)	60	3,946
Cigna Corp. (Health Care Providers & Services)	93	17,663
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	24	1,480
Cincinnati Financial Corp. (Insurance)	36	2,787
Cintas Corp. (Commercial Services & Supplies)	21	3,528
Cisco Systems, Inc. (Communications Equipment)	1,113	48,227
Citigroup, Inc. (Banks)	603	31,392
Citizens Financial Group, Inc. (Banks)	117	3,478
Citrix Systems, Inc. (Software)	33	3,381
CME Group, Inc. (Capital Markets)	87	16,366
CMS Energy Corp. (Multi-Utilities)	69	3,426
Cognizant Technology Solutions Corp. (IT Services)	144	9,141
Colgate-Palmolive Co. (Household Products)	216	12,856
Comcast Corp.—Class A (Media)	1,122	38,204
Comerica, Inc. (Banks)	39	2,679
ConAgra Foods, Inc. (Food Products)	120	2,563
Concho Resources, Inc.* (Oil, Gas & Consumable Fuels)	51	5,242
ConocoPhillips (Oil, Gas & Consumable Fuels)	285	17,770
Consolidated Edison, Inc. (Multi-Utilities)	78	5,964
Constellation Brands, Inc.—Class A (Beverages)	42	6,754
Copart, Inc.* (Commercial Services & Supplies)	51	2,437
Corning, Inc. (Electronic Equipment, Instruments & Components)	198	5,982
Costco Wholesale Corp. (Food & Staples Retailing)	108	22,001
Coty, Inc. (Personal Products)	111	728
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	102	11,080
CSX Corp. (Road & Rail)	198	12,302
Cummins, Inc. (Machinery)	36	4,811
CVS Health Corp. (Health Care Providers & Services)	321	21,031
D.R. Horton, Inc. (Household Durables)	84	2,911
Danaher Corp. (Health Care Equipment & Supplies)	153	15,777
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	30	2,996
DaVita HealthCare Partners, Inc.* (Health Care Providers & Services)	30	1,544
Deere & Co. (Machinery)	81	12,083
Delta Air Lines, Inc. (Airlines)	153	7,635
Dentsply Sirona, Inc. (Health Care Equipment & Supplies)	54	2,009
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	117	2,637
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	39	3,615
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	51	5,434
Discover Financial Services (Consumer Finance)	84	4,954
Discovery Communications, Inc.*—Class A (Media)	39	965
Discovery Communications, Inc.*—Class C (Media)	90	2,077
Dish Network Corp.*—Class A (Media)	57	1,423
Dollar General Corp. (Multiline Retail)	66	7,133
Dollar Tree, Inc.* (Multiline Retail)	60	5,419
Dominion Resources, Inc. (Multi-Utilities)	186	13,291
Dover Corp. (Machinery)	36	2,554
DowDuPont, Inc. (Chemicals)	567	30,324
DTE Energy Co. (Multi-Utilities)	45	4,964
Duke Energy Corp. (Electric Utilities)	177	15,275
Duke Realty Corp. (Equity Real Estate Investment Trusts)	90	2,331
DXC Technology Co. (IT Services)	69	3,669
E*TRADE Financial Corp. (Capital Markets)	63	2,764
Eastman Chemical Co. (Chemicals)	36	2,632
Eaton Corp. PLC (Electrical Equipment)	108	7,415
eBay, Inc.* (Internet & Direct Marketing Retail)	225	6,316
Ecolab, Inc. (Chemicals)	63	9,283
Edison International (Electric Utilities)	81	4,598
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	51	7,812
Electronic Arts, Inc.* (Entertainment)	75	5,918
Eli Lilly & Co. (Pharmaceuticals)	234	27,078
Emerson Electric Co. (Electrical Equipment)	156	9,322
Entergy Corp. (Electric Utilities)	45	3,873
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	144	12,558
Equifax, Inc. (Professional Services)	30	2,794
Equinix, Inc. (Equity Real Estate Investment Trusts)	21	7,404
Equity Residential (Equity Real Estate Investment Trusts)	90	5,941
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	15	3,678
Everest Re Group, Ltd. (Insurance)	9	1,960

See accompanying notes to financial statements.

300 :: ProFund VP UltraBull :: Financial Statements

Common Stocks, continued

	Shares		Value
Evergy, Inc. (Electric Utilities)	66		$3,747
Eversource Energy (Electric Utilities)	78		5,073
Exelon Corp. (Electric Utilities)	240		10,824
Expedia, Inc. (Internet & Direct Marketing Retail)	30		3,380
Expeditors International of Washington, Inc. (Air Freight & Logistics)	42		2,860
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	30		2,714
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1,047		71,394
F5 Networks, Inc.* (Communications Equipment)	15		2,430
Facebook, Inc.*—Class A (Interactive Media & Services)	594		77,867
Fastenal Co. (Trading Companies & Distributors)	72		3,765
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	18		2,125
FedEx Corp. (Air Freight & Logistics)	60		9,680
Fidelity National Information Services, Inc. (IT Services)	81		8,307
Fifth Third Bancorp (Banks)	162		3,812
First Horizon National Corp. (Banks)	—	(a)	4
First Republic Bank (Banks)	39		3,389
FirstEnergy Corp. (Electric Utilities)	120		4,506
Fiserv, Inc.* (Consumer Finance)	99		7,276
FleetCor Technologies, Inc.* (IT Services)	21		3,900
FLIR Systems, Inc. (Electronic Equipment, Instruments & Components)	33		1,437
Flowserve Corp. (Machinery)	33		1,255
Fluor Corp. (Construction & Engineering)	36		1,159
FMC Corp. (Chemicals)	33		2,441
Foot Locker, Inc. (Specialty Retail)	27		1,436
Ford Motor Co. (Automobiles)	966		7,390
Fortinet, Inc.* (Software)	36		2,535
Fortive Corp. (Machinery)	72		4,872
Fortune Brands Home & Security, Inc. (Building Products)	36		1,368
Franklin Resources, Inc. (Capital Markets)	75		2,225
Freeport-McMoRan, Inc. (Metals & Mining)	357		3,681
Garmin, Ltd. (Household Durables)	30		1,900
Gartner, Inc.* (IT Services)	21		2,685
General Dynamics Corp. (Aerospace & Defense)	69		10,847
General Electric Co. (Industrial Conglomerates)	2,151		16,283
General Mills, Inc. (Food Products)	147		5,724
General Motors Co. (Automobiles)	324		10,837
Genuine Parts Co. (Distributors)	36		3,457
Gilead Sciences, Inc. (Biotechnology)	321		20,079
Global Payments, Inc. (IT Services)	39		4,022
H & R Block, Inc. (Diversified Consumer Services)	51		1,294
Halliburton Co. (Energy Equipment & Services)	216		5,741
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	90		1,128
Harley-Davidson, Inc. (Automobiles)	39		1,331
Harris Corp. (Aerospace & Defense)	30		4,040
Hartford Financial Services Group, Inc. (Insurance)	90		4,001
Hasbro, Inc. (Leisure Products)	30		2,438
HCA Holdings, Inc. (Health Care Providers & Services)	66		8,214
HCP, Inc. (Equity Real Estate Investment Trusts)	117		3,268
Helmerich & Payne, Inc. (Energy Equipment & Services)	27		1,294
Henry Schein, Inc.* (Health Care Providers & Services)	39		3,062
Hess Corp. (Oil, Gas & Consumable Fuels)	63		2,552
Hewlett Packard Enterprises Co. (Technology Hardware, Storage & Peripherals)	351		4,637
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	72		5,170
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	39		1,994
Hologic, Inc.* (Health Care Equipment & Supplies)	66		2,713
Honeywell International, Inc. (Industrial Conglomerates)	183		24,178
Hormel Foods Corp. (Food Products)	66		2,817
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	183		3,051
HP, Inc. (Technology Hardware, Storage & Peripherals)	390		7,979
Humana, Inc. (Health Care Providers & Services)	33		9,454
Huntington Bancshares, Inc. (Banks)	264		3,147
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	12		2,284
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	21		3,906
IHS Markit, Ltd.* (Professional Services)	90		4,317
Illinois Tool Works, Inc. (Machinery)	75		9,502
Illumina, Inc.* (Life Sciences Tools & Services)	36		10,797
Incyte Corp.* (Biotechnology)	45		2,862
Ingersoll-Rand PLC (Machinery)	60		5,474
Intel Corp. (Semiconductors & Semiconductor Equipment)	1,128		52,936
Intercontinental Exchange, Inc. (Capital Markets)	141		10,622
International Business Machines Corp. (IT Services)	225		25,576
International Flavors & Fragrances, Inc. (Chemicals)	24		3,222
International Paper Co. (Containers & Packaging)	99		3,996
Intuit, Inc. (Software)	63		12,402
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	27		12,931
Invesco, Ltd. (Capital Markets)	102		1,707
IPG Photonics Corp.* (Electronic Equipment, Instruments & Components)	9		1,020
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	39		4,531
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	72		2,334
J.B. Hunt Transport Services, Inc. (Road & Rail)	21		1,954
Jack Henry & Associates, Inc. (IT Services)	18		2,277
Jacobs Engineering Group, Inc. (Construction & Engineering)	30		1,754
Jefferies Financial Group, Inc. (Diversified Financial Services)	69		1,198
Johnson & Johnson (Pharmaceuticals)	663		85,560

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 301

Common Stocks, continued

	Shares	Value
Johnson Controls International PLC (Building Products)	228	$6,760
JPMorgan Chase & Co. (Banks)	822	80,243
Juniper Networks, Inc. (Communications Equipment)	84	2,260
Kansas City Southern Industries, Inc. (Road & Rail)	24	2,291
Kellogg Co. (Food Products)	63	3,592
KeyCorp (Banks)	255	3,769
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	45	2,794
Kimberly-Clark Corp. (Household Products)	87	9,913
Kimco Realty Corp. (Equity Real Estate Investment Trusts)	105	1,538
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	468	7,198
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	39	3,490
Kohl’s Corp. (Multiline Retail)	42	2,786
L Brands, Inc. (Specialty Retail)	57	1,463
L3 Technologies, Inc. (Aerospace & Defense)	18	3,126
Laboratory Corp. of America Holdings* (Health Care Providers & Services)	24	3,033
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	39	5,311
Lamb Weston Holding, Inc. (Food Products)	36	2,648
Leggett & Platt, Inc. (Household Durables)	33	1,183
Lennar Corp.—Class A (Household Durables)	72	2,819
Lincoln National Corp. (Insurance)	54	2,771
Linde PLC (Chemicals)	135	21,065
LKQ Corp.* (Distributors)	78	1,851
Lockheed Martin Corp. (Aerospace & Defense)	60	15,710
Loews Corp. (Insurance)	69	3,141
Lowe’s Cos., Inc. (Specialty Retail)	198	18,287
LyondellBasell Industries N.V.—Class A (Chemicals)	78	6,486
M&T Bank Corp. (Banks)	36	5,153
Macy’s, Inc. (Multiline Retail)	75	2,234
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	207	2,968
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	171	10,091
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	69	7,518
Marsh & McLennan Cos., Inc. (Insurance)	126	10,048
Martin Marietta Materials, Inc. (Construction Materials)	15	2,578
Masco Corp. (Building Products)	75	2,193
MasterCard, Inc.—Class A (IT Services)	225	42,445
Mattel, Inc.* (Leisure Products)	84	839
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	69	3,509
McCormick & Co., Inc. (Food Products)	30	4,177
McDonald’s Corp. (Hotels, Restaurants & Leisure)	192	34,093
McKesson Corp. (Health Care Providers & Services)	48	5,303
Medtronic PLC (Health Care Equipment & Supplies)	333	30,290
Merck & Co., Inc. (Pharmaceuticals)	642	49,055
MetLife, Inc. (Insurance)	243	9,977
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	6	3,393
MGM Resorts International (Hotels, Restaurants & Leisure)	123	2,984
Michael Kors Holdings, Ltd.* (Textiles, Apparel & Luxury Goods)	36	1,365
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	57	4,099
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	276	8,757
Microsoft Corp. (Software)	1,911	194,099
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	27	2,584
Mohawk Industries, Inc.* (Household Durables)	15	1,754
Molson Coors Brewing Co.—Class B (Beverages)	45	2,527
Mondelez International, Inc.—Class A (Food Products)	360	14,411
Monster Beverage Corp.* (Beverages)	99	4,873
Moody’s Corp. (Capital Markets)	42	5,882
Morgan Stanley (Capital Markets)	324	12,847
Motorola Solutions, Inc. (Communications Equipment)	39	4,487
MSCI, Inc.—Class A (Capital Markets)	21	3,096
Mylan N.V.* (Pharmaceuticals)	129	3,535
National Oilwell Varco, Inc. (Energy Equipment & Services)	96	2,467
Nektar Therapeutics* (Pharmaceuticals)	42	1,381
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	63	3,759
Netflix, Inc.* (Entertainment)	108	28,907
Newell Rubbermaid, Inc. (Household Durables)	105	1,952
Newfield Exploration Co.* (Oil, Gas & Consumable Fuels)	51	748
Newmont Mining Corp. (Metals & Mining)	132	4,574
News Corp.—Class A (Media)	96	1,090
News Corp.—Class B (Media)	30	347
NextEra Energy, Inc. (Electric Utilities)	117	20,338
Nielsen Holdings PLC (Professional Services)	87	2,030
NIKE, Inc.—Class B (Textiles, Apparel & Luxury Goods)	315	23,353
NiSource, Inc. (Multi-Utilities)	90	2,282
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)	120	2,251
Nordstrom, Inc. (Multiline Retail)	27	1,258
Norfolk Southern Corp. (Road & Rail)	66	9,870
Northern Trust Corp. (Capital Markets)	54	4,514
Northrop Grumman Corp. (Aerospace & Defense)	42	10,286
Norwegian Cruise Line Holdings, Ltd.* (Hotels, Restaurants & Leisure)	54	2,289
NRG Energy, Inc. (Independent Power and Renewable Electricity Producers)	72	2,851
Nucor Corp. (Metals & Mining)	78	4,041
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	150	20,025
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	186	11,417
Omnicom Group, Inc. (Media)	54	3,955

See accompanying notes to financial statements.

302 :: ProFund VP UltraBull :: Financial Statements

Common Stocks, continued

	Shares	Value
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	102	$5,503
Oracle Corp. (Software)	666	30,070
O’Reilly Automotive, Inc.* (Specialty Retail)	21	7,231
PACCAR, Inc. (Machinery)	87	4,971
Packaging Corp. of America (Containers & Packaging)	24	2,003
Parker-Hannifin Corp. (Machinery)	33	4,922
Paychex, Inc. (IT Services)	78	5,082
PayPal Holdings, Inc.* (IT Services)	291	24,470
Pentair PLC (Machinery)	39	1,473
People’s United Financial, Inc. (Banks)	93	1,342
PepsiCo, Inc. (Beverages)	348	38,447
PerkinElmer, Inc. (Life Sciences Tools & Services)	27	2,121
Perrigo Co. PLC (Pharmaceuticals)	30	1,163
Pfizer, Inc. (Pharmaceuticals)	1,431	62,463
PG&E Corp.* (Electric Utilities)	129	3,064
Philip Morris International, Inc. (Tobacco)	384	25,636
Phillips 66 (Oil, Gas & Consumable Fuels)	105	9,046
Pinnacle West Capital Corp. (Electric Utilities)	27	2,300
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	42	5,524
PNC Financial Services Group, Inc. (Banks)	114	13,328
PPG Industries, Inc. (Chemicals)	60	6,134
PPL Corp. (Electric Utilities)	177	5,014
Principal Financial Group, Inc. (Insurance)	66	2,915
Prologis, Inc. (Equity Real Estate Investment Trusts)	156	9,160
Prudential Financial, Inc. (Insurance)	102	8,318
Public Service Enterprise Group, Inc. (Multi-Utilities)	126	6,558
Public Storage (Equity Real Estate Investment Trusts)	36	7,287
PulteGroup, Inc. (Household Durables)	63	1,637
PVH Corp. (Textiles, Apparel & Luxury Goods)	18	1,673
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	30	1,822
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	300	17,073
Quanta Services, Inc. (Construction & Engineering)	36	1,084
Quest Diagnostics, Inc. (Health Care Providers & Services)	33	2,748
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	12	1,242
Raymond James Financial, Inc. (Capital Markets)	33	2,456
Raytheon Co. (Aerospace & Defense)	69	10,581
Realty Income Corp. (Equity Real Estate Investment Trusts)	72	4,539
Red Hat, Inc.* (Software)	45	7,904
Regency Centers Corp. (Equity Real Estate Investment Trusts)	42	2,465
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	18	6,723
Regions Financial Corp. (Banks)	255	3,412
Republic Services, Inc.—Class A (Commercial Services & Supplies)	54	3,893
ResMed, Inc. (Health Care Equipment & Supplies)	36	4,099
Robert Half International, Inc. (Professional Services)	30	1,716
Rockwell Automation, Inc. (Electrical Equipment)	30	4,514
Rollins, Inc. (Commercial Services & Supplies)	36	1,300
Roper Technologies, Inc. (Industrial Conglomerates)	27	7,196
Ross Stores, Inc. (Specialty Retail)	93	7,738
Royal Caribbean Cruises, Ltd. (Hotels, Restaurants & Leisure)	42	4,107
S&P Global, Inc. (Capital Markets)	63	10,706
Salesforce.com, Inc.* (Software)	189	25,887
SBA Communications Corp.* (Equity Real Estate Investment Trusts)	27	4,371
Schlumberger, Ltd. (Energy Equipment & Services)	342	12,340
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	63	2,431
Sealed Air Corp. (Containers & Packaging)	39	1,359
Sempra Energy (Multi-Utilities)	69	7,465
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	78	13,103
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	45	3,016
SL Green Realty Corp. (Equity Real Estate Investment Trusts)	21	1,661
Snap-on, Inc. (Machinery)	15	2,179
Southwest Airlines Co. (Airlines)	126	5,856
Stanley Black & Decker, Inc. (Machinery)	36	4,311
Starbucks Corp. (Hotels, Restaurants & Leisure)	306	19,706
State Street Corp. (Capital Markets)	93	5,866
Stryker Corp. (Health Care Equipment & Supplies)	78	12,227
SunTrust Banks, Inc. (Banks)	111	5,599
SVB Financial Group* (Banks)	12	2,279
Symantec Corp. (Software)	159	3,004
Synchrony Financial (Consumer Finance)	165	3,871
Synopsys, Inc.* (Software)	36	3,033
Sysco Corp. (Food & Staples Retailing)	117	7,331
T. Rowe Price Group, Inc. (Capital Markets)	60	5,539
Take-Two Interactive Software, Inc.* (Entertainment)	27	2,779
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	72	2,430
Target Corp. (Multiline Retail)	129	8,526
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	84	6,352
TechnipFMC PLC (Energy Equipment & Services)	105	2,056
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	237	22,397
Textron, Inc. (Aerospace & Defense)	60	2,759
The AES Corp. (Independent Power and Renewable Electricity Producers)	165	2,386
The Allstate Corp. (Insurance)	84	6,941
The Bank of New York Mellon Corp. (Capital Markets)	225	10,591
The Boeing Co. (Aerospace & Defense)	132	42,570
The Charles Schwab Corp. (Capital Markets)	297	12,334
The Clorox Co. (Household Products)	33	5,087
The Coca-Cola Co. (Beverages)	948	44,888

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 303

Common Stocks, continued

	Shares	Value
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	12	$3,054
The Estee Lauder Cos., Inc.—Class A (Personal Products)	54	7,026
The Gap, Inc. (Specialty Retail)	54	1,391
The Goldman Sachs Group, Inc. (Capital Markets)	87	14,533
The Goodyear Tire & Rubber Co. (Auto Components)	57	1,163
The Hershey Co. (Food Products)	36	3,858
The Home Depot, Inc. (Specialty Retail)	279	47,938
The Interpublic Group of Cos., Inc. (Media)	96	1,980
The JM Smucker Co.—Class A (Food Products)	27	2,524
The Kraft Heinz Co. (Food Products)	153	6,585
The Kroger Co. (Food & Staples Retailing)	198	5,445
The Macerich Co. (Equity Real Estate Investment Trusts)	27	1,169
The Mosaic Co. (Chemicals)	87	2,541
The Nasdaq OMX Group, Inc. (Capital Markets)	27	2,202
The Procter & Gamble Co. (Household Products)	615	56,530
The Progressive Corp. (Insurance)	144	8,688
The Sherwin-Williams Co. (Chemicals)	21	8,263
The Southern Co. (Electric Utilities)	255	11,200
The TJX Cos., Inc. (Specialty Retail)	306	13,690
The Travelers Cos., Inc. (Insurance)	66	7,904
The Walt Disney Co. (Entertainment)	369	40,461
The Western Union Co. (IT Services)	111	1,894
The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	300	6,615
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	99	22,155
Tiffany & Co. (Specialty Retail)	27	2,174
Torchmark Corp. (Insurance)	24	1,789
Total System Services, Inc. (IT Services)	42	3,414
Tractor Supply Co. (Specialty Retail)	30	2,503
TransDigm Group, Inc.* (Aerospace & Defense)	12	4,081
TripAdvisor, Inc.* (Interactive Media & Services)	24	1,295
Twenty-First Century Fox, Inc.—Class A (Entertainment)	261	12,559
Twenty-First Century Fox, Inc.—Class B (Entertainment)	120	5,734
Twitter, Inc.* (Interactive Media & Services)	180	5,173
Tyson Foods, Inc.—Class A (Food Products)	72	3,845
U.S. Bancorp (Banks)	375	17,138
UDR, Inc. (Equity Real Estate Investment Trusts)	69	2,734
Ulta Salon, Cosmetics & Fragrance, Inc.* (Specialty Retail)	15	3,673
Under Armour, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	45	795
Under Armour, Inc.*—Class C (Textiles, Apparel & Luxury Goods)	48	776
Union Pacific Corp. (Road & Rail)	183	25,295
United Continental Holdings, Inc.* (Airlines)	57	4,773
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	171	16,677
United Rentals, Inc.* (Trading Companies & Distributors)	21	2,153
United Technologies Corp. (Aerospace & Defense)	201	21,402
UnitedHealth Group, Inc. (Health Care Providers & Services)	237	59,040
Universal Health Services, Inc.—Class B (Health Care Providers & Services)	21	2,448
Unum Group (Insurance)	54	1,587
V.F. Corp. (Textiles, Apparel & Luxury Goods)	81	5,779
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	105	7,872
Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	24	2,719
Ventas, Inc. (Equity Real Estate Investment Trusts)	87	5,097
VeriSign, Inc.* (IT Services)	27	4,004
Verisk Analytics, Inc.*—Class A (Professional Services)	42	4,580
Verizon Communications, Inc. (Diversified Telecommunication Services)	1,023	57,513
Vertex Pharmaceuticals, Inc.* (Biotechnology)	63	10,440
Viacom, Inc.—Class B (Entertainment)	87	2,236
Visa, Inc.—Class A (Consumer Finance)	435	57,393
Vornado Realty Trust (Equity Real Estate Investment Trusts)	42	2,605
Vulcan Materials Co. (Construction Materials)	33	3,260
W.W. Grainger, Inc. (Trading Companies & Distributors)	12	3,388
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	198	13,529
Wal-Mart Stores, Inc. (Food & Staples Retailing)	351	32,696
Waste Management, Inc. (Commercial Services & Supplies)	96	8,542
Waters Corp.* (Life Sciences Tools & Services)	18	3,396
WEC Energy Group, Inc. (Multi-Utilities)	78	5,402
WellCare Health Plans, Inc.* (Health Care Providers & Services)	12	2,833
Wells Fargo & Co. (Banks)	1,047	48,246
Welltower, Inc. (Equity Real Estate Investment Trusts)	93	6,455
Western Digital Corp. (Technology Hardware, Storage & Peripherals)	72	2,662
WestRock Co. (Containers & Packaging)	63	2,379
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	186	4,066
Whirlpool Corp. (Household Durables)	15	1,603
Willis Towers Watson PLC (Insurance)	33	5,011
Wynn Resorts, Ltd. (Hotels, Restaurants & Leisure)	24	2,374
Xcel Energy, Inc. (Electric Utilities)	126	6,208
Xerox Corp. (Technology Hardware, Storage & Peripherals)	51	1,008
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	63	5,366
Xylem, Inc. (Machinery)	45	3,002
YUM! Brands, Inc. (Hotels, Restaurants & Leisure)	78	7,170
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	51	5,290
Zions Bancorp (Banks)	48	1,956
Zoetis, Inc. (Pharmaceuticals)	120	10,265
TOTAL COMMON STOCKS (Cost $1,627,558)		5,205,095

See accompanying notes to financial statements.

304 :: ProFund VP UltraBull :: Financial Statements

Repurchase Agreements(b)(c) (24.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $5,763,865	$5,763,000	$5,763,000
TOTAL REPURCHASE AGREEMENTS (Cost $5,763,000)		5,763,000
TOTAL INVESTMENT SECURITIES (Cost $7,390,558)—46.7%		10,968,095
Net other assets (liabilities)(d)—53.3%		12,497,257
NET ASSETS—100.0%		$23,465,352

*                 Non-income producing security.

(a)         Number of shares is less than 0.50

(b)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $1,992,000.

(c)          The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(d)         Amount includes $12,180,964 of net receivable for capital shares issued.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures Contracts	27	3/18/19	$3,387,825	$(152,942)

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P 500	Goldman Sachs International	1/28/19	2.97%	$16,595,323	$27,472
SDPR S&P 500 ETF	Goldman Sachs International	1/28/19	2.87%	12,616,953	2,971
				$29,212,276	$30,443
S&P 500	UBS AG	1/28/19	2.92%	$2,951,193	$20,874
SDPR S&P 500 ETF	UBS AG	1/28/19	2.52%	6,161,600	47,614
				$9,112,793	$68,488
				$38,325,069	$98,931

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 305

ProFund VP UltraBull invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Aerospace & Defense	$129,456	0.6%
Air Freight & Logistics	31,992	0.1%
Airlines	23,365	0.1%
Auto Components	6,999	NM
Automobiles	19,558	0.1%
Banks	294,271	1.4%
Beverages	99,487	0.4%
Biotechnology	137,106	0.6%
Building Products	13,771	0.1%
Capital Markets	143,289	0.6%
Chemicals	108,564	0.4%
Commercial Services & Supplies	19,700	0.1%
Communications Equipment	59,932	0.3%
Construction & Engineering	3,997	NM
Construction Materials	5,838	NM
Consumer Finance	98,924	0.4%
Containers & Packaging	15,485	0.1%
Distributors	5,308	NM
Diversified Consumer Services	1,294	NM
Diversified Financial Services	99,204	0.4%
Diversified Telecommunication Services	112,430	0.5%
Electric Utilities	107,621	0.5%
Electrical Equipment	25,110	0.1%
Electronic Equipment, Instruments & Components	23,661	0.1%
Energy Equipment & Services	26,607	0.1%
Entertainment	107,396	0.5%
Equity Real Estate Investment Trusts	150,233	0.7%
Food & Staples Retailing	81,002	0.3%
Food Products	59,982	0.3%
Health Care Equipment & Supplies	177,014	0.8%
Health Care Providers & Services	165,046	0.7%
Health Care Technology	4,248	NM
Hotels, Restaurants & Leisure	95,879	0.4%
Household Durables	15,759	0.1%
Household Products	88,332	0.4%
Independent Power and Renewable Electricity Producers	5,237	NM
Industrial Conglomerates	75,095	0.3%
Insurance	123,831	0.5%
Interactive Media & Services	240,379	0.9%
Internet & Direct Marketing Retail	183,565	0.8%
IT Services	184,539	0.8%
Leisure Products	3,277	NM
Life Sciences Tools & Services	51,655	0.2%
Machinery	80,087	0.3%
Media	66,537	0.3%
Metals & Mining	12,296	0.1%
Multiline Retail	27,356	0.1%
Multi-Utilities	56,738	0.2%
Oil, Gas & Consumable Fuels	250,420	1.1%
Personal Products	7,754	NM
Pharmaceuticals	271,977	1.1%
Professional Services	15,437	0.1%
Real Estate Management & Development	3,123	NM
Road & Rail	51,712	0.2%
Semiconductors & Semiconductor Equipment	193,719	0.8%
Software	322,411	1.4%
Specialty Retail	121,042	0.5%
Technology Hardware, Storage & Peripherals	198,514	0.8%
Textiles, Apparel & Luxury Goods	38,541	0.2%
Tobacco	48,602	0.2%
Trading Companies & Distributors	9,306	NM
Water Utilities	4,085	NM
Other**	18,260,257	77.9%
Total	$23,465,352	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM         Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

306 :: ProFund VP UltraBull :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$7,390,558
Securities, at value	5,205,095
Repurchase agreements, at value	5,763,000
Total Investment Securities, at value	10,968,095
Cash	39,872
Segregated cash balances with brokers	178,200
Dividends and interest receivable	9,777
Unrealized appreciation on swap agreements	98,931
Receivable for capital shares issued	12,181,114
Receivable for investments sold	1,720
Variation margin on futures contracts	31,725
Prepaid expenses	1,852
TOTAL ASSETS	23,511,286
LIABILITIES:
Payable for investments purchased	5,105
Payable for capital shares redeemed	150
Advisory fees payable	10,646
Management services fees payable	1,419
Administration fees payable	1,194
Administrative services fees payable	4,084
Distribution fees payable	6,192
Transfer agency fees payable	927
Fund accounting fees payable	870
Compliance services fees payable	136
Other accrued expenses	15,211
TOTAL LIABILITIES	45,934
NET ASSETS	$23,465,352
NET ASSETS CONSIST OF:
Capital	$29,743,046
Total distributable earnings (loss)	(6,277,694)
NET ASSETS	$23,465,352
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,311,830
Net Asset Value (offering and redemption price per share)	$10.15

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$390,751
Interest	187,718
TOTAL INVESTMENT INCOME	578,469
EXPENSES:
Advisory fees	228,164
Management services fees	30,422
Administration fees	15,999
Transfer agency fees	16,676
Administrative services fees	45,701
Distribution fees	76,055
Custody fees	4,463
Fund accounting fees	15,408
Trustee fees	763
Compliance services fees	349
Other fees	31,360
TOTAL NET EXPENSES	465,360
NET INVESTMENT INCOME (LOSS)	113,109
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(18,401)
Net realized gains (losses) on futures contracts	(290,537)
Net realized gains (losses) on swap agreements	(8,339,305)
Change in net unrealized appreciation/depreciation on investment securities	(2,753,083)
Change in net unrealized appreciation/depreciation on futures contracts	(189,390)
Change in net unrealized appreciation/depreciation on swap agreements	152,055
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(11,438,661)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,325,552)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 307

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$113,109	$(33,521)
Net realized gains (losses) on investments	(8,648,243)	11,070,586
Change in net unrealized appreciation/depreciation on investments	(2,790,418)	2,016,876
Change in net assets resulting from operations	(11,325,552)	13,053,941
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(11,077,999)	(4,217,255)
Change in net assets resulting from distributions	(11,077,999)	(4,217,255)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	1,446,249,207	1,220,298,594
Distributions reinvested	3,186,175	4,217,255
Value of shares redeemed	(1,438,561,232)	(1,252,109,535)
Change in net assets resulting from capital transactions	10,874,150	(27,593,686)
Change in net assets	(11,529,401)	(18,757,000)
NET ASSETS:
Beginning of period	34,994,753	53,751,753
End of period	$23,465,352	$34,994,753
SHARE TRANSACTIONS:
Issued	107,058,368	82,020,940
Reinvested	252,270	313,085
Redeemed	(107,368,357)	(83,952,365)
Change in shares	(57,719)	(1,618,340)

See accompanying notes to financial statements.

308 :: ProFund VP UltraBull :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$14.77	$13.48	$13.96	$16.50	$19.63

Investment Activities:
Net investment income (loss)(a)	0.05	(0.02)	(0.03)	(0.05)	(0.06)
Net realized and unrealized gains (losses) on investments	(1.77)	5.18	2.49	(0.27)	3.73
Total income (loss) from investment activities	(1.72)	5.16	2.46	(0.32)	3.67

Distributions to Shareholders From:
Net realized gains on investments	(2.90)	(3.87)	(2.94)	(2.22)	(6.80)

Net Asset Value, End of Period	$10.15	$14.77	$13.48	$13.96	$16.50

Total Return	(15.50)%	41.02%	18.60%	(2.88)%	23.24%

Ratios to Average Net Assets:
Gross expenses	1.53%	1.60%	1.68%	1.68%	1.78%
Net expenses	1.53%	1.60%	1.68%	1.68%	1.68%
Net investment income (loss)	0.37%	(0.12)%	(0.20)%	(0.35)%	(0.38)%

Supplemental Data:
Net assets, end of period (000’s)	$23,465	$34,995	$53,752	$28,680	$67,317
Portfolio turnover rate(b)	3,297%	2,993%	2,888%	2,578%	2,750%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP UltraMid-Cap :: 309

ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the S&P MidCap 400® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index rises. For the year ended December 31, 2018, the Fund had a total return of -26.77%. For the same period, the Index had a total return of -11.08%(1) and a volatility of 16.15%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as twice the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts. Securities are selected for inclusion in the Index through a process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

During the year ended December 31, 2018, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraMid-Cap from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP UltraMid-Cap	-26.77%	6.40%	20.78%
S&P MidCap 400®	-11.08%	6.03%	13.68%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraMid-Cap	1.65%	1.65%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	55%
Futures Contracts	23%
Swap Agreements	123%
Total Exposure	201%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
NVR, Inc.	0.6%
Teleflex, Inc.	0.4%
Atmos Energy Corp.	0.4%
Domino’s Pizza, Inc.	0.4%
IDEX Corp.	0.4%

S&P MidCap 400® — Composition

% of Index
Financials	15%
Industrials	15%
Information Technology	15%
Consumer Discretionary	12%
Health Care	10%
Real Estate	10%
Materials	7%
Utilities	6%
Energy	4%
Consumer Staples	3%
Communication Services	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

310 :: ProFund VP UltraMid-Cap :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (55.1%)

	Shares	Value
Aaron’s, Inc. (Specialty Retail)	374	$15,727
Acadia Healthcare Co., Inc.* (Health Care Providers & Services)	476	12,238
ACI Worldwide, Inc.* (Software)	646	17,875
Acuity Brands, Inc. (Electrical Equipment)	204	23,450
Adient PLC (Auto Components)	476	7,169
Adtalem Global Education, Inc.* (Diversified Consumer Services)	306	14,480
AECOM Technology Corp.* (Construction & Engineering)	850	22,525
AGCO Corp. (Machinery)	374	20,821
Alexander & Baldwin, Inc.* (Equity Real Estate Investment Trusts)	374	6,874
Alleghany Corp. (Insurance)	68	42,386
Allegheny Technologies, Inc.* (Metals & Mining)	680	14,804
ALLETE, Inc. (Electric Utilities)	272	20,732
Allscripts Healthcare Solutions, Inc.* (Health Care Technology)	952	9,177
AMC Networks, Inc.*—Class A (Media)	238	13,061
American Campus Communities, Inc. (Equity Real Estate Investment Trusts)	748	30,960
American Eagle Outfitters, Inc. (Specialty Retail)	918	17,745
American Financial Group, Inc. (Insurance)	374	33,858
Apergy Corp.* (Energy Equipment & Services)	408	11,049
AptarGroup, Inc. (Containers & Packaging)	340	31,983
Aqua America, Inc. (Water Utilities)	952	32,549
ARRIS International PLC* (Communications Equipment)	884	27,023
Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	476	32,820
ASGN, Inc.* (Professional Services)	272	14,824
Ashland Global Holdings, Inc. (Chemicals)	340	24,126
Aspen Insurance Holdings, Ltd. (Insurance)	340	14,277
Associated Banc-Corp. (Banks)	918	18,167
Atmos Energy Corp. (Gas Utilities)	646	59,897
AutoNation, Inc.* (Specialty Retail)	306	10,924
Avanos Medical, Inc.*—Class I (Health Care Equipment & Supplies)	272	12,183
Avis Budget Group, Inc.* (Road & Rail)	340	7,643
Avnet, Inc. (Electronic Equipment, Instruments & Components)	612	22,093
BancorpSouth Bank (Banks)	510	13,331
Bank of Hawaii Corp. (Banks)	238	16,022
Bank OZK (Banks)	646	14,748
Bed Bath & Beyond, Inc. (Specialty Retail)	748	8,467
Belden, Inc. (Electronic Equipment, Instruments & Components)	204	8,521
Bemis Co., Inc. (Containers & Packaging)	510	23,409
Big Lots, Inc. (Multiline Retail)	204	5,900
Bio-Rad Laboratories, Inc.*—Class A (Life Sciences Tools & Services)	102	23,686
Bio-Techne Corp. (Life Sciences Tools & Services)	204	29,523
Black Hills Corp. (Multi-Utilities)	306	19,211
Blackbaud, Inc. (Software)	272	17,109
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	442	9,185
Brinker International, Inc. (Hotels, Restaurants & Leisure)	204	8,972
Brown & Brown, Inc. (Insurance)	1,258	34,670
Brunswick Corp. (Leisure Products)	476	22,110
Cable One, Inc. (Media)	34	27,883
Cabot Corp. (Chemicals)	340	14,600
CACI International, Inc.*—Class A (IT Services)	136	19,588
Callon Petroleum Co.* (Oil, Gas & Consumable Fuels)	1,224	7,944
Camden Property Trust (Equity Real Estate Investment Trusts)	510	44,905
Cantel Medical Corp. (Health Care Equipment & Supplies)	204	15,188
Carlisle Cos., Inc. (Industrial Conglomerates)	340	34,177
Carpenter Technology Corp. (Metals & Mining)	272	9,686
Cars.com, Inc.* (Interactive Media & Services)	340	7,310
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	238	19,426
Casey’s General Stores, Inc. (Food & Staples Retailing)	204	26,140
Catalent, Inc.* (Pharmaceuticals)	782	24,383
Cathay General Bancorp, Inc. (Banks)	408	13,680
CDK Global, Inc. (Software)	714	34,186
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	272	30,785
Chemed Corp. (Health Care Providers & Services)	102	28,895
Chemical Financial Corp. (Banks)	374	13,692
Chesapeake Energy Corp.* (Oil, Gas & Consumable Fuels)	4,964	10,424
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	68	16,588
Ciena Corp.* (Communications Equipment)	782	26,518
Cinemark Holdings, Inc. (Entertainment)	578	20,692
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	340	11,281
Clean Harbors, Inc.* (Commercial Services & Supplies)	272	13,423
CNO Financial Group, Inc. (Insurance)	884	13,154
CNX Resources Corp.* (Oil, Gas & Consumable Fuels)	1,122	12,813
Cognex Corp. (Electronic Equipment, Instruments & Components)	952	36,814
Coherent, Inc.* (Electronic Equipment, Instruments & Components)	136	14,377
Commerce Bancshares, Inc. (Banks)	544	30,665
Commercial Metals Co. (Metals & Mining)	646	10,349
CommVault Systems, Inc.* (Software)	204	12,054
Compass Minerals International, Inc. (Metals & Mining)	170	7,087
Core Laboratories N.V. (Energy Equipment & Services)	238	14,199
Corecivic, Inc. (Equity Real Estate Investment Trusts)	646	11,518
CoreLogic, Inc.* (IT Services)	442	14,772
CoreSite Realty Corp. (Equity Real Estate Investment Trusts)	204	17,795

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraMid-Cap :: 311

Common Stocks, continued

	Shares	Value
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)	578	$12,155
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	2,278	17,996
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	136	21,741
Crane Co. (Machinery)	272	19,633
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	544	23,270
Cullen/Frost Bankers, Inc. (Banks)	340	29,900
Curtiss-Wright Corp. (Aerospace & Defense)	238	24,305
Cypress Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	1,972	25,084
CyrusOne, Inc. (Equity Real Estate Investment Trusts)	578	30,565
Dana Holding Corp. (Auto Components)	782	10,659
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	170	21,752
Delphi Technologies PLC (Auto Components)	476	6,816
Deluxe Corp. (Commercial Services & Supplies)	238	9,149
Diamond Offshore Drilling, Inc.* (Energy Equipment & Services)	340	3,210
Dick’s Sporting Goods, Inc. (Specialty Retail)	408	12,730
Dillard’s, Inc.—Class A (Multiline Retail)	102	6,152
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	238	59,021
Domtar Corp. (Paper & Forest Products)	340	11,944
Donaldson Co., Inc. (Machinery)	680	29,505
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)	884	30,171
Dril-Quip, Inc.* (Energy Equipment & Services)	204	6,126
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)	442	28,341
Dycom Industries, Inc.* (Construction & Engineering)	170	9,187
Eagle Materials, Inc. (Construction Materials)	238	14,525
East West Bancorp, Inc. (Banks)	782	34,041
Eaton Vance Corp. (Capital Markets)	646	22,726
Edgewell Personal Care Co.* (Personal Products)	306	11,429
Eldorado Resorts, Inc.* (Hotels, Restaurants & Leisure)	340	12,311
EMCOR Group, Inc. (Construction & Engineering)	306	18,265
Encompass Health Corp. (Health Care Providers & Services)	544	33,565
Energizer Holdings, Inc. (Household Products)	340	15,351
EnerSys (Electrical Equipment)	238	18,471
Ensco PLCADR—Class A (Energy Equipment & Services)	2,380	8,473
EPR Properties (Equity Real Estate Investment Trusts)	408	26,124
EQT Corp. (Oil, Gas & Consumable Fuels)	1,394	26,333
Equitrans Midstream Corp.* (Oil, Gas & Consumable Fuels)	1,122	22,462
Esterline Technologies Corp.* (Aerospace & Defense)	136	16,517
Evercore Partners, Inc.—Class A (Capital Markets)	204	14,598
Exelixis, Inc.* (Biotechnology)	1,632	32,102
F.N.B. Corp. (Banks)	1,768	17,397
FactSet Research Systems, Inc. (Capital Markets)	204	40,827
Fair Isaac Corp.* (Software)	170	31,790
Federated Investors, Inc.—Class B (Capital Markets)	510	13,541
First American Financial Corp. (Insurance)	612	27,320
First Horizon National Corp. (Banks)	1,768	23,267
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	680	19,625
First Solar, Inc.* (Semiconductors & Semiconductor Equipment)	408	17,322
Five Below, Inc.* (Specialty Retail)	306	31,310
Flowers Foods, Inc. (Food Products)	986	18,211
Fulton Financial Corp. (Banks)	952	14,737
GATX Corp. (Trading Companies & Distributors)	204	14,445
Genesee & Wyoming, Inc.*—Class A (Road & Rail)	306	22,650
Gentex Corp. (Auto Components)	1,428	28,859
Genworth Financial, Inc.*—Class A (Insurance)	2,720	12,675
Globus Medical, Inc.*—Class A (Health Care Equipment & Supplies)	408	17,658
Graco, Inc. (Machinery)	918	38,418
Graham Holdings Co.—Class B (Diversified Consumer Services)	34	21,780
Granite Construction, Inc. (Construction & Engineering)	238	9,587
Greif, Inc.—Class A (Containers & Packaging)	136	5,047
Haemonetics Corp.* (Health Care Equipment & Supplies)	272	27,214
Hancock Holding Co. (Banks)	476	16,493
Hawaiian Electric Industries, Inc. (Electric Utilities)	578	21,166
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	680	19,339
Healthcare Services Group, Inc. (Commercial Services & Supplies)	408	16,393
HealthEquity, Inc.* (Health Care Providers & Services)	306	18,253
Helen of Troy, Ltd.* (Household Durables)	136	17,840
Herman Miller, Inc. (Commercial Services & Supplies)	306	9,257
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts)	578	22,363
Hill-Rom Holdings, Inc. (Health Care Equipment & Supplies)	374	33,118
HNI Corp. (Commercial Services & Supplies)	238	8,432
Home BancShares, Inc. (Banks)	850	13,889
Hospitality Properties Trust (Equity Real Estate Investment Trusts)	884	21,110
Hubbell, Inc. (Electrical Equipment)	306	30,398
ICU Medical, Inc.* (Health Care Equipment & Supplies)	102	23,422
IDACORP, Inc. (Electric Utilities)	272	25,312
IDEX Corp. (Machinery)	408	51,513
Ingredion, Inc. (Food Products)	374	34,183
Inogen, Inc.* (Health Care Equipment & Supplies)	102	12,665
Insperity, Inc. (Professional Services)	204	19,045

See accompanying notes to financial statements.

312 :: ProFund VP UltraMid-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	374	$16,867
Integrated Device Technology, Inc.* (Semiconductors & Semiconductor Equipment)	714	34,578
Interactive Brokers Group, Inc.—Class A (Capital Markets)	408	22,297
InterDigital, Inc. (Communications Equipment)	170	11,293
International Bancshares Corp. (Banks)	306	10,526
International Speedway Corp.—Class A (Hotels, Restaurants & Leisure)	136	5,965
ITT, Inc. (Machinery)	476	22,977
j2 Global, Inc. (Software)	238	16,512
Jabil, Inc. (Electronic Equipment, Instruments & Components)	782	19,386
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	136	10,558
Janus Henderson Group PLC (Capital Markets)	918	19,021
JBG Smith Properties (Equity Real Estate Investment Trusts)	578	20,120
JetBlue Airways Corp.* (Airlines)	1,666	26,756
John Wiley & Sons, Inc.—Class A (Media)	238	11,179
Jones Lang LaSalle, Inc. (Real Estate Management & Development)	238	30,131
KB Home (Household Durables)	476	9,092
KBR, Inc. (Construction & Engineering)	782	11,871
Kemper Corp. (Insurance)	340	22,569
Kennametal, Inc. (Machinery)	442	14,710
Kilroy Realty Corp. (Equity Real Estate Investment Trusts)	544	34,207
Kirby Corp.* (Marine)	306	20,612
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	680	17,048
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts)	476	32,930
Lancaster Colony Corp. (Food Products)	102	18,040
Landstar System, Inc. (Road & Rail)	238	22,769
Legg Mason, Inc. (Capital Markets)	476	12,143
Leidos Holdings, Inc. (IT Services)	816	43,019
LendingTree, Inc.* (Thrifts & Mortgage Finance)	34	7,465
Lennox International, Inc. (Building Products)	204	44,647
Liberty Property Trust (Equity Real Estate Investment Trusts)	816	34,174
Life Storage, Inc. (Equity Real Estate Investment Trusts)	238	22,132
Ligand Pharmaceuticals, Inc.*—Class B (Biotechnology)	102	13,841
Lincoln Electric Holdings, Inc. (Machinery)	340	26,809
Littelfuse, Inc. (Electronic Equipment, Instruments & Components)	136	23,321
LivaNova PLC* (Health Care Equipment & Supplies)	272	24,880
Live Nation Entertainment, Inc.* (Entertainment)	748	36,840
LiveRamp Holdings, Inc.* (IT Services)	408	15,761
LogMeIn, Inc. (Software)	272	22,187
Louisiana-Pacific Corp. (Paper & Forest Products)	782	17,376
Lumentum Holdings, Inc.* (Communications Equipment)	408	17,140
Mack-Cali Realty Corp. (Equity Real Estate Investment Trusts)	476	9,325
Mallinckrodt PLC* (Pharmaceuticals)	442	6,984
Manhattan Associates, Inc.* (Software)	340	14,406
ManpowerGroup, Inc. (Professional Services)	340	22,032
MarketAxess Holdings, Inc. (Capital Markets)	204	43,107
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	238	16,781
Masimo Corp.* (Health Care Equipment & Supplies)	272	29,205
MasTec, Inc.* (Construction & Engineering)	340	13,790
Matador Resources Co.* (Oil, Gas & Consumable Fuels)	578	8,976
MAXIMUS, Inc. (IT Services)	340	22,131
MB Financial, Inc. (Banks)	442	17,516
McDermott International, Inc.* (Energy Equipment & Services)	986	6,448
MDU Resources Group, Inc. (Multi-Utilities)	1,054	25,127
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	1,972	31,710
Medidata Solutions, Inc.* (Health Care Technology)	340	22,923
MEDNAX, Inc.* (Health Care Providers & Services)	476	15,708
Mercury General Corp. (Insurance)	136	7,033
Meredith Corp. (Media)	204	10,596
Minerals Technologies, Inc. (Chemicals)	204	10,473
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	306	19,771
Molina Healthcare, Inc.* (Health Care Providers & Services)	340	39,514
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	204	23,715
MSA Safety, Inc. (Commercial Services & Supplies)	204	19,232
MSC Industrial Direct Co., Inc.—Class A (Trading Companies & Distributors)	238	18,307
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	884	20,677
Murphy USA, Inc.* (Specialty Retail)	170	13,029
National Fuel Gas Co. (Gas Utilities)	476	24,362
National Instruments Corp. (Electronic Equipment, Instruments & Components)	612	27,773
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)	850	41,234
Navient Corp. (Consumer Finance)	1,258	11,083
NCR Corp.* (Technology Hardware, Storage & Peripherals)	646	14,910
NetScout Systems, Inc.* (Communications Equipment)	374	8,838
New Jersey Resources Corp. (Gas Utilities)	476	21,739
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	2,652	24,956
NewMarket Corp. (Chemicals)	34	14,011
Nordson Corp. (Machinery)	272	32,463
NorthWestern Corp. (Multi-Utilities)	272	16,168
NOW, Inc.* (Trading Companies & Distributors)	578	6,728
Nu Skin Enterprises, Inc.—Class A (Personal Products)	306	18,767
NuVasive, Inc.* (Health Care Equipment & Supplies)	272	13,480
nVent Electric PLC (Electrical Equipment)	884	19,855
NVR, Inc.* (Household Durables)	34	82,858

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraMid-Cap :: 313

Common Stocks, continued

	Shares	Value
Oasis Petroleum, Inc.* (Oil, Gas & Consumable Fuels)	1,462	$8,085
Oceaneering International, Inc.* (Energy Equipment & Services)	544	6,582
OGE Energy Corp. (Electric Utilities)	1,088	42,639
Old Dominion Freight Line, Inc. (Road & Rail)	340	41,986
Old Republic International Corp. (Insurance)	1,530	31,472
Olin Corp. (Chemicals)	918	18,461
Ollie’s Bargain Outlet Holdings, Inc.* (Multiline Retail)	272	18,090
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)	1,088	38,243
ONE Gas, Inc. (Gas Utilities)	272	21,651
Oshkosh Corp. (Machinery)	374	22,930
Owens-Illinois, Inc.* (Containers & Packaging)	850	14,654
PacWest Bancorp (Banks)	646	21,499
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)	136	5,414
Patterson Cos., Inc. (Health Care Providers & Services)	442	8,690
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	1,190	12,317
PBF Energy, Inc.—Class A (Oil, Gas & Consumable Fuels)	646	21,105
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts)	680	19,251
Penn National Gaming, Inc.* (Hotels, Restaurants & Leisure)	578	10,884
Perspecta, Inc. (IT Services)	782	13,466
Pinnacle Financial Partners, Inc. (Banks)	408	18,809
Pitney Bowes, Inc. (Commercial Services & Supplies)	1,020	6,028
Plantronics, Inc. (Communications Equipment)	170	5,627
PNM Resources, Inc. (Electric Utilities)	442	18,162
Polaris Industries, Inc. (Leisure Products)	306	23,464
PolyOne Corp. (Chemicals)	442	12,641
Pool Corp. (Distributors)	204	30,325
Post Holdings, Inc.* (Food Products)	374	33,335
Potlatch Corp. (Equity Real Estate Investment Trusts)	436	13,795
PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	306	28,140
Prestige Brands Holdings, Inc.* (Pharmaceuticals)	272	8,399
Primerica, Inc. (Insurance)	238	23,255
Prosperity Bancshares, Inc. (Banks)	374	23,300
PTC, Inc.* (Software)	578	47,917
QEP Resources, Inc.* (Oil, Gas & Consumable Fuels)	1,292	7,274
Range Resources Corp. (Oil, Gas & Consumable Fuels)	1,122	10,738
Rayonier, Inc. (Equity Real Estate Investment Trusts)	714	19,771
Realogy Holdings Corp. (Real Estate Management & Development)	646	9,483
Regal Beloit Corp. (Electrical Equipment)	238	16,672
Reinsurance Group of America, Inc. (Insurance)	340	47,678
Reliance Steel & Aluminum Co. (Metals & Mining)	374	26,618
RenaissanceRe Holdings, Ltd. (Insurance)	204	27,275
Resideo Technologies, Inc.* (Building Products)	680	13,974
Rowan Cos. PLC*—Class A (Energy Equipment & Services)	680	5,705
Royal Gold, Inc. (Metals & Mining)	340	29,121
RPM International, Inc. (Chemicals)	714	41,970
Ryder System, Inc. (Road & Rail)	272	13,097
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	986	16,249
Sabre Corp. (IT Services)	1,496	32,373
Sally Beauty Holdings, Inc.* (Specialty Retail)	646	11,014
Sanderson Farms, Inc. (Food Products)	102	10,128
Science Applications International Corp. (IT Services)	238	15,161
Scientific Games Corp.*—Class A (Hotels, Restaurants & Leisure)	306	5,471
SEI Investments Co. (Capital Markets)	714	32,987
Senior Housing Properties Trust (Equity Real Estate Investment Trusts)	1,292	15,142
Sensient Technologies Corp. (Chemicals)	238	13,292
Service Corp. International (Diversified Consumer Services)	986	39,696
Signature Bank (Banks)	306	31,461
Signet Jewelers, Ltd. (Specialty Retail)	272	8,641
Silgan Holdings, Inc. (Containers & Packaging)	408	9,637
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	238	18,757
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	374	20,806
Skechers U.S.A., Inc.*—Class A (Textiles, Apparel & Luxury Goods)	714	16,343
SLM Corp.* (Consumer Finance)	2,380	19,778
SM Energy Co. (Oil, Gas & Consumable Fuels)	544	8,421
Sonoco Products Co. (Containers & Packaging)	544	28,903
Sotheby’s*—Class A (Diversified Consumer Services)	204	8,107
Southwest Gas Corp. (Gas Utilities)	272	20,808
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	3,162	10,782
Sprouts Farmers Market, Inc.* (Food & Staples Retailing)	680	15,987
Steel Dynamics, Inc. (Metals & Mining)	1,258	37,790
Stericycle, Inc.* (Commercial Services & Supplies)	476	17,464
STERIS PLC (Health Care Equipment & Supplies)	476	50,861
Sterling Bancorp (Banks)	1,224	20,208
Stifel Financial Corp. (Capital Markets)	408	16,899
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	204	7,591
Syneos Health, Inc.* (Life Sciences Tools & Services)	340	13,379
SYNNEX Corp. (Electronic Equipment, Instruments & Components)	238	19,240
Synovus Financial Corp. (Banks)	918	29,367
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts)	510	10,312
Taubman Centers, Inc. (Equity Real Estate Investment Trusts)	340	15,467
TCF Financial Corp. (Banks)	918	17,892
Tech Data Corp.* (Electronic Equipment, Instruments & Components)	204	16,689
TEGNA, Inc. (Media)	1,156	12,566

See accompanying notes to financial statements.

314 :: ProFund VP UltraMid-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Teledyne Technologies, Inc.* (Aerospace & Defense)	204	$42,242
Teleflex, Inc. (Health Care Equipment & Supplies)	238	61,518
Telephone & Data Systems, Inc. (Wireless Telecommunication Services)	510	16,595
Tempur Sealy International, Inc.* (Household Durables)	238	9,853
Tenet Healthcare Corp.* (Health Care Providers & Services)	442	7,576
Teradata Corp.* (IT Services)	646	24,781
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	986	30,940
Terex Corp. (Machinery)	340	9,374
Texas Capital Bancshares, Inc.* (Banks)	272	13,896
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	374	22,328
The Boston Beer Co., Inc.*—Class A (Beverages)	34	8,189
The Brink’s Co. (Commercial Services & Supplies)	272	17,585
The Cheesecake Factory, Inc. (Hotels, Restaurants & Leisure)	238	10,355
The Chemours Co. (Chemicals)	918	25,907
The Dun & Bradstreet Corp. (Professional Services)	204	29,119
The GEO Group, Inc. (Equity Real Estate Investment Trusts)	646	12,726
The Hain Celestial Group, Inc.* (Food Products)	476	7,549
The Hanover Insurance Group, Inc. (Insurance)	238	27,791
The Michaels Cos., Inc.* (Specialty Retail)	476	6,445
The New York Times Co.—Class A (Media)	782	17,431
The Scotts Miracle-Gro Co.—Class A (Chemicals)	204	12,538
The Timken Co. (Machinery)	374	13,958
The Toro Co. (Machinery)	578	32,299
The Ultimate Software Group, Inc.* (Software)	170	41,628
The Wendy’s Co. (Hotels, Restaurants & Leisure)	1,020	15,922
Thor Industries, Inc. (Automobiles)	272	14,144
Toll Brothers, Inc. (Household Durables)	748	24,632
Tootsie Roll Industries, Inc. (Food Products)	102	3,407
Transocean, Ltd.* (Energy Equipment & Services)	2,754	19,113
TreeHouse Foods, Inc.* (Food Products)	306	15,517
TRI Pointe Group, Inc.* (Household Durables)	782	8,547
Trimble Navigation, Ltd.* (Electronic Equipment, Instruments & Components)	1,360	44,758
Trinity Industries, Inc. (Machinery)	782	16,101
Trustmark Corp. (Banks)	374	10,633
Tupperware Brands Corp. (Household Durables)	272	8,587
Tyler Technologies, Inc.* (Software)	204	37,907
UGI Corp. (Gas Utilities)	952	50,789
UMB Financial Corp. (Banks)	238	14,511
Umpqua Holdings Corp. (Banks)	1,190	18,921
United Bankshares, Inc. (Banks)	544	16,924
United States Steel Corp. (Metals & Mining)	952	17,364
United Therapeutics Corp.* (Biotechnology)	238	25,918
Uniti Group, Inc. (Equity Real Estate Investment Trusts)	986	15,352
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	238	22,270
Urban Edge Properties (Equity Real Estate Investment Trusts)	612	10,171
Urban Outfitters, Inc.* (Specialty Retail)	408	13,546
Valley National Bancorp (Banks)	1,802	16,002
Valmont Industries, Inc. (Construction & Engineering)	136	15,089
Valvoline, Inc. (Chemicals)	1,020	19,737
Vectren Corp. (Multi-Utilities)	442	31,815
Versum Materials, Inc. (Semiconductors & Semiconductor Equipment)	578	16,022
ViaSat, Inc.* (Communications Equipment)	306	18,039
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	714	12,859
Visteon Corp.* (Auto Components)	170	10,248
W.R. Berkley Corp. (Insurance)	510	37,694
Wabtec Corp. (Machinery)	476	33,439
Washington Federal, Inc. (Thrifts & Mortgage Finance)	442	11,806
Watsco, Inc. (Trading Companies & Distributors)	170	23,654
Webster Financial Corp. (Banks)	510	25,138
Weight Watchers International, Inc.* (Diversified Consumer Services)	204	7,864
Weingarten Realty Investors (Equity Real Estate Investment Trusts)	646	16,027
Werner Enterprises, Inc. (Road & Rail)	238	7,031
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	408	39,996
WEX, Inc.* (IT Services)	238	33,334
Williams-Sonoma, Inc. (Specialty Retail)	442	22,299
Wintrust Financial Corp. (Banks)	306	20,346
Woodward, Inc. (Machinery)	306	22,733
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	374	8,007
World Wrestling Entertainment, Inc.—Class A (Entertainment)	238	17,783
Worthington Industries, Inc. (Metals & Mining)	204	7,107
WPX Energy, Inc.* (Oil, Gas & Consumable Fuels)	2,142	24,312
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)	544	19,497
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	544	24,681
Yelp, Inc.* (Interactive Media & Services)	408	14,276
Zebra Technologies Corp.*—Class A (Electronic Equipment, Instruments & Components)	306	48,723
TOTAL COMMON STOCKS (Cost $4,666,340)		8,090,237

Repurchase Agreements(a)(b) (35.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $5,147,773	$5,147,000	$5,147,000
TOTAL REPURCHASE AGREEMENTS (Cost $5,147,000)		5,147,000
TOTAL INVESTMENT SECURITIES (Cost $9,813,340)—90.2%		13,237,237
Net other assets (liabilities)—9.8%		1,438,496
NET ASSETS—100.0%		$14,675,733

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraMid-Cap :: 315

*                 Non-income producing security.

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $2,083,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ADR    American Depositary Receipt

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini S&P MidCap 400 Futures Contracts	20	3/18/19	$3,327,400	$(136,636)

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P MidCap 400	Goldman Sachs International	1/28/19	2.87%	$1,885,334	$16,715
SPDR S&P MidCap 400 ETF	Goldman Sachs International	1/28/19	2.62%	7,125,791	66,002
				$9,011,125	$82,717
S&P MidCap 400	UBS AG	1/28/19	2.87%	$5,992,091	$7,429
SPDR S&P MidCap 400 ETF	UBS AG	1/28/19	2.72%	3,066,620	55,869
				$9,058,711	$63,298
				$18,069,836	$146,015

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

ProFund VP UltraMid-Cap invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Aerospace & Defense	$83,064	0.6%
Airlines	26,756	0.2%
Auto Components	63,751	0.4%
Automobiles	14,144	0.1%
Banks	596,978	4.1%
Beverages	8,189	0.1%
Biotechnology	71,861	0.5%
Building Products	58,621	0.4%
Capital Markets	238,146	1.6%
Chemicals	207,756	1.4%
Commercial Services & Supplies	116,963	0.8%
Communications Equipment	114,478	0.8%
Construction & Engineering	100,314	0.7%
Construction Materials	14,525	0.1%
Consumer Finance	30,861	0.2%
Containers & Packaging	113,633	0.8%
Distributors	30,325	0.2%
Diversified Consumer Services	91,927	0.6%
Electric Utilities	128,011	0.9%
Electrical Equipment	108,846	0.7%
Electronic Equipment, Instruments & Components	327,374	2.2%
Energy Equipment & Services	93,222	0.6%
Entertainment	75,315	0.5%
Equity Real Estate Investment Trusts	739,838	5.0%
Food & Staples Retailing	42,127	0.3%
Food Products	140,370	0.9%
Gas Utilities	199,246	1.4%
Health Care Equipment & Supplies	378,255	2.5%
Health Care Providers & Services	164,439	1.1%
Health Care Technology	32,100	0.2%
Hotels, Restaurants & Leisure	324,821	2.3%
Household Durables	161,409	1.1%
Household Products	15,351	0.1%
Industrial Conglomerates	34,177	0.2%
Insurance	403,107	2.7%
Interactive Media & Services	21,586	0.1%
IT Services	234,386	1.6%
Leisure Products	45,574	0.3%
Life Sciences Tools & Services	125,513	0.9%
Machinery	407,683	2.8%
Marine	20,612	0.1%
Media	92,716	0.7%
Metals & Mining	159,926	1.1%
Multiline Retail	30,142	0.2%
Multi-Utilities	92,321	0.6%
Oil, Gas & Consumable Fuels	208,353	1.5%
Paper & Forest Products	29,320	0.2%
Personal Products	30,196	0.2%
Pharmaceuticals	39,766	0.3%
Professional Services	85,020	0.6%
Real Estate Management & Development	39,614	0.3%

See accompanying notes to financial statements.

316 :: ProFund VP UltraMid-Cap :: Financial Statements

	Value	% of Net Assets
Road & Rail	$132,224	0.9%
Semiconductors & Semiconductor Equipment	250,601	1.7%
Software	293,571	2.0%
Specialty Retail	171,877	1.2%
Technology Hardware, Storage & Peripherals	14,910	0.1%
Textiles, Apparel & Luxury Goods	57,521	0.4%
Thrifts & Mortgage Finance	44,227	0.3%
Trading Companies & Distributors	63,134	0.4%
Water Utilities	32,549	0.2%
Wireless Telecommunication Services	16,595	0.1%
Other**	6,585,496	44.9%
Total	$14,675,733	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraMid-Cap :: 317

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$9,813,340
Securities, at value	8,090,237
Repurchase agreements, at value	5,147,000
Total Investment Securities, at value	13,237,237
Cash	994
Segregated cash balances with brokers	144,320
Dividends and interest receivable	11,345
Unrealized appreciation on swap agreements	146,015
Receivable for capital shares issued	3,112,774
Variation margin on futures contracts	27,652
Prepaid expenses	1,442
TOTAL ASSETS	16,681,779
LIABILITIES:
Payable for investments purchased	8,702
Payable for capital shares redeemed	1,956,036
Advisory fees payable	10,648
Management services fees payable	1,420
Administration fees payable	1,196
Administrative services fees payable	6,058
Distribution fees payable	4,956
Transfer agency fees payable	928
Fund accounting fees payable	844
Compliance services fees payable	118
Other accrued expenses	15,140
TOTAL LIABILITIES	2,006,046
NET ASSETS	$14,675,733
NET ASSETS CONSIST OF:
Capital	$15,359,410
Total distributable earnings (loss)	(683,677)
NET ASSETS	$14,675,733
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	352,621
Net Asset Value (offering and redemption price per share)	$41.62

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$248,120
Interest	138,015
Foreign tax withholding	(145)
TOTAL INVESTMENT INCOME	385,990
EXPENSES:
Advisory fees	183,336
Management services fees	24,445
Administration fees	13,159
Transfer agency fees	13,655
Administrative services fees	65,972
Distribution fees	61,112
Custody fees	3,657
Fund accounting fees	12,625
Trustee fees	710
Compliance services fees	302
Other fees	25,359
Recoupment of prior expenses reduced by the Advisor	5,252
TOTAL NET EXPENSES	409,584
NET INVESTMENT INCOME (LOSS)	(23,594)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	2,118,350
Net realized gains (losses) on futures contracts	(390,259)
Net realized gains (losses) on swap agreements	(3,991,236)
Change in net unrealized appreciation/depreciation on investment securities	(3,665,061)
Change in net unrealized appreciation/depreciation on futures contracts	(180,524)
Change in net unrealized appreciation/depreciation on swap agreements	191,354
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(5,917,376)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,940,970)

See accompanying notes to financial statements.

318 :: ProFund VP UltraMid-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(23,594)	$(106,354)
Net realized gains (losses) on investments	(2,263,145)	6,058,325
Change in net unrealized appreciation/depreciation on investments	(3,654,231)	1,672,337
Change in net assets resulting from operations	(5,940,970)	7,624,308
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(5,729,395)	(1,888,977)
Change in net assets resulting from distributions	(5,729,395)	(1,888,977)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	515,633,226	463,062,362
Distributions reinvested	5,729,395	1,888,977
Value of shares redeemed	(520,831,158)	(482,440,718)
Change in net assets resulting from capital transactions	531,463	(17,489,379)
Change in net assets	(11,138,902)	(11,754,048)
NET ASSETS:
Beginning of period	25,814,635	37,568,683
End of period	$14,675,733	$25,814,635
SHARE TRANSACTIONS:
Issued	7,979,613	6,250,038
Reinvested	93,679	25,883
Redeemed	(8,044,585)	(6,499,626)
Change in shares	28,707	(223,705)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP UltraMid-Cap :: 319

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$79.70	$68.60	$49.75	$61.87	$53.64

Investment Activities:
Net investment income (loss)(a)	(0.06)	(0.32)	(0.28)	(0.44)	(0.42)
Net realized and unrealized gains (losses) on investments	(13.41)	19.39	19.13	(4.14)	8.65
Total income (loss) from investment activities	(13.47)	19.07	18.85	(4.58)	8.23

Distributions to Shareholders From:
Net realized gains on investments	(24.61)	(7.97)	—	(7.54)	—

Net Asset Value, End of Period	$41.62	$79.70	$68.60	$49.75	$61.87

Total Return	(26.77)%	28.86%	37.91%	(9.15)%	15.34%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.68%	1.68%	1.68%	1.79%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.10)%	(0.43)%	(0.50)%	(0.75)%	(0.75)%

Supplemental Data:
Net assets, end of period (000’s)	$14,676	$25,815	$37,569	$27,041	$32,452
Portfolio turnover rate(b)	617%	594%	547%	463%	430%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

320 :: ProFund VP UltraNasdaq-100 :: Management Discussion of Fund Performance

ProFund VP UltraNasdaq-100 seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Nasdaq-100® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation, not for longer periods. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index rises. For the year ended December 31, 2018, the Fund had a total return of -9.63%. For the same period, the Index had a total return of 0.04%(1) and a volatility of 22.76%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as twice the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on Nasdaq.

During the year ended December 31, 2018, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraNasdaq-100 from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP UltraNasdaq-100	-9.63%	20.59%	33.44%
Nasdaq-100® Index	0.04%	13.34%	19.29%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraNasdaq-100	1.69%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	55%
Futures Contracts	13%
Swap Agreements	132%
Total Exposure	200%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Microsoft Corp.	5.6%
Apple, Inc.	5.3%
Amazon.com, Inc.	5.2%
Alphabet, Inc.	4.9%
Facebook, Inc.	2.3%

Nasdaq-100® Index — Composition

% of Index
Information Technology	44%
Communication Services	22%
Consumer Discretionary	16%
Health Care	9%
Consumer Staples	6%
Industrials	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP UltraNasdaq-100 :: 321

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (54.9%)

	Shares	Value
Activision Blizzard, Inc. (Entertainment)	4,980	$231,919
Adobe Systems, Inc.* (Software)	3,180	719,443
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	6,540	120,728
Alexion Pharmaceuticals, Inc.* (Biotechnology)	1,470	143,119
Align Technology, Inc.* (Health Care Equipment & Supplies)	510	106,809
Alphabet, Inc.*—Class A (Interactive Media & Services)	1,800	1,880,928
Alphabet, Inc.*—Class C (Interactive Media & Services)	2,070	2,143,712
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2,880	4,325,674
American Airlines Group, Inc. (Airlines)	3,000	96,330
Amgen, Inc. (Biotechnology)	4,170	811,774
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	2,430	208,567
Apple, Inc. (Technology Hardware, Storage & Peripherals)	27,960	4,410,410
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	6,420	210,191
ASML Holding N.V.NYS (Semiconductors & Semiconductor Equipment)	450	70,029
Autodesk, Inc.* (Software)	1,440	185,198
Automatic Data Processing, Inc. (IT Services)	2,850	373,692
Baidu, Inc.*ADR (Interactive Media & Services)	1,830	290,238
Biogen, Inc.* (Biotechnology)	1,320	397,214
BioMarin Pharmaceutical, Inc.* (Biotechnology)	1,170	99,626
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	300	516,726
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	2,700	686,556
Cadence Design Systems, Inc.* (Software)	1,860	80,873
Celgene Corp.* (Biotechnology)	4,560	292,250
Cerner Corp.* (Health Care Technology)	2,160	113,270
Charter Communications, Inc.*—Class A (Media)	1,500	427,455
Check Point Software Technologies, Ltd.* (Software)	1,020	104,703
Cintas Corp. (Commercial Services & Supplies)	690	115,913
Cisco Systems, Inc. (Communications Equipment)	29,400	1,273,902
Citrix Systems, Inc. (Software)	870	89,140
Cognizant Technology Solutions Corp. (IT Services)	3,780	239,954
Comcast Corp.—Class A (Media)	29,700	1,011,286
Costco Wholesale Corp. (Food & Staples Retailing)	2,880	586,685
CSX Corp. (Road & Rail)	5,520	342,958
Ctrip.com International, Ltd.*ADR (Internet & Direct Marketing Retail)	3,180	86,051
Dollar Tree, Inc.* (Multiline Retail)	1,560	140,899
eBay, Inc.* (Internet & Direct Marketing Retail)	6,300	176,841
Electronic Arts, Inc.* (Entertainment)	1,980	156,242
Expedia, Inc. (Internet & Direct Marketing Retail)	900	101,385
Facebook, Inc.*—Class A (Interactive Media & Services)	14,280	1,871,965
Fastenal Co. (Trading Companies & Distributors)	1,890	98,828
Fiserv, Inc.* (Consumer Finance)	2,610	191,809
Gilead Sciences, Inc. (Biotechnology)	8,460	529,173
Hasbro, Inc. (Leisure Products)	840	68,250
Henry Schein, Inc.* (Health Care Providers & Services)	990	77,735
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	570	106,031
Illumina, Inc.* (Life Sciences Tools & Services)	960	287,933
Incyte Corp.* (Biotechnology)	1,380	87,754
Intel Corp. (Semiconductors & Semiconductor Equipment)	29,850	1,400,862
Intuit, Inc. (Software)	1,710	336,614
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	750	359,191
J.B. Hunt Transport Services, Inc. (Road & Rail)	720	66,989
JD.com, Inc.*ADR (Internet & Direct Marketing Retail)	6,030	126,208
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	990	88,595
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	1,020	138,893
Liberty Global PLC*—Class A (Media)	1,350	28,809
Liberty Global PLC*—Class C (Media)	3,510	72,446
lululemon athletica, Inc.* (Textiles, Apparel & Luxury Goods)	810	98,504
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	2,220	241,003
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	1,800	91,530
Mercadolibre, Inc.* (Internet & Direct Marketing Retail)	300	87,855
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,560	112,195
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	7,410	235,119
Microsoft Corp. (Software)	45,240	4,595,027
Mondelez International, Inc.—Class A (Food Products)	9,510	380,686
Monster Beverage Corp.* (Beverages)	3,630	178,669
Mylan N.V.* (Pharmaceuticals)	3,360	92,064
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	1,650	98,456
Netease.com, Inc.ADR (Entertainment)	480	112,978
Netflix, Inc.* (Entertainment)	2,850	762,830
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	3,990	532,665
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	2,160	158,285
O’Reilly Automotive, Inc.* (Specialty Retail)	510	175,608
PACCAR, Inc. (Machinery)	2,280	130,279
Paychex, Inc. (IT Services)	2,340	152,451
PayPal Holdings, Inc.* (IT Services)	7,710	648,334
PepsiCo, Inc. (Beverages)	9,330	1,030,778
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	7,920	450,727

See accompanying notes to financial statements.

322  :: ProFund VP UltraNasdaq-100 :: Financial Statements

Common Stocks, continued

	Shares	Value
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	690	$257,715
Ross Stores, Inc. (Specialty Retail)	2,430	202,176
Sirius XM Holdings, Inc. (Media)	29,040	165,818
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	1,170	78,413
Starbucks Corp. (Hotels, Restaurants & Leisure)	8,100	521,640
Symantec Corp. (Software)	4,170	78,792
Synopsys, Inc.* (Software)	960	80,870
Take-Two Interactive Software, Inc.* (Entertainment)	750	77,205
Tesla Motors, Inc.* (Automobiles)	1,110	369,408
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	6,270	592,515
The Kraft Heinz Co. (Food Products)	7,980	343,459
T-Mobile U.S., Inc.* (Wireless Telecommunication Services)	5,550	353,036
Twenty-First Century Fox, Inc.—Class A (Entertainment)	6,900	332,028
Twenty-First Century Fox, Inc.—Class B (Entertainment)	5,220	249,412
Ulta Salon, Cosmetics & Fragrance, Inc.* (Specialty Retail)	390	95,488
United Continental Holdings, Inc.* (Airlines)	1,770	148,202
VeriSign, Inc.* (IT Services)	780	115,666
Verisk Analytics, Inc.*—Class A (Professional Services)	1,080	117,763
Vertex Pharmaceuticals, Inc.* (Biotechnology)	1,680	278,393
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	6,210	424,329
Western Digital Corp. (Technology Hardware, Storage & Peripherals)	1,890	69,873
Willis Towers Watson PLC (Insurance)	840	127,562
Workday, Inc.*—Class A (Software)	960	153,293
Wynn Resorts, Ltd. (Hotels, Restaurants & Leisure)	720	71,215
Xcel Energy, Inc. (Electric Utilities)	3,360	165,547
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	1,650	140,531
TOTAL COMMON STOCKS (Cost $14,631,653)		45,283,167

Repurchase Agreements(a)(b) (36.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $29,873,485	$29,869,000	$29,869,000
TOTAL REPURCHASE AGREEMENTS (Cost $29,869,000)		29,869,000
TOTAL INVESTMENT SECURITIES (Cost $44,500,653)—91.1%		75,152,167
Net other assets (liabilities)—8.9%		7,301,617
NET ASSETS—100.0%		$82,453,784

*                 Non-income producing security.

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $14,844,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ADR    American Depositary Receipt

NYS     New York Shares

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini Nasdaq-100 Futures Contracts	87	3/18/19	$11,041,605	$(36,824)

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Nasdaq-100 Index	Goldman Sachs International	1/28/19	2.97%	$22,921,709	$136,851
Invesco QQQ Trust, Series 1 ETF	Goldman Sachs International	1/28/19	2.72%	13,433,266	47,706
				$36,354,975	$184,557
Nasdaq-100 Index	UBS AG	1/28/19	2.92%	$45,047,150	$293,192
Invesco QQQ Trust, Series 1 ETF	UBS AG	1/28/19	2.92%	27,490,041	208,745
				$72,537,191	$501,937
				$108,892,166	$686,494

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraNasdaq-100 :: 323

ProFund VP UltraNasdaq-100 invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Airlines	$244,532	0.3%
Automobiles	369,408	0.4%
Beverages	1,209,447	1.5%
Biotechnology	2,897,018	3.6%
Commercial Services & Supplies	115,913	0.1%
Communications Equipment	1,273,902	1.5%
Consumer Finance	191,809	0.2%
Electric Utilities	165,547	0.2%
Entertainment	1,922,614	2.3%
Food & Staples Retailing	1,011,014	1.2%
Food Products	724,145	0.9%
Health Care Equipment & Supplies	572,031	0.7%
Health Care Providers & Services	77,735	0.1%
Health Care Technology	113,270	0.1%
Hotels, Restaurants & Leisure	833,858	1.0%
Insurance	127,562	0.2%
Interactive Media & Services	6,186,843	7.5%
Internet & Direct Marketing Retail	5,420,740	6.6%
IT Services	1,530,097	1.9%
Leisure Products	68,250	0.1%
Life Sciences Tools & Services	287,933	0.3%
Machinery	130,279	0.2%
Media	1,705,814	2.1%
Multiline Retail	140,899	0.2%
Pharmaceuticals	92,064	0.1%
Professional Services	117,763	0.1%
Road & Rail	409,947	0.6%
Semiconductors & Semiconductor Equipment	5,316,401	6.4%
Software	6,423,953	7.7%
Specialty Retail	473,272	0.6%
Technology Hardware, Storage & Peripherals	4,578,739	5.6%
Textiles, Apparel & Luxury Goods	98,504	0.1%
Trading Companies & Distributors	98,828	0.1%
Wireless Telecommunication Services	353,036	0.4%
Other**	37,170,617	45.1%
Total	$82,453,784	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

324 :: ProFund VP UltraNasdaq-100 :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$44,500,653
Securities, at value	45,283,167
Repurchase agreements, at value	29,869,000
Total Investment Securities, at value	75,152,167
Cash	357
Segregated cash balances with brokers	342,760
Segregated cash balances with custodian	902
Dividends and interest receivable	44,814
Unrealized appreciation on swap agreements	686,494
Receivable for capital shares issued	6,548,058
Variation margin on futures contracts	42,420
Prepaid expenses	552
TOTAL ASSETS	82,818,524
LIABILITIES:
Payable for capital shares redeemed	117,599
Advisory fees payable	65,557
Management services fees payable	8,741
Administration fees payable	7,318
Administrative services fees payable	44,397
Distribution fees payable	44,418
Trustee fees payable	23
Transfer agency fees payable	5,680
Fund accounting fees payable	4,573
Compliance services fees payable	654
Other accrued expenses	65,780
TOTAL LIABILITIES	364,740
NET ASSETS	$82,453,784
NET ASSETS CONSIST OF:
Capital	$62,324,351
Total distributable earnings (loss)	20,129,433
NET ASSETS	$82,453,784
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,212,403
Net Asset Value (offering and redemption price per share)	$68.01

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$866,004
Interest	630,571
TOTAL INVESTMENT INCOME	1,496,575
EXPENSES:
Advisory fees	875,043
Management services fees	116,672
Administration fees	63,071
Transfer agency fees	63,577
Administrative services fees	318,738
Distribution fees	291,681
Custody fees	22,000
Fund accounting fees	48,317
Trustee fees	3,048
Compliance services fees	1,402
Other fees	174,415
Recoupment of prior expenses reduced by the Advisor	54,557
Total Gross Expenses before reductions	2,032,521
Expenses reimbursed by third parties	(72,812)
TOTAL NET EXPENSES	1,959,709
NET INVESTMENT INCOME (LOSS)	(463,134)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	6,037,959
Net realized gains (losses) on futures contracts	(1,016,715)
Net realized gains (losses) on swap agreements	(14,372,655)
Change in net unrealized appreciation/depreciation on investment securities	(7,465,631)
Change in net unrealized appreciation/depreciation on futures contracts	(219,728)
Change in net unrealized appreciation/depreciation on swap agreements	1,259,811
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(15,776,959)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,240,093)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraNasdaq-100 :: 325

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(463,134)	$(626,594)
Net realized gains (losses) on investments	(9,351,411)	36,148,746
Change in net unrealized appreciation/depreciation on investments	(6,425,548)	16,422,506
Change in net assets resulting from operations	(16,240,093)	51,944,658
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(35,475,871)	(2,556,570)
Change in net assets resulting from distributions	(35,475,871)	(2,556,570)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	1,815,118,900	1,507,812,339
Distributions reinvested	35,391,124	2,556,570
Value of shares redeemed	(1,847,778,353)	(1,521,544,851)
Change in net assets resulting from capital transactions	2,731,671	(11,175,942)
Change in net assets	(48,984,293)	38,212,146
NET ASSETS:
Beginning of period	131,438,077	93,225,931
End of period	$82,453,784	$131,438,077
SHARE TRANSACTIONS:
Issued	18,515,506	15,918,607
Reinvested	380,304	25,510
Redeemed	(18,841,109)	(16,137,591)
Change in shares	54,701	(193,474)

See accompanying notes to financial statements.

326 :: ProFund VP UltraNasdaq-100 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$113.53	$69.00	$69.69	$69.97	$51.51

Investment Activities:
Net investment income (loss)(a)	(0.41)	(0.65)	(0.49)	(0.55)	(0.42)
Net realized and unrealized gains (losses) on investments	2.23 (b)	47.48	6.47	9.55	18.88
Total income (loss) from investment activities	1.82	46.83	5.98	9.00	18.46

Distributions to Shareholders From:
Net realized gains on investments	(47.34)	(2.30)	(6.67)	(9.28)	—

Net Asset Value, End of Period	$68.01	$113.53	$69.00	$69.69	$69.97

Total Return	(9.63)%	68.33%	8.62%	13.60%	35.84%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.69%	1.71%	1.71%	1.72%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.40)%	(0.68)%	(0.75)%	(0.79)%	(0.72)%

Supplemental Data:
Net assets, end of period (000’s)	$82,454	$131,438	$93,226	$76,684	$105,265
Portfolio turnover rate(c)	29%	4%	33%	58%	77%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)          Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP UltraShort Dow 30 :: 327

ProFund VP UltraShort Dow 30 seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Dow Jones Industrial Average (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2018, the Fund had a total return of 2.56%. For the same period, the Index had a total return of -3.48%(1) and a volatility of 18.00%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice the inverse of the daily performance of the Index.(2)

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as twice the inverse of the daily return of the Index. The Index is a price-weighted index. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors, and accurately represents the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment, and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire Index is reviewed.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraShort Dow 30 from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP UltraShort Dow 30	2.56%	-22.17%	-29.25%
Dow Jones Industrial Average	-3.48%	9.70%	13.16%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraShort Dow 30	1.68%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(197)%
Total Exposure	(197)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP UltraShort Dow 30 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Dow Jones Industrial Average — Composition

% of Index
Industrials	22%
Information Technology	17%
Health Care	14%
Financials	14%
Consumer Discretionary	12%
Consumer Staples	9%
Energy	5%
Communication Services	5%
Materials	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

328 :: ProFund VP UltraShort Dow 30 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Repurchase Agreements(a)(b) (88.0%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $5,001	$5,000	$5,000
TOTAL REPURCHASE AGREEMENTS (Cost $5,000)		5,000
TOTAL INVESTMENT SECURITIES (Cost $5,000)—88.0%		5,000
Net other assets (liabilities)—12.0%		685
NET ASSETS—100.0%		$5,685

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $5,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones Industrial Average	Goldman Sachs International	1/28/19	(2.62)%	$(2,023)	$(3)
Dow Jones Industrial Average	UBS AG	1/28/19	(2.62)%	(9,195)	(75)
				$(11,218)	$(78)

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraShort Dow 30 :: 329

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$5,000
Repurchase agreements, at value	5,000
Total Investment Securities, at value	5,000
Cash	863
TOTAL ASSETS	5,863
LIABILITIES:
Payable for capital shares redeemed	31
Unrealized depreciation on swap agreements	78
Advisory fees payable	28
Management services fees payable	4
Administration fees payable	1
Administrative services fees payable	3
Distribution fees payable	4
Other accrued expenses	29
TOTAL LIABILITIES	178
NET ASSETS	$5,685
NET ASSETS CONSIST OF:
Capital	$951,534
Total distributable earnings (loss)	(945,849)
NET ASSETS	$5,685
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	887
Net Asset Value (offering and redemption price per share)	$6.41

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Interest	$431
EXPENSES:
Advisory fees	176
Management services fees	24
Administration fees	11
Transfer agency fees	12
Administrative services fees	18
Distribution fees	58
Custody fees	12
Fund accounting fees	9
Trustee fees	— (a)
Compliance services fees	— (a)
Other fees	30
Recoupment of prior expenses reduced by the Advisor	27
Total Gross Expenses before reductions	377
Less fees paid indirectly	(6)
Expenses reduced and reimbursed by the Advisor	(77)
TOTAL NET EXPENSES	294
NET INVESTMENT INCOME (LOSS)	137
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(14,326)
Change in net unrealized appreciation/depreciation on swap agreements	(114)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(14,440)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,303)

(a)         Amount is less than $0.50.

See accompanying notes to financial statements.

330 :: ProFund VP UltraShort Dow 30 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$137	$(817)
Net realized gains (losses) on investments	(14,326)	(79,514)
Change in net unrealized appreciation/depreciation on investments	(114)	(135)
Change in net assets resulting from operations	(14,303)	(80,466)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	2,218,517	8,623,275
Value of shares redeemed	(2,206,337)	(8,552,705)
Change in net assets resulting from capital transactions	12,180	70,570
Change in net assets	(2,123)	(9,896)
NET ASSETS:
Beginning of period	7,808	17,704
End of period	$5,685	$7,808
SHARE TRANSACTIONS:
Issued	380,644	1,033,164
Redeemed	(381,006)	(1,033,618)
Change in shares	(362)	(454)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP UltraShort Dow 30 :: 331

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014(a)
Net Asset Value, Beginning of Period	$6.25	$10.40	$15.24	$16.79	$22.44

Investment Activities:
Net investment income (loss)(b)	0.03	(0.09)	(0.19)	(0.26)	(0.32)
Net realized and unrealized gains (losses) on investments	0.13 (c)	(4.06)	(4.65)	(1.29)	(5.33)
Total income (loss) from investment activities	0.16	(4.15)	(4.84)	(1.55)	(5.65)

Net Asset Value, End of Period	$6.41	$6.25	$10.40	$15.24	$16.79

Total Return	2.56%	(39.90)%	(31.76)%	(9.23)%	(25.18)%

Ratios to Average Net Assets:
Gross expenses	1.61%	1.68%	1.68%	2.27%	4.08%
Net expenses	1.26%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.59%	(0.99)%	(1.43)%	(1.63)%	(1.66)%

Supplemental Data:
Net assets, end of period (000’s)	$6	$8	$18	$28	$50
Portfolio turnover rate(d)	—	—	—	—	—

(a)         As described in Note 8, share amounts have been adjusted for 1:12 reverse share split that occurred on October 20, 2014.

(b)         Per share net investment income (loss) has been calculated using the average daily shares method.

(c)          The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

332 :: ProFund VP UltraShort Nasdaq-100 :: Management Discussion of Fund Performance

ProFund VP UltraShort Nasdaq-100 seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Nasdaq-100® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2018, the Fund had a total return of -11.59%. For the same period, the Index had a total return of 0.04%(1) and a volatility of 22.76%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice the inverse of the daily performance of the Index.(2)

The Fund takes positions derivatives that, in combination, should have similar daily return characteristics as twice the inverse of the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on Nasdaq.

During the year ended December 31, 2018, the Fund invested in swap agreements and futures contracts as a substitute for shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraShort Nasdaq-100 from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP UltraShort Nasdaq-100	-11.59%	-28.72%	-36.85%
Nasdaq-100® Index	0.04%	13.34%	19.29%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraShort Nasdaq-100	1.55%	1.55%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(137)%
Total Exposure	(137)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management. The “Market Exposure” for this fund as of December 31, 2018, was different from the stated investment objective due to timing of receipt of capital share activity.

Holdings

The ProFund VP UltraShort Nasdaq-100 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Nasdaq-100® Index — Composition

% of Index
Information Technology	44%
Communication Services	22%
Consumer Discretionary	16%
Health Care	9%
Consumer Staples	6%
Industrials	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP UltraShort Nasdaq-100 :: 333

Schedule of Portfolio Investments :: December 31, 2018

Repurchase Agreements(a)(b) (70.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $471,071	$471,000	$471,000
TOTAL REPURCHASE AGREEMENTS (Cost $471,000)		471,000
TOTAL INVESTMENT SECURITIES (Cost $471,000)—70.7%		471,000
Net other assets (liabilities)—29.3%		195,404
NET ASSETS—100.0%		$666,404

(a)         A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $321,000.

(b)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Nasdaq-100 Index	Goldman Sachs International	1/28/19	(2.72)%	$(232,016)	$(1,732)
Nasdaq-100 Index	UBS AG	1/28/19	(2.57)%	(681,693)	(6,753)
				$(913,709)	$(8,485)

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

334  :: ProFund VP UltraShort Nasdaq-100 :: Financial Statements

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$471,000
Repurchase agreements, at value	471,000
Total Investment Securities, at value	471,000
Cash	241
Interest receivable	35
Receivable for capital shares issued	213,639
Prepaid expenses	1
TOTAL ASSETS	684,916
LIABILITIES:
Payable for capital shares redeemed	7,708
Unrealized depreciation on swap agreements	8,485
Advisory fees payable	474
Management services fees payable	63
Administration fees payable	53
Administrative services fees payable	487
Distribution fees payable	609
Transfer agency fees payable	41
Fund accounting fees payable	33
Compliance services fees payable	8
Other accrued expenses	551
TOTAL LIABILITIES	18,512
NET ASSETS	$666,404
NET ASSETS CONSIST OF:
Capital	$6,726,669
Total distributable earnings (loss)	(6,060,265)
NET ASSETS	$666,404
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	17,196
Net Asset Value (offering and redemption price per share)	$38.75

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Interest	$14,155
EXPENSES:
Advisory fees	5,163
Management services fees	688
Administration fees	438
Transfer agency fees	385
Administrative services fees	1,343
Distribution fees	1,721
Custody fees	184
Fund accounting fees	290
Trustee fees	16
Compliance services fees	10
Other fees	1,001
Recoupment of prior expenses reduced by the Advisor	163
TOTAL NET EXPENSES	11,402
NET INVESTMENT INCOME (LOSS)	2,753
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(7,275)
Net realized gains (losses) on swap agreements	(639,240)
Change in net unrealized appreciation/depreciation on futures contracts	1,951
Change in net unrealized appreciation/depreciation on swap agreements	(11,522)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(656,086)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(653,333)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraShort Nasdaq-100 :: 335

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$2,753	$(5,145)
Net realized gains (losses) on investments	(646,515)	(423,312)
Change in net unrealized appreciation/depreciation on investments	(9,571)	(25,053)
Change in net assets resulting from operations	(653,333)	(453,510)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	62,357,137	21,093,036
Value of shares redeemed	(61,361,300)	(21,224,939)
Change in net assets resulting from capital transactions	995,837	(131,903)
Change in net assets	342,504	(585,413)
NET ASSETS:
Beginning of period	323,900	909,313
End of period	$666,404	$323,900
SHARE TRANSACTIONS:
Issued	1,958,883	382,529	(a)
Redeemed	(1,949,077)	(386,564	)(a)
Change in shares	9,806	(4,035)

(a)         As described in Note 8, share amounts have been adjusted for 1:8 reverse share split that occurred on December 11, 2017.

See accompanying notes to financial statements.

336 :: ProFund VP UltraShort Nasdaq-100 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017(a)	Year Ended Dec. 31, 2016(a)	Year Ended Dec. 31, 2015(a)	Year Ended Dec. 31, 2014(a)(b)
Net Asset Value, Beginning of Period	$43.83	$79.59	$99.69	$135.27	$212.18

Investment Activities:
Net investment income (loss)(c)	0.13	(0.49)	(1.36)	(1.84)	(2.80)
Net realized and unrealized gains (losses) on investments	(5.21)	(35.27)	(18.74)	(33.74)	(74.11)
Total income (loss) from investment activities	(5.08)	(35.76)	(20.10)	(35.58)	(76.91)

Net Asset Value, End of Period	$38.75	$43.83	$79.59	$99.69	$135.27

Total Return	(11.59)%	(44.94)%	(20.21)%	(26.26)%	(35.75)%

Ratios to Average Net Assets:
Gross expenses	1.66%	1.68%	1.68%	1.71%	2.20%
Net expenses	1.66%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.40%	(0.88)%	(1.42)%	(1.64)%	(1.66)%

Supplemental Data:
Net assets, end of period (000’s)	$666	$324	$909	$615	$605
Portfolio turnover rate(d)	—	—	—	—	—

(a)         As described in Note 8, share amounts have been adjusted for 1:8 reverse share split that occurred on December 11, 2017.

(b)         As described in Note 8, share amounts have been adjusted for 1:14 reverse share split that occurred on October 24, 2014.

(c)          Per share net investment income (loss) has been calculated using the average daily shares method.

(d)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP UltraSmall-Cap :: 337

ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Russell 2000® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index rises. For the year ended December 31, 2018, the Fund had a total return of -26.95%. For the same period, the Index had a total return of -11.01%(1) and a volatility of 18.05%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as twice the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended December 31, 2018, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraSmall-Cap from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP UltraSmall-Cap	-26.95%	3.20%	16.94%
Russell 2000® Index	-11.01%	4.41%	11.97%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraSmall-Cap	1.72%	1.68%

**Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	40%
Futures Contracts	1%
Swap Agreements	159%
Total Exposure	200%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Integrated Device Technology, Inc.	0.2%
Etsy, Inc.	0.1%
Five Below, Inc.	0.1%
Haemonetics Corp.	0.1%
IDACORP, Inc.	0.1%

Russell 2000® Index — Composition

% of Index
Financials	17%
Health Care	16%
Industrials	15%
Information Technology	15%
Consumer Discretionary	12%
Real Estate	7%
Utilities	4%
Materials	4%
Energy	4%
Communication Services	3%
Consumer Staples	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

338 :: ProFund VP UltraSmall-Cap :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (40.1%)

	Shares	Value
1-800-Flowers.com, Inc.*—Class A (Internet & Direct Marketing Retail)	222	$2,715
22nd Century Group, Inc.* (Tobacco)	1,073	2,672
3D Systems Corp.* (Technology Hardware, Storage & Peripherals)	518	5,268
8x8, Inc.* (Software)	407	7,342
A10 Networks, Inc.* (Software)	407	2,540
AAON, Inc. (Building Products)	185	6,486
AAR Corp. (Aerospace & Defense)	148	5,526
Aaron’s, Inc. (Specialty Retail)	296	12,447
Abeona Therapeutics, Inc.* (Biotechnology)	185	1,321
Abercrombie & Fitch Co.—Class A (Specialty Retail)	296	5,935
ABM Industries, Inc. (Commercial Services & Supplies)	296	9,505
Abraxas Petroleum Corp.* (Oil, Gas & Consumable Fuels)	1,110	1,210
Acacia Communications, Inc.* (Communications Equipment)	148	5,624
Acacia Research Corp.* (Professional Services)	518	1,544
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	444	7,179
Acadia Realty Trust (Equity Real Estate Investment Trusts)	370	8,791
Accelerate Diagnostics, Inc.* (Life Sciences Tools & Services)	148	1,702
Acceleron Pharma, Inc.* (Biotechnology)	185	8,057
ACCO Brands Corp. (Commercial Services & Supplies)	518	3,512
Accuray, Inc.* (Health Care Equipment & Supplies)	666	2,271
Achaogen, Inc.* (Biotechnology)	222	273
Achillion Pharmaceuticals, Inc.* (Biotechnology)	999	1,588
ACI Worldwide, Inc.* (Software)	481	13,309
Aclaris Therapeutics, Inc.* (Pharmaceuticals)	185	1,367
Acorda Therapeutics, Inc.* (Biotechnology)	222	3,459
Actuant Corp.—Class A (Machinery)	296	6,213
Acushnet Holdings Corp. (Leisure Products)	185	3,898
Adtalem Global Education, Inc.* (Diversified Consumer Services)	259	12,256
ADTRAN, Inc. (Communications Equipment)	259	2,782
Aduro Biotech, Inc.* (Biotechnology)	407	1,074
Advanced Disposal Services, Inc.* (Commercial Services & Supplies)	333	7,972
Advanced Drainage Systems, Inc. (Building Products)	222	5,384
Advanced Energy Industries, Inc.* (Semiconductors & Semiconductor Equipment)	185	7,942
AdvanSix, Inc.* (Chemicals)	148	3,602
Adverum Biotechnologies, Inc.* (Biotechnology)	444	1,399
Aegion Corp.* (Construction & Engineering)	185	3,019
Aerie Pharmaceuticals, Inc.* (Pharmaceuticals)	148	5,343
Aerohive Networks, Inc.* (Communications Equipment)	444	1,447
Aerojet Rocketdyne Holdings, Inc.* (Aerospace & Defense)	296	10,428
AG Mortgage Investment Trust, Inc. (Mortgage Real Estate Investment Trusts)	185	2,947
Agenus, Inc.* (Biotechnology)	851	2,025
AgeX Therapeutics, Inc.* (Biotechnology)	74	221
Agree Realty Corp. (Equity Real Estate Investment Trusts)	148	8,750
AgroFresh Solutions, Inc.* (Chemicals)	296	1,122
Aimmune Therapeutics, Inc.* (Biotechnology)	222	5,310
Air Transport Services Group, Inc.* (Air Freight & Logistics)	296	6,752
Aircastle, Ltd. (Trading Companies & Distributors)	259	4,465
AK Steel Holding Corp.* (Metals & Mining)	1,480	3,330
Akebia Therapeutics, Inc.* (Biotechnology)	333	1,841
Akorn, Inc.* (Pharmaceuticals)	444	1,505
Alarm.com Holdings, Inc.* (Software)	148	7,677
Albany International Corp.—Class A (Machinery)	148	9,240
Alder Biopharmaceuticals, Inc.* (Biotechnology)	296	3,034
Alexander & Baldwin, Inc.* (Equity Real Estate Investment Trusts)	333	6,121
Allegheny Technologies, Inc.* (Metals & Mining)	518	11,278
ALLETE, Inc. (Electric Utilities)	222	16,921
Allscripts Healthcare Solutions, Inc.* (Health Care Technology)	777	7,490
Alta Mesa Resources, Inc.* (Oil, Gas & Consumable Fuels)	555	555
Altair Engineering, Inc.*—Class A (Software)	148	4,082
Alteryx, Inc.* (Software)	148	8,802
Altra Industrial Motion Corp. (Machinery)	148	3,722
AMAG Pharmaceuticals, Inc.* (Biotechnology)	185	2,810
Ambac Financial Group, Inc.* (Insurance)	222	3,827
Ambarella, Inc.* (Semiconductors & Semiconductor Equipment)	148	5,177
AMC Entertainment Holdings, Inc.—Class A (Entertainment)	259	3,181
Amedisys, Inc.* (Health Care Providers & Services)	111	12,999
American Assets Trust, Inc. (Equity Real Estate Investment Trusts)	185	7,431
American Axle & Manufacturing Holdings, Inc.* (Auto Components)	518	5,750
American Eagle Outfitters, Inc. (Specialty Retail)	666	12,874
American Equity Investment Life Holding Co. (Insurance)	370	10,338
American Outdoor Brands Corp.* (Leisure Products)	296	3,807
American Software, Inc.—Class A (Software)	185	1,933
American States Water Co. (Water Utilities)	148	9,922
American Vanguard Corp. (Chemicals)	185	2,810
Americold Realty Trust (Equity Real Estate Investment Trusts)	259	6,615
Ameris Bancorp (Banks)	185	5,859
Amicus Therapeutics, Inc.* (Biotechnology)	814	7,798
Amkor Technology, Inc.* (Semiconductors & Semiconductor Equipment)	555	3,641
AMN Healthcare Services, Inc.* (Health Care Providers & Services)	185	10,482

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 339

Common Stocks, continued

	Shares	Value
Amneal Pharmaceuticals, Inc.* (Pharmaceuticals)	407	$5,507
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	222	4,418
Ampio Pharmaceuticals, Inc.* (Pharmaceuticals)	1,110	438
Amyris, Inc.* (Oil, Gas & Consumable Fuels)	333	1,112
AngioDynamics, Inc.* (Health Care Equipment & Supplies)	185	3,724
Anixter International, Inc.* (Electronic Equipment, Instruments & Components)	148	8,038
Antares Pharma, Inc.* (Health Care Equipment & Supplies)	1,036	2,818
Anworth Mortgage Asset Corp. (Mortgage Real Estate Investment Trusts)	629	2,541
Apellis Pharmaceuticals, Inc.* (Biotechnology)	185	2,440
Apogee Enterprises, Inc. (Building Products)	148	4,418
Apollo Commercial Real Estate Finance, Inc. (Mortgage Real Estate Investment Trusts)	555	9,246
Apollo Medical Holdings, Inc.* (Health Care Providers & Services)	148	2,938
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	148	7,983
Approach Resources, Inc.* (Oil, Gas & Consumable Fuels)	740	645
Apptio, Inc.* (Software)	148	5,618
Aratana Therapeutics, Inc.* (Pharmaceuticals)	481	2,949
Arbor Realty Trust, Inc. (Mortgage Real Estate Investment Trusts)	333	3,353
Arbutus BioPharma Corp.* (Biotechnology)	333	1,275
ArcBest Corp. (Road & Rail)	111	3,803
Archrock, Inc. (Energy Equipment & Services)	592	4,434
Ardelyx, Inc.* (Biotechnology)	444	795
Ardmore Shipping Corp.* (Oil, Gas & Consumable Fuels)	296	1,382
Arena Pharmaceuticals, Inc.* (Biotechnology)	222	8,647
Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts)	185	2,412
Argo Group International Holdings, Ltd. (Insurance)	148	9,953
Arlington Asset Investment Corp.—Class A (Capital Markets)	222	1,607
Armada Hoffler Properties, Inc. (Equity Real Estate Investment Trusts)	259	3,642
ARMOUR Residential REIT, Inc. (Mortgage Real Estate Investment Trusts)	222	4,551
ArQule, Inc.* (Biotechnology)	629	1,742
Array BioPharma, Inc.* (Biotechnology)	851	12,127
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	444	5,514
Artisan Partners Asset Management, Inc. (Capital Markets)	222	4,908
Ascena Retail Group, Inc.* (Specialty Retail)	962	2,415
ASGN, Inc.* (Professional Services)	222	12,099
Ashford Hospitality Trust, Inc. (Equity Real Estate Investment Trusts)	518	2,072
Assertio Therapeutics, Inc.* (Pharmaceuticals)	407	1,469
AT Home Group, Inc.* (Specialty Retail)	148	2,762
Atara Biotherapeutics, Inc.* (Biotechnology)	185	6,427
Athenex, Inc.* (Biotechnology)	222	2,817
Athersys, Inc.* (Biotechnology)	1,110	1,598
Atkore International Group, Inc.* (Electrical Equipment)	222	4,404
Atlantic Capital Bancshares, Inc.* (Banks)	148	2,423
Atlantic Power Corp.* (Independent Power and Renewable Electricity Producers)	999	2,168
AtriCure, Inc.* (Health Care Equipment & Supplies)	185	5,661
Audentes Therapeutics, Inc.* (Biotechnology)	148	3,155
Avanos Medical, Inc.*—Class I (Health Care Equipment & Supplies)	185	8,286
Avaya Holdings Corp.*—Class C (Software)	481	7,003
Aveo Phamaceuticals, Inc.* (Biotechnology)	962	1,539
Avid Bioservices, Inc.* (Biotechnology)	592	2,427
Avid Technology, Inc.* (Technology Hardware, Storage & Peripherals)	333	1,582
Avis Budget Group, Inc.* (Road & Rail)	296	6,654
Avista Corp. (Multi-Utilities)	259	11,002
AVX Corp. (Electronic Equipment, Instruments & Components)	259	3,950
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	185	3,293
AxoGen, Inc.* (Health Care Equipment & Supplies)	148	3,024
Axon Enterprise, Inc.* (Aerospace & Defense)	222	9,713
Axos Financial, Inc.*—Class I (Thrifts & Mortgage Finance)	259	6,522
AXT, Inc.* (Semiconductors & Semiconductor Equipment)	333	1,449
AZZ, Inc. (Electrical Equipment)	111	4,480
B&G Foods, Inc.—Class A (Food Products)	296	8,557
Babcock & Wilcox Enterprises, Inc.* (Electrical Equipment)	703	274
Badger Meter, Inc. (Electronic Equipment, Instruments & Components)	148	7,283
Balchem Corp. (Chemicals)	148	11,596
Banc of California, Inc. (Banks)	222	2,955
Banco Latinoamericano de Comercio Exterior S.A.—Class E (Diversified Financial Services)	185	3,201
BancorpSouth Bank (Banks)	407	10,639
Bank of Nt Butterfield & Son, Ltd. (The) (Banks)	222	6,960
Banner Corp. (Banks)	148	7,915
Barnes & Noble Education, Inc.* (Specialty Retail)	333	1,335
Barnes & Noble, Inc. (Specialty Retail)	444	3,148
Barnes Group, Inc. (Machinery)	222	11,904
BBX Capital Corp. (Hotels, Restaurants & Leisure)	407	2,332
Beacon Roofing Supply, Inc.* (Trading Companies & Distributors)	296	9,389
Beazer Homes USA, Inc.* (Household Durables)	222	2,105
Bed Bath & Beyond, Inc. (Specialty Retail)	592	6,701
Belden, Inc. (Electronic Equipment, Instruments & Components)	185	7,727
Bellicum Pharmaceutials, Inc.* (Biotechnology)	333	972
Belmond, Ltd.* (Hotels, Restaurants & Leisure)	444	11,113
Benchmark Electronics, Inc. (Electronic Equipment, Instruments & Components)	222	4,702
Beneficial Bancorp, Inc. (Thrifts & Mortgage Finance)	333	4,759
Berkshire Hills Bancorp, Inc. (Banks)	185	4,989

See accompanying notes to financial statements.

340 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Big Lots, Inc. (Multiline Retail)	185	$5,350
BioCryst Pharmaceuticals, Inc.* (Biotechnology)	592	4,777
Biohaven Pharmaceutical Holding Co., Ltd.* (Biotechnology)	148	5,473
BioScrip, Inc.* (Health Care Providers & Services)	962	3,434
BioTelemetry, Inc.* (Health Care Providers & Services)	148	8,839
BioTime, Inc. (Biotechnology)	925	845
Black Hills Corp. (Multi-Utilities)	222	13,937
Blackbaud, Inc. (Software)	185	11,637
Blackline, Inc.* (Software)	148	6,061
Blackstone Mortgage Trust, Inc.—Class A (Mortgage Real Estate Investment Trusts)	444	14,146
Bloomin’ Brands, Inc. (Hotels, Restaurants & Leisure)	370	6,619
Blucora, Inc.* (Capital Markets)	222	5,914
Blueprint Medicines Corp.* (Biotechnology)	185	9,973
BMC Stock Holdings, Inc.* (Trading Companies & Distributors)	333	5,155
Boingo Wireless, Inc.* (Wireless Telecommunication Services)	222	4,567
Boise Cascade Co. (Paper & Forest Products)	185	4,412
Boston Private Financial Holdings, Inc. (Banks)	407	4,302
Bottomline Technologies, Inc.* (Software)	185	8,880
Box, Inc.*—Class A (Software)	555	9,368
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	370	7,689
Brady Corp.—Class A (Commercial Services & Supplies)	222	9,648
Braemar Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	222	1,982
Briggs & Stratton Corp. (Machinery)	222	2,904
Brightcove, Inc.* (IT Services)	259	1,823
BrightSphere Investment Group PLC (Capital Markets)	407	4,347
Brinker International, Inc. (Hotels, Restaurants & Leisure)	185	8,136
Bristow Group, Inc.* (Energy Equipment & Services)	222	539
Brookdale Senior Living, Inc.* (Health Care Providers & Services)	851	5,702
Brookline Bancorp, Inc. (Banks)	370	5,113
Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	296	7,749
Builders FirstSource, Inc.* (Building Products)	518	5,651
C&J Energy Services, Inc.* (Energy Equipment & Services)	296	3,996
Cabot Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	111	10,584
CACI International, Inc.*—Class A (IT Services)	111	15,988
Cactus, Inc.*—Class A (Energy Equipment & Services)	148	4,057
Cadence BanCorp (Banks)	222	3,725
CalAmp Corp.* (Communications Equipment)	185	2,407
Caleres, Inc. (Specialty Retail)	185	5,149
California Resources Corp.* (Oil, Gas & Consumable Fuels)	222	3,783
California Water Service Group (Water Utilities)	222	10,580
Calithera Biosciences, Inc.* (Biotechnology)	370	1,484
Calix, Inc.* (Communications Equipment)	333	3,247
Callaway Golf Co. (Leisure Products)	444	6,792
Callon Petroleum Co.* (Oil, Gas & Consumable Fuels)	999	6,484
Cal-Maine Foods, Inc. (Food Products)	148	6,260
Cambrex Corp.* (Life Sciences Tools & Services)	148	5,588
Camping World Holdings, Inc. (Specialty Retail)	185	2,122
Cannae Holdings, Inc.* (Diversified Financial Services)	333	5,700
Capital Senior Living Corp.* (Health Care Providers & Services)	222	1,510
Capitol Federal Financial, Inc. (Thrifts & Mortgage Finance)	592	7,560
Capstead Mortgage Corp. (Mortgage Real Estate Investment Trusts)	481	3,208
Cara Therapeutics, Inc.* (Biotechnology)	185	2,405
Carbonite, Inc.* (IT Services)	148	3,738
Cardiovascular Systems, Inc.* (Health Care Equipment & Supplies)	185	5,271
Cardtronics PLC*—Class A (IT Services)	185	4,810
CareDx, Inc.* (Biotechnology)	222	5,581
Career Education Corp.* (Diversified Consumer Services)	333	3,803
CareTrust REIT, Inc. (Equity Real Estate Investment Trusts)	370	6,830
Cargurus, Inc.* (Interactive Media & Services)	222	7,488
Carpenter Technology Corp. (Metals & Mining)	185	6,588
Carrizo Oil & Gas, Inc.* (Oil, Gas & Consumable Fuels)	333	3,760
Carrols Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	222	2,184
Cars.com, Inc.* (Interactive Media & Services)	333	7,160
Carvana Co.* (Specialty Retail)	148	4,841
Casella Waste Systems, Inc.*—Class A (Commercial Services & Supplies)	185	5,271
CASI Pharmaceuticals, Inc.* (Biotechnology)	407	1,636
Castle Brands, Inc.* (Beverages)	1,443	1,227
Castlight Health, Inc.*—Class B (Health Care Technology)	629	1,365
Catalyst Pharmaceuticals, Inc.* (Biotechnology)	777	1,492
CatchMark Timber Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	296	2,102
Cathay General Bancorp, Inc. (Banks)	333	11,165
CBIZ, Inc.* (Professional Services)	259	5,102
CBL & Associates Properties, Inc. (Equity Real Estate Investment Trusts)	888	1,705
CECO Environmental Corp.* (Commercial Services & Supplies)	333	2,248
Cedar Realty Trust, Inc. (Equity Real Estate Investment Trusts)	629	1,975
CenterState Banks, Inc. (Banks)	370	7,785
Central European Media Enterprises, Ltd.*—Class A (Media)	666	1,851
Central Garden & Pet Co.*—Class A (Household Products)	185	5,781
Central Pacific Financial Corp. (Banks)	148	3,604
Century Aluminum Co.* (Metals & Mining)	259	1,893
Century Casinos, Inc.* (Hotels, Restaurants & Leisure)	259	1,914
Century Communities, Inc.* (Household Durables)	148	2,554

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 341

Common Stocks, continued

	Shares	Value
Cerus Corp.* (Health Care Equipment & Supplies)	666	$3,377
ChannelAdvisor Corp.* (Software)	185	2,100
Chart Industries, Inc.* (Machinery)	148	9,624
Chatham Lodging Trust (Equity Real Estate Investment Trusts)	222	3,925
Chegg, Inc.* (Diversified Consumer Services)	444	12,619
Chemical Financial Corp. (Banks)	296	10,837
Chesapeake Lodging Trust (Equity Real Estate Investment Trusts)	259	6,307
Chico’s FAS, Inc. (Specialty Retail)	629	3,535
Chimerix, Inc.* (Biotechnology)	444	1,141
ChromaDex Corp.* (Life Sciences Tools & Services)	518	1,777
Ciena Corp.* (Communications Equipment)	592	20,074
Cincinnati Bell, Inc.* (Diversified Telecommunication Services)	259	2,015
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	296	9,821
Cision, Ltd.* (Software)	222	2,597
Citizens, Inc.* (Insurance)	370	2,782
City Office REIT, Inc. (Equity Real Estate Investment Trusts)	259	2,655
Clean Energy Fuels Corp.* (Oil, Gas & Consumable Fuels)	962	1,655
Clear Channel Outdoor Holdings, Inc. (Media)	444	2,304
Clearside Biomedical, Inc.* (Pharmaceuticals)	222	238
Clearway Energy, Inc.—Class A (Independent Power and Renewable Electricity Producers)	148	2,504
Clearway Energy, Inc.—Class C (Independent Power and Renewable Electricity Producers)	333	5,744
Cleveland-Cliffs, Inc.* (Metals & Mining)	1,295	9,960
Cloud Peak Energy, Inc.* (Oil, Gas & Consumable Fuels)	666	244
Cloudera, Inc.* (Software)	481	5,320
Clovis Oncology, Inc.* (Biotechnology)	222	3,987
CNO Financial Group, Inc. (Insurance)	703	10,461
Codexis, Inc.* (Life Sciences Tools & Services)	296	4,943
Coeur Mining, Inc.* (Metals & Mining)	888	3,969
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	185	8,364
Coherus Biosciences, Inc.* (Biotechnology)	259	2,344
Cohu, Inc. (Semiconductors & Semiconductor Equipment)	148	2,378
Collegium Pharmaceutical, Inc.* (Pharmaceuticals)	148	2,541
Colony Credit Real Estate, Inc. (Mortgage Real Estate Investment Trusts)	407	6,427
Columbia Banking System, Inc. (Banks)	296	10,742
Columbia Financial, Inc.* (Thrifts & Mortgage Finance)	259	3,960
Comfort Systems USA, Inc. (Construction & Engineering)	185	8,081
Commercial Metals Co. (Metals & Mining)	518	8,298
Commercial Vehicle Group, Inc.* (Machinery)	296	1,687
Community Bank System, Inc. (Banks)	222	12,943
Community Health Systems, Inc.* (Health Care Providers & Services)	629	1,774
CommVault Systems, Inc.* (Software)	185	10,932
Compass Minerals International, Inc. (Metals & Mining)	148	6,170
CONMED Corp. (Health Care Equipment & Supplies)	111	7,126
ConnectOne Bancorp, Inc. (Banks)	148	2,734
CONSOL Energy, Inc.* (Oil, Gas & Consumable Fuels)	148	4,693
Consolidated Communications Holdings, Inc. (Diversified Telecommunication Services)	370	3,656
Continental Building Products, Inc.* (Building Products)	185	4,708
Control4 Corp.* (Electronic Equipment, Instruments & Components)	148	2,605
ConvergeOne Holdings, Inc. (IT Services)	222	2,748
Cooper Tire & Rubber Co. (Auto Components)	259	8,373
Corbus Pharmaceuticals Holdings, Inc.* (Biotechnology)	407	2,377
Corcept Therapeutics, Inc.* (Pharmaceuticals)	444	5,932
Corecivic, Inc. (Equity Real Estate Investment Trusts)	518	9,236
Core-Mark Holding Co., Inc. (Distributors)	222	5,162
CorePoint Lodging, Inc. (Equity Real Estate Investment Trusts)	222	2,720
Cornerstone OnDemand, Inc.* (Software)	222	11,195
Costamare, Inc. (Marine)	370	1,624
Coupa Software, Inc.* (Software)	222	13,955
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	1,739	13,738
Covanta Holding Corp. (Commercial Services & Supplies)	518	6,952
Covia Holdings Corp.*—Class C (Energy Equipment & Services)	185	633
Cowen Group, Inc.*—Class A (Capital Markets)	185	2,468
Cray, Inc.* (Technology Hardware, Storage & Peripherals)	222	4,793
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	407	17,409
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	333	8,651
Cross Country Healthcare, Inc.* (Health Care Providers & Services)	259	1,898
CryoLife, Inc.* (Health Care Equipment & Supplies)	185	5,250
CryoPort, Inc.* (Health Care Equipment & Supplies)	185	2,041
CSG Systems International, Inc. (IT Services)	148	4,702
CTI BioPharma Corp.* (Biotechnology)	481	353
CTS Corp. (Electronic Equipment, Instruments & Components)	148	3,832
Cubic Corp. (Aerospace & Defense)	111	5,965
Customers Bancorp, Inc.* (Banks)	148	2,694
CVB Financial Corp. (Banks)	444	8,982
Cymabay Therapeutics, Inc.* (Pharmaceuticals)	333	2,621
Cytokinetics, Inc.* (Biotechnology)	333	2,105
Cytomx Therapeutics, Inc.* (Biotechnology)	185	2,794
CytoSorbents Corp.* (Health Care Equipment & Supplies)	222	1,794
Daktronics, Inc. (Electronic Equipment, Instruments & Components)	296	2,190
Dana Holding Corp. (Auto Components)	629	8,573
Darling Ingredients, Inc.* (Food Products)	703	13,526
Daseke, Inc.* (Road & Rail)	296	1,089
Dave & Buster’s Entertainment, Inc. (Hotels, Restaurants & Leisure)	185	8,244

See accompanying notes to financial statements.

342 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Dean Foods Co. (Food Products)	481	$1,833
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	148	18,937
Del Taco Restaurants, Inc.* (Hotels, Restaurants & Leisure)	222	2,218
Delek US Holdings, Inc. (Oil, Gas & Consumable Fuels)	333	10,825
Deluxe Corp. (Commercial Services & Supplies)	185	7,111
Denbury Resources, Inc.* (Oil, Gas & Consumable Fuels)	1,998	3,417
Denny’s Corp.* (Hotels, Restaurants & Leisure)	333	5,398
Dermira, Inc.* (Pharmaceuticals)	259	1,862
DHT Holdings, Inc. (Oil, Gas & Consumable Fuels)	629	2,466
Diamond Offshore Drilling, Inc.* (Energy Equipment & Services)	333	3,144
DiamondRock Hospitality Co. (Equity Real Estate Investment Trusts)	888	8,063
Dicerna Pharmaceuticals, Inc.* (Biotechnology)	259	2,769
Diebold, Inc. (Technology Hardware, Storage & Peripherals)	407	1,013
Digi International, Inc.* (Communications Equipment)	185	1,867
Dime Community Bancshares, Inc. (Thrifts & Mortgage Finance)	185	3,141
Diodes, Inc.* (Semiconductors & Semiconductor Equipment)	185	5,968
Diplomat Pharmacy, Inc.* (Health Care Providers & Services)	259	3,486
Donnelley Financial Solutions, Inc.* (Capital Markets)	222	3,115
Dorian LPG, Ltd.* (Oil, Gas & Consumable Fuels)	259	1,510
Dorman Products, Inc.* (Auto Components)	111	9,992
Dril-Quip, Inc.* (Energy Equipment & Services)	185	5,555
Drive Shack, Inc.* (Hotels, Restaurants & Leisure)	407	1,595
DSW, Inc.—Class A (Specialty Retail)	333	8,225
Durect Corp.* (Pharmaceuticals)	1,258	608
Dycom Industries, Inc.* (Construction & Engineering)	148	7,998
Dynavax Technologies Corp.* (Biotechnology)	333	3,047
Dynex Capital, Inc. (Mortgage Real Estate Investment Trusts)	407	2,328
Eagle Bancorp, Inc.* (Banks)	148	7,209
Eagle Bulk Shipping, Inc.* (Marine)	407	1,876
Easterly Government Properties, Inc. (Equity Real Estate Investment Trusts)	259	4,061
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	148	13,576
Ebix, Inc. (Software)	111	4,724
Echo Global Logistics, Inc.* (Air Freight & Logistics)	148	3,009
Eclipse Resources Corp.* (Oil, Gas & Consumable Fuels)	1,147	1,204
Edgewell Personal Care Co.* (Personal Products)	222	8,292
Editas Medicine, Inc.* (Biotechnology)	222	5,051
El Paso Electric Co. (Electric Utilities)	185	9,274
Eldorado Resorts, Inc.* (Hotels, Restaurants & Leisure)	296	10,718
Electro Scientific Industries, Inc.* (Electronic Equipment, Instruments & Components)	185	5,543
Electronics for Imaging, Inc.* (Technology Hardware, Storage & Peripherals)	222	5,505
Ellie Mae, Inc.* (Software)	148	9,299
EMCOR Group, Inc. (Construction & Engineering)	222	13,252
Emerald Expositions Events, Inc. (Media)	148	1,826
Emergent BioSolutions, Inc.* (Biotechnology)	185	10,967
Employers Holdings, Inc. (Insurance)	148	6,212
Encore Capital Group, Inc.* (Consumer Finance)	148	3,478
Endo International PLC* (Pharmaceuticals)	999	7,293
Endologix, Inc.* (Health Care Equipment & Supplies)	555	397
Endurance International Group Holdings, Inc.* (IT Services)	407	2,707
Energy Fuels, Inc.* (Oil, Gas & Consumable Fuels)	925	2,636
Energy Recovery, Inc.* (Machinery)	296	1,992
EnerSys (Electrical Equipment)	185	14,359
Ennis, Inc. (Commercial Services & Supplies)	148	2,849
Enova International, Inc.* (Consumer Finance)	148	2,880
Enphase Energy, Inc.* (Electrical Equipment)	555	2,625
Entegris, Inc. (Semiconductors & Semiconductor Equipment)	592	16,514
Entercom Communications Corp.—Class A (Media)	666	3,803
Entravision Communications Corp.—Class A (Media)	518	1,507
Envestnet, Inc.* (Software)	185	9,100
Enzo Biochem, Inc.* (Life Sciences Tools & Services)	407	1,131
EP Energy Corp.*—Class A (Oil, Gas & Consumable Fuels)	629	440
Epizyme, Inc.* (Biotechnology)	296	1,823
Eros International PLC* (Entertainment)	222	1,840
ESCO Technologies, Inc. (Machinery)	111	7,320
Essendant, Inc. (Commercial Services & Supplies)	259	3,258
Essent Group, Ltd.* (Thrifts & Mortgage Finance)	407	13,911
Esterline Technologies Corp.* (Aerospace & Defense)	111	13,480
Ethan Allen Interiors, Inc. (Household Durables)	148	2,603
Etsy, Inc.* (Internet & Direct Marketing Retail)	481	22,882
Everbridge, Inc.* (Software)	111	6,300
Everi Holdings, Inc.* (IT Services)	407	2,096
EVERTEC, Inc. (IT Services)	296	8,495
Evolent Health, Inc.* (Health Care Technology)	333	6,643
Evolution Petroleum Corp. (Oil, Gas & Consumable Fuels)	222	1,514
Evoqua Water Technologies Corp.* (Machinery)	370	3,552
Exantas Capital Corp. (Mortgage Real Estate Investment Trusts)	259	2,595
Exela Technologies, Inc.*—Class I (IT Services)	444	1,727
ExlService Holdings, Inc.* (IT Services)	148	7,788
Exponent, Inc. (Professional Services)	222	11,258
Express, Inc.* (Specialty Retail)	407	2,080
Exterran Corp.* (Energy Equipment & Services)	185	3,275
Extreme Networks, Inc.* (Communications Equipment)	592	3,611

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 343

Common Stocks, continued

	Shares	Value
EZCORP, Inc.*—Class A (Consumer Finance)	296	$2,288
Fabrinet* (Electronic Equipment, Instruments & Components)	185	9,492
Farmers National Banc Corp. (Banks)	185	2,357
Farmland Partners, Inc. (Equity Real Estate Investment Trusts)	259	1,176
Fate Therapeutics, Inc.* (Biotechnology)	296	3,798
Federal Signal Corp. (Machinery)	296	5,890
Federated Investors, Inc.—Class B (Capital Markets)	444	11,789
Ferro Corp.* (Chemicals)	370	5,802
FGL Holdings* (Diversified Financial Services)	703	4,682
FibroGen, Inc.* (Biotechnology)	296	13,698
Finisar Corp.* (Communications Equipment)	518	11,189
First Bancorp (Banks)	148	4,834
First BanCorp. (Banks)	999	8,591
First Busey Corp. (Banks)	222	5,448
First Commonwealth Financial Corp. (Banks)	481	5,810
First Financial Bancorp (Banks)	407	9,654
First Financial Bankshares, Inc. (Banks)	259	14,942
First Foundation, Inc.* (Banks)	185	2,379
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	518	14,948
First Interstate Bancsys — Class A (Banks)	148	5,411
First Merchants Corp. (Banks)	222	7,608
First Midwest Bancorp, Inc. (Banks)	444	8,796
First of Long Island Corp. (The) (Banks)	148	2,953
FirstCash, Inc. (Consumer Finance)	185	13,385
Fitbit, Inc.*—Class A (Electronic Equipment, Instruments & Components)	999	4,965
Five Below, Inc.* (Specialty Retail)	222	22,714
Five Prime Therapeutics, Inc.* (Biotechnology)	222	2,065
Five9, Inc.* (Software)	259	11,323
Flagstar Bancorp, Inc.* (Thrifts & Mortgage Finance)	148	3,907
Flexion Therapeutics, Inc.* (Biotechnology)	185	2,094
Flotek Industries, Inc.* (Chemicals)	629	686
Fluent, Inc.* (Media)	592	2,131
Fluidigm Corp.* (Life Sciences Tools & Services)	370	3,189
Flushing Financial Corp. (Banks)	148	3,186
ForeScout Technologies, Inc.* (Software)	148	3,847
FormFactor, Inc.* (Semiconductors & Semiconductor Equipment)	370	5,213
Fortress Biotech, Inc.* (Biotechnology)	555	477
Forum Energy Technologies, Inc.* (Energy Equipment & Services)	444	1,834
Forward Air Corp. (Air Freight & Logistics)	148	8,118
Fossil Group, Inc.* (Textiles, Apparel & Luxury Goods)	222	3,492
Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts)	296	7,755
Fox Factory Holding Corp.* (Auto Components)	185	10,891
Francesca’s Holdings Corp.* (Specialty Retail)	296	287
Franklin Electric Co., Inc. (Machinery)	222	9,519
Franklin Street Properties Corp. (Equity Real Estate Investment Trusts)	555	3,458
Frank’s International N.V.* (Energy Equipment & Services)	481	2,511
Fresh Del Monte Produce, Inc. (Food Products)	148	4,184
Freshpet, Inc.* (Food Products)	148	4,760
Front Yard Residential Corp. (Equity Real Estate Investment Trusts)	296	2,584
Frontier Communications Corp.* (Diversified Telecommunication Services)	518	1,233
Frontline, Ltd.* (Oil, Gas & Consumable Fuels)	518	2,865
FTI Consulting, Inc.* (Professional Services)	148	9,863
FuelCell Energy, Inc.* (Electrical Equipment)	1,295	713
Fulton Financial Corp. (Banks)	740	11,455
FutureFuel Corp. (Chemicals)	185	2,934
GAIN Capital Holdings, Inc. (Capital Markets)	296	1,823
GameStop Corp.—Class A (Specialty Retail)	481	6,070
Gannett Co., Inc. (Media)	555	4,734
GasLog, Ltd. (Oil, Gas & Consumable Fuels)	222	3,654
GATX Corp. (Trading Companies & Distributors)	148	10,480
GCP Applied Technologies, Inc.* (Chemicals)	333	8,175
Generac Holdings, Inc.* (Electrical Equipment)	259	12,872
Genesis Healthcare, Inc.* (Health Care Providers & Services)	740	873
GenMark Diagnostics, Inc.* (Health Care Equipment & Supplies)	370	1,798
Gentherm, Inc.* (Auto Components)	185	7,396
Genworth Financial, Inc.*—Class A (Insurance)	2,220	10,345
Geron Corp.* (Biotechnology)	999	999
Getty Realty Corp. (Equity Real Estate Investment Trusts)	185	5,441
Gibraltar Industries, Inc.* (Building Products)	148	5,267
G-III Apparel Group, Ltd.* (Textiles, Apparel & Luxury Goods)	185	5,160
Glacier Bancorp, Inc. (Banks)	370	14,659
Gladstone Commercial Corp. (Equity Real Estate Investment Trusts)	185	3,315
Glaukos Corp.* (Health Care Equipment & Supplies)	148	8,313
Global Blood Therapeutics, Inc.* (Biotechnology)	222	9,113
Global Net Lease, Inc. (Equity Real Estate Investment Trusts)	333	5,867
Globus Medical, Inc.*—Class A (Health Care Equipment & Supplies)	296	12,811
Glu Mobile, Inc.* (Entertainment)	629	5,076
Glycomimetics, Inc.* (Biotechnology)	222	2,102
Gms, Inc.* (Trading Companies & Distributors)	185	2,749
GNC Holdings, Inc.*—Class A (Specialty Retail)	629	1,491
Gogo, Inc.* (Wireless Telecommunication Services)	481	1,438
Golar LNG, Ltd. (Oil, Gas & Consumable Fuels)	407	8,856
Gold Resource Corp. (Metals & Mining)	407	1,628
GoPro, Inc.*—Class A (Household Durables)	629	2,667
Government Properties Income Trust (Equity Real Estate Investment Trusts)	481	3,304
Granite Construction, Inc. (Construction & Engineering)	185	7,452
Granite Point Mortgage Trust (Mortgage Real Estate Investment Trusts)	222	4,003
Gray Television, Inc.* (Media)	407	5,999
Great Lakes Dredge & Dock Corp.* (Construction & Engineering)	481	3,184
Great Western Bancorp, Inc. (Banks)	259	8,094
Green Brick Partners, Inc.* (Household Durables)	222	1,607

See accompanying notes to financial statements.

344 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Green Dot Corp.*—Class A (Consumer Finance)	185	$14,711
Green Plains, Inc. (Oil, Gas & Consumable Fuels)	222	2,910
Greenlight Capital Re, Ltd.*—Class A (Insurance)	222	1,914
Greif, Inc.—Class A (Containers & Packaging)	111	4,120
Griffon Corp. (Building Products)	185	1,933
Groupon, Inc.* (Internet & Direct Marketing Retail)	1,998	6,394
GTT Communications, Inc.* (IT Services)	148	3,502
GUESS?, Inc. (Specialty Retail)	296	6,148
Gulfport Energy Corp.* (Oil, Gas & Consumable Fuels)	777	5,089
H&E Equipment Services, Inc. (Trading Companies & Distributors)	148	3,022
H.B. Fuller Co. (Chemicals)	222	9,473
Haemonetics Corp.* (Health Care Equipment & Supplies)	222	22,211
Halcon Resources Corp.* (Oil, Gas & Consumable Fuels)	851	1,447
Halozyme Therapeutics, Inc.* (Biotechnology)	555	8,120
Hancock Holding Co. (Banks)	370	12,821
Hanmi Financial Corp. (Banks)	185	3,645
Hannon Armstrong Sustainable, Inc.—Class I (Mortgage Real Estate Investment Trusts)	259	4,934
Harmonic, Inc.* (Communications Equipment)	629	2,969
Harsco Corp.* (Machinery)	370	7,348
Harvard Bioscience, Inc.* (Life Sciences Tools & Services)	407	1,294
Hawaiian Holdings, Inc. (Airlines)	222	5,863
HC2 Holdings, Inc.* (Construction & Engineering)	407	1,074
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	518	14,732
Healthcare Services Group, Inc. (Commercial Services & Supplies)	333	13,380
HealthEquity, Inc.* (Health Care Providers & Services)	222	13,242
HealthStream, Inc. (Health Care Technology)	148	3,574
Heartland Express, Inc. (Road & Rail)	259	4,740
Heartland Financial USA, Inc. (Banks)	148	6,505
Hecla Mining Co. (Metals & Mining)	1,887	4,453
Helen of Troy, Ltd.* (Household Durables)	111	14,562
Helix Energy Solutions Group, Inc.* (Energy Equipment & Services)	740	4,003
Heritage Commerce Corp. (Banks)	222	2,517
Heritage Financial Corp. (Banks)	185	5,498
Herman Miller, Inc. (Commercial Services & Supplies)	259	7,835
Heron Therapeutics, Inc.* (Biotechnology)	296	7,678
Hersha Hospitality Trust (Equity Real Estate Investment Trusts)	185	3,245
Hertz Global Holdings, Inc.* (Road & Rail)	296	4,040
HFF, Inc.—Class A (Real Estate Management & Development)	185	6,135
HighPoint Resources Corp.* (Oil, Gas & Consumable Fuels)	629	1,566
Hillenbrand, Inc. (Machinery)	259	9,824
Hilltop Holdings, Inc. (Banks)	333	5,937
HMS Holdings Corp.* (Health Care Technology)	370	10,408
HNI Corp. (Commercial Services & Supplies)	185	6,555
Home BancShares, Inc. (Banks)	666	10,882
HomeStreet, Inc.* (Thrifts & Mortgage Finance)	148	3,142
Hope Bancorp, Inc. (Banks)	555	6,582
Horace Mann Educators Corp. (Insurance)	185	6,928
Horizon BanCorp, Inc. (Banks)	222	3,503
Horizon Pharma PLC* (Pharmaceuticals)	703	13,736
Hortonworks, Inc.* (Software)	333	4,802
Hostess Brands, Inc.* (Food Products)	481	5,262
Houghton Mifflin Harcourt Co.* (Diversified Consumer Services)	555	4,917
Houlihan Lokey, Inc. (Capital Markets)	148	5,446
Hovnanian Enterprises, Inc.*—Class A (Household Durables)	1,184	810
Hub Group, Inc.*—Class A (Air Freight & Logistics)	148	5,486
Hubspot, Inc.* (Software)	148	18,608
Hudson, Ltd.*—Class A (Specialty Retail)	222	3,807
IBERIABANK Corp. (Banks)	222	14,270
Ichor Holdings, Ltd.* (Semiconductors & Semiconductor Equipment)	148	2,412
IDACORP, Inc. (Electric Utilities)	222	20,660
Idera Pharmaceuticals, Inc.* (Biotechnology)	185	512
II-VI, Inc.* (Electronic Equipment, Instruments & Components)	259	8,407
IMAX Corp.* (Entertainment)	259	4,872
Immersion Corp.* (Technology Hardware, Storage & Peripherals)	185	1,658
Immune Design Corp.* (Biotechnology)	444	577
ImmunoGen, Inc.* (Biotechnology)	592	2,842
Immunomedics, Inc.* (Biotechnology)	555	7,920
Imperva, Inc.* (Software)	148	8,242
Independence Contract Drilling, Inc.* (Energy Equipment & Services)	481	1,501
Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts)	481	4,416
Independent Bank Corp. (Banks)	111	7,804
Industrial Logistics Properties Trust (Equity Real Estate Investment Trusts)	149	2,926
Infinera Corp.* (Communications Equipment)	703	2,805
Information Services Group, Inc.* (IT Services)	444	1,883
InfraREIT, Inc. (Equity Real Estate Investment Trusts)	222	4,666
Ingevity Corp.* (Chemicals)	185	15,483
InnerWorkings, Inc.* (Professional Services)	333	1,245
Innospec, Inc. (Chemicals)	111	6,855
Innoviva, Inc.* (Pharmaceuticals)	370	6,457
Inovalon Holdings, Inc.* (Health Care Technology)	407	5,771
Inovio Pharmaceuticals, Inc.* (Biotechnology)	629	2,516
Inphi Corp.* (Semiconductors & Semiconductor Equipment)	222	7,137
Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	148	6,031
Insmed, Inc.* (Biotechnology)	333	4,369
Insperity, Inc. (Professional Services)	148	13,816
Instructure, Inc.* (Software)	148	5,551
Insys Therapeutics, Inc.* (Biotechnology)	259	907
Integer Holdings Corp.* (Health Care Equipment & Supplies)	148	11,286

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 345

Common Stocks, continued

	Shares	Value
Integrated Device Technology, Inc.* (Semiconductors & Semiconductor Equipment)	555	$26,880
Intellia Therapeutics, Inc.* (Biotechnology)	185	2,525
Intelsat S.A.* (Diversified Telecommunication Services)	222	4,749
InterDigital, Inc. (Communications Equipment)	148	9,832
Interface, Inc. (Commercial Services & Supplies)	296	4,218
International Bancshares Corp. (Banks)	259	8,910
International Speedway Corp.—Class A (Hotels, Restaurants & Leisure)	111	4,868
Intersect ENT, Inc.* (Pharmaceuticals)	148	4,171
Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	259	2,950
Intrepid Potash, Inc.* (Chemicals)	666	1,732
Intrexon Corp.* (Biotechnology)	333	2,178
Invacare Corp. (Health Care Equipment & Supplies)	185	796
Invesco Mortgage Capital, Inc. (Mortgage Real Estate Investment Trusts)	518	7,501
Investment Technology Group, Inc. (Capital Markets)	185	5,594
Investors Bancorp, Inc. (Banks)	1,073	11,159
Investors Real Estate Trust (Equity Real Estate Investment Trusts)	75	3,661
Invitae Corp.* (Biotechnology)	407	4,501
Iovance Biotherapeutics, Inc.* (Biotechnology)	407	3,602
Iridium Communications, Inc.* (Diversified Telecommunication Services)	444	8,192
iRobot Corp.* (Household Durables)	111	9,295
Ironwood Pharmaceuticals, Inc.* (Biotechnology)	592	6,133
iStar Financial, Inc. (Equity Real Estate Investment Trusts)	370	3,393
Iteris, Inc.* (Electronic Equipment, Instruments & Components)	370	1,380
Itron, Inc.* (Electronic Equipment, Instruments & Components)	148	6,999
J.C. Penney Co., Inc.* (Multiline Retail)	1,702	1,770
j2 Global, Inc. (Software)	185	12,835
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	111	8,617
Jagged Peak Energy, Inc.* (Oil, Gas & Consumable Fuels)	370	3,374
James River Group Holdings, Ltd. (Insurance)	148	5,408
Jeld-Wen Holding, Inc.* (Building Products)	333	4,732
John Bean Technologies Corp. (Machinery)	148	10,628
K12, Inc.* (Diversified Consumer Services)	222	5,503
Kadmon Holdings, Inc.* (Biotechnology)	629	1,308
Kaman Corp.—Class A (Trading Companies & Distributors)	111	6,226
Karyopharm Therapeutics, Inc.* (Biotechnology)	259	2,427
KB Home (Household Durables)	370	7,067
KBR, Inc. (Construction & Engineering)	629	9,548
Keane Group, Inc.* (Energy Equipment & Services)	296	2,421
Kearny Financial Corp. (Thrifts & Mortgage Finance)	481	6,166
Kelly Services, Inc.—Class A (Professional Services)	185	3,789
KEMET Corp. (Electronic Equipment, Instruments & Components)	259	4,543
Kemper Corp. (Insurance)	185	12,280
Kennametal, Inc. (Machinery)	333	11,082
Kennedy-Wilson Holdings, Inc. (Real Estate Management & Development)	555	10,084
Kimball Electronics, Inc.* (Electronic Equipment, Instruments & Components)	185	2,866
Kimball International, Inc.—Class B (Commercial Services & Supplies)	222	3,150
Kindred Biosciences, Inc.* (Biotechnology)	222	2,431
Kite Realty Group Trust (Equity Real Estate Investment Trusts)	407	5,735
Knoll, Inc. (Commercial Services & Supplies)	259	4,268
Knowles Corp.* (Electronic Equipment, Instruments & Components)	407	5,417
Kopin Corp.* (Semiconductors & Semiconductor Equipment)	666	665
Korn/Ferry International (Professional Services)	222	8,778
Kraton Performance Polymers, Inc.* (Chemicals)	148	3,232
Kratos Defense & Security Solutions, Inc.* (Aerospace & Defense)	444	6,256
Kura Oncology, Inc.* (Biotechnology)	185	2,597
Ladder Capital Corp. (Mortgage Real Estate Investment Trusts)	407	6,296
Ladenburg Thalmann Financial Services, Inc. (Capital Markets)	740	1,724
Lakeland Bancorp, Inc. (Banks)	222	3,288
Lakeland Financial Corp. (Banks)	111	4,458
Landec Corp.* (Food Products)	185	2,190
Lannett Co., Inc.* (Pharmaceuticals)	222	1,101
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	222	3,474
Laredo Petroleum, Inc.* (Oil, Gas & Consumable Fuels)	740	2,679
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	666	4,609
Laureate Education, Inc.*—Class A (Diversified Consumer Services)	259	3,947
La-Z-Boy, Inc. (Household Durables)	222	6,152
LCI Industries (Auto Components)	111	7,415
LegacyTexas Financial Group, Inc. (Banks)	222	7,124
LendingClub Corp.* (Consumer Finance)	1,554	4,087
Lexicon Pharmaceuticals, Inc.* (Biotechnology)	259	1,720
Lexington Realty Trust (Equity Real Estate Investment Trusts)	962	7,898
LHC Group, Inc.* (Health Care Providers & Services)	148	13,895
Liberty Braves Group*—Class C (Entertainment)	185	4,605
Liberty Expedia Holdings*—Class A (Internet & Direct Marketing Retail)	222	8,682
Liberty Latin America, Ltd.*—Class A (Media)	222	3,215
Liberty Latin America, Ltd.*—Class C (Media)	518	7,547
Liberty TripAdvisor Holdings, Inc.*—Class A (Interactive Media & Services)	370	5,879
Lilis Energy, Inc.* (Oil, Gas & Consumable Fuels)	444	608
Limelight Networks, Inc.* (IT Services)	666	1,558
Liquidity Services, Inc.* (Internet & Direct Marketing Retail)	296	1,826
LivaNova PLC* (Health Care Equipment & Supplies)	185	16,922
Live Oak Bancshares, Inc. (Banks)	148	2,192

See accompanying notes to financial statements.

346 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
LivePerson, Inc.* (Software)	259	$4,885
LiveRamp Holdings, Inc.* (IT Services)	333	12,864
LiveXLive Media, Inc.* (Entertainment)	259	1,282
Louisiana-Pacific Corp. (Paper & Forest Products)	629	13,977
Loxo Oncology, Inc.* (Biotechnology)	111	15,547
LSC Communications, Inc. (Commercial Services & Supplies)	222	1,554
LTC Properties, Inc. (Equity Real Estate Investment Trusts)	185	7,711
Lumber Liquidators Holdings, Inc.* (Specialty Retail)	148	1,409
Lumentum Holdings, Inc.* (Communications Equipment)	296	12,435
Luminex Corp. (Life Sciences Tools & Services)	185	4,275
M.D.C. Holdings, Inc. (Household Durables)	222	6,240
M/A-COM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	222	3,221
M/I Homes, Inc.* (Household Durables)	148	3,111
Macatawa Bank Corp. (Banks)	222	2,136
Mack-Cali Realty Corp. (Equity Real Estate Investment Trusts)	407	7,973
MacroGenics, Inc.* (Biotechnology)	222	2,819
Magellan Health, Inc.* (Health Care Providers & Services)	111	6,315
Maiden Holdings, Ltd. (Insurance)	407	672
Mallinckrodt PLC* (Pharmaceuticals)	370	5,846
MannKind Corp.* (Biotechnology)	1,221	1,294
ManTech International Corp.—Class A (IT Services)	111	5,805
Marinus Pharmaceuticals, Inc.* (Pharmaceuticals)	333	956
Marrone Bio Innovations, Inc.* (Chemicals)	999	1,469
Marten Transport, Ltd. (Road & Rail)	222	3,594
Masonite International Corp.* (Building Products)	111	4,976
MasTec, Inc.* (Construction & Engineering)	259	10,505
Matador Resources Co.* (Oil, Gas & Consumable Fuels)	444	6,895
Matrix Service Co.* (Energy Equipment & Services)	185	3,319
Matson, Inc. (Marine)	185	5,924
Matthews International Corp.—Class A (Commercial Services & Supplies)	148	6,012
Maxar Technologies, Ltd. (Aerospace & Defense)	259	3,098
MAXIMUS, Inc. (IT Services)	259	16,859
MaxLinear, Inc.*—Class A (Semiconductors & Semiconductor Equipment)	333	5,861
Maxwell Technologies, Inc.* (Electronic Equipment, Instruments & Components)	370	766
MB Financial, Inc. (Banks)	333	13,197
MBIA, Inc.* (Insurance)	481	4,291
McDermott International, Inc.* (Energy Equipment & Services)	740	4,840
McGrath RentCorp (Commercial Services & Supplies)	111	5,714
MDC Partners, Inc.*—Class A (Media)	481	1,255
Medequities Realty Trust, Inc. (Equity Real Estate Investment Trusts)	222	1,518
MediciNova, Inc.* (Biotechnology)	296	2,418
Medidata Solutions, Inc.* (Health Care Technology)	222	14,968
Mercury Systems, Inc.* (Aerospace & Defense)	222	10,498
Meredith Corp. (Media)	185	9,609
Meridian Bancorp, Inc. (Thrifts & Mortgage Finance)	259	3,709
Meridian Bioscience, Inc. (Health Care Equipment & Supplies)	222	3,854
Merit Medical Systems, Inc.* (Health Care Equipment & Supplies)	222	12,390
Meritage Homes Corp.* (Household Durables)	185	6,793
Meritor, Inc.* (Machinery)	370	6,257
Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	185	4,309
MGE Energy, Inc. (Electric Utilities)	148	8,874
MGIC Investment Corp.* (Thrifts & Mortgage Finance)	1,554	16,255
Milacron Holdings Corp.* (Machinery)	333	3,959
Mindbody, Inc.* (Software)	185	6,734
Minerals Technologies, Inc. (Chemicals)	148	7,598
Minerva Neurosciences, Inc.* (Biotechnology)	259	1,746
Miragen Therapeutics, Inc.* (Biotechnology)	296	897
Mitek System, Inc.* (Software)	259	2,800
Mobile Mini, Inc. (Commercial Services & Supplies)	185	5,874
MobileIron, Inc.* (Software)	555	2,547
Model N, Inc.* (Software)	185	2,448
Modine Manufacturing Co.* (Auto Components)	259	2,800
Moelis & Co. (Capital Markets)	185	6,360
Momenta Pharmaceuticals, Inc.* (Biotechnology)	370	4,085
MoneyGram International, Inc.* (IT Services)	296	592
Monmouth Real Estate Investment Corp.— Class A (Equity Real Estate Investment Trusts)	370	4,588
Monotype Imaging Holdings, Inc. (Software)	222	3,445
Monro Muffler Brake, Inc. (Specialty Retail)	148	10,175
Moog, Inc.—Class A (Aerospace & Defense)	148	11,467
Mr. Cooper Group, Inc.* (Thrifts & Mortgage Finance)	148	1,727
MRC Global, Inc.* (Trading Companies & Distributors)	370	4,525
MSA Safety, Inc. (Commercial Services & Supplies)	148	13,952
MSG Networks, Inc.*—Class A (Media)	296	6,974
Mueller Industries, Inc. (Machinery)	259	6,050
Mueller Water Products, Inc.—Class A (Machinery)	703	6,397
Murphy USA, Inc.* (Specialty Retail)	148	11,343
Myers Industries, Inc. (Containers & Packaging)	185	2,795
Myokardia, Inc.* (Pharmaceuticals)	148	7,231
Myriad Genetics, Inc.* (Biotechnology)	296	8,605
Nantkwest, Inc.* (Biotechnology)	592	687
Natera, Inc.* (Biotechnology)	222	3,099
National Bank Holdings Corp. (Banks)	148	4,569
National CineMedia, Inc. (Media)	444	2,877
National General Holdings Corp. (Insurance)	296	7,166
National Health Investors, Inc. (Equity Real Estate Investment Trusts)	185	13,975
National Storage Affiliates Trust (Equity Real Estate Investment Trusts)	222	5,874

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 347

Common Stocks, continued

	Shares	Value
National Vision Holdings, Inc.* (Specialty Retail)	148	$4,169
Natus Medical, Inc.* (Health Care Equipment & Supplies)	148	5,036
Nautilus, Inc.* (Leisure Products)	185	2,017
Navigant Consulting, Inc. (Professional Services)	222	5,339
Navistar International Corp.* (Machinery)	222	5,761
NBT Bancorp, Inc. (Banks)	185	6,399
NCI Building Systems, Inc.* (Building Products)	222	1,610
Neogen Corp.* (Health Care Equipment & Supplies)	222	12,654
NeoGenomics, Inc.* (Life Sciences Tools & Services)	296	3,733
NeoPhotonics Corp.* (Semiconductors & Semiconductor Equipment)	333	2,158
Neos Therapeutics, Inc.* (Pharmaceuticals)	296	488
NETGEAR, Inc.* (Communications Equipment)	148	7,700
NetScout Systems, Inc.* (Communications Equipment)	370	8,743
Nevro Corp.* (Health Care Equipment & Supplies)	111	4,317
New Jersey Resources Corp. (Gas Utilities)	370	16,898
New Media Investment Group, Inc. (Media)	296	3,425
New Relic, Inc.* (Software)	185	14,979
New Senior Investment Group, Inc. (Equity Real Estate Investment Trusts)	444	1,829
New York Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts)	629	3,705
NewLink Genetics Corp.* (Biotechnology)	370	562
Newpark Resources, Inc.* (Energy Equipment & Services)	481	3,304
Nexeo Solutions, Inc.* (Trading Companies & Distributors)	259	2,225
Nexstar Broadcasting Group, Inc.—Class A (Media)	185	14,549
NextGen Healthcare, Inc.* (Health Care Technology)	259	3,924
NIC, Inc. (IT Services)	333	4,156
NII Holdings, Inc.* (Wireless Telecommunication Services)	703	3,100
NMI Holdings, Inc.*—Class A (Thrifts & Mortgage Finance)	333	5,944
NN, Inc. (Machinery)	185	1,241
Noble Corp. PLC* (Energy Equipment & Services)	1,221	3,199
Nordic American Tankers, Ltd. (Oil, Gas & Consumable Fuels)	1,036	2,072
Northern Oil & Gas, Inc.* (Oil, Gas & Consumable Fuels)	925	2,091
Northfield Bancorp, Inc. (Thrifts & Mortgage Finance)	259	3,509
NorthStar Realty Europe Corp. (Equity Real Estate Investment Trusts)	259	3,766
Northwest Bancshares, Inc. (Thrifts & Mortgage Finance)	444	7,521
Northwest Natural Holding Co. (Gas Utilities)	148	8,948
NorthWestern Corp. (Multi-Utilities)	222	13,196
Novanta, Inc.* (Electronic Equipment, Instruments & Components)	148	9,324
Novavax, Inc.* (Biotechnology)	2,331	4,289
Novocure, Ltd.* (Health Care Equipment & Supplies)	333	11,149
NOW, Inc.* (Trading Companies & Distributors)	518	6,030
Nutrisystem, Inc. (Internet & Direct Marketing Retail)	148	6,494
NuVasive, Inc.* (Health Care Equipment & Supplies)	222	11,002
NxStage Medical, Inc.* (Health Care Equipment & Supplies)	296	8,472
Nymox Pharmaceutical Corp.* (Biotechnology)	518	679
Oasis Petroleum, Inc.* (Oil, Gas & Consumable Fuels)	1,147	6,343
Oceaneering International, Inc.* (Energy Equipment & Services)	444	5,371
Oceanfirst Financial Corp. (Thrifts & Mortgage Finance)	222	4,997
Ocular Therapeutix, Inc.* (Pharmaceuticals)	296	1,178
Ocwen Financial Corp.* (Thrifts & Mortgage Finance)	740	992
Office Depot, Inc. (Specialty Retail)	2,590	6,682
OFG Bancorp (Banks)	259	4,263
Oil States International, Inc.* (Energy Equipment & Services)	259	3,699
Old National Bancorp (Banks)	666	10,256
Old Second Bancorp, Inc. (Banks)	185	2,405
Ollie’s Bargain Outlet Holdings, Inc.* (Multiline Retail)	222	14,766
Omeros Corp.* (Pharmaceuticals)	259	2,885
Omnicell, Inc.* (Health Care Technology)	185	11,329
OMNOVA Solutions, Inc.* (Chemicals)	296	2,170
On Deck Capital, Inc.* (Diversified Financial Services)	370	2,183
ONE Gas, Inc. (Gas Utilities)	222	17,670
OneSpan, Inc.* (Software)	185	2,396
OPKO Health, Inc.* (Biotechnology)	1,517	4,566
OraSure Technologies, Inc.* (Health Care Equipment & Supplies)	296	3,457
ORBCOMM, Inc.* (Diversified Telecommunication Services)	407	3,362
Orchid Island Capital, Inc. (Mortgage Real Estate Investment Trusts)	370	2,364
Organovo Holdings, Inc.* (Biotechnology)	1,332	1,275
Orion Marine Group, Inc.* (Construction & Engineering)	259	1,111
Oritani Financial Corp. (Thrifts & Mortgage Finance)	222	3,275
Ormat Technologies, Inc. (Independent Power and Renewable Electricity Producers)	185	9,676
Otter Tail Corp. (Electric Utilities)	185	9,183
Overseas Shipholding Group, Inc.*—Class A (Oil, Gas & Consumable Fuels)	555	921
Owens & Minor, Inc. (Health Care Providers & Services)	296	1,874
Oxford Immunotec Global PLC* (Health Care Equipment & Supplies)	185	2,364
P.H. Glatfelter Co. (Paper & Forest Products)	222	2,167
Pacific Biosciences of California, Inc.* (Life Sciences Tools & Services)	814	6,024
Pacific Premier Bancorp, Inc.* (Banks)	222	5,665
Pacira Pharmaceuticals, Inc.* (Pharmaceuticals)	185	7,959
Palatin Technologies, Inc.* (Biotechnology)	2,146	1,520

See accompanying notes to financial statements.

348 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Pandora Media, Inc.* (Entertainment)	1,147	$9,279
Par Pacific Holdings, Inc.* (Oil, Gas & Consumable Fuels)	185	2,623
Paratek Pharmaceuticals, Inc.* (Pharmaceuticals)	259	1,329
Party City Holdco, Inc.* (Specialty Retail)	222	2,216
Pattern Energy Group, Inc. (Independent Power and Renewable Electricity Producers)	370	6,889
Patterson Cos., Inc. (Health Care Providers & Services)	370	7,274
Paylocity Holding Corp.* (Software)	148	8,911
PDC Energy, Inc.* (Oil, Gas & Consumable Fuels)	259	7,708
PDF Solutions, Inc.* (Semiconductors & Semiconductor Equipment)	222	1,871
PDL BioPharma, Inc.* (Biotechnology)	1,110	3,219
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)	333	10,150
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts)	296	8,380
Penn National Gaming, Inc.* (Hotels, Restaurants & Leisure)	444	8,361
Pennsylvania Real Estate Investment Trust (Equity Real Estate Investment Trusts)	370	2,198
PennyMac Mortgage Investment Trust (Mortgage Real Estate Investment Trusts)	296	5,512
Perficient, Inc.* (IT Services)	185	4,118
Performance Food Group Co.* (Food & Staples Retailing)	444	14,327
Perspecta, Inc. (IT Services)	629	10,831
PGT, Inc.* (Building Products)	259	4,105
Photronics, Inc.* (Semiconductors & Semiconductor Equipment)	407	3,940
Physicians Realty Trust (Equity Real Estate Investment Trusts)	777	12,455
Piedmont Office Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	555	9,457
Pier 1 Imports, Inc. (Specialty Retail)	740	226
Pieris Pharmaceuticals, Inc.* (Biotechnology)	444	1,181
Pioneer Energy Services Corp.* (Energy Equipment & Services)	592	728
Pitney Bowes, Inc. (Commercial Services & Supplies)	851	5,029
Planet Fitness, Inc.* (Hotels, Restaurants & Leisure)	370	19,840
Plantronics, Inc. (Communications Equipment)	148	4,899
Plexus Corp.* (Electronic Equipment, Instruments & Components)	148	7,560
Plug Power, Inc.* (Electrical Equipment)	1,480	1,835
PNM Resources, Inc. (Electric Utilities)	333	13,683
PolyOne Corp. (Chemicals)	333	9,524
Portland General Electric Co. (Electric Utilities)	370	16,965
Portola Pharmaceuticals, Inc.* (Biotechnology)	296	5,778
Potlatch Corp. (Equity Real Estate Investment Trusts)	283	8,954
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	111	6,769
PQ Group Holdings, Inc.* (Chemicals)	222	3,288
PRA Group, Inc.* (Consumer Finance)	222	5,410
Preferred Apartment Communities, Inc.— Class A (Equity Real Estate Investment Trusts)	222	3,121
Presidio, Inc. (IT Services)	222	2,897
Prestige Brands Holdings, Inc.* (Pharmaceuticals)	222	6,855
Primerica, Inc. (Insurance)	185	18,077
Primo Water Corp.* (Beverages)	185	2,592
Primoris Services Corp. (Construction & Engineering)	222	4,247
ProAssurance Corp. (Insurance)	259	10,505
Progenics Pharmaceuticals, Inc.* (Biotechnology)	444	1,865
Progress Software Corp. (Software)	222	7,879
ProPetro Holding Corp.* (Energy Equipment & Services)	370	4,558
PROS Holdings, Inc.* (Software)	148	4,647
Proteostasis Therapeutics, Inc.* (Biotechnology)	555	1,798
Prothena Corp. PLC* (Biotechnology)	259	2,668
Proto Labs, Inc.* (Machinery)	111	12,521
Provident Financial Services, Inc. (Thrifts & Mortgage Finance)	296	7,142
PTC Therapeutics, Inc.* (Biotechnology)	222	7,619
Puma Biotechnology, Inc.* (Biotechnology)	148	3,012
Q2 Holdings, Inc.* (Software)	148	7,333
QTS Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	222	8,225
Quad/Graphics, Inc. (Commercial Services & Supplies)	185	2,279
Qualys, Inc.* (Software)	148	11,062
Quanex Building Products Corp. (Building Products)	222	3,017
Quantenna Communications, Inc.* (Communications Equipment)	222	3,186
Quidel Corp.* (Health Care Equipment & Supplies)	148	7,225
QuinStreet, Inc.* (Interactive Media & Services)	259	4,204
Quorum Health Corp.* (Health Care Providers & Services)	370	1,069
Quotient Technology, Inc.* (Internet & Direct Marketing Retail)	407	4,347
R. R. Donnelley & Sons Co. (Commercial Services & Supplies)	444	1,758
R1 RCM, Inc.* (Health Care Providers & Services)	555	4,412
Radian Group, Inc. (Thrifts & Mortgage Finance)	925	15,133
Radiant Logistics, Inc.* (Air Freight & Logistics)	481	2,044
Radius Health, Inc.* (Biotechnology)	185	3,051
RadNet, Inc.* (Health Care Providers & Services)	259	2,634
Rambus, Inc.* (Semiconductors & Semiconductor Equipment)	518	3,973
Rapid7, Inc.* (Software)	185	5,765
Raven Industries, Inc. (Industrial Conglomerates)	185	6,695
Rayonier Advanced Materials, Inc. (Chemicals)	296	3,152
Red Rock Resorts, Inc.—Class A (Hotels, Restaurants & Leisure)	296	6,012
Redfin Corp.* (Real Estate Management & Development)	333	4,795
Redwood Trust, Inc. (Mortgage Real Estate Investment Trusts)	370	5,576

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 349

Common Stocks, continued

	Shares	Value
Regenxbio, Inc.* (Biotechnology)	148	$6,209
Regis Corp.* (Diversified Consumer Services)	222	3,763
Remark Holdings, Inc.* (Internet & Direct Marketing Retail)	370	448
Renasant Corp. (Banks)	222	6,700
Renewable Energy Group, Inc.* (Oil, Gas & Consumable Fuels)	222	5,705
Rent-A-Center, Inc.* (Specialty Retail)	259	4,193
Repligen Corp.* (Biotechnology)	185	9,757
Republic First Bancorp, Inc.* (Banks)	333	1,988
Resources Connection, Inc. (Professional Services)	185	2,627
Retail Opportunity Investments Corp. (Equity Real Estate Investment Trusts)	481	7,638
Retrophin, Inc.* (Biotechnology)	185	4,187
REV Group, Inc. (Machinery)	185	1,389
Revance Therapeutics, Inc.* (Pharmaceuticals)	185	3,724
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts)	370	10,904
Rexnord Corp.* (Machinery)	444	10,190
Ribbon Communications, Inc.* (Communications Equipment)	407	1,962
Rigel Pharmaceuticals, Inc.* (Biotechnology)	1,036	2,383
Ring Energy, Inc.* (Oil, Gas & Consumable Fuels)	333	1,692
Rite Aid Corp.* (Food & Staples Retailing)	4,736	3,355
RLI Corp. (Insurance)	185	12,763
RLJ Lodging Trust (Equity Real Estate Investment Trusts)	740	12,136
Rockwell Medical, Inc.* (Health Care Equipment & Supplies)	444	1,003
Roku, Inc.* (Household Durables)	185	5,668
Rowan Cos. PLC*—Class A (Energy Equipment & Services)	592	4,967
RPT Realty (Equity Real Estate Investment Trusts)	407	4,864
RTI Surgical, Inc.* (Health Care Equipment & Supplies)	518	1,917
RTW Retailwinds, Inc.* (Specialty Retail)	407	1,152
Rudolph Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	148	3,030
Rush Enterprises, Inc.—Class A (Trading Companies & Distributors)	148	5,103
Ruth’s Hospitality Group, Inc. (Hotels, Restaurants & Leisure)	148	3,364
Ryman Hospitality Properties, Inc.—Class I (Equity Real Estate Investment Trusts)	185	12,338
S&T Bancorp, Inc. (Banks)	148	5,600
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	740	12,195
Safe Bulkers, Inc.* (Marine)	555	988
Saia, Inc.* (Road & Rail)	111	6,196
SailPoint Technologies Holding, Inc.* (Software)	185	4,346
Sally Beauty Holdings, Inc.* (Specialty Retail)	555	9,463
Sanchez Energy Corp.* (Oil, Gas & Consumable Fuels)	629	170
SandRidge Energy, Inc.* (Oil, Gas & Consumable Fuels)	185	1,408
Sandy Spring Bancorp, Inc. (Banks)	148	4,638
Sangamo BioSciences, Inc.* (Biotechnology)	481	5,522
Sanmina Corp.* (Electronic Equipment, Instruments & Components)	296	7,122
Savara, Inc.* (Biotechnology)	222	1,681
ScanSource, Inc.* (Electronic Equipment, Instruments & Components)	111	3,816
Schnitzer Steel Industries, Inc.—Class A (Metals & Mining)	148	3,189
Scholastic Corp. (Media)	148	5,958
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	148	3,707
Science Applications International Corp. (IT Services)	185	11,785
Scientific Games Corp.*—Class A (Hotels, Restaurants & Leisure)	222	3,969
Scorpio Bulkers, Inc. (Marine)	407	2,251
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	1,591	2,800
Seacoast Banking Corp. of Florida* (Banks)	222	5,776
SeaWorld Entertainment, Inc.* (Hotels, Restaurants & Leisure)	259	5,721
Select Energy Services, Inc.* (Energy Equipment & Services)	259	1,637
Select Medical Holdings Corp.* (Health Care Providers & Services)	481	7,383
Selective Insurance Group, Inc. (Insurance)	259	15,783
SemGroup Corp.—Class A (Oil, Gas & Consumable Fuels)	370	5,099
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	259	11,880
Senseonics Holdings, Inc.* (Health Care Equipment & Supplies)	518	1,342
Sensient Technologies Corp. (Chemicals)	185	10,332
Seritage Growth Properties — Class A (Equity Real Estate Investment Trusts)	148	4,785
ServiceSource International, Inc.* (IT Services)	629	679
ServisFirst Bancshares, Inc. (Banks)	222	7,075
Shake Shack, Inc.*—Class A (Hotels, Restaurants & Leisure)	111	5,042
Shenandoah Telecommunications Co. (Wireless Telecommunication Services)	222	9,823
Ship Finance International, Ltd. (Oil, Gas & Consumable Fuels)	407	4,286
Shutterfly, Inc.* (Internet & Direct Marketing Retail)	148	5,958
SIGA Technologies, Inc.* (Pharmaceuticals)	407	3,215
Signet Jewelers, Ltd. (Specialty Retail)	259	8,228
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	185	14,580
Simmons First National Corp.—Class A (Banks)	407	9,821
Simply Good Foods Co. (The)* (Food Products)	333	6,294
Simpson Manufacturing Co., Inc. (Building Products)	185	10,014
Sinclair Broadcast Group, Inc.—Class A (Media)	333	8,771
Siteone Landscape Supply, Inc.* (Trading Companies & Distributors)	185	10,225
SkyWest, Inc. (Airlines)	222	9,872
Sleep Number Corp.* (Specialty Retail)	185	5,870
Solaris Oilfield Infrastructure, Inc. (Energy Equipment & Services)	185	2,237
Sorrento Therapeutics, Inc.* (Biotechnology)	555	1,332

See accompanying notes to financial statements.

350 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Sotheby’s*—Class A (Diversified Consumer Services)	185	$7,352
South Jersey Industries, Inc. (Gas Utilities)	370	10,286
South State Corp. (Banks)	148	8,873
Southside Bancshares, Inc. (Banks)	148	4,699
Southwest Gas Corp. (Gas Utilities)	185	14,153
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	2,516	8,580
Spark Therapeutics, Inc.* (Biotechnology)	148	5,793
Spartan Motors, Inc. (Machinery)	222	1,605
SpartanNash Co. (Food & Staples Retailing)	185	3,178
Spectrum Pharmaceuticals, Inc.* (Biotechnology)	444	3,885
Spire, Inc. (Gas Utilities)	222	16,446
Spirit Airlines, Inc.* (Airlines)	296	17,145
Spirit MTA REIT (Equity Real Estate Investment Trusts)	296	2,110
Sportsman’s Warehouse Holdings, Inc.* (Specialty Retail)	370	1,621
SPX Corp.* (Machinery)	185	5,182
SPX FLOW, Inc.* (Machinery)	185	5,628
SRC Energy, Inc.* (Oil, Gas & Consumable Fuels)	1,073	5,043
STAAR Surgical Co.* (Health Care Equipment & Supplies)	185	5,903
STAG Industrial, Inc. (Equity Real Estate Investment Trusts)	407	10,126
Steelcase, Inc.—Class A (Commercial Services & Supplies)	407	6,036
Stemline Therapeutics, Inc.* (Biotechnology)	185	1,758
Sterling Construction Co., Inc.* (Construction & Engineering)	185	2,015
Steven Madden, Ltd. (Textiles, Apparel & Luxury Goods)	370	11,196
Stifel Financial Corp. (Capital Markets)	296	12,261
Stoneridge, Inc.* (Auto Components)	148	3,648
Stratasys, Ltd.* (Technology Hardware, Storage & Peripherals)	259	4,665
Summit Hotel Properties, Inc. (Equity Real Estate Investment Trusts)	481	4,680
Summit Materials, Inc.*—Class A (Construction Materials)	481	5,964
Sun Hydraulics Corp. (Machinery)	148	4,912
SunCoke Energy, Inc.* (Metals & Mining)	333	2,847
SunPower Corp.* (Semiconductors & Semiconductor Equipment)	407	2,023
Sunrun, Inc.* (Electrical Equipment)	444	4,835
Sunstone Hotel Investors, Inc. (Equity Real Estate Investment Trusts)	962	12,516
Superior Energy Services, Inc.* (Energy Equipment & Services)	740	2,479
Superior Industries International, Inc. (Auto Components)	148	712
Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	222	7,375
Sykes Enterprises, Inc.* (IT Services)	185	4,575
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	148	5,507
Syneos Health, Inc.* (Life Sciences Tools & Services)	259	10,193
SYNNEX Corp. (Electronic Equipment, Instruments & Components)	111	8,973
Syros Pharmaceuticals, Inc.* (Biotechnology)	222	1,237
T2 Biosystems, Inc.* (Biotechnology)	259	780
Tahoe Resources, Inc.* (Metals & Mining)	1,480	5,402
Tailored Brands, Inc. (Specialty Retail)	222	3,028
Tandem Diabetes Care, Inc.* (Health Care Equipment & Supplies)	222	8,429
Tanger Factory Outlet Centers, Inc. (Equity Real Estate Investment Trusts)	407	8,230
Taylor Morrison Home Corp.*—Class A (Household Durables)	481	7,648
Team, Inc.* (Commercial Services & Supplies)	185	2,710
Tech Data Corp.* (Electronic Equipment, Instruments & Components)	148	12,107
Teekay Corp. (Oil, Gas & Consumable Fuels)	444	1,483
Teekay Tankers, Ltd.—Class A (Oil, Gas & Consumable Fuels)	1,813	1,682
TEGNA, Inc. (Media)	962	10,458
Teladoc, Inc.* (Health Care Technology)	259	12,839
Telaria, Inc.* (Software)	481	1,313
Telenav, Inc.* (Software)	333	1,352
Teligent, Inc.* (Pharmaceuticals)	518	710
Tellurian, Inc.* (Oil, Gas & Consumable Fuels)	444	3,086
Tenet Healthcare Corp.* (Health Care Providers & Services)	370	6,342
Tenneco, Inc. (Auto Components)	222	6,081
Terraform Power, Inc.—Class A (Independent Power and Renewable Electricity Producers)	407	4,567
Terreno Realty Corp. (Equity Real Estate Investment Trusts)	259	9,109
Tetra Tech, Inc. (Commercial Services & Supplies)	222	11,493
TETRA Technologies, Inc.* (Energy Equipment & Services)	777	1,305
Tetraphase Pharmaceuticals, Inc.* (Pharmaceuticals)	518	585
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	296	17,672
Textainer Group Holdings, Ltd.* (Trading Companies & Distributors)	185	1,843
TG Therapeutics, Inc.* (Biotechnology)	333	1,365
The Andersons, Inc. (Food & Staples Retailing)	148	4,424
The Bancorp, Inc.* (Banks)	333	2,651
The Brink’s Co. (Commercial Services & Supplies)	222	14,352
The Buckle, Inc. (Specialty Retail)	148	2,862
The Cheesecake Factory, Inc. (Hotels, Restaurants & Leisure)	185	8,049
The E.W. Scripps Co.—Class A (Media)	259	4,074
The Ensign Group, Inc. (Health Care Providers & Services)	222	8,611
The GEO Group, Inc. (Equity Real Estate Investment Trusts)	518	10,205
The Greenbrier Cos., Inc. (Machinery)	148	5,852
The Hackett Group, Inc. (IT Services)	185	2,962
The KEYW Holding Corp.* (Aerospace & Defense)	333	2,228
The Manitowoc Co., Inc.* (Machinery)	185	2,732
The Medicines Co.* (Pharmaceuticals)	296	5,665

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 351

Common Stocks, continued

	Shares	Value
The Meet Group, Inc.* (Interactive Media & Services)	592	$2,741
The New York Times Co.—Class A (Media)	555	12,372
The St Joe Co.* (Real Estate Management & Development)	222	2,924
TherapeuticsMD, Inc.* (Pharmaceuticals)	851	3,242
Theravance Biopharma, Inc.* (Pharmaceuticals)	222	5,681
Thermon Group Holdings, Inc.* (Electrical Equipment)	185	3,752
Third Point Reinsurance, Ltd.* (Insurance)	407	3,923
Tier REIT, Inc. (Equity Real Estate Investment Trusts)	222	4,580
Tile Shop Holdings, Inc. (Specialty Retail)	333	1,825
TimkenSteel Corp.* (Metals & Mining)	222	1,940
Tiptree Financial, Inc.—Class A (Insurance)	296	1,655
Titan International, Inc. (Machinery)	296	1,379
Tivity Health, Inc.* (Health Care Providers & Services)	185	4,590
TiVo Corp. (Software)	555	5,223
TopBuild Corp.* (Household Durables)	148	6,660
TowneBank (Banks)	296	7,089
TPG RE Finance Trust, Inc.—Class T (Mortgage Real Estate Investment Trusts)	185	3,382
Trade Desk, Inc. (The)* (Software)	148	17,177
TransEnterix, Inc.* (Health Care Equipment & Supplies)	925	2,091
Travelport Worldwide, Ltd. (IT Services)	555	8,669
Tredegar Corp. (Chemicals)	148	2,347
Trex Co., Inc.* (Building Products)	259	15,374
TRI Pointe Group, Inc.* (Household Durables)	666	7,279
TriMas Corp.* (Machinery)	222	6,058
TriNet Group, Inc.* (Professional Services)	185	7,761
Trinseo SA (Chemicals)	185	8,469
Triton International, Ltd./Bermuda (Trading Companies & Distributors)	259	8,047
Triumph Group, Inc. (Aerospace & Defense)	259	2,979
Tronox, Ltd.—Class A (Chemicals)	444	3,454
TrueBlue, Inc.* (Professional Services)	222	4,940
TrueCar, Inc.* (Interactive Media & Services)	481	4,358
TrustCo Bank Corp. (Thrifts & Mortgage Finance)	518	3,553
Trustmark Corp. (Banks)	296	8,415
TTM Technologies, Inc.* (Electronic Equipment, Instruments & Components)	444	4,320
Tupperware Brands Corp. (Household Durables)	222	7,009
Tutor Perini Corp.* (Construction & Engineering)	222	3,545
Tyme Technologies, Inc.* (Biotechnology)	518	1,911
U.S. Silica Holdings, Inc. (Energy Equipment & Services)	333	3,390
Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	222	1,880
Ultra Petroleum Corp.* (Oil, Gas & Consumable Fuels)	1,221	928
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	185	8,044
UMB Financial Corp. (Banks)	185	11,279
UMH Properties, Inc. (Equity Real Estate Investment Trusts)	222	2,628
Union Bankshares Corp. (Banks)	296	8,356
Unisys Corp.* (IT Services)	296	3,442
Unit Corp.* (Energy Equipment & Services)	259	3,699
United Bankshares, Inc. (Banks)	407	12,662
United Community Banks, Inc. (Banks)	333	7,146
United Community Financial Corp. (Thrifts & Mortgage Finance)	296	2,620
United Financial Bancorp, Inc. (Thrifts & Mortgage Finance)	259	3,807
United Natural Foods, Inc.* (Food & Staples Retailing)	222	2,351
Universal Corp. (Tobacco)	111	6,011
Universal Forest Products, Inc. (Building Products)	259	6,724
Universal Insurance Holdings, Inc. (Insurance)	148	5,612
Univest Corp. of Pennsylvania (Banks)	148	3,192
Uranium Energy Corp.* (Oil, Gas & Consumable Fuels)	1,406	1,758
Urban Edge Properties (Equity Real Estate Investment Trusts)	481	7,994
Urstadt Biddle Properties, Inc.—Class A (Equity Real Estate Investment Trusts)	185	3,556
USA Technologies, Inc.* (Technology Hardware, Storage & Peripherals)	296	1,151
Valhi, Inc. (Chemicals)	333	643
Valley National Bancorp (Banks)	1,332	11,828
Vanda Pharmaceuticals, Inc.* (Biotechnology)	259	6,768
Varex Imaging Corp.* (Health Care Equipment & Supplies)	185	4,381
Varonis Systems, Inc.* (Software)	111	5,872
Vector Group, Ltd. (Tobacco)	444	4,320
Veeco Instruments, Inc.* (Semiconductors & Semiconductor Equipment)	259	1,919
Veracyte, Inc.* (Biotechnology)	222	2,793
Verastem, Inc.* (Biotechnology)	370	1,243
Vericel Corp.* (Biotechnology)	259	4,507
Verint Systems, Inc.* (Software)	259	10,958
Verso Corp.*—Class A (Paper & Forest Products)	185	4,144
ViaSat, Inc.* (Communications Equipment)	222	13,086
Viavi Solutions, Inc.* (Communications Equipment)	999	10,040
ViewRay, Inc.* (Health Care Equipment & Supplies)	370	2,246
Viking Therapeutics, Inc.* (Biotechnology)	296	2,264
VirnetX Holding Corp.* (Software)	592	1,421
Virtusa Corp.* (IT Services)	148	6,303
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	555	9,996
Vista Outdoor, Inc.* (Leisure Products)	296	3,360
Vital Therapies, Inc.* (Biotechnology)	333	62
Vivint Solar, Inc.* (Electrical Equipment)	370	1,410
Vocera Communications, Inc.* (Health Care Technology)	148	5,824
Vonage Holdings Corp.* (Diversified Telecommunication Services)	962	8,397
W&T Offshore, Inc.* (Oil, Gas & Consumable Fuels)	555	2,287
Wabash National Corp. (Machinery)	296	3,872
Waddell & Reed Financial, Inc.—Class A (Capital Markets)	370	6,690
WageWorks, Inc.* (Professional Services)	185	5,025
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	111	4,801

See accompanying notes to financial statements.

352 :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Warrior Met Coal, Inc. (Metals & Mining)	185	$4,460
Washington Federal, Inc. (Thrifts & Mortgage Finance)	370	9,883
Washington Prime Group, Inc. (Equity Real Estate Investment Trusts)	888	4,316
Washington Real Estate Investment Trust (Equity Real Estate Investment Trusts)	333	7,659
Waterstone Financial, Inc. (Thrifts & Mortgage Finance)	185	3,101
Watts Water Technologies, Inc.—Class A (Machinery)	111	7,163
Weight Watchers International, Inc.* (Diversified Consumer Services)	148	5,705
Werner Enterprises, Inc. (Road & Rail)	222	6,558
WesBanco, Inc. (Banks)	185	6,788
Wesco Aircraft Holdings, Inc.* (Aerospace & Defense)	333	2,631
Westamerica Bancorp (Banks)	111	6,180
Western Asset Mortgage Capital Corp. (Mortgage Real Estate Investment Trusts)	259	2,160
Western New England BanCorp, Inc. (Thrifts & Mortgage Finance)	222	2,229
Whitestone REIT (Equity Real Estate Investment Trusts)	259	3,175
WideOpenWest, Inc.* (Media)	259	1,847
Wildhorse Resource Development Corp.* (Oil, Gas & Consumable Fuels)	148	2,088
William Lyon Homes*—Class A (Household Durables)	185	1,978
Willscot Corp.* (Construction & Engineering)	222	2,091
Windstream Holdings, Inc.* (Diversified Telecommunication Services)	370	773
Wingstop, Inc. (Hotels, Restaurants & Leisure)	148	9,500
Winnebago Industries, Inc. (Automobiles)	148	3,583
WisdomTree Investments, Inc. (Capital Markets)	592	3,937
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	407	12,979
Woodward, Inc. (Machinery)	222	16,493
Workiva, Inc.* (Software)	148	5,312
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	333	7,130
World Wrestling Entertainment, Inc.—Class A (Entertainment)	185	13,823
Worthington Industries, Inc. (Metals & Mining)	185	6,445
Wright Medical Group N.V.* (Health Care Equipment & Supplies)	444	12,086
WSFS Financial Corp. (Thrifts & Mortgage Finance)	148	5,611
Xencor, Inc.* (Biotechnology)	222	8,028
Xenia Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	481	8,273
Xperi Corp. (Semiconductors & Semiconductor Equipment)	259	4,763
Yelp, Inc.* (Interactive Media & Services)	333	11,651
Yext, Inc.* (Software)	370	5,495
YRC Worldwide, Inc.* (Road & Rail)	259	816
ZAGG, Inc.* (Household Durables)	185	1,809
Zion Oil & Gas, Inc.* (Oil, Gas & Consumable Fuels)	592	247
ZIOPHARM Oncology, Inc.* (Biotechnology)	925	1,730
ZixCorp.* (Software)	444	2,544
Zogenix, Inc.* (Pharmaceuticals)	148	5,396
Zomedica Pharmaceuticals Corp.* (Pharmaceuticals)	814	1,001
TOTAL COMMON STOCKS (Cost $5,518,239)		6,706,093

Contingent Right(NM)
A. Schulman, Inc.*^+(a) (Chemicals)	148	296
TOTAL CONTINGENT RIGHT (Cost $296)		296

Trust (0.0%)

	Interest Units	Value
Ferroglobe Representation and Warranty Insurance^+ (Metals & Mining)	510	$—
TOTAL TRUST (Cost $—)		—

Repurchase Agreements(b)(c) (51.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $8,652,299	$8,651,000	$8,651,000
TOTAL REPURCHASE AGREEMENTS (Cost $8,651,000)		8,651,000
TOTAL INVESTMENT SECURITIES (Cost $14,169,535)—91.8%		15,357,389
Net other assets (liabilities)—8.2%		1,378,866
NET ASSETS—100.0%		$16,736,255

*	Non-income producing security.
^	The Advisor has deemed these securities to be illiquid. As of December 31, 2018, these securities represented less than 0.005% of the net assets of the Fund.
+	These securities were fair valued based on procedures approved by the Board of Trustees. As of December 31, 2018, these securities represented less than 0.005% of the net assets of the Fund.
(a)

No explicit expiration date, expiration is subject to contingencies. In August 2018, LyondellBasell Industries N.V. completed an acquisition of 100% of A. Schulman, Inc. in exchange for cash and a contingent right per share acquired. Rights entitle the Fund to certain net proceeds, if any, that are recovered from ongoing litigation and government investigations related to past acquisitions made by A. Schulman, Inc.

(b)

A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2018, the aggregate amount held in a segregated account was $3,170,000.

(c)

The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 353

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini Russell 2000 Index Futures Contracts	2	3/18/19	$134,960	$93

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
iShares Russell 2000 ETF	Goldman Sachs International	1/28/19	2.47%	$2,861,146	$29,555
Russell 2000 Index	Goldman Sachs International	1/28/19	2.67%	10,131,464	129,178
				12,992,610	158,733
iShares Russell 2000 ETF	UBS AG	1/28/19	2.22%	7,651,804	79,251
Russell 2000 Index	UBS AG	1/28/19	2.42%	5,907,711	45,295
				13,559,515	124,546
				$26,552,125	$283,279

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

ProFund VP UltraSmall-Cap invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Aerospace & Defense	$84,269	0.5%
Air Freight & Logistics	25,409	0.2%
Airlines	32,880	0.2%
Auto Components	71,631	0.4%
Automobiles	3,583	NM
Banks	556,493	3.3%
Beverages	3,819	NM
Biotechnology	438,015	2.5%
Building Products	84,399	0.5%
Capital Markets	77,983	0.5%
Chemicals	126,244	0.8%
Commercial Services & Supplies	174,495	1.0%
Communications Equipment	129,905	0.8%
Construction & Engineering	77,122	0.5%
Construction Materials	5,964	NM
Consumer Finance	46,239	0.3%
Containers & Packaging	6,915	NM
Distributors	5,162	NM
Diversified Consumer Services	59,865	0.4%
Diversified Financial Services	15,766	0.1%
Diversified Telecommunication Services	40,741	0.2%
Electric Utilities	95,560	0.6%
Electrical Equipment	51,559	0.3%
Electronic Equipment, Instruments & Components	164,263	1.0%
Energy Equipment & Services	86,635	0.5%
Entertainment	43,958	0.3%
Equity Real Estate Investment Trusts	484,858	2.9%
Food & Staples Retailing	27,635	0.2%
Food Products	52,866	0.4%
Gas Utilities	84,401	0.5%
Health Care Equipment & Supplies	249,969	1.5%
Health Care Providers & Services	131,576	0.8%
Health Care Technology	84,135	0.5%
Hotels, Restaurants & Leisure	169,175	1.0%
Household Durables	103,617	0.6%
Household Products	5,781	NM
Independent Power and Renewable Electricity Producers	31,548	0.2%
Industrial Conglomerates	6,695	NM
Insurance	160,895	1.0%
Interactive Media & Services	43,481	0.3%
Internet & Direct Marketing Retail	59,746	0.4%
IT Services	160,102	1.0%
Leisure Products	19,874	0.1%
Life Sciences Tools & Services	43,849	0.3%
Machinery	227,090	1.3%
Marine	12,663	0.1%
Media	117,086	0.7%
Metals & Mining	81,850	0.5%
Mortgage Real Estate Investment Trusts	99,187	0.6%
Multiline Retail	21,886	0.1%
Multi-Utilities	38,135	0.2%
Oil, Gas & Consumable Fuels	176,858	1.1%
Paper & Forest Products	28,407	0.2%
Personal Products	8,292	NM
Pharmaceuticals	143,827	0.9%
Professional Services	93,186	0.6%
Real Estate Management & Development	23,938	0.1%
Road & Rail	37,490	0.2%
Semiconductors & Semiconductor Equipment	212,216	1.2%
Software	381,826	2.2%
Specialty Retail	188,548	1.2%

See accompanying notes to financial statements.

354 :: ProFund VP UltraSmall-Cap :: Financial Statements

	Value	% of Net Assets
Technology Hardware, Storage & Peripherals	$25,635	0.2%
Textiles, Apparel & Luxury Goods	60,415	0.4%
Thrifts & Mortgage Finance	158,877	0.9%
Tobacco	13,003	0.1%
Trading Companies & Distributors	87,467	0.5%
Water Utilities	20,502	0.1%
Wireless Telecommunication Services	18,928	0.1%
Other**	10,029,866	59.9%
Total	$16,736,255	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM         Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 355

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$14,169,535
Securities, at value	6,706,389
Repurchase agreements, at value	8,651,000
Total Investment Securities, at value	15,357,389
Cash	509
Segregated cash balances with brokers	7,810
Segregated cash balances with custodian	738
Dividends and interest receivable	10,958
Unrealized appreciation on swap agreements	283,279
Receivable for capital shares issued	1,820,863
Receivable for investments sold	15,454
Variation margin on futures contracts	870
Prepaid expenses	118
TOTAL ASSETS	17,497,988
LIABILITIES:
Payable for investments purchased	393
Payable for capital shares redeemed	701,345
Advisory fees payable	14,160
Management services fees payable	1,888
Administration fees payable	1,390
Administrative services fees payable	10,795
Distribution fees payable	11,040
Transfer agency fees payable	1,079
Fund accounting fees payable	1,168
Compliance services fees payable	138
Other accrued expenses	18,337
TOTAL LIABILITIES	761,733
NET ASSETS	$16,736,255
NET ASSETS CONSIST OF:
Capital	$20,645,624
Total distributable earnings (loss)	(3,909,369)
NET ASSETS	$16,736,255
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,039,227
Net Asset Value (offering and redemption price per share)	$16.10

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$104,018
Interest	324,556
Foreign tax withholding	(11)
TOTAL INVESTMENT INCOME	428,563
EXPENSES:
Advisory fees	202,356
Management services fees	26,980
Administration fees	14,861
Transfer agency fees	15,127
Administrative services fees	69,203
Distribution fees	67,452
Custody fees	4,088
Fund accounting fees	18,606
Trustee fees	755
Compliance services fees	355
Other fees	24,715
Recoupment of prior expenses reduced by the Advisor	25,434
Total Gross Expenses before reductions	469,932
Expenses reimbursed by third parties	(16,655)
TOTAL NET EXPENSES	453,277
NET INVESTMENT INCOME (LOSS)	(24,714)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	819,695
Net realized gains (losses) on futures contracts	(193,953)
Net realized gains (losses) on swap agreements	(5,517,420)
Change in net unrealized appreciation/depreciation on investment securities	(1,784,548)
Change in net unrealized appreciation/depreciation on futures contracts	(88,560)
Change in net unrealized appreciation/depreciation on swap agreements	443,791
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(6,320,995)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,345,709)

See accompanying notes to financial statements.

356 :: ProFund VP UltraSmall-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(24,714)	$(197,914)
Net realized gains (losses) on investments	(4,891,678)	7,135,433
Change in net unrealized appreciation/depreciation on investments	(1,429,317)	(171,008)
Change in net assets resulting from operations	(6,345,709)	6,766,511
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(7,150,628)	(2,247,114)
Change in net assets resulting from distributions	(7,150,628)	(2,247,114)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	476,934,835	499,488,916
Distributions reinvested	7,150,628	2,247,114
Value of shares redeemed	(485,725,607)	(501,157,887)
Change in net assets resulting from capital transactions	(1,640,144)	578,143
Change in net assets	(15,136,481)	5,097,540
NET ASSETS:
Beginning of period	31,872,736	26,775,196
End of period	$16,736,255	$31,872,736
SHARE TRANSACTIONS:
Issued	18,831,725	18,839,310
Reinvested	272,301	80,657
Redeemed	(19,179,804)	(18,867,171)
Change in shares	(75,778)	52,796

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP UltraSmall-Cap :: 357

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$28.59	$25.21	$18.07	$21.36	$24.90

Investment Activities:
Net investment income (loss)(a)	(0.02)	(0.20)	(0.15)	(0.19)	(0.20)
Net realized and unrealized gains (losses) on investments	(4.67)	6.48	7.29	(2.48)	1.05
Total income (loss) from investment activities	(4.69)	6.28	7.14	(2.67)	0.85

Distributions to Shareholders From:
Net realized gains on investments	(7.80)	(2.90)	—	(0.62)	(4.39)

Net Asset Value, End of Period	$16.10	$28.59	$25.21	$18.07	$21.36

Total Return	(26.95)%	25.20%	39.51%	(12.93)%	5.38%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.72%	1.78%	1.79%	1.76%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.09)%	(0.74)%	(0.79)%	(0.89)%	(0.93)%

Supplemental Data:
Net assets, end of period (000’s)	$16,736	$31,873	$26,775	$19,372	$25,158
Portfolio turnover rate(b)	18%	27%	32%	45%	16%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

358 :: ProFund VP Utilities :: Management Discussion of Fund Performance

ProFund VP Utilities seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Utilities Index (the “Index”). For the year ended December 31, 2018, the Fund had a total return of 2.89%. For the same period, the Index had a return of 4.37%(1) and a volatility of 14.88%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.(2)

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities, and water utilities.

During the year ended December 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Utilities from December 31, 2008 to December 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/18

Fund	One Year	Five Year	Ten Year
ProFund VP Utilities	2.89%	9.07%	9.21%
Dow Jones U.S. Utilities Index	4.37%	10.91%	11.02%
S&P 500®	-4.38%	8.49%	13.12%

Expense Ratios**

Fund	Gross	Net
ProFund VP Utilities	1.72%	1.68%

**  Reflects the expense ratio as reported in the Prospectus dated May 1, 2018. Contractual fee waivers are in effect through April 30, 2019. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	96%
Swap Agreements	4%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
NextEra Energy, Inc.	10.1%
Duke Energy Corp.	7.5%
Dominion Resources, Inc.	6.4%
Exelon Corp.	4.8%
American Electric Power Co., Inc.	4.5%

Dow Jones U.S. Utilities Index — Composition

% of Index
Electric Utilities	57%
Multi-Utilities	31%
Gas Utilities	5%
Independent Power and Renewable Electricity Producers	4%
Water Utilities	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

(1)         The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

(2)         1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

(3)         The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Utilities :: 359

Schedule of Portfolio Investments :: December 31, 2018

Common Stocks (95.8%)

	Shares	Value
ALLETE, Inc. (Electric Utilities)	2,552	$194,513
Alliant Energy Corp. (Electric Utilities)	11,709	494,705
Ameren Corp. (Multi-Utilities)	12,121	790,653
American Electric Power Co., Inc. (Electric Utilities)	24,457	1,827,916
American Water Works Co., Inc. (Water Utilities)	8,957	813,027
Aqua America, Inc. (Water Utilities)	8,821	301,590
Atmos Energy Corp. (Gas Utilities)	5,790	536,850
Avangrid, Inc. (Electric Utilities)	2,767	138,599
Avista Corp. (Multi-Utilities)	3,266	138,740
Black Hills Corp. (Multi-Utilities)	2,683	168,439
CenterPoint Energy, Inc. (Multi-Utilities)	24,855	701,657
CMS Energy Corp. (Multi-Utilities)	14,055	697,831
Consolidated Edison, Inc. (Multi-Utilities)	15,448	1,181,154
Dominion Resources, Inc. (Multi-Utilities)	36,658	2,619,580
DTE Energy Co. (Multi-Utilities)	9,024	995,347
Duke Energy Corp. (Electric Utilities)	35,370	3,052,431
Edison International (Electric Utilities)	16,165	917,687
El Paso Electric Co. (Electric Utilities)	2,019	101,212
Entergy Corp. (Electric Utilities)	8,984	773,253
Evergy, Inc. (Electric Utilities)	13,070	741,984
Eversource Energy (Electric Utilities)	15,724	1,022,689
Exelon Corp. (Electric Utilities)	43,440	1,959,144
FirstEnergy Corp. (Electric Utilities)	24,103	905,068
Hawaiian Electric Industries, Inc. (Electric Utilities)	5,398	197,675
IDACORP, Inc. (Electric Utilities)	2,500	232,650
MDU Resources Group, Inc. (Multi-Utilities)	9,729	231,939
National Fuel Gas Co. (Gas Utilities)	4,257	217,873
New Jersey Resources Corp. (Gas Utilities)	4,387	200,354
NextEra Energy, Inc. (Electric Utilities)	23,713	4,121,795
NiSource, Inc. (Multi-Utilities)	18,020	456,807
NorthWestern Corp. (Multi-Utilities)	2,496	148,362
NRG Energy, Inc. (Independent Power and Renewable Electricity Producers)	14,377	569,329
ONE Gas, Inc. (Gas Utilities)	2,609	207,676
PG&E Corp.* (Electric Utilities)	25,734	611,183
Pinnacle West Capital Corp. (Electric Utilities)	5,561	473,797
PNM Resources, Inc. (Electric Utilities)	3,949	162,264
Portland General Electric Co. (Electric Utilities)	4,424	202,840
PPL Corp. (Electric Utilities)	35,729	1,012,203
Public Service Enterprise Group, Inc. (Multi-Utilities)	25,073	1,305,050
Sempra Energy (Multi-Utilities)	13,576	1,468,787
South Jersey Industries, Inc. (Gas Utilities)	4,248	118,094
Southwest Gas Corp. (Gas Utilities)	2,633	201,425
Spire, Inc. (Gas Utilities)	2,514	186,237
The AES Corp. (Independent Power and Renewable Electricity Producers)	32,861	475,170
The Southern Co. (Electric Utilities)	41,157	1,807,615
UGI Corp. (Gas Utilities)	8,627	460,250
Vectren Corp. (Multi-Utilities)	4,125	296,918
Vistra Energy Corp.* (Independent Power and Renewable Electricity Producers)	19,517	446,744
WEC Energy Group, Inc. (Multi-Utilities)	15,655	1,084,265
Xcel Energy, Inc. (Electric Utilities)	25,496	1,256,188
TOTAL COMMON STOCKS (Cost $20,240,735)		39,227,559

Repurchase Agreements(a) (3.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 2.60%—2.84%, dated 12/31/18, due 1/2/19, total to be received $1,286,193	$1,286,000	$1,286,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,286,000)		1,286,000
TOTAL INVESTMENT SECURITIES (Cost $21,526,735)—98.9%		40,513,559
Net other assets (liabilities)—1.1%		438,253
NET ASSETS—100.0%		$40,951,812

*                 Non-income producing security.

(a)         The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Utilities Index	Goldman Sachs International	1/23/19	2.92%	$1,503,077	$40,438

(1)         Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)         Reflects the floating financing rate, as of December 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation / (depreciation).

See accompanying notes to financial statements.

360 :: ProFund VP Utilities :: Financial Statements

ProFund VP Utilities invested in the following industries as of December 31, 2018:

	Value	% of Net Assets
Electric Utilities	$22,207,411	54.3%
Gas Utilities	2,128,759	5.2%
Independent Power and Renewable Electricity Producers	1,491,243	3.6%
Multi-Utilities	12,285,529	30.0%
Water Utilities	1,114,617	2.7%
Other**	1,724,253	4.2%
Total	$40,951,812	100.0%

**          Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Utilities :: 361

Statement of Assets and Liabilities
December 31, 2018

ASSETS:
Total Investment Securities, at cost	$21,526,735
Securities, at value	39,227,559
Repurchase agreements, at value	1,286,000
Total Investment Securities, at value	40,513,559
Cash	173
Dividends and interest receivable	70,794
Unrealized appreciation on swap agreements	40,438
Receivable for capital shares issued	439,830
Receivable for investments sold	338,046
Prepaid expenses	130
TOTAL ASSETS	41,402,970
LIABILITIES:
Payable for investments purchased	339,690
Payable for capital shares redeemed	11,604
Advisory fees payable	30,469
Management services fees payable	4,062
Administration fees payable	3,244
Administrative services fees payable	18,164
Distribution fees payable	17,487
Trustee fees payable	10
Transfer agency fees payable	2,518
Fund accounting fees payable	2,029
Compliance services fees payable	229
Other accrued expenses	21,652
TOTAL LIABILITIES	451,158
NET ASSETS	$40,951,812
NET ASSETS CONSIST OF:
Capital	$21,830,469
Total distributable earnings (loss)	19,121,343
NET ASSETS	$40,951,812
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	923,831
Net Asset Value (offering and redemption price per share)	$44.33

Statement of Operations
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends	$1,158,063
Interest	3,024
TOTAL INVESTMENT INCOME	1,161,087
EXPENSES:
Advisory fees	251,492
Management services fees	33,532
Administration fees	18,875
Transfer agency fees	18,712
Administrative services fees	98,706
Distribution fees	83,831
Custody fees	6,116
Fund accounting fees	14,419
Trustee fees	898
Compliance services fees	411
Other fees	15,449
Recoupment of prior expenses reduced by the Advisor	58,338
Total Gross Expenses before reductions	600,779
Expenses reimbursed by third parties	(37,437)
TOTAL NET EXPENSES	563,342
NET INVESTMENT INCOME (LOSS)	597,745
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	2,784,171
Net realized gains (losses) on swap agreements	(137,412)
Change in net unrealized appreciation/depreciation on investment securities	(3,310,427)
Change in net unrealized appreciation/depreciation on swap agreements	40,438
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(623,230)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,485)

See accompanying notes to financial statements.

362 :: ProFund VP Utilities :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$597,745	$660,339
Net realized gains (losses) on investments	2,646,759	1,095,606
Change in net unrealized appreciation/depreciation on investments	(3,269,989)	2,030,819
Change in net assets resulting from operations	(25,485)	3,786,764
DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(1,655,742)	(2,214,977)
Change in net assets resulting from distributions	(1,655,742)	(2,214,977)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	46,762,757	37,878,272
Distributions reinvested	1,655,742	2,214,977
Value of shares redeemed	(44,249,665)	(43,397,350)
Change in net assets resulting from capital transactions	4,168,834	(3,304,101)
Change in net assets	2,487,607	(1,732,314)
NET ASSETS:
Beginning of period	38,464,205	40,196,519
End of period	$40,951,812	$38,464,205
SHARE TRANSACTIONS:
Issued	1,044,029	797,865
Reinvested	39,451	48,521
Redeemed	(1,002,245)	(924,055)
Change in shares	81,235	(77,669)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Utilities :: 363

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Net Asset Value, Beginning of Period	$45.65	$43.68	$39.63	$43.44	$35.08

Investment Activities:
Net investment income (loss)(a)	0.79	0.76	0.74	0.77	0.74
Net realized and unrealized gains (losses) on investments	0.39 (b)	3.89	5.26	(3.55)	8.26
Total income (loss) from investment activities	1.18	4.65	6.00	(2.78)	9.00

Distributions to Shareholders From:
Net investment income	(1.00)	(1.02)	(0.68)	(0.84)	(0.64)
Net realized gains on investments	(1.50)	(1.66)	(1.27)	(0.19)	—
Total distributions	(2.50)	(2.68)	(1.95)	(1.03)	(0.64)

Net Asset Value, End of Period	$44.33	$45.65	$43.68	$39.63	$43.44

Total Return	2.89%	10.64%	15.07%	(6.40)%	25.88%

Ratios to Average Net Assets:
Gross expenses	1.79%	1.72%	1.71%	1.73%	1.76%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	1.78%	1.62%	1.68%	1.91%	1.91%

Supplemental Data:
Net assets, end of period (000’s)	$40,952	$38,464	$40,197	$30,117	$53,224
Portfolio turnover rate(c)	108%	60%	97%	59%	83%

(a)         Per share net investment income (loss) has been calculated using the average daily shares method.

(b)         The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)          Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

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Notes to Financial Statements

366 :: Notes to Financial Statements :: December 31, 2018

1. Organization

ProFunds (the “Trust”) consists of 112 separate investment portfolios and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”) and thus follows accounting and reporting guidance for investment companies. The Trust is organized as a Delaware statutory trust and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the following portfolios of the Trust included in this report (collectively, the “ProFunds VP” and individually, a “ProFund VP”):

Classic ProFunds VP:

ProFund VP Asia 30

ProFund VP Bull

ProFund VP Dow 30

ProFund VP Emerging Markets

ProFund VP Europe 30

ProFund VP International

ProFund VP Japan

ProFund VP Large-Cap Growth

ProFund VP Large-Cap Value

ProFund VP Mid-Cap

ProFund VP Mid-Cap Growth

ProFund VP Mid-Cap Value

ProFund VP Nasdaq-100

ProFund VP Small-Cap

ProFund VP Small-Cap Growth

ProFund VP Small-Cap Value

Ultra ProFunds VP:

ProFund VP UltraBull

ProFund VP UltraMid-Cap

ProFund VP UltraNasdaq-100

ProFund VP UltraSmall-Cap

Inverse ProFunds VP:

ProFund VP Bear

ProFund VP Short Dow 30

ProFund VP Short Emerging Markets

ProFund VP Short International

ProFund VP Short Mid-Cap

ProFund VP Short Nasdaq-100

ProFund VP Short Small-Cap

ProFund VP UltraShort Dow 30

ProFund VP UltraShort Nasdaq-100

Sector ProFunds VP:

ProFund VP Banks

ProFund VP Basic Materials

ProFund VP Biotechnology

ProFund VP Consumer Goods

ProFund VP Consumer Services

ProFund VP Financials

ProFund VP Health Care

ProFund VP Industrials

ProFund VP Internet

ProFund VP Oil & Gas

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Real Estate

ProFund VP Semiconductor

ProFund VP Technology

ProFund VP Telecommunications

ProFund VP Utilities

Non-Equity ProFunds VP:

ProFund VP Falling U.S. Dollar

ProFund VP Rising Rates Opportunity

ProFund VP U.S. Government Plus

Money Market ProFund VP:

ProFund VP Government Money Market

The ProFunds VP, excluding ProFund VP Government Money Market, are referred to as the “non-money market ProFunds VP.” Each non-money market ProFund VP, other than ProFund VP Consumer Services, ProFund VP Europe 30, ProFund VP Industrials, ProFund VP Large-Cap Growth, ProFund VP Large-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Mid-Cap Value, ProFund VP Real Estate, ProFund VP Small-Cap Growth, ProFund VP Small-Cap Value, and ProFund VP Utilities, is classified as non-diversified under the 1940 Act. Each ProFund VP has one class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and ProFunds VP’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFunds VP.

December 31, 2018 :: Notes to Financial Statements :: 367

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The ProFunds VP record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3.

Repurchase Agreements

Each ProFund VP may enter into repurchase agreements with financial institutions in pursuit of its investment objective, as “cover” for the investment techniques it employs, or for liquidity purposes. Repurchase agreements are primarily used by the ProFunds VP as short-term investments for cash positions. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major, global financial institutions whose creditworthiness is continuously monitored by ProFund Advisors LLC (the “Advisor”). In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within both the Trust and Access One Trust (an affiliated trust) invest in repurchase agreements jointly. Each ProFund VP, therefore, holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each ProFund VP. The collateral underlying the repurchase agreement is held by the ProFund VP’s custodian. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. During periods of high demand for repurchase agreements, the ProFunds VP may be unable to invest available cash in these instruments to the extent desired by the Advisor.

Information concerning the counterparties, value of, collateralization and amounts due under repurchase agreement transactions may be found in the table below.

As of December 31, 2018, the ProFunds VP had undivided interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent principal amount, cost and value for each respective repurchase agreement.

Fund Name	HSBC Securities (USA), Inc., 2.65% dated 12/31/18, due 1/2/19(1)	NatWest Markets Securities, Inc., 2.84% dated 12/31/18, due 1/2/19(2)	RBC Capital Markets, LLC, 2.60% dated 12/31/18, due 1/2/19(3)	Societe’ Generale, 2.70% dated 12/31/18, due 1/2/19(4)	UMB Bank N.A., 2.60% dated 12/31/18, due 1/2/19(5)
ProFund VP Banks	$21,000	$21,000	$16,000	$32,000	$2,000
ProFund VP Basic Materials	47,000	47,000	35,000	71,000	4,000
ProFund VP Bear	939,000	939,000	704,000	1,408,000	41,000
ProFund VP Biotechnology	163,000	163,000	122,000	245,000	8,000
ProFund VP Bull	2,985,000	2,985,000	2,238,000	4,477,000	123,000
ProFund VP Consumer Goods	29,000	29,000	22,000	44,000	3,000
ProFund VP Consumer Services	94,000	94,000	70,000	141,000	7,000
ProFund VP Dow 30	57,000	57,000	42,000	86,000	11,000
ProFund VP Emerging Markets	472,000	472,000	353,000	708,000	25,000
ProFund VP Falling U.S. Dollar	127,000	127,000	95,000	192,000	12,000
ProFund VP Financials	43,000	43,000	32,000	65,000	5,000
ProFund VP Government Money Market	34,031,000	34,031,000	25,523,000	51,046,000	1,324,000
ProFund VP Health Care	188,000	188,000	141,000	282,000	10,000
ProFund VP Industrials	34,000	34,000	26,000	52,000	3,000
ProFund VP International	1,411,000	1,411,000	1,058,000	2,118,000	64,000
ProFund VP Internet	113,000	113,000	84,000	169,000	6,000
ProFund VP Japan	1,889,000	1,889,000	1,417,000	2,834,000	75,000

368 :: Notes to Financial Statements :: December 31, 2018

Fund Name	HSBC Securities (USA), Inc., 2.65% dated 12/31/18, due 1/2/19(1)	NatWest Markets Securities, Inc., 2.84% dated 12/31/18, due 1/2/19(2)	RBC Capital Markets, LLC, 2.60% dated 12/31/18, due 1/2/19(3)	Societe’ Generale, 2.70% dated 12/31/18, due 1/2/19(4)	UMB Bank N.A., 2.60% dated 12/31/18, due 1/2/19(5)
ProFund VP Large-Cap Growth	$61,000	$61,000	$46,000	$92,000	$5,000
ProFund VP Large-Cap Value	1,000	1,000	1,000	2,000	3,000
ProFund VP Mid-Cap	1,835,000	1,835,000	1,376,000	2,753,000	78,000
ProFund VP Mid-Cap Growth	13,000	13,000	10,000	20,000	2,000
ProFund VP Mid-Cap Value	13,000	13,000	9,000	19,000	2,000
ProFund VP Nasdaq-100	4,239,000	4,239,000	3,179,000	6,359,000	173,000
ProFund VP Oil & Gas	127,000	127,000	95,000	190,000	7,000
ProFund VP Pharmaceuticals	40,000	40,000	30,000	60,000	2,000
ProFund VP Precious Metals	4,430,000	4,430,000	3,322,000	6,644,000	178,000
ProFund VP Real Estate	45,000	45,000	33,000	67,000	3,000
ProFund VP Rising Rates Opportunity	2,439,000	2,439,000	1,829,000	3,659,000	102,000
ProFund VP Semiconductor	78,000	78,000	58,000	117,000	4,000
ProFund VP Short Dow 30	2,000	2,000	1,000	4,000	5,000
ProFund VP Short Emerging Markets	410,000	410,000	307,000	615,000	21,000
ProFund VP Short International	456,000	456,000	341,000	684,000	22,000
ProFund VP Short Mid-Cap	134,000	134,000	101,000	202,000	12,000
ProFund VP Short Nasdaq-100	1,106,000	1,106,000	829,000	1,659,000	48,000
ProFund VP Short Small-Cap	651,000	651,000	488,000	978,000	32,000
ProFund VP Small-Cap	1,346,000	1,346,000	1,009,000	2,019,000	56,000
ProFund VP Small-Cap Value	10,000	10,000	7,000	15,000	2,000
ProFund VP Technology	96,000	96,000	72,000	145,000	6,000
ProFund VP Telecommunications	15,000	15,000	11,000	23,000	4,000
ProFund VP U.S. Government Plus	1,650,000	1,650,000	1,237,000	2,476,000	72,000
ProFund VP UltraBull	1,343,000	1,343,000	1,006,000	2,014,000	57,000
ProFund VP UltraMid-Cap	1,199,000	1,199,000	899,000	1,799,000	51,000
ProFund VP UltraNasdaq-100	6,962,000	6,962,000	5,222,000	10,444,000	279,000
ProFund VP UltraShort Dow 30	1,000	1,000	—	1,000	2,000
ProFund VP UltraShort Nasdaq-100	108,000	108,000	81,000	163,000	11,000
ProFund VP UltraSmall-Cap	2,015,000	2,015,000	1,511,000	3,023,000	87,000
ProFund VP Utilities	299,000	299,000	224,000	449,000	15,000
	$73,767,000	$73,767,000	$55,312,000	$110,665,000	$3,064,000

Each repurchase agreement was fully collateralized by U.S. government securities as of December 31, 2018 as follows:

(1)         U.S. Treasury Separate Trading of Registered Interest and Principal of Securities (STRIPS), effective yield or interest rate in effect at December 31, 2018, 3.134%, due 2/15/43, total value $75,244,318.

(2)         U.S. Treasury Notes, 2.125% to 2.875%, due 8/31/20 to 5/15/28, which had an aggregate value of $75,247,605.

(3)         U.S. Treasury Inflation-Protected Securities (TIPS), 0.125%, due 4/15/19, total value $56,422,896.

(4)         U.S. Treasury Inflation-Protected Securities (TIPS), 0.125%, due 4/15/20, total value $112,883,471.

(5)         U.S. Treasury Notes, 1.125%, due 12/31/19, total value $3,130,392.

Depositary Receipts

Each ProFund VP other than the ProFund VP Government Money Market may invest in American Depositary Receipts (“ADRs”), New York Shares (“NYSs”) and Global Depositary Receipts (“GDRs”). ADRs represent the right to receive securities of foreign issuers deposited in a bank or corresponding bank. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter (“OTC”), are issued by domestic banks. NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars that trade on American exchanges without being converted to ADRs. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. These ProFunds VP may invest in both sponsored and unsponsored depositary receipts.

Real Estate Investment Trusts

Each ProFund VP other than the Non-Equity ProFunds VP and the ProFund VP Government Money Market may invest in real estate investment trusts (“REITS”) which report information on the source of their distributions annually. REITS are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and the possibility of failing to maintain exempt status under the 1940 Act. Certain distributions received from REITS during the year are recorded as realized gains or return of capital when such information becomes known.

Derivative Instruments

In seeking to achieve each ProFund VP’s investment objective, the Advisor uses a mathematical approach to investing. Using this approach, the Advisor determines the type, quantity and mix of investment positions, including derivative instruments such as futures contracts, forward currency contracts and swap agreements, that a ProFund VP should hold to approximate the daily performance, inverse performance, or multiple thereof, as

December 31, 2018 :: Notes to Financial Statements :: 369

applicable, of its benchmark. All derivative instruments held during the year ended December 31, 2018, were utilized to gain exposure or inverse exposure to each ProFund VP’s benchmark (e.g., index, etc.) to meet its investment objective.

Each non-money market ProFund VP, other than the Classic ProFunds VP, the Sector ProFunds VP and the ProFund VP Falling U.S. Dollar, does not seek to achieve its investment objective over a period of time greater than a single day.

All open derivative positions at year end are reflected on each respective ProFund VP’s Schedule of Portfolio Investments. The volume associated with derivative positions varies on a daily basis as each ProFund VP transacts in derivative contracts in order to achieve the appropriate exposure, as expressed in notional amount (contract value for forward currency contracts), in comparison to net assets consistent with each ProFund VP’s investment objective.

Certain ProFunds VP utilized a varying level of derivative instruments in conjunction with the investment securities to meet their investment objective during the year ended December 31, 2018. With the exception of the ProFunds VP listed below, the notional amount of open derivative positions relative to each ProFund VP’s net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year. The volume associated with derivative positions in the ProFund VP Banks, ProFund VP Short Emerging Markets, ProFund VP Short International, ProFund VP Short Mid-Cap, ProFund VP Semiconductor, ProFund VP UltraBull, ProFund VP UltraNasdaq-100, ProFund VP UltraShort Nasdaq-100, and ProFund VP UltraSmall-Cap was 7%, (98)%, (97)%, (97)%, 8%, 134%, 135%, (194)%, and 171%, respectively, based on average monthly notional amounts in comparison to net assets during the year ended December 31, 2018.

In connection with its management of certain series of the Trust included in this report (ProFund VP UltraShort Dow 30 and ProFund VP UltraShort Nasdaq-100 (the “Commodity Pools”)), the Advisor is registered as a commodity pool operator (a “CPO”) and the Commodity Pools are commodity pools under the Commodity Exchange Act (the “CEA”). The Advisor also registered as a commodity trading advisor (a “CTA”) under the CEA as a result of its role as subadvisor to funds outside the Trust. Accordingly, the Advisor is subject to registration and regulation as a CPO and CTA under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools’ total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools’ operations and expenses.

The following is a description of the derivative instruments utilized by the ProFunds VP, including certain risks related to each instrument type:

Futures Contracts

Each non-money market ProFund VP may purchase or sell futures contracts as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

Each ProFund VP generally engages in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold), there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of a ProFund VP’s loss from an unhedged short position in futures contracts is potentially unlimited and investors may lose the amount that they invest plus any profits recognized on that investment. Each ProFund VP will engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, each ProFund VP will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity index futures and in the range of approximately 1% to 3% of the contract amount for treasury futures (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the ProFund VP upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the asset underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a ProFund VP may elect to close its position by taking an opposite position, which will operate to terminate the ProFund VP’s existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each ProFund VP intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular

370 :: Notes to Financial Statements :: December 31, 2018

contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that the ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a ProFund VP.

Forward Currency Contracts

The ProFund VP Falling U.S. Dollar may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

It is possible that, under certain circumstances, this ProFund VP may have to limit its currency transactions to qualify as a “regulated investment company” (“RIC”) under the Internal Revenue Code. The ProFund VP Falling U.S. Dollar does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the ProFund VP Falling U.S. Dollar may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If this ProFund VP engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the ProFund VP Falling U.S. Dollar engages in offsetting transactions it will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the ProFund VP Falling U.S. Dollar enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund VP will realize a gain to the extent that the price of ProFund VP currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund VP will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The ProFund VP Falling U.S. Dollar collateralizes forward currency contracts with cash and certain securities as indicated on the Statement of Assets and Liabilities and the Schedule of Portfolio Investments, respectively. Such collateral is held for the benefit of the counterparty in a segregated tri-party account at the custodian, to protect the counterparty against non-payment by the respective ProFund VP. Similarly, the ProFund VP Falling U.S. Dollar has sought to mitigate credit risk by generally requiring that the counterparties to the ProFund VP post collateral for the benefit of the ProFund VP in a segregated account at the custodian, marked to market daily, in an amount equal to what the counterparty owes the ProFund VP, subject to certain minimum thresholds. In the event of a default by the counterparty, the ProFund VP will seek withdrawal of this collateral from the segregated account and may incur certain costs exercising its right with respect to the collateral. If a counterparty becomes bankrupt or fails to perform its obligations, the ProFund VP Falling U.S. Dollar may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFund VP Falling U.S. Dollar may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFund VP Falling U.S. Dollar will enter into forward currency contracts only with financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. As of December 31, 2018, there was no collateral posted by counterparties.

Swap Agreements

Each non-money market ProFund VP may enter into swap agreements to gain exposure to an underlying asset without actually purchasing such asset (or shorting such asset), or to hedge a position, including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular pre-determined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities.

On a typical long swap, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., securities comprising the relevant benchmark index), plus the dividends or interest that would have been received on those assets. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets, plus, in certain circumstances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on any swap agreement should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the ProFund VP on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities. Some ProFunds VP may also enter into swap

December 31, 2018 :: Notes to Financial Statements :: 371

agreements that provide the opposite return of their benchmark or security (“short” the benchmark or security). Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to each ProFund VP on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount.

Most swap agreements entered into by a ProFund VP calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). When investing in index swap agreements, the ProFunds VP may hold or gain exposure to only a representative sample of securities in the index, or to a component of the index.

A ProFund VP’s current obligations under a swap agreement, will be accrued daily (offset against any amounts owed to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash and/or securities determined to be liquid, but typically no payments will be made until the settlement date. Each ProFund VP reserves the right to modify its asset segregation policies in the future, including modifications to comply with any changes in the positions articulated by the SEC or its staff regarding asset segregation. Swap agreements that cannot be terminated of in the ordinary course of business within seven days at approximately the amount a ProFund VP has valued the asset may be considered to be illiquid for purposes of a ProFund VP’s illiquid investment limitations.

A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a ProFund VP will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the ProFund VP’s rights as a creditor. A ProFund VP will only enter into swap agreements with counterparties that meet the ProFund VP’s standard of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the ProFund VP’s repurchase agreement guidelines). The counterparty to an uncleared swap agreement will typically be a major, global financial institution.

Payments may be made at the conclusion of a swap agreement. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP’s risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be earmarked or segregated by a ProFund VP’s custodian.

In the normal course of business, a ProFund VP enters into International Swap Dealers Association, Inc. (“ISDA”) agreements with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the ProFund VP’s ISDA agreements contain provisions that require the ProFund VP to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the ProFund VP’s NAV over specific periods of time, which may or may not be exclusive of redemptions. If the ProFund VP were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the ProFund VP will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. Such collateral is held for the benefit of the counterparty in a segregated tri-party account at the custodian, to protect the counterparty against non-payment by the respective ProFund VP. The ProFunds VP seek to mitigate risks by generally requiring that the counterparties for each ProFund VP agree to post collateral for the benefit of the ProFund VP, marked to market daily, in an amount approximately equal to what the counterparty owes the ProFund VP, subject to certain minimum thresholds, although the ProFunds VP may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the ProFunds VP will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. As of December 31, 2018, the collateral posted by counterparties consisted of U.S. Treasury securities and cash.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to and in some cases different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. The Advisor, under the supervision of the Trust’s Board of Trustees, is responsible for determining and monitoring the liquidity of a ProFund VP’s transactions in swap agreements.

Offsetting Assets and Liabilities

The ProFunds VP are subject to master netting agreements for swap agreements and forward currency contracts that allow for amounts owed between the ProFund VP and the counterparty to be netted upon early termination. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties.

As described above, the ProFunds VP utilize derivative instruments to achieve their investment objective during the year. The amounts shown in the Statements of Assets and Liabilities generally do not take into consideration the effects of legally enforceable master netting agreements.

372 :: Notes to Financial Statements :: December 31, 2018

Summary of Derivative Instruments

The following table summarizes the fair values of derivative instruments on the ProFund VP’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018.

	Assets			Liabilities
Fund	Variation Margin on Futures Contracts*	Unrealized Appreciation on Swap Agreements	Unrealized Appreciation on Forward Currency Contracts	Variation Margin on Futures Contracts*	Unrealized Depreciation on Swap Agreements	Unrealized Depreciation on Forward Currency Contracts
Equity Risk Exposure:
ProFund VP Banks	$—	$5,460	$—	$—	$—	$—
ProFund VP Basic Materials	—	12,045	—	—	—	—
ProFund VP Bear	29,392	—	—	—	23,229	—
ProFund VP Biotechnology	—	57,618	—	—	—	—
ProFund VP Bull	—	55,384	—	292,708	—	—
ProFund VP Consumer Goods	—	6,937	—	—	—	—
ProFund VP Consumer Services	—	24,720	—	—	—	—
ProFund VP Dow 30	—	1,963	—	—	—	—
ProFund VP Emerging Markets	—	2,275	—	—	—	—
ProFund VP Financials	—	22,975	—	—	—	—
ProFund VP Health Care	—	44,829	—	—	—	—
ProFund VP Industrials	—	9,330	—	—	—	—
ProFund VP International	—	39,938	—	—	—	—
ProFund VP Internet	—	22,184	—	—	—	—
ProFund VP Japan	—	—	—	607,722	—	—
ProFund VP Mid-Cap	—	47,787	—	211,536	—	—
ProFund VP Nasdaq-100	—	53,308	—	747,196	—	—
ProFund VP Oil & Gas	—	29,146	—	—	—	—
ProFund VP Pharmaceuticals	—	11,344	—	—	—	—
ProFund VP Precious Metals	—	—	—	—	32,689	—
ProFund VP Real Estate	—	8,985	—	—	—	—
ProFund VP Semiconductor	—	9,335	—	—	—	—
ProFund VP Short Dow 30	—	—	—	—	116	—
ProFund VP Short Emerging Markets	—	—	—	—	4,613	—
ProFund VP Short International	—	—	—	—	17,550	—
ProFund VP Short Mid-Cap	—	—	—	—	6,682	—
ProFund VP Short Nasdaq-100	35,933	—	—	—	27,578	—
ProFund VP Short Small-Cap	33,019	—	—	—	35,626	—
ProFund VP Small-Cap	—	71,820	—	16,521	—	—
ProFund VP Technology	—	28,153	—	—	—	—
ProFund VP Telecommunications	—	5,923	—	—	—	—
ProFund VP UltraBull	—	98,931	—	152,942	—	—
ProFund VP UltraMid-Cap	—	146,015	—	136,636	—	—
ProFund VP UltraNasdaq-100	—	686,494	—	36,824	—	—
ProFund VP UltraShort Dow 30	—	—	—	—	78	—
ProFund VP UltraShort Nasdaq-100	—	—	—	—	8,485	—
ProFund VP UltraSmall-Cap	93	283,279	—	—	—	—
ProFund VP Utilities	—	40,438	—	—	—	—
Foreign Exchange Rate Risk Exposure:
ProFund VP Falling U.S. Dollar	—	—	6,068	—	—	5,391
Interest Rate Risk Exposure:
ProFund VP Rising Rates Opportunity	—	—	—	—	233,542	—
ProFund VP U.S. Government Plus	—	193,135	—	15	—	—

*                 Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Portfolio Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

December 31, 2018 :: Notes to Financial Statements :: 373

The following table presents the effect of derivative instruments on the ProFund VP’s Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018.

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations			Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Net Realized Gains (Losses) on Forward Currency Contracts	Change in Net Unrealized Appreciation/ Depreciation on Futures Contracts	Change in Net Unrealized Appreciation/ Depreciation on Swap Agreements	Change in Net Unrealized Appreciation/ Depreciation on Forward Currency Contracts
Equity Risk Exposure:
ProFund VP Banks	$—	$(30,272)	$—	$—	$5,880	$—
ProFund VP Basic Materials	—	(14,993)	—	—	12,045	—
ProFund VP Bear	(20,425)	(141,820)	—	52,212	(32,158)	—
ProFund VP Biotechnology	—	(120,104)	—	—	59,391	—
ProFund VP Bull	(503,685)	(1,878,461)	—	(541,012)	154,872	—
ProFund VP Consumer Goods	—	(19,066)	—	—	6,937	—
ProFund VP Consumer Services	—	(44,679)	—	—	24,720	—
ProFund VP Dow 30	—	(2,042)	—	—	3,030	—
ProFund VP Emerging Markets	—	(461,766)	—	—	(7,200)	—
ProFund VP Financials	—	(38,209)	—	—	22,975	—
ProFund VP Health Care	—	(80,927)	—	—	44,829	—
ProFund VP Industrials	—	(16,095)	—	—	9,330	—
ProFund VP International	—	(1,229,235)	—	—	42,092	—
ProFund VP Internet	—	(37,635)	—	—	22,184	—
ProFund VP Japan	(723,086)	—	—	(752,991)	—	—
ProFund VP Mid-Cap	(185,489)	(826,856)	—	(302,055)	75,351	—
ProFund VP Nasdaq-100	760,742	(455,105)	—	(941,087)	136,223	—
ProFund VP Oil & Gas	—	(83,826)	—	—	29,146	—
ProFund VP Pharmaceuticals	—	(143,322)	—	—	12,118	—
ProFund VP Precious Metals	—	(3,249,586)	—	—	32,692	—
ProFund VP Real Estate	—	(30,398)	—	—	8,985	—
ProFund VP Semiconductor	—	(22,351)	—	—	9,641	—
ProFund VP Short Dow 30	—	234	—	—	(149)	—
ProFund VP Short Emerging Markets	—	160,085	—	—	(1,327)	—
ProFund VP Short International	—	143,519	—	—	(17,600)	—
ProFund VP Short Mid-Cap	—	(35,194)	—	—	(7,075)	—
ProFund VP Short Nasdaq-100	(51,772)	19,600	—	57,392	(40,491)	—
ProFund VP Short Small-Cap	(1,573)	231,577	—	36,810	(43,419)	—
ProFund VP Small-Cap	82,897	(1,494,289)	—	(39,222)	108,134	—
ProFund VP Technology	—	(26,148)	—	—	28,237	—
ProFund VP Telecommunications	—	(53,079)	—	—	6,493	—
ProFund VP UltraBull	(290,537)	(8,339,305)	—	(189,390)	152,055	—
ProFund VP UltraMid-Cap	(390,259)	(3,991,236)	—	(180,524)	191,354	—
ProFund VP UltraNasdaq-100	(1,016,715)	(14,372,655)	—	(219,728)	1,259,811	—
ProFund VP UltraShort Dow 30	—	(14,326)	—	—	(114)	—
ProFund VP UltraShort Nasdaq-100	(7,275)	(639,240)	—	1,951	(11,522)	—
ProFund VP UltraSmall-Cap	(193,953)	(5,517,420)	—	(88,560)	443,791	—
ProFund VP Utilities	—	(137,412)	—	—	40,438	—
Foreign Exchange Rate Risk Exposure:
ProFund VP Falling U.S. Dollar	—	—	(59,573)	—	—	(6,567)
Interest Rate Risk Exposure:
ProFund VP Rising Rates Opportunity	(65,098)	488,461	—	—	(322,162)	—
ProFund VP U.S. Government Plus	47,029	(1,249,335)	—	(15)	194,058	—

Asset (Liability) amounts shown in the table below represent amounts owed to (by) the ProFunds VP for swap agreements and forward currency contracts as of December 31, 2018. These amounts may be collateralized by cash or financial instruments, segregated for the benefit of the ProFunds VP or the counterparties, depending on whether the related contracts are in an appreciated or depreciated position at year end. Amounts shown in the column labeled “Net Amount” represent the un-collateralized portions of these amounts at year end. Any un-collateralized amounts are due to timing differences related to market movements or subject to certain minimum thresholds for collateral movement, as further described above.

374 :: Notes to Financial Statements :: December 31, 2018

	Gross Amounts Not Offset in the
	Statement of Assets and Liabilities*
	Gross Asset (Liability) as presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
ProFund VP Banks
Swap Agreements — Goldman Sachs International	$5,460	$—	$—	$5,460
ProFund VP Basic Materials
Swap Agreements — Goldman Sachs International	12,045	—	—	12,045
ProFund VP Bear
Swap Agreements — Goldman Sachs International	(18,882)	18,882	—	—
Swap Agreements — UBS AG	(4,347)	4,347	—	—
ProFund VP Biotechnology
Swap Agreements — Goldman Sachs International	57,618	—	—	57,618
ProFund VP Bull
Swap Agreements — Goldman Sachs International	31,423	—	—	31,423
Swap Agreements — UBS AG	23,961	—	—	23,961
ProFund VP Consumer Goods
Swap Agreements — Goldman Sachs International	6,937	—	—	6,937
ProFund VP Consumer Services
Swap Agreements — Goldman Sachs International	24,720	—	—	24,720
ProFund VP Dow 30
Swap Agreements — Goldman Sachs International	313	—	—	313
Swap Agreements — UBS AG	1,650	—	—	1,650
ProFund VP Emerging Markets
Swap Agreements — Goldman Sachs International	228	—	—	228
Swap Agreements — UBS AG	2,047	—	—	2,047
ProFund VP Falling U.S. Dollar
Forward Currency Contracts — Goldman Sachs International
Appreciation	3,051
(Depreciation)	(1,006)
Net Appreciation	2,045	—	—	2,045
Forward Currency Contracts — UBS AG
Appreciation	3,017
(Depreciation)	(4,385)
Net (Depreciation)	(1,368)	1,368	—	—
ProFund VP Financials
Swap Agreements — Goldman Sachs International	22,975	—	—	22,975
ProFund VP Health Care
Swap Agreements — Goldman Sachs International	44,829	—	—	44,829
ProFund VP Industrials
Swap Agreements — Goldman Sachs International	9,330	—	—	9,330
ProFund VP International
Swap Agreements — Goldman Sachs International	17,490	—	—	17,490
Swap Agreements — UBS AG	22,448	—	—	22,448
ProFund VP Internet
Swap Agreements — Goldman Sachs International	22,184	—	—	22,184
ProFund VP Mid-Cap
Swap Agreements — Goldman Sachs International	31,848	—	—	31,848
Swap Agreements — UBS AG	15,939	—	—	15,939
ProFund VP Nasdaq-100
Swap Agreements — Goldman Sachs International	18,989	(18,989)	—	—
Swap Agreements — UBS AG	34,319	—	—	34,319
ProFund VP Oil & Gas
Swap Agreements — Goldman Sachs International	29,146	—	—	29,146
ProFund VP Pharmaceuticals
Swap Agreements — Goldman Sachs International	11,344	—	—	11,344
ProFund VP Precious Metals
Swap Agreements — Goldman Sachs International	(15,683)	15,683	—	—
Swap Agreements — UBS AG	(17,006)	17,006	—	—
ProFund VP Real Estate
Swap Agreements — Goldman Sachs International	8,985	—	—	8,985

December 31, 2018 :: Notes to Financial Statements :: 375

	Gross Amounts Not Offset in the
	Statement of Assets and Liabilities*
	Gross Asset (Liability) as presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
ProFund VP Rising Rates Opportunity
Swap Agreements — Citibank North America	$(187,157)	$187,157	$—	$—
Swap Agreements — Societe’ Generale	(46,385)	46,385	—	—
ProFund VP Semiconductor
Swap Agreements — Goldman Sachs International	9,335	—	—	9,335
ProFund VP Short Dow 30
Swap Agreements — Goldman Sachs International	(62)	62	—	—
Swap Agreements — UBS AG	(54)	54	—	—
ProFund VP Short Emerging Markets
Swap Agreements — Goldman Sachs International	(589)	589	—	—
Swap Agreements — UBS AG	(4,024)	4,024	—	—
ProFund VP Short International
Swap Agreements — Goldman Sachs International	(1,096)	1,096	—	—
Swap Agreements — UBS AG	(16,454)	16,454	—	—
ProFund VP Short Mid-Cap
Swap Agreements — Goldman Sachs International	(4,576)	4,576	—	—
Swap Agreements — UBS AG	(2,106)	2,106	—	—
ProFund VP Short Nasdaq-100
Swap Agreements — Goldman Sachs International	(11,800)	11,800	—	—
Swap Agreements — UBS AG	(15,778)	15,778	—	—
ProFund VP Short Small-Cap
Swap Agreements — Goldman Sachs International	(16,562)	16,562	—	—
Swap Agreements — UBS AG	(19,064)	19,064	—	—
ProFund VP Small-Cap
Swap Agreements — Goldman Sachs International	35,348	—	—	35,348
Swap Agreements — UBS AG	36,472	—	—	36,472
ProFund VP Technology
Swap Agreements — Goldman Sachs International	28,153	—	—	28,153
ProFund VP Telecommunications
Swap Agreements — Goldman Sachs International	5,923	—	—	5,923
ProFund VP U.S. Government Plus
Swap Agreements — Citibank North America	20,505	—	—	20,505
Swap Agreements — Societe’ Generale	172,630	—	(172,630)	—
ProFund VP UltraBull
Swap Agreements — Goldman Sachs International	30,443	—	—	30,443
Swap Agreements — UBS AG	68,488	—	—	68,488
ProFund VP UltraMid-Cap
Swap Agreements — Goldman Sachs International	82,717	—	—	82,717
Swap Agreements — UBS AG	63,298	—	—	63,298
ProFund VP UltraNasdaq-100
Swap Agreements — Goldman Sachs International	184,557	—	—	184,557
Swap Agreements — UBS AG	501,937	—	—	501,937
ProFund VP UltraShort Dow 30
Swap Agreements — Goldman Sachs International	(3)	—	—	(3)
Swap Agreements — UBS AG	(75)	75	—	—
ProFund VP UltraShort Nasdaq-100
Swap Agreements — Goldman Sachs International	(1,732)	1,732	—	—
Swap Agreements — UBS AG	(6,753)	6,753	—	—
ProFund VP UltraSmall-Cap
Swap Agreements — Goldman Sachs International	158,733	—	—	158,733
Swap Agreements — UBS AG	124,546	—	—	124,546
ProFund VP Utilities
Swap Agreements — Goldman Sachs International	40,438	—	—	40,438

*                 The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

**          Financial instruments and cash collateral received are not disclosed on the Statement of Assets and Liabilities because the Fund does not have effective control of the collateral.

376 :: Notes to Financial Statements :: December 31, 2018

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date except in the case of depositary receipts, in which case dividends are recorded as soon as such information becomes available. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of the securities received. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to a ProFund VP are charged to that ProFund VP, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

Distributions to Shareholders

Each of the ProFunds VP (except ProFund VP Government Money Market, ProFund VP Real Estate, and ProFund VP U.S. Government Plus) intends to declare and distribute net investment income at least annually, if any. ProFund VP Government Money Market and ProFund VP U.S. Government Plus declare dividends from net investment income daily, if any, and pay dividends on a monthly basis. ProFund VP Real Estate declares and pays dividends from net investment income quarterly, if any. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, distribution reclassification, and equalization), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification. The ProFunds VP may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Federal Income Taxes

Each of the ProFunds VP intends to continue to qualify each year as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability. Accordingly, no provision for federal income taxes is required in the financial statements. The ProFunds VP have a calendar tax year end.

Management of the ProFunds VP has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken and the ProFunds VP are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as “Fees paid indirectly.”

Expense Reimbursement from a Third Party

During 2018, certain ProFunds VP received a reimbursement from a third party relating to expenses that were incurred in a prior year. This reimbursement is non-recurring and is disclosed on the Statement of Operations as “Expenses reimbursed by third parties”. The corresponding impacts to each ProFund VP’s Total Return and Ratios to Average Net Assets in the Financial Highlights are disclosed in a footnote to that ProFund VP’s Financial Highlights.

Recent Accounting Pronouncements and Regulation S-X Amendments

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Fund has early adopted ASU 2018-13 with the financial statements prepared as of December 31, 2018.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. The Funds’ adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes presenting all distributions to shareholders, other than tax basis return of capital distributions, if any, in one line-item, called “Total distributions”.

December 31, 2018 :: Notes to Financial Statements :: 377

Prior to the adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets were presented as follows:

	Distributions from
Fund	Net Investment Income	Net Realized Gains on Investments
ProFund VP Asia 30	$—	$(1,099,295)
ProFund VP Banks	(29,961)	—
ProFund VP Basic Materials	(103,682)	—
ProFund VP Bull	—	(2,229,776)
ProFund VP Consumer Goods	(179,485)	(209,288)
ProFund VP Dow 30	—	(104,535)
ProFund VP Emerging Markets	(17,623)	—
ProFund VP Europe 30	(625,699)	—
ProFund VP Financials	(166,272)	—
ProFund VP Government Money Market	(38,688)	—
ProFund VP Health Care	—	(3,659,790)
ProFund VP Industrials	(54,047)	—
ProFund VP Large-Cap Growth	—	(1,217,906)
ProFund VP Large-Cap Value	(191,199)	—
ProFund VP Mid-Cap	—	(3,760,820)
ProFund VP Mid-Cap Growth	—	(2,003,816)
ProFund VP Mid-Cap Value	(51,706)	(1,023,717)
ProFund VP Nasdaq-100	—	(282,363)
ProFund VP Oil & Gas	(509,954)	—
ProFund VP Pharmaceuticals	(184,347)	(82,163)
ProFund VP Real Estate	(123,359)	(697,350)
ProFund VP Semiconductor	(20,339)	—
ProFund VP Short Mid-Cap	—	(4,598)
ProFund VP Small-Cap	—	(1,491,113)
ProFund VP Small-Cap Growth	—	(2,118,469)
ProFund VP Small-Cap Value	(4,544)	(212,516)
ProFund VP Technology	(15,522)	—
ProFund VP Telecommunications	(449,569)	(552,138)
ProFund VP U.S. Government Plus	(107,171)	—
ProFund VP UltraBull	—	(4,217,255)
ProFund VP UltraMid-Cap	—	(1,888,977)
ProFund VP UltraNasdaq-100	—	(2,556,570)
ProFund VP UltraSmall-Cap	—	(2,247,114)
ProFund VP Utilities	(839,554)	(1,375,423)

3. Investment Valuation Summary

The valuation techniques employed by the ProFunds VP, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These valuation techniques distinguish between market participant assumptions developed based on market data obtained from sources independent of the ProFunds VP (observable inputs) and the ProFunds VPs’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The inputs used for valuing the ProFunds VPs’ investments are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical assets

•                  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the ProFunds VPs’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Security prices are generally valued at their fair value using information provided by a third party pricing service or market quotations or other procedures approved by the Trust’s Board of Trustees. The securities in the portfolio of a non-money market ProFund VP that are listed or traded on a stock exchange or the Nasdaq National Market System (“Nasdaq/NMS”) are generally valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. If there have been no sales for

378 :: Notes to Financial Statements :: December 31, 2018

that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees as described below.

Securities regularly traded in the OTC markets, including securities listed on an exchange, but that are primarily traded OTC other than those traded on the Nasdaq/NMS, are generally valued on the basis of the mean between the bid and asked quotes furnished by dealers actively trading those instruments. Fixed-income securities are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for those instruments. Short-term fixed-income securities maturing in sixty days or less, and of sufficient credit quality, may be valued at amortized cost, which approximates fair value. For the ProFund VP Government Money Market, investments are valued at amortized cost, in accordance with Rule 2a-7 of the 1940 Act. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust’s Board of Trustees. Futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined and are typically categorized as Level 1 in the fair value hierarchy. Swap agreements are generally valued using independent sources and/or agreements with counterparties. Forward currency contracts are valued at their quoted daily prices obtained from an independent pricing service. These valuations are typically categorized as Level 2 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied.

When the Advisor determines that the market price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of such a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded; (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Any such fair valuations will be conducted pursuant to Board-approved fair valuation procedures. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a ProFund VP’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a ProFund VP could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a ProFund VP may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

For the year ended December 31, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of December 31, 2018, based upon the three levels defined above, is included in the table below while the breakdown, by category, of equity securities is disclosed on the Schedule of Portfolio Investments for each ProFund VP:

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Asia 30
Common Stocks	$19,756,115	$—	$—	$—	$19,756,115	$—
Total	$19,756,115	$—	$—	$—	$19,756,115	$—
ProFund VP Banks
Common Stocks	$5,030,457	$—	$—	$—	$5,030,457	$—
Repurchase Agreements	—	—	92,000	—	92,000	—
Swap Agreements	—	—	—	5,460	—	5,460
Total	$5,030,457	$—	$92,000	$5,460	$5,122,457	$5,460
ProFund VP Basic Materials
Common Stocks	$11,976,635	$—	$—	$—	$11,976,635	$—
Repurchase Agreements	—	—	204,000	—	204,000	—
Swap Agreements	—	—	—	12,045	—	12,045
Total	$11,976,635	$—	$204,000	$12,045	$12,180,635	$12,045

December 31, 2018 :: Notes to Financial Statements :: 379

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Bear
Repurchase Agreements	$—	$—	$4,031,000	$—	$4,031,000	$—
Futures Contracts	—	29,392	—	—	—	29,392
Swap Agreements	—	—	—	(23,229)	—	(23,229)
Total	$—	$29,392	$4,031,000	$(23,229)	$4,031,000	$6,163
ProFund VP Biotechnology
Common Stocks	$48,358,857	$—	$—	$—	$48,358,857	$—
Repurchase Agreements	—	—	701,000	—	701,000	—
Swap Agreements	—	—	—	57,618	—	57,618
Total	$48,358,857	$—	$701,000	$57,618	$49,059,857	$57,618
ProFund VP Bull
Common Stocks	$38,170,565	$—	$—	$—	$38,170,565	$—
Repurchase Agreements	—	—	12,808,000	—	12,808,000	—
Futures Contracts	—	(292,708)	—	—	—	(292,708)
Swap Agreements	—	—	—	55,384	—	55,384
Total	$38,170,565	$(292,708)	$12,808,000	$55,384	$50,978,565	$(237,324)
ProFund VP Consumer Goods
Common Stocks	$8,790,878	$—	$—	$—	$8,790,878	$—
Repurchase Agreements	—	—	127,000	—	127,000	—
Swap Agreements	—	—	—	6,937	—	6,937
Total	$8,790,878	$—	$127,000	$6,937	$8,917,878	$6,937
ProFund VP Consumer Services
Common Stocks	$24,999,525	$—	$—	$—	$24,999,525	$—
Repurchase Agreements	—	—	406,000	—	406,000	—
Swap Agreements	—	—	—	24,720	—	24,720
Total	$24,999,525	$—	$406,000	$24,720	$25,405,525	$24,720
ProFund VP Dow 30
Repurchase Agreements	$—	$—	$253,000	$—	$253,000	$—
Swap Agreements	—	—	—	1,963	—	1,963
Total	$—	$—	$253,000	$1,963	$253,000	$1,963
ProFund VP Emerging Markets
Common Stocks	$14,540,785	$—	$—	$—	$14,540,785	$—
Preferred Stocks	346,553	—	—	—	346,553	—
Repurchase Agreements	—	—	2,030,000	—	2,030,000	—
Swap Agreements	—	—	—	2,275	—	2,275
Total	$14,887,338	$—	$2,030,000	$2,275	$16,917,338	$2,275
ProFund VP Europe 30
Common Stocks	$18,345,581	$—	$—	$—	$18,345,581	$—
Total	$18,345,581	$—	$—	$—	$18,345,581	$—
ProFund VP Falling U.S. Dollar
Repurchase Agreements	$—	$—	$553,000	$—	$553,000	$—
Forward Currency Contracts	—	—	—	677	—	677
Total	$—	$—	$553,000	$677	$553,000	$677
ProFund VP Financials
Common Stocks	$29,633,524	$—	$—	$—	$29,633,524	$—
Repurchase Agreements	—	—	188,000	—	188,000	—
Swap Agreements	—	—	—	22,975	—	22,975
Total	$29,633,524	$—	$188,000	$22,975	$29,821,524	$22,975

380 :: Notes to Financial Statements :: December 31, 2018

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Government Money Market
U.S. Treasury Obligation	$—	$—	$73,727,187	$—	$73,727,187	$—
Repurchase Agreements	—	—	145,955,000	—	145,955,000	—
Total	$—	$—	$219,682,187	$—	$219,682,187	$—
ProFund VP Health Care
Common Stocks	$50,886,803	$—	$—	$—	$50,886,803	$—
Repurchase Agreements	—	—	809,000	—	809,000	—
Swap Agreements	—	—	—	44,829	—	44,829
Total	$50,886,803	$—	$809,000	$44,829	$51,695,803	$44,829
ProFund VP Industrials
Common Stocks	$10,871,527	$—	$—	$—	$10,871,527	$—
Repurchase Agreements	—	—	149,000	—	149,000	—
Swap Agreements	—	—	—	9,330	—	9,330
Total	$10,871,527	$—	$149,000	$9,330	$11,020,527	$9,330
ProFund VP International
Repurchase Agreements	$—	$—	$6,062,000	$—	$6,062,000	$—
Swap Agreements	—	—	—	39,938	—	39,938
Total	$—	$—	$6,062,000	$39,938	$6,062,000	$39,938
ProFund VP Internet
Common Stocks	$17,804,818	$—	$—	$—	$17,804,818	$—
Repurchase Agreements	—	—	485,000	—	485,000	—
Swap Agreements	—	—	—	22,184	—	22,184
Total	$17,804,818	$—	$485,000	$22,184	$18,289,818	$22,184
ProFund VP Japan
Repurchase Agreements	$—	$—	$8,104,000	$—	$8,104,000	$—
Futures Contracts	—	(607,722)	—	—	—	(607,722)
Total	$—	$(607,722)	$8,104,000	$—	$8,104,000	$(607,722)
ProFund VP Large-Cap Growth
Common Stocks	$24,608,277	$—	$—	$—	$24,608,277	$—
Repurchase Agreements	—	—	265,000	—	265,000	—
Total	$24,608,277	$—	$265,000	$—	$24,873,277	$—
ProFund VP Large-Cap Value
Common Stocks	$15,357,234	$—	$—	$—	$15,357,234	$—
Repurchase Agreements	—	—	8,000	—	8,000	—
Total	$15,357,234	$—	$8,000	$—	$15,365,234	$—
ProFund VP Mid-Cap
Repurchase Agreements	$—	$—	$7,877,000	$—	$7,877,000	$—
Futures Contracts	—	(211,536)	—	—	—	(211,536)
Swap Agreements	—	—	—	47,787	—	47,787
Total	$—	$(211,536)	$7,877,000	$47,787	$7,877,000	$(163,749)
ProFund VP Mid-Cap Growth
Common Stocks	$14,593,913	$—	$—	$—	$14,593,913	$—
Repurchase Agreements	—	—	58,000	—	58,000	—
Total	$14,593,913	$—	$58,000	$—	$14,651,913	$—
ProFund VP Mid-Cap Value
Common Stocks	$10,951,625	$—	$—	$—	$10,951,625	$—
Repurchase Agreements	—	—	56,000	—	56,000	—
Total	$10,951,625	$—	$56,000	$—	$11,007,625	$—

December 31, 2018 :: Notes to Financial Statements :: 381

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Nasdaq-100
Common Stocks	$45,283,167	$—	$—	$—	$45,283,167	$—
Repurchase Agreements	—	—	18,189,000	—	18,189,000	—
Futures Contracts	—	(747,196)	—	—	—	(747,196)
Swap Agreements	—	—	—	53,308	—	53,308
Total	$45,283,167	$(747,196)	$18,189,000	$53,308	$63,472,167	$(693,888)
ProFund VP Oil & Gas
Common Stocks	$25,363,535	$—	$—	$—	$25,363,535	$—
Repurchase Agreements	—	—	546,000	—	546,000	—
Swap Agreements	—	—	—	29,146	—	29,146
Total	$25,363,535	$—	$546,000	$29,146	$25,909,535	$29,146
ProFund VP Pharmaceuticals
Common Stocks	$13,647,403	$—	$—	$—	$13,647,403	$—
Repurchase Agreements	—	—	172,000	—	172,000	—
Swap Agreements	—	—	—	11,344	—	11,344
Total	$13,647,403	$—	$172,000	$11,344	$13,819,403	$11,344
ProFund VP Precious Metals
Repurchase Agreements	$—	$—	$19,004,000	$—	$19,004,000	$—
Swap Agreements	—	—	—	(32,689)	—	(32,689)
Total	$—	$—	$19,004,000	$(32,689)	$19,004,000	$(32,689)
ProFund VP Real Estate
Common Stocks	$10,104,650	$—	$—	$—	$10,104,650	$—
Repurchase Agreements	—	—	193,000	—	193,000	—
Swap Agreements	—	—	—	8,985	—	8,985
Total	$10,104,650	$—	$193,000	$8,985	$10,297,650	$8,985
ProFund VP Rising Rates Opportunity
Repurchase Agreements	$—	$—	$10,468,000	$—	$10,468,000	$—
Swap Agreements	—	—	—	(233,542)	—	(233,542)
Total	$—	$—	$10,468,000	$(233,542)	$10,468,000	$(233,542)
ProFund VP Semiconductor
Common Stocks	$4,150,004	$—	$—	$—	$4,150,004	$—
Repurchase Agreements	—	—	335,000	—	335,000	—
Swap Agreements	—	—	—	9,335	—	9,335
Total	$4,150,004	$—	$335,000	$9,335	$4,485,004	$9,335
ProFund VP Short Dow 30
Repurchase Agreements	$—	$—	$14,000	$—	$14,000	$—
Swap Agreements	—	—	—	(116)	—	(116)
Total	$—	$—	$14,000	$(116)	$14,000	$(116)
ProFund VP Short Emerging Markets
Repurchase Agreements	$—	$—	$1,763,000	$—	$1,763,000	$—
Swap Agreements	—	—	—	(4,613)	—	(4,613)
Total	$—	$—	$1,763,000	$(4,613)	$1,763,000	$(4,613)
ProFund VP Short International
Repurchase Agreements	$—	$—	$1,959,000	$—	$1,959,000	$—
Swap Agreements	—	—	—	(17,550)	—	(17,550)
Total	$—	$—	$1,959,000	$(17,550)	$1,959,000	$(17,550)
ProFund VP Short Mid-Cap
Repurchase Agreements	$—	$—	$583,000	$—	$583,000	$—
Swap Agreements	—	—	—	(6,682)	—	(6,682)
Total	$—	$—	$583,000	$(6,682)	$583,000	$(6,682)

382 :: Notes to Financial Statements :: December 31, 2018

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Short Nasdaq-100
Repurchase Agreements	$—	$—	$4,748,000	$—	$4,748,000	$—
Futures Contracts	—	35,933	—	—	—	35,933
Swap Agreements	—	—	—	(27,578)	—	(27,578)
Total	$—	$35,933	$4,748,000	$(27,578)	$4,748,000	$8,355
ProFund VP Short Small-Cap
Repurchase Agreements	$—	$—	$2,800,000	$—	$2,800,000	$—
Futures Contracts	—	33,019	—	—	—	33,019
Swap Agreements	—	—	—	(35,626)	—	(35,626)
Total	$—	$33,019	$2,800,000	$(35,626)	$2,800,000	$(2,607)
ProFund VP Small-Cap
Common Stocks	$4,531,117	$—	$—	$—	$4,531,117	$—
Contingent Right	—	—	200	—	200	—
Trust*	—	—	—	—	—	—
Repurchase Agreements	—	—	5,776,000	—	5,776,000	—
Futures Contracts	—	(16,521)	—	—	—	(16,521)
Swap Agreements	—	—	—	71,820	—	71,820
Total	$4,531,117	$(16,521)	$5,776,200	$71,820	$10,307,317	$55,299
ProFund VP Small-Cap Growth
Common Stocks	$19,114,442	$—	$—	$—	$19,114,442	$—
Total	$19,114,442	$—	$—	$—	$19,114,442	$—
ProFund VP Small-Cap Value
Common Stocks	$16,286,356	$—	$—	$—	$16,286,356	$—
Contingent Right	—	—	4,462	—	4,462	—
Repurchase Agreements	—	—	44,000	—	44,000	—
Total	$16,286,356	$—	$48,462	$—	$16,334,818	$—
ProFund VP Technology
Common Stocks	$25,844,154	$—	$—	$—	$25,844,154	$—
Repurchase Agreements	—	—	415,000	—	415,000	—
Swap Agreements	—	—	—	28,153	—	28,153
Total	$25,844,154	$—	$415,000	$28,153	$26,259,154	$28,153
ProFund VP Telecommunications
Common Stocks	$5,196,206	$—	$—	$—	$5,196,206	$—
Repurchase Agreements	—	—	68,000	—	68,000	—
Swap Agreements	—	—	—	5,923	—	5,923
Total	$5,196,206	$—	$68,000	$5,923	$5,264,206	$5,923
ProFund VP U.S. Government Plus
U.S. Treasury Obligation	$—	$—	$6,032,156	$—	$6,032,156	$—
Repurchase Agreements	—	—	7,085,000	—	7,085,000	—
Futures Contracts	—	(15)	—	—	—	(15)
Swap Agreements	—	—	—	193,135	—	193,135
Total	$—	$(15)	$13,117,156	$193,135	$13,117,156	$193,120
ProFund VP UltraBull
Common Stocks	$5,205,095	$—	$—	$—	$5,205,095	$—
Repurchase Agreements	—	—	5,763,000	—	5,763,000	—
Futures Contracts	—	(152,942)	—	—	—	(152,942)
Swap Agreements	—	—	—	98,931	—	98,931
Total	$5,205,095	$(152,942)	$5,763,000	$98,931	$10,968,095	$(54,011)

December 31, 2018 :: Notes to Financial Statements :: 383

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP UltraMid-Cap
Common Stocks	$8,090,237	$—	$—	$—	$8,090,237	$—
Repurchase Agreements	—	—	5,147,000	—	5,147,000	—
Futures Contracts	—	(136,636)	—	—	—	(136,636)
Swap Agreements	—	—	—	146,015	—	146,015
Total	$8,090,237	$(136,636)	$5,147,000	$146,015	$13,237,237	$9,379
ProFund VP UltraNasdaq-100
Common Stocks	$45,283,167	$—	$—	$—	$45,283,167	$—
Repurchase Agreements	—	—	29,869,000	—	29,869,000	—
Futures Contracts	—	(36,824)	—	—	—	(36,824)
Swap Agreements	—	—	—	686,494	—	686,494
Total	$45,283,167	$(36,824)	$29,869,000	$686,494	$75,152,167	$649,670
ProFund VP UltraShort Dow 30
Repurchase Agreements	$—	$—	$5,000	$—	$5,000	$—
Swap Agreements	—	—	—	(78)	—	(78)
Total	$—	$—	$5,000	$(78)	$5,000	$(78)
ProFund VP UltraShort Nasdaq-100
Repurchase Agreements	$—	$—	$471,000	$—	$471,000	$—
Swap Agreements	—	—	—	(8,485)	—	(8,485)
Total	$—	$—	$471,000	$(8,485)	$471,000	$(8,485)
ProFund VP UltraSmall-Cap
Common Stocks	$6,706,093	$—	$—	$—	$6,706,093	$—
Contingent Right	—	—	296	—	296	—
Trust*	—	—	—	—	—	—
Repurchase Agreements	—	—	8,651,000	—	8,651,000	—
Futures Contracts	—	93	—	—	—	93
Swap Agreements	—	—	—	283,279	—	283,279
Total	$6,706,093	$93	$8,651,296	$283,279	$15,357,389	$283,372
ProFund VP Utilities
Common Stocks	$39,227,559	$—	$—	$—	$39,227,559	$—
Repurchase Agreements	—	—	1,286,000	—	1,286,000	—
Swap Agreements	—	—	—	40,438	—	40,438
Total	$39,227,559	$—	$1,286,000	$40,438	$40,513,559	$40,438

^                  Other financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward currency contracts and swap agreements. These instruments are generally recorded in the financial statements at the unrealized appreciation/(depreciation) on the investment.

*                 Ferroglobe Representation and Warranty Insurance trust was valued at $0 and categorized as Level 2 within the fair value hierarchy.

4. Fees and Transactions with Affiliates and Other Parties

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP (excluding ProFund VP U.S. Government Plus) each pay the Advisor a fee at an annualized rate of 0.75% of the average daily net assets of each respective ProFund VP. The ProFund VP U.S. Government Plus pays the Advisor a fee at an annualized rate of 0.50% of its average daily net assets.

In addition, subject to the condition that the aggregate daily net assets of the Trust and Access One Trust, another investment company advised by the Advisor, be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual ProFund VP: 0.025% of the ProFund VP’s daily net assets in excess of $500 million to $1 billion, 0.05% of the ProFund VP’s daily net assets in excess of $1 billion to $2 billion, and 0.075% of the ProFund VP’s net assets in excess of $2 billion. During the year ended December 31, 2018, no Fund’s annual investment advisory fee was subject to such reductions.

Citi Fund Services Ohio, Inc. (“Citi”) acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the Trust’s and Access One Trust’s aggregate average net assets at a tier rate ranging from 0.00375% to 0.05%, and a base fee for certain filings. Administration fees also include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program.

Citi also acts as fund accounting agent for the Trust. For these services, the Trust pays Citi an annual fee based on the Trust’s and

384 :: Notes to Financial Statements :: December 31, 2018

Access One Trust’s aggregate average net assets at a tier rate ranging from 0.00375% to 0.03%, a base fee, and reimbursement of certain expenses.

FIS Investor Services LLC (“FIS”) acts as transfer agent for the Trust. For these services, the Trust pays FIS a base fee, service charges, fees based on the number of VP Funds, and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Advisor, serves as the Trust’s distributor. Under a Distribution and Shareholder Services Plan, adopted by the Trust’s Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each ProFund VP may pay financial intermediaries such as broker-dealers, insurance companies and the Distributor up to 0.25%, on an annualized basis, of the average daily net assets as compensation for the distribution-related activities and/or shareholder services.

Distribution Fees were suspended throughout the year ended December 31, 2018 for ProFund VP Government Money Market to maintain a more competitive net yield. If ProFund VP Government Money Market had paid an amount equal to 0.25% of its average daily net assets, the Distribution Fees would have been $455,029 for the year ended December 31, 2018. The Distributor may reinstate all or a portion of the Distribution Fees for ProFund VP Government Money Market at any time.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.10% of its average daily net assets.

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with certain insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the ProFunds VP may pay the insurance companies administrative services fees, a monthly / quarterly fee equal on an annual basis of up to 0.35% of their average daily net assets as reflected on the Statement of Operations as “Administrative services fees.” Throughout the year ended December 31, 2018, the administrative services fees of ProFund VP Government Money Market were suspended to maintain a more competitive net yield. If ProFund VP Government Money Market had paid an amount equal to the full amount per the administrative services agreements, the administrative services fees would have been $146,519 for the year ended December 31, 2018. All or a portion of the Administrative services fees of ProFund VP Government Money Market may be reinstated at any time.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust’s Chief Compliance Officer, such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. The Trust, together with affiliated Trusts, pays each Independent Trustee compensation for his services at an annual rate of $185,000. Independent Trustees also receive $10,000 for attending each regularly quarterly in-person meeting, $3,000 for attending each special meeting, and $3,000 for attending each telephonic meeting. During the year ended December 31, 2018, actual Trustee compensation was $711,000 in aggregate from the Trust and affiliated trusts. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the ProFunds VP reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP in order to limit the annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses as determined under GAAP) to an annualized rate of 1.35% of the average daily net assets of ProFund VP Government Money Market, 1.38% of the average daily net assets of ProFund VP U.S. Government Plus and 1.68% of the average daily net assets of each other ProFund VP. These expense limitations remain in effect until at least April 30, 2019.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years of the end of the contractual period; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. Any amounts recouped by the Advisor during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of December 31, 2018, the recoupments that may potentially be made by the ProFunds VP are as follows:

	Expires 4/30/19	Expires 4/30/20	Expires 4/30/21	Expires 4/30/22	Total
ProFund VP Asia 30	$30,256	$—	$—	$—	$30,256
ProFund VP Banks	—	—	—	3,986	3,986
ProFund VP Basic Materials	4,297	—	—	—	4,297
ProFund VP Consumer Goods	—	—	—	5,272	5,272
ProFund VP Emerging Markets	18,339	4,401	—	—	22,740
ProFund VP Europe 30	35,415	—	—	—	35,415
ProFund VP Falling U.S. Dollar	1,096	22,900	12,218	15,427	51,641
ProFund VP Health Care	—	—	—	2,002	2,002
ProFund VP Industrials	—	—	—	2,784	2,784
ProFund VP Large-Cap Growth	—	—	—	4,661	4,661
ProFund VP Large-Cap Value	1,648	1,471	—	3,051	6,170

December 31, 2018 :: Notes to Financial Statements :: 385

	Expires 4/30/19	Expires 4/30/20	Expires 4/30/21	Expires 4/30/22	Total
ProFund VP Mid-Cap Growth	$6,153	$2,261	$266	$5,076	$13,756
ProFund VP Mid-Cap Value	1,935	—	7,624	2,146	11,705
ProFund VP Precious Metals	11,749	2,783	—	—	14,532
ProFund VP Real Estate	3,646	—	—	954	4,600
ProFund VP Short Dow 30	572	43	122	13	750
ProFund VP Small-Cap	13,950	—	—	—	13,950
ProFund VP Small-Cap Growth	9,497	—	—	1,305	10,802
ProFund VP Small-Cap Value	—	12,744	—	—	12,744
ProFund VP Telecommunications	9,414	—	—	—	9,414
ProFund VP U.S. Government Plus	17,069	8,861	—	—	25,930
ProFund VP UltraSmall-Cap	30,254	—	—	—	30,254
ProFund VP Utilities	—	3,591	—	—	3,591

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of ProFund VP Government Money Market through April 30, 2019 to the extent necessary to maintain a certain minimum net yield as determined by the Advisor.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the minimum yield limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the ProFund VP Government Money Market’s net yield to fall below the highest previously determined minimum yield and such recoupment would not be subject to the contractual operating expense limit in effect at the time of such recoupment. Any amounts recouped by the Advisor during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of December 31, 2018, the recoupments that may potentially be made by ProFund VP Government Money Market are as follows:

	Expires 4/30/19	Expires 4/30/20	Total
ProFund VP Government Money Market	$1,683,972	$1,401,913	$3,085,885

The ProFunds VP are permitted to purchase and sell securities (“cross trade”) from and to other funds within the Trust pursuant to “Cross-Trading” Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross trade of securities by the respective ProFund VP from or to another fund that is or could be considered an affiliate of the ProFund VP under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross trade is executed at the current market price to save costs where allowed. Pursuant to these procedures, for the year ended December 31, 2018, the ProFunds VP engaged in the following cross trades, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net Realized Gains (Losses)
ProFund VP Bull	$1,954,584	$7,609,713	$3,078,219
ProFund VP Large-Cap Growth	2,807,623	3,938,018	565,818
ProFund VP Large-Cap Value	2,713,262	1,347,950	165,398
ProFund VP Mid-Cap Growth	919,579	1,647,814	(76,783)
ProFund VP Mid-Cap Value	434,147	607,936	(13,592)
ProFund VP Small-Cap Growth	8,516,439	5,891,476	(190,070)
ProFund VP Small-Cap Value	3,005,982	1,183,065	(19,605)
ProFund VP UltraBull	18,439,988	5,622,701	106,028

5. Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2018 were as follows:

	Purchases	Sales
ProFund VP Asia 30	$24,952,895	$35,247,342
ProFund VP Banks	34,616,869	38,537,783
ProFund VP Basic Materials	7,792,286	26,153,511
ProFund VP Biotechnology	70,169,363	71,084,720
ProFund VP Bull	3,532,436	9,231,644
ProFund VP Consumer Goods	5,301,390	12,811,818
ProFund VP Consumer Services	24,784,094	32,515,540
ProFund VP Emerging Markets	4,773,028	18,541,876
ProFund VP Europe 30	56,332,441	66,364,059
ProFund VP Financials	11,602,853	29,273,989
ProFund VP Health Care	32,493,507	35,324,314

386 :: Notes to Financial Statements :: December 31, 2018

	Purchases	Sales
ProFund VP Industrials	$15,657,368	$41,254,560
ProFund VP Internet	33,168,887	32,136,608
ProFund VP Large-Cap Growth	48,322,232	57,585,113
ProFund VP Large-Cap Value	20,936,637	23,865,524
ProFund VP Mid-Cap Growth	30,734,754	36,519,685
ProFund VP Mid-Cap Value	19,041,070	22,396,231
ProFund VP Nasdaq-100	3,528,055	2,832,845
ProFund VP Oil & Gas	28,436,391	37,532,730
ProFund VP Pharmaceuticals	42,625,864	38,656,730
ProFund VP Real Estate	8,326,265	8,716,448
ProFund VP Semiconductor	20,698,487	24,342,929
ProFund VP Small-Cap	959,226	1,196,017
ProFund VP Small-Cap Growth	40,736,608	46,218,286
ProFund VP Small-Cap Value	36,155,273	40,896,055
ProFund VP Technology	18,497,629	24,982,894
ProFund VP Telecommunications	21,307,382	19,401,933
ProFund VP UltraBull	677,197,225	695,169,363
ProFund VP UltraMid-Cap	113,268,559	121,846,574
ProFund VP UltraNasdaq-100	22,307,535	44,945,766
ProFund VP UltraSmall-Cap	1,419,670	1,769,644
ProFund VP Utilities	37,707,764	36,158,299

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2018 were as follows:

	Purchases	Sales
ProFund VP U.S. Government Plus	$33,078,834	$38,739,313

6. Investment Risks

Some risks apply to all ProFunds VP, while others are specific to the investment strategy of certain ProFunds VP. Each ProFund VP may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the ProFunds VP.

Risks Associated with the Use of Derivatives

Certain ProFunds VP may obtain investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the ProFund VP to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives (e.g., securities in the Index). These risks include counterparty risk, liquidity risk and increased correlation risk. When the ProFund VP uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., securities in the Index) and the derivative, which may prevent the ProFund VP from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the ProFund VP to losses in excess of those amounts initially invested.

Certain ProFunds VP may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the ProFund VP invests in swaps that use an ETF as the reference asset, the ProFund VP may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the ProFund VP only used swaps on the Index.

Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in a ProFund VP’s net assets, the terms of a swap agreement between the ProFund VP and its counterparty may permit the counterparty to immediately close out the transaction with the ProFund VP. In that event, the ProFund VP may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the ProFund VP’s investment objective. This, in turn, may prevent the ProFund VP from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the ProFund VP may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the ProFund VP’s return.

Compounding Risk

Certain ProFunds VP are “geared” funds (“Geared Funds”) in the sense that each has an investment objective to match a multiple, the inverse, or an inverse multiple of the performance of a benchmark on a single day, not for longer periods. These Geared Funds are subject to all of the correlation risks described below. In addition, because these ProFunds VP have a single day investment objective, for periods greater than one day, the effect of compounding may cause the performance of a ProFund VP to vary from the benchmark performance (or the inverse of the benchmark performance) times the stated multiple in the ProFund VP objective, as applicable, before accounting for fees and ProFund VP expenses. As explained in greater detail in their Prospectuses, as a result of compounding, Geared Funds are unlikely to provide a simple multiple (e.g. -1x, 2x, or -2x) of a benchmark’s return over periods longer than a single day.

December 31, 2018 :: Notes to Financial Statements :: 387

Leverage Risk

Certain ProFunds VP utilize leverage (i.e., obtain investment exposure in excess of their assets) in seeking to achieve their investment objective and will lose more money in market environments adverse to their daily objective than similar funds that do not employ leverage.

Because the ProFunds VP that utilize leverage include either multipliers of 2x or 1.25x (or sometimes the inverse thereof), a single day adverse price movement of more than 50% or 80%, respectively, in a relevant benchmark, could result in the total loss of an investor’s investment.

Active Investor Risk

Each ProFund VP permits short-term trading of its securities. In addition, the Advisor expects a significant portion of the assets invested in the ProFund VP to come from professional money managers and investors who use the ProFund VP as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover, and may result in additional costs for the ProFund VP. In addition, large movements of assets into and out of the ProFund VP may have a negative impact on the ProFund VP’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the ProFund VP’s expense ratio may vary from current estimates or the historical ratio disclosed in the ProFund VP’s prospectus.

Concentration Risk

Concentration risk results from maintaining concentrated exposure to certain types of issuers, industries, market sectors, countries or geographical regions. A ProFund VP that concentrates its investments will be more susceptible to risks associated with that concentration. With respect to the Sector ProFunds VP, a ProFund VP may have significant exposure to an individual industry that constitutes a significant portion of that ProFund VP’s benchmark. Such a ProFund VP will be more susceptible to the risks associated with that specific industry, which may be different from the risks generally associated with other benchmarks. Each ProFund VP will concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark, up to the extent permitted by applicable regulatory guidance. Additionally, certain ProFunds VP that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. These ProFunds VP may be more volatile than a more geographically diversified ProFund VP. The Schedule of Portfolio Investments includes information on each ProFund VP’s holdings, including industry and/or geographical composition, as relevant.

Correlation Risk

There is no guarantee that a ProFund VP will achieve a high degree of correlation with its benchmark. Failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective, and the percentage change of the ProFund VP’s net asset value (“NAV”) each day may differ, perhaps significantly, from the percentage change of the ProFund VP’s benchmark on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the benchmark.

A number of other factors may adversely affect a ProFund VP’s correlation with its benchmark, including material over- or underexposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a ProFund VP invests. A ProFund VP may not have investment exposure to all securities in its benchmark, or its weighting of investment exposure to stocks or industries may be different from that of the benchmark. In addition, a ProFund VP may invest in securities not included in the benchmark or in financial instruments. Each ProFund VP may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, either of which may negatively affect the ProFund VP’s correlation with its benchmark. A ProFund VP may also be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or underexposed to its benchmark, and may be impacted by index reconstitutions and index rebalancing events. Additionally, a ProFund VP’s underlying holdings or reference assets may trade on markets that may or may not be open on the same day as the ProFund VP. Each ProFund VP (other than the Classic ProFunds VP, the Sector ProFunds VP, ProFund VP Falling U.S. Dollar and ProFund VP Government Money Market) seeks to rebalance its portfolio daily to keep its leveraged, inverse or inverse leveraged exposure to the benchmark consistent with its investment objective. Any of these factors could decrease correlation between the performance of a ProFund VP and may hinder a ProFund VP’s ability to meet its investment objective on or around that day.

Counterparty Risk

A ProFund VP will invest in financial instruments involving third parties (i.e., counterparties). The use of financial instruments, such as swap agreements or futures contracts, involves risks that are different from those associated with ordinary portfolio securities transactions. Certain ProFunds VP will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount they expect to receive from counterparties to financial instruments and repurchase agreements entered into by the ProFunds VP. Each ProFund VP generally structures the agreement such that either party can terminate the contract without penalty prior to the termination date. A ProFund VP may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of an investment in each ProFund VP may decline. A ProFund VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a ProFund VP may obtain only limited recovery or may obtain no recovery in such circumstances.

The ProFunds VP typically enter into transactions with counterparties whose credit rating at the time of the transaction is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by the Advisor to be of comparable quality. These are usually major, global financial institutions. Although the counterparty to an exchange-traded futures contract is often backed by a futures commission

388 :: Notes to Financial Statements :: December 31, 2018

merchant (“FCM”) or clearing organization that is further backed by a group of financial institutions, there may be instances in which the FCM or the clearing organization could fail to perform its obligations, causing significant losses to the ProFund VP. For example, a ProFund VP could lose margin payments it has deposited with a clearing organization as well as gains owed but not paid to the ProFund VP if the clearing organization becomes insolvent or otherwise fails to perform its obligations. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers.

Debt Instruments Risk

The ProFunds VP may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of outstanding debt instruments falls when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as a ProFund VP may be required to reinvest the proceeds received at lower interest rates. These factors may cause the value of an investment in the ProFund VP to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than those issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets. Certain ProFunds VP are inversely correlated to bond prices and will typically respond differently to the above factors than would a ProFund VP positively correlated to bond prices.

Index Performance Risk

Certain ProFunds VP will be subject to index performance risk. There is no guarantee or assurance that the methodology used by the third-party provider to create the Index will result in the ProFund VP achieving high, or even positive, returns. The Index may underperform, and the ProFund VP could lose value, while other indices or measures of market performance increase in value.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a ProFund VP invests, the ProFunds VP might not be able to acquire or dispose of certain holdings quickly or at prices that represent true fair value in the judgment of the Advisor. Markets for the securities or financial instruments in which a ProFund VP invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a ProFund VP from limiting losses, realizing gains, or from achieving a high correlation (or inverse correlation) with its underlying benchmark.

7. Federal Income Tax Information

The tax character of distributions paid to shareholders during the tax years ended, as noted below, were as follows:

	Year Ended December 31, 2018				Year Ended December 31, 2017
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
ProFund VP Asia 30	$129,308	$—	$—	$129,308	$—	$1,099,295	$—	$1,099,295
ProFund VP Banks	45,033	—	—	45,033	29,961	—	—	29,961
ProFund VP Basic Materials	67,046	—	—	67,046	103,682	—	—	103,682
ProFund VP Bull	4,355,560	2,967,059	—	7,322,619	641,927	1,587,849	—	2,229,776
ProFund VP Consumer Goods	161,182	1,953,694	—	2,114,876	179,485	209,288	—	388,773
ProFund VP Consumer Services	—	1,368,209	—	1,368,209	—	—	—	—
ProFund VP Dow 30	175,647	—	—	175,647	90,714	13,821	—	104,535
ProFund VP Emerging Markets	60,833	—	—	60,833	17,623	—	—	17,623
ProFund VP Europe 30	694,945	—	—	694,945	625,699	—	—	625,699
ProFund VP Falling U.S. Dollar	17,779	38,602	—	56,381	—	—	—	—
ProFund VP Financials	157,288	—	—	157,288	166,272	—	—	166,272
ProFund VP Government Money Market	747,003	—	—	747,003	38,688	—	—	38,688
ProFund VP Health Care	78,636	2,906,954	—	2,985,590	—	3,659,790	—	3,659,790
ProFund VP Industrials	21,880	—	—	21,880	54,047	—	—	54,047
ProFund VP International	1,305,170	—	—	1,305,170	—	—	—	—

December 31, 2018 :: Notes to Financial Statements :: 389

	Year Ended December 31, 2018				Year Ended December 31, 2017
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
ProFund VP Internet	$9,602	$1,158,396	$—	$1,167,998	$—	$—	$—	$—
ProFund VP Large-Cap Growth	509,020	928,978	—	1,437,998	2,261	1,215,645	—	1,217,906
ProFund VP Large-Cap Value	160,481	—	—	160,481	191,199	—	—	191,199
ProFund VP Mid-Cap	2,406,149	472,015	—	2,878,164	3,354,991	405,829	—	3,760,820
ProFund VP Mid-Cap Growth	41,380	2,359,638	—	2,401,018	—	2,003,816	—	2,003,816
ProFund VP Mid-Cap Value	763,339	1,329,521	—	2,092,860	487,397	588,026	—	1,075,423
ProFund VP Nasdaq-100	4,899,518	2,121,775	—	7,021,293	—	282,363	—	282,363
ProFund VP Oil & Gas	641,763	—	—	641,763	509,954	—	—	509,954
ProFund VP Pharmaceuticals	168,708	369,772	—	538,480	184,347	82,163	—	266,510
ProFund VP Real Estate	221,681	1,139,462	—	1,361,143	123,359	697,350	—	820,709
ProFund VP Semiconductor	671,774	41,909	—	713,683	20,339	—	—	20,339
ProFund VP Short Mid-Cap	14,712	—	—	14,712	4,598	—	—	4,598
ProFund VP Small-Cap	628,387	326,801	—	955,188	1,185,128	305,985	—	1,491,113
ProFund VP Small-Cap Growth	—	2,167,456	—	2,167,456	65,436	2,053,033	—	2,118,469
ProFund VP Small-Cap Value	231,934	1,748,835	—	1,980,769	4,544	212,516	—	217,060
ProFund VP Technology	471,706	355,107	—	826,813	15,522	—	—	15,522
ProFund VP Telecommunications	376,240	—	—	376,240	1,001,707	—	—	1,001,707
ProFund VP U.S. Government Plus	165,159	—	—	165,159	107,171	—	—	107,171
ProFund VP UltraBull	10,650,856	427,143	—	11,077,999	4,089,291	127,964	—	4,217,255
ProFund VP UltraMid-Cap	4,615,273	1,114,122	—	5,729,395	1,540,940	348,037	—	1,888,977
ProFund VP UltraNasdaq-100	33,034,761	2,441,110	—	35,475,871	2,145,689	410,881	—	2,556,570
ProFund VP UltraSmall-Cap	4,941,888	2,208,740	—	7,150,628	1,621,951	625,163	—	2,247,114
ProFund VP Utilities	660,338	995,404	—	1,655,742	1,110,076	1,104,901	—	2,214,977

As of the latest tax year ended December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
ProFund VP Asia 30	$54,138	$—	$—	$(441,838)	$7,461,866	$7,074,166
ProFund VP Banks	67,297	—	—	(2,908,958)	149,604	(2,692,057)
ProFund VP Basic Materials	39,914	348,798	—	—	3,274,901	3,663,613
ProFund VP Bear	3,463	—	—	(19,066,163)	(23,229)	(19,085,929)
ProFund VP Biotechnology	107,520	108,138	—	—	21,052,963	21,268,621
ProFund VP Bull	166,189	1,043,789	—	—	22,306,984	23,516,962
ProFund VP Consumer Goods	159,669	1,689,045	—	—	5,019,267	6,867,981
ProFund VP Consumer Services	—	1,296,563	—	—	14,522,646	15,819,209
ProFund VP Dow 30	837	—	—	(1,639,051)	1,963	(1,636,251)
ProFund VP Emerging Markets	84,945	—	—	(6,209,502)	3,393,980	(2,730,577)
ProFund VP Europe 30	507,890	—	—	(1,307,812)	(451,143)	(1,251,065)
ProFund VP Falling U.S. Dollar	214	—	—	(278,045)	—	(277,831)
ProFund VP Financials	194,790	1,655,096	—	—	9,803,378	11,653,264
ProFund VP Government Money Market	—	—	—	(78,556)	—	(78,556)
ProFund VP Health Care	—	5,775,400	—	—	27,663,735	33,439,135
ProFund VP Industrials	—	2,481,816	—	—	5,691,624	8,173,440
ProFund VP International	16,547	—	—	(2,903,971)	39,938	(2,847,486)
ProFund VP Internet	—	490,370	—	—	8,114,869	8,605,239
ProFund VP Japan	9,941	—	—	(1,694,644)	—	(1,684,703)
ProFund VP Large-Cap Growth	—	6,298,362	—	—	9,203,119	15,501,481
ProFund VP Large-Cap Value	152,497	1,535,256	—	—	510,106	2,197,859
ProFund VP Mid-Cap	15,907	—	—	(1,314,401)	47,787	(1,250,707)
ProFund VP Mid-Cap Growth	—	1,641,887	—	—	2,549,987	4,191,874
ProFund VP Mid-Cap Value	33,613	418,869	—	—	(312,720)	139,762
ProFund VP Nasdaq-100	—	709,175	—	—	29,185,394	29,894,569
ProFund VP Oil & Gas	393,412	818,302	—	—	7,286,173	8,497,887
ProFund VP Pharmaceuticals	105,596	1,538,931	—	—	645,263	2,289,790
ProFund VP Precious Metals	8,874	—	—	(69,727,945)	(32,689)	(69,751,760)
ProFund VP Real Estate	133,734	762,239	—	—	3,146,242	4,042,215
ProFund VP Rising Rates Opportunity	336,505	—	—	(24,825,696)	(233,542)	(24,722,733)

390 :: Notes to Financial Statements :: December 31, 2018

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
ProFund VP Semiconductor	$21,450	$624,938	$—	$—	$2,015,278	$2,661,666
ProFund VP Short Dow 30	5	—	—	(51,796)	(116)	(51,907)
ProFund VP Short Emerging Markets	96,628	—	—	(1,661,365)	(4,613)	(1,569,350)
ProFund VP Short International	22,231	—	—	(1,701,393)	(17,550)	(1,696,712)
ProFund VP Short Mid-Cap	411	—	—	(2,392,973)	(6,682)	(2,399,244)
ProFund VP Short Nasdaq-100	2,407	—	—	(11,635,320)	(27,578)	(11,660,491)
ProFund VP Short Small-Cap	165,393	13,490	—	(4,879,524)	(35,626)	(4,736,267)
ProFund VP Small-Cap	—	—	—	(966,786)	579,557	(387,229)
ProFund VP Small-Cap Growth	—	2,317,421	—	—	3,857,702	6,175,123
ProFund VP Small-Cap Value	—	—	—	—	(1,189,722)	(1,189,722)
ProFund VP Technology	—	686,296	—	—	16,162,155	16,848,451
ProFund VP Telecommunications	199,866	—	—	(981,168)	(108,485)	(889,787)
ProFund VP U.S. Government Plus	—	—	—	(1,982,047)	551,007	(1,431,040)
ProFund VP UltraBull	113,178	—	—	(9,362,392)	2,971,520	(6,277,694)
ProFund VP UltraMid-Cap	—	—	—	(2,951,448)	2,267,771	(683,677)
ProFund VP UltraNasdaq-100	—	—	—	(9,478,534)	29,607,967	20,129,433
ProFund VP UltraShort Dow 30	546	—	—	(946,317)	(78)	(945,849)
ProFund VP UltraShort Nasdaq-100	2,753	—	—	(6,054,533)	(8,485)	(6,060,265)
ProFund VP UltraSmall-Cap	—	—	—	(5,062,295)	1,152,926	(3,909,369)
ProFund VP Utilities	597,746	2,238,512	—	—	16,285,085	19,121,343

As of the latest tax year ended December 31, 2018, the following ProFunds VP have net capital loss carryforwards (“CLCFs”) as summarized in the table below.

Fund	No Expiration Date
ProFund VP Asia 30	$441,838
ProFund VP Banks	2,908,958
ProFund VP Bear	19,066,163	*
ProFund VP Dow 30	1,639,051	*
ProFund VP Emerging Markets	6,209,502	*
ProFund VP Europe 30	1,307,812
ProFund VP Falling U.S. Dollar	278,045	*
ProFund VP Government Money Market	78,556
ProFund VP International	2,903,971	*
ProFund VP Japan	1,694,644	*
ProFund VP Mid-Cap	1,314,401	*
ProFund VP Precious Metals	69,727,945
ProFund VP Rising Rates Opportunity	24,825,696	*
ProFund VP Short Dow 30	51,796	*
ProFund VP Short Emerging Markets	1,661,365	*
ProFund VP Short International	1,701,393	*
ProFund VP Short Mid-Cap	2,392,973	*
ProFund VP Short Nasdaq-100	11,635,320	*
ProFund VP Short Small-Cap	4,879,524	*
ProFund VP Small-Cap	966,786
ProFund VP Telecommunications	981,168
ProFund VP U.S. Government Plus	1,982,047
ProFund VP UltraBull	9,362,392	*
ProFund VP UltraMid-Cap	2,951,448
ProFund VP UltraNasdaq-100	9,478,534
ProFund VP UltraShort Dow 30	946,317	*
ProFund VP UltraShort Nasdaq-100	6,054,533	*
ProFund VP UltraSmall-Cap	5,062,295

*  All or a portion are limited as a result of changes in the ProFund VP ownership during the year and in prior years.

Unused limitations accumulate and increase limited CLCFs available for use in offsetting net capital gains. The tax character of current year distribution paid and the tax basis of the current components of accumulated earnings (deficit) and any CLCFs will be determined at the end of the current tax year. The Board does not intend to authorize a distribution of any realized gain for a ProFund VP until any applicable CLCF has been offset or expires.

December 31, 2018 :: Notes to Financial Statements :: 391

At December 31, 2018, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ProFund VP Asia 30	$12,294,249	$8,658,090	$(1,196,224)	$7,461,866
ProFund VP Banks	4,978,313	3,181,411	(3,031,807)	149,604
ProFund VP Basic Materials	8,917,779	5,701,173	(2,426,272)	3,274,901
ProFund VP Bear	4,060,392	—	(23,229)	(23,229)
ProFund VP Biotechnology	28,064,512	28,566,371	(7,513,408)	21,052,963
ProFund VP Bull	28,434,257	27,211,258	(4,904,274)	22,306,984
ProFund VP Consumer Goods	3,905,548	5,916,814	(897,547)	5,019,267
ProFund VP Consumer Services	10,907,599	15,915,233	(1,392,587)	14,522,646
ProFund VP Dow 30	253,000	1,963	—	1,963
ProFund VP Emerging Markets	13,525,633	4,979,976	(1,585,996)	3,393,980
ProFund VP Europe 30	18,796,724	5,283,904	(5,735,047)	(451,143)
ProFund VP Falling U.S. Dollar	553,677	—	—	—
ProFund VP Financials	20,041,121	19,030,465	(9,227,087)	9,803,378
ProFund VP Government Money Market	219,682,187	—	—	—
ProFund VP Health Care	24,076,897	32,635,975	(4,972,240)	27,663,735
ProFund VP Industrials	5,338,233	7,185,817	(1,494,193)	5,691,624
ProFund VP International	6,062,000	39,938	—	39,938
ProFund VP Internet	10,197,133	10,266,810	(2,151,941)	8,114,869
ProFund VP Japan	7,496,278	—	—	—
ProFund VP Large-Cap Growth	15,670,158	10,717,513	(1,514,394)	9,203,119
ProFund VP Large-Cap Value	14,855,128	3,452,191	(2,942,085)	510,106
ProFund VP Mid-Cap	7,665,464	47,787	—	47,787
ProFund VP Mid-Cap Growth	12,101,926	3,646,278	(1,096,291)	2,549,987
ProFund VP Mid-Cap Value	11,320,345	1,929,646	(2,242,366)	(312,720)
ProFund VP Nasdaq-100	33,592,885	31,709,068	(2,523,674)	29,185,394
ProFund VP Oil & Gas	18,652,508	13,809,515	(6,523,342)	7,286,173
ProFund VP Pharmaceuticals	13,185,484	4,566,717	(3,921,454)	645,263
ProFund VP Precious Metals	19,004,000	—	(32,689)	(32,689)
ProFund VP Real Estate	7,160,393	4,696,190	(1,549,948)	3,146,242
ProFund VP Rising Rates Opportunity	10,468,000	—	(233,542)	(233,542)
ProFund VP Semiconductor	2,479,061	2,345,876	(330,598)	2,015,278
ProFund VP Short Dow 30	14,000	—	(116)	(116)
ProFund VP Short Emerging Markets	1,763,000	—	(4,613)	(4,613)
ProFund VP Short International	1,959,000	—	(17,550)	(17,550)
ProFund VP Short Mid-Cap	583,000	—	(6,682)	(6,682)
ProFund VP Short Nasdaq-100	4,783,933	—	(27,578)	(27,578)
ProFund VP Short Small-Cap	2,833,019	—	(35,626)	(35,626)
ProFund VP Small-Cap	9,783,059	1,373,776	(794,219)	579,557
ProFund VP Small-Cap Growth	15,256,740	5,040,690	(1,182,988)	3,857,702
ProFund VP Small-Cap Value	17,524,540	2,533,216	(3,722,938)	(1,189,722)
ProFund VP Technology	10,125,152	18,286,461	(2,124,306)	16,162,155
ProFund VP Telecommunications	5,378,614	961,188	(1,069,673)	(108,485)
ProFund VP U.S. Government Plus	12,759,269	551,007	—	551,007
ProFund VP UltraBull	7,942,564	3,679,045	(707,525)	2,971,520
ProFund VP UltraMid-Cap	10,978,845	3,747,133	(1,479,362)	2,267,771
ProFund VP UltraNasdaq-100	46,193,870	31,818,873	(2,210,906)	29,607,967
ProFund VP UltraShort Dow 30	5,000	—	(78)	(78)
ProFund VP UltraShort Nasdaq-100	471,000	—	(8,485)	(8,485)
ProFund VP UltraSmall-Cap	14,487,835	2,355,176	(1,202,250)	1,152,926
ProFund VP Utilities	24,268,912	19,054,164	(2,769,079)	16,285,085

392 :: Notes to Financial Statements :: December 31, 2018

8. Reverse Share Splits

Effective December 11, 2017, the ProFund VP Short Emerging Markets underwent a 1-for-5 reverse share split, and the ProFund VP UltraShort Nasdaq-100 underwent a 1-for-8 reverse share split.

Effective December 5, 2016, the ProFund VP Japan and ProFund VP Telecommunications underwent a 1-for-4 reverse share split, the ProFund VP Bear underwent a 1-for-5 reverse share split, the ProFund VP Short Mid-Cap underwent a 1-for-8 reverse share split, and the ProFund VP Rising Rates Opportunity underwent a 1-for-10 reverse share split.

Effective October 20, 2014, the ProFund VP Short Small-Cap and ProFund VP Short Nasdaq-100 underwent a 1-for-5 reverse share split, the ProFund VP Short Dow 30 underwent a 1-for-6 reverse share split, the ProFund VP UltraShort Dow 30 underwent a 1-for-12 reverse share split, and the ProFund VP UltraShort Nasdaq-100 underwent a 1-for-14 reverse share split.

The effect of the reverse share split transactions was to divide the number of outstanding shares of the ProFunds VP by the respective reverse split factor, with a corresponding increase in the net asset value per share. These transactions did not change the net assets of these ProFunds VP or the value of a shareholder’s investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the reverse share splits.

9. Shareholder Concentration

The Advisor was deemed a significant shareholder of each of the following ProFunds VP as of December 31, 2018: ProFund VP Dow 30, ProFund VP Short Dow 30, and ProFund VP UltraShort Dow 30. As of December 31, 2018, the Advisor’s ownership of the total shares outstanding of each ProFund VP was 33%, 58%, and 43%, respectively.

10. Subsequent Events

The ProFunds VP have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these Schedules of Portfolio Investments were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds’ Schedules of Portfolio Investments.

Report of Independent Registered Public Accounting Firm :: 393

To the Board of Trustees of ProFunds and Shareholders of each of the fifty funds listed below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed below (fifty of the funds constituting ProFunds, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

ProFund VP Asia 30	ProFund VP International	ProFund VP Short International
ProFund VP Banks	ProFund VP Internet	ProFund VP Short Mid-Cap
ProFund VP Basic Materials	ProFund VP Japan	ProFund VP Short Nasdaq-100
ProFund VP Bear	ProFund VP Large-Cap Growth	ProFund VP Short Small-Cap
ProFund VP Biotechnology	ProFund VP Large-Cap Value	ProFund VP Small-Cap
ProFund VP Bull	ProFund VP Mid-Cap	ProFund VP Small-Cap Growth
ProFund VP Consumer Goods	ProFund VP Mid-Cap Growth	ProFund VP Small-Cap Value
ProFund VP Consumer Services	ProFund VP Mid-Cap Value	ProFund VP Technology
ProFund VP Dow 30	ProFund VP Nasdaq-100	ProFund VP Telecommunications
ProFund VP Emerging Markets	ProFund VP Oil & Gas	ProFund VP U.S. Government Plus
ProFund VP Europe 30	ProFund VP Pharmaceuticals	ProFund VP UltraBull
ProFund VP Falling U.S. Dollar	ProFund VP Precious Metals	ProFund VP UltraMid-Cap
ProFund VP Financials	ProFund VP Real Estate	ProFund VP UltraNasdaq-100
ProFund VP Government Money Market	ProFund VP Rising Rates Opportunity	ProFund VP UltraShort Dow 30
ProFund VP Health Care	ProFund VP Semiconductor	ProFund VP UltraShort Nasdaq-100
ProFund VP Industrials	ProFund VP Short Dow 30	ProFund VP UltraSmall-Cap
	ProFund VP Short Emerging Markets	ProFund VP Utilities

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 25, 2019

We have served as the auditor of one or more investment companies in ProFunds, Access One Trust and ProShares Trust group since 1997.

394 :: Additional Tax Information (unaudited)

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2018, qualify for the corporate dividends received deduction for the following ProFunds VP:

Dividends Received Deduction
ProFund VP Banks	100.00%
ProFund VP Basic Materials	100.00%
ProFund VP Bull	18.44%
ProFund VP Financials	100.00%
ProFund VP Health Care	100.00%
ProFund VP Industrials	100.00%
ProFund VP Internet	100.00%
ProFund VP Large-Cap Growth	89.35%
ProFund VP Large-Cap Value	100.00%
ProFund VP Mid-Cap Growth	100.00%
ProFund VP Mid-Cap Value	37.72%
ProFund VP Nasdaq-100	9.21%
ProFund VP Oil & Gas	100.00%
ProFund VP Pharmaceuticals	100.00%
ProFund VP Real Estate	2.30%
ProFund VP Semiconductor	23.16%
ProFund VP Small-Cap	8.62%
ProFund VP Small-Cap Value	100.00%
ProFund VP Technology	100.00%
ProFund VP Telecommunications	66.09%
ProFund VP UltraBull	1.60%
ProFund VP UltraMid-Cap	3.98%
ProFund VP UltraNasdaq-100	2.00%
ProFund VP UltraSmall-Cap	14.45%
ProFund VP Utilities	100.00%

For the fiscal year ended December 31, 2018, the amount of long-term capital gain designated by the ProFunds VP were as follows:

Long-Term Capital Gain
ProFund VP Bull	$2,967,059
ProFund VP Consumer Goods	1,953,694
ProFund VP Consumer Services	1,368,209
ProFund VP Falling U.S. Dollar	38,602
ProFund VP Health Care	2,906,954
ProFund VP Internet	1,158,396
ProFund VP Large-Cap Growth	928,978
ProFund VP Mid-Cap	472,015
ProFund VP Mid-Cap Growth	2,359,638
ProFund VP Mid-Cap Value	1,329,521
ProFund VP Nasdaq-100	2,121,775
ProFund VP Pharmaceuticals	369,772
ProFund VP Real Estate	1,139,462
ProFund VP Semiconductor	41,909
ProFund VP Small-Cap	326,801
ProFund VP Small-Cap Growth	2,167,456
ProFund VP Small-Cap Value	1,748,835
ProFund VP Technology	355,107
ProFund VP UltraBull	427,143
ProFund VP UltraMid-Cap	1,114,122
ProFund VP UltraNasdaq-100	2,441,110
ProFund VP UltraSmall-Cap	2,208,740
ProFund VP Utilities	995,404

Additional Tax Information (unaudited) :: 395

For the fiscal year ended December 31, 2018, the amount of short-term capital gain designated by the ProFunds VP were as follows:

Short-Term Capital Gain
ProFund VP Bull	$4,355,560
ProFund VP Consumer Goods	23,133
ProFund VP Dow 30	175,647
ProFund VP Falling U.S. Dollar	17,779
ProFund VP Health Care	78,636
ProFund VP International	1,305,170
ProFund VP Internet	9,602
ProFund VP Large-Cap Growth	509,020
ProFund VP Mid-Cap	2,406,149
ProFund VP Mid-Cap Growth	41,380
ProFund VP Mid-Cap Value	746,823
ProFund VP Nasdaq-100	4,899,518
ProFund VP Semiconductor	671,774
ProFund VP Short Mid-Cap	14,712
ProFund VP Small-Cap	628,387
ProFund VP Small-Cap Value	231,934
ProFund VP Technology	471,706
ProFund VP UltraBull	10,650,856
ProFund VP UltraMid-Cap	4,615,273
ProFund VP UltraNasdaq-100	33,034,761
ProFund VP UltraSmall-Cap	4,941,888

396 :: Board Approval of Investment Advisory Agreement :: December 31, 2018 (unaudited)

At a meeting held on September 27-28, 2018, the Board of Trustees (the “Board”), including the trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”), unanimously approved the renewal of the Investment Advisory Agreement between ProFund Advisors LLC (the “Advisor”) and the Trust, on behalf of each of its operational series (each a “Fund” and collectively the “Funds”) (the “Advisory Agreement”). Certain Funds are designed to match, before fees and expenses, the performance of an underlying index both on a single day and over time (each a “Matching Fund” and, collectively, the “Matching Funds”). Certain other Funds are “geared” funds (each a “Geared Fund” and, collectively, the “Geared Funds”). Each Geared Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x), a multiple (i.e., 1.25x or 2x), or an inverse multiple (i.e., -1.25x or -2x) of the daily performance of an index or security.

The Board, including all of the Independent Trustees, determined that the terms of the Advisory Agreement for each Fund were fair and reasonable and in the best interests of such Fund and its shareholders.

The Board requested, and the Advisor provided, information that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including:

(i)	information about the advisory services that were being provided by the Advisor;
(ii)	the Advisor’s Form ADV;
(iii)	biographies of the employees of the Advisor who are primarily responsible for providing investment advisory services to the various Funds;
(iv)	information regarding each component of the contractual fee rates and actual fee rates for the prior fiscal year;
(v)	information regarding advisory fees earned versus advisory fees waived for previous periods;
(vi)	performance information for prior periods;
(vii)	comparative industry fee data;
(viii)	information about fees and other amounts that were received by the Advisor and its affiliates for non-advisory services;
(ix)	information regarding the Advisor’s trade allocation and best execution policies and procedures;
(x)	information about the financial condition of the Advisor; and
(xi)	information regarding how the Advisor monitors each Fund’s compliance with regulatory requirements and Trust procedures.

The Board evaluated this information and was advised by legal counsel to the Funds, and the Independent Trustees were advised by independent legal counsel with respect to their deliberations. In addition, the Trustees retained the services of an independent consultant to assist in selecting a universe of peer group funds with similar investment strategies, as well as to help them in evaluating information with respect to certain aspects of their review , including the reasonableness of fees paid by the Funds. In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

In addition to the information provided and discussions that occurred at the meeting on September 27 — 28, 2018, the Board regularly considers matters bearing on the Funds and their investment advisory, administration and distribution arrangements, including the Funds’ investment results and performance data, at their regular meetings throughout the year. The Board’s conclusions with respect to the renewal of the Advisory Agreement with respect to a Fund may take into account their consideration of the relevant arrangements during the course of the year and in prior years.

The Board took note of the information that was provided and considered factors they deemed relevant, including, among other things:

(i)	the nature, extent and quality of the services that were provided to each Fund by the Advisor;
(ii)	the costs of the services provided and the profits realized by the Advisor from its relationship with the Funds;
(iii)	the investment performance of the Funds; and
(iv)	the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect economies of scale, if any, for the benefit of Fund shareholders.

Nature, Extent and Quality of the Advisor’s Services

The Board reviewed the nature, extent and quality of the investment advisory services performed by the Advisor. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the Funds effectively. In particular, the Board considered the following:

•        the investment objective of each Fund, the Advisor’s description of the skills needed to manage each Fund and the Advisor’s success in achieving the investment objectives of each Fund;

•        the unique features of the Funds, including the unique asset classes and investment strategies of certain Funds, as well as the employment of optimization/sampling techniques necessary to manage certain Funds; with respect to the Geared Funds, the fact that to maintain exposure consistent with each Geared Fund’s daily investment objective, each Geared Fund needs to be rebalanced each day, an activity not typical of traditional index funds;

•        the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience and the specific expertise necessary to manage the Funds;

•        the structure of the portfolio staff compensation program and the incentives it is intended to provide;

•        the collateral, credit and cash management functions at the Advisor and the enhancements made in these areas;

•        the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds’ ability to meet their stated investment objectives and minimize counterparty risk;

•        a significant investment in personnel and state-of-the-art technology that the Advisor has made over the course of several years; and information regarding allocation of Fund brokerage and the selection of counterparties for Fund portfolio transactions, as well as favorable terms of derivatives transactions the Advisor was able to negotiate with swap counterparties on behalf of various Funds.

December 31, 2018 (unaudited) :: Board Approval of Investment Advisory Agreement :: 397

The Board also reviewed the Advisor’s compliance program, including specific activities associated with the both the Geared Funds and the Matching Funds. The Board discussed the compliance program with the Funds’ Chief Compliance Officer (the “CCO”). The Board and the CCO discussed the CCO’s evaluation of the operation of the Advisor’s compliance program, and efforts with respect to the Funds, changes made to the Advisor’s compliance program since the CCO’s last annual report to the Board, and whether the CCO believed additional enhancements to the compliance program were warranted. The Board discussed compliance issues reported to the Board during the reporting period and the remediation of such issues. The Board discussed key risk areas identified by the CCO and how such risks are addressed by the compliance program.

Based upon its review, the Board concluded that, with respect to each Fund, (i) the investment advisory services provided by the Advisor were of high quality, (ii) the Advisor successfully achieved the investment goals of the Fund, (iii) the Advisor’s services benefited the Fund’s shareholders, particularly in light of the nature of the Fund and the services required to support each such Fund, and (iv) they were generally satisfied with the nature, quality and extent of services provided to the Fund by the Advisor.

Comparison of Services and Fees

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability to the fees paid by other investment companies, including mutual funds offering strategies similar in nature and extent to the Funds. The Board discussed the methodology used to prepare the comparative fee data for each Fund and the potential limitation of such data. Notwithstanding this challenge, the Board found the comparative information it received to be useful in its evaluation of the reasonableness of the Advisor’s fee. The Advisor presented information about the significant drivers of cost and also examined the costs to investors to achieve the objectives of the Funds on their own, and took note that it would be more expensive or impractical to do so.

The Board reviewed information prepared by the independent consultant comparing management and expense information for each Fund to that of a peer group determined by the consultant. The Board reviewed peer group information prepared by the consultant comparing the contractual advisory fee rate to be paid by the Funds to other funds with investment objectives most similar to the Funds. The Board noted that, by design, certain Funds are in some respects unique and therefore no mutual fund was a perfect comparison for such Funds. The Board also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fees paid by the Funds after taking waivers and reimbursements into account.

The Board considered and discussed the fees charged and the services provided by the Advisor as sub-advisor. The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds but concluded that the Funds’ advisory fee rates were reasonable given the services provided.

Profitability

The Board considered the significant drivers of cost incurred by the Advisor in managing the Funds, including, but not limited to, intellectual capital, regulatory compliance, daily portfolio rebalancing of the Geared Funds, and entrepreneurial risk, and considered the costs that investors likely would incur if they independently sought to achieve the objectives of the Funds. The Board considered the profitability to the Advisor of its management of each of the Funds.

The Board recognized that it is difficult to compare the Advisor’s profitability to that of other managers because comparative information is in most cases not publicly available and to the extent such information is available it is affected by numerous factors, including the nature of a fund’s shareholder base, the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are typically reported net of distribution and marketing expenses. The Independent Trustees met in executive session to discuss and evaluate the information provided by the Advisor and the independent consultant. Among other things, the Trustees reviewed information regarding the financial condition and profitability of the Advisor, including the methodologies involved in calculating profitability.

Based on its review, the Board concluded that the profitability to the Advisor of the Advisory Agreement was reasonable in light of the services and benefits provided to each Fund.

Investment Performance of the Funds and the Advisor

The Board considered total return information for each Fund and focused on the correlation of returns to benchmark information for each Geared Fund for the 3-month, 1-year, 5-year, 10-year and since inception periods ended June 30, 2018, as applicable. The Board also considered performance information provided at regular Board meetings throughout the reporting period. The Board noted that correlation of returns for each Geared Fund remained strong during the applicable periods and that Geared Fund performance versus target performance was generally within expected ranges. The Board further noted that Matching Fund performance versus benchmark index performance was also generally within expected ranges during the applicable periods. The Board noted that, given the nature of the Funds that are Matching Funds or Geared Funds, the correlation of such Fund’s performance with the performance of its underlying benchmark (or a relevant inverse or multiple thereof) was a more meaningful factor than the Fund’s total return.

The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered the fact that the Geared Funds’ shareholders, and the shareholders of certain Matching Funds, tend to be active traders, which adds a level of complexity to the management of those Funds. The Independent Trustees also considered any indirect, or “fall-out,” benefits that the Advisor or its affiliates derived from their relationship to the Funds but concluded that such benefits were relatively insignificant. The Board considered that ProFund Distributors, Inc., a wholly-owned

398 :: Board Approval of Investment Advisory Agreement :: December 31, 2018 (unaudited)

subsidiary of the Advisor, earns fees from the Funds for providing services under a Distribution and Shareholder Services Plan.

Economies of Scale

The Board discussed with representatives of the Advisor potential economies of scale associated with certain costs, and how and when shareholders might benefit from economies of scale. The Board considered that effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and Access One Trust be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion.

Conclusions

The Board, including all of the Independent Trustees, concluded that, with respect to each Fund, the investment advisory fees and any other compensation payable to the Advisor were reasonable in relation to the nature and the quality of the services provided and that the continuation of the Advisory Agreement was in the best interests of the shareholders of the Fund. The Board indicated to the Advisor that it will continue to consider and evaluate on an ongoing basis potential economies of scale and how Fund shareholders might benefit from those economies of scale.

Expense Examples

400 :: Expense Examples (unaudited)

As a ProFund VP shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution fees; and other ProFund VP expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a ProFund VP and to compare these costs with the ongoing cost of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher. These examples also do not reflect fees associated with insurance company or insurance contracts. If those fees were reflected, expenses would be higher. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds.

Actual Expenses

The actual examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period ended December 31, 2018.

The columns below under the heading entitled “Actual” provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purpose

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended December 31, 2018.

The columns below under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on each ProFund VP’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each ProFund VP’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your ProFund VP and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Actual		Hypothetical (5% return before expenses)
	Annualized Expense Ratio During Period	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period(1)	Ending Account Value 12/31/18	Expenses Paid During Period(1)
ProFund VP Asia 30	1.68%	$1,000.00	$817.40	$7.70	$1,016.74	$8.54
ProFund VP Banks	1.68%	1,000.00	852.10	7.84	1,016.74	8.54
ProFund VP Basic Materials	1.68%	1,000.00	848.70	7.83	1,016.74	8.54
ProFund VP Bear	1.63%	1,000.00	1,072.30	8.51	1,016.99	8.29
ProFund VP Biotechnology	1.57%	1,000.00	951.20	7.72	1,017.29	7.98
ProFund VP Bull	1.54%	1,000.00	923.20	7.47	1,017.44	7.83
ProFund VP Consumer Goods	1.68%	1,000.00	907.20	8.08	1,016.74	8.54
ProFund VP Consumer Services	1.63%	1,000.00	932.10	7.94	1,016.99	8.29
ProFund VP Dow 30	1.47%	1,000.00	960.80	7.27	1,017.80	7.48
ProFund VP Emerging Markets	1.68%	1,000.00	893.40	8.02	1,016.74	8.54
ProFund VP Europe 30	1.68%	1,000.00	860.20	7.88	1,016.74	8.54
ProFund VP Falling U.S. Dollar	1.68%	1,000.00	972.50	8.35	1,016.74	8.54
ProFund VP Financials	1.58%	1,000.00	910.40	7.61	1,017.24	8.03
ProFund VP Government Money Market	1.35%	1,000.00	1,003.50	6.82	1,018.40	6.87
ProFund VP Health Care	1.68%	1,000.00	1,022.60	8.57	1,016.74	8.54
ProFund VP Industrials	1.69%	1,000.00	895.20	8.07	1,016.69	8.59
ProFund VP International	1.33%	1,000.00	878.30	6.30	1,018.50	6.77
ProFund VP Internet	1.66%	1,000.00	842.60	7.71	1,016.84	8.44
ProFund VP Japan	1.44%	1,000.00	900.80	6.90	1,017.95	7.32
ProFund VP Large-Cap Growth	1.68%	1,000.00	922.80	8.14	1,016.74	8.54
ProFund VP Large-Cap Value	1.68%	1,000.00	923.10	8.14	1,016.74	8.54
ProFund VP Mid-Cap	1.09%	1,000.00	851.40	5.09	1,019.71	5.55
ProFund VP Mid-Cap Growth	1.68%	1,000.00	849.00	7.83	1,016.74	8.54
ProFund VP Mid-Cap Value	1.68%	1,000.00	855.00	7.86	1,016.74	8.54
ProFund VP Nasdaq-100	1.65%	1,000.00	895.40	7.88	1,016.89	8.39
ProFund VP Oil & Gas	1.62%	1,000.00	748.70	7.14	1,017.04	8.24
ProFund VP Pharmaceuticals	1.68%	1,000.00	973.50	8.36	1,016.74	8.54
ProFund VP Precious Metals	1.68%	1,000.00	922.80	8.14	1,016.74	8.54
ProFund VP Real Estate	1.68%	1,000.00	938.10	8.21	1,016.74	8.54
ProFund VP Rising Rates Opportunity	1.64%	1,000.00	996.90	8.26	1,016.94	8.34

Expense Examples (unaudited) :: 401

			Actual		Hypothetical (5% return before expenses)
	Annualized Expense Ratio During Period	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period(1)	Ending Account Value 12/31/18	Expenses Paid During Period(1)
ProFund VP Semiconductor	1.67%	$1,000.00	$852.60	$7.80	$1,016.79	$8.49
ProFund VP Short Dow 30	1.68%	1,000.00	1,024.60	8.57	1,016.74	8.54
ProFund VP Short Emerging Markets	1.48%	1,000.00	1,095.90	7.82	1,017.74	7.53
ProFund VP Short International	1.39%	1,000.00	1,127.40	7.45	1,018.20	7.07
ProFund VP Short Mid-Cap	1.66%	1,000.00	1,155.90	9.02	1,016.84	8.44
ProFund VP Short Nasdaq-100	1.65%	1,000.00	1,088.20	8.69	1,016.89	8.39
ProFund VP Short Small-Cap	1.68%	1,000.00	1,198.00	9.31	1,016.74	8.54
ProFund VP Small-Cap	1.68%	1,000.00	817.60	7.70	1,016.74	8.54
ProFund VP Small-Cap Growth	1.68%	1,000.00	851.20	7.84	1,016.74	8.54
ProFund VP Small-Cap Value	1.68%	1,000.00	807.80	7.66	1,016.74	8.54
ProFund VP Technology	1.60%	1,000.00	892.70	7.63	1,017.14	8.13
ProFund VP Telecommunications	1.68%	1,000.00	941.70	8.22	1,016.74	8.54
ProFund VP U.S. Government Plus	1.38%	1,000.00	999.50	6.96	1,018.25	7.02
ProFund VP UltraBull	1.54%	1,000.00	834.00	7.12	1,017.44	7.83
ProFund VP UltraMid-Cap	1.68%	1,000.00	709.40	7.24	1,016.74	8.54
ProFund VP UltraNasdaq-100	1.68%	1,000.00	771.70	7.50	1,016.74	8.54
ProFund VP UltraShort Dow 30	0.80%	1,000.00	1,050.80	4.14	1,021.17	4.08
ProFund VP UltraShort Nasdaq-100	1.65%	1,000.00	1,133.70	8.87	1,016.89	8.39
ProFund VP UltraSmall-Cap	1.68%	1,000.00	651.60	6.99	1,016.74	8.54
ProFund VP Utilities	1.68%	1,000.00	1,024.30	8.57	1,016.74	8.54

(1)  Expenses are equal to the average account value, multiplied by the ProFund VP’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

402 :: Trustees and Executive Officers (unaudited)

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

William D. Fertig c/o ProFunds Trust 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (117)	Context Capital

Russell S. Reynolds, III c/o ProFunds Trust 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (117)	RSR Partners, Inc.

Michael C. Wachs c/o ProFunds Trust 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	Linden Lane Capital Partners LLC (Real Estate Development): Managing Principal (2010 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (117)	NAIOP (the Commercial Real Estate Development Association)

Interested Trustee

Michael L. Sapir** 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (117)

*                 The “Fund Complex” consists of all operational registered investment companies under the 1940 Act that are advised by ProFund Advisors LLC and any operational registered investment companies that have an investment adviser that is an affiliated person of ProFund Advisors LLC. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this report are excluded from these figures.

**          Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Executive Officers

Todd B. Johnson 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor and ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Victor M. Frye 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present

Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors LLC (December 2004 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present); Chief Compliance Officer of ProFunds Distributors, Inc. (July 2015 to present).

Richard F. Morris 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of the Advisor, ProShare Advisors, and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015); General Counsel, WisdomTree Asset Management (October 2010 to October 2012)

Christopher E. Sabato 4400 Easton Commons, Suite 200 Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 888-776-3637.

This Page Intentionally Left Blank

P.O. Box 182800

Columbus, OH 43218-2800

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 888-776-5717.

A description of the policies and procedures that the ProFunds VP uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 888-776-3637; and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the ProFund VP voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available. (i) without change by calling toll-free 888-776-3637; (ii) on the ProFunds’ VP website at ProFunds.com; and (iii) on the Commission’s website at sec.gov.

ProFunds VP filed complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q through September 30, 2018. The ProFund VP Government Money Market will file Form N-Q for the first quarter of 2019. Following the Form N-Q filing for the first quarter of 2019, the ProFund VP Government Money Market will no longer be required to file Form N-Q. Effective March 31, 2019, Form N-PORT will replace Form N-Q for all ProFunds VP (except the ProFund VP Government Money Market), and will provide complete Schedules of Portfolio Holdings as of each month end. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

12/18

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as Exhibit 13(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William D. Fertig, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)                                 Audit Fees:

2018 $644,813

2017 $648,111

The fees relate to the audit of the registrants’ annual financial statements paid to PWC LLP.

(b)                                 Audit-Related Fees:

2018 $0

2017 $0

(c)                                  Tax Fees:

2018 $143,000

2017 $163,161

The fees relate to the preparation of the registrant’s tax returns and review of income and capital gain distribution calculations paid to PWC LLP.

(d)                                 All Other Fees:

2018 $0

2017 $0

(e)(1)                   The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee.  In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2)                   No Services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%.

(g)                                  2018 $143,000

2017 $163,161

These aggregate fees were billed in the Reporting Periods for non-audit services by the principal accountant to the Registrant and Fund Management.

(h) Not applicable.

Item 5.         Audit Committee of Listed Registrants.

Not applicable.

Item 6.         Investments.

(a)   Not Applicable

(b)   Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)  File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)  The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)  Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)  Not applicable.

(a)(4)  Not applicable.

(b)  Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ProFunds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	March 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Todd B. Johnson
Todd B. Johnson, President and Principal Executive Officer

Date	March 1, 2019

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	March 1, 2019

* Print the name and title of each signing officer under his or her signature.